UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08690

MassMutual Premier Funds
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA 01111
(Address of principal executive offices)	(Zip code)

Eric Wietsma
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant’s telephone number, including area code:      413-788-8411

Date of fiscal year end:      9/30/12

Date of reporting period:      9/30/12

Item 1. Reports to Stockholders.

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Premier Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Premier Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“MassMutual believes you can most effectively pursue your retirement goals by creating a long-term investment plan designed to suit your investment time horizon and your tolerance for risk, monitoring that plan regularly, and making changes to your plan when appropriate.”

September 30, 2012

Investors navigate good and bad economic news and drive stocks higher here and abroad

I am pleased to present you with the MassMutual Premier Funds Annual Report, covering the year ended September 30, 2012.* Most major global equity markets advanced strongly for the period, despite the volatility and weak stock performance that characterized the second quarter of 2012. The market advance occurred in an environment that included both continued global economic malaise and positive signs for the future. The willingness of some central bankers and country leaders to take bold steps to help resolve ongoing problems in both Europe and the U.S. encouraged investors. Other reasons for optimism also emerged over the course of the year, including signs of a strengthening housing market in the U.S., positive earnings reports from companies in numerous industries, and improvements in U.S. employment statistics.

MassMutual believes you can most effectively pursue your retirement goals by creating a long-term investment plan designed to suit your investment time horizon and your tolerance for risk, monitoring that plan regularly, and making changes to your plan when appropriate. Keeping certain investing guidelines in mind (such as those below) can help you maintain your long-term perspective.

Investing guidelines for retirement investors

Time may be your ally

Investing for retirement is a decades-long process for most people. The financial markets will be volatile from time to time, but many patient investors who have taken a long-term approach have managed to ride out the downturns and have successfully grown their account balances and reached their retirement goals over time.

Continue to invest

Some of the most sophisticated investors believe that individuals who can weather a bear market have the potential to be rewarded by amassing larger positions at more favorable prices (relative to those who do not continue to invest during a down market). That’s why many financial professionals believe it’s important to stay in the market, regardless of short-term results.

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are investment types that typically behave differently depending upon the economic and market environment. Those broad investment types contain an even greater array of sub-categories (such as small-cap stocks, international stocks, high-yield bonds, etc.). Many financial experts believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a portfolio that includes a mix of investment types and sub-categories.

*	On May 23, 2012, the Board of Trustees approved a change in the fiscal year-end of each series of the MassMutual Premier Funds (the “Trust”) from October 31 to September 30. Accordingly, the Trust’s financial statements and related notes include information as of the 11-month period ended September 30, 2012, and the one-year periods ended October 31, 2011, and October 31, 2010, if applicable. Discussions of the economic and market overview and of fund performance are relevant to each of the 11-month fiscal period and the year ended September 30, 2012.

(Continued)

MassMutual Premier Funds – President’s Letter to Shareholders (Unaudited) (Continued)

Get on track, stay on track

We believe doing business with MassMutual is the sign of a good decision. MassMutual focuses on the long term and encourages all retirement investors to do the same. If you work with a financial professional, this could be an ideal time to contact him or her to help you evaluate and fine-tune your retirement-planning strategy, taking into consideration your investment time frame and risk tolerance to get and keep you on track toward your long-term investment objectives. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 10/1/12 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Premier Funds – Economic and Market Overview (Unaudited)

September 30, 2012

Stock markets advance substantially despite ongoing uncertainty

For the year ended September 30, 2012,* broad stock market indexes in the U.S. and abroad notched substantial increases, as optimistic investors overcame concerns about the sovereign debt crisis in Europe and unsteady economic growth here at home to drive stocks higher. The U.S. Federal Reserve (the “Fed”) and other central banks from across the globe helped calm occasionally jittery markets by implementing actions intended to stimulate their respective economies, and key interest rates remained near historical lows. U.S. manufacturing, employment, and housing statistics told a story of an economy unsure of its strength at certain times, but still indicated continued improvement overall for the year.

The price of oil trended higher through much of the first half of the yearlong period, going from around $79 per barrel on October 1, 2011, to a peak of nearly $110 in late February 2012. Oil prices dropped 30% to around $78 in late June and finished September at $92.18. Gasoline prices mainly moved in a similar fashion, with consumers getting some needed relief at the pumps during the early summer of 2012 in between bouts with much higher prices. Gold started the period at around $1,625 per ounce and rose over the 12 months. The price of the precious metal gyrated by about $215 during the yearlong period, before settling at $1,771.10 at the end of September 2012.

The Fed continued to keep interest rates at historically low levels, with the federal funds rate remaining at 0.0% to 0.25% – the level the rate has occupied since December 2008 – in an ongoing attempt to stimulate the economy. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. In October 2011, The Fed implemented “Operation Twist,” the stimulus program under which the Fed has been aiming to boost economic growth by causing long-term interest rates to decline by selling shorter-term U.S. Treasury securities and using the proceeds to buy those with longer terms. The central bank confirmed its commitment to keeping interest rates low, stating in its Federal Open Market Committee meeting notes in April that economic conditions were “expected to warrant an exceptionally low federal funds rate through late 2014.” In June, the Fed announced its extension of Operation Twist through the end of 2012. In September, Chairman Ben Bernanke announced the Fed’s decision to launch a third round of quantitative easing, or QE3, which involves the central bank’s purchase of $40 billion in agency mortgage-backed securities per month in an effort to lower mortgage rates and spur greater activity in the housing market.

Market performance

U.S. and foreign equities rewarded investors for the year ended September 30, 2012, with U.S. stocks leading the charge. The small-cap Russell 2000® Index was the standout performer for the year, with its 31.91% advance. The S&P 500® Index (the “S&P 500”), which measures the performance of large-cap stocks in the U.S., gained 30.20%. Technology stock benchmark the NASDAQ Composite® Index (“NASDAQ”) posted an impressive 29.02% return. Also posting a double-digit advance was the Dow Jones Industrial AverageSM (the “Dow”), a well-known measure of blue-chip stock performance, which gained 26.52%. Foreign equity markets also advanced for the year, with the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, advancing 16.93%, and the MSCI® EAFE® Index, a barometer for foreign stocks in developed markets, advancing 13.75% for the year.

Bonds generally underperformed equities by a wide margin during the 12 months. One exception was the Barclays U.S. Corporate High Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, which advanced 19.37%, as investors sought higher returns relative to other bonds. Conversely, the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained only 5.16%. The environment of low interest rates continued to take its toll, with shorter-term debt investments struggling to stay in positive territory. The Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.65%; and Treasury bills advanced only slightly, as measured by the Citigroup 3-Month Treasury Bill Index, which gained a mere 0.05%.**

*	On May 23, 2012, the Board of Trustees approved a change in the fiscal year-end of each series of the MassMutual Premier Funds from October 31 to September 30. Accordingly, the discussion herein is relevant to each of the 11-month fiscal period and the year ended September 30, 2012.

**	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MassMutual Premier Funds – Economic and Market Overview (Unaudited) (Continued)

October 2011 was one of the best months for stocks in a decade, so returns of most broad stock market indexes for the year ended September 30, 2012, were considerably higher than for the 11 months ended September 30, 2012 (which did not include October 2011). High-yield bonds also rose during October 2011, which helped the Barclays U.S. Corporate High Yield Index notch a notably higher return for the year ended September 30, 2012, relative to the 11 months ended September 30, 2012. The performance of higher-quality bonds during October 2011 was muted and accounted for the relatively minor disparity in the performance of such bonds’ indexes over the 11-month and one-year periods ended September 30, 2012.

Stocks advance in the midst of fourth quarter 2011 volatility

U.S. stocks performed well in the fourth quarter of 2011, with virtually all gains coming in October, when the market strongly rebounded from a steep third-quarter sell-off. One factor that drove the rally was the prospect of further progress by European leaders toward solving that region’s sovereign debt crisis. Bonds, for the most part, turned in flat returns for the fourth quarter, although corporate high-yield bonds continued to perform well.

The federal government’s final estimate of economic growth, as measured by gross domestic product (“GDP”), for the third quarter of 2011, which was released in the fourth quarter, came in at 1.8%, which was down a bit from the earlier 2.0% projection. Moreover, the U.S. unemployment rate dropped to 8.6% in November 2011 from 9.0% the previous month, although the primary driver of that decline was a reduction in the number of unemployed individuals seeking work. In October, durable goods orders (with the exception of transportation) showed broad-based strength, and November’s Institute for Supply Management (“ISM”) new orders index rebounded to a seven-month high. In December, positive economic reports showed improvements in the home builders index and in housing starts.

Stocks outperform bonds in the first quarter of 2012

In the first quarter of 2012, equities once again outperformed their bond counterparts – only this time, the quarter was marked by much less volatility. In the bond market, Treasury yields traded in a relatively narrow range until mid-March, when they spiked higher on growing optimism about the U.S. economy. (Bond prices move in the opposite direction to interest rates [or yields]; when yields rise, the prices of existing bonds fall – and vice versa.) By the end of the month, however, yields had retraced about half of their advance.

The Commerce Department reported that private-sector spending and private investment helped boost the U.S. economy to a 2.8% annualized expansion in the fourth quarter of 2011, in data released in the first quarter. The economy typically expands by more than 3% annually during an economic recovery, the pace that economists consider necessary to bring down unemployment. Housing had its ups and downs during the period. In January, the Commerce Department reported that sales of new homes unexpectedly dropped in December 2011. In February 2012, however, it was reported that big price reductions in the U.S. real estate market had given a lift to existing home sales, which rose 4.3% in January to a 4.57 million annual rate. Another bright spot emerged when National Association of Homebuilders reported that confidence among U.S. home builders held in March at its highest level since June 2007, and data showed solid manufacturing growth in the first quarter.

In Europe, Standard & Poor’s downgraded the government debt of France, Spain, Italy, and Austria in January on concerns over high debt levels and those countries’ significant need to refinance debt in 2013. Germany, however, avoided a downgrade and maintained its AAA rating. Greece’s fiscal situation became a bit brighter in March, as significant progress in that country’s negotiations with its private-sector creditors cleared the way for a second €130 billion bailout for the debt-strapped nation from the European Union (“EU”) and the International Monetary Fund. Also in March, Chinese Premier Wen Jiabao cut the country’s 2012 target growth rate to 7.5% – China’s lowest growth target in eight years.

Second quarter of 2012: bonds outpace stocks as worries over Europe re-emerge

The U.S. stock market had a challenging second quarter, with all widely followed market indexes suffering single-digit losses. The European debt crisis, which had receded as a major source of concern for investors in the first three months of 2012, worsened once again. Foreign stocks trailed their U.S. counterparts. On the positive side, equities trimmed their losses from the early June lows and jumped about 2% on the final day of the quarter on news of a “breakthrough” deal at the two-day summit of EU leaders in Brussels, Belgium. In the bond market, the yield of U.S. Treasury securities plummeted and prices soared amid

MassMutual Premier Funds – Economic and Market Overview (Unaudited) (Continued)

investors’ decreasing appetite for risk. At quarter-end, the yield of the bellwether 10-year Treasury note stood near its all-time low. Longer-dated Treasuries were standout performers, while TIPS (Treasury Inflation-Protected Securities) also did well. Within the corporate sector, investment-grade bonds generally fared better than high-yield debt. Employment trends downshifted during April, and payroll growth slowed in the second quarter. Corporate earnings were mainly positive, but manufacturing was down.

During the second quarter, prices on Spanish and Italian debt fell after rallying earlier in the year in response to the European Central Bank’s (“ECB”) Long-Term Refinancing Operations lending facility. Spanish and Italian banks were reported to have tapped a direct lending line from the ECB. In addition, concerns started to grow that Greece could leave the euro zone. Later in the quarter, however, there was a positive reaction to the election of a pro-austerity government in Greece. Here in the U.S., the Supreme Court voted 5 to 4 in June to uphold the Affordable Care Act, the health care law signed by President Obama in 2010. The ruling left the law essentially intact, with most mandates taking effect in 2014.

Central banks come to the rescue in the third quarter of 2012

Popular stock indexes in the U.S. posted solid gains in the third quarter of 2012, as some of the globe’s most powerful central bankers decided it was time to take action once again. In July, ECB President Mario Draghi stated he would do “whatever it takes” to preserve the euro, and the ECB supported that statement with a new bond-buying program in September. About a week later, Fed Chairman Ben Bernanke announced the launch of QE3. Around the same time, the Bank of Japan followed suit, announcing plans to ramp up its bond-buying program. Although the ECB and Fed announcements helped drive stock prices higher, the major indexes subsequently gave up some of their gains. Foreign equity markets modestly outperformed their domestic counterparts for the quarter, primarily due to a weaker U.S. dollar.

Bond investments trailed their equity counterparts in the third quarter of 2012, as Treasury yields fluctuated, but finished September with minimal change. Corporate bonds, including high-yield debt, did well, although corporate bonds lost some of their luster late in the quarter, as the afterglow of the Fed’s QE3 announcement began to fade. Manufacturing showed some expansion as the quarter came to an end, but export orders remained under pressure, reflecting mainly weak global markets. Continued improvement in the unemployment rate as the period ended seemed at odds with data about jobless claims. Housing finished the quarter strongly.

As the yearlong period came to an end along with September 2012, many problems remained on the world stage, such as the ongoing concerns in Europe (particularly in Greece, Italy, and Spain) as well as the challenges faced by China. Investors worldwide will likely focus on the U.S. in the near future as key events on the eco-political stage take place, including the U.S. presidential and congressional elections in November. Additionally, investors will brace for the potential impact of the “fiscal cliff,” the adopted term for a large reduction of the federal budget deficit through significant tax increases and spending cuts, which is scheduled to become effective on December 31, 2012, unless Congress agrees upon an alternative. The fiscal cliff has the strong potential to derail economic growth, at least in the short term. We expect investors will pay attention to these events and others as they search for indications about what may lie ahead for the financial markets.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 10/1/12 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Premier Money Market Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Money Market Fund, and who is the Fund’s subadviser?

The Fund seeks to maximize current income to the extent consistent with liquidity and the preservation of capital by investing in a diversified portfolio of money market instruments. It is important to note that the Fund seeks to maintain, but does not guarantee, a stable net asset value of $1.00 per share. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital). An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

How did the Fund perform during the 12 months ended September 30, 2012?*

The Fund’s Class S shares returned 0.00%, trailing the 0.05% return of the Citigroup 3-Month Treasury Bill Index (the “benchmark”), an unmanaged index representing the performance of 3-month U.S. Treasury bills that reflects reinvestment of all distributions and changes in market prices. For the 11 months ended September 30, 2012, the Fund’s Class S shares returned 0.00%, trailing the 0.05% return of the benchmark. During the periods, the Fund waived certain fees to allow it to achieve the 0.00% return. The Fund’s Class S shares would have had a negative return if the waiver had not been in effect.

*	On May 23, 2012, the Board of Trustees approved a change in the fiscal year-end of the Fund from October 31 to September 30. The discussion below is relevant to each of the 11-month fiscal period and the year ended September 30, 2012.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The low interest rate environment continued to hold down absolute returns of short-term debt instruments throughout the year ended September 30, 2012. The Fund continued to focus on high-quality issuers in short-maturity non-financial commercial paper in this environment. (Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.) The strategy allowed the Fund to earn additional yield relative to the benchmark, whose yield has remained at low levels because of low short-term interest rates and the high demand for Treasury bills.

The one-month London Interbank Offered Rate (LIBOR) – an interest rate used in the short-term international interbank market – only declined from 0.23% to 0.21% over the year, although the rate did spike as high as 0.29% late in the fourth quarter of 2011, before the European Central Bank (ECB) announced its Long Term Refinancing Operation (LTRO), which helped stabilize the short-term markets. The three-month LIBOR remained essentially unchanged over the 12-month period, but spiked higher during the fourth quarter of 2011, rising from 0.36% to as high as 0.58%. This volatility has not driven any strategy change for the Fund. High-quality floating-rate paper continues to offer a significant yield advantage when compared to commercial paper, which has helped boost Fund performance. During the middle of the period, we took advantage of the seasonal contraction in Treasury bills that caused yields to decline due to reduced supply and higher demand, which drove prices higher. (Bond prices move in the opposite direction of interest rates [or yields]; when yields rise, the prices of existing bonds fall – and vice versa.) We reduced the Fund’s exposure to U.S. Treasury bills and agency short-term debt instruments in favor of higher-yield commercial paper. However, we have slightly increased the Fund’s Treasury and Agency exposure as yields have increased.

The Fund has avoided European bank paper, which has benefited the portfolio’s overall credit quality, but does limit opportunities to capture higher yields. As of September 30, 2012, the Fund’s high-quality floating-rate bond component had increased to around 9.5% of the portfolio, with the Treasury bill/agency bond allocation at approximately 17%. Short-term high-quality commercial paper comprises the bulk of the portfolio and was beneficial to performance over the course of the year.

Subadviser outlook

The Federal Reserve (the “Fed”) has indicated its commitment to keep interest rates low for the foreseeable future and has taken ongoing actions intended to stimulate economic growth until either unemployment begins to decline toward a more acceptable level or inflation starts to rise. We continue to expect there to be uncertainty in Europe as well as in the U.S., with the “fiscal cliff” looming at the end of the year. The fiscal cliff refers to a large reduction of the federal budget deficit through significant tax increases and spending cuts, which is scheduled to become effective on December 31, 2012, unless Congress agrees upon an alternative.

MassMutual Premier Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

In consideration of these uncertainties and the low interest rate environment, we continue to believe that focusing on high-quality issuers and short maturities is a sound strategy for the Fund, as it allows us to make Fund management moves quickly in changing market conditions and to maintain our commitment to preserve capital and liquidity.

MassMutual Premier Money Market Fund Asset Allocation (% of Net Assets) on 9/30/12

Commercial Paper	75.4%
U.S. Treasury Bonds & Notes	9.8%
Corporate Debt	7.4%
Discount Notes	7.1%
Certificates of Deposit	2.4%
Time Deposits	0.0%

Total Short-Term Investments	102.1%
Other Assets and Liabilities	(2.1)%

Net Assets	100.0%

MassMutual Premier Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Money Market Fund Class S, Class A, Class Y, and the Citigroup 3-Month Treasury Bill Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Five Year Average Annual 10/1/07 - 9/30/12	Ten Year Average Annual 10/1/02 - 9/30/12
Class S	0.00%	0.68%	1.62%
Class A	0.01%	0.59%	1.39%
Class Y	0.01%	0.65%	1.56%
Citigroup 3-Month Treasury Bill Index	0.05%	0.71%	1.73%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Citigroup 3-Month Treasury Bill Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Treasury bills are backed by the U.S. government and offer a fixed rate of return, while the Fund's shares are not guaranteed. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

An investment in the MassMutual Premier Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2012?*

The Fund’s Class S shares returned 3.29%, substantially outperforming the 0.65% return of the Barclays U.S. 1-3 Year Government Bond Index (the “benchmark”), an unmanaged index of U.S. government bonds with one to three years remaining to the scheduled payment of principal. For the 11 months ended September 30, 2012, the Fund’s Class S shares returned 2.91%, outperforming the 0.55% return of the benchmark.

*	On May 23, 2012, the Board of Trustees approved a change in the fiscal year-end of the Fund from October 31 to September 30. The discussion below is relevant to each of the 11-month fiscal period and the year ended September 30, 2012.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Strong demand for high-quality short-term debt and solid performance by the Fund’s high-yield and securitized bond components were the primary contributors to performance over the year ended September 30, 2012.

The Fund’s holdings in investment-grade bonds were the best performers over the period. Bonds in the industrials and financials sectors proved particularly beneficial. The Fund’s investments in high-yield corporate bonds also contributed to performance, and lower-quality corporate bonds in the BBB and BB rating categories outperformed their higher-quality counterparts during the period. Holdings in securitized bond sectors also contributed to returns, with commercial mortgage-backed securities (CMBS) leading the way, followed by asset-backed securities (ABS) and agency and non-agency mortgage-backed securities (MBS). The Fund’s cash holdings and a lighter positioning in government agency bonds detracted slightly from Fund performance during the year.

The Federal Reserve (the “Fed”) extended the “Operation Twist” program of buying longer-dated Treasuries into December 2012, which helped boost Fund performance with higher prices for longer-term Treasuries, while driving down interest rates. Bond prices move in the opposite direction to interest rates (or yields); when yields fall, the prices of existing bonds rise – and vice versa. As yields declined, we increased the Fund’s position in corporate bonds and ABS to take advantage of rising prices in those sectors, which ultimately benefited performance. We reduced the Fund’s position in intermediate-term corporate bonds to increase holdings in shorter-maturity securities and industrial bonds. In ABS, the Fund invested primarily in bonds backed by auto and U.S. government-guaranteed student loans.

The Fund held derivative instruments on occasion for yield curve, duration, and downside risk management, which detracted from performance modestly over the year. (A yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates. Duration is a measure of a bond or bond portfolio’s sensitivity to interest rates. The longer the duration, the greater the price impact to the bond or portfolio when interest rates rise or fall.)

Subadviser outlook

Sluggish economic growth in the U.S. and abroad remains a concern. European sovereign headlines continue to impact the markets, even as the European Central Bank (ECB) announced a bond-buying program in September. The U.S. has major elections in November, and we expect little substantive action for the remainder of 2012 regarding critical issues, such as the budget deficit or the looming “fiscal cliff.” The fiscal cliff refers to a large reduction of the federal budget deficit through significant tax increases and spending cuts, which is scheduled to become effective on December 31, 2012, unless Congress agrees upon an alternative.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

The Fed announced in September that the central bank was undertaking a new round of Quantitative Easing (QE3) through the purchase of MBS in an attempt to maintain lower rates to spur economic growth and lower unemployment levels. We anticipate that the Fund will maintain exposure to corporate bonds and other non-Treasuries to provide yield and will look to opportunistically rotate among asset sectors.

MassMutual Premier Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/12

Corporate Debt	34.8%
Non-U.S. Government Agency Obligations	23.1%
U.S. Government Agency Obligations and Instrumentalities	5.1%
Municipal Obligations	0.8%
U.S. Treasury Obligations	0.1%

Total Long-Term Investments	63.9%
Short-Term Investments and Other Assets and Liabilities	36.1%

Net Assets	100.0%

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Five Year Average Annual 10/1/07 - 9/30/12	Ten Year Average Annual 10/1/02 - 9/30/12
Class S	3.29%	4.93%	4.33%
Class A	2.95%	4.56%	3.94%
Class A (sales load deducted)*	-0.66%	3.82%	3.57%
Class Y	3.22%	4.91%	4.29%
Class L	3.15%	4.80%	4.18%
Barclays U.S. 1-3 Year Government Bond Index	0.65%	2.94%	2.92%

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class N, Class N (CDSC fees deducted), and the Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Five Year Average Annual 10/1/07 - 9/30/12	Since Inception Average Annual 12/31/02 - 9/30/12
Class N	2.48%	4.23%	3.58%
Class N (CDSC fees deducted)*	1.49%	4.23%	3.58%
Barclays U.S. 1-3 Year Government Bond Index	0.65%	2.94%	2.90%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 3.50% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. 1-3 Year Government Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class Z and the Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Since Inception Average Annual 12/3/10 - 9/30/12
Class Z	3.49%	3.43%
Barclays U.S. 1-3 Year Government Bond Index	0.65%	1.00%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

++ From 12/1/10.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. 1-3 Year Government Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing, under normal circumstances, at least 80% of its net assets in inflation-indexed bonds and other income-producing securities. The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2012?*

The Fund’s Class S shares returned 8.94%, underperforming the 9.10% return of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “benchmark”), an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds. For the 11 months ended September 30, 2012, the Fund’s Class S shares returned 7.02%, trailing the 7.11% return of the benchmark.

*	On May 23, 2012, the Board of Trustees approved a change in the fiscal year-end of the Fund from October 31 to September 30. The discussion below is relevant to each of the 11-month fiscal period and the year ended September 30, 2012.

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2012, TIPS rose on higher inflation expectations, which were driven, in large part, by a determined Federal Reserve’s (the “Fed”) policy actions and modest signs of stabilizing economic fundamentals.

The Fund’s TIPS holdings were primarily consistent with those of the benchmark; however, an underweight position in 10-year TIPS, relative to the benchmark, contributed to modest underperformance for the Fund during the third quarter of 2012, when 10-year TIPS outperformed. The Fund’s minor cash position also resulted in modest relative underperformance when the prices of TIPS rose.

The Fund received a performance boost from investments in high-quality asset-backed and money market securities. Asset-backed securities performed very well over the year, as investors continued to look for short-duration, high-quality investments to enhance yield in this low interest rate environment. Within the asset-backed bond sector, the Fund invested primarily in auto loans and U.S. government-guaranteed student loans, which benefited overall Fund performance during the year.

The Fund may hold derivative instruments for yield curve and duration management, as well as for replicating cash bonds and gaining market exposure in order to implement manager views. (A yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates. Duration is a measure of a bond or bond portfolio’s sensitivity to interest rates. The longer the duration, the greater the price impact to the bond or portfolio when interest rates rise or fall.) The Fund may also use futures and interest rate swaps for duration management of the Fund. The Fund benefited from the use of repurchase agreements during the year.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Tensions between technical market pressures driven by Fed policy actions, mediocre fundamental economic data, and geopolitical concerns continue to drive market volatility. The Fed’s September 2012 announcement that the central bank was taking additional action bolstered inflation expectations – although slowing global economic data and the U.S. “fiscal cliff” continued to temper inflation expectations. The fiscal cliff refers to a large reduction of the federal budget deficit through significant tax increases and spending cuts, which is scheduled to become effective on December 31, 2012, unless Congress agrees upon an alternative.

The Fund’s TIPS holdings remain positioned relatively consistent with those of the benchmark. We remain ready to increase the Fund’s TIPS position opportunistically. In our view, the Fund also stands to benefit from its investments in high-quality asset-backed and money market securities.

MassMutual Premier Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 9/30/12

U.S. Treasury Obligations	99.3%
Non-U.S. Government Agency Obligations	24.4%
Corporate Debt	1.0%
Municipal Obligations	0.2%
U.S. Government Agency Obligations and Instrumentalities	0.1%

Total Long-Term Investments	125.0%
Short-Term Investments and Other Assets and Liabilities	(25.0)%

Net Assets	100.0%

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Inflation-Protected and Income Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Five Year Average Annual 10/1/07 - 9/30/12	Since Inception Average Annual 12/31/03 - 9/30/12
Class S	8.94%	7.72%	6.29%
Class A	8.50%	7.29%	5.78%
Class A (sales load deducted)*	3.35%	6.25%	5.19%
Class Y	8.83%	7.61%	6.17%
Class L	8.62%	7.43%	6.01%
Class N	8.11%	6.97%	5.50%
Class N (CDSC fees deducted)*	7.11%	6.97%	5.50%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	9.10%	7.93%	6.57%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Inflation-Protected and Income Fund Class Z and the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Since Inception Average Annual 3/1/11 - 9/30/12
Class Z	8.95%	11.92%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	9.10%	11.82%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Core Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2012?*

The Fund’s Class S shares returned 6.63%, ahead of the 5.16% return of the Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index. For the 11 months ended September 30, 2012, the Fund’s Class S shares returned 6.35%, outperforming the 5.05% return of the benchmark.

*	On May 23, 2012, the Board of Trustees approved a change in the fiscal year-end of the Fund from October 31 to September 30. The discussion below is relevant to each of the 11-month fiscal period and the year ended September 30, 2012.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Security selection and sector allocation were the primary contributors to the Fund’s performance during the year ended September 30, 2012. Investment-grade corporate bonds were the standout performers. Fundamentals at corporations remained strong, though trend improvement slowed later in the period. Still, corporate balance sheets were in historically good shape as the year came to a close. Within corporate bonds, the Fund’s holdings in the industrials sector were the main drivers of performance, but Fund positions in the building products, metals and mining, and financials sectors also contributed. Major areas of focus for the Fund were shorter-maturity banks, transportation/waste, and pipelines. The largest underweight positions, relative to the benchmark, were in the utilities, pharmaceuticals, and food and beverage market segments, as these sectors seemed expensive relative to other sectors. The Fund’s opportunistic high-yield bond component, which focused on short-maturity industrials holdings in an effort to enhance yield, also helped performance.

Within the securitized bond sector, we further diversified Fund holdings in mortgage-backed securities (“MBS”), focusing on varying bonds by stated interest rates, maturity, and issuing agencies. We continued to trade this sector tactically for the Fund, which added to performance throughout the year. Commercial mortgage-backed securities (“CMBS”) was the best-performing securitized bond sector within the Fund. CMBS fundamentals continued to improve, and the Fund maintained its overweight position, relative to the benchmark, over the last year. Non-agency MBS also provided strong performance during the 12-month period. The Fund maintained an overweight stake in this sector; however, these securities have become tougher to buy due to low supply and strong demand. The Fund maintained its emphasis on the asset-backed securities market segment, as it has provided shorter high-quality securities and higher yield relative to Treasuries.

The Fund held derivative instruments on occasion for yield curve, duration, and downside hedging during the year. In aggregate, these positions proved to be slight detractors from performance. (A yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates. Duration is a measure of a bond or bond portfolio’s sensitivity to interest rates. The longer the duration, the greater the price impact to the bond or portfolio when interest rates rise or fall.)

Subadviser outlook

Our view is that the U.S. economy will grow at a sub-par pace into next year. European sovereign concerns and the U.S. “fiscal cliff” still weigh heavily on corporation expenditures, hiring, and the capital markets. The fiscal cliff refers to a large reduction of the federal budget deficit through significant tax increases and spending cuts, which is scheduled to become effective on December 31, 2012, unless Congress agrees upon an alternative.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Our belief is that U.S interest rates are likely to remain low as the Federal Reserve (the “Fed”) has pushed back any timetable for possible rate hikes for the foreseeable future. Additionally, the Fed has continued to implement programs to stimulate growth and reduce unemployment.

Against this backdrop, the prices of corporate bonds and other non-Treasuries have increased, as investors continue to look for income in an extended low interest rate environment. Corporate fundamentals still look relatively strong, though the rate of improvement has slowed. Valuations look fair in many bond sectors other than Treasuries, and we will rely on our bottom-up fundamental credit research capabilities in this environment to find compelling portfolio ideas. Credit research is a core competency at our firm, and we are opportunistically finding securities with strong potential to add value to the Fund.

MassMutual Premier Core Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/12

Corporate Debt	34.2%
U.S. Government Agency Obligations and Instrumentalities	23.3%
U.S. Treasury Obligations	23.1%
Non-U.S. Government Agency Obligations	14.8%
Sovereign Debt Obligations	1.0%
Municipal Obligations	0.5%

Total Long-Term Investments	96.9%
Short-Term Investments and Other Assets and Liabilities	3.1%

Net Assets	100.0%

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Five Year Average Annual 10/1/07 - 9/30/12	Ten Year Average Annual 10/1/02 - 9/30/12
Class S	6.63%	6.99%	5.63%
Class A	6.29%	6.60%	5.22%
Class A (sales load deducted)*	1.24%	5.57%	4.71%
Class Y	6.71%	7.01%	5.59%
Class L	6.65%	6.86%	5.48%
Barclays U.S. Aggregate Bond Index	5.16%	6.53%	5.32%

Hypothetical Investments in MassMutual Premier Core Bond Fund Class N, Class N (CDSC fees deducted), and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Five Year Average Annual 10/1/07 - 9/30/12	Since Inception Average Annual 12/31/02 - 9/30/12
Class N	5.99%	6.34%	4.86%
Class N (CDSC fees deducted)*	4.99%	6.34%	4.86%
Barclays U.S. Aggregate Bond Index	5.16%	6.53%	5.30%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Bond Fund Class Z and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Since Inception Average Annual 12/3/10 - 9/30/12
Class Z	6.90%	7.11%
Barclays U.S. Aggregate Bond Index	5.16%	5.83%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

++ From 12/1/10.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Diversified Bond Fund, and who is the Fund’s subadviser?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed income securities. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2012?*

The Fund’s Class S shares returned 8.49%, outpacing the 5.16% return of the Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index. For the 11 months ended September 30, 2012, the Fund’s Class S shares returned 7.61%, outperforming the 5.05% return of the benchmark.

*	On May 23, 2012, the Board of Trustees approved a change in the fiscal year-end of the Fund from October 31 to September 30. The discussion below is relevant to each of the 11-month fiscal period and the year ended September 30, 2012.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Corporate bonds were the best performers in the Fund over the year ended September 30, 2012. Issuer selection was the largest contributor to corporate bond performance, followed by sector allocation. During the period, the Fund’s lower-quality corporate bonds (rated BBB and BB) outperformed higher-quality bonds. The Fund benefited from a slight increase in its high-yield bond allocation during the period, which focused on shorter-term maturities. High-yield Fund holdings in the industrials sector underwent significant price appreciation and were the most beneficial to Fund performance. Investment-grade and high-yield bond Fund holdings in sectors such as gaming, diversified telecommunications, and finance helped drive performance, while the Fund’s underweight positions, relative to the benchmark, in the home builders and textile/apparel market segments slightly detracted from results.

The Fund’s underweight position in Treasuries was also a positive contributor to relative performance, as other bond types outperformed Treasuries during the year. Security selection and sector positioning within the securitized bond segment was also beneficial to overall results. Within non-government-agency mortgage-backed securities, a favorable market environment and good issuer selection – a product of our strong bottom-up credit research – also boosted Fund performance. We further diversified Fund holdings in mortgage-backed securities, focusing on varying bonds by stated interest rates, maturity, and issuing agencies. We continued to trade this sector tactically for the Fund, which added to performance over the period. In the commercial mortgage-backed securities market, improving fundamentals and stronger underwriting for new deals – in tandem with the Fund’s overweight position – helped performance in the challenging market environment for these bonds.

The Fund held derivative instruments on occasion for yield curve, duration, and downside hedging. (A yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates. Duration is a measure of a bond or bond portfolio’s sensitivity to interest rates. The longer the duration, the greater the price impact to the bond or portfolio when interest rates rise or fall.) The Fund also held European hedge protection instruments during the period, but we have since sold those positions from the Fund’s portfolio, benefiting Fund performance in the process. However, overall, the Fund’s derivative positions detracted from performance for the year.

Subadviser outlook

Our view is that the U.S. economy will grow at a sub-par pace into next year. European sovereign concerns and the U.S. “fiscal cliff” still weigh heavily on corporation expenditures, hiring, and the capital markets. The fiscal cliff refers to a large reduction of the federal budget deficit through significant tax increases and spending cuts, which is scheduled to become effective on December 31, 2012, unless Congress agrees upon an alternative.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Our belief is that U.S interest rates are likely to remain low, as the Federal Reserve (the “Fed”) has pushed back any timetable for possible rate hikes for the foreseeable future. Additionally, the Fed has continued to implement programs to stimulate growth and reduce unemployment.

Against this backdrop, the prices of corporate bonds and other non-Treasuries have increased, as investors continue to look for income in an extended low interest rate environment. Corporate fundamentals still look relatively strong, though the rate of improvement has slowed. Valuations look fair in many bond sectors other than Treasuries, and we will rely on our bottom-up fundamental credit research capabilities this environment to find compelling portfolio ideas. Credit research is a core competency at our firm, and we are opportunistically finding securities with strong potential to add value to the Fund.

MassMutual Premier Diversified Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/12

Corporate Debt	42.4%
U.S. Government Agency Obligations and Instrumentalities	23.2%
Non-U.S. Government Agency Obligations	16.3%
U.S. Treasury Obligations	12.8%
Sovereign Debt Obligations	1.3%
Municipal Obligations	1.2%
Common Stock	0.0%

Total Long-Term Investments	97.2%
Short-Term Investments and Other Assets and Liabilities	2.8%

Net Assets	100.0%

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Five Year Average Annual 10/1/07 - 9/30/12	Ten Year Average Annual 10/1/02 - 9/30/12
Class S	8.49%	6.60%	5.86%
Class A	8.17%	6.43%	5.61%
Class A (sales load deducted)*	3.03%	5.40%	5.09%
Class Y	8.40%	6.68%	5.89%
Class L	8.39%	6.69%	5.87%
Barclays U.S. Aggregate Bond Index	5.16%	6.53%	5.32%

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class N, Class N (CDSC fees deducted), and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Five Year Average Annual 10/1/07 - 9/30/12	Since Inception Average Annual 12/31/02 - 9/30/12
Class N	7.85%	6.15%	5.24%
Class N (CDSC fees deducted)*	6.85%	6.15%	5.24%
Barclays U.S. Aggregate Bond Index	5.16%	6.53%	5.30%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class Z and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Since Inception Average Annual 12/3/10 - 9/30/12
Class Z	9.83%	8.45%
Barclays U.S. Aggregate Bond Index	5.16%	5.83%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

++ From 12/1/10.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. Under normal circumstances, the Fund invests at least 80% of its net assets in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by Standard & Poor’s (using the lower rating) or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2012?*

The Fund’s Class S shares returned 19.61%, outperforming the 19.37% return of the Barclays U.S. Corporate High-Yield Bond Index (the “benchmark”), which covers the universe of fixed rate, non-investment-grade debt from corporate sectors. For the 11 months ended September 30, 2012, the Fund’s Class S shares returned 13.22%, outperforming the 12.62% return of the benchmark.

*	On May 23, 2012, the Board of Trustees approved a change in the fiscal year-end of the Fund from October 31 to September 30. The discussion below is relevant to each of the 11-month fiscal period and the year ended September 30, 2012.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2012, the Fund outperformed its benchmark due to strong security selection and prudent risk allocation. The Fund started off the year with heavier positions in higher-rated high-yield bonds (single-B) and lighter positions in lower-rated issues (BB and CCC). We maintained the Fund’s position in the single-B category as the year progressed, while also increasing its allocation to CCC bonds that exhibited strong near-term outlooks and good relative value. The Fund’s shift to a heavier allocation in the CCC category contributed to its strong performance for the one-year period, as the lower-rated segments of the market rallied near the end of the year due to the increased appetite in the bond market for high-yield assets.

We continue to leverage our research team and bottom-up, company-by-company approach to find companies expected to show material credit improvement. The Fund’s key overweight positions, relative to the benchmark, included energy-independent, diversified manufacturing, auto, other industrial, and refining holdings. Conversely, the Fund held underweight positions in the gaming, home construction, electric utility, media non-cable, and banking sectors.

Momentum in both supply and demand for high-yield assets led to a favorable technical environment during the reporting period. Mutual fund flows and high-yield issuance were at record highs. The positive performance of the Fund reflects, in part, this strength in the high-yield bond market and investor appetite for yield. Because of the recent decline in returns for high-yield bonds, many opportunities in the loan market have begun to appear relatively attractive. As a result, we started to allocate a small percentage of the Fund to senior secured loans toward the end of the reporting period. We continued to focus on delivering favorable comparative returns from high-yield corporate issuers that we believed would offer attractive relative value. The Fund did not utilize derivative instruments.

Subadviser outlook

In general, we believe U.S. high-yield credit fundamentals are likely to remain relatively stable, following significant balance sheet improvements in 2010 and 2011. We also expect default rates in the U.S. to remain below their historical averages. Consequently, we believe that the high-yield bond market will continue to offer attractive opportunities, despite the recent decline in yields. It is our opinion that the Federal Reserve’s recent commitments to maintain low interest rates for the foreseeable future will help sustain solid performance in the high-yield market. At the same time, we are aware that the credit markets remain subject to volatility due to the unsettled political and economic situation in Europe, domestic policy concerns – particularly the U.S. “fiscal cliff” and November elections – and slowing global growth rates. The fiscal cliff refers to a large reduction of the federal budget deficit through significant tax increases and spending cuts, which is scheduled to become effective on December 31, 2012, unless Congress agrees upon an alternative. We noticed a slowdown in earnings momentum during the second quarter of 2012. We believe that third-quarter earnings, along with forward guidance, will be an important component of investor risk appetite as we approach the end of 2012.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier High Yield Fund Portfolio Characteristics (% of Net Assets) on 9/30/12

Corporate Debt	94.3%
Bank Loans	2.0%
Common Stock	0.3%

Total Long-Term Investments	96.6%
Short-Term Investments and Other Assets and Liabilities	3.4%

Net Assets	100.0%

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier High Yield Fund Class Y and the Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Five Year Average Annual 10/1/07 - 9/30/12	Ten Year Average Annual 10/1/02 - 9/30/12
Class Y	19.60%	7.11%	9.82%
Barclays U.S. Corporate High-Yield Bond Index	19.37%	9.34%	10.98%

Hypothetical Investments in MassMutual Premier High Yield Fund Class S, Class A, Class A (sales load deducted), Class L, Class N, Class N (CDSC fees deducted), and the Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Five Year Average Annual 10/1/07 - 9/30/12	Since Inception Average Annual 11/1/04 - 9/30/12
Class S	19.61%	7.16%	7.09%
Class A	19.09%	6.69%	6.62%
Class A (sales load deducted)*	12.24%	5.43%	5.83%
Class L	19.39%	6.95%	6.88%
Class N	18.77%	6.37%	6.30%
Class N (CDSC fees deducted)*	17.77%	6.37%	6.30%
Barclays U.S. Corporate High-Yield Bond Index	19.37%	9.34%	8.47%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Corporate High-Yield Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier High Yield Fund Class Z and the Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Since Inception Average Annual 3/1/11 - 9/30/12
Class Z	19.98%	9.33%
Barclays U.S. Corporate High-Yield Bond Index	19.37%	8.41%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Corporate High-Yield Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier International Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier International Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return by investing, under normal circumstances, at least 80% of its net assets in fixed income securities. The Fund primarily invests in fixed income securities in markets represented in the Citigroup World Government Bond Index (Excluding US), the Fund’s benchmark index. The Fund’s subadviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 12 months ended September 30, 2012?*

The Fund’s Class S shares returned 3.96%, outpacing the 3.46% return of the Citigroup Non-USD World Government Bond Index (the “benchmark”), a widely recognized, unmanaged market-capitalization-weighted index of debt securities of major foreign government bond markets, excluding the U.S. For the 11 months ended September 30, 2012, the Fund’s Class S shares returned 2.60%, outperforming the 2.39% return of the benchmark.

*	On May 23, 2012, the Board of Trustees approved a change in the fiscal year-end of the Fund from October 31 to September 30. The discussion below is relevant to each of the 11-month fiscal period and the year ended September 30, 2012.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2012, the Fund’s bond market allocation by region was the principal contributor to its performance. The Fund benefited from an underweight position, relative to the benchmark, in Japanese government bonds, which lagged relative to higher-rated bonds considered to be safe-haven assets.

As the European sovereign debt crisis evolved, the European bond market performed with a degree of volatility that had a significant impact on Fund performance over the period. Interestingly, however, the Fund’s underweight position in debt from peripheral European countries, which experienced the greatest volatility, had a neutral overall effect on the Fund’s returns. On the downside, the Fund’s underweight positions in Ireland and Italy detracted as these markets, on average, outperformed the core European countries. The Fund received a boost from its underweight position in Spain, whose bonds underperformed when speculation increased that the country would eventually require a Greek-style bailout. Portugal dropped out of the benchmark at the end of January 2012, following a ratings downgrade by Standard & Poor’s. The Fund’s zero allocation to Portugal’s government debt benefited the Fund’s relative performance prior to the downgrade.

Riskier bonds generally outperformed higher-quality bonds during the year; therefore, the Fund’s overweight position in select emerging-market and corporate bonds contributed positively. Fund holdings in the smaller bond markets of Australia and Canada, where we feel there is a greater chance for yields to fall, were beneficial to performance. (Bond prices move in the opposite direction of interest rates [or yields]; when yields fall, the prices of existing bonds rise – and vice versa.) These markets represent safe havens, supported by positive fundamentals, a healthy fiscal position, and a strong credit quality.

Subadviser outlook

While we acknowledge there have been positive steps for the euro region, we remain cautious of the European periphery and continue to position the Fund to hold an underweight allocation in Italian debt markets – and a zero weighting in Spain. We believe a solution to the fundamental problems remains elusive. Economic activity continues to deteriorate in Europe, so we will likely maintain the Fund’s underweight positions in core European bond and currency markets – in addition to our underweight positioning in peripheral Europe. Our overweight position in Polish bonds continues to provide a partial hedge, and could boost Fund returns if investors’ appetite for risk improves for the euro zone.

The general structure of the Fund remains unchanged, and we have continued to transition the Fund out of government bond markets into high-quality bonds, such as supranationals and quasi governments. As of September 30, 2012, the Fund also held a small position in select corporate bonds.

MassMutual Premier International Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier International Bond Fund Country Weightings (% of Net Assets) on 9/30/12

Luxembourg	10.2%
France	10.1%
Germany	8.7%
Netherlands	7.6%
Australia	6.9%
Austria	6.5%
United Kingdom	6.3%
Poland	5.9%
Mexico	4.8%
Japan	4.5%
Canada	4.4%
Sweden	4.1%
Italy	4.0%
South Africa	3.8%
Ireland	2.5%
Norway	2.4%
Finland	2.3%
United States	1.5%
Singapore	1.4%

Total Long-Term Investments	97.9%
Short-Term Investments and Other Assets and Liabilities	2.1%

Net Assets	100.0%

MassMutual Premier International Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/12

Sovereign Debt Obligations	67.4%
Corporate Debt	30.5%

Total Long-Term Investments	97.9%
Short-Term Investments and Other Assets and Liabilities	2.1%

Net Assets	100.0%

MassMutual Premier International Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier International Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the Citigroup Non-USD World Government Bond Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Since Inception Average Annual 12/20/07 - 9/30/12
Class S	3.96%	5.82%
Class A	3.49%	5.35%
Class A (sales load deducted)*	-1.43%	4.29%
Class Y	3.89%	5.78%
Class L	3.70%	5.63%
Citigroup Non-USD World Government Bond Index	3.46%	6.06%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

+ From 1/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Citigroup Non-USD World Government Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Balanced Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed income securities, and money market instruments. The Fund invests across different asset classes (U.S. equity securities, international equity securities, fixed income securities, including bank loans and Rule 144A securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. The subadviser typically adjusts the allocation among the four segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2012?*

The Fund’s Class S shares returned 19.76%, significantly trailing the 30.20% return of the S&P 500® Index (“the stock component’s benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies; but outperforming the 13.75% return of the Morgan Stanley Capital International (“MSCI®”) Europe, Australasia, Far East (“EAFE®”) Index (“the international component’s benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada. In addition, the Fund’s Class S shares outperformed the 5.16% return of the Barclays U.S. Aggregate Bond Index (“the bond component’s benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index; the 17.46% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; and the 18.36% return of the Custom Balanced Index, which comprises the stock component’s benchmark, the bond component’s benchmark, and the international component’s benchmark. The weightings of each index in the Custom Balanced Index are 50%, 40%, and 10%, respectively. For the 11 months ended September 30, 2012, the Fund’s Class S shares returned 12.12%, underperforming the 17.37% return of the stock component’s benchmark, but outperforming the 3.75% return of the international component’s benchmark, the 5.05% return of the bond component’s benchmark, the 10.08% return of the Lipper Balanced Fund Index, and the 11.17% return of the Custom Balanced Index.

*	On May 23, 2012, the Board of Trustees approved a change in the fiscal year-end of the Fund from October 31 to September 30. The discussion below is relevant to each of the 11-month fiscal period and the year ended September 30, 2012.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s stock component performance

During the year ended September 30, 2012, the Fund held an overweight position in U.S. equities to varying degrees. In May and June, when many investors believed that the business cycle was coming to an end, the Fund maintained its overweight stock positioning, which benefited the Fund in the summer and early fall. On the downside, the Fund held a significant position in emerging-market stocks, which declined on waning growth in Europe and Asia and hampered the Fund’s performance. We increased the Fund’s stake in financial services stocks, as credit and housing markets strengthened and helped drive overall improvement for companies in the sector.

On a stock-specific basis, multinational grocery chain SuperValu and software and hardware manufacturer Pitney Bowes were two Fund holdings that detracted from performance over the year. Conversely, drilling rig manufacturer National Oilwell Varco and food and beverage company Dean Foods were among the Fund’s top performers.

Subadviser discussion of factors that contributed to the Fund’s bond component performance

In the Fund’s fixed-income portfolio, investment-grade corporate bonds were the standout performers. Fundamentals at corporations remained strong, though trend improvement slowed later in the period. Still, corporate balance sheets were in historically good shape as the year came to a close. Within corporate bonds, the Fund’s holdings in the industrials sector were the main drivers of performance, but Fund positions in the building products, metals and mining, and financials sectors also contributed.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

Within the securitized bond sector, we further diversified Fund holdings in mortgage-backed securities, focusing on varying bonds by stated interest rates, maturity, and issuing agencies. We continued to trade this sector tactically for the Fund, which added to performance throughout the year. Commercial mortgage-backed securities (“CMBS”) was the best-performing securitized bond sector within the Fund. CMBS fundamentals continued to improve, and the Fund maintained its position in this sector over the last year.

The Fund held derivative instruments on occasion for yield curve, duration, and downside risk management during the year. In aggregate, these positions detracted slightly from overall performance. (A yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates. Duration is a measure of a bond or bond portfolio’s sensitivity to interest rates. The longer the duration, the greater the price impact to the bond or portfolio when interest rates rise or fall.)

Subadviser outlook

We have had a positive outlook for stocks for the past four years – although company fundamentals are no longer accelerating and slowing world growth is impacting manufacturers’ profits. These may be warning signals about this cycle. We believe stocks still offer long-term value in an absolute sense – particularly relative to bonds. Our view is that there may be a setback in the market with fundamentals slowing after such a long and profitable run. If this occurs, the backdrop of a long investment cycle will still be with us. In our view, companies have a long way to go to make up for the years of under-investing, which means the current business cycle may be longer and stronger than most expect.

The prices of corporate bonds and other non-Treasuries have increased, as investors continue to look for income in an extended low interest rate environment. In our view, corporate fundamentals still look relatively strong, though the rate of improvement has slowed. Valuations look fair in many bond sectors other than Treasuries, and we will rely on our bottom-up fundamental credit research capabilities in this challenging environment to find compelling portfolio ideas. In any event, we will continue to position the Fund’s stock and bond components to capitalize on market opportunities revealed by our research.

MassMutual Premier Balanced Fund Portfolio Characteristics (% of Net Assets) on 9/30/12

Common Stock	52.1%
Corporate Debt	11.5%
U.S. Government Agency Obligations and Instrumentalities	8.1%
Mutual Funds	7.7%
U.S. Treasury Obligations	7.3%
Non-U.S. Government Agency Obligations	4.9%
Sovereign Debt Obligations	0.3%
Municipal Obligations	0.2%
Preferred Stock	0.0%

Total Long-Term Investments	92.1%
Short-Term Investments and Other Assets and Liabilities	7.9%

Net Assets	100.0%

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Balanced Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the MSCI EAFE Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Five Year Average Annual 10/1/07 - 9/30/12	Ten Year Average Annual 10/1/02 - 9/30/12
Class S	19.76%	3.38%	7.06%
Class A	19.12%	2.81%	6.46%
Class A (sales load deducted)*	12.27%	1.60%	5.83%
Class Y	19.64%	3.22%	6.89%
Class L	19.46%	3.06%	6.72%
S&P 500 Index#	30.20%	1.05%	8.01%
MSCI EAFE Index	13.75%	-5.24%	8.20%
Barclays U.S. Aggregate Bond Index	5.16%	6.53%	5.32%
Lipper Balanced Fund Index	17.46%	2.33%	6.94%
Custom Balanced Index	18.36%	3.39%	7.03%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the MSCI EAFE Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Value Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies with varying market capitalizations that the Fund’s subadviser believes are undervalued in the marketplace. While the Fund does not limit its investments to issuers in a particular capitalization range, the subadviser currently focuses on securities of larger size companies. The Fund’s subadviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended September 30, 2012?*

The Fund’s Class S shares returned 23.53%, underperforming the 30.92% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Fund’s 23.53% return also trailed the 30.20% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. For the 11 months ended September 30, 2012, the Fund’s Class S shares returned 11.14%, trailing the 17.47% return of the benchmark and the 17.37% return of the S&P 500 Index.

*	On May 23, 2012, the Board of Trustees approved a change in the fiscal year-end of the Fund from October 31 to September 30. The discussion below is relevant to each of the 11-month fiscal period and the year ended September 30, 2012.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2012, the Fund underperformed the benchmark, primarily in the industrials and information technology sectors. Conversely, the Fund outperformed the benchmark in the financials sector as a result of better stock selection, relative to the benchmark. Fund holdings that were significant detractors from performance included Research in Motion Ltd., Hewlett-Packard Co., and Juniper Networks (all in the information technology sector), Navistar International Corp. (industrials), and GenOn Energy, Inc. (utilities). Research in Motion Ltd. struggled with its core product, the BlackBerry, which experienced network outages and falling market share. Computer giant Hewlett-Packard Co. dropped sharply when it announced a pessimistic outlook and an unexpected earnings slide. Networking equipment manufacturer Juniper Networks experienced declining revenue, sending its stock lower. Navistar, a manufacturer of commercial and military trucks, was negatively impacted by higher costs. Navistar also lost share in the Heavy Duty Class 8 truck market, having encountered obstacles in its efforts to develop engines that meet new emissions rules. Lower natural gas prices hampered GenOn Energy, one of the largest generators of wholesale electricity in the United States. We sold the Fund’s positions in Research in Motion, Hewlett-Packard, and GenOn Energy during the period.

On a stock-specific basis, several of the top-performing Fund holdings were within the financials sector. Financial services companies Wells Fargo & Co., JPMorgan Chase & Co., and U.S. Bancorp all performed well. Following several moves by the Federal Reserve to help spur growth, bank stocks generally rallied. We subsequently sold the Fund’s positions in JPMorgan and U.S. Bancorp. Comcast Corp. (consumer discretionary) also contributed to Fund performance. The cable provider’s high-speed Internet subscriptions increased during the period, and Comcast turned in solid earnings and increased its dividend. Oil giant Chevron Corp. (energy) performed well and was also a top contributor. The company has a strong balance sheet, with healthy cash balances, despite ongoing capital spending to boost production of both oil and liquefied natural gas. Mohawk Industries, Inc., a leading floor manufacturer and distributor in the consumer discretionary sector, reported increases in earnings and profits, which drove its stock price higher and contributed to overall Fund performance.

Subadviser outlook

Despite the prospect of ongoing market volatility, we remain optimistic regarding our investment strategy. Our key focus as investors is on understanding the economic reality of the companies in which we invest and identifying major changes we believe will occur over the next three years, a process we typically summarize as three-year earnings power. The changes we will look for

MassMutual Premier Value Fund – Portfolio Manager Report (Unaudited) (Continued)

typically fall into three categories – secular change, cyclical change, and turnarounds. Drivers of these often include changes in regulation, changes in technology, and changes in demographics. We are value investors, so will continue to seek to invest in companies likely to benefit from these changes that trade at a steep discount to our estimate of the companies’ actual value.

MassMutual Premier Value Fund Largest Holdings (% of Net Assets) on 9/30/12

Chevron Corp.	5.6%
Humana, Inc.	4.4%
Honeywell International, Inc.	3.6%
Merck & Co., Inc.	3.5%
Target Corp.	3.4%
Wells Fargo & Co.	3.2%
Exxon Mobil Corp.	3.2%
Marsh & McLennan Cos., Inc.	2.9%
UnitedHealth Group, Inc.	2.7%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	2.5%

35.0%

MassMutual Premier Value Fund Sector Table (% of Net Assets) on 9/30/12

Consumer, Non-cyclical	25.6%
Financial	20.2%
Energy	10.7%
Communications	10.6%
Consumer, Cyclical	10.1%
Industrial	9.1%
Utilities	3.7%
Technology	3.3%
Basic Materials	2.6%

Total Long-Term Investments	95.9%
Short-Term Investments and Other Assets and Liabilities	4.1%

Net Assets	100.0%

MassMutual Premier Value Fund Country Weightings (% of Net Assets) on 9/30/12

United States	86.9%
Switzerland	5.5%
Israel	2.5%
Netherlands	1.0%

Total Long-Term Investments	95.9%
Short-Term Investments and Other Assets and Liabilities	4.1%

Net Assets	100.0%

MassMutual Premier Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Value Fund Class L, the Russell 1000 Value Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Five Year Average Annual 10/1/07 - 9/30/12	Ten Year Average Annual 10/1/02 - 9/30/12
Class L	23.26%	-2.32%	5.87%
Russell 1000 Value Index#	30.92%	-0.90%	8.17%
S&P 500 Index	30.20%	1.05%	8.01%

Hypothetical Investments in MassMutual Premier Value Fund Class S, Class A, Class A (sales load deducted), the Russell 1000 Value Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Five Year Average Annual 10/1/07 - 9/30/12	Since Inception Average Annual 11/1/04 - 9/30/12
Class S	23.53%	-2.11%	3.38%
Class A	22.87%	-2.60%	2.87%
Class A (sales load deducted)*	15.80%	-3.75%	2.10%
Russell 1000 Value Index#	30.92%	-0.90%	4.71%
S&P 500 Index	30.20%	1.05%	5.28%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P 500 Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Value Fund Class Y, Class N, Class N (CDSC fees deducted), the Russell 1000 Value Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Five Year Average Annual 10/1/07 - 9/30/12	Since Inception Average Annual 11/1/04 - 9/30/12
Class Y	23.38%	-2.22%	3.27%
Class N	22.46%	-2.91%	2.52%
Class N (CDSC fees deducted)*	21.46%	-2.91%	2.52%
Russell 1000 Value Index#	30.92%	-0.90%	4.71%
S&P 500 Index	30.20%	1.05%	5.28%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P 500 Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Disciplined Value Fund, and who is the Fund’s subadviser?

The Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000® Value Index, while maintaining risk characteristics similar to those of the benchmark. Under normal circumstances, the Fund invests substantially all (but not less than 80%) of its net assets in common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000 Value Index. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2012?*

The Fund’s Class S shares returned 29.19%, underperforming the 30.92% return of the Russell 1000 Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. For the 11 months ended September 30, 2012, the Fund’s Class S shares returned 15.93%, trailing the 17.47% return of the benchmark.

*	On May 23, 2012, the Board of Trustees approved a change in the fiscal year-end of the Fund from October 31 to September 30. The discussion below is relevant to each of the 11-month fiscal period and the year ended September 30, 2012.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In the fall of 2011, many investors seemed concerned that the U.S. would slip into recession and corporate profits would tumble. We did not share that view. We saw company fundamentals accelerating and positioned the Fund to take advantage of their growth, investing in companies with strong fundamentals that were priced favorably due to the market’s perception that growth was slowing. Consequently, the Fund held an overweight position, relative to the benchmark, in such sectors as consumer discretionary and energy – to take advantage of their exposure to the business cycle – and an underweight position in health care and consumer staples, since we believed that risk-averse investors had made these stocks expensive due to the stability of their earnings.

We increased the Fund’s stake in financial services stocks, as credit and housing markets strengthened and helped drive overall improvement for companies in the sector. Getting the financial services sector allocation correct is critical for value managers, as this sector makes up a disproportionate share of the “value stock” universe. In general, we were too conservative in positioning the Fund in this sector, which hindered performance.

On a stock-specific basis, Fund holdings electronics retailer RadioShack Corp and multinational grocery chain SuperValu detracted from performance over the year. On the other hand, oil and gas company Chesapeake Energy Corp., computer giant Hewlett-Packard Co., and financial services leader Bank of America Corporation were among the top performers over the year. One of the Fund’s best-performing stocks was Thor Industries, a recreational vehicle and commercial bus manufacturer, which we saw as inexpensive. Thor Industries wound up rising 67% for the year. Conversely, one of the worst-performing Fund holdings for the period was Chicago Bridge and Iron, a large multinational engineering, procurement, and construction conglomerate that focuses on projects for oil and gas companies. The company’s stock price was essentially flat for the year, which detracted from the Fund’s relative performance.

Subadviser outlook

We have been steadfastly optimistic about stocks for several years now, and we continue to hold that belief. Companies have a long way to go to make up for years of under-investing, which means that the current business cycle may be longer and stronger than most expect. Banks and financial institutions are repairing their balance sheets, and it looks like consumer lending may be set to pick up. We seek good companies with improving fundamentals that are relatively inexpensive for the Fund.

The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 1000® Value Index and Russell® are trademarks of the Frank Russell Company.

MassMutual Premier Disciplined Value Fund Largest Holdings (% of Net Assets) on 9/30/12

Exxon Mobil Corp.	5.3%
General Electric Co.	3.3%
Chevron Corp.	3.2%
AT&T, Inc.	2.7%
Pfizer, Inc.	2.6%
The Procter & Gamble Co.	2.5%
Wells Fargo & Co.	2.2%
JP Morgan Chase & Co.	2.2%
Merck & Co., Inc.	2.0%
Berkshire Hathaway, Inc. Class B	1.9%

27.9%

MassMutual Premier Disciplined Value Fund Sector Table (% of Net Assets) on 9/30/12

Financial	26.5%
Consumer, Non-cyclical	17.2%
Energy	15.2%
Industrial	10.9%
Communications	9.6%
Consumer, Cyclical	6.8%
Utilities	6.2%
Technology	4.0%
Basic Materials	3.6%
Diversified	0.0%

Total Long-Term Investments	100.0%
Other Assets and Liabilities	0.0%

Net Assets	100.0%

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Disciplined Value Fund Class Y and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Five Year Average Annual 10/1/07 - 9/30/12	Ten Year Average Annual 10/1/02 - 9/30/12
Class Y	28.97%	-1.41%	7.61%
Russell 1000 Value Index	30.92%	-0.90%	8.17%

Hypothetical Investments in MassMutual Premier Disciplined Value Fund Class S, Class A, Class A (sales load deducted), Class L, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Five Year Average Annual 10/1/07 - 9/30/12	Since Inception Average Annual 11/1/04 - 9/30/12
Class S	29.19%	-1.30%	4.32%
Class A	28.54%	-1.78%	3.75%
Class A (sales load deducted)*	21.15%	-2.93%	2.98%
Class L	28.96%	-1.52%	4.01%
Russell 1000 Value Index	30.92%	-0.90%	4.71%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Disciplined Value Fund Class N, Class N (CDSC fees deducted), and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Five Year Average Annual 10/1/07 - 9/30/12	Since Inception Average Annual 11/1/04 - 9/30/12
Class N	28.11%	-2.09%	3.42%
Class N (CDSC fees deducted)*	27.11%	-2.09%	3.42%
Russell 1000 Value Index	30.92%	-0.90%	4.71%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Main Street Fund, and who is the Fund’s subadviser?

The Fund seeks a high total return by investing primarily in common stocks of U.S. companies of different capitalization ranges. The Fund’s subadviser currently focuses on companies with market capitalizations at the time of purchase within the market capitalization range of companies included within the Russell 1000® Index, although it may purchase stocks of companies with any market capitalization. The Fund’s subadviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended September 30, 2012?*

The Fund’s Class S shares returned 30.87%, exceeding the 30.20% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. For the 11 months ended September 30, 2012, the Fund’s Class S shares returned 18.79%, outperforming the 17.37% return of the benchmark.

*	On May 23, 2012, the Board of Trustees approved a change in the fiscal year-end of the Fund from October 31 to September 30. The discussion below is relevant to each of the 11-month fiscal period and the year ended September 30, 2012.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund outperformed the benchmark primarily because of strong stock selection in the information technology and energy sectors. Weak stock selection made consumer discretionary the most materially underperforming sector in the Fund, relative to the benchmark. During the year ended September 30, 2012, the strongest-performing holdings of the Fund were information technology stocks Apple, Inc. and eBay, Inc. Apple, the consumer electronics giant, which was the top holding of the Fund at the end of the period, continued to out-execute its peers, and its success at innovation and highly recognizable brand led to global growth and share gains across its top revenue-producing products – particularly iPhones and iPads. Online auctioneer eBay benefited from a turnaround in its Marketplace segment, with improvements to the user experience leading to increased customer loyalty and more transactions. PayPal, eBay’s online payment service, also continued to be a significant contributor to growth, with results that exceeded expectations. Other top-contributing Fund holdings during the period included industrials stock Tyco International Ltd., consumer staples holding Philip Morris International, and energy holding Chevron Corp. Tyco International – a global provider of electronic security products and services, fire protection and detection products and services, and valves and controls – has grown since announcing a three-way split of the company in September of 2011. Tobacco company Philip Morris benefited from growth in revenues and earnings resulting from ongoing market share gains and its ability to raise prices. Additionally, Philip Morris generates substantial cash flow, which management recently used to support a rising dividend payment and aggressive share repurchases. Finally, a primary driver behind oil giant Chevron’s outperformance was the volatility of oil prices, which trended upward throughout the fourth quarter of 2011 and in the summer of 2012. Chevron has a strong balance sheet with healthy cash balances.

Facebook, Inc. was the most noteworthy Fund holding that detracted from performance this year. The social media sensation generated investor concerns around how best to deliver effective advertising to mobile devices and monetize its significant network of users. Automobile maker General Motors’ announcement that it had pulled its advertising from Facebook validated these concerns for many. During the period, the Fund established a position in Towers Watson & Company (industrials), which offers human resource and financial services consulting. The stock fell sharply after posting disappointing quarterly revenues that were lower year-over-year and below analyst expectations. We sold the Fund’s positions in pharmaceutical and medical device company Hospira, Inc. (health care); Marvell Technology Group, Ltd. (a semiconductor manufacturer in the information technology sector); and Human Genome Sciences, Inc. (a biopharmaceutical corporation in the health care sector) during the period. None of these securities performed well for the Fund, but the Fund held them for so brief a time that they did not materially detract from performance.

Subadviser outlook

Despite numerous macroeconomic challenges, we believe many U.S. corporations have continued to build balance sheet strength and have generally made effective capital allocation decisions during the period. While profit growth is likely to slow, we believe balance sheets may remain healthy and returns on capital have the potential to remain stable.

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited) (Continued)

Our long-term investment process for the Fund remains the same. We seek companies with sustainable competitive advantages, with the management skill and financial resources to generate stronger profit margins, take market share from weaker players, and/or return significant capital to shareholders. We focus on leading firms in structurally attractive industries with committed management teams that have proven records of performance – and seek to invest in such companies for the Fund when their valuations are attractive.

MassMutual Premier Main Street Fund Largest Holdings (% of Net Assets) on 9/30/12

Apple, Inc.	8.0%
Chevron Corp.	4.7%
Philip Morris International, Inc.	4.5%
International Business Machines Corp.	4.5%
Citigroup, Inc.	3.9%
eBay, Inc.	3.8%
JP Morgan Chase & Co.	3.8%
National Oilwell Varco, Inc.	3.6%
CIT Group, Inc.	3.5%
Covidien PLC	3.2%

43.5%

MassMutual Premier Main Street Fund Sector Table (% of Net Assets) on 9/30/12

Consumer, Non-cyclical	23.8%
Financial	16.7%
Technology	14.1%
Communications	12.8%
Energy	10.3%
Industrial	10.0%
Consumer, Cyclical	6.8%
Utilities	2.2%
Basic Materials	2.0%

Total Long-Term Investments	98.7%
Short-Term Investments and Other Assets and Liabilities	1.3%

Net Assets	100.0%

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Main Street Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Five Year Average Annual 10/1/07 - 9/30/12	Since Inception Average Annual 12/31/04 - 9/30/12
Class S	30.87%	0.38%	4.14%
Class A	30.24%	-0.08%	3.63%
Class A (sales load deducted)*	22.75%	-1.26%	2.84%
Class Y	30.75%	0.33%	4.01%
Class L	30.35%	0.16%	3.88%
Class N	29.70%	-0.40%	3.30%
Class N (CDSC fees deducted)*	28.70%	-0.40%	3.30%
S&P 500 Index	30.20%	1.05%	4.41%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/3/05.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Capital Appreciation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Capital Appreciation Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in common stocks of companies that the Fund’s subadviser believes may appreciate in value over the long-term, which may include newer companies or established companies of any market capitalization range (“growth companies”). Currently, the Fund primarily focuses on established companies that are similar in size to companies in the S&P 500® Index or the Russell 1000® Growth Index. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended September 30, 2012?*

The Fund’s Class S shares returned 26.48%, trailing the 29.19% return of the Russell 1000 Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. For the 11 months ended September 30, 2012, the Fund’s Class S shares returned 13.24%, trailing the 16.41% return of the benchmark.

*	On May 23, 2012, the Board of Trustees approved a change in the fiscal year-end of the Fund from October 31 to September 30. The discussion below is relevant to each of the 11-month fiscal period and the year ended September 30, 2012.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2012, stock selection in information technology and overweight positioning in energy helped the Fund outperform the benchmark in those sectors. The Fund underperformed the benchmark in consumer discretionary, health care, and industrials primarily as a result of weaker relative stock selection in those sectors.

Top individual contributors during the period were three Fund holdings in the information technology sector: Apple, Inc.; QUALCOMM, Inc.; and Google, Inc. These stocks were also the top three holdings of the Fund at the end of the period. Consumer electronics giant Apple continued to out-execute its peers, and its success at innovation and highly recognizable brand led to global growth and share gains across its top revenue-producing products – iPhones, iPads, and Mac PCs. QUALCOMM, a manufacturer of digital wireless communications equipment, performed well. The company’s involvement in a new round of Apple products boosted investors’ confidence in the stock. Internet behemoth Google was a significant contributor to Fund results, as sales growth exceeded expectations due to smartphone usage accelerating mobile searches. The company also had solid second-quarter revenues and released its new tablet, Nexus 7. Outside of the information technology sector, health care stock Novo Nordisk, a pharmaceutical manufacturer, performed positively, driven largely by increased sales of Victoza, which is a diabetes drug. The Fund’s holdings in entertainment giant Walt Disney Co. (consumer discretionary) delivered impressive third-quarter 2012 results, thanks to its profitable Studio Entertainment and Parks and Resorts businesses. The company had impressive earnings, revenues, and operating margins.

Conversely, detracting from performance for the year was Fund holding Illumina, a biotechnology company in the health care sector that fell after expressing a negative outlook for research funding in the U.S. and Europe and a drop in demand for the company’s Genome Analyzer equipment. Although the Fund enjoyed strong relative performance in the information technology sector, a few information technology Fund holdings hurt performance. Facebook, Inc.’s stock struggled after the social media leader tried to quell concerns around how best to deliver effective advertising to mobile devices and monetize its significant network of users. The other information technology Fund holdings that did not perform well during the period had a relatively minimal effect on Fund performance. Semiconductor manufacturer Texas Instruments Incorporated’s shares fell after it delivered a third-quarter revenue forecast that was lower than estimates, and also projected lower quarterly earnings. Computer technology corporation Oracle Corp. continued to demonstrate impressive revenues, but experienced a decline in hardware sales and lost a high-profile suit against computer giant Hewlett-Packard Co. SanDisk Corp., a data storage manufacturer, declined on lower demand for its mobile cards and softer pricing.

MassMutual Premier Capital Appreciation Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Uncertainty about the euro zone crisis, the U.S. “fiscal cliff,” and the risk of a hard landing in China is weighing on the global economy. The fiscal cliff refers to a large reduction of the federal budget deficit through significant tax increases and spending cuts, which is scheduled to become effective on December 31, 2012, unless Congress agrees upon an alternative. The U.S. economy continues to grow at a slow pace, but we believe it is more flexible and resilient in comparison to many other developed nations. We believe there may be greater differentiation in equity valuations with better valuations awarded to companies with high-quality earnings. We employ a disciplined investment process in managing the Fund that combines strategic, top-down sector analysis with bottom-up fundamental research on a stock-specific basis. We will continue to focus on companies with consistent revenue and earnings growth potential for the Fund, which we believe have the brightest prospects.

MassMutual Premier Capital Appreciation Fund Largest Holdings (% of Net Assets) on 9/30/12

Apple, Inc.	9.3%
QUALCOMM, Inc.	4.0%
Google, Inc. Class A	3.4%
McDonald’s Corp.	2.2%
Costco Wholesale Corp.	2.0%
The Walt Disney Co.	2.0%
Allergan, Inc.	1.9%
Schlumberger Ltd.	1.8%
Novo Nordisk A/S Class B	1.8%
eBay, Inc.	1.7%

30.1%

MassMutual Premier Capital Appreciation Fund Sector Table (% of Net Assets) on 9/30/12

Consumer, Non-cyclical	22.9%
Technology	19.3%
Industrial	14.0%
Communications	14.0%
Consumer, Cyclical	13.5%
Energy	9.9%
Basic Materials	4.8%
Financial	1.8%

Total Long-Term Investments	100.2%
Short-Term Investments and Other Assets and Liabilities	(0.2)%

Net Assets	100.0%

MassMutual Premier Capital Appreciation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Capital Appreciation Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Five Year Average Annual 10/1/07 - 9/30/12	Since Inception Average Annual 12/31/04 - 9/30/12
Class S	26.48%	-1.08%	2.96%
Class A	25.99%	-1.45%	2.58%
Class A (sales load deducted)*	18.74%	-2.61%	1.80%
Class Y	26.39%	-1.18%	2.84%
Class L	26.23%	-1.34%	2.69%
Class N	25.60%	-1.80%	2.20%
Class N (CDSC fees deducted)*	24.60%	-1.80%	2.20%
Russell 1000 Growth Index	29.19%	3.24%	5.53%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/3/05.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Disciplined Growth Fund, and who is the Fund’s subadviser?

The Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000® Growth Index, while maintaining risk characteristics similar to those of the benchmark. Under normal circumstances, the Fund invests substantially all (but no less than 80%) of its net assets in common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included within the Russell 1000 Growth Index. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2012?*

The Fund’s Class S shares returned 30.41%, outperforming the 29.19% return of the Russell 1000 Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. For the 11 months ended September 30, 2012, the Fund’s Class S shares returned 16.92%, outperforming the 16.41% return of the benchmark.

*	On May 23, 2012, the Board of Trustees approved a change in the fiscal year-end of the Fund from October 31 to September 30. The discussion below is relevant to each of the 11-month fiscal period and the year ended September 30, 2012.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In the fall of 2011, many investors seemed concerned that the U.S. would slip into recession and corporate profits would tumble. We did not share that view. We saw company fundamentals accelerating and positioned the Fund to take advantage of their growth, investing in companies with strong fundamentals that were priced favorably due to the market’s perception that growth was slowing. We made relatively few adjustments to our basic outlook during the year.

Specific Fund holdings that detracted from performance during the year included aerospace and defense contractor Alliant Techsystems, higher-learning education provider Apollo Group, and semiconductor chip manufacturer Intel, which was one of the Fund’s worst-performing holdings for the year. Despite its very attractive fundamentals and an attractive valuation, Intel’s growth prospects have come into question due to the decline in the PC market. In the end, Intel was down 15% for the year. Conversely, Fund holdings online travel website Expedia, natural gas and crude oil provider Forest Oil, and cigarette manufacturer Philip Morris were among the Fund’s top contributors.

With respect to investments by sector, the Fund held an underweight position, relative to the benchmark, in consumer staples and health care. Stocks in those groups were in high demand because they are perceived to be safer investments during economic slowdowns. Conversely, the Fund held an overweight stake in the technology and energy sectors, which typically benefit more from an expanding economy. Ultimately, these sector weightings contributed to the Fund’s performance for the year. On the downside, hampering the Fund’s progress relative to the benchmark was its underweight position in speculative names that tend to have more debt and higher valuations, such as Regeneron Pharmaceuticals. Regeneron rose 150% over the period, but its underweight position in the Fund hurt returns relative to the benchmark. Conversely, Green Mountain Coffee Roasters is in the benchmark and was a darling of investors. Our view was that the company had poor fundamental characteristics, so the Fund did not own the stock, which enhanced the Fund’s performance relative to the benchmark when Green Mountain Coffee Roasters declined 77% for the year.

The Fund occasionally held futures to equitize cash – thus allowing the Fund to have a way to invest in the stock market until a long-term investment decision could be made.

Subadviser outlook

We have been steadfast in our belief that equities have represented a compelling value for several years. We don’t make Fund management decisions based on news items, such as the sovereign debt crisis and the United States’ “fiscal cliff.” The fiscal cliff

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

refers to a large reduction of the federal budget deficit through significant tax increases and spending cuts, which is scheduled to become effective on December 31, 2012, unless Congress agrees upon an alternative. We make our investment decisions for the Fund based on fundamental data, such as earnings, cash flows, and margins. Currently, in our view, these data continue to support equities. We seek good companies with improving fundamentals that are relatively inexpensive for the Fund. These characteristics can be found in many sectors.

The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 1000® Growth Index and Russell® are trademarks of the Frank Russell Company.

MassMutual Premier Disciplined Growth Fund Largest Holdings (% of Net Assets) on 9/30/12

Apple, Inc.	8.5%
Microsoft Corp.	3.7%
International Business Machines Corp.	2.8%
Philip Morris International, Inc.	2.2%
The Coca-Cola Co.	2.2%
Google, Inc. Class A	2.0%
Oracle Corp.	2.0%
Verizon Communications, Inc.	1.9%
PepsiCo, Inc.	1.8%
Amgen, Inc.	1.5%

28.6%

MassMutual Premier Disciplined Growth Fund Sector Table (% of Net Assets) on 9/30/12

Consumer, Non-cyclical	25.1%
Technology	24.9%
Communications	14.1%
Consumer, Cyclical	13.2%
Industrial	11.7%
Financial	3.9%
Basic Materials	3.6%
Energy	3.1%
Utilities	0.1%
Diversified	0.0%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

Net Assets	100.0%

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Disciplined Growth Fund Class Y and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Five Year Average Annual 10/1/07 - 9/30/12	Ten Year Average Annual 10/1/02 - 9/30/12
Class Y	30.12%	2.96%	8.22%
Russell 1000 Growth Index	29.19%	3.24%	8.41%

Hypothetical Investments in MassMutual Premier Disciplined Growth Fund Class S, Class A, Class A (sales load deducted), Class L, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Five Year Average Annual 10/1/07 - 9/30/12	Since Inception Average Annual 11/1/04 - 9/30/12
Class S	30.41%	3.02%	6.20%
Class A	29.75%	2.56%	5.75%
Class A (sales load deducted)*	22.29%	1.35%	4.96%
Class L	30.02%	2.82%	6.00%
Russell 1000 Growth Index	29.19%	3.24%	6.38%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Small/Mid Cap Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Small/Mid Cap Opportunities Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small- and mid-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis and quantitative models. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2500™ Index. The Fund’s subadviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended September 30, 2012?*

The Fund’s Class S shares returned 31.87%, exceeding the 30.93% return of the Russell 2500 Index (the “benchmark”), an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on market capitalization. For the 11 months ended September 30, 2012, the Fund’s Class S shares returned 13.78%, trailing the 14.19% return of the benchmark.

*	On May 23, 2012, the Board of Trustees approved a change in the fiscal year-end of the Fund from October 31 to September 30. The discussion below is relevant to each of the 11-month fiscal period and the year ended September 30, 2012.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2012, the Fund outperformed the benchmark primarily in the energy, health care, and materials sectors as a result of favorable relative stock selection. On the other hand, the Fund underperformed the benchmark in the telecommunications services and industrials sectors due to weaker relative stock selection. With respect to Fund holdings, top individual contributors included HollyFrontier Corp. (energy); Toll Brothers, Inc. (consumer discretionary); HealthSpring, Inc. (health care); Old Dominion Freight Line, Inc. (industrials); PVH Corp. (consumer discretionary); and Packaging Corp. of America (materials). HollyFrontier Corp.’s stock continued to enjoy strong performance after completing a merger last year with oil refiner Frontier Oil, which made the firm one of the largest oil refiners in the Western U.S. In the midst of signs of a potential housing recovery in the U.S., luxury home builder Toll Brothers had solid stock performance, which enabled the company to retain its advantageous position as the largest luxury home builder in the U.S. We sold the Fund’s position in HealthSpring, a Medicare Advantage plan provider, after the stock rallied strongly in October 2011 following the announcement that health insurer Cigna would acquire the company for $3.8 billion. Old Dominion Freight Line, Inc. (a motor carrier) reported higher revenues and higher earnings early in the period, which boosted the stock and contributed positively to Fund results. PVH is an apparel company that reported robust profits and lower taxes during the period. Packaging Corp. of America had higher year-over-year gross margins, gross profits and net sales, and record earnings, as shipments of corrugated products surged and the company reported improved mill operations and reduced expenses.

Companies that proved to be individual detractors in the Fund’s portfolio for the year ended September 30, 2012, included Knight Capital Group, Inc. (financials); Polycom, Inc. (information technology); Finisar Corp. (information technology); TreeHouse Foods, Inc. (consumer staples); and Waste Connections, Inc. (industrials). Knight Capital Group, Inc., a financial services firm, had a very rough quarter after experiencing a technology breakdown that roiled the U.S. markets in August, and we subsequently sold the Fund’s position in the stock. Polycom, a provider of telepresence and voice communications solutions, declined significantly after announcing weak third-quarter 2011 financial results, and we significantly pared the Fund’s position in this holding as a result. Optical communications component manufacturer Finisar experienced declines due to slimmer margins and increased competition in the fiber optic and network system segment that enables high-speed data transmissions over local area networks (LANs). TreeHouse Foods, Inc. primarily services grocery and food service distribution channels and had impressive jumps in revenue and earnings, but the market grew concerned about possible weakness in the soup and powdered drink markets, which drove the stock lower. Waste Connections, a solid waste collections company, traded down after reporting lower earnings per share in the second quarter of fiscal year 2012 due to various costs, including acquisition costs and the relocation of its corporate headquarters.

MassMutual Premier Small/Mid Cap Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

We believe the U.S. economy will continue to improve at a gradual, and perhaps uneven, fashion. The slow-growth environment could create a bifurcated stock market in which well-run companies with solid business models outperform. If our expectations are correct, the current market environment could potentially favor the Fund’s investment style and process, which focuses on companies with sustainable competitive advantages. We view such firms as well positioned to generate stronger profit margins and take market share from weaker players – and seek such companies for the Fund’s portfolio when their valuations are attractive.

MassMutual Premier Small/Mid Cap Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/12

Dunkin’ Brands Group, Inc.	1.9%
Robert Half International, Inc.	1.8%
Western Digital Corp.	1.8%
KBR, Inc.	1.8%
MSCI, Inc. Class A	1.6%
Waste Connections, Inc.	1.5%
Hatteras Financial Corp.	1.4%
Old Dominion Freight Line, Inc.	1.3%
CarMax, Inc.	1.3%
Semtech Corp.	1.3%

15.7%

MassMutual Premier Small/Mid Cap Opportunities Fund Sector Table (% of Net Assets) on 9/30/12

Financial	27.4%
Consumer, Non-cyclical	19.7%
Consumer, Cyclical	15.9%
Industrial	15.6%
Technology	11.4%
Communications	5.4%
Energy	5.3%
Basic Materials	3.8%
Utilities	2.4%
Diversified	0.0%

Total Long-Term Investments	106.9%
Short-Term Investments and Other Assets and Liabilities	(6.9)%

Net Assets	100.0%

MassMutual Premier Small/Mid Cap Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Small/Mid Cap Opportunities Fund Class A, Class A (sales load deducted), and the Russell 2500 Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Five Year Average Annual 10/1/07 - 9/30/12	Ten Year Average Annual 10/1/02 - 9/30/12
Class A	31.23%	1.84%	7.22%
Class A (sales load deducted)*	23.69%	0.64%	6.58%
Russell 2500 Index	30.93%	2.80%	10.86%

Hypothetical Investments in MassMutual Premier Small/Mid Cap Opportunities Fund Class S, Class Y, Class L, and the Russell 2500 Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Five Year Average Annual 10/1/07 - 9/30/12	Since Inception Average Annual 11/1/04 - 9/30/12
Class S	31.87%	2.31%	4.58%
Class Y	31.74%	2.21%	4.48%
Class L	31.61%	2.13%	4.39%
Russell 2500 Index	30.93%	2.80%	6.98%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Global Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended September 30, 2012?*

The Fund’s Class S shares returned 20.15%, trailing the 21.59% return of the Morgan Stanley Capital International (“MSCI”) World IndexSM (the “benchmark”), an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. For the 11 months ended September 30, 2012, the Fund’s Class S shares returned 7.74%, underperforming the 10.19% return of the benchmark.

*	On May 23, 2012, the Board of Trustees approved a change in the fiscal year-end of the Fund from October 31 to September 30. The discussion below is relevant to each of the 11-month fiscal period and the year ended September 30, 2012.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Weak stock selection in the information technology and financials sectors significantly contributed to the Fund’s underperformance, relative to the benchmark, for the year ended September 30, 2012. On the other hand, better relative stock selection in the health care and consumer staples sectors proved beneficial versus the benchmark. On a regional basis, the Fund’s U.S. component lagged that of the benchmark because of stock selection and a relatively underweight position in U.S. stocks.

Fund holdings that detracted from performance during the year included Swiss financials stock Credit Suisse Group, which had the greatest negative impact overall on the Fund. The Swiss bank experienced declines amid ongoing European sovereign debt concerns, and we subsequently sold the position from the Fund’s portfolio. Social media gargantuan Facebook, Inc. (information technology) generated investor concerns over how best to deliver effective advertising to mobile devices and monetize its significant network of users. Managed care company WellPoint, Inc. (health care) experienced declines after reporting second-quarter earnings below estimates and lowering its outlook forecast for fiscal year 2012. Australia’s Iluka Resources Ltd. (materials), a company that mines zircon and various titanium products declined on a weak outlook and hindered performance. Japanese pharmaceutical company Mitsubishi Tanabe Pharma Corp. (health care) declined when the market grew concerned that it and other pharmaceutical companies faced challenges due to the sales impact of generic drugs. In addition, the overall Japanese stock market performed poorly, which dragged down many Japanese securities. We subsequently sold the Fund’s position in Mitsubishi Tanabe Pharma.

Conversely, Fund holdings that contributed to performance included eBay, Inc. (information technology); SAP AG (information technology); Walt Disney Co. (consumer discretionary); Industria de Diseno Textil SA, also known as Inditex (consumer discretionary, Spain); Amylin Pharmaceuticals, Inc. (health care); and Assa Abloy AB (industrials). Online auctioneer eBay benefited from a turnaround in its Marketplace segment, with improvements to the user experience leading to increased customer loyalty and more transactions. PayPal, eBay’s online payment service, also continued to be a significant contributor to growth, with results that exceeded expectations. SAP, a software solutions firm, announced that its software revenue had increased by over 25% for the second quarter – and it had strong momentum in its revenue, profit, and cash flow figures. Outside of the information technology sector, entertainment giant Walt Disney and fashion company Inditex (both in the consumer discretionary sector) performed well. Disney’s theme parks and stores continued to be profitable – and the popularity of the film Marvel’s The Avengers also contributed. Despite the recession plaguing Spain, Inditex reported solid earnings, as its successful medium-priced fashion brand Zara remained a strong revenue generator for the company. Amylin Pharmaceuticals is a San Diego-based biopharmaceutical company that was purchased by Bristol-Myers Squibb. Finally, Swedish lock manufacturer Assa Abloy (in the industrials sector) enjoyed high demand for its locks and security products.

Subadviser outlook

At the end of the year ended September 30, 2012, the Fund had its most significantly overweight positions in information technology and consumer discretionary stocks, and its most significantly underweight positions in energy, financials, and

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited) (Continued)

materials stocks. The Fund had its largest overweight positions, relative to the benchmark, in Germany, Brazil, India, France, Sweden, Spain, and Mexico, and its most underweight stakes in the U.S., U.K., Canada, and Australia.

We remain confident that the Fund’s investment approach, which focuses on high-quality companies positioned to capitalize on growth trends and purchased at prices that offer the opportunity to substantially appreciate over a five-year investment horizon, can serve the Fund well moving forward. Regardless of whether we are in a fast- or a slow-growth world, we believe that the companies owned by the Fund have the potential to grow above the general rate of the economies in which they operate – by virtue of the industry-specific currents driving them and their advantages globally.

MassMutual Premier Global Fund Largest Holdings (% of Net Assets) on 9/30/12

eBay, Inc.	3.2%
Telefonaktiebolaget LM Ericsson Class B	3.0%
Siemens AG	2.5%
SAP AG	2.3%
Google, Inc. Class A	2.2%
Inditex SA	2.1%
Colgate-Palmolive Co.	2.0%
The Walt Disney Co.	2.0%
UBS AG	2.0%
Assa Abloy AB Series B	2.0%

23.3%

MassMutual Premier Global Fund Country Weightings (% of Net Assets) on 9/30/12

United States	48.1%
Germany	10.5%
Japan	8.1%
France	5.9%
Sweden	4.9%
Switzerland	4.6%
Spain	4.0%
Brazil	4.0%
United Kingdom	3.9%
India	3.8%
Mexico	2.8%
Italy	2.1%
Netherlands	1.6%
Panama	1.6%
Denmark	1.4%
Taiwan	1.1%
Australia	0.6%
Finland	0.5%
Republic of Korea	0.5%
Belgium	0.3%

Total Long-Term Investments	110.3%
Other Assets and Liabilities	(10.3)%

Net Assets	100.0%

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Global Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the MSCI World Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Five Year Average Annual 10/1/07 - 9/30/12	Since Inception Average Annual 12/31/04 - 9/30/12
Class S	20.15%	-1.12%	4.45%
Class A	19.50%	-1.65%	3.90%
Class A (sales load deducted)*	12.63%	-2.81%	3.10%
Class Y	20.07%	-1.26%	4.30%
Class L	19.83%	-1.37%	4.19%
Class N	19.40%	-1.74%	3.79%
Class N (CDSC fees deducted)*	18.40%	-1.74%	3.79%
MSCI World Index	21.59%	-2.15%	3.63%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/3/05.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier International Equity Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of foreign companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of foreign companies. The Fund’s subadviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended September 30, 2012?*

The Fund’s Class S shares returned 19.29%, substantially outpacing the 13.75% return of the Morgan Stanley Capital International (“MSCI®”) Europe, Australasia, Far East (“EAFE®”) Index (the “benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada. For the 11 months ended September 30, 2012, the Fund’s Class S shares returned 8.60%, outperforming the 3.75% return of the benchmark.

*	On May 23, 2012, the Board of Trustees approved a change in the fiscal year-end of the Fund from October 31 to September 30. The discussion below is relevant to each of the 11-month fiscal period and the year ended September 30, 2012.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2012, stock selection in the industrials, consumer discretionary, materials, and telecommunication services sectors was the main contributor to the Fund’s strong performance, relative to the benchmark. Health care, utilities, information technology, and consumer staples stocks also boosted the Fund’s relative performance. Conversely, the Fund underperformed the benchmark in the financials and energy sectors. The Fund’s underperformance in the financials sector was due to weaker relative stock selection and an underweight position, relative to the benchmark, in a sector that performed well as a component of the benchmark.

Top contributors to performance on a stock-specific basis during the 12-month period included Fund holdings SAP AG (information technology, Germany), Experian plc (industrials, Ireland), Grifols SA (health care, Spain), BT Group plc (telecommunication services, United Kingdom), and Bunzl plc (industrials, United Kingdom). SAP, a software solutions firm, had an increase in software revenue of more than 25% in a single quarter. Experian, a global information services group, demonstrated growth in earnings and revenues. Grifols, a Spanish-based health care company focused primarily on blood plasma-related products, experienced gains when its acquisition of U.S.-based Talecris Biotherapeutics Holdings Corp. proved profitable. BT Group, one of the leading providers of communication services and solutions, performed well due to improving financials and a number of initiatives to expand its business operations. Finally, strong performer Bunzl plc provides value-added distribution and outsourcing services in the Americas, Europe, and Australasia.

Detractors from Fund performance included these Fund holdings: energy stock Ceres Inc. (United Kingdom); information technology companies HTC Corp. (Taiwan), Canon, Inc. (Japan), and DeNa Co. Ltd. (Japan); and financials stock ICAP plc. Ceres, a developer of energy crops used in the production of biofuels, struggled when stocks in the biofuel industry generally sold off during the period, pulling Ceres lower. HTC, a manufacturer of smartphones and tablets, suffered from sales shortfalls and tighter profit margins in a very competitive smartphone product race. Canon, a Japan-based manufacturer of network digital multifunction devices, cut its earnings forecast during the period, leading to a selloff in the stock. We sold the Fund’s position in Canon by period-end. DeNa Co., a provider of mobile portal and e-commerce websites, declined during a volatile market for Japanese stocks (including Japanese social media companies). ICAP is an interdealer broker and provider of post-trade risk and information services. ICAP’s shares slid when the market became concerned about ICAP’s niche in a sector struggling with a weak global economy and tighter regulation.

Subadviser outlook

At period-end, the Fund had heavily overweight positions in the industrials, information technology, and consumer discretionary sectors – and primarily underweight positions in financials, energy, materials, and utilities. On a country basis, the Fund had its largest overweight positions in the United Kingdom, France, the Netherlands, India, Spain, Canada, and the United States – and

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

its most significantly underweight positions in Japan, Hong Kong, Australia, Germany, and Singapore. The Fund remains focused on seeking high-quality foreign businesses that appear likely to grow faster than the world’s overall gross domestic product (GDP).

MassMutual Premier International Equity Fund Largest Holdings (% of Net Assets) on 9/30/12

Oppenheimer Institutional Money Market Fund Class E	3.2%
BT Group PLC	2.8%
SAP AG	2.6%
Experian PLC	2.6%
James Hardie Industries NV	2.0%
Inditex SA	1.9%
Bunzl PLC	1.9%
William Hill PLC	1.9%
Grifols SA	1.9%
Aalberts Industries NV	1.8%

22.6%

MassMutual Premier International Equity Fund Country Weightings (% of Net Assets) on 9/30/12

United Kingdom	29.5%
United States	12.0%
Switzerland	10.1%
France	9.6%
Netherlands	9.5%
Germany	6.5%
Japan	5.5%
Spain	4.8%
Australia	4.0%
Italy	3.3%
Sweden	2.5%
India	1.8%
Panama	1.5%
Canada	1.4%
Ireland	1.1%
Brazil	0.9%
Denmark	0.8%
Austria	0.6%
Luxembourg	0.5%
Mexico	0.4%
Cayman Islands	0.3%
Finland	0.3%
Republic of Korea	0.1%
Bermuda	0.0%

Total Long-Term Investments	107.0%
Other Assets and Liabilities	(7.0)%

Net Assets	100.0%

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier International Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Five Year Average Annual 10/1/07 - 9/30/12	Ten Year Average Annual 10/1/02 - 9/30/12
Class S	19.29%	-1.28%	11.66%
Class A	18.80%	-1.71%	11.17%
Class A (sales load deducted)*	11.97%	-2.87%	10.51%
Class Y	19.28%	-1.31%	11.62%
Class L	19.15%	-1.46%	11.45%
MSCI EAFE Index	13.75%	-5.24%	8.20%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Focused International Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Focused International Fund, and who is the Fund’s subadviser?

The Fund seeks long term capital appreciation by normally investing a minimum of 90% of its net assets in equity securities. The Fund may invest in developed and emerging markets; however, the Fund will typically invest in a minimum of 30 issuers organized, headquartered, or having a substantial portion of their assets in or deriving a substantial portion of their revenues from countries appearing in the Morgan Stanley Capital International (“MSCI®”) Europe, Australasia, Far East (“EAFE®”) Index. The Fund’s subadviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 12 months ended September 30, 2012?*

The Fund’s Class S shares returned 14.67%, ahead of the 13.75% return of the MSCI EAFE Index (the “benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada. For the 11 months ended September 30, 2012, the Fund’s Class S shares returned 4.66%, outperforming the 3.75% return of the benchmark.

*	On May 23, 2012, the Board of Trustees approved a change in the fiscal year-end of the Fund from October 31 to September 30. The discussion below is relevant to each of the 11-month fiscal period and the year ended September 30, 2012.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Various factors contributed to the Fund’s performance for the year ended September 30, 2012. Strong regional stock selection and the Fund’s allocation to continental Europe proved beneficial to performance, but these positives were offset somewhat by weak stock selection in Pacific ex-Japan and global emerging markets. Stock selection in the industrials, information technology, and consumer staples sector was strong, but the Fund was hampered to some extent by weak stock selection in energy and financials.

With regard to individual Fund holdings, Keppel Corp, an offshore and marine industries conglomerate in the industrials sector, advanced due to continued growth of offshore oil and gas development. Supportive energy prices helped Petrobras, a Brazilian multinational energy corporation, perform well during the period. Pharmaceutical company Bayer had record sales in the second quarter of 2012. Randgold Resources, a gold mining business operating mainly in Mali, added to performance on extremely strong gold prices. Precious metals prices surged on the news that the U.S. Federal Reserve (the “Fed”) had initiated an open-ended, mortgage-backed securities buying program and committed to keep the federal funds rate in the 0.0%-0.25% range for the foreseeable future. (The federal funds rate is the interest rate that banks and financial institutions in the United States charge each other for borrowing funds overnight.)

On the downside, the Fund’s stock selection in the energy sector was weak due to poor performance from Niko Resources, the Fund’s Canadian-listed holding, which is an oil and gas exploration and production company that struggled when its Indian development of D6 (a residual fuel oil) performed below expectations. Other Fund holdings that underperformed included Hitachi Metals (a materials manufacturer whose products include high-grade metal products and materials, electronics and IT devices, and high-grade casting components for automobiles) and Tokyo Electron (a Japanese electronics and semiconductor company). In our view, Hitachi Metals’ long-term potential remains intact. In the short term, the company has been negatively affected by the general economic slowdown and weaker auto production volumes. Tokyo Electron declined on weaker orders and a downward revision of its customers’ capital spending plans.

Subadviser outlook

As this past year has borne out, aggressive monetary policy trumps the slow-growing economy, which is why equity markets have been so strong. The Fed and its counterparts throughout the world – including the European Central Bank (ECB), the Bank of Japan, the Bank of England, and the Swiss National Bank (SNB) – are increasingly signaling that they will likely ignore the threat of inflation in an effort to stimulate their respective economies. Investors have become comfortable with this increasingly aggressive global monetary policy, which we believe will remain like this until there is an autonomous economic recovery or until such policy causes more problems than it solves – and in our view, we are not there yet.

MassMutual Premier Focused International Fund – Portfolio Manager Report (Unaudited) (Continued)

The challenge for us in managing the Fund is to identify those sectors and companies that have pricing power, where inflation is likely to be concentrated, and to avoid the areas with no pricing power. We see some of these opportunities in gold miners, agricultural commodity companies, Asian consumer credit providers, selected technology companies, and health care providers. And we continue to look for other types of companies likely to benefit in this environment.

MassMutual Premier Focused International Fund Largest Holdings (% of Net Assets) on 9/30/12

Randgold Resources Ltd.	2.9%
Fresnillo PLC	2.6%
Newcrest Mining Ltd.	2.3%
SABMiller PLC	2.2%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	2.1%
Baidu, Inc. Sponsored ADR (Cayman Islands)	2.1%
Israel Chemicals Ltd.	2.1%
SES SA	2.1%
Fresenius SE & Co. KGaA	2.0%
Prudential PLC	2.0%

22.4%

MassMutual Premier Focused International Fund Country Weightings (% of Net Assets) on 9/30/12

United Kingdom	23.8%
Japan	18.6%
United States	11.4%
Germany	9.2%
France	7.5%
Switzerland	6.8%
Channel Islands	4.9%
Israel	4.3%
Australia	3.6%
Singapore	3.4%
Hong Kong	2.8%
Cayman Islands	2.1%
Luxembourg	2.1%
Republic of Korea	1.9%
Sweden	1.7%
Mexico	1.6%
Russia	1.4%
Norway	1.3%
Papua New Guinea	0.6%
Canada	0.4%

Total Long-Term Investments	109.4%
Short-Term Investments and Other Assets and Liabilities	(9.4)%

Net Assets	100.0%

MassMutual Premier Focused International Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Focused International Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Five Year Average Annual 10/1/07 - 9/30/12	Since Inception Average Annual 12/1/05 - 9/30/12
Class S	14.67%	-4.03%	4.08%
Class A	14.15%	-4.48%	3.59%
Class A (sales load deducted)*	7.59%	-5.61%	2.70%
Class Y	14.63%	-4.10%	4.00%
Class L	14.48%	-4.26%	3.84%
Class N	13.75%	-4.84%	3.22%
Class N (CDSC fees deducted)*	12.75%	-4.84%	3.22%
MSCI EAFE Index	13.75%	-5.24%	1.97%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Focused International Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Focused International Fund Class Z and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Since Inception Average Annual 12/3/10 - 9/30/12
Class Z	14.87%	1.90%
MSCI EAFE Index	13.75%	2.46%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 12/1/10.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in investments tied economically to emerging market countries. The Fund defines an emerging market country as one whose economy or markets are generally considered emerging or developing, and is not classified as a developed country according to the Morgan Stanley Capital International Barra Index. The Fund’s subadviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 12 months ended September 30, 2012?*

The Fund’s Class S shares returned 13.06%, lagging the 16.93% return of the Morgan Stanley Capital International (“MSCI®”) Emerging Markets (“EM”) Index (the “benchmark”), an unmanaged market capitalization-weighted index of equity securities of companies domiciled in various countries. The benchmark is designed to represent the performance of emerging stock markets throughout the world and excludes certain market segments unavailable to U.S.-based investors. For the 11 months ended September 30, 2012, the Fund’s Class S shares returned 0.36%, underperforming the 3.26% return of the benchmark.

*	On May 23, 2012, the Board of Trustees approved a change in the fiscal year-end of the Fund from October 31 to September 30. The discussion below is relevant to each of the 11-month fiscal period and the year ended September 30, 2012.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Country allocation positioning and stock selection were the main reasons for the Fund’s underperformance for the year ended September 30, 2012. Countries that boosted performance most during the period were Taiwan, Mexico, and Peru. Conversely, the three largest detractors were Brazil, Russia, and Korea.

In terms of sectors, the Fund benefited from its positioning in information technology, financials, consumer discretionary, and materials. Holdings that contributed most significantly to Fund results included Samsung Electronics (a South Korean multinational electronics company), Hon Hai Precision Industries (a Taiwanese multinational electronics manufacturing company that trades under the name “Foxconn”), Tencent (China’s largest and most popular Internet service portal), China Overseas Land (an investment holding company), and Alfa S.A. de C.V. (a Mexican company engaged in the petrochemical, food processing, automotive, and telecommunication sectors). Conversely, the holdings that detracted most from performance were Fund holdings Hyundai Mobis (a South Korean an auto parts company), Kinross Gold Corp (a Canadian gold mining company), and Petrobras (a Brazilian multinational energy corporation).

During the past year, the weak environment in the euro zone and uncertainties in the U.S. economy helped drive our decision to position the Fund in countries that had the ability and willingness to stimulate economic growth using fiscal and monetary policy. These countries included China, Brazil, Russia, and South Korea. The Fund had no exposure to Thailand, Malaysia, and Indonesia, because we assessed those markets as too expensive and risky. The euro zone crisis and uncertain U.S. economic outlook helped drive up prices in certain markets and sectors that were perceived to offer some level of defense in this environment. Smaller equity markets, such as the Philippines and Thailand, rose more than 40%. Country returns had a higher correlation than is typical, which made it more challenging to add value to Fund returns via country allocation.

The most significant changes in Fund positioning during the past year included selling out of Indonesia towards the end of 2011, as we deemed the value for stocks in the region to be disproportionately high and believed market expectations were unrealistic; increasing the Fund’s overweight positioning in China, relative to the benchmark, on our belief that the country’s economy may bottom out and the government will respond with fiscal and monetary policy to support economic growth; and reducing the Fund’s exposure to gold-mining stocks that are not included in the benchmark. In this group, we eliminated Randgold Resources (a gold miner operating mainly in Mali), due to its high valuation, and Kinross, because of deterioration in its fundamentals, from the Fund’s holdings.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

The Fund’s medium-term stance – which takes into account valuations, policy response, and the outlook for earnings – remains very much intact. We are encouraged by the acceleration in expansionary fiscal and/or monetary policy measures by countries such as China, Brazil, and Korea. In our view, this should help to support economic activity over the next year, and we expect earnings expectations to rise over the coming quarters as these measures begin to take effect. In the near term, we believe emerging markets will continue to enjoy inflows as a result of a potentially weakening U.S. dollar.

MassMutual Premier Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 9/30/12

Samsung Electronics Co., Ltd.	6.5%
Hon Hai Precision Industry Co. Ltd.	3.6%
CNOOC Ltd.	3.6%
Petroleo Brasileiro SA Sponsored ADR (Brazil)	3.0%
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	2.9%
LG Chem Ltd.	2.7%
Ping An Insurance Group Co. of China Ltd. Class H	2.5%
Vale SA Sponsored ADR 6.560%	2.4%
China Overseas Land & Investment Ltd.	2.3%
HDFC Bank Ltd. ADR	2.2%

31.7%

MassMutual Premier Strategic Emerging Markets Fund Country Weightings (% of Net Assets) on 9/30/12

Republic of Korea	19.4%
Brazil	13.2%
China	12.0%
Taiwan	8.5%
Hong Kong	8.3%
Russia	8.2%
India	6.7%
South Africa	6.6%
Mexico	5.8%
Cayman Islands	5.8%
Poland	1.7%
Bermuda	1.6%
United States	1.0%
Switzerland	0.7%
Chile	0.5%
Belgium	0.5%

Total Long-Term Investments	100.5%
Short-Term Investments and Other Assets and Liabilities	(0.5)%

Net Assets	100.0%

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Strategic Emerging Markets Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the MSCI Emerging Markets Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Since Inception Average Annual 11/3/08 - 9/30/12
Class S	13.06%	16.20%
Class A	12.47%	15.62%
Class A (sales load deducted)*	6.00%	13.88%
Class Y	12.92%	16.08%
Class L	12.75%	15.93%
MSCI Emerging Markets Index	16.93%	18.35%

Hypothetical Investments in MassMutual Premier Strategic Emerging Markets Fund Class Z and the MSCI Emerging Markets Index.

TOTAL RETURN	One Year 10/1/11 - 9/30/12	Since Inception Average Annual 3/1/11 - 9/30/12
Class Z	13.30%	-6.29%
MSCI Emerging Markets Index	16.93%	-3.32%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI Emerging Markets Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Money Market Fund – Portfolio of Investments

September 30, 2012

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 102.1%
Certificates of Deposit — 2.4%
Bank of Nova Scotia 0.648% 10/26/12	$3,000,000	$3,000,220
Bank of Nova Scotia FRN 0.754% 2/22/13	4,000,000	4,006,663
Bank of Nova Scotia 0.755% 10/18/12	3,000,000	3,000,281

		10,007,164

Commercial Paper — 75.4%
Air Products & Chemicals, Inc. (a) 0.132% 10/04/12	5,725,000	5,724,936
Anheuser-Busch Cos., Inc. (a) 0.183% 10/03/12	3,400,000	3,399,966
Anheuser-Busch Cos., Inc. (a) 0.183% 10/12/12	2,500,000	2,499,863
Anheuser-Busch Cos., Inc. (a) 0.193% 10/11/12	5,000,000	4,999,736
AstraZeneca PLC (a) 0.152% 10/09/12	10,500,000	10,499,650
Baker Hughes, Inc. (a) 0.203% 12/18/12	5,600,000	5,597,573
Baker Hughes, Inc. (a) 0.213% 10/24/12	2,400,000	2,399,678
Baker Hughes, Inc. (a) 0.213% 11/14/12	2,500,000	2,499,358
BASF Aktiengesellschaft (a) 0.142% 11/20/12	10,500,000	10,497,958
Basin Electric Power Cooperative (a) 0.152% 10/04/12	5,000,000	4,999,938
Basin Electric Power Cooperative (a) 0.142% 10/24/12	5,500,000	5,499,508
BG Energy Finance, Inc. (a) 0.142% 10/05/12	11,000,000	10,999,829
BMW US Capital LLC (a) 0.162% 10/10/12	11,000,000	10,999,560
Brown-Forman Corp. (a) 0.162% 10/24/12	10,000,000	9,998,978
Cargill Global Funding PLC (a) 0.162% 10/01/12	10,140,000	10,140,000
Caterpillar Financial Services Co. 0.172% 11/02/12	10,000,000	9,998,489
The Coca-Cola Co. (a) 0.223% 2/04/13	5,850,000	5,845,496
The Coca-Cola Co. (a) 0.250% 2/01/13	4,150,000	4,146,455
Dell, Inc. (a) 0.132% 10/01/12	10,925,000	10,925,000
E.I. Dupont (a) 0.112% 10/17/12	2,900,000	2,899,858

	Principal Amount	Value
E.I. Dupont (a) 0.152% 10/25/12	$7,800,000	$7,799,220
Emerson Electric Co. (a) 0.122% 10/17/12	10,500,000	10,499,440
General Electric Capital Corp. 0.132% 12/26/12	10,000,000	9,996,894
Henkel Corp. (a) 0.142% 10/02/12	7,000,000	6,999,973
Henkel Corp. (a) 0.142% 10/16/12	2,000,000	1,999,883
Henkel Corp. (a) 0.203% 11/30/12	1,800,000	1,799,400
National Rural Utilities Cooperative Finance Corp. 0.130% 10/11/12	10,600,000	10,599,617
Nestle Capital Corp. (a) 0.274% 4/22/13	5,000,000	4,992,388
Paccar Financial Corp. 0.132% 10/23/12	2,000,000	1,999,841
Paccar Financial Corp. 0.172% 11/14/12	5,700,000	5,698,816
Paccar Financial Corp. 0.172% 12/20/12	3,060,000	3,058,844
PepsiCo, Inc. (a) 0.071% 10/12/12	10,500,000	10,499,775
Precision Castparts Corp. (a) 0.172% 10/12/12	10,600,000	10,599,449
Procter & Gamble Co. (a) 0.152% 11/01/12	3,815,000	3,814,507
Reckitt Benckiser PLC (a) 0.183% 11/06/12	11,000,000	10,998,020
Roche Holding, Inc. (a) 0.132% 10/10/12	11,000,000	10,999,643
Rockwell Automation, Inc. (a) 0.193% 10/01/12	7,150,000	7,150,000
Sigma-Aldrich Corp. (a) 0.142% 10/02/12	8,785,000	8,784,966
Sigma-Aldrich Corp. (a) 0.142% 10/02/12	2,000,000	1,999,992
Union Bank NA 0.122% 10/02/12	10,500,000	10,499,965
United Technologies Corp. (a) 0.122% 10/26/12	6,190,000	6,189,484
Wal-Mart Stores, Inc. (a) 0.101% 10/15/12	10,500,000	10,499,592
Walt Disney Co. (a) 0.132% 11/19/12	10,400,000	10,398,160
Wisconsin Gas Co. 0.243% 10/03/12	10,500,000	10,499,860

		312,949,558

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Corporate Debt — 7.4%
Berkshire Hathaway, Inc., FRN 0.868% 2/11/13	$11,290,000	$11,316,031
Commonwealth Bank of Australia FRN (a) 0.931% 3/19/13	10,000,000	10,024,665
Sanofi FRN 0.562% 3/28/13	9,500,000	9,516,359

		30,857,055

Discount Notes — 7.1%
Federal Farm Credit Bank 0.160% 12/07/12	3,000,000	2,999,107
Federal Home Loan Bank 0.145% 10/19/12	1,800,000	1,799,869
Federal Home Loan Bank 0.158% 11/07/12	3,590,000	3,589,417
Federal Home Loan Bank Discount Notes 0.130% 12/26/12	3,550,000	3,548,898
Federal Home Loan Mortgage Corp. 0.112% 10/29/12	1,000,000	999,914
Federal Home Loan Mortgage Corp. 0.122% 10/19/12	1,000,000	999,940
Federal Home Loan Mortgage Corp. 0.165% 1/07/13	2,180,000	2,179,021
Federal National Mortgage Association 0.120% 10/16/12	8,000,000	7,999,600
Federal National Mortgage Association 0.152% 11/01/12	1,800,000	1,799,767
Federal National Mortgage Association FRN 0.250% 10/18/12	3,761,000	3,761,233

		29,676,766

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/12	16,841	16,841

U.S. Treasury Bonds & Notes — 9.8%
U.S. Treasury Note 0.125% 8/31/13	5,000,000	4,997,220
U.S. Treasury Note 0.375% 10/31/12	1,000,000	1,000,189
U.S. Treasury Note 0.500% 11/30/12	1,500,000	1,500,843
U.S. Treasury Note 0.625% 1/31/13	16,145,000	16,168,361
U.S. Treasury Note 0.625% 4/30/13	9,800,000	9,825,814

	Principal Amount	Value
U.S. Treasury Note 1.375% 2/15/13	$7,200,000	$7,231,366

		40,723,793

TOTAL SHORT-TERM INVESTMENTS (Cost $424,231,177)		424,231,177

TOTAL INVESTMENTS — 102.1% (Cost $424,231,177) (b)		424,231,177

Other Assets/(Liabilities) — (2.1)%		(8,895,688)

NET ASSETS — 100.0%		$415,335,489

Notes to Portfolio of Investments

FRN	Floating Rate Note
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, these securities amounted to a value of $260,621,897 or 62.75% of net assets.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments

September 30, 2012

	Principal Amount	Value
BONDS & NOTES — 63.9%

CORPORATE DEBT — 34.8%
Advertising — 0.3%
WPP Finance 8.000% 9/15/14	$1,515,000	$1,700,716

Aerospace & Defense — 0.1%
L-3 Communications Corp. 6.375% 10/15/15	268,000	271,082

Agriculture — 0.1%
Bunge Ltd. Finance Corp. 3.200% 6/15/17	550,000	576,629

Auto Manufacturers — 0.3%
Volvo Treasury AB (a) 5.950% 4/01/15	1,475,000	1,615,597

Banks — 1.4%
Capital One Financial Corp. 2.125% 7/15/14	300,000	306,110
Capital One Financial Corp. 7.375% 5/23/14	270,000	297,158
First Horizon National Corp. 5.375% 12/15/15	770,000	842,417
ICICI Bank Ltd. (a) 5.500% 3/25/15	2,335,000	2,460,338
Regions Financial Corp. 7.750% 11/10/14	2,500,000	2,781,250

		6,687,273

Beverages — 0.3%
Constellation Brands, Inc. 8.375% 12/15/14	1,385,000	1,570,244

Building Materials — 1.2%
CRH America, Inc. 5.300% 10/15/13	1,675,000	1,742,993
Lafarge North America, Inc. 6.875% 7/15/13	1,250,000	1,285,687
Lafarge SA (a) 6.200% 7/09/15	1,100,000	1,188,000
Masco Corp. 4.800% 6/15/15	1,090,000	1,148,071
Masco Corp. 7.125% 8/15/13	400,000	416,153

		5,780,904

Chemicals — 1.6%
Cabot Corp. 5.000% 10/01/16	875,000	982,020
Incitec Pivot Ltd. (a) 4.000% 12/07/15	2,180,000	2,261,770
LyondellBasell Industries NV 5.000% 4/15/19	450,000	478,125

	Principal Amount	Value
NOVA Chemicals Corp. FRN 3.854% 11/15/13	$1,550,000	$1,548,062
RPM International, Inc. 6.250% 12/15/13	2,300,000	2,415,759

		7,685,736

Commercial Services — 0.8%
Brambles USA, Inc. (a) 3.950% 4/01/15	660,000	691,854
Deluxe Corp. 7.375% 6/01/15	180,000	183,150
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	465,000	480,113
Equifax, Inc. 4.450% 12/01/14	2,280,000	2,412,942

		3,768,059

Computers — 0.3%
Affiliated Computer Services, Inc. 5.200% 6/01/15	1,145,000	1,230,569
Brocade Communications Systems, Inc. 6.625% 1/15/18	80,000	83,000

		1,313,569

Diversified Financial — 5.5%
American Express Co. 7.250% 5/20/14	545,000	601,543
Citigroup, Inc. 5.500% 10/15/14	320,000	345,068
Citigroup, Inc. 6.375% 8/12/14	2,270,000	2,470,255
ERAC USA Finance LLC (a) 5.800% 10/15/12	1,000,000	1,001,614
ERAC USA Finance LLC (a) 5.900% 11/15/15	1,000,000	1,123,442
Ford Motor Credit Co. LLC 2.750% 5/15/15	650,000	662,894
Ford Motor Credit Co. LLC 3.000% 6/12/17	550,000	559,841
Ford Motor Credit Co. LLC 3.875% 1/15/15	835,000	872,654
Ford Motor Credit Co. LLC 8.700% 10/01/14	1,125,000	1,277,047
The Goldman Sachs Group, Inc. 3.300% 5/03/15	1,500,000	1,560,857
The Goldman Sachs Group, Inc. 5.150% 1/15/14	1,075,000	1,128,754
The Goldman Sachs Group, Inc. 6.000% 5/01/14	675,000	724,598
Hyundai Capital America (a) 3.750% 4/06/16	2,315,000	2,462,771
International Lease Finance Corp. 5.625% 9/20/13	300,000	309,375

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Janus Capital Group, Inc. 6.700% 6/15/17	$925,000	$1,046,928
JP Morgan Chase & Co. 3.450% 3/01/16	2,365,000	2,521,681
JPMorgan Chase & Co. 5.125% 9/15/14	2,300,000	2,467,914
Lazard Group LLC 7.125% 5/15/15	805,000	887,760
Merrill Lynch & Co., Inc. 5.450% 2/05/13	1,800,000	1,827,504
Morgan Stanley 2.875% 7/28/14	1,500,000	1,531,967
Morgan Stanley 6.000% 4/28/15	950,000	1,029,562

		26,414,029

Electric — 1.9%
Ameren Corp. 8.875% 5/15/14	2,061,000	2,292,592
CMS Energy Corp. 2.750% 5/15/14	1,575,000	1,597,708
EDP Finance BV (a) 5.375% 11/02/12	2,650,000	2,656,437
Ipalco Enterprises, Inc. (a) 7.250% 4/01/16	1,250,000	1,390,625
Kansas Gas & Electric Co. 5.647% 3/29/21	375,912	411,293
Kiowa Power Partners LLC (a) 4.811% 12/30/13	81,549	82,117
Tenaska Oklahoma I LP (a) 6.528% 12/30/14	135,819	138,624
Tri-State Generation & Transmission Association, Series 2003, Class A (a) 6.040% 1/31/18	371,504	408,963

		8,978,359

Electronics — 0.4%
Avnet, Inc. 5.875% 3/15/14	1,890,000	1,988,841

Engineering & Construction — 0.1%
BAA Funding Ltd. (a) 2.500% 6/25/17	465,000	474,394

Entertainment — 0.1%
Peninsula Gaming LLC 8.375% 8/15/15	515,000	538,175

Foods — 1.1%
Delhaize Group 5.875% 2/01/14	3,600,000	3,782,261
Tyson Foods, Inc. 6.850% 4/01/16	1,360,000	1,560,600

		5,342,861

	Principal Amount	Value
Forest Products & Paper — 0.5%
Domtar Corp. 7.125% 8/15/15	$750,000	$848,735
Rock-Tenn Co. 5.625% 3/15/13	1,430,000	1,447,875

		2,296,610

Health Care – Products — 0.3%
Boston Scientific Corp. 4.500% 1/15/15	1,265,000	1,352,562

Health Care – Services — 0.4%
Apria Healthcare Group, Inc. 11.250% 11/01/14	725,000	743,125
WellPoint, Inc. 1.875% 1/15/18	1,055,000	1,063,064

		1,806,189

Holding Company – Diversified — 0.1%
Leucadia National Corp. 7.000% 8/15/13	460,000	477,825

Home Builders — 0.1%
Toll Brothers Finance Corp. 4.950% 3/15/14	275,000	287,988

Home Furnishing — 0.3%
Sealy Mattress Co. (a) 10.875% 4/15/16	1,071,000	1,170,067
Whirlpool Corp. 8.600% 5/01/14	135,000	150,068

		1,320,135

Housewares — 0.1%
Newell Rubbermaid, Inc. 2.000% 6/15/15	300,000	303,968

Insurance — 0.5%
American International Group, Inc. 3.000% 3/20/15	1,750,000	1,812,081
American International Group, Inc. 3.650% 1/15/14	120,000	123,545
The Hartford Financial Services Group, Inc. 4.000% 3/30/15	515,000	543,027

		2,478,653

Investment Companies — 0.1%
Xstrata Finance Canada (a) 2.850% 11/10/14	550,000	565,423

Iron & Steel — 1.0%
ArcelorMittal 4.000% 2/25/15	1,500,000	1,499,001
ArcelorMittal 9.250% 2/15/15	1,290,000	1,419,000
Commercial Metals Co. 5.625% 11/15/13	1,750,000	1,802,500

		4,720,501

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Leisure Time — 0.5%
Harley-Davidson Financial Services, Inc. (a) 3.875% 3/15/16	$2,300,000	$2,465,959

Lodging — 0.0%
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 10/15/14	125,000	141,412

Manufacturing — 1.3%
Ingersoll-Rand Global Holding Co. Ltd. 9.500% 4/15/14	1,779,000	2,002,949
Textron, Inc. 6.200% 3/15/15	2,500,000	2,746,140
Tyco Electronics Group SA 6.550% 10/01/17	1,461,000	1,766,811

		6,515,900

Media — 0.2%
Globo Comunicacao e Participacoes SA (a) 4.875% 4/11/22	600,000	650,250
Scholastic Corp. 5.000% 4/15/13	575,000	579,312

		1,229,562

Metal Fabricate & Hardware — 0.1%
The Timken Co. 6.000% 9/15/14	335,000	361,234

Mining — 0.5%
Teck Resources Ltd. 10.750% 5/15/19	162,000	195,226
Vale Overseas Ltd. 6.250% 1/11/16	2,130,000	2,402,129

		2,597,355

Office Equipment/Supplies — 0.5%
Xerox Corp. 4.250% 2/15/15	250,000	265,514
Xerox Corp. 8.250% 5/15/14	1,755,000	1,946,762

		2,212,276

Oil & Gas — 1.0%
Chesapeake Energy Corp. 7.625% 7/15/13	1,460,000	1,514,750
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	105,000	84,591
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	1,065,000	956,503
PetroBakken Energy Ltd., Convertible (b) 3.125% 2/08/16	600,000	593,400
Petrobras International Finance Co. 2.875% 2/06/15	1,900,000	1,952,869

		5,102,113

	Principal Amount	Value
Oil & Gas Services — 0.1%
Weatherford International Ltd. 4.500% 4/15/22	$300,000	$313,748

Packaging & Containers — 0.2%
Sealed Air Corp. (a) 5.625% 7/15/13	1,200,000	1,230,000

Pharmaceuticals — 0.6%
Aristotle Holding, Inc. (a) 2.100% 2/12/15	2,500,000	2,564,632
Mylan, Inc. (a) 7.625% 7/15/17	275,000	304,563

		2,869,195

Pipelines — 0.4%
Enogex LLC (a) 6.875% 7/15/14	930,000	995,592
Gulf South Pipeline Co. LP (a) 5.050% 2/01/15	275,000	297,456
Rockies Express Pipeline LLC (a) 6.250% 7/15/13	725,000	739,500

		2,032,548

Real Estate — 1.8%
Colonial Realty LP 6.250% 6/15/14	2,225,000	2,386,468
Post Apartment Homes LP 6.300% 6/01/13	200,000	205,982
ProLogis LP 5.625% 11/15/15	2,090,000	2,285,386
ProLogis LP, Series A 5.750% 4/01/16	2,000,000	2,209,710
ProLogis LP 5.900% 8/15/13	1,350,000	1,396,389

		8,483,935

Real Estate Investment Trusts (REITS) — 4.1%
American Tower Corp. 4.625% 4/01/15	2,430,000	2,617,844
Boston Properties LP 5.625% 4/15/15	3,000,000	3,325,635
Developers Diversified Realty Corp. 5.500% 5/01/15	1,995,000	2,158,652
Federal Realty Investment Trust 6.200% 1/15/17	2,100,000	2,435,708
HCP, Inc. 6.000% 1/30/17	1,450,000	1,668,838
Host Hotels & Resorts LP 9.000% 5/15/17	200,000	218,000
Kimco Realty Corp. 5.190% 10/01/13	750,000	779,052
Realty, Inc. 5.950% 9/15/16	1,750,000	1,967,857
UDR, Inc. 5.250% 1/15/15	1,650,000	1,782,218

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
UDR, Inc. 5.250% 1/15/16	$1,500,000	$1,638,217
UDR, Inc. 6.050% 6/01/13	800,000	825,525
Ventas Realty LP/Ventas Capital Corp. 3.125% 11/30/15	500,000	521,028

		19,938,574

Retail — 0.4%
Macy’s Retail Holdings, Inc. 5.750% 7/15/14	1,681,000	1,822,068

Savings & Loans — 0.8%
ASIF Global Financing XIX (a) 4.900% 1/17/13	1,500,000	1,507,500
Glencore Funding LLC (a) 6.000% 4/15/14	2,325,000	2,443,405

		3,950,905

Telecommunications — 1.9%
CenturyLink, Inc. 5.000% 2/15/15	1,810,000	1,930,180
CenturyLink, Inc. 5.500% 4/01/13	390,000	397,996
Qwest Corp. 8.375% 5/01/16	975,000	1,174,975
Telecom Italia Capital 5.250% 10/01/15	650,000	684,125
Telecom Italia Capital 6.175% 6/18/14	1,690,000	1,778,725
Telefonica Emisiones SAU 2.582% 4/26/13	760,000	760,950
Virgin Media Finance PLC 9.500% 8/15/16	100,000	110,750
Virgin Media Secured Finance PLC 6.500% 1/15/18	2,270,000	2,485,650
Windstream Corp. 8.125% 8/01/13	75,000	78,750

		9,402,101

Transportation — 0.8%
Asciano Finance Ltd. (a) 3.125% 9/23/15	2,485,000	2,521,502
Ryder System, Inc. 2.500% 3/01/18	1,295,000	1,310,378

		3,831,880

Trucking & Leasing — 0.7%
GATX Corp. 3.500% 7/15/16	105,000	108,335
GATX Corp. 8.750% 5/15/14	695,000	777,312
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 2.500% 7/11/14	1,910,000	1,925,188

	Principal Amount	Value
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 3.125% 5/11/15	$550,000	$562,695

		3,373,530

TOTAL CORPORATE DEBT (Cost $165,126,512)		168,190,617

MUNICIPAL OBLIGATIONS — 0.8%
Access Group, Inc., Delaware VRN 1.703% 9/01/37	400,000	341,015
Louisiana State Public Facilities Authority FRN 1.351% 4/26/27	500,000	504,880
North Carolina State Education Assistance Authority FRN 1.351% 1/26/26	800,000	806,816
North Carolina State Education Assistance Authority Student Loan Revenue Bonds FRN 0.901% 1/25/21	476,241	476,989
State of California 5.950% 4/01/16	245,000	280,182
State of Illinois 5.365% 3/01/17	1,200,000	1,335,144

		3,745,026

TOTAL MUNICIPAL OBLIGATIONS (Cost $3,574,892)		3,745,026

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 23.1%
Automobile ABS — 4.1%
American Credit Acceptance Receivables Trust, Series 2012-2, Class A (a) 1.890% 7/15/16	1,114,664	1,115,089
AmeriCredit Automobile Receivables Trust, Series 2011-3, Class A2 0.840% 11/10/14	155,351	155,462
AmeriCredit Automobile Receivables Trust, Series 2011-2, Class A2 0.900% 9/08/14	149,477	149,495
AmeriCredit Automobile Receivables Trust, Series 2010-4, Class A2 0.960% 5/08/14	16,485	16,486
ARI Fleet Lease Trust, Series 2012-A, Class A FRN (a) 0.770% 3/15/20	708,437	708,569
Avis Budget Rental Car Funding AESOP LLC, Series 2011-1A, Class A (a) 1.850% 11/20/14	290,000	293,763

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Avis Budget Rental Car Funding AESOP LLC, Series 2012-1A, Class A (a) 2.054% 8/20/16	$800,000	$820,837
Chesapeake Funding LLC, Series 2012-1A, Class A FRN (a) 0.978% 11/07/23	1,050,000	1,051,206
Chesapeake Funding LLC, Series 2009-2A, Class A FRN (a) 1.970% 9/15/21	2,581,606	2,609,015
Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A (a) 2.200% 9/16/19	1,000,000	1,014,817
DT Auto Owner Trust, Series 2011-2A, Class B (a) 2.120% 2/16/16	725,000	725,524
Enterprise Fleet Financing LLC, Series 2012-1, Class A2 (a) 1.140% 11/20/17	1,070,000	1,077,428
Enterprise Fleet Financing LLC, Series 2011-2, Class A2 (a) 1.430% 10/20/16	1,161,852	1,167,221
Enterprise Fleet Financing LLC, Series 2011-3, Class A2 (a) 1.620% 5/20/17	597,890	602,911
First Investors Auto Owner Trust, Series 2011-1, Class A2 (a) 1.470% 3/16/15	116,665	116,844
First Investors Auto Owner Trust, Series 2012-1A, Class A2 (a) 1.960% 11/15/17	527,846	532,906
First Investors Auto Owner Trust 2012-2, Series 2012-2A, Class A2 (a) 1.470% 5/15/18	525,000	525,685
Ford Credit Auto Lease Trust, Series 2011-A, Class A2 0.740% 9/15/13	196,933	197,066
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2 (a) 3.740% 2/25/17	450,000	483,742
Hertz Vehicle Financing LLC, Series 2009-2A, Class A1 (a) 4.260% 3/25/14	1,490,000	1,504,430
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2 (a) 5.290% 3/25/16	300,000	329,124
LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A (a) 2.550% 9/15/16	267,853	269,970
Prestige Auto Receivables Trust, Series 2012-1A, Class A2 (a) 1.230% 12/15/15	1,425,551	1,429,227

	Principal Amount	Value
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class A3 (a) 1.400% 10/15/14	$690,998	$692,361
Santander Drive Auto Receivables Trust, Series 2012-5, Class A2 0.570% 12/15/15	500,000	500,128
Santander Drive Auto Receivables Trust, Series 2011-1, Class A2 0.940% 2/18/14	201,217	201,322
Santander Drive Auto Receivables Trust, Series 2012-1, Class A2 1.250% 4/15/15	588,205	590,448
Wheels SPV LLC, Series 2012-1, Class A2 (a) 1.190% 3/20/21	800,000	805,806

		19,686,882

Commercial MBS — 6.1%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.919% 2/10/51	2,000,000	2,363,273
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.395% 2/10/51	1,000,000	1,199,626
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	750,000	860,276
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	500,000	542,911
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	72,109	72,525
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	700,000	823,835
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	625,000	742,477
Bear Stearns Commercial Mortgage Securities, Series 2006-T22, Class AAB VRN 5.712% 4/12/38	1,294,614	1,336,558
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.932% 9/11/38	900,000	1,007,901

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM VRN 5.965% 6/10/46	$400,000	$426,278
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 6.002% 12/10/49	600,000	712,945
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	831,808	866,151
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (a) 6.407% 2/15/41	1,350,000	794,891
DBUBS Mortgage Trust, Series 2011-LC3A, Class A1 2.238% 8/10/44	503,361	516,255
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (a) 3.386% 7/10/44	525,000	568,700
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (a) 3.742% 11/10/46	918,487	998,312
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A2 5.597% 12/10/49	383,721	396,506
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 6.064% 7/10/38	932,000	1,081,214
GS Mortgage Securities Corporation II, Series 2011-GC3, Class A2 (a) 3.645% 3/10/44	1,000,000	1,082,521
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-C6, Class A2 2.205% 5/15/45	1,242,000	1,292,791
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (a) 3.341% 7/15/46	250,000	268,986
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	1,200,000	1,368,112
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A4 5.481% 12/12/44	250,000	281,679

	Principal Amount	Value
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	$825,000	$941,791
Morgan Stanley Capital I, Series 2011-C2, Class A2 (a) 3.476% 6/15/44	650,000	704,089
Morgan Stanley Capital I, Series 2005-T19, Class AAB 4.852% 6/12/47	561,911	578,426
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	450,000	493,791
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	916,333	941,387
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.455% 1/11/43	400,000	486,249
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 5.584% 8/15/39	750,000	795,988
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.584% 8/15/39	450,000	487,761
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4 VRN 5.418% 1/15/45	1,100,000	1,239,939
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	1,450,000	1,660,703
Wells Fargo Reremic Trust, Series 2012-IO, Class A (a) 1.750% 8/20/21	713,354	710,701
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (a) 3.240% 3/15/44	400,000	427,618
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (a) 3.791% 2/15/44	475,000	518,021

		29,591,187

Home Equity ABS — 2.1%
ACE Securities Corp., Series 2005-ASP1, Class A2D FRN 0.566% 9/25/35	322,468	316,435
ACE Securities Corp. Series 2005-AG1, Class A1B1 FRN 0.486% 8/25/35	370,539	363,956
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C STEP 0.576% 7/25/35	258,798	254,117

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.586% 11/25/34	$345,381	$342,993
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.656% 6/25/35	543,495	517,507
Bayview Financial Acquisition Trust, Series 2004-D, Class A FRN 0.800% 8/28/44	90,424	89,528
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class A3 STEP 0.596% 11/25/35	169,889	169,296
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE4, Class M1 FRN 0.646% 4/25/35	173,090	168,779
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.316% 5/25/36	28,219	28,137
Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A2 FRN 0.326% 7/25/36	197,654	192,812
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (a) 0.626% 12/25/33	171,216	171,240
Countrywide Asset-Backed Certificates, Series 2006-BC1, Class 2A2 FRN 0.396% 4/25/36	110,873	110,186
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.446% 9/25/34	93,284	91,927
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.456% 1/25/36	364,260	304,974
GSAMP Trust, Series 2005-WMC1, Class A4 FRN 0.596% 9/25/35	404,927	402,019
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.646% 4/25/35	331,910	280,697
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.386% 8/25/36	325,540	308,159
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.396% 7/25/36	323,936	322,196
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 STEP 0.496% 8/25/45	4,384	4,322
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 0.766% 6/25/35	901,919	784,475
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.966% 2/25/35	344,097	342,807

	Principal Amount	Value
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 0.950% 6/28/35	$888,885	$803,137
New Century Home Equity Loan Trust, Series 2005-2, Class A2C FRN 0.516% 6/25/35	761,304	756,182
New Century Home Equity Loan Trust, Series 2005-1, Class M1 FRN 0.666% 3/25/35	425,000	341,441
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	800	825
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 STEP 0.686% 5/25/35	357,116	342,272
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.596% 8/25/35	570,124	560,935
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.735% 3/25/35	498,760	462,341
RAAC Series, Series 2005-RP1, Class M1 FRN (a) 0.766% 7/25/37	234,083	229,276
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.406% 3/25/36	341,827	337,660
Residential Asset Securities Corp., Series 2005-KS12, Class A2 FRN 0.466% 1/25/36	194,381	190,615
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.556% 3/25/36	299,898	295,952
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.576% 8/25/35	412,604	404,258
Truman Capital Mortgage Loan Trust, Series 2004-2, Class A2 STEP (a) 0.766% 12/25/32	38,657	38,290

		10,329,746

Manufactured Housing ABS — 0.1%
Vanderbilt Mortgage Finance, Series 2000-B, Class IIA1 FRN 0.488% 7/07/30	316,320	275,424

Other ABS — 4.2%
CIT Equipment Collateral, Series 2012-VT1, Class A2 (a) 0.850% 5/20/14	885,000	886,827
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.400% 8/18/21	369,694	361,230

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CLI Funding LLC, Series 2012-1A, Class A (a) 4.210% 6/18/27	$194,546	$201,374
CNH Wholesale Master Note Trust, Series 2011-1A, Class A FRN (a) 1.020% 12/15/15	800,000	800,999
Cronos Containers Program Ltd., Series 2012-1A, Class A (a) 4.210% 5/18/27	483,333	494,742
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2 (a) 5.216% 1/25/42	640,163	697,085
Drug Royalty Corp., Inc., Series 2012-1, Class A1 FRN (a) 5.705% 7/15/24	921,538	921,669
GE Equipment Transportation LLC, Series 2011-1, Class A2 0.770% 10/21/13	93,959	93,977
Great America Leasing Receivables, Series 2012-1, Class A2 (a) 0.950% 3/17/14	950,000	952,199
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.480% 6/02/17	575,000	576,023
Macquarie Equipment Funding Trust, Series 2011-A, Class A2 (a) 1.210% 9/20/13	314,673	314,835
Marriott Vacation Club Owner Trust, Series 2009-2A, Class A (a) 4.809% 7/20/31	1,149,295	1,206,348
New York City Tax Lien, Series 2012-AA, Class A (a) 1.230% 11/10/25	765,000	765,006
New York City Tax Lien, Series 2011-AA, Class A (a) 1.990% 12/10/24	323,865	323,940
Newport Waves CDO (Acquired 3/30/07, Cost $1,598,144), Series 2007-1A, Class A3LS FRN (a) (c) 0.978% 6/20/14	1,600,000	1,325,280
NuCO2 Funding LLC, Series 2008-1A, Class A1 (a) 7.250% 6/25/38	905,000	931,245
PFS Financing Corp., Series 2010-DA, Class A FRN (a) 1.670% 2/15/15	4,700,000	4,718,863
PFS Financing Corp., Series 2011-BA, Class A FRN (a) 1.720% 10/17/16	750,000	756,918
Sierra Receivables Funding Co. LLC, Series 2007-1A, Class A2 FRN (a) 0.368% 3/20/19	309,992	304,758

	Principal Amount	Value
Sierra Receivables Funding Co. LLC, Series 2007-2A, Class A2 FRN (a) 1.218% 9/20/19	$632,994	$629,486
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	310,150	310,824
Sierra Receivables Funding Co. LLC, Series 2011-3A, Class A (a) 3.370% 7/20/28	335,605	341,698
Sonic Capital LLC, Series 2011-1A, Class A2 (a) 5.438% 5/20/41	432,000	480,060
Tax Liens Securitization Trust, Series 2010-1A, Class 1A2 (a) 2.000% 4/15/18	22,409	22,436
Textainer Marine Containers Ltd., Series 2005-1A, Class A FRN (a) 0.470% 5/15/20	349,333	344,196
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (a) 2.620% 10/15/15	340,000	340,263
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B FRN (a) 2.720% 7/15/41	1,008,076	1,008,844

		20,111,125

Student Loans ABS — 5.4%
Access Group, Inc., Series 2002-1, Class A2 FRN 0.549% 9/25/25	213,466	212,847
Access Group, Inc., Series 2003-1, Class A2 FRN 0.629% 12/27/16	735,182	731,638
Access Group, Inc. Series 2007-A, Class A2 FRN 0.556% 8/25/26	282,071	273,091
Brazos Higher Education Authority, Series 2005-1, Class 1A2 FRN 0.547% 12/26/18	444,600	443,666
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.372% 3/28/17	38,865	38,838
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 0.224% 1/25/47	1,075,000	913,750
College Loan Corp. Trust, Series 2004-1, Class A3 FRN 0.611% 4/25/21	442,497	441,806
Collegiate Funding Services Education Loan Trust, Series 2005-A, Class A2 FRN 0.452% 12/28/21	930,826	927,150

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Education Funding Capital Trust I, Series 2004-1, Class A2 FRN 0.548% 12/15/22	$855,990	$853,278
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.717% 6/15/43	650,000	624,000
Education Funding Capital Trust I, Series 2003-3, Class A4 FRN 1.731% 12/15/32	1,200,000	1,190,738
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.930% 6/15/43	300,000	217,472
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (a) 0.526% 8/25/25	2,178,436	2,163,448
Montana Higher Education Student Assistance Corp., Series 2012-1, Class A1 FRN 0.818% 9/20/22	692,727	694,963
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.326% 3/25/26	788,602	778,467
Nelnet Education Loan Funding, Inc., Series 2004-2A, Class A5B FRN 1.141% 2/25/39	100,000	88,017
Nelnet Education Loan Funding, Inc., Series 2004-2A, Class A5C FRN 1.141% 2/25/39	150,000	132,025
Nelnet Student Loan Trust, Series 2002-1, Class A2 FRN 0.596% 5/25/27	618,928	613,499
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 1.016% 4/25/46	352,822	355,717
Northstar Education Finance, Inc., Series 2005-1, Class A1 FRN 0.547% 10/28/26	555,179	553,143
Northstar Education Finance, Inc., Series 2004-2 FRN 0.567% 4/28/16	638,975	638,152
Pennsylvania Higher Education Assistance Agency, Series 2005-1, Class A2 FRN 0.531% 1/25/18	876,028	874,523
SLC Student Loan Trust, Series 2006-A, Class A4 FRN 0.575% 1/15/19	1,665,570	1,655,965
SLC Student Loan Trust Series 2006-A, Class A5 FRN 0.625% 7/15/36	675,000	630,253
SLM Student Loan Trust, Series 2006-C, Class A2 FRN 0.438% 9/15/20	37,968	37,933

	Principal Amount	Value
SLM Student Loan Trust, Series 2005-8, Class A2 FRN 0.541% 7/25/22	$134,710	$134,703
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.978% 3/15/38	369,657	295,176
SLM Student Loan Trust, Series 2003-11, Class B FRN 1.038% 12/15/38	824,359	692,101
SLM Student Loan Trust, Series 2003-10A, Class A1F FRN (a) 1.250% 12/15/16	950,000	950,000
SLM Student Loan Trust, Series 2012-B, Class A1 FRN (a) 1.320% 12/15/21	618,123	622,823
SLM Student Loan Trust, Series 2012-C, Class A1 FRN (a) 1.320% 8/15/23	697,506	703,087
SLM Student Loan Trust, Series 2012-A, Class A1 FRN (a) 1.620% 8/15/25	597,816	606,139
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (a) 1.630% 12/15/16	550,000	550,000
SLM Student Loan Trust, Series 2003-10A, Class A1D FRN (a) 1.708% 12/15/16	150,000	150,000
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (a) 1.713% 12/15/16	175,000	175,000
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 1.717% 12/15/16	1,500,000	1,500,000
SLM Student Loan Trust, Series 2010-C, Class A1 FRN (a) 1.870% 12/15/17	977,686	983,728
SLM Student Loan Trust, Series 2003-5, Class A7 2.490% 6/17/30	100,000	92,184
SLM Student Loan Trust, Series 2003-10A, Class B FRN (a) 3.370% 12/17/46	350,000	266,000
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.637% 10/28/28	235,982	235,168
South Carolina Student Loan Corp., Series 2010-1, Class A1 FRN 0.901% 1/25/21	689,647	690,723
Wachovia Student Loan Trust, Series 2005-1, Class A4 FRN 0.561% 7/27/20	321,094	320,601

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wells Fargo Student Loan Trust, Series 2001-1, Class A2 FRN 0.606% 5/25/30	$1,086,284	$1,085,774

		26,137,586

WL Collateral CMO — 1.0%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 3.108% 8/25/34	227,879	205,593
Capital Automotive REIT, Series 2012-1A, Class A (a) 4.700% 7/15/42	538,759	543,743
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 3.089% 2/25/34	42,009	38,324
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.137% 9/25/33	24,759	19,665
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 2.756% 8/25/34	38,926	34,202
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.409% 1/19/38	780,371	559,532
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.326% 5/25/37	813,804	384,818
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.655% 8/25/34	131,777	100,272
Merrill Lynch Mortgage Investors Trust, Series 2005-AR1, Class A1A FRN 0.496% 6/25/36	66,336	66,336
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.466% 8/25/36	248,096	213,981
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IIA2 VRN 2.704% 2/25/34	353,413	346,746
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.726% 7/25/33	7,839	7,880
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 2.869% 2/25/34	14,546	14,580
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.750% 2/25/34	637	612
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (a) 2.500% 3/23/51	668,938	674,373

	Principal Amount	Value
Morgan Stanley Reremic Trust, Series 2009-IO, Class A1 (a) 3.000% 1/17/13	$577,694	$579,138
Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B FRN 0.476% 7/25/35	193,557	186,317
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.396% 6/25/46	1,418,147	574,946
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 2.918% 3/25/34	85,679	76,866
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.548% 4/25/44	208,059	190,818

		4,818,742

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.466% 11/25/37	523,717	512,832
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 3.181% 6/25/32	64,924	53,821

		566,653

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $111,118,658)		111,517,345

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 5.1%
Pass-Through Securities — 5.1%
Federal Home Loan Mortgage Corp.
Pool #1Q0239 2.381% 3/01/37	1,013,280	1,089,593
Pool #E00856 7.500% 6/01/15	4,824	5,100
Federal National Mortgage Association Pool #725692 2.300% 10/01/33	264,116	281,185
Pool #888586 2.372% 10/01/34	577,416	616,640
Pool #775539 2.651% 5/01/34	297,765	318,741
Pool #684154 5.500% 2/01/18	23,404	25,340
Pool #702331 5.500% 5/01/18	364,416	394,566
Pool #725796 5.500% 9/01/19	1,799,856	1,952,819
Pool #844564 5.500% 12/01/20	358,334	390,108

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association TBA Pool #1866 2.500% 5/01/27 (d)	$9,400,000	$9,881,750
Pool #45519 5.500% 2/01/35 (d)	3,300,000	3,618,140
Government National Mortgage Association Pool #707760 4.500% 6/15/41	1,454,954	1,599,710
Pool #783382 4.500% 7/15/41	384,791	424,999
Pool #507545 7.500% 8/15/29	36,048	42,332
Government National Mortgage Association II FRN Pool #82488 3.000% 3/20/40	780,080	817,917
Pool #82462 3.500% 1/20/40	697,433	742,951
Government National Mortgage Association TBA Pool #20549 6.000% 10/01/35 (d)	2,000,000	2,258,438

		24,460,329

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $23,254,777)		24,460,329

U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bonds & Notes — 0.1%
U.S. Treasury Note 0.250% 5/15/15	275,000	274,712
U.S. Treasury Note (e) 1.500% 8/31/18	275,000	285,751

		560,463

TOTAL U.S. TREASURY OBLIGATIONS (Cost $558,490)		560,463

TOTAL BONDS & NOTES (Cost $303,633,329)		308,473,780

TOTAL LONG-TERM INVESTMENTS (Cost $303,633,329)		308,473,780

SHORT-TERM INVESTMENTS — 37.8%
Commercial Paper — 37.5%
AGL Capital Corp. (a) 0.446% 10/31/12	10,000,000	9,996,333

	Principal Amount	Value
Apache Corp. (a) 0.466% 10/19/12	$10,000,000	$9,997,700
Bacardi Ltd. (a) 0.456% 10/10/12	4,980,000	4,979,440
Bacardi USA, Inc. (a) 0.425% 10/17/12	2,000,000	1,999,622
Centrica PLC (a) 0.710% 10/25/12	8,000,000	7,996,213
Centrica PLC (a) 0.850% 1/10/13	2,000,000	1,995,231
DCP Midstream LLC (a) 0.476% 10/17/12	5,210,000	5,208,912
DCP Midstream LLC (a) 0.517% 10/22/12	4,700,000	4,698,602
Dentsply International, Inc. (a) 0.507% 11/20/12	8,000,000	7,994,444
Duke Energy Corp. (a) 0.456% 11/20/12	8,730,000	8,724,544
FMC Technologies, Inc. (a) 0.497% 10/09/12	6,155,000	6,154,330
Glencore Funding LLC 0.720% 11/16/12	10,000,000	9,990,800
Holcim US Fininace Sarl & Cie (a) 0.609% 11/21/12	10,000,000	9,991,500
Kinder Morgan Energy (a) 0.476% 10/12/12	4,000,000	3,999,426
Kinder Morgan Energy (a) 0.527% 10/02/12	6,000,000	5,999,913
Marathon Oil Corp. (a) 0.466% 10/05/12	9,700,000	9,699,504
National Grid USA (a) 0.776% 10/16/12	8,000,000	7,997,433
Nissan Motor Acceptance Corp. (a) 0.476% 10/04/12	1,815,000	1,814,929
ONEOK, Inc. (a) 0.436% 10/04/12	5,870,000	5,869,790
Talisman Energy, Inc. (a) 0.578% 12/12/12	1,655,000	1,653,113
Talisman Energy, Inc. (a) 0.578% 12/21/12	8,300,000	8,289,355
Transcanada Pipeline (a) 0.507% 10/10/12	10,000,000	9,998,750
VF Corp. (a) 0.507% 12/10/12	10,000,000	9,990,278
Vodafone Group PLC (a) 0.860% 11/02/12	7,000,000	6,994,649
Volvo Group Treasury (a) 0.517% 11/26/12	1,110,000	1,109,118
Volvo Group Treasury NA (a) 0.537% 10/09/12	1,260,000	1,259,852
Weatherford International Ltd. (a) 0.517% 10/05/12	7,885,000	7,884,553

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WPP CP Finance PLC (a) 0.436% 10/01/12	$2,890,000	$2,890,000
WPP CP Finance PLC (a) 0.486% 10/03/12	5,570,000	5,569,852

		180,748,186

Time Deposits — 0.3%
Euro Time Deposit 0.010% 10/01/12	1,624,082	1,624,082

TOTAL SHORT-TERM INVESTMENTS (Cost $182,372,268)		182,372,268

TOTAL INVESTMENTS — 101.7% (Cost $486,005,597) (f)		490,846,048

Other Assets/(Liabilities) — (1.7)%		(8,423,060)

NET ASSETS — 100.0%		$482,422,988

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, these securities amounted to a value of $264,690,265 or 54.87% of net assets.
(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2012, these securities amounted to a value of $593,400 or 0.12% of net assets.
(c)	Restricted security. Certain securities are restricted as to resale. At September 30, 2012, these securities amounted to a value of $1,325,280 or 0.27% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments

September 30, 2012

	Principal Amount	Value
BONDS & NOTES — 125.0%

CORPORATE DEBT — 1.0%
Banks — 0.3%
Associated Banc-Corp. 1.875% 3/12/14	$850,000	$850,399

Insurance — 0.5%
Berkshire Hathaway, Inc., FRN 0.867% 2/11/13	1,700,000	1,703,772

Telecommunications — 0.2%
Telefonica Emisiones SAU FRN 0.771% 2/04/13	725,000	722,474

TOTAL CORPORATE DEBT (Cost $2,899,955)		3,276,645

MUNICIPAL OBLIGATIONS — 0.2%
Louisiana State Public Facilities Authority FRN 1.351% 4/26/27	340,000	343,318
North Carolina State Education Assistance Authority Student Loan Revenue Bonds FRN 0.901% 1/25/21	233,211	233,577

		576,895

TOTAL MUNICIPAL OBLIGATIONS (Cost $572,892)		576,895

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 24.4%
Automobile ABS — 7.4%
American Credit Acceptance Receivables Trust, Series 2012-2, Class A (a) 1.890% 7/15/16	1,569,628	1,570,227
AmeriCredit Automobile Receivables Trust, Series 2012-2, Class A2 0.760% 10/08/15	825,000	827,081
AmeriCredit Automobile Receivables Trust, Series 2011-1, Class A2 0.840% 6/09/14	73,056	73,061
AmeriCredit Automobile Receivables Trust, Series 2010-4, Class A2 0.960% 5/08/14	8,831	8,832
ARI Fleet Lease Trust, Series 2012-A, Class A FRN (a) 0.770% 3/15/20	475,070	475,158
Avis Budget Rental Car Funding AESOP LLC, Series 2011-2A, Class A (a) 2.370% 11/20/14	680,000	702,321

	Principal Amount	Value
Avis Budget Rental Car Funding AESOP LLC, Series 2010-2A, Class A (a) 3.630% 8/20/14	$155,000	$158,146
Avis Budget Rental Car Funding AESOP LLC, Series 2009-2A, Class A (a) 5.680% 2/20/14	1,520,833	1,537,297
Avis Budget Rental Car Funding AESOP LLC, Series 2009-1A, Class A (a) 9.310% 10/20/13	75,000	75,291
Bank of America Auto Trust, Series 2009-3A, Class A4 (a) 2.670% 12/15/16	675,853	682,121
CarNow Auto Receivables Trust, Series 2012-1, Class A (a) 2.090% 1/15/15	275,221	275,310
Chesapeake Funding LLC, Series 2012-1A, Class A FRN (a) 0.978% 11/07/23	700,000	700,804
Chesapeake Funding LLC, Series 2009-2A, Class A FRN (a) 1.970% 9/15/21	2,526,207	2,553,028
CPS Auto Trust, Series 2012-C, Class A (a) 1.820% 12/16/19	815,000	819,178
Credit Acceptance Auto Loan Trust, Series 2012-2A, Class A (a) 1.520% 3/16/20	855,000	854,855
DT Auto Owner Trust, Series 2011-2A, Class B (a) 2.120% 2/16/16	500,000	500,361
Enterprise Fleet Financing LLC, Series 2012-2, Class A2 (a) 0.720% 4/20/18	500,000	499,844
Enterprise Fleet Financing LLC, Series 2011-2, Class A2 (a) 1.430% 10/20/16	172,404	173,201
Enterprise Fleet Financing LLC, Series 2011-3, Class A2 (a) 1.620% 5/20/17	454,396	458,212
Exeter Automobile Receivables Trust, Series 2012-2A, Class A (a) 1.300% 6/15/17	865,000	864,912
First Investors Auto Owner Trust, Series 2011-1, Class A2 (a) 1.470% 3/16/15	58,333	58,422
First Investors Auto Owner Trust, Series 2012-1A, Class A2 (a) 1.960% 11/15/17	967,717	976,995
Ford Credit Auto Lease Trust, Series 2011-A, Class A2 0.740% 9/15/13	78,773	78,826

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Hertz Vehicle Financing LLC, Series 2009-2A, Class A1 (a) 4.260% 3/25/14	$990,000	$999,588
LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A (a) 2.550% 9/15/16	143,726	144,862
Navistar Financial 2012-A Owner Trust, Series 2012-A, Class A3 (a) 1.190% 1/18/19	1,025,000	1,030,015
Prestige Auto Receivables Trust, Series 2012-1A, Class A2 (a) 1.230% 12/15/15	919,711	922,082
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class A3 (a) 1.400% 10/15/14	483,699	484,652
Santander Drive Auto Receivables Trust, Series 2012-5, Class A2 0.570% 12/15/15	355,000	355,091
Santander Drive Auto Receivables Trust, Series 2012-4, Class A2 0.790% 8/17/15	620,000	621,200
Santander Drive Auto Receivables Trust, Series 2012-3, Class A2 0.830% 4/15/15	600,000	601,483
Santander Drive Auto Receivables Trust, Series 2011-1, Class A2 0.940% 2/18/14	111,787	111,845
Santander Drive Auto Receivables Trust, Series 2012-1, Class A2 1.250% 4/15/15	546,190	548,273
Santander Drive Auto Receivables Trust, Series 2010-A, Class A3 (a) 1.830% 11/17/14	210,773	212,223
Santander Drive Auto Receivables Trust, Series 2010-3, Class B 2.050% 5/15/15	1,650,000	1,662,310
Santander Drive Auto Receivables Trust, Series 2010-B, Class B (a) 2.100% 9/15/14	1,700,000	1,705,301
SNAAC Auto Receivables Trust, Series 2012-1A, Class A (a) 1.780% 6/15/16	316,807	315,801
Westlake Automobile Receivables Trust, Series 2012-1A, Class A2 (a) 1.030% 3/15/16	535,000	534,916
Westlake Automobile Receivables Trust, Series 2011-1A, Class B (a) 2.600% 10/15/14	240,000	242,174
Westlake Automobile Receivables Trust, Series 2010-1A, Class B (a) 5.000% 5/15/15	68,333	68,514

		25,483,813

	Principal Amount	Value
Commercial MBS — 0.7%
Bear Stearns Commercial Mortgage Securities, Series 2006-T22, Class AAB VRN 5.712% 4/12/38	$1,467,230	$1,514,766
GE Capital Commercial Mortgage Corp., Series 2005-C2, Class AAB 4.866% 5/10/43	268,586	270,870
Wells Fargo Reremic Trust, Series 2012-IO, Class A (a) 1.750% 8/20/21	499,833	497,974

		2,283,610

Credit Card ABS — 0.3%
Discover Card Master Trust, Series 2012-A2, Class A2 FRN 0.370% 10/17/16	875,000	876,220

Home Equity ABS — 1.3%
ACE Securities Corp., Series 2005-HE2, Class M2 FRN 0.666% 4/25/35	331,253	322,067
ACE Securities Corp. Series 2005-AG1, Class A1B1 FRN 0.486% 8/25/35	194,307	190,855
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C STEP 0.576% 7/25/35	165,631	162,635
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.586% 11/25/34	172,857	171,662
Bayview Financial Acquisition Trust, Series 2004-D, Class A FRN 0.800% 8/28/44	46,223	45,764
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class A3 STEP 0.596% 11/25/35	70,787	70,540
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE4, Class M1 FRN 0.646% 4/25/35	90,983	88,717
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.446% 9/25/34	57,347	56,512
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF3, Class M1 FRN 0.616% 4/25/35	270,799	258,503
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.396% 7/25/36	215,322	214,166
Home Equity Asset Trust, Series 2005-5, Class 2A3 FRN 0.626% 11/25/35	395,542	392,277

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.966% 2/25/35	$104,504	$104,112
Mastr Asset Backed Securities Trust, Series 2005-WMC1, Class M2 FRN 0.666% 3/25/35	505,790	462,153
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 0.950% 6/28/35	579,707	523,785
New Century Home Equity Loan Trust, Series 2005-2, Class A2C FRN 0.516% 6/25/35	512,150	508,704
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 STEP 0.686% 5/25/35	232,125	222,477
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.596% 8/25/35	320,695	315,526
Quest Trust, Series 2005-X1, Class M1 FRN (a) 0.716% 3/25/35	184,100	175,996
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.406% 3/25/36	167,984	165,936
Structured Asset Investment Loan Trust, Series 2005-2, Class A1 FRN 0.736% 3/25/35	7,654	7,655
Truman Capital Mortgage Loan Trust, Series 2004-2, Class A2 STEP (a) 0.766% 12/25/32	24,030	23,802

		4,483,844

Other ABS — 4.9%
321 Henderson Receivables LLC, Series 2005-1A, Class A1 FRN (a) 0.450% 11/15/40	768,395	707,764
CIT Equipment Collateral, Series 2012-VT1, Class A2 (a) 0.850% 5/20/14	1,505,000	1,508,106
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.400% 8/18/21	471,005	460,220
CNH Wholesale Master Note Trust, Series 2011-1A, Class A FRN (a) 1.020% 12/15/15	400,000	400,500
GE Equipment Transportation LLC, Series 2011-1, Class A2 0.770% 10/21/13	56,376	56,386
Great America Leasing Receivables, Series 2012-1, Class A2 (a) 0.950% 3/17/14	625,000	626,447
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.480% 6/02/17	375,000	375,667

	Principal Amount	Value
Leaf II Receivables Funding LLC, Series 2012-1, Class A2 (a) 0.810% 12/15/15	$780,000	$780,000
Macquarie Equipment Funding Trust, Series 2011-A, Class A2 (a) 1.210% 9/20/13	80,916	80,958
Marriott Vacation Club Owner Trust, Series 2006-2A, Class A (a) 5.362% 10/20/28	330,534	333,396
New York City Tax Lien, Series 2012-AA, Class A (a) 1.230% 11/10/25	539,000	539,004
New York City Tax Lien, Series 2011-AA, Class A (a) 1.990% 12/10/24	210,075	210,123
NuCO2 Funding LLC, Series 2008-1A, Class A1 (a) 7.250% 6/25/38	1,020,000	1,049,580
PFS Financing Corp., Series 2012-BA, Class A FRN (a) 0.919% 10/17/16	620,000	620,013
PFS Financing Corp., Series 2012-AA, Class A FRN (a) 1.420% 2/15/16	600,000	601,843
PFS Financing Corp., Series 2010-DA, Class A FRN (a) 1.670% 2/15/15	3,500,000	3,514,047
Sierra Receivables Funding Co. LLC, Series 2007-1A, Class A2 FRN (a) 0.368% 3/20/19	206,662	203,172
Sierra Receivables Funding Co. LLC, Series 2007-2A, Class A2 FRN (a) 1.218% 9/20/19	421,489	419,153
Sierra Receivables Funding Co. LLC, Series 2011-2A, Class A (a) 3.260% 5/20/28	867,492	878,290
TAL Advantage LLC, Series 2006-1A FRN (a) 0.408% 4/20/21	322,500	315,767
Tax Liens Securitization Trust, Series 2010-1A, Class 2A2 (a) 2.000% 4/15/18	39,664	39,664
Tax Liens Securitization Trust, Series 2010-1A, Class 1A2 (a) 2.000% 4/15/18	79,022	79,117
Textainer Marine Containers Ltd., Series 2005-1A, Class A FRN (a) 0.470% 5/15/20	1,329,333	1,309,783
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (a) 2.620% 10/15/15	224,000	224,173
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B FRN (a) 2.720% 7/15/41	600,556	601,014

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Westgate Resorts LLC, Series 2012-2A, Class A (a) 3.000% 1/20/25	$1,150,000	$1,151,437

		17,085,624

Student Loans ABS — 9.4%
Access Group, Inc., Series 2002-1, Class A2 FRN 0.549% 9/25/25	165,545	165,065
Access Group, Inc., Series 2005-2, Class A2 FRN 0.563% 11/22/19	293,453	293,230
Access Group, Inc., Series 2003-1, Class A2 FRN 0.629% 12/27/16	616,103	613,133
Access Group, Inc., Series 2007-A, Class A2 FRN 0.556% 8/25/26	178,150	172,478
Brazos Higher Education Authority, Series 2005-3, Class A14 FRN 0.479% 9/25/23	192,668	192,347
Brazos Higher Education Authority FRN 0.529% 6/27/22	1,730,183	1,723,816
Brazos Higher Education Authority, Series 2005-1, Class 1A2 FRN 0.547% 12/26/18	459,990	459,024
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.372% 3/28/17	26,260	26,242
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 0.224% 1/25/47	675,000	573,750
College Loan Corp. Trust, Series 2005-1, Class A2 FRN 0.551% 7/25/24	289,000	285,458
College Loan Corp. Trust, Series 2005-2, Class A2 FRN 0.565% 10/15/21	78,149	78,079
College Loan Corp. Trust, Series 2004-1, Class A3 FRN 0.611% 4/25/21	311,723	311,236
Collegiate Funding Services Education Loan Trust, Series 2005-A, Class A2 FRN 0.452% 12/28/21	614,288	611,862
Collegiate Funding Services Education Loan Trust, Series 2005-B, Class A2 FRN 0.462% 12/28/21	245,436	244,863
Collegiate Funding Services Education Loan Trust, Series 2004-A, Class A3 FRN 0.572% 9/28/26	665,000	661,376

	Principal Amount	Value
Education Funding Capital Trust I, Series 2004-1, Class A2 FRN 0.548% 12/15/22	$951,101	$948,086
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.717% 6/15/43	550,000	528,000
Education Funding Capital Trust I, Series 2003-3, Class A5 FRN 1.719% 12/15/42	325,000	320,119
Education Funding Capital Trust I, Series 2003-3, Class A4 FRN 1.731% 12/15/32	700,000	694,597
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.930% 6/15/43	200,000	144,981
Education Loan Asset-Backed Trust I, Series 2012-1, Class A1 FRN 0.668% 6/25/22	1,425,000	1,425,000
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L FRN (a) 0.496% 5/25/23	298,032	292,650
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (a) 0.526% 8/25/25	1,429,599	1,419,763
GCO Education Loan Funding Trust,, Series 2007-1, Class A7AR FRN (a) 1.490% 11/26/46	325,000	297,825
Higher Education Funding HEF, Series 2005-1, Class A2 0.526% 2/25/24	546,468	545,734
Higher Education Funding I, Series 2004-1, Class A15 FRN (a) 1.737% 1/01/44	275,000	250,870
Higher Education Funding I, Series 2004-1, Class A13 FRN (a) 1.740% 1/01/44	200,000	174,067
Keycorp Student Loan Trust, Series 2006-A, Class 2A2 FRN 0.443% 6/27/25	259,824	259,175
Keycorp Student Loan Trust, Series 2003-A, Class 1A2 FRN 0.711% 10/25/32	157,562	148,174
Montana Higher Education Student Assistance Corp., Series 2012-1, Class A1 FRN 0.818% 9/20/22	485,623	487,191
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.326% 3/25/26	824,125	813,534
Nelnet Student Loan Trust, Series 2002-1, Class A2 FRN 0.596% 5/25/27	418,687	415,014

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 1.016% 4/25/46	$185,696	$187,220
Northstar Education Finance, Inc., Series 2005-1, Class A1 FRN 0.547% 10/28/26	343,682	342,422
Northstar Education Finance, Inc., Series 2004-2 FRN 0.567% 4/28/16	425,983	425,435
Pennsylvania Higher Education Assistance Agency, Series 2005-1, Class A2 FRN 0.531% 1/25/18	661,888	660,751
SLC Student Loan Trust, Series 2006-A, Class A4 FRN 0.575% 1/15/19	1,717,815	1,707,909
SLC Student Loan Trust Series 2006-A, Class A5 FRN 0.625% 7/15/36	450,000	420,169
SLM Student Loan Trust, Series 2006-C, Class A2 FRN 0.438% 9/15/20	21,262	21,242
SLM Student Loan Trust, Series 2006-B, Class A3 FRN 0.528% 12/15/22	468,144	466,804
SLM Student Loan Trust, Series 2005-7, Class A2 FRN 0.541% 4/25/22	22,003	22,003
SLM Student Loan Trust, Series 2005-6, Class A4 FRN 0.541% 4/25/22	11,571	11,571
SLM Student Loan Trust, Series 2005-8, Class A2 FRN 0.541% 7/25/22	283,146	283,130
SLM Student Loan Trust, Series 2002-1, Class A2 FRN 0.561% 4/25/17	21,102	21,102
SLM Student Loan Trust, Series 2002-6, Class A4L FRN 0.568% 3/15/19	294,060	294,001
SLM Student Loan Trust, Series 2003-3, Class A4 FRN 0.608% 12/15/17	332,195	332,440
SLM Student Loan Trust, Series 2007-7, Class A2 FRN 0.651% 1/25/16	72,357	72,394
SLM Student Loan Trust, Series 2008-7, Class A2 FRN 0.951% 10/25/17	191,488	192,347
SLM Student Loan Trust, Series 2003-7, Class B FRN 0.958% 9/15/39	719,287	571,022

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.978% 3/15/38	$240,277	$191,864
SLM Student Loan Trust, Series 2003-11, Class B FRN 1.038% 12/15/38	562,063	471,887
SLM Student Loan Trust, Series 2003-10A, Class A1F FRN (a) 1.250% 12/15/16	650,000	650,000
SLM Student Loan Trust, Series 2012-B, Class A1 FRN (a) 1.320% 12/15/21	414,905	418,059
SLM Student Loan Trust, Series 2012-C, Class A1 FRN (a) 1.320% 8/15/23	471,043	474,812
SLM Student Loan Trust, Series 2008-5, Class A2 FRN 1.551% 10/25/16	192,988	194,666
SLM Student Loan Trust, Series 2012-A, Class A1 FRN (a) 1.620% 8/15/25	427,012	432,956
SLM Student Loan Trust, Series 2003-10A, Class A1D FRN (a) 1.708% 12/15/16	475,000	475,000
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 1.717% 12/15/16	1,625,000	1,625,000
SLM Student Loan Trust, Series 2003-10A, Class A1B FRN (a) 1.728% 12/15/16	300,000	300,000
SLM Student Loan Trust, Series 2010-C, Class A1 FRN (a) 1.870% 12/15/17	837,490	842,665
SLM Student Loan Trust, Series 2003-5, Class A7 2.490% 6/17/30	100,000	92,184
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 2.731% 9/15/28	900,000	847,003
SLM Student Loan Trust, Series 2003-5, Class B FRN 3.731% 9/15/39	550,000	437,113
SMS Student Loan Trust, Series 1998-A, Class A2 FRN 0.567% 7/28/26	246,027	243,965
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.637% 10/28/28	155,251	154,716
SMS Student Loan Trust, Series 1999-B, Class A2 FRN 0.687% 4/30/29	584,812	584,812
South Carolina Student Loan Corp., Series 2010-1, Class A1 FRN 0.901% 1/25/21	357,594	358,153

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
US Education Loan Trust IV LLC, Series 2007-1A, Class 1A3 FRN (a) 0.820% 9/01/22	$782,000	$781,591
Wachovia Student Loan Trust, Series 2005-1, Class A4 FRN 0.561% 7/27/20	642,188	641,202
Wells Fargo Student Loan Trust, Series 2001-1, Class A2 FRN 0.606% 5/25/30	650,577	650,271

		32,476,620

WL Collateral CMO — 0.3%
Merrill Lynch Mortgage Investors Trust, Series 2005-AR1, Class A1A FRN 0.496% 6/25/36	34,788	34,789
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (a) 2.500% 3/23/51	393,493	396,690
Morgan Stanley Reremic Trust, Series 2009-IO, Class A1 (a) 3.000% 1/17/13	770,258	772,184

		1,203,663

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2006-WF1, Class A4 FRN 0.386% 2/25/36	50,546	50,525
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.466% 11/25/37	257,410	252,060

		302,585

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $82,115,231)		84,195,979

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 0.1%
Pass-Through Securities — 0.1%
Government National Mortgage Association II FRN Pool #82462 3.500% 1/20/40	464,956	495,301

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $493,579)		495,301

U.S. TREASURY OBLIGATIONS — 99.3%
U.S. Treasury Bonds & Notes — 99.3%
U.S. Treasury Inflation Index (b) 0.125% 4/15/16	16,120,140	17,083,576

	Principal Amount	Value
U.S. Treasury Inflation Index (b) 0.125% 4/15/17	$11,186,894	$12,051,261
U.S. Treasury Inflation Index (b) 0.125% 1/15/22	16,940,673	18,491,795
U.S. Treasury Inflation Index (b) 0.125% 7/15/22	10,022,748	10,952,197
U.S. Treasury Inflation Index (b) 0.500% 4/15/15	5,968,120	6,270,256
U.S. Treasury Inflation Index (b) 0.625% 7/15/21	15,080,668	17,263,836
U.S. Treasury Inflation Index (b) 0.750% 2/15/42	5,374,041	5,838,810
U.S. Treasury Inflation Index (b) 1.125% 1/15/21	15,564,067	18,425,178
U.S. Treasury Inflation Index (b) 1.250% 4/15/14	7,264,313	7,552,619
U.S. Treasury Inflation Index (b) 1.250% 7/15/20	13,006,180	15,549,500
U.S. Treasury Inflation Index (b) 1.375% 7/15/18	4,765,313	5,585,842
U.S. Treasury Inflation Index (b) 1.375% 1/15/20	6,388,906	7,644,223
U.S. Treasury Inflation Index (b) 1.625% 1/15/15	10,067,245	10,790,043
U.S. Treasury Inflation Index (b) 1.625% 1/15/18	7,628,209	8,925,599
U.S. Treasury Inflation Index (b) 1.750% 1/15/28	6,895,463	8,928,011
U.S. Treasury Inflation Index (b) 1.875% 7/15/15	10,512,936	11,563,410
U.S. Treasury Inflation Index (b) 1.875% 7/15/19	7,023,112	8,627,458
U.S. Treasury Inflation Index (b) 2.000% 1/15/14	10,105,837	10,551,120
U.S. Treasury Inflation Index (b) 2.000% 7/15/14	9,723,920	10,371,164
U.S. Treasury Inflation Index (b) 2.000% 1/15/16	7,901,663	8,857,274
U.S. Treasury Inflation Index (b) 2.000% 1/15/26	8,346,095	10,965,984
U.S. Treasury Inflation Index (b) 2.125% 1/15/19	5,810,632	7,130,279
U.S. Treasury Inflation Index (b) 2.125% 2/15/40	4,102,355	5,987,514
U.S. Treasury Inflation Index (b) 2.125% 2/15/41	7,030,733	10,328,034
U.S. Treasury Inflation Index (b) 2.375% 1/15/17	7,992,675	9,374,536
U.S. Treasury Inflation Index (b) 2.375% 1/15/25	11,054,882	15,005,277
U.S. Treasury Inflation Index (b) 2.375% 1/15/27	6,288,480	8,680,064
U.S. Treasury Inflation Index (b) 2.500% 7/15/16	8,508,825	9,878,882

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Inflation Index (b) 2.500% 1/15/29	$5,058,291	$7,235,334
U.S. Treasury Inflation Index (b) 2.625% 7/15/17	6,312,234	7,627,444
U.S. Treasury Inflation Index (b) 3.375% 4/15/32	2,781,674	4,618,447
U.S. Treasury Inflation Index (b) 3.625% 4/15/28	6,842,033	10,860,126
U.S. Treasury Inflation Index (b) 3.875% 4/15/29	8,404,071	13,951,415

		342,966,508

TOTAL U.S. TREASURY OBLIGATIONS (Cost $304,270,027)		342,966,508

TOTAL BONDS & NOTES (Cost $390,351,684)		431,511,328

TOTAL LONG-TERM INVESTMENTS (Cost $390,351,684)		431,511,328

SHORT-TERM INVESTMENTS — 56.4%
Commercial Paper — 56.1%
AGL Capital Corp. (a) 0.456% 11/13/12	5,100,000	5,097,259
Airgas, Inc. (a) 0.558% 12/17/12	5,075,000	5,069,030
Apache Corp. (a) 0.466% 10/19/12	5,075,000	5,073,833
Bacardi USA, Inc. (a) 0.456% 10/10/12	5,075,000	5,074,429
BAT International Finance (a) 0.578% 11/13/12	5,000,000	4,996,596
British Telecommunications PLC 0.730% 10/29/12	3,500,000	3,498,013
Centrica PLC (a) 0.780% 11/29/12	5,075,000	5,068,512
Daimler Finance North America LLC (a) 0.558% 10/23/12	1,850,000	1,849,378
Daimler Finance North America LLC (a) 0.568% 11/13/12	3,200,000	3,197,860
DCP Midstream LLC (a) 0.517% 10/22/12	4,900,000	4,898,542
Dominion Resources (a) 0.477% 1/07/13	5,075,000	5,068,507
Duke Energy Corp. (a) 0.456% 11/19/12	2,325,000	2,323,576
Duke Energy Corp. (a) 0.477% 11/05/12	2,775,000	2,773,732

	Principal Amount	Value
Enbridge Energy Partners LP (a) 0.436% 10/31/12	$5,100,000	$5,098,172
FMC Technologies, Inc. (a) 0.538% 12/10/12	5,000,000	4,994,847
Glencore Funding LLC 0.720% 11/13/12	5,075,000	5,070,635
Holcim US Finance SARL & Cie (a) 0.527% 10/17/12	5,075,000	5,073,827
Kinder Morgan Energy (a) 0.507% 10/23/12	5,102,000	5,100,441
Marathon Oil Corp. (a) 0.456% 10/17/12	5,075,000	5,073,985
Michelin Luxembourg SCS (a) 0.477% 10/11/12	2,075,000	2,074,729
Michelin Luxembourg SCS (a) 0.477% 11/16/12	3,000,000	2,998,198
National Fuel Gas Co. 0.456% 10/26/12	5,100,000	5,098,406
National Grid USA (a) 0.783% 10/12/12	5,000,000	4,998,824
NextEra Energy Capital Holding, Inc. (a) 0.425% 10/03/12	1,000,000	999,977
NextEra Energy Capital Holding, Inc. (a) 0.456% 10/02/12	600,000	599,993
Nissan Motor Acceptance Corp. (a) 0.487% 10/04/12	4,925,000	4,924,803
Northeast Utilities (a) 0.527% 10/23/12	4,850,000	4,848,459
OGE Energy Corp. (a) 0.436% 10/18/12	2,400,000	2,399,513
OGE Energy Corp. (a) 0.456% 10/15/12	2,315,000	2,314,595
ONEOK, Inc. (a) 0.436% 10/18/12	5,075,000	5,073,969
Sempra Energy Holding (a) 0.568% 10/23/12	4,850,000	4,848,340
Southern Power Co. (a) 0.446% 10/16/12	5,075,000	5,074,070
Suncor Energy, Inc. (a) 0.507% 10/15/12	4,850,000	4,849,057
Talisman Energy, Inc. (a) 0.588% 12/10/12	5,075,000	5,069,277
Tesco Treasury Services PLC (a) 0.609% 12/27/12	5,000,000	4,992,750
Transcanada Pipeline (a) 0.507% 11/14/12	5,075,000	5,071,899
Verizon Communications, Inc. (a) 0.426% 12/06/12	8,400,000	8,393,532
VF Corp. (a) 0.497% 11/05/12	5,075,000	5,072,582
Vodafone Group PLC (a) 0.930% 12/28/12	4,875,000	4,863,917

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Volvo Group Treasury (a) 0.517% 11/26/12	$5,100,000	$5,095,954
Weatherford International Ltd. (a) 0.517% 10/12/12	5,075,000	5,074,209
Wellpoint, Inc. (a) 0.487% 10/26/12	4,500,000	4,498,500
Westar Energy, Inc. (a) 0.456% 11/06/12	5,100,000	5,097,704
WPP CP Finance PLC (a) 0.486% 10/01/12	5,100,000	5,100,000

		193,834,431

Repurchase Agreement — 0.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/28/12, 0.010%, due 10/01/12 (c)	1,067,705	1,067,705

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/12	10,548	10,548

TOTAL SHORT-TERM INVESTMENTS (Cost $194,912,684)		194,912,684

TOTAL INVESTMENTS — 181.4% (Cost $585,264,368) (d)		626,424,012

Other Assets/(Liabilities) — (81.4)%		(281,186,685)

NET ASSETS — 100.0%		$345,237,327

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, these securities amounted to a value of $228,805,335 or 66.27% of net assets.
(b)	All or a portion of this security is held as collateral for open reverse repurchase agreements. (Note 2).
(c)	Maturity value of $1,067,705. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/15/17, and an aggregate market value, including accrued interest, of $1,090,594.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments

September 30, 2012

	Principal Amount	Value
BONDS & NOTES — 96.9%

CORPORATE DEBT — 34.2%
Advertising — 0.3%
WPP Finance 8.000% 9/15/14	$4,405,000	$4,944,983
WPP Finance 2010 4.750% 11/21/21	635,000	695,684

		5,640,667

Aerospace & Defense — 0.2%
BAE Systems Holdings, Inc. (a) 6.375% 6/01/19	1,375,000	1,636,139
Goodrich Corp. 6.125% 3/01/19	595,000	744,136
L-3 Communications Corp. 4.750% 7/15/20	105,000	115,924
L-3 Communications Corp. 6.375% 10/15/15	756,000	764,694
United Technologies Corp. 6.125% 7/15/38	465,000	630,766

		3,891,659

Agriculture — 0.3%
Altria Group, Inc. 2.850% 8/09/22	1,400,000	1,396,748
Altria Group, Inc. 4.250% 8/09/42	775,000	770,290
Bunge Ltd. Finance Corp. 3.200% 6/15/17	1,785,000	1,871,424
Philip Morris International, Inc. 6.375% 5/16/38	225,000	311,685

		4,350,147

Airlines — 0.0%
United Air Lines, Inc. (b) 10.110% 2/19/49	248,411	109,301

Auto Manufacturers — 0.3%
Daimler Finance NA LLC (a) 2.625% 9/15/16	1,450,000	1,512,783
Volvo Treasury AB (a) 5.950% 4/01/15	3,500,000	3,833,620

		5,346,403

Banks — 2.0%
Associated Banc-Corp. 5.125% 3/28/16	2,000,000	2,195,794
Bank of America Corp. 3.625% 3/17/16	1,600,000	1,687,370
Bank of America Corp. 4.500% 4/01/15	1,000,000	1,071,196
Bank of America Corp. 5.750% 12/01/17	1,555,000	1,789,115

	Principal Amount	Value
Bank of America Corp. 5.875% 2/07/42	$750,000	$876,682
Bank of America Corp. Series L 5.650% 5/01/18	300,000	342,053
Capital One Financial Corp. 2.125% 7/15/14	850,000	867,310
Capital One Financial Corp. 7.375% 5/23/14	930,000	1,023,544
Credit Suisse AG 5.400% 1/14/20	2,035,000	2,224,196
Credit Suisse New York 5.500% 5/01/14	585,000	624,765
Deutsche Bank AG 3.250% 1/11/16	1,600,000	1,694,750
Export-Import Bank of Korea 4.000% 1/11/17	1,000,000	1,094,717
First Horizon National Corp. 5.375% 12/15/15	2,306,000	2,522,875
HSBC Holdings PLC 6.500% 9/15/37	930,000	1,099,917
ICICI Bank Ltd. (a) 4.750% 11/25/16	1,300,000	1,346,281
ICICI Bank Ltd. (a) 5.500% 3/25/15	1,880,000	1,980,915
ICICI Bank Ltd./Dubai (a) 4.700% 2/21/18	1,800,000	1,872,616
Regions Financial Corp. 5.750% 6/15/15	1,990,000	2,136,723
The Toronto-Dominion Bank 2.375% 10/19/16	1,650,000	1,735,539
UBS AG 5.750% 4/25/18	1,500,000	1,767,642
Wachovia Bank NA 6.600% 1/15/38	690,000	959,071
Wachovia Corp. 5.750% 6/15/17	220,000	263,690
Wells Fargo & Co. 3.625% 4/15/15	1,100,000	1,177,544
Wells Fargo & Co. 4.600% 4/01/21	345,000	398,510
Wells Fargo & Co. 5.625% 12/11/17	575,000	690,357

		33,443,172

Beverages — 0.2%
Anheuser-Busch Cos. LLC 6.500% 2/01/43	119,000	171,099
Molson Coors Brewing Co. 5.000% 5/01/42	600,000	670,336
Pernod-Ricard SA (a) 2.950% 1/15/17	2,200,000	2,295,260

		3,136,695

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Biotechnology — 0.3%
Amgen, Inc. 3.875% 11/15/21	$2,400,000	$2,578,850
Amgen, Inc. 5.150% 11/15/41	1,600,000	1,782,853

		4,361,703

Building Materials — 0.9%
CRH America, Inc. 8.125% 7/15/18	230,000	279,698
Lafarge North America, Inc. 6.875% 7/15/13	5,345,000	5,497,596
Lafarge SA (a) 6.200% 7/09/15	3,300,000	3,564,000
Masco Corp. 4.800% 6/15/15	2,510,000	2,643,723
Masco Corp. 7.125% 8/15/13	1,250,000	1,300,479
Owens Corning, Inc. 9.000% 6/15/19	1,245,000	1,566,900

		14,852,396

Chemicals — 0.9%
Braskem Finance Ltd. (a) 5.750% 4/15/21	1,350,000	1,431,000
Cabot Corp. 5.000% 10/01/16	2,440,000	2,738,434
Cytec Industries, Inc. 8.950% 7/01/17	450,000	556,047
The Dow Chemical Co. 8.550% 5/15/19	375,000	502,861
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	160,000	201,131
Ecolab, Inc. 4.350% 12/08/21	650,000	737,406
Incitec Pivot Ltd. (a) 4.000% 12/07/15	1,815,000	1,883,079
Methanex Corp. 5.250% 3/01/22	550,000	587,566
Rohm & Haas Co. 7.850% 7/15/29	1,000,000	1,340,858
RPM International, Inc. 6.250% 12/15/13	3,815,000	4,007,009
Valspar Corp. 7.250% 6/15/19	650,000	803,733

		14,789,124

Commercial Services — 0.3%
Brambles USA, Inc. (a) 3.950% 4/01/15	1,400,000	1,467,570
Deluxe Corp. 7.375% 6/01/15	500,000	508,750
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	1,970,000	2,034,025
ERAC USA Finance Co. (a) 6.700% 6/01/34	355,000	423,897

		4,434,242

	Principal Amount	Value
Computers — 0.2%
Brocade Communications Systems, Inc. 6.625% 1/15/18	$230,000	$238,625
Brocade Communications Systems, Inc. 6.875% 1/15/20	115,000	124,200
HP Enterprise Services LLC Series B 6.000% 8/01/13	1,646,000	1,715,613
International Business Machines Corp. 5.600% 11/30/39	825,000	1,099,638

		3,178,076

Cosmetics & Personal Care — 0.0%
The Procter & Gamble Co. 5.800% 8/15/34	270,000	368,574

Diversified Financial — 5.6%
American Express Co. 6.150% 8/28/17	1,060,000	1,289,420
American Express Co. 7.250% 5/20/14	715,000	789,180
American Express Co. 8.125% 5/20/19	610,000	825,230
American Honda Finance Corp. (a) 2.600% 9/20/16	2,000,000	2,107,910
The Bear Stearns Cos., Inc. 7.250% 2/01/18	1,520,000	1,896,737
BlackRock, Inc. 5.000% 12/10/19	525,000	623,850
BlackRock, Inc. 6.250% 9/15/17	1,075,000	1,315,300
Boeing Capital Corp. Ltd. 5.800% 1/15/13	580,000	589,075
Citigroup, Inc. 4.750% 5/19/15	590,000	635,127
Citigroup, Inc. 5.375% 8/09/20	1,545,000	1,786,202
Citigroup, Inc. 5.500% 10/15/14	1,025,000	1,105,297
Citigroup, Inc. 5.500% 2/15/17	2,495,000	2,763,277
Citigroup, Inc. 5.875% 5/29/37	550,000	646,765
Citigroup, Inc. 5.875% 1/30/42	800,000	963,836
Citigroup, Inc. 6.375% 8/12/14	2,015,000	2,192,759
Citigroup, Inc. 8.125% 7/15/39	225,000	334,089
Citigroup, Inc. 8.500% 5/22/19	688,000	909,884
Eaton Vance Corp. 6.500% 10/02/17	485,000	585,684
Ford Motor Credit Co. LLC 2.750% 5/15/15	2,200,000	2,243,641

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ford Motor Credit Co. LLC 3.000% 6/12/17	$1,850,000	$1,883,100
Ford Motor Credit Co. LLC 3.875% 1/15/15	3,760,000	3,929,557
Ford Motor Credit Co. LLC 8.700% 10/01/14	3,100,000	3,518,974
General Electric Capital Corp. 2.150% 1/09/15	1,500,000	1,543,745
General Electric Capital Corp. 3.350% 10/17/16	1,390,000	1,496,524
General Electric Capital Corp. 4.625% 1/07/21	2,500,000	2,791,903
General Electric Capital Corp. 5.300% 2/11/21	2,000,000	2,295,134
General Electric Capital Corp. 5.500% 1/08/20	600,000	709,809
General Electric Capital Corp. 6.875% 1/10/39	1,495,000	1,997,477
The Goldman Sachs Group, Inc. 3.625% 2/07/16	5,755,000	6,070,892
The Goldman Sachs Group, Inc. 5.375% 3/15/20	900,000	1,004,369
The Goldman Sachs Group, Inc. 5.625% 1/15/17	3,540,000	3,901,452
The Goldman Sachs Group, Inc. 5.750% 1/24/22	1,600,000	1,843,002
The Goldman Sachs Group, Inc. 6.150% 4/01/18	420,000	490,215
The Goldman Sachs Group, Inc. 6.250% 2/01/41	440,000	509,066
The Goldman Sachs Group, Inc. 6.345% 2/15/34	550,000	552,594
The Goldman Sachs Group, Inc. 6.750% 10/01/37	565,000	605,274
Hyundai Capital America (a) (c) 1.625% 10/02/15	995,000	995,493
Hyundai Capital America (a) 4.000% 6/08/17	1,000,000	1,078,600
Janus Capital Group, Inc. 6.700% 6/15/17	2,500,000	2,829,535
John Deere Capital Corp. 3.900% 7/12/21	1,500,000	1,687,527
JP Morgan Chase & Co. 3.450% 3/01/16	2,460,000	2,622,975
JP Morgan Chase & Co. 4.500% 1/24/22	1,500,000	1,663,875
JP Morgan Chase & Co. 4.950% 3/25/20	2,125,000	2,427,150
JP Morgan Chase & Co. 5.600% 7/15/41	1,470,000	1,762,784
Lazard Group LLC 6.850% 6/15/17	3,348,000	3,778,573
Lazard Group LLC 7.125% 5/15/15	2,407,000	2,654,459

	Principal Amount	Value
Merrill Lynch & Co., Inc. 5.450% 2/05/13	$5,775,000	$5,863,242
Merrill Lynch & Co., Inc. 7.750% 5/14/38	555,000	697,001
Morgan Stanley 3.800% 4/29/16	850,000	878,339
Morgan Stanley 4.200% 11/20/14	4,085,000	4,246,251
Morgan Stanley 5.450% 1/09/17	1,526,000	1,664,259
Morgan Stanley 5.625% 9/23/19	1,415,000	1,545,858
TD Ameritrade Holding Corp. 4.150% 12/01/14	510,000	544,936

		95,687,207

Electric — 2.3%
The AES Corp. 7.750% 10/15/15	1,050,000	1,186,500
Ameren Corp. 8.875% 5/15/14	1,985,000	2,208,053
Carolina Power & Light Co. 6.125% 9/15/33	37,000	47,673
CMS Energy Corp. 2.750% 5/15/14	4,795,000	4,864,134
CMS Energy Corp. 5.050% 2/15/18	1,875,000	2,107,461
CMS Energy Corp. 6.875% 12/15/15	2,403,000	2,727,600
EDP Finance BV (a) 5.375% 11/02/12	6,735,000	6,751,359
Florida Power & Light Co. 4.950% 6/01/35	950,000	1,136,613
Georgia Power Co. 4.300% 3/15/42	1,467,000	1,564,916
Kansas Gas & Electric Co. 5.647% 3/29/21	1,243,016	1,360,009
Kiowa Power Partners LLC (a) 4.811% 12/30/13	253,292	255,055
LG&E and KU Energy LLC 4.375% 10/01/21	1,900,000	2,083,097
MidAmerican Energy Holdings Co. 5.950% 5/15/37	1,525,000	1,911,232
Nevada Power Co. Series N 6.650% 4/01/36	1,000,000	1,379,259
NiSource Finance Corp. 5.800% 2/01/42	1,625,000	1,921,114
Oncor Electric Delivery Co. 6.800% 9/01/18	75,000	92,562
Oncor Electric Delivery Co. 7.500% 9/01/38	130,000	169,684
Pacific Gas & Electric Co. 5.800% 3/01/37	800,000	1,022,179

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Southern California Edison Co. 5.950% 2/01/38	$820,000	$1,102,474
Tenaska Oklahoma I LP (a) 6.528% 12/30/14	508,779	519,285
Tri-State Generation & Transmission Association, Series 2003, Class A (a) 6.040% 1/31/18	1,063,563	1,170,802
Virginia Electric and Power Co. 6.350% 11/30/37	925,000	1,292,467
Wisconsin Public Service Corp. 5.650% 11/01/17	1,405,000	1,639,445

		38,512,973

Electrical Components & Equipment — 0.3%
Anixter, Inc. 5.950% 3/01/15	2,800,000	2,971,500
Energizer Holdings, Inc. 4.700% 5/24/22	1,535,000	1,628,141

		4,599,641

Electronics — 0.6%
Amphenol Corp. 4.000% 2/01/22	800,000	844,451
Arrow Electronics, Inc. 5.125% 3/01/21	750,000	818,859
Arrow Electronics, Inc. 6.000% 4/01/20	1,195,000	1,349,520
Avnet, Inc. 5.875% 3/15/14	3,570,000	3,756,700
PerkinElmer, Inc. 5.000% 11/15/21	1,000,000	1,112,934
Tech Data Corp. 3.750% 9/21/17	1,345,000	1,369,292

		9,251,756

Engineering & Construction — 0.1%
BAA Funding Ltd. (a) 2.500% 6/25/17	1,755,000	1,790,454

Entertainment — 0.1%
International Game Technology 5.500% 6/15/20	750,000	820,393
Peninsula Gaming LLC 8.375% 8/15/15	1,555,000	1,624,975

		2,445,368

Environmental Controls — 0.2%
Republic Services, Inc. 3.800% 5/15/18	840,000	934,007
Republic Services, Inc. 5.000% 3/01/20	40,000	46,324
Republic Services, Inc. 5.250% 11/15/21	795,000	941,112
Waste Management, Inc. 2.900% 9/15/22	1,950,000	1,947,130

		3,868,573

	Principal Amount	Value
Foods — 0.5%
ConAgra Foods, Inc. 7.000% 4/15/19	$965,000	$1,210,883
General Mills, Inc. 5.400% 6/15/40	65,000	79,328
Kraft Foods, Inc. 4.125% 2/09/16	1,580,000	1,735,005
Kraft Foods, Inc. 6.500% 2/09/40	550,000	744,992
Ralcorp Holdings, Inc. 4.950% 8/15/20	850,000	891,303
Ralcorp Holdings, Inc. 6.625% 8/15/39	1,600,000	1,695,648
Tyson Foods, Inc. 4.500% 6/15/22	1,300,000	1,361,750

		7,718,909

Forest Products & Paper — 0.3%
International Paper Co. 4.750% 2/15/22	700,000	794,865
International Paper Co. 7.300% 11/15/39	820,000	1,085,447
International Paper Co. 9.375% 5/15/19	290,000	392,145
The Mead Corp. 7.550% 3/01/47	1,460,000	1,560,628
Rock-Tenn Co. 5.625% 3/15/13	1,447,000	1,465,088

		5,298,173

Gas — 0.1%
Boston Gas Co. (a) 4.487% 2/15/42	700,000	769,359

Health Care – Products — 0.3%
Boston Scientific Corp. 4.500% 1/15/15	3,805,000	4,068,378
Boston Scientific Corp. 5.450% 6/15/14	91,000	97,455
Boston Scientific Corp. 6.000% 1/15/20	950,000	1,129,220
Covidien International Finance SA 6.550% 10/15/37	95,000	135,081
Johnson & Johnson 5.850% 7/15/38	245,000	347,192

		5,777,326

Health Care – Services — 0.8%
Apria Healthcare Group, Inc. 11.250% 11/01/14	2,150,000	2,203,750
Cigna Corp. 2.750% 11/15/16	1,400,000	1,476,374
Cigna Corp. 5.125% 6/15/20	650,000	750,250
HCA, Inc. 8.500% 4/15/19	1,230,000	1,386,825

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Kaiser Foundation Hospitals 3.500% 4/01/22	$600,000	$635,471
Roche Holdings, Inc. (a) 6.000% 3/01/19	370,000	464,532
Roche Holdings, Inc. (a) 7.000% 3/01/39	250,000	376,728
UnitedHealth Group, Inc. 6.875% 2/15/38	1,775,000	2,464,142
WellPoint, Inc. 3.300% 1/15/23	1,385,000	1,400,832
WellPoint, Inc. 4.350% 8/15/20	1,665,000	1,826,676

		12,985,580

Holding Company – Diversified — 0.2%
Hutchison Whampoa International Ltd. (a) 5.750% 9/11/19	1,220,000	1,442,393
Leucadia National Corp. 7.000% 8/15/13	636,000	660,645
Leucadia National Corp. 7.750% 8/15/13	1,848,000	1,931,160

		4,034,198

Home Builders — 0.1%
Toll Brothers Finance Corp. 4.950% 3/15/14	750,000	785,422

Home Furnishing — 0.0%
Whirlpool Corp. 8.600% 5/01/14	460,000	511,342

Household Products — 0.1%
Church & Dwight Co., Inc. 3.350% 12/15/15	845,000	893,435

Housewares — 0.1%
Toro Co. 7.800% 6/15/27	773,000	925,541

Insurance — 1.3%
Aflac, Inc. 8.500% 5/15/19	585,000	783,547
The Allstate Corp. 5.550% 5/09/35	875,000	1,073,114
The Allstate Corp. 7.450% 5/16/19	200,000	261,797
American International Group, Inc. 3.000% 3/20/15	2,000,000	2,070,950
American International Group, Inc. 3.650% 1/15/14	325,000	334,600
CNA Financial Corp. 7.350% 11/15/19	1,000,000	1,240,841
The Hartford Financial Services Group, Inc. 4.000% 3/30/15	1,820,000	1,919,048

	Principal Amount	Value
The Hartford Financial Services Group, Inc. 4.000% 10/15/17	$1,650,000	$1,773,479
ING US, Inc. (a) 5.500% 7/15/22	900,000	938,866
Lincoln National Corp. 4.300% 6/15/15	600,000	641,018
Lincoln National Corp. 8.750% 7/01/19	1,350,000	1,768,875
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	1,300,000	1,460,744
MetLife, Inc. Series A 6.817% 8/15/18	235,000	295,700
Principal Financial Group, Inc. 8.875% 5/15/19	620,000	826,663
The Progressive Corp. 3.750% 8/23/21	40,000	44,444
Prudential Financial, Inc. 3.875% 1/14/15	1,190,000	1,263,933
Prudential Financial, Inc. 4.500% 11/15/20	700,000	778,483
Prudential Financial, Inc. 4.750% 9/17/15	2,055,000	2,263,176
Prudential Financial, Inc. 6.200% 11/15/40	500,000	597,226
The Travelers Cos., Inc. 6.250% 6/15/37	775,000	1,044,597

		21,381,101

Internet — 0.1%
Expedia, Inc. 7.456% 8/15/18	1,765,000	2,087,930

Investment Companies — 0.2%
Xstrata Finance Canada (a) 2.850% 11/10/14	1,800,000	1,850,474
Xstrata Finance Canada (a) 5.800% 11/15/16	1,023,000	1,155,819

		3,006,293

Iron & Steel — 0.8%
Allegheny Technologies, Inc. 5.950% 1/15/21	900,000	993,462
Allegheny Technologies, Inc. 9.375% 6/01/19	710,000	917,332
ArcelorMittal 4.000% 8/05/15	1,500,000	1,490,520
ArcelorMittal 5.500% 8/05/20	1,700,000	1,635,296
ArcelorMittal 9.250% 2/15/15	3,080,000	3,388,000
Reliance Steel & Aluminum Co. 6.200% 11/15/16	2,562,000	2,870,631
Reliance Steel & Aluminum Co. 6.850% 11/15/36	1,536,000	1,695,721

		12,990,962

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Lodging — 0.6%
Choice Hotels International, Inc. 5.700% 8/28/20	$1,500,000	$1,620,051
Marriott International, Inc. 5.810% 11/10/15	425,000	480,212
Marriott International, Inc. 6.200% 6/15/16	4,038,000	4,636,379
Marriott International, Inc./DE 3.250% 9/15/22	2,000,000	2,010,454
Wyndham Worldwide Corp. 2.950% 3/01/17	550,000	554,638
Wyndham Worldwide Corp. 6.000% 12/01/16	9,000	10,138
Wynn Las Vegas LLC 7.750% 8/15/20	1,100,000	1,223,750

		10,535,622

Machinery – Diversified — 0.1%
Xylem, Inc. 3.550% 9/20/16	1,265,000	1,351,725
Xylem, Inc. 4.875% 10/01/21	585,000	659,257

		2,010,982

Manufacturing — 0.9%
General Electric Co. 5.250% 12/06/17	1,145,000	1,354,745
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	960,000	1,187,114
Siemens Financieringsmaatschappij NV (a) 5.750% 10/17/16	1,000,000	1,177,990
Textron, Inc. 4.625% 9/21/16	5,000,000	5,420,085
Textron, Inc. 6.200% 3/15/15	3,000,000	3,295,368
Tyco Electronics Group SA 6.550% 10/01/17	2,935,000	3,549,342

		15,984,644

Media — 0.8%
CBS Corp. 7.875% 7/30/30	970,000	1,319,379
Comcast Corp. 6.400% 5/15/38	1,035,000	1,325,444
Globo Comunicacao e Participacoes SA (a) 4.875% 4/11/22	2,100,000	2,275,875
Grupo Televisa SAB 6.625% 1/15/40	164,000	216,361
NBCUniversal Media LLC 6.400% 4/30/40	100,000	126,925
News America, Inc. 6.900% 8/15/39	525,000	681,256

	Principal Amount	Value
Scholastic Corp. 5.000% 4/15/13	$2,024,000	$2,039,180
Time Warner Cable, Inc. 4.000% 9/01/21	900,000	992,325
Time Warner Cable, Inc. 6.750% 6/15/39	655,000	853,658
Time Warner Cable, Inc. 8.250% 4/01/19	235,000	315,422
Time Warner Cable, Inc. 8.750% 2/14/19	365,000	496,962
Time Warner, Inc. 4.700% 1/15/21	900,000	1,033,707
Time Warner, Inc. 6.100% 7/15/40	950,000	1,178,036
Time Warner, Inc. 6.250% 3/29/41	15,000	19,003
Viacom, Inc. 6.250% 4/30/16	1,188,000	1,393,120

		14,266,653

Metal Fabricate & Hardware — 0.0%
The Timken Co. 6.000% 9/15/14	705,000	760,209

Mining — 0.4%
AngloGold Ashanti Holdings PLC 5.125% 8/01/22	1,400,000	1,425,659
Newcrest Finance Property Ltd. (a) 4.450% 11/15/21	1,850,000	1,896,642
Teck Resources Ltd. 10.750% 5/15/19	550,000	662,805
Vale Overseas Ltd. 6.250% 1/23/17	1,626,000	1,880,411
Vale Overseas Ltd. 6.875% 11/10/39	490,000	571,518
Vulcan Materials Co. 6.500% 12/01/16	810,000	888,975

		7,326,010

Office Equipment/Supplies — 0.1%
Xerox Corp. 4.250% 2/15/15	800,000	849,645

Office Furnishings — 0.2%
Steelcase, Inc. 6.375% 2/15/21	3,500,000	3,760,589

Oil & Gas — 2.2%
Anadarko Petroleum Corp. 6.375% 9/15/17	2,800,000	3,375,730
Anadarko Petroleum Corp. 6.450% 9/15/36	900,000	1,115,048
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	360,000	290,025
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	3,530,000	3,170,381

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Conoco, Inc. 6.950% 4/15/29	$230,000	$325,514
ConocoPhillips 6.500% 2/01/39	675,000	971,336
Devon Energy Corp. 5.600% 7/15/41	1,145,000	1,358,497
Devon Energy Corp. 6.300% 1/15/19	660,000	819,406
EQT Corp. 4.875% 11/15/21	835,000	878,129
Mobil Corp. 8.625% 8/15/21	201,000	304,777
Motiva Enterprises LLC (a) 5.750% 1/15/20	1,285,000	1,534,349
Motiva Enterprises LLC (a) 6.850% 1/15/40	945,000	1,256,202
Nexen, Inc. 7.500% 7/30/39	145,000	206,639
Pemex Project Funding Master Trust 6.625% 6/15/38	202,000	253,510
PetroBakken Energy Ltd., Convertible (d) 3.125% 2/08/16	1,800,000	1,780,200
Petrobras International Finance Co. 3.875% 1/27/16	1,275,000	1,348,708
Petrobras International Finance Co. 5.375% 1/27/21	1,430,000	1,611,283
Petrobras International Finance Co. 6.750% 1/27/41	2,210,000	2,742,928
Petroleos Mexicanos 5.500% 1/21/21	1,690,000	1,981,525
Phillips 66 (a) 4.300% 4/01/22	800,000	875,885
Phillips 66 (a) 5.875% 5/01/42	700,000	831,166
Pioneer Natural Resources Co. 5.875% 7/15/16	1,370,000	1,560,744
Pride International, Inc. 6.875% 8/15/20	2,000,000	2,531,850
Rowan Cos., Inc. 5.000% 9/01/17	1,000,000	1,103,067
Shell International Finance BV 5.500% 3/25/40	450,000	594,034
Talisman Energy, Inc. 5.500% 5/15/42	900,000	1,013,506
Tesoro Corp. 6.500% 6/01/17	1,100,000	1,137,125
Transocean, Inc. 5.050% 12/15/16	1,500,000	1,676,185
Valero Energy Corp. 6.125% 2/01/20	1,145,000	1,390,765

		38,038,514

	Principal Amount	Value
Oil & Gas Services — 0.2%
Baker Hughes, Inc. 5.125% 9/15/40	$1,100,000	$1,348,292
Hornbeck Offshore Services, Inc. Convertible 1.625% 11/15/26	929,000	966,160
Weatherford International Ltd. 4.500% 4/15/22	1,000,000	1,045,825
Weatherford International Ltd. 5.950% 4/15/42	700,000	736,384

		4,096,661

Packaging & Containers — 0.2%
Sealed Air Corp. (a) 5.625% 7/15/13	2,175,000	2,229,375
Sonoco Products Co. 4.375% 11/01/21	800,000	861,150

		3,090,525

Pharmaceuticals — 0.4%
Abbott Laboratories 5.600% 11/30/17	200,000	245,437
McKesson Corp. 4.750% 3/01/21	850,000	990,253
McKesson Corp. 6.000% 3/01/41	800,000	1,092,776
Merck & Co., Inc. 5.850% 6/30/39	255,000	349,394
Mylan, Inc. (a) 7.625% 7/15/17	800,000	886,000
Pfizer, Inc. 7.200% 3/15/39	970,000	1,520,308
Teva Pharmaceutical Finance Co. LLC 6.150% 2/01/36	630,000	832,317

		5,916,485

Pipelines — 2.1%
Alliance Pipeline LP (a) 6.996% 12/31/19	812,445	948,911
Boardwalk Pipelines LLC 5.500% 2/01/17	914,000	1,007,535
CenterPoint Energy Resources Corp. 4.500% 1/15/21	650,000	736,970
CenterPoint Energy Resources Corp. 5.850% 1/15/41	645,000	818,123
DCP Midstream LLC (a) 9.750% 3/15/19	70,000	89,979
Duke Energy Field Services LLC (a) 5.375% 10/15/15	500,000	537,066
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	2,900,000	3,082,349
Enogex LLC (a) 6.875% 7/15/14	3,300,000	3,532,746

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Enterprise Products Operating LP 3.200% 2/01/16	$600,000	$632,541
Enterprise Products Operating LP 5.950% 2/01/41	630,000	745,242
Gulf South Pipeline Co. LP (a) 5.050% 2/01/15	868,000	938,878
Kern River Funding Corp. (a) 4.893% 4/30/18	1,887,379	2,063,490
Kinder Morgan Energy Partners LP 6.000% 2/01/17	685,000	804,498
Kinder Morgan Energy Partners LP 6.500% 2/01/37	571,000	687,442
Kinder Morgan Energy Partners LP 6.950% 1/15/38	65,000	83,115
Kinder Morgan Finance Co. LLC (a) 6.000% 1/15/18	3,900,000	4,226,937
Magellan Midstream Partners LP 6.550% 7/15/19	1,125,000	1,384,962
ONEOK Partners LP 3.250% 2/01/16	600,000	632,710
ONEOK Partners LP 6.125% 2/01/41	1,500,000	1,801,686
Rockies Express Pipeline LLC (a) 6.250% 7/15/13	3,870,000	3,947,400
Southern Natural Gas Co. LLC (a) 5.900% 4/01/17	1,345,000	1,578,122
Texas Eastern Transmission LP (a) 6.000% 9/15/17	850,000	1,015,578
TransCanada PipeLines Ltd. 6.200% 10/15/37	840,000	1,139,396
Williams Partners LP 5.250% 3/15/20	2,045,000	2,369,785

		34,805,461

Real Estate — 0.4%
AMB Property LP 4.500% 8/15/17	1,050,000	1,130,059
Colonial Realty LP 6.250% 6/15/14	1,460,000	1,565,952
ProLogis LP 6.625% 5/15/18	3,250,000	3,883,168

		6,579,179

Real Estate Investment Trusts (REITS) — 0.9%
Boston Properties LP 3.700% 11/15/18	800,000	867,455
Boston Properties LP 4.125% 5/15/21	840,000	908,809
Brandywine Operating Partners LP 4.950% 4/15/18	1,100,000	1,181,769
DDR Corp. 4.625% 7/15/22	1,275,000	1,386,378
DDR Corp. 4.750% 4/15/18	1,400,000	1,553,269

	Principal Amount	Value
DDR Corp. 7.875% 9/01/20	$1,600,000	$2,062,459
ERP Operating LP 4.625% 12/15/21	600,000	691,438
Host Hotels & Resorts LP 9.000% 5/15/17	2,800,000	3,052,000
Simon Property Group LP 5.650% 2/01/20	225,000	270,726
UDR, Inc. 4.625% 1/10/22	1,500,000	1,655,541
UDR, Inc. 5.130% 1/15/14	429,000	446,829
Ventas Realty LP/Ventas Capital Corp. 4.250% 3/01/22	800,000	850,750

		14,927,423

Retail — 0.6%
CVS Caremark Corp. 6.125% 9/15/39	895,000	1,166,851
CVS Pass-Through Trust (a) 5.926% 1/10/34	2,363,851	2,786,059
The Home Depot, Inc. 5.950% 4/01/41	800,000	1,086,409
McDonald’s Corp. 6.300% 10/15/37	645,000	924,465
O’Reilly Automotive, Inc. 4.875% 1/14/21	875,000	973,671
QVC, Inc. (a) 5.125% 7/02/22	750,000	794,261
Wal-Mart Stores, Inc. 5.625% 4/01/40	2,085,000	2,745,230

		10,476,946

Savings & Loans — 0.2%
First Niagara Financial Group, Inc. 7.250% 12/15/21	1,400,000	1,609,038
Glencore Funding LLC (a) 6.000% 4/15/14	2,330,000	2,448,660
Washington Mutual Bank (b) 5.650% 8/15/14	4,038,000	40

		4,057,738

Semiconductors — 0.1%
Applied Materials, Inc. 5.850% 6/15/41	1,500,000	1,882,278

Software — 0.0%
Microsoft Corp. 3.000% 10/01/20	525,000	575,115

Telecommunications — 2.5%
America Movil SAB de CV 5.000% 3/30/20	730,000	854,685
America Movil SAB de CV 6.125% 3/30/40	760,000	988,886

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
American Tower Corp. 4.500% 1/15/18	$1,900,000	$2,096,620
AT&T, Inc. 6.500% 9/01/37	1,485,000	1,976,997
AT&T, Inc. 6.550% 2/15/39	1,005,000	1,362,268
British Telecom PLC STEP 9.625% 12/15/30	1,050,000	1,708,949
CenturyLink, Inc. 5.500% 4/01/13	1,225,000	1,250,115
CenturyLink, Inc. 5.800% 3/15/22	2,000,000	2,176,292
CenturyLink, Inc. 6.150% 9/15/19	760,000	851,570
CenturyLink, Inc. 7.650% 3/15/42	2,000,000	2,130,822
Cisco Systems, Inc. 5.500% 1/15/40	485,000	622,690
Citizens Communications Co. 6.250% 1/15/13	3,141,000	3,180,262
Deutsche Telekom International Finance BV STEP 8.750% 6/15/30	290,000	436,192
Embarq Corp. 7.082% 6/01/16	561,000	662,409
Embarq Corp. 7.995% 6/01/36	200,000	224,928
Juniper Networks, Inc. 4.600% 3/15/21	700,000	753,929
Juniper Networks, Inc. 5.950% 3/15/41	1,000,000	1,116,167
Rogers Communications, Inc. 7.500% 8/15/38	160,000	230,819
Telecom Italia Capital 5.250% 10/01/15	2,200,000	2,315,500
Telecom Italia Capital 6.000% 9/30/34	153,000	135,405
Telecom Italia Capital 6.175% 6/18/14	1,825,000	1,920,812
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	1,250,000	1,288,833
Telefonica Emisiones SAU 2.582% 4/26/13	2,195,000	2,197,744
Telefonica Emisiones SAU 3.992% 2/16/16	1,900,000	1,890,500
Telefonica Emisiones SAU 5.462% 2/16/21	650,000	637,000
Verizon Communications, Inc. 8.750% 11/01/18	1,815,000	2,534,029
Verizon Global Funding Corp. 7.750% 12/01/30	987,000	1,467,129
Virgin Media Finance PLC 9.500% 8/15/16	750,000	830,625

	Principal Amount	Value
Virgin Media Secured Finance PLC 6.500% 1/15/18	$2,680,000	$2,934,600
WCP Wireless Site Funding (a) 4.141% 11/15/15	1,895,756	1,962,397
Windstream Corp. 8.125% 8/01/13	300,000	315,000

		43,054,174

Transportation — 0.7%
Asciano Finance (a) 5.000% 4/07/18	1,650,000	1,772,044
Bristow Group, Inc. 7.500% 9/15/17	1,407,000	1,465,391
Burlington Northern Santa Fe LLC 6.750% 3/15/29	1,053,000	1,315,563
Canadian National Railway Co. 5.850% 11/15/17	725,000	875,308
CSX Corp. 7.250% 5/01/27	733,000	955,356
Norfolk Southern Corp. (a) 2.903% 2/15/23	116,000	117,693
Norfolk Southern Corp. 4.837% 10/01/41	19,000	21,836
Norfolk Southern Corp. 6.000% 5/23/2111	500,000	602,050
Ryder System, Inc. 2.500% 3/01/18	4,430,000	4,482,606
Union Pacific Corp. 4.000% 2/01/21	700,000	787,612

		12,395,459

Trucking & Leasing — 0.6%
GATX Corp. 3.500% 7/15/16	1,650,000	1,702,411
GATX Corp. 4.750% 5/15/15	905,000	969,127
GATX Corp. 4.750% 6/15/22	1,200,000	1,268,039
GATX Corp. 8.750% 5/15/14	2,385,000	2,667,465
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 2.500% 3/15/16	2,390,000	2,389,376
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 3.125% 5/11/15	1,800,000	1,841,546

		10,837,964

TOTAL CORPORATE DEBT (Cost $531,346,318)		579,451,978

MUNICIPAL OBLIGATIONS — 0.5%
Access Group, Inc., Delaware VRN 1.703% 9/01/37	1,250,000	1,065,674

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
New York City Municipal Water Finance Authority 5.882% 6/15/44	$390,000	$529,561
State of California 5.950% 4/01/16	895,000	1,023,522
State of California BAB 7.550% 4/01/39	505,000	685,038
State of California BAB 7.600% 11/01/40	1,160,000	1,591,311
State of Illinois 5.365% 3/01/17	2,910,000	3,237,724

		8,132,830

TOTAL MUNICIPAL OBLIGATIONS (Cost $7,336,028)		8,132,830

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.8%
Automobile ABS — 0.5%
Chesapeake Funding LLC, Series 2009-2A, Class A FRN (a) 1.971% 9/15/21	642,632	649,455
First Investors Auto Owner Trust, Series 2011-1, Class A2 (a) 1.470% 3/16/15	307,996	308,469
First Investors Auto Owner Trust 2012-2, Series 2012-2A, Class A2 (a) 1.470% 5/15/18	1,810,000	1,812,362
Hertz Vehicle Financing LLC, Series 2009-2A, Class A1 (a) 4.260% 3/25/14	4,950,000	4,997,939
LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A (a) 2.550% 9/15/16	444,244	447,755

		8,215,980

Commercial MBS — 6.7%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.920% 2/10/51	5,890,000	6,959,839
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.395% 2/10/51	5,300,000	6,358,020
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class A3 VRN 5.116% 2/11/41	820,000	889,794
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	2,790,000	3,200,227

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	$1,295,000	$1,406,138
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	225,339	226,639
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, VRN 5.471% 1/12/45	750,000	879,347
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	2,200,000	2,589,195
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	2,150,000	2,554,121
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM VRN 5.835% 9/11/42	1,170,000	1,300,464
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.933% 9/11/38	2,375,000	2,659,739
COMM 2012-CCRE1 Mortgage Trust, Series 2012-CR1, Class A3 3.391% 5/15/45	2,000,000	2,147,348
COMM 2012-CCRE1 Mortgage Trust, Series 2012-CR1, Class AM 3.912% 5/15/45	1,250,000	1,316,569
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, CMO, VRN 5.940% 6/10/46	1,343,000	1,543,364
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 6.002% 12/10/49	3,328,000	3,954,468
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	2,446,495	2,547,504
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (a) 6.407% 2/15/41	4,500,000	2,649,636
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (a) 3.386% 7/10/44	2,160,000	2,339,793

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DBUBS Mortgage Trust, Series 2011-LC3A, Class A2 3.642% 8/10/44	$1,600,000	$1,749,402
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (a) 3.742% 11/10/46	725,121	788,141
DBUBS Mortgage Trust, Series 2011-LC1A, Class B VRN (a) 5.471% 11/10/46	860,000	993,376
DBUBS Mortgage Trust, Series 2011-LC1A, Class C VRN (a) 5.728% 11/10/46	940,000	1,069,800
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 6.065% 7/10/38	3,185,000	3,694,923
GS Mortgage Securities Corp. II, Series 2012-GC6, Class B (a) 5.827% 1/10/45	850,000	986,604
GS Mortgage Securities Corporation II, Series 2011-GC3, Class A2 (a) 3.645% 3/10/44	2,600,000	2,814,555
GS Mortgage Securities Corporation II, Series 2012-GC6, Class AS (a) 4.948% 1/10/45	800,000	907,727
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (a) 3.341% 7/15/46	650,000	699,364
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-C6, Class AS 4.117% 5/15/45	1,678,000	1,813,925
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class AS 4.271% 6/16/45	2,245,000	2,459,868
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class AM, CMO 4.780% 7/15/42	200,000	215,109
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class B (a) 4.801% 7/15/46	525,000	577,690
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-C6, Class B VRN 4.819% 5/15/45	1,250,000	1,363,202
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class B VRN 5.142% 6/16/45	1,395,000	1,497,326

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	$3,000,000	$3,420,280
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4 VRN 5.603% 2/12/39	340,000	388,890
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 VRN 6.091% 6/12/46	1,600,000	1,851,938
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class AS 3.792% 8/15/45	2,660,000	2,772,113
Morgan Stanley Capital I, Series 2011-C2, Class A2 (a) 3.476% 6/15/44	1,800,000	1,949,784
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (a) 5.200% 6/15/44	825,000	926,711
Morgan Stanley Capital I, Series 2006-IQ12, Class A4 5.332% 12/15/43	1,150,000	1,341,455
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	1,525,000	1,673,404
Morgan Stanley Capital I, Series 2011-C2, Class C VRN (a) 5.495% 6/15/44	925,000	977,621
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	2,335,532	2,399,389
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.455% 1/11/43	1,375,000	1,671,479
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 5.585% 8/15/39	1,500,000	1,591,976
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.585% 8/15/39	1,525,000	1,652,968
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4 VRN 1.000% 2/15/51	2,170,000	2,560,219
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM VRN 5.466% 1/15/45	2,220,000	2,441,832

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	$4,525,000	$5,182,539
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class AM VRN 5.923% 5/15/43	1,250,000	1,380,767
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN 6.077% 2/15/51	243,443	244,058
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (a) 3.349% 11/15/43	573,113	618,851
Wells Fargo Reremic Trust, Series 2012-IO, Class A (a) 1.750% 8/20/21	2,450,639	2,441,522
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (a) 3.240% 3/15/44	1,997,629	2,135,554
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class AS 3.660% 8/15/45	800,000	814,920
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (a) 3.791% 2/15/44	1,225,000	1,335,949
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class AS VRN 4.090% 6/15/45	1,600,000	1,676,827
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class B VRN 4.941% 6/15/45	1,800,000	1,929,289
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class B VRN (a) 5.825% 11/15/44	835,000	965,125

		113,498,677

Home Equity ABS — 2.4%
Aames Mortgage Investment Trust, Series 2004-1, Class M5 FRN 1.942% 1/25/35	2,070,000	1,531,219
ACE Securities Corp., Series 2005-ASP1, Class A2D FRN 0.567% 9/25/35	1,031,897	1,012,593
ACE Securities Corp. Series 2005-AG1, Class A1B1 FRN 0.487% 8/25/35	1,005,427	987,563
Ameriquest Mortgage Securities, Inc., Series 2005-R10, Class A2B FRN 0.437% 1/25/36	107,971	106,372
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C STEP 0.577% 7/25/35	869,560	853,834

	Principal Amount	Value
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.587% 11/25/34	$888,381	$882,240
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.657% 6/25/35	1,418,682	1,350,845
Bear Stearns Asset Backed Securities Trust, Series 2006-EC2, Class A4 FRN 0.527% 2/25/36	318,836	315,808
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class A3 STEP 0.597% 11/25/35	247,047	246,185
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.317% 5/25/36	84,656	84,409
Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A2 FRN 0.327% 7/25/36	516,942	504,277
Citigroup Mortgage Loan Trus, Inc., Series 2005-HE2, Class A (a) 0.617% 5/25/35	873,079	859,430
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (a) 0.627% 12/25/33	1,251,495	1,251,665
Countrywide Asset-Backed Certificates, Series 2006-BC1, Class 2A2 FRN 0.397% 4/25/36	389,060	386,650
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.447% 9/25/34	285,396	281,244
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.707% 12/25/35	885,524	848,731
Countrywide Partnership Trust, Series 2004-EC1, Class M1 FRN 1.117% 2/25/35	773,329	719,283
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF7, Class M1 FRN 0.667% 7/25/35	2,500,000	2,237,863
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.457% 1/25/36	943,763	790,160
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.647% 4/25/35	829,776	701,743
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.387% 8/25/36	868,106	821,758

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.397% 7/25/36	$1,067,082	$1,061,352
JP Morgan Mortgage Acquisition, Series 2005-WMC1C, Class A4 0.587% 9/25/35	340,412	339,813
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 STEP 0.497% 8/25/45	487,974	481,090
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 0.767% 6/25/35	2,970,836	2,583,985
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.967% 2/25/35	962,197	958,590
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 1.012% 2/25/35	1,690,000	1,486,519
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 0.951% 6/28/35	2,839,788	2,565,843
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (a) 0.981% 6/28/35	1,300,000	844,068
Morgan Stanley ABS Capital I, Series 2006-NC1, Class A3 FRN 0.407% 12/25/35	22,787	22,758
Morgan Stanley ABS Capital I, Series 2005-WMC3, Class M2 FRN 0.877% 3/25/35	281,965	280,195
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ FRN 0.477% 6/25/35	2,155,219	2,124,784
New Century Home Equity Loan Trust, Series 2005-1, Class M1 FRN 0.667% 3/25/35	1,275,000	1,024,322
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	3,082	3,176
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 STEP 0.687% 5/25/35	642,808	616,089
Park Place Securities, Inc., Series 2005-WHQ4, Class A2D FRN 0.587% 9/25/35	496,776	478,921
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.597% 8/25/35	1,478,758	1,454,924
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.717% 3/25/35	1,330,027	1,232,909

	Principal Amount	Value
Residential Asset Mortgage Products, Inc., Series 2005-EFC6, Class 1A2 FRN 0.447% 11/25/35	$399,985	$396,480
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.407% 3/25/36	1,181,745	1,167,339
Residential Asset Securities Corp., Series 2005-KS12, Class A2 FRN 0.467% 1/25/36	1,250,343	1,226,115
Residential Asset Securities Corp., Series 2005-KS6, Class M1 FRN 0.647% 7/25/35	469,034	461,358
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.557% 3/25/36	886,328	874,667
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.577% 8/25/35	1,412,144	1,383,580

		39,842,749

Other ABS — 2.0%
321 Henderson Receivables,LLC, Series 2010-2, Class A (a) 4.070% 1/15/48	408,831	428,508
Adams Outdoor Advertising LP, Series 2010-1, Class A (a) 5.438% 12/20/40	947,117	1,053,499
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.400% 8/18/21	346,588	338,653
CLI Funding LLC, Series 2012-1A, Class A (a) 4.210% 6/18/27	583,637	604,121
Cronos Containers Program Ltd., Series 2012-2A, Class A (a) 3.810% 9/18/27	1,575,000	1,595,475
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2 (a) 5.216% 1/25/42	2,272,825	2,474,922
Drug Royalty Corp., Inc., Series 2012-1, Class A2 (a) 5.800% 7/15/24	1,612,692	1,612,391
Global SC Finance SRL, Series 2012-1A, Class A (a) 4.110% 7/19/27	1,475,000	1,549,030
GSAMP Trust, Series 2005-HE5, Class M1 FRN 0.637% 11/25/35	880,000	634,142
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.481% 6/02/17	2,125,000	2,128,783

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
New York City Tax Lien, Series 2012-AA, Class A (a) 1.230% 11/10/25	$2,636,000	$2,636,021
Newport Waves CDO (Acquired 3/30/07, Cost $4,994,200), Series 2007-1A, Class A3LS FRN (a) (e) 0.979% 6/20/14	5,000,000	4,141,500
NuCO2 Funding LLC, Series 2008-1A, Class A1 (a) 7.250% 6/25/38	3,025,000	3,112,725
PFS Financing Corp., Series 2011-BA, Class A FRN (a) 1.721% 10/17/16	600,000	605,535
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	1,039,915	1,042,175
Sonic Capital LLC, Series 2011-1A, Class A2 (a) 5.438% 5/20/41	1,464,000	1,626,870
Structured Receivables Finance LLC, Series 2010-B, Class A (a) 3.730% 8/15/36	788,003	821,722
TAL Advantage LLC, Series 2006-1A FRN (a) 0.409% 4/20/21	860,000	842,044
TAL Advantage LLC, Series 2011-1A, Class A (a) 4.600% 1/20/26	1,041,667	1,113,236
Tax Liens Securitization Trust, Series 2010-1A, Class 1A2 (a) 2.000% 4/15/18	62,510	62,585
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (a) 2.621% 10/15/15	1,119,000	1,119,864
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (a) 4.370% 7/15/41	1,501,390	1,556,748
Triton Container Finance LLC, Series 2006-1A FRN (a) 0.390% 11/26/21	979,167	951,879
Westgate Resorts LLC, Series 2012-2A, Class A (a) 3.000% 1/20/25	1,565,000	1,566,956

		33,619,384

Student Loans ABS — 2.3%
Access Group, Inc., Series 2003-1, Class A2 FRN 0.629% 12/27/16	318,303	316,768
Access Group, Inc. Series 2004-1, Class A4 FRN 1.700% 12/27/32	500,000	427,871

	Principal Amount	Value
Access Group, Inc. Series 2007-A, Class A2 FRN 0.557% 8/25/26	$816,521	$790,526
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.372% 3/28/17	117,644	117,563
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 0.224% 1/25/47	2,075,000	1,763,750
College Loan Corp. Trust, Series 2003-1, Class A3 FRN (a) 1.700% 3/01/42	1,100,000	968,000
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.717% 6/15/43	2,600,000	2,496,000
Education Funding Capital Trust I, Series 2003-3, Class A8 FRN 1.728% 12/15/42	2,675,000	2,529,320
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.728% 6/15/43	1,700,000	1,476,280
Education Funding Capital Trust I, Series 2003-3, Class A4 FRN 1.731% 12/15/32	1,775,000	1,761,301
Education Funding Capital Trust I, Series 2003-3, Class A7, FRN 1.731% 12/15/42	1,125,000	1,076,029
Education Funding Capital Trust I, Series 2004-1, Class A5 FRN 1.731% 6/15/43	2,475,000	2,356,507
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.930% 6/15/43	1,000,000	724,905
Education Loan Asset-Backed Trust I, Series 2012-1, Class A1 FRN 0.669% 6/25/22	1,695,000	1,695,000
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (a) 0.527% 8/25/25	1,157,294	1,149,332
GCO Education Loan Funding Trust, Series 2005-1, Class A6AR FRN 2.100% 3/25/42	1,150,000	985,654
GCO Education Loan Funding Trust,, Series 2007-1, Class A7AR FRN (a) 1.490% 11/26/46	1,625,000	1,489,127
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.327% 3/25/26	1,811,654	1,788,371
Nelnet Education Loan Funding, Inc., Series 2004-2A, Class A5C FRN 1.141% 2/25/39	625,000	550,103
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 1.017% 4/25/46	1,002,757	1,010,985

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Northstar Education Finance, Inc., Series 2007-1, Class B FRN 1.093% 1/28/47	$1,200,000	$795,480
SLC Student Loan Trust, Series 2006-A, Class B FRN 0.755% 7/15/36	697,000	572,165
SLC Student Loan Trust Series 2006-A, Class A5 FRN 0.625% 7/15/36	2,125,000	1,984,131
SLM Student Loan Trust, Series 2006-C, Class A2 FRN 0.439% 9/15/20	121,496	121,384
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.979% 3/15/38	1,108,969	885,527
SLM Student Loan Trust, Series 2003-10A, Class A1F FRN (a) 1.250% 12/15/16	350,000	350,000
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (a) 1.630% 12/15/16	1,850,000	1,850,000
SLM Student Loan Trust, Series 2003-10A, Class A1D FRN (a) 1.708% 12/15/16	150,000	150,000
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (a) 1.713% 12/15/16	700,000	700,000
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 1.717% 12/15/16	950,000	950,000
SLM Student Loan Trust, Series 2003-10A, Class A1B FRN (a) 1.728% 12/15/16	700,000	700,000
SLM Student Loan Trust, Series 2003-10A, Class A1E FRN (a) 1.000% 12/15/16	400,000	400,000
SLM Student Loan Trust, Series 2003-5, Class A7 2.490% 6/17/30	450,000	414,830
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 2.731% 9/15/28	1,350,000	1,270,505
SLM Student Loan Trust, Series 2003-10A, Class B FRN (a) 3.370% 12/17/46	2,200,000	1,672,000
US Education Loan Trust LLC, Series 2006-1, Class A2 FRN (a) 0.551% 3/01/25	1,209,351	1,201,199

		39,490,613

	Principal Amount	Value
WL Collateral CMO — 0.8%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 3.109% 8/25/34	$790,117	$712,847
Capital Automotive REIT, Series 2012-1A, Class A (a) 4.700% 7/15/42	1,855,726	1,872,891
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 3.089% 2/25/34	147,929	134,953
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.138% 9/25/33	89,766	71,296
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 2.757% 8/25/34	132,923	116,792
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.409% 1/19/38	2,495,668	1,789,412
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.577% 7/25/35	649,113	622,958
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.327% 5/25/37	2,456,767	1,161,715
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.656% 8/25/34	406,286	309,151
Merrill Lynch Mortgage Investors Trust, Series 2005-AR1, Class A1A FRN 0.497% 6/25/36	180,000	180,002
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.467% 8/25/36	734,746	633,711
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.727% 7/25/33	18,350	18,447
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 2.870% 2/25/34	55,208	55,336
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.750% 2/25/34	2,123	2,040
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (a) 2.500% 3/23/51	1,862,534	1,877,667
Morgan Stanley Reremic Trust, Series 2009-IO, Class A1 (a) 3.000% 1/17/13	1,250,220	1,253,346
Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B FRN 0.477% 7/25/35	648,418	624,163

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.397% 6/25/46	$4,645,653	$1,883,442
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 2.919% 3/25/34	307,219	275,619
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.548% 4/25/44	715,724	656,414

		14,252,202

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.467% 11/25/37	1,378,390	1,349,741
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 3.182% 6/25/32	231,079	191,561

		1,541,302

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $248,814,969)		250,460,907

SOVEREIGN DEBT OBLIGATIONS — 1.0%
Brazilian Government International Bond 4.875% 1/22/21	700,000	836,500
Colombia Government International Bond 7.375% 3/18/19	1,175,000	1,553,937
Mexico Government International Bond 4.750% 3/08/44	3,050,000	3,393,125
Peruvian Government International Bond 6.550% 3/14/37	560,000	824,600
Poland Government International Bond 6.375% 7/15/19	1,260,000	1,556,100
Province of Quebec Canada 7.500% 9/15/29	540,000	835,728
Republic of Brazil International Bond 5.625% 1/07/41	1,825,000	2,336,000
Republic of Brazil International Bond 5.875% 1/15/19	2,243,000	2,792,535
United Mexican States 5.125% 1/15/20	1,110,000	1,326,450

	Principal Amount	Value
United Mexican States 6.750% 9/27/34	$950,000	$1,352,800

		16,807,775

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $13,868,168)		16,807,775

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 23.3%
Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp., Series 2178, Class PB 7.000% 8/15/29	719,032	836,638
Federal National Mortgage Association, Series 1989-20, Class A 6.750% 4/25/18	283,827	298,147
U.S. Department of Veteran Affairs, Series 1992-1, Class 2Z 7.750% 5/15/22	573,925	659,377

		1,794,162

Pass-Through Securities — 23.2%
Federal Home Loan Mortgage Corp. Pool #G18363 3.500% 9/01/25	1,770,517	1,871,906
Pool #J13013 3.500% 9/01/25	1,228,128	1,298,458
Pool #J13495 3.500% 11/01/25	1,516,390	1,603,227
Pool #J15111 3.500% 4/01/26	1,973,652	2,086,674
Pool #J15891 3.500% 7/01/26	1,763,514	1,864,503
Pool #J16192 3.500% 8/01/26	1,399,888	1,480,053
Pool #J16476 3.500% 9/01/26	812,946	859,500
Pool #Q01704 4.500% 6/01/41	3,902,841	4,215,983
Pool #Q03086 4.500% 9/01/41	20,448,265	22,088,920
Pool #E84025 6.000% 6/01/16	178,694	190,807
Pool #G11431 6.000% 2/01/18	17,776	19,216
Pool #G11122 6.500% 5/01/16	89,048	94,305
Pool #E84450 6.500% 7/01/16	23,664	25,477
Pool #E84580 6.500% 7/01/16	26,691	28,617
Pool #E84660 6.500% 7/01/16	6,433	6,964

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #E90508 6.500% 7/01/17	$80,895	$88,539
Pool #C00836 7.000% 7/01/29	32,230	36,758
Pool #C49314 7.000% 4/01/31	8,249	9,440
Pool #C51422 7.000% 5/01/31	4,124	4,721
Pool #C51550 7.000% 5/01/31	2,054	2,348
Pool #C53034 7.000% 6/01/31	15,894	18,194
Pool #G01311 7.000% 9/01/31	175,031	200,058
Pool #G01317 7.000% 10/01/31	114,566	130,935
Pool #E00856 7.500% 6/01/15	13,001	13,745
Pool #G00143 7.500% 6/01/23	2,287	2,623
Pool #C55867 7.500% 2/01/30	69,169	80,209
Pool #C37986 7.500% 5/01/30	2,025	2,372
Pool #C39755 7.500% 6/01/30	401	470
Pool #C40675 7.500% 7/01/30	439	515
Pool #C41497 7.500% 9/01/30	208	243
Pool #C42340 7.500% 9/01/30	411	482
Pool #C42427 7.500% 9/01/30	821	963
Pool #C43930 7.500% 10/01/30	14,116	16,554
Pool #C43962 7.500% 10/01/30	6,416	7,513
Pool #C44509 7.500% 11/01/30	16,252	19,080
Pool #C44830 7.500% 11/01/30	30	34
Pool #C45235 7.500% 12/01/30	100,024	117,367
Pool #C46038 7.500% 12/01/30	1,654	1,938
Pool #C01116 7.500% 1/01/31	3,996	4,686
Pool #C46309 7.500% 1/01/31	620	728
Pool #C46560 7.500% 1/01/31	720	838
Pool #C46810 7.500% 1/01/31	776	910

	Principal Amount	Value
Pool #C47063 7.500% 1/01/31	$5,517	$6,456
Pool #C47060 7.500% 1/01/31	1,920	2,250
Pool #E00842 8.000% 3/01/15	43,496	46,000
Pool #E00843 8.000% 4/01/15	10,518	11,091
Pool #E00852 8.000% 5/01/15	14,065	14,916
Pool #E80782 8.000% 7/01/15	1,282	1,370
Pool #E80998 8.000% 7/01/15	9,540	10,103
Pool #E81091 8.000% 7/01/15	11,735	12,539
Pool #E81151 8.000% 8/01/15	21,674	23,162
Pool #555481 8.250% 5/01/17	10,688	11,806
Pool #G00653 8.500% 11/01/25	39,856	47,372
Pool #554904 9.000% 3/01/17	163	177
Federal Home Loan Mortgage Corp. TBA Pool #2786 3.500% 6/01/25 (c)	2,600,000	2,750,312
Pool #1513 4.000% 6/01/40 (c)	38,000,000	40,852,968
Pool #E5548 4.500% 5/01/39 (c)	10,600,000	11,405,765
Federal National Mortgage Association Pool #725692 2.300% 10/01/33	896,485	954,421
Pool #888586 2.372% 10/01/34	1,761,939	1,881,628
Pool #775539 2.651% 5/01/34	894,449	957,459
Pool #AA4446 4.000% 3/01/39	34,662	37,292
Pool #AC4897 4.000% 9/01/39	1,405,526	1,512,203
Pool #AE2259 4.000% 8/01/40	115,318	124,070
Pool #AE5149 4.000% 10/01/40	1,808,965	1,946,263
Pool #AE7533 4.000% 11/01/40	396,088	426,151
Pool #AH0946 4.000% 12/01/40	77,310	83,177
Pool #AH4158 4.000% 1/01/41	526,565	566,531
Pool #AH9910 4.000% 4/01/41	1,799,967	1,936,582

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AI0038 4.000% 7/01/41	$276,820	$297,830
Pool #AH3864 4.000% 9/01/41	353,945	380,809
Pool #AI0478 4.000% 9/01/41	294,600	316,960
Pool #AI5233 4.000% 9/01/41	1,605,612	1,727,475
Pool #AJ0806 4.000% 9/01/41	95,584	102,839
Pool #AJ2925 4.000% 10/01/41	1,837,654	1,977,129
Pool #AJ3897 4.000% 10/01/41	1,626,126	1,772,922
Pool #675713 5.000% 3/01/18	22,109	23,983
Pool #545636 6.500% 5/01/17	137,569	148,663
Pool #524355 7.000% 12/01/29	148	170
Pool #254379 7.000% 7/01/32	102,050	116,566
Pool #252717 7.500% 9/01/29	6,747	7,898
Pool #535996 7.500% 6/01/31	23,441	27,494
Pool #254009 7.500% 10/01/31	79,423	93,273
Pool #253394 8.000% 7/01/20	33,866	38,789
Pool #323992 8.000% 11/01/29	4,414	5,232
Pool #525725 8.000% 2/01/30	9,215	10,878
Pool #537433 8.000% 5/01/30	6,199	7,389
Pool #253266 8.000% 5/01/30	10,507	12,494
Pool #253347 8.000% 6/01/30	13,984	16,648
Pool #544976 8.000% 7/01/30	960	1,143
Pool #535428 8.000% 8/01/30	16,284	19,377
Pool #543290 8.000% 9/01/30	67	79
Pool #547786 8.000% 9/01/30	2,897	3,424
Pool #550767 8.000% 9/01/30	10,619	12,595
Pool #553061 8.000% 9/01/30	15,034	17,854
Pool #253481 8.000% 10/01/30	13,394	15,951

	Principal Amount	Value
Pool #535533 8.000% 10/01/30	$12,597	$14,989
Pool #560741 8.000% 11/01/30	3,215	3,835
Pool #253644 8.000% 2/01/31	6,590	7,851
Pool #581170 8.000% 5/01/31	1,747	2,073
Pool #583916 8.000% 5/01/31	5,327	6,361
Pool #593848 8.000% 7/01/31	1,087	1,297
Pool #190317 8.000% 8/01/31	75,491	89,794
Pool #545240 8.000% 9/01/31	8,049	9,582
Pool #541202 8.500% 8/01/26	88,508	104,126
Federal National Mortgage Association TBA Pool #1866 2.500% 5/01/27 (c)	31,500,000	33,114,375
Pool #4491 3.000% 10/01/26 (c)	32,000,000	33,922,499
Pool #1817 3.000% 6/01/42 (c)	26,831,000	28,321,379
Pool #1202 3.500% 12/01/41 (c)	19,700,000	21,128,250
Pool #3043 4.000% 8/01/40 (c)	2,293,000	2,470,887
Pool #25956 5.000% 11/01/36 (c)	15,100,000	16,473,156
Pool #45519 5.500% 2/01/35 (c)	21,974,000	24,092,430
Pool #53813 6.000% 7/01/35 (c)	22,925,000	25,314,216
Government National Mortgage Association
Pool #727394 4.500% 2/15/40	751,386	831,778
Pool #734716 4.500% 4/15/40	6,443,022	7,132,375
Pool #617994 4.500% 5/15/40	17,355	19,212
Pool #734672 4.500% 5/15/40	281,482	311,598
Pool #738019 4.500% 2/15/41	6,788,023	7,497,319
Pool #707745 4.500% 4/15/41	7,900,543	8,686,585
Pool #707760 4.500% 6/15/41	2,613,051	2,873,030
Pool #768773 4.500% 6/15/41	7,615,602	8,373,295

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #593946 5.000% 4/15/33	$25,743	$28,522
Pool #612902 5.000% 7/15/33	4,515	5,002
Pool #626512 5.000% 4/15/34	12,475	13,822
Pool #648526 5.000% 12/15/35	50,283	55,673
Pool #650254 5.000% 4/15/36	119,414	132,139
Pool #658256 5.000% 1/15/37	13,659	15,081
Pool #663769 5.000% 1/15/37	12,724	14,049
Pool #671331 5.000% 7/15/37	160,845	177,457
Pool #684647 5.000% 3/15/38	8,807	9,707
Pool #684733 5.000% 3/15/38	477,998	526,844
Pool #680205 5.000% 4/15/38	281,608	310,385
Pool #632260 5.000% 6/15/38	226,108	249,214
Pool #693530 5.000% 7/15/38	185,049	203,959
Pool #698026 5.000% 1/15/39	2,702,118	2,978,241
Pool #698028 5.000% 1/15/39	122,167	134,651
Pool #701581 5.000% 1/15/39	651,326	717,883
Pool #704182 5.000% 1/15/39	245,456	270,539
Pool #692374 5.000% 2/15/39	2,915,954	3,213,928
Pool #698103 5.000% 4/15/39	535,069	589,746
Pool #704584 5.000% 6/15/39	128,330	141,443
Pool #716503 5.000% 7/15/39	46,312	51,392
Pool #723436 5.000% 11/15/39	387,665	430,187
Pool #721292 5.000% 6/15/40	342,612	380,192
Pool #783065 5.000% 8/15/40	194,100	214,541
Pool #743981 5.000% 10/15/40	112,394	124,512
Pool #760362 5.000% 7/15/41	752,247	831,939
Pool #760369 5.000% 8/15/41	97,226	107,526

	Principal Amount	Value
Pool #760389 5.000% 10/15/41	$1,796,738	$1,987,080
Pool #404246 6.500% 8/15/28	837	958
Pool #418295 6.500% 1/15/29	166	189
Pool #781038 6.500% 5/15/29	152,843	175,027
Pool #527586 6.500% 5/15/31	812	936
Pool #781468 6.500% 7/15/32	11,426	13,176
Pool #781496 6.500% 9/15/32	57,382	66,055
Pool #363066 7.000% 8/15/23	14,960	17,004
Pool #352049 7.000% 10/15/23	8,155	9,295
Pool #354674 7.000% 10/15/23	10,094	11,478
Pool #358555 7.000% 10/15/23	8,804	10,031
Pool #345964 7.000% 11/15/23	7,567	8,608
Pool #380866 7.000% 3/15/24	1,678	1,908
Pool #781124 7.000% 12/15/29	17,357	20,125
Pool #781319 7.000% 7/15/31	364,115	423,750
Pool #581417 7.000% 7/15/32	102,115	119,094
Pool #588012 7.000% 7/15/32	41,582	48,367
Pool #565982 7.000% 7/15/32	16,820	19,638
Pool #591581 7.000% 8/15/32	11,645	13,596
Pool #190766 7.500% 1/15/17	23,058	25,042
Pool #203940 7.500% 4/15/17	33,836	36,749
Pool #187548 7.500% 4/15/17	8,150	8,840
Pool #201622 7.500% 5/15/17	19,155	21,012
Pool #181168 7.500% 5/15/17	18,552	20,351
Pool #210627 7.500% 5/15/17	5,235	5,722
Pool #192796 7.500% 6/15/17	4,872	5,318
Pool #357262 7.500% 9/15/23	6,255	7,196

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #441009 8.000% 11/15/26	$1,498	$1,764
Pool #522777 8.000% 12/15/29	6,991	8,302
Pool #434719 8.000% 2/15/30	179	213
Pool #523043 8.000% 3/15/30	363	431
Pool #529134 8.000% 3/15/30	2,027	2,414
Pool #477036 8.000% 4/15/30	1,492	1,776
Pool #503157 8.000% 4/15/30	30,535	36,147
Pool #528714 8.000% 4/15/30	2,137	2,545
Pool #544640 8.000% 11/15/30	36,404	43,388
Pool #531298 8.500% 8/15/30	3,018	3,602
Government National Mortgage Association II FRN Pool #82488 3.000% 3/20/40	3,335,390	3,497,170
Pool #82462 3.500% 1/20/40	2,955,789	3,148,698
Government National Mortgage Association TBA Pool #991 3.000% 6/01/42 (c)	7,500,000	8,031,445
Pool #3734 3.500% 11/01/41 (c)	8,000,000	8,767,500
Pool #4536 4.000% 10/01/41 (c)	7,600,000	8,381,969
Pool #9891 5.000% 4/01/38 (c)	7,500,000	8,271,094
Pool #20549 6.000% 10/01/35 (c)	6,000,000	6,775,313

		394,055,983

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $391,907,432)		395,850,145

U.S. TREASURY OBLIGATIONS — 23.1%
U.S. Treasury Bonds & Notes — 23.1%
U.S. Treasury Bond 2.750% 8/15/42	200,000	196,719
U.S. Treasury Bond 3.125% 11/15/41	29,650,000	31,593,682
U.S. Treasury Bond 3.500% 2/15/39	9,295,000	10,673,240

	Principal Amount	Value
U.S. Treasury Bond 4.375% 5/15/40	$2,265,000	$2,997,262
U.S. Treasury Bond 4.500% 2/15/36	3,300,000	4,399,839
U.S. Treasury Bond 5.375% 2/15/31	18,710,000	27,050,166
U.S. Treasury Note 0.250% 12/15/14	47,130,000	47,120,428
U.S. Treasury Note 0.250% 5/15/15	110,850,000	110,733,951
U.S. Treasury Note 0.250% 9/15/15	4,000,000	3,993,125
U.S. Treasury Note 1.500% 8/31/18	52,390,000	54,438,119
U.S. Treasury Note 1.625% 8/15/22	13,990,000	13,974,479
U.S. Treasury Note (f) (g) 1.875% 9/30/17	54,160,000	57,467,567
U.S. Treasury Note 2.125% 8/15/21	25,420,000	26,889,792

		391,528,369

TOTAL U.S. TREASURY OBLIGATIONS (Cost $385,926,018)		391,528,369

TOTAL BONDS & NOTES (Cost $1,579,198,933)		1,642,232,004

TOTAL LONG-TERM INVESTMENTS (Cost $1,579,198,933)		1,642,232,004

SHORT-TERM INVESTMENTS — 20.1%
Commercial Paper — 19.8%
AGL Capital Corp. (a) 0.456% 10/10/12	27,474,000	27,470,909
Apache Corp. (a) 0.456% 10/12/12	4,925,000	4,924,323
Apache Corp. (a) 0.467% 10/19/12	14,400,000	14,396,688
BAT International Finance (a) 0.426% 10/12/12	4,950,000	4,949,365
Bacardi USA, Inc. (a) 0.456% 10/10/12	3,925,000	3,924,559
DCP Midstream LLC (a) 0.436% 10/02/12	11,450,000	11,449,863
DCP Midstream LLC (a) 0.487% 10/29/12	5,300,000	5,298,021
Duke Energy Corp. (a) 0.457% 11/19/12	3,175,000	3,173,055
Enbridge Energy Partners (a) 0.446% 10/11/12	25,000,000	24,996,945

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Enbridge Energy Partners LP (a) 0.467% 10/01/12	$5,000,000	$5,000,000
FMC Technologies, Inc. (a) 0.497% 10/22/12	15,200,000	15,195,655
FMC Technologies, Inc. (a) 0.538% 12/10/12	8,700,000	8,691,034
Glencore Funding LLC 0.720% 11/13/12	25,000,000	24,978,500
Holcim US Finance Sarl & Cie (a) 0.609% 11/26/12	8,000,000	7,992,533
Kinder Morgan Energy (a) 0.507% 10/23/12	21,700,000	21,693,370
Marathon Oil Corp. (a) 0.456% 10/05/12	10,200,000	10,199,490
Marathon Oil Corp. (a) 0.456% 10/25/12	1,775,000	1,774,468
Marathon Oil Corp. (a) 0.467% 10/25/12	13,500,000	13,495,860
National Grid USA (a) 0.770% 10/15/12	7,550,000	7,547,739
National Grid USA (a) 0.783% 10/12/12	5,000,000	4,998,824
NextEra Energy Capital Holding, Inc. (a) 0.426% 10/03/12	9,550,000	9,549,777
Suncor Energy, Inc. (a) 0.508% 10/15/12	2,350,000	2,349,543
Talisman Energy, Inc. (a) 0.579% 12/14/12	4,000,000	3,995,313
Talisman Energy, Inc. (a) 0.589% 12/10/12	5,000,000	4,994,361
Tesco Treasury Services PLC (a) 0.528% 11/27/12	7,500,000	7,493,825
TransCanada PipeLines Ltd. (a) 0.507% 11/13/12	11,250,000	11,243,281
TransCanada PipeLines, Ltd. (a) 0.507% 10/09/12	8,120,000	8,119,098
United Healthcare Co. (a) 0.314% 10/01/12	10,175,000	10,175,000
VF Corp. (a) 0.497% 11/05/12	5,100,000	5,097,570
VF Corp. (a) 0.508% 12/11/12	9,935,000	9,925,203
VF Corp. (a) 0.538% 10/15/12	2,991,000	2,990,384
Weatherford International Ltd. (a) 0.517% 10/18/12	12,500,000	12,496,990
Weatherford International Ltd. (a) 0.517% 10/12/12	6,750,000	6,748,948

	Principal Amount	Value
Weatherford International Ltd. (a) 0.527% 10/24/12	$12,000,000	$11,996,013
Xstrata Canada Financial Corp. (a) 0.517% 10/26/12	6,800,000	6,797,591

		336,124,098

Time Deposits — 0.3%
Euro Time Deposit 0.010% 10/01/12	4,813,672	4,813,672

TOTAL SHORT-TERM INVESTMENTS (Cost $340,937,770)		340,937,770

TOTAL INVESTMENTS — 117.0% (Cost $1,920,136,703) (h)		1,983,169,774

Other Assets/(Liabilities) — (17.0)%		(288,091,206)

NET ASSETS — 100.0%		$1,695,078,568

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, these securities amounted to a value of $491,509,092 or 29.00% of net assets.
(b)	Security is currently in default due to bankruptcy or payment of principal or interest of the issuer. At September 30, 2012, these securities amounted to a value of $109,341 or 0.01% of net assets.
(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2012, these securities amounted to a value of $1,780,200 or 0.11% of net assets.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(e)	Restricted security. Certain securities are restricted as to resale. At September 30, 2012, these securities amounted to a value of $4,141,500 or 0.24% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	A portion of this security is held as collateral for open swap agreements. (Note 2).
(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments

September 30, 2012

	Number of Shares	Value
EQUITIES — 0.0%

COMMON STOCK — 0.0%
Forest Products & Paper — 0.0%
The Newark Group, Inc. (a) (b)	26,904	$51,884

TOTAL COMMON STOCK (Cost $165,688)		51,884

TOTAL EQUITIES (Cost $165,688)		51,884

	Principal Amount
BONDS & NOTES — 97.2%

CORPORATE DEBT — 42.4%
Advertising — 0.1%
Omnicom Group, Inc. 3.625% 5/01/22	$150,000	158,430

Aerospace & Defense — 0.4%
BE Aerospace, Inc. 6.875% 10/01/20	125,000	138,750
Goodrich Corp. 6.125% 3/01/19	160,000	200,104
United Technologies Corp. 6.125% 7/15/38	105,000	142,431

		481,285

Agriculture — 0.3%
Altria Group, Inc. 2.850% 8/09/22	110,000	109,745
Altria Group, Inc. 4.250% 8/09/42	50,000	49,696
Bunge Ltd. Finance Corp. 3.200% 6/15/17	200,000	209,683

		369,124

Auto Manufacturers — 0.1%
Ford Motor Co. 6.500% 8/01/18	100,000	115,500

Automotive & Parts — 1.2%
Accuride Corp. 9.500% 8/01/18	70,000	71,925
American Axle & Manufacturing, Inc. 7.875% 3/01/17	425,000	443,062
Cooper Tire & Rubber Co. 8.000% 12/15/19	280,000	317,800
International Automotive Components Group SA (c) 9.125% 6/01/18	40,000	38,400
Titan International, Inc. 7.875% 10/01/17	163,000	172,780

	Principal Amount	Value
Tomkins LLC/Tomkins, Inc. 9.000% 10/01/18	$98,000	$109,270
UCI International, Inc. 8.625% 2/15/19	115,000	114,425
Visteon Corp 6.750% 4/15/19	145,000	152,250

		1,419,912

Banks — 1.9%
Bank of America Corp. 3.625% 3/17/16	165,000	174,010
Bank of America Corp. 5.875% 2/07/42	55,000	64,290
Bank of America Corp. 6.000% 9/01/17	115,000	133,018
Credit Suisse AG 5.400% 1/14/20	130,000	142,086
Export-Import Bank of Korea 4.000% 1/11/17	200,000	218,944
HSBC Holdings PLC 6.500% 9/15/37	125,000	147,838
ICICI Bank Ltd. (c) 4.750% 11/25/16	275,000	284,790
ICICI Bank Ltd. (c) 5.500% 3/25/15	475,000	500,497
PNC Funding Corp. 4.375% 8/11/20	105,000	119,788
UBS AG 5.750% 4/25/18	100,000	117,843
Wachovia Corp. 5.625% 10/15/16	315,000	364,971
Wells Fargo & Co. 4.600% 4/01/21	25,000	28,878
Wells Fargo & Co. 5.625% 12/11/17	60,000	72,037

		2,368,990

Beverages — 0.1%
Molson Coors Brewing Co. 5.000% 5/01/42	65,000	72,620

Biotechnology — 0.4%
Amgen, Inc. 3.875% 11/15/21	275,000	295,493
Amgen, Inc. 5.150% 11/15/41	175,000	195,000

		490,493

Chemicals — 1.5%
Braskem Finance Ltd. (c) 5.750% 4/15/21	225,000	238,500
Cytec Industries, Inc. 8.950% 7/01/17	175,000	216,240

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Dow Chemical Co. 8.550% 5/15/19	$100,000	$134,096
Incitec Pivot Ltd. (c) 4.000% 12/07/15	475,000	492,817
Methanex Corp. 5.250% 3/01/22	40,000	42,732
Nexeo Solutions LLC/Nexeo Solutions Finance Corp. 8.375% 3/01/18	50,000	49,500
RPM International, Inc. 6.250% 12/15/13	400,000	420,132
Valspar Corp. 7.250% 6/15/19	150,000	185,477

		1,779,494

Commercial Services — 0.4%
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	285,000	294,263
ERAC USA Finance LLC (c) 7.000% 10/15/37	50,000	62,306
Rent-A-Center, Inc. 6.625% 11/15/20	160,000	172,800

		529,369

Diversified Financial — 3.1%
American Express Co. 8.125% 5/20/19	100,000	135,284
American General Finance Corp. 6.500% 9/15/17	250,000	211,250
BlackRock, Inc. 5.000% 12/10/19	110,000	130,712
Citigroup, Inc. 4.750% 5/19/15	15,000	16,147
Citigroup, Inc. 5.500% 10/15/14	140,000	150,968
Citigroup, Inc. 5.875% 5/29/37	60,000	70,556
Citigroup, Inc. 5.875% 1/30/42	75,000	90,360
Citigroup, Inc. 8.500% 5/22/19	76,000	100,510
Eaton Vance Corp. 6.500% 10/02/17	130,000	156,987
Ford Motor Credit Co. LLC 3.000% 6/12/17	200,000	203,578
The Goldman Sachs Group, Inc. 3.625% 2/07/16	170,000	179,331
The Goldman Sachs Group, Inc. 5.750% 1/24/22	175,000	201,578
The Goldman Sachs Group, Inc. 6.250% 2/01/41	35,000	40,494
The Goldman Sachs Group, Inc. 6.345% 2/15/34	40,000	40,189

	Principal Amount	Value
The Goldman Sachs Group, Inc. 6.750% 10/01/37	$40,000	$42,851
Hyundai Capital America (c) (d) 1.625% 10/02/15	80,000	80,040
International Lease Finance Corp. 5.875% 4/01/19	200,000	212,057
Janus Capital Group, Inc. 6.700% 6/15/17	525,000	594,202
JP Morgan Chase & Co. 4.350% 8/15/21	145,000	159,816
JP Morgan Chase & Co. 4.500% 1/24/22	175,000	194,119
JP Morgan Chase & Co. 6.300% 4/23/19	225,000	276,597
Lazard Group LLC 6.850% 6/15/17	135,000	152,362
Merrill Lynch & Co., Inc. 7.750% 5/14/38	125,000	156,982
Morgan Stanley 3.800% 4/29/16	200,000	206,668

		3,803,638

Electric — 3.4%
Ameren Corp. 8.875% 5/15/14	170,000	189,103
Calpine Corp. (c) 7.500% 2/15/21	305,000	329,400
EDP Finance BV (c) 5.375% 11/02/12	760,000	761,846
Elwood Energy LLC 8.159% 7/05/26	331,595	333,253
Florida Power & Light Co. 4.950% 6/01/35	65,000	77,768
Georgia Power Co. 4.300% 3/15/42	133,000	141,877
Indianapolis Power & Light (c) 6.300% 7/01/13	160,000	166,589
Kansas Gas & Electric Co. 5.647% 3/29/21	232,708	254,610
Kiowa Power Partners LLC (c) 4.811% 12/30/13	48,930	49,270
LG&E and KU Energy LLC 4.375% 10/01/21	250,000	274,092
MidAmerican Energy Holdings Co. 5.950% 5/15/37	120,000	150,392
NiSource Finance Corp. 5.800% 2/01/42	150,000	177,333
NRG Energy, Inc. 8.500% 6/15/19	250,000	270,000
Pacific Gas & Electric Co. 5.800% 3/01/37	160,000	204,436
Southern California Edison Co. 5.950% 2/01/38	60,000	80,669

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Tenaska Oklahoma I LP (c) 6.528% 12/30/14	$96,432	$98,423
Tri-State Generation & Transmission Association, Series 2003, Class A (c) 6.040% 1/31/18	79,608	87,635
Tri-State Generation & Transmission Association, Series 2003, Class B (c) 7.144% 7/31/33	185,000	248,655
Virginia Electric and Power Co. 6.350% 11/30/37	200,000	279,452

		4,174,803

Electrical Components & Equipment — 0.7%
Anixter, Inc. 5.950% 3/01/15	10,000	10,613
Energizer Holdings, Inc. 4.700% 5/24/22	165,000	175,012
Legrand France SA 8.500% 2/15/25	500,000	644,434

		830,059

Electronics — 0.3%
Arrow Electronics, Inc. 6.000% 4/01/20	235,000	265,386
PerkinElmer, Inc. 5.000% 11/15/21	125,000	139,117

		404,503

Entertainment — 0.6%
Mohegan Tribal Gaming Authority 6.125% 2/15/13	545,000	528,650
Regal Entertainment Group 9.125% 8/15/18	190,000	212,325
Speedway Motorsports, Inc. 8.750% 6/01/16	50,000	54,062

		795,037

Foods — 0.6%
ConAgra Foods, Inc. 7.000% 4/15/19	165,000	207,042
Ralcorp Holdings, Inc. 4.950% 8/15/20	275,000	288,363
Ralcorp Holdings, Inc. 6.625% 8/15/39	105,000	111,277
Tyson Foods, Inc. 4.500% 6/15/22	150,000	157,125

		763,807

Forest Products & Paper — 0.4%
Celulosa Arauco y Constitucion SA 4.750% 1/11/22	200,000	208,843
International Paper Co. 4.750% 2/15/22	75,000	85,164
International Paper Co. 9.375% 5/15/19	110,000	148,745

		442,752

	Principal Amount	Value
Hand & Machine Tools — 0.2%
Thermadyne Holdings Corp. 9.000% 12/15/17	$280,000	$298,200

Health Care – Products — 0.7%
Alere, Inc. 9.000% 5/15/16	590,000	629,825
Boston Scientific Corp. 7.375% 1/15/40	120,000	164,057
Teleflex, Inc. 6.875% 6/01/19	90,000	96,750

		890,632

Health Care – Services — 1.0%
Cigna Corp. 2.750% 11/15/16	150,000	158,183
HCA Holdings, Inc. 7.750% 5/15/21	140,000	152,600
Health Management Associates, Inc. 6.125% 4/15/16	300,000	327,000
HEALTHSOUTH Corp. 7.750% 9/15/22	220,000	240,350
Kaiser Foundation Hospitals 3.500% 4/01/22	65,000	68,843
UnitedHealth Group, Inc. 6.875% 2/15/38	75,000	104,119
WellPoint, Inc. 4.350% 8/15/20	130,000	142,623

		1,193,718

Home Furnishing — 0.1%
Whirlpool Corp. 8.600% 5/01/14	120,000	133,394

Household Products — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 9.000% 4/15/19	100,000	102,000

Housewares — 0.2%
Toro Co. 7.800% 6/15/27	170,000	203,547

Insurance — 1.2%
Aflac, Inc. 8.500% 5/15/19	150,000	200,910
The Allstate Corp. 5.550% 5/09/35	50,000	61,321
The Allstate Corp. 7.450% 5/16/19	60,000	78,539
American International Group, Inc. 3.000% 3/20/15	200,000	207,095
American International Group, Inc. 3.650% 1/15/14	80,000	82,363
The Hartford Financial Services Group, Inc. 4.000% 3/30/15	390,000	411,225

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
ING US, Inc. (c) 5.500% 7/15/22	$100,000	$104,318
Prudential Financial, Inc. 4.500% 11/15/20	175,000	194,621
Prudential Financial, Inc. 6.200% 11/15/40	125,000	149,306

		1,489,698

Internet — 0.3%
Expedia, Inc. 7.456% 8/15/18	300,000	354,889

Investment Companies — 0.5%
PBF Holding Co. LLC/PBF Finance Corp. (c) 8.250% 2/15/20	555,000	582,750

Iron & Steel — 1.3%
Allegheny Technologies, Inc. 5.950% 1/15/21	225,000	248,365
Allegheny Technologies, Inc. 9.375% 6/01/19	105,000	135,662
ArcelorMittal 9.250% 2/15/15	425,000	467,500
Reliance Steel & Aluminum Co. 6.200% 11/15/16	395,000	442,584
Reliance Steel & Aluminum Co. 6.850% 11/15/36	269,000	296,972

		1,591,083

Lodging — 0.1%
Wyndham Worldwide Corp. 2.950% 3/01/17	60,000	60,506
Wyndham Worldwide Corp. 4.250% 3/01/22	100,000	102,776
Wyndham Worldwide Corp. 6.000% 12/01/16	2,000	2,253

		165,535

Machinery – Diversified — 0.7%
Briggs & Stratton Corp. 6.875% 12/15/20	340,000	370,600
The Manitowoc Co., Inc. 8.500% 11/01/20	175,000	195,781
Xylem, Inc. 3.550% 9/20/16	200,000	213,711
Xylem, Inc. 4.875% 10/01/21	100,000	112,694

		892,786

Manufacturing — 0.5%
Bombardier, Inc. Series A (c) 7.750% 3/15/20	70,000	80,325
Griffon Corp. 7.125% 4/01/18	180,000	190,575

	Principal Amount	Value
Polypore International, Inc. 7.500% 11/15/17	$285,000	$307,087

		577,987

Media — 1.8%
CBS Corp. 7.875% 7/30/30	100,000	136,018
Cequel Communications Holdings I LLC/Cequel Capital Corp. (c) 8.625% 11/15/17	35,000	37,363
Clear Channel Worldwide Holdings, Inc., Series A 9.250% 12/15/17	50,000	53,625
Globo Comunicacao e Participacoes SA (c) 4.875% 4/11/22	200,000	216,750
News America, Inc. 6.900% 8/15/39	125,000	162,204
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. 8.875% 4/15/17	125,000	135,938
Nielsen Finance LLC/Nielsen Finance Co. 7.750% 10/15/18	235,000	264,962
Sinclair Television Group, Inc. (c) 9.250% 11/01/17	425,000	470,687
Time Warner Cable, Inc. 4.000% 9/01/21	150,000	165,387
Time Warner, Inc. 4.700% 1/15/21	200,000	229,713
Time Warner, Inc. 5.875% 11/15/16	25,000	29,645
Univision Communications, Inc. (c) 7.875% 11/01/20	250,000	267,500

		2,169,792

Metal Fabricate & Hardware — 0.7%
Ardagh Packaging Finance PLC (c) 7.375% 10/15/17	250,000	268,125
Mueller Water Products, Inc. 8.750% 9/01/20	220,000	248,600
The Timken Co. 6.000% 9/15/14	275,000	296,536

		813,261

Mining — 1.1%
AngloGold Ashanti Holdings PLC 5.125% 8/01/22	150,000	152,749
FMG Resources Property Ltd. (c) 6.875% 4/01/22	250,000	228,750
FMG Resources Property Ltd. (c) 7.000% 11/01/15	215,000	213,925
Newcrest Finance Property Ltd. (c) 4.450% 11/15/21	200,000	205,042

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Teck Resources Ltd. 10.750% 5/15/19	$137,000	$165,099
Vale Overseas Ltd. 6.250% 1/23/17	215,000	248,640
Vale Overseas Ltd. 6.875% 11/10/39	85,000	99,141

		1,313,346

Oil & Gas — 4.1%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. 9.625% 10/15/18	655,000	655,000
Calumet Specialty Products Partners LP/Calumet Finance Corp. 9.375% 5/01/19	120,000	129,000
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	80,000	64,450
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	780,000	700,537
Frontier Oil Corp. 6.875% 11/15/18	60,000	63,900
Goodrich Petroleum Corp. 8.875% 3/15/19	400,000	387,000
MEG Energy Corp. (c) 6.500% 3/15/21	150,000	160,500
Northern Tier Energy LLC/Northern Tier Finance Corp. 10.500% 12/01/17	153,000	167,535
Pemex Project Funding Master Trust 6.625% 6/15/38	51,000	64,005
Petrobras International Finance Co. 3.875% 1/27/16	220,000	232,718
Petrobras International Finance Co. 6.750% 1/27/41	115,000	142,732
Petroleos Mexicanos 5.500% 1/21/21	375,000	439,688
Phillips 66 (c) 4.300% 4/01/22	75,000	82,114
Phillips 66 (c) 5.875% 5/01/42	75,000	89,054
Precision Drilling Corp. 6.625% 11/15/20	85,000	90,525
Rowan Cos., Inc. 5.000% 9/01/17	185,000	204,067
Samson Investment Co. (c) 9.750% 2/15/20	255,000	262,650
Shell International Finance BV 5.500% 3/25/40	110,000	145,208
SM Energy Co. 6.625% 2/15/19	100,000	105,500
Talisman Energy, Inc. 5.500% 5/15/42	100,000	112,612

	Principal Amount	Value
Tesoro Corp. 6.500% 6/01/17	$180,000	$186,075
Transocean, Inc. 5.050% 12/15/16	150,000	167,619
Venoco, Inc. 8.875% 2/15/19	330,000	287,100

		4,939,589

Oil & Gas Services — 0.3%
Hornbeck Offshore Services, Inc. Convertible 1.625% 11/15/26	229,000	238,160
Weatherford International Ltd. 4.500% 4/15/22	100,000	104,583
Weatherford International Ltd. 5.950% 4/15/42	75,000	78,898

		421,641

Packaging & Containers — 0.3%
Sealed Air Corp. (c) 5.625% 7/15/13	225,000	230,625
Sonoco Products Co. 4.375% 11/01/21	100,000	107,644

		338,269

Pharmaceuticals — 0.7%
Valeant Pharmaceuticals International (c) 6.750% 10/01/17	100,000	106,500
Valeant Pharmaceuticals International (c) 6.875% 12/01/18	135,000	142,087
Valeant Pharmaceuticals International (c) 7.000% 10/01/20	200,000	210,500
Warner Chilcott Corp. LLC 7.750% 9/15/18	350,000	373,625

		832,712

Pipelines — 1.3%
CenterPoint Energy Resources Corp. 4.500% 1/15/21	175,000	198,415
CenterPoint Energy Resources Corp. 5.850% 1/15/41	150,000	190,261
Energy Transfer Equity LP 7.500% 10/15/20	100,000	113,500
Enogex LLC (c) 6.875% 7/15/14	305,000	326,511
Enterprise Products Operating LP 5.950% 2/01/41	135,000	159,695
Kern River Funding Corp. (c) 4.893% 4/30/18	86,691	94,780
Kinder Morgan Energy Partners LP 6.000% 2/01/17	110,000	129,189
Kinder Morgan Energy Partners LP 6.500% 2/01/37	85,000	102,334
Kinder Morgan Energy Partners LP 6.950% 1/15/38	15,000	19,180

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
ONEOK Partners LP 6.125% 2/01/41	$100,000	$120,113
Texas Eastern Transmission LP (c) 6.000% 9/15/17	85,000	101,558

		1,555,536

Real Estate — 0.2%
AMB Property LP 4.500% 8/15/17	225,000	242,155

Real Estate Investment Trusts (REITS) — 0.7%
Brandywine Operating Partners LP 4.950% 4/15/18	300,000	322,301
DDR Corp. 4.750% 4/15/18	275,000	305,106
UDR, Inc. 4.625% 1/10/22	175,000	193,146

		820,553

Retail — 1.1%
CVS Caremark Corp. 6.125% 9/15/39	25,000	32,594
CVS Pass-Through Trust (c) 5.926% 1/10/34	246,235	290,214
CVS Pass-Through Trust (c) 7.507% 1/10/32	18,954	24,313
The Home Depot, Inc. 5.950% 4/01/41	100,000	135,801
O’Reilly Automotive, Inc. 4.875% 1/14/21	225,000	250,373
Suburban Propane Partners LP/Suburban Energy Finance Corp. (c) 7.500% 10/01/18	295,000	315,650
Wal-Mart Stores, Inc. 5.625% 4/01/40	205,000	269,915

		1,318,860

Savings & Loans — 0.5%
Education Loan Co. Trust I (c) 0.600% 8/01/41	200,000	165,144
First Niagara Financial Group, Inc. 7.250% 12/15/21	150,000	172,397
Glencore Funding LLC (c) 6.000% 4/15/14	325,000	341,552
Washington Mutual Bank (e) 5.650% 8/15/14	1,225,000	12

		679,105

Software — 0.3%
Fidelity National Information Services, Inc. 5.000% 3/15/22	125,000	129,063
First Data Corp. (c) 7.375% 6/15/19	220,000	226,875
First Data Corp. 9.875% 9/24/15	35,000	35,700

		391,638

	Principal Amount	Value
Storage & Warehousing — 0.5%
Niska Gas Storage US LLC/Niska Gas Storage Canada LLC 8.875% 3/15/18	$600,000	$619,500

Telecommunications — 4.3%
American Tower Corp. 4.500% 1/15/18	515,000	568,294
AT&T, Inc. 6.550% 2/15/39	175,000	237,211
CenturyLink, Inc. 5.800% 3/15/22	150,000	163,222
CenturyLink, Inc. 6.150% 9/15/19	195,000	218,495
CenturyLink, Inc. 7.650% 3/15/42	150,000	159,812
Embarq Corp. 7.082% 6/01/16	210,000	247,960
Embarq Corp. 7.995% 6/01/36	45,000	50,609
Sprint Capital Corp. 6.900% 5/01/19	100,000	103,750
Sprint Nextel Corp. 11.500% 11/15/21	200,000	250,500
Telecom Italia Capital 5.250% 10/01/15	225,000	236,812
Telecom Italia Capital 6.000% 9/30/34	80,000	70,800
Telecom Italia Capital 6.175% 6/18/14	170,000	178,925
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	225,000	231,990
Telefonica Emisiones SAU 3.992% 2/16/16	275,000	273,625
Telefonica Emisiones SAU 5.462% 2/16/21	175,000	171,500
Telstra Corp. Ltd. (c) 4.800% 10/12/21	275,000	314,466
Verizon Communications, Inc. 8.950% 3/01/39	150,000	261,386
Virgin Media Secured Finance PLC 6.500% 1/15/18	1,000,000	1,095,000
WCP Wireless Site Funding (c) 4.141% 11/15/15	142,182	147,180
Windstream Corp. 7.750% 10/01/21	190,000	204,725

		5,186,262

Transportation — 1.5%
Asciano Finance (c) 5.000% 4/07/18	345,000	370,518
Burlington Northern Santa Fe LLC 6.750% 3/15/29	160,000	199,896

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CHC Helicopter SA 9.250% 10/15/20	$800,000	$822,000
Norfolk Southern Corp. 6.000% 5/23/2111	125,000	150,512
Union Pacific Corp. 4.000% 2/01/21	250,000	281,290

		1,824,216

Trucking & Leasing — 0.6%
GATX Corp. 3.500% 7/15/16	90,000	92,859
GATX Corp. 4.750% 5/15/15	115,000	123,149
GATX Corp. 4.750% 6/15/22	125,000	132,087
Penske Truck Leasing Co. LP/PTL Finance Corp. (c) 2.500% 3/15/16	140,000	139,964
Penske Truck Leasing Co. LP/PTL Finance Corp. (c) 3.125% 5/11/15	200,000	204,616

		692,675

TOTAL CORPORATE DEBT (Cost $48,814,588)		51,635,145

MUNICIPAL OBLIGATIONS — 1.2%
Access Group, Inc., Delaware VRN 1.703% 9/01/37	315,000	268,550
State of California 5.950% 4/01/16	225,000	257,310
State of California BAB 7.550% 4/01/39	125,000	169,564
State of Illinois 5.365% 3/01/17	650,000	723,203

		1,418,627

TOTAL MUNICIPAL OBLIGATIONS (Cost $1,286,358)		1,418,627

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 16.3%
Auto Floor Plan ABS — 0.2%
Capital Automotive REIT, Series 2010-1A, Class A (c) 5.730% 12/15/38	219,584	236,760

Automobile ABS — 0.1%
Santander Drive Auto Receivables Trust, Series 2010-B, Class B (c) 2.100% 9/15/14	170,000	170,530

	Principal Amount	Value
Commercial MBS — 6.8%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.920% 2/10/51	$635,000	$750,339
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.395% 2/10/51	250,000	299,907
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	500,000	573,517
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	49,034	49,317
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	635,000	747,336
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	155,000	184,134
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class B (c) 4.285% 9/10/45	100,000	103,107
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class C VRN (c) 4.878% 9/10/45	130,000	135,622
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 6.002% 12/10/49	150,000	178,236
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	611,624	636,876
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (c) 6.407% 2/15/41	470,000	276,740
DBUBS Mortgage Trust, Series 2011-LC1A, Class C VRN (c) 5.728% 11/10/46	100,000	113,809
GS Mortgage Securities Corp., Series 2011-GC3, Class C VRN (c) 5.728% 3/10/44	250,000	268,327
GS Mortgage Securities Corp. II, Series 2012-GC6, Class B (c) 5.639% 1/10/45	150,000	174,107
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-C6, Class AS 4.117% 5/15/45	130,000	140,531

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class AS 4.270% 6/16/45	$155,000	$169,835
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-C6, Class B VRN 4.819% 5/15/45	150,000	163,584
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class B VRN 5.142% 6/16/45	95,000	101,968
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	305,000	347,728
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	110,000	120,705
Morgan Stanley Capital I, Series 2011-C2, Class C VRN (c) 5.495% 6/15/44	100,000	105,689
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	174,327	179,093
STORE Master Funding LLC, Series 2012-1A, Class A (c) 5.770% 8/20/42	224,754	225,256
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.585% 8/15/39	100,000	108,391
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM VRN 5.466% 1/15/45	150,000	164,989
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	535,000	612,742
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN 6.077% 2/15/51	17,156	17,199
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4 VRN 6.122% 2/15/51	100,000	117,982
Wells Fargo Reremic Trust, Series 2012-IO, Class A (c) 1.750% 8/20/21	242,637	241,735
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class AS 3.660% 8/15/45	50,000	50,933
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class AS VRN 4.090% 6/15/45	120,000	125,762

	Principal Amount	Value
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class B 4.311% 8/15/45	$110,000	$111,793
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class B VRN 4.941% 6/15/45	120,000	128,619
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class C VRN 5.006% 6/15/45	90,000	90,513
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class C VRN 5.044% 8/15/45	100,000	102,334
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class C, VRN (c) 5.825% 11/15/44	170,000	181,829
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class D, VRN (c) 5.825% 11/15/44	115,000	110,500

		8,211,084

Home Equity ABS — 3.1%
Aames Mortgage Investment Trust, Series 2004-1, Class M5 FRN 1.942% 1/25/35	200,000	147,944
Asset-Backed Securities Corporation Home Equity, Series 2005-HE3, Class M3 FRN 0.687% 4/25/35	247,000	224,550
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.317% 5/25/36	21,164	21,103
Carrington Mortgage Loan Trust, Series 2006-NC3, Class A2 FRN 0.317% 8/25/36	200,763	138,131
Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A2 FRN 0.327% 7/25/36	91,225	88,990
Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Class MV1 FRN 0.647% 8/25/35	75,000	56,773
Countrywide Asset-Backed Certificates, Series 2006-BC1, Class 2A2 FRN 0.397% 4/25/36	26,843	26,677
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.447% 9/25/34	61,170	60,280
Countrywide Partnership Trust, Series 2004-EC1, Class M1 FRN 1.117% 2/25/35	193,391	179,875
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FFH4, Class M1 FRN 0.697% 12/25/35	225,000	167,766

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF7, Class M1 FRN 0.667% 7/25/35	$180,000	$161,126
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.457% 1/25/36	165,573	138,625
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.387% 8/25/36	156,741	148,373
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.397% 7/25/36	78,126	77,706
IXIS Real Estate Capital Trust, Series 2005-HE2, Class M4 FRN 0.837% 9/25/35	300,000	228,579
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 0.767% 6/25/35	215,837	187,732
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 1.012% 2/25/35	300,000	263,879
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3 FRN 0.697% 3/25/35	225,000	163,313
Merrill Lynch Mortgage Investors, Inc., Series 2005-WMC2, Class M3 FRN 0.922% 4/25/36	200,000	164,550
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (c) 0.951% 6/28/35	181,642	164,119
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (c) 0.981% 6/28/35	220,000	142,842
New Century Home Equity Loan Trust, Series 2005-1, Class M1 FRN 0.667% 3/25/35	295,000	237,000
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	140	144
Residential Asset Mortgage Products, Inc., Series 2005-EFC3, Class M3 FRN 0.707% 8/25/35	275,000	188,199
Residential Asset Securities Corp., Series 2005-AHL3, Class A2 FRN 0.457% 11/25/35	263,310	249,080
Saxon Asset Securities Trust, Series 2000-2, Class MF2 VRN 8.252% 7/25/30	129,007	129,626

		3,756,982

	Principal Amount	Value
Other ABS — 2.1%
CLI Funding LLC, Series 2012-1A, Class A (c) 4.210% 6/18/27	$97,273	$100,687
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2 (c) 5.216% 1/25/42	173,688	189,132
Global SC Finance SRL, Series 2012-1A, Class A (c) 4.110% 7/17/27	245,833	258,172
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (c) 2.481% 6/02/17	250,000	250,445
Newport Waves CDO (Acquired 3/30/07, Cost $1,173,637), Series 2007-1A, Class A3LS FRN (c) (f) 0.979% 6/20/14	1,175,000	973,252
NuCO2 Funding LLC, Series 2008-1A, Class A1 (c) 7.250% 6/25/38	225,000	231,525
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (c) 2.840% 11/20/28	72,977	73,135
Sonic Capital LLC, Series 2011-1A, Class A2 (c) 5.438% 5/20/41	96,000	106,680
TAL Advantage LLC, Series 2012-1A, Class A (c) 3.860% 5/20/27	241,667	252,011
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (c) 4.370% 7/15/41	85,794	88,957

		2,523,996

Student Loans ABS — 2.3%
Access Group, Inc., Series 2003-1, Class A2 FRN 0.629% 12/27/16	77,660	77,286
Access Group, Inc., Series 2003-1, Class B FRN 1.700% 12/26/35	500,000	307,500
Access Group, Inc., Delaware VRN 1.707% 9/01/37	150,000	91,500
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 0.224% 1/25/47	475,000	403,750
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.717% 6/15/43	100,000	96,000
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.728% 6/15/43	200,000	173,680

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Education Funding Capital Trust I, Series 2003-3, Class A4 FRN 1.731% 12/15/32	$125,000	$124,035
Education Funding Capital Trust I, Series 2004-1, Class A5 FRN 1.731% 6/15/43	150,000	142,819
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.930% 6/15/43	50,000	36,245
GCO Education Loan Funding Trust, Series 2005-1, Class A6AR FRN 2.100% 3/25/42	250,000	214,272
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.327% 3/25/26	78,150	77,145
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.979% 3/15/38	258,760	206,623
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (c) 1.630% 12/15/16	175,000	175,000
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (c) 1.713% 12/15/16	175,000	175,000
SLM Student Loan Trust, Series 2003-5, Class A7 2.490% 6/17/30	50,000	46,092
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 2.731% 9/15/28	100,000	94,112
SLM Student Loan Trust, Series 2003-10A, Class B FRN (c) 3.370% 12/17/46	500,000	380,000

		2,821,059

WL Collateral CMO — 1.7%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 3.109% 8/25/34	126,369	114,011
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 3.089% 2/25/34	18,513	16,889
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.138% 9/25/33	11,683	9,279
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 2.757% 8/25/34	19,463	17,101
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.409% 1/19/38	653,688	468,699

	Principal Amount	Value
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.327% 5/25/37	$737,030	$348,515
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.656% 8/25/34	63,418	48,256
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.467% 8/25/36	225,195	194,228
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.727% 7/25/33	3,430	3,448
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 2.870% 2/25/34	6,154	6,168
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.750% 2/25/34	262	252
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (c) 2.500% 3/23/51	131,164	132,230
Morgan Stanley Reremic Trust, Series 2009-IO, Class A1 (c) 3.000% 1/17/13	64,188	64,349
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.397% 6/25/46	1,217,650	493,660
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 2.919% 3/25/34	34,578	31,021
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.548% 4/25/44	92,070	84,441

		2,032,547

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 3.182% 6/25/32	28,770	23,850

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $20,586,962)		19,776,808

SOVEREIGN DEBT OBLIGATIONS — 1.3%
Brazilian Government International Bond 4.875% 1/22/21	100,000	119,500
Iceland Government International Bond (c) 5.875% 5/11/22	375,000	408,750

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Poland Government International Bond 6.375% 7/15/19	$220,000	$271,700
Province of Quebec Canada 7.500% 9/15/29	125,000	193,455
Republic of Brazil International Bond 5.625% 1/07/41	235,000	300,800
Republic of Brazil International Bond 5.875% 1/15/19	94,000	117,030
United Mexican States 5.125% 1/15/20	95,000	113,525
United Mexican States 6.750% 9/27/34	75,000	106,800

		1,631,560

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,381,917)		1,631,560

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 23.2%
Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp., Series 2178, Class PB 7.000% 8/15/29	39,078	45,469
U.S. Department of Veteran Affairs, Series 1992-1, Class 2Z 7.750% 5/15/22	20,836	23,938

		69,407

Pass-Through Securities — 23.1%
Federal Home Loan Mortgage Corp. Pool #J15991 3.500% 7/01/26	816,297	863,043
Pool #Q01704 4.500% 6/01/41	425,764	459,925
Pool #Q03086 4.500% 9/01/41	452,405	488,703
Pool #G11476 5.000% 11/01/18	111,431	120,254
Pool #B16010 5.000% 8/01/19	3,005	3,250
Pool #B17058 5.000% 9/01/19	5,847	6,310
Pool #B17494 5.000% 12/01/19	56,445	61,421
Pool #B14584 5.000% 1/01/20	165,825	179,491
Pool #B18677 5.000% 1/01/20	7,987	8,652
Pool #E89199 6.000% 4/01/17	6,396	6,922
Pool #G11431 6.000% 2/01/18	1,340	1,449

	Principal Amount	Value
Pool #G01311 7.000% 9/01/31	$3,692	$4,220
Pool #C80207 7.500% 9/01/24	2,893	3,350
Pool #C00530 7.500% 7/01/27	2,745	3,195
Pool #C00563 7.500% 11/01/27	9,741	11,347
Pool #C00612 7.500% 4/01/28	632	736
Pool #C55867 7.500% 2/01/30	10,443	12,110
Federal Home Loan Mortgage Corp. TBA Pool #2786 3.500% 6/01/25 (d)	185,000	195,695
Pool #1513 4.000% 6/01/40 (d)	2,330,000	2,504,932
Pool #E5548 4.500% 5/01/39 (d)	1,982,000	2,132,663
Federal National Mortgage Association Pool #725692 2.300% 10/01/33	233,245	248,319
Pool #888586 2.372% 10/01/34	533,455	569,693
Pool #675713 5.000% 3/01/18	68,152	73,929
Pool #735010 5.000% 11/01/19	401,302	435,319
Pool #253880 6.500% 7/01/16	3,734	4,009
Pool #575579 7.500% 4/01/31	17,040	19,984
Pool #535996 7.500% 6/01/31	3,243	3,804
Federal National Mortgage Association TBA Pool #1866 2.500% 5/01/27 (d)	2,300,000	2,417,875
Pool #4491 3.000% 11/01/26 (d)	1,700,000	1,802,133
Pool #1817 3.000% 6/01/42 (d)	1,750,000	1,847,207
Pool #1202 3.500% 12/01/41 (d)	1,440,000	1,544,400
Pool #3043 4.000% 8/01/40 (d)	461,000	496,763
Pool #25956 5.000% 11/01/36 (d)	1,100,000	1,200,031
Pool #45519 5.500% 2/01/35 (d)	1,114,000	1,221,396
Pool #53813 6.000% 7/01/35 (d)	1,625,000	1,794,356

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Government National Mortgage Association
Pool #738422 4.500% 6/15/41	$633,556	$696,590
Pool #783382 4.500% 7/15/41	1,789,724	1,976,737
Pool #677192 5.000% 6/15/38	684,412	754,350
Pool #782564 5.000% 2/15/39	87,851	97,102
Pool #760393 5.000% 10/15/41	59,213	65,486
Pool #579140 6.500% 1/15/32	3,520	4,055
Pool #587280 6.500% 9/15/32	3,874	4,467
Pool #550659 6.500% 9/15/35	136,147	155,898
Pool #538689 6.500% 12/15/35	60,174	68,848
Pool #780651 7.000% 10/15/27	3,762	4,342
Pool #462384 7.000% 11/15/27	2,662	3,071
Pool #482668 7.000% 8/15/28	2,329	2,690
Pool #506804 7.000% 5/15/29	9,308	10,753
Pool #506914 7.000% 5/15/29	36,221	41,800
Pool #581417 7.000% 7/15/32	6,213	7,246
Pool #591581 7.000% 8/15/32	1,000	1,168
Pool #423836 8.000% 8/15/26	1,632	1,919
Government National Mortgage Association II FRN
Pool #82488 3.000% 3/20/40	196,843	206,390
Pool #82462 3.500% 1/20/40	166,056	176,893
Pool #444619 8.000% 3/15/27	11,796	13,926
Government National Mortgage Association TBA
Pool #991 3.000% 6/01/42 (d)	500,000	535,430
Pool #3734 3.500% 11/01/41 (d)	600,000	657,562
Pool #4536 4.000% 10/01/41 (d)	500,000	551,445

	Principal Amount	Value
Pool #9891 5.000% 4/01/38 (d)	$700,000	$771,969
Pool #20549 6.000% 10/01/35 (d)	500,000	564,609

		28,121,632

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $27,849,555)		28,191,039

U.S. TREASURY OBLIGATIONS — 12.8%
U.S. Treasury Bonds & Notes — 12.8%
U.S. Treasury Bond 2.750% 8/15/42	130,000	127,867
U.S. Treasury Bond (g) 3.125% 11/15/41	1,285,000	1,369,237
U.S. Treasury Bond 4.500% 2/15/36	800,000	1,066,628
U.S. Treasury Bond 5.375% 2/15/31	385,000	556,617
U.S. Treasury Note (g) 0.250% 12/15/14	60,000	59,988
U.S. Treasury Note 0.250% 9/15/15	5,390,000	5,380,736
U.S. Treasury Note 1.500% 8/31/18	5,675,000	5,896,857
U.S. Treasury Note 1.625% 8/15/22	1,125,000	1,123,752
U.S. Treasury Note 2.125% 8/15/21	10,000	10,578

		15,592,260

TOTAL U.S. TREASURY OBLIGATIONS (Cost $15,622,871)		15,592,260

TOTAL BONDS & NOTES (Cost $115,542,251)		118,245,439

TOTAL LONG-TERM INVESTMENTS (Cost $115,707,939)		118,297,323

SHORT-TERM INVESTMENTS — 20.5%
Commercial Paper — 19.9%
AGL Capital Corp. (c) 0.457% 10/15/12	2,900,000	2,899,493
BAT International Finance (c) 0.457% 11/05/12	2,900,000	2,898,731
Centrica PLC (c) 0.711% 10/26/12	2,900,000	2,898,590
Glencore Funding LLC 0.558% 10/03/12	1,000,000	999,969

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Kinder Morgan Energy (c) 0.507% 10/24/12	$2,900,000	$2,899,074
Marathon Oil Corp. (c) 0.456% 10/17/12	2,750,000	2,749,450
ONEOK, Inc. (c) 0.406% 10/10/12	3,000,000	2,999,700
TransCanada PipeLines Ltd. (c) 0.507% 11/13/12	2,900,000	2,898,268
Weatherford International Ltd. (c) 0.517% 10/22/12	2,975,000	2,974,115

		24,217,390

Time Deposits — 0.6%
Euro Time Deposit 0.010% 10/01/12	753,914	753,914

TOTAL SHORT-TERM INVESTMENTS (Cost $24,971,304)		24,971,304

TOTAL INVESTMENTS — 117.7% (Cost $140,679,243) (h)		143,268,627

Other Assets/ (Liabilities) — (17.7)%		(21,549,539)

NET ASSETS — 100.0%		$121,719,088

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	This security is valued in good faith under procedures established by the Board of Trustees.
(b)	Non-income producing security.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, these securities amounted to a value of $40,189,792 or 33.02% of net assets.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2012, these securities amounted to a value of $12 or 0.00% of net assets.
(f)	Restricted security. Certain securities are restricted as to resale. At September 30, 2012, these securities amounted to a value of $973,252 or 0.80% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(g)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments

September 30, 2012

	Number of Shares	Value
EQUITIES — 0.3%

COMMON STOCK — 0.3%
Forest Products & Paper — 0.3%
The Newark Group, Inc. (a) (b)	329,969	$636,345

TOTAL COMMON STOCK (Cost $2,113,591)		636,345

TOTAL EQUITIES (Cost $2,113,591)		636,345

	Principal Amount
BONDS & NOTES — 96.3%

BANK LOANS — 2.0%
Engineering & Construction — 0.3%
Connolly Holdings, Inc., 2nd Lien Term Loan 10.500% 12/31/12	$673,421	678,471

Internet — 0.9%
Atlantic Broadband Finance LLC, 2nd Lien Term Loan (c) 9.750% 12/31/12	2,000,000	2,085,500

Machinery – Diversified — 0.4%
Intelligrated, Inc., 2nd Lien Term Loan 10.500% 11/30/12	902,464	909,233

Media — 0.1%
Atlantic Broadband Finance LLC, Term Loan 0.000% 10/07/19	251,205	253,089

Retail — 0.3%
AOT Bedding Super Holdings LLC, Term Loan 0.000% 9/19/19	646,675	643,559

TOTAL BANK LOANS (Cost $4,449,004)		4,569,852

CORPORATE DEBT — 94.3%
Advertising — 0.4%
inVentiv Health, Inc. (d) 10.000% 8/15/18	1,130,000	994,400

Aerospace & Defense — 2.7%
AAR Corp. (d) 7.250% 1/15/22	2,300,000	2,392,000
DAE Aviation Holdings, Inc. (d) 11.250% 8/01/15	1,475,000	1,519,250
Ducommun, Inc. 9.750% 7/15/18	2,265,000	2,389,575

		6,300,825

	Principal Amount	Value
Agriculture — 0.6%
American Rock Salt Co. LLC/American Rock Capital Corp. (d) 8.250% 5/01/18	$1,640,000	$1,488,300

Apparel — 1.8%
Perry Ellis International, Inc. 7.875% 4/01/19	3,130,000	3,239,550
Wolverine World Wide, Inc. (c) (d) 6.125% 10/15/20	970,000	999,100

		4,238,650

Auto Parts & Equipment — 1.0%
Affinia Group, Inc. 9.000% 11/30/14	2,260,000	2,271,300

Automotive & Parts — 5.4%
Accuride Corp. 9.500% 8/01/18	2,340,000	2,404,350
American Axle & Manufacturing, Inc. 7.875% 3/01/17	1,595,000	1,662,788
Cooper Tire & Rubber Co. 8.000% 12/15/19	760,000	862,600
Cooper-Standard Automotive, Inc. 8.500% 5/01/18	1,300,000	1,407,250
International Automotive Components Group SA (d) 9.125% 6/01/18	2,895,000	2,779,200
Meritor, Inc. STEP 4.625% 3/01/26	2,115,000	1,891,603
Pittsburgh Glass Works LLC (d) 8.500% 4/15/16	25,000	23,250
Titan International, Inc. 7.875% 10/01/17	850,000	901,000
Tomkins LLC/Tomkins, Inc. 9.000% 10/01/18	544,000	606,560

		12,538,601

Banks — 2.3%
Ally Financial, Inc. 8.000% 11/01/31	2,175,000	2,536,050
CIT Group, Inc. 5.250% 3/15/18	2,525,000	2,708,063

		5,244,113

Building Materials — 1.6%
Interline Brands, Inc. 7.500% 11/15/18	1,220,000	1,320,650
Isabelle Acquisition Sub, Inc. (d) 10.000% 11/15/18	1,045,000	1,133,825
Roofing Supply Group LLC/Roofing Supply Finance, Inc. (d) 10.000% 6/01/20	1,170,000	1,275,300

		3,729,775

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Chemicals — 3.2%
Ashland, Inc. (d) 4.750% 8/15/22	$1,475,000	$1,508,187
Ineos Finance PLC (d) 8.375% 2/15/19	2,610,000	2,747,025
Omnova Solutions, Inc. 7.875% 11/01/18	2,075,000	2,095,750
Tronox Finance LLC (d) 6.375% 8/15/20	1,070,000	1,080,700

		7,431,662

Coal — 0.2%
CONSOL Energy, Inc. 8.250% 4/01/20	560,000	586,600

Commercial Services — 1.5%
Cenveo Corp. 8.875% 2/01/18	1,175,000	1,113,312
Rent-A-Center, Inc. 6.625% 11/15/20	880,000	950,400
RR Donnelley & Sons Co. 7.250% 5/15/18	415,000	411,888
ServiceMaster Co. (d) 7.000% 8/15/20	1,070,000	1,096,750

		3,572,350

Computers — 0.3%
NCR Corp. (d) 5.000% 7/15/22	750,000	757,500

Diversified Financial — 2.8%
American General Finance Corp. 6.500% 9/15/17	1,170,000	988,650
Community Choice Financial, Inc. (d) 10.750% 5/01/19	2,390,000	2,330,250
International Lease Finance Corp. 5.875% 4/01/19	640,000	678,583
International Lease Finance Corp. 8.625% 9/15/15	700,000	797,125
Nuveen Investments, Inc. (d) 9.125% 10/15/17	1,630,000	1,617,775

		6,412,383

Electric — 1.8%
Atlantic Power Corp. 9.000% 11/15/18	1,675,000	1,779,687
NRG Energy, Inc. (d) 6.625% 3/15/23	925,000	945,813
NRG Energy, Inc. 8.250% 9/01/20	1,380,000	1,504,200

		4,229,700

Electrical Components & Equipment — 1.1%
Anixter, Inc. 5.625% 5/01/19	750,000	783,750

	Principal Amount	Value
International Wire Group Holdings, Inc. 8.500% 10/15/17	$1,700,000	$1,700,000

		2,483,750

Entertainment — 0.9%
Jacobs Entertainment, Inc. 9.750% 6/15/14	1,035,000	1,035,000
Vail Resorts, Inc. 6.500% 5/01/19	525,000	570,938
WMG Acquisition Corp. 9.500% 6/15/16	439,000	477,961

		2,083,899

Environmental Controls — 0.4%
ADS Waste Holdings, Inc. (c) (d) 8.250% 10/01/20	480,000	489,600
Clean Harbors, Inc. (d) 5.250% 8/01/20	520,000	535,600

		1,025,200

Forest Products & Paper — 0.7%
Xerium Technologies, Inc. 8.875% 6/15/18	1,810,000	1,601,850

Hand & Machine Tools — 1.2%
Mcron Finance Sub LLC/Mcron Finance Corp. (d) 8.375% 5/15/19	1,650,000	1,699,500
Thermadyne Holdings Corp. 9.000% 12/15/17	1,094,000	1,165,110

		2,864,610

Health Care – Products — 1.8%
Alere, Inc. 9.000% 5/15/16	3,345,000	3,570,788
Teleflex, Inc. 6.875% 6/01/19	610,000	655,750

		4,226,538

Health Care – Services — 0.9%
HEALTHSOUTH Corp. 5.750% 11/01/24	1,315,000	1,338,013
HEALTHSOUTH Corp. 7.250% 10/01/18	600,000	649,500

		1,987,513

Home Builders — 1.0%
K Hovnanian Enterprises, Inc. (c) (d) 7.250% 10/15/20	1,255,000	1,286,375
K Hovnanian Enterprises, Inc. (c) (d) 9.125% 11/15/20	1,045,000	1,051,531

		2,337,906

Household Products — 1.4%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 8.500% 5/15/18	925,000	938,875

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 9.000% 4/15/19	$2,175,000	$2,218,500

		3,157,375

Insurance — 1.5%
CNO Financial Group, Inc. (d) 6.375% 10/01/20	1,465,000	1,494,300
Hub International Ltd. (d) 8.125% 10/15/18	1,860,000	1,883,250

		3,377,550

Investment Companies — 1.3%
PBF Holding Co. LLC/PBF Finance Corp. (d) 8.250% 2/15/20	2,815,000	2,955,750

Leisure Time — 3.5%
Brunswick Corp. 7.125% 8/01/27	3,313,000	3,354,412
Brunswick Corp. 7.375% 9/01/23	650,000	671,125
Carlson Wagonlit BV (d) 6.875% 6/15/19	1,785,000	1,874,250
Sabre Holdings Corp. 8.350% 3/15/16	2,129,000	2,160,935

		8,060,722

Lodging — 1.9%
MGM Mirage 7.625% 1/15/17	1,040,000	1,102,400
MGM Resorts International (d) 6.750% 10/01/20	1,135,000	1,135,000
MGM Resorts International (d) 8.625% 2/01/19	1,355,000	1,476,950
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (d) 5.375% 3/15/22	635,000	644,525

		4,358,875

Machinery – Diversified — 1.3%
Welltec A/S (d) 8.000% 2/01/19	2,950,000	3,068,000

Manufacturing — 3.6%
Bombardier, Inc. (d) 5.750% 3/15/22	1,275,000	1,306,875
Griffon Corp. 7.125% 4/01/18	2,375,000	2,514,531
JB Poindexter & Co., Inc. (d) 9.000% 4/01/22	3,105,000	3,105,000
Polypore International, Inc. 7.500% 11/15/17	1,445,000	1,556,988

		8,483,394

	Principal Amount	Value
Media — 4.6%
Cequel Communications Holdings I LLC/Cequel Capital Corp. (d) 8.625% 11/15/17	$3,385,000	$3,613,487
Harron Communications LP/Harron Finance Corp. (d) 9.125% 4/01/20	1,610,000	1,738,800
Mediacom LLC/Mediacom Capital Corp. 9.125% 8/15/19	1,405,000	1,552,525
Nara Cable Funding Ltd. (d) 8.875% 12/01/18	2,325,000	2,121,563
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. 8.875% 4/15/17	1,600,000	1,740,000

		10,766,375

Metal Fabricate & Hardware — 0.3%
Mueller Water Products, Inc. 7.375% 6/01/17	770,000	789,250

Mining — 1.3%
FMG Resources Property Ltd. (d) 7.000% 11/01/15	1,175,000	1,169,125
FMG Resources Property Ltd. (d) 8.250% 11/01/19	700,000	679,000
Kaiser Aluminum Corp. 8.250% 6/01/20	1,110,000	1,198,800

		3,046,925

Oil & Gas — 14.9%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. 9.625% 10/15/18	3,644,000	3,644,000
Aurora USA Oil & Gas, Inc. (d) 9.875% 2/15/17	2,720,000	2,896,800
Calumet Specialty Products Partners LP/Calumet Finance Corp. 9.375% 5/01/19	1,980,000	2,128,500
Calumet Specialty Products Partners LP/Calumet Finance Corp. 9.375% 5/01/19	500,000	537,500
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc. (d) 6.625% 11/15/19	680,000	652,800
Coffeyville Resources LLC/Coffeyville Finance, Inc. (d) 9.000% 4/01/15	450,000	480,375
Coffeyville Resources LLC/Coffeyville Finance, Inc. (d) 10.875% 4/01/17	1,100,000	1,232,000
EP Energy LLC/Everest Acquisition Finance, Inc. (d) 7.750% 9/01/22	700,000	714,000

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Halcon Resources Corp. (d) 9.750% 7/15/20	$2,190,000	$2,239,275
Hercules Offshore, Inc. (d) 10.250% 4/01/19	1,240,000	1,286,500
Hilcorp Energy I LP/Hilcorp Finance Co. (d) 7.625% 4/15/21	3,070,000	3,377,000
Magnum Hunter Resources Corp. (d) 9.750% 5/15/20	935,000	953,700
MEG Energy Corp. (d) 6.500% 3/15/21	725,000	775,750
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC (c) (d) 10.750% 10/01/20	1,650,000	1,720,125
Northern Tier Energy LLC/Northern Tier Finance Corp. 10.500% 12/01/17	2,133,000	2,335,635
PetroBakken Energy Ltd. (d) 8.625% 2/01/20	1,300,000	1,352,000
Quicksilver Resources, Inc. 7.125% 4/01/16	1,430,000	1,222,650
Resolute Energy Corp. (d) 8.500% 5/01/20	1,250,000	1,281,250
Sandridge Energy, Inc. (d) 7.500% 2/15/23	675,000	695,250
Sandridge Energy, Inc. (d) 8.000% 6/01/18	580,000	609,000
SM Energy Co. (d) 6.500% 1/01/23	1,235,000	1,296,750
Unit Corp. 6.625% 5/15/21	1,070,000	1,104,775
Venoco, Inc. 8.875% 2/15/19	2,435,000	2,118,450

		34,654,085

Packaging & Containers — 2.3%
Sealed Air Corp. (d) 6.875% 7/15/33	2,334,000	2,193,960
Sealed Air Corp. (d) 8.375% 9/15/21	693,000	776,160
Tekni-Plex, Inc. (d) 9.750% 6/01/19	2,135,000	2,284,450

		5,254,570

Pharmaceuticals — 2.8%
Mylan, Inc. (d) 6.000% 11/15/18	1,230,000	1,303,800
Sky Growth Acquisition Corp. (d) 7.375% 10/15/20	915,000	919,575
Valeant Pharmaceuticals International (d) 6.750% 10/01/17	375,000	399,375
Valeant Pharmaceuticals International (d) 6.875% 12/01/18	600,000	631,500

	Principal Amount	Value
Valeant Pharmaceuticals International (d) 7.000% 10/01/20	$800,000	$842,000
Warner Chilcott Corp. LLC 7.750% 9/15/18	2,225,000	2,375,187

		6,471,437

Pipelines — 2.4%
Everest Acquisition LLC/Everest Acquisition Finance, Inc. (d) 9.375% 5/01/20	2,250,000	2,452,500
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 5.500% 2/15/23	1,125,000	1,178,437
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875% 2/01/21	1,240,000	1,345,400
Tesoro Logistics LP/Tesoro Logistics Finance Corp. (d) 5.875% 10/01/20	500,000	512,500

		5,488,837

Retail — 3.6%
Claire’s Stores, Inc. (d) 9.000% 3/15/19	1,005,000	1,042,687
Fiesta Restaurant Group, Inc. 8.875% 8/15/16	1,490,000	1,594,300
Landry’s, Inc. (d) 9.375% 5/01/20	1,850,000	1,951,750
Michaels Stores, Inc. (d) 7.750% 11/01/18	960,000	1,027,200
The Pantry, Inc. (d) 8.375% 8/01/20	1,080,000	1,107,000
Sally Holdings LLC/Sally Capital, Inc. 5.750% 6/01/22	1,500,000	1,597,500

		8,320,437

Savings & Loans — 0.7%
Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp. (d) 8.375% 2/15/18	1,590,000	1,653,600
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co. (e) 9.750% 4/01/17	1,805,000	565

		1,654,165

Software — 6.1%
Audatex North America, Inc. (d) 6.750% 6/15/18	2,700,000	2,882,250
EVERTEC, Inc. 11.000% 10/01/18	5,320,000	5,679,100
First Data Corp. (d) 7.375% 6/15/19	1,915,000	1,974,844
First Data Corp. 12.625% 1/15/21	865,000	896,356

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nuance Communications, Inc. (d) 5.375% 8/15/20	$1,350,000	$1,393,875
Sophia LP/Sophia Finance, Inc. (d) 9.750% 1/15/19	1,300,000	1,397,500

		14,223,925

Storage & Warehousing — 1.2%
Niska Gas Storage US LLC/Niska Gas Storage Canada LLC 8.875% 3/15/18	2,595,000	2,679,338

Telecommunications — 3.6%
CPI International, Inc. 8.000% 2/15/18	1,316,000	1,253,490
Frontier Communications Corp. 9.250% 7/01/21	1,655,000	1,915,662
Sprint Capital Corp. 6.900% 5/01/19	1,265,000	1,312,438
Sprint Nextel Corp. 11.500% 11/15/21	1,323,000	1,657,057
ViaSat, Inc. 8.875% 9/15/16	1,265,000	1,356,713
Windstream Corp. 7.500% 6/01/22	780,000	826,800

		8,322,160

Transportation — 2.4%
CHC Helicopter SA 9.250% 10/15/20	3,265,000	3,354,787
Quality Distribution LLC/QD Capital Corp. 9.875% 11/01/18	1,985,000	2,163,650

		5,518,437

TOTAL CORPORATE DEBT (Cost $211,567,298)		219,059,032

TOTAL BONDS & NOTES (Cost $216,016,302)		223,628,884

TOTAL LONG-TERM INVESTMENTS (Cost $218,129,893)		224,265,229

SHORT-TERM INVESTMENTS — 4.1%
Time Deposits — 4.1%
Euro Time Deposit 0.010% 10/01/12	9,631,328	9,631,328

TOTAL SHORT-TERM INVESTMENTS (Cost $9,631,328)		9,631,328

Value

TOTAL INVESTMENTS — 100.7% (Cost $227,761,221) (f)	$233,896,557

Other Assets/(Liabilities) — (0.7)%	(1,578,080)

NET ASSETS — 100.0%	$232,318,477

Notes to Portfolio of Investments

STEP	Step Up Bond
(a)	This security is valued in good faith under procedures established by the Board of Trustees.
(b)	Non-income producing security.
(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis (Note 2).
(d)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, these securities amounted to a value of $106,326,207 or 45.77% of net assets.
(e)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2012, these securities amounted to a value of $565 or 0.00% of net assets.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Bond Fund – Portfolio of Investments

September 30, 2012

	Principal Amount	Value
BONDS & NOTES — 97.9%

CORPORATE DEBT — 30.5%
Banks — 11.6%
Eurofima AUD (a) 6.000% 1/28/14	225,000	$240,983
Eurofima AUD (a) 6.000% 1/28/14	275,000	294,535
KFW JPY (a) 2.050% 2/16/26	140,000,000	1,999,566
Landwirtschaftliche Rentenbank JPY (a) 1.500% 6/20/14	30,000,000	393,355
Rabobank Nederland NV GBP (a) 4.000% 9/10/15	550,000	952,206
Rabobank Nederland NV EUR (a) 4.250% 4/22/14	1,030,000	1,397,739
Skandinaviska Enskilda Banken AB EUR (a) 2.500% 9/01/15	400,000	534,772
Swedbank Hypotek AB EUR (a) 2.500% 6/15/15	200,000	270,275
Swedish Covered Bond Corp. EUR (a) 3.000% 2/03/15	200,000	272,042

		6,355,473

Diversified Financial — 2.5%
German Postal Pensions Securitisation PLC EUR (a) 3.375% 1/18/16	1,000,000	1,393,231

Multi-National — 14.0%
Asian Development Bank JPY (a) 2.350% 6/21/27	100,000,000	1,472,228
European Investment Bank JPY (a) 1.400% 6/20/17	180,000,000	2,427,558
European Investment Bank JPY (a) (b) 1.900% 1/26/26	80,900,000	1,089,614
European Investment Bank EUR (a) 4.000% 10/15/37	400,000	608,812
International Bank for Reconstruction & Development, Class E GBP (a) 5.400% 6/07/21	400,000	843,313
Nordic Investment Bank JPY (a) 1.700% 4/27/17	90,000,000	1,243,348

		7,684,873

Oil & Gas — 1.3%
BP Capital Markets PLC GBP (a) (b) 4.325% 12/10/18	400,000	728,495

Telecommunications — 1.1%
Deutsche Telekom International Finance BV EUR (a) 4.250% 7/13/22	200,000	295,430

	Principal Amount	Value
Telstra Corp. Ltd. EUR (a) 4.250% 3/23/20	200,000	$295,654

		591,084

TOTAL CORPORATE DEBT (Cost $15,793,795)		16,753,156

SOVEREIGN DEBT OBLIGATIONS — 67.4%
Agence Francaise de Developpement JPY (a) 1.800% 6/19/15	100,000,000	1,303,398
Bundesrepublik Deutschland EUR (a) 2.500% 1/04/21	700,000	995,695
Bundesrepublik Deutschland EUR (a) 3.500% 1/04/16	470,000	670,006
Canada Housing Trust No 1 CAD (a) (c) 1.850% 12/15/16	575,000	592,301
Canadian Government Bond CAD (a) 2.000% 12/01/14	400,000	414,757
French Republic EUR (a) 3.250% 4/25/16	850,000	1,196,879
French Republic EUR (a) 5.750% 10/25/32	950,000	1,725,890
Government of France OAT EUR (a) 3.750% 4/25/21	950,000	1,392,847
Italy Buoni Poliennali Del Tesoro EUR (a) 2.000% 12/15/12	1,000,000	1,287,119
Italy Buoni Poliennali Del Tesoro EUR (a) 3.500% 6/01/14	700,000	916,122
Japan Government JPY (a) 1.400% 6/20/19	50,000,000	683,829
Japan Government JPY (a) 1.700% 6/20/33	140,000,000	1,801,648
Kingdom of the Netherlands EUR (a) (c) 3.750% 1/15/23	1,000,000	1,519,801
Mexican Bonos MXN (a) 6.000% 6/18/15	11,000,000	882,677
Mexican Bonos MXN (a) 7.250% 12/15/16	20,500,000	1,732,996
New South Wales Treasury Corp. AUD (a) 5.500% 8/01/14	500,000	543,429
New South Wales Treasury Corp. AUD (a) 5.500% 3/01/17	615,000	701,873
Norway Government Bond NOK (a) 4.250% 5/19/17	6,800,000	1,332,320

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Poland Government Bond PLN (a) 5.000% 4/25/16	6,000,000	$1,924,368
Poland Government Bond PLN (a) 5.750% 9/23/22	3,800,000	1,285,190
Province of Ontario Canada CAD (a) 3.150% 9/08/15	1,300,000	1,386,482
Queensland Treasury Corp. AUD (a) 6.000% 9/14/17	1,450,000	1,695,629
Republic of Austria EUR (a) (c) 4.650% 1/15/18	1,370,000	2,090,439
Republic of Austria EUR (Acquired 11/22/10-6/03/11, Cost $1,012,738) (a) (c) (d) 3.500% 9/15/21	1,000,000	1,460,845
Republic of Germany EUR (a) 4.750% 7/04/28	400,000	703,889
Singapore Government Bond SGD (a) 2.500% 6/01/19	850,000	765,565
South Africa Government Bond ZAR (a) 8.000% 12/21/18	16,000,000	2,103,088
Sweden Government Bond SEK (a) 3.000% 7/12/16	7,000,000	1,148,977
United Kingdom Gilt GBP (a) 4.500% 9/07/34	1,310,000	2,712,557

		36,970,616

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $35,634,833)		36,970,616

TOTAL BONDS & NOTES (Cost $51,428,628)		53,723,772

TOTAL LONG-TERM INVESTMENTS (Cost $51,428,628)		53,723,772

SHORT-TERM INVESTMENTS — 7.9%
Repurchase Agreement — 7.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/28/12, 0.010%, due 10/01/12 (e)	$4,317,098	4,317,098

TOTAL SHORT-TERM INVESTMENTS (Cost $4,317,098)		4,317,098

TOTAL INVESTMENTS — 105.8% (Cost $55,745,726) (f)		58,040,870

Other Assets/(Liabilities) — (5.8)%		(3,180,683)

NET ASSETS — 100.0%		$54,860,187

Notes to Portfolio of Investments

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
OAT	Obligations Assimilables du Tresor
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
ZAR	South African Rand
(a)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2012, these securities amounted to a value of $1,818,109 or 3.31% of net assets.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, these securities amounted to a value of $5,663,386 or 10.32% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At September 30, 2012, these securities amounted to a value of $1,460,845 or 2.66% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(e)	Maturity value of $4,317,102. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $4,404,146.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments

September 30, 2012

	Number of Shares	Value
EQUITIES — 52.1%

COMMON STOCK — 52.1%
Advertising — 0.1%
The Interpublic Group of Companies, Inc.	4,633	$51,519
Omnicom Group, Inc.	698	35,989

		87,508

Aerospace & Defense — 1.1%
The Boeing Co.	3,396	236,430
General Dynamics Corp.	2,148	142,025
L-3 Communications Holdings, Inc.	1,644	117,891
Lockheed Martin Corp.	2,261	211,132
Northrop Grumman Corp.	2,923	194,175
Raytheon Co.	2,896	165,535
Rockwell Collins, Inc.	457	24,513
United Technologies Corp.	4,572	357,942

		1,449,643

Agriculture — 1.0%
Altria Group, Inc.	6,841	228,421
Archer-Daniels-Midland Co.	3,226	87,683
Lorillard, Inc.	193	22,475
Philip Morris International, Inc.	9,896	890,046
Reynolds American, Inc.	1,744	75,585

		1,304,210

Airlines — 0.1%
Southwest Airlines Co.	16,766	147,038

Apparel — 0.1%
Nike, Inc. Class B	351	33,313
Ralph Lauren Corp.	230	34,783

		68,096

Auto Manufacturers — 0.2%
Ford Motor Co.	18,662	184,007
Paccar, Inc.	34	1,361

		185,368

Automotive & Parts — 0.1%
BorgWarner, Inc. (a)	100	6,911
The Goodyear Tire & Rubber Co. (a)	8,261	100,702
Johnson Controls, Inc.	205	5,617

		113,230

Banks — 2.8%
Banco Santander Chile Sponsored ADR (Chile)	4,100	300,284
Bank of America Corp.	58,442	516,043
Bank of New York Mellon Corp.	5,495	124,297
BB&T Corp.	4,512	149,618
Capital One Financial Corp.	2,875	163,904
Comerica, Inc.	4,424	137,365
Fifth Third Bancorp	10,821	167,834

	Number of Shares	Value
First Horizon National Corp.	80	$770
Huntington Bancshares, Inc.	16,410	113,229
KeyCorp	14,772	129,107
M&T Bank Corp.	561	53,385
Northern Trust Corp.	661	30,680
PNC Financial Services Group, Inc.	2,445	154,279
Regions Financial Corp.	18,343	132,253
State Street Corp.	2,485	104,270
SunTrust Banks, Inc.	4,700	132,869
U.S. Bancorp	9,529	326,845
Wells Fargo & Co.	24,464	844,742
Zions Bancorp	2,349	48,519

		3,630,293

Beverages — 1.5%
Brown-Forman Corp. Class B	511	33,343
The Coca-Cola Co.	23,624	896,058
Coca-Cola Enterprises, Inc.	1,585	49,563
Constellation Brands, Inc. Class A (a)	2,422	78,352
Dr. Pepper Snapple Group, Inc.	1,610	71,693
Molson Coors Brewing Co. Class B	936	42,167
Monster Beverage Corp. (a)	400	21,664
PepsiCo, Inc.	9,992	707,134

		1,899,974

Biotechnology — 0.8%
Alexion Pharmaceuticals, Inc. (a)	100	11,440
Amgen, Inc.	7,805	658,118
Biogen Idec, Inc. (a)	1,144	170,719
Celgene Corp. (a)	1,999	152,724
Life Technologies Corp. (a)	371	18,134

		1,011,135

Building Materials — 0.0%
Masco Corp.	2,694	40,545

Chemicals — 1.1%
Air Products & Chemicals, Inc.	810	66,987
Airgas, Inc.	93	7,654
CF Industries Holdings, Inc.	995	221,129
The Dow Chemical Co.	8,893	257,541
E.I. du Pont de Nemours & Co.	4,771	239,838
Eastman Chemical Co.	1,494	85,173
Ecolab, Inc.	24	1,555
International Flavors & Fragrances, Inc.	73	4,349
LyondellBasell Industries NV Class A	1,900	98,154
Monsanto Co.	1,099	100,031
The Mosaic Co.	1,400	80,654
PPG Industries, Inc.	1,014	116,448
Praxair, Inc.	244	25,347
The Sherwin-Williams Co.	557	82,943
Sigma-Aldrich Corp.	249	17,921

		1,405,724

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Coal — 0.1%
Alpha Natural Resources, Inc. (a)	10,762	$70,706
CONSOL Energy, Inc.	257	7,723
Peabody Energy Corp.	2,559	57,040

		135,469

Commercial Services — 0.9%
Apollo Group, Inc. Class A (a)	5,060	146,993
Automatic Data Processing, Inc.	1,121	65,758
DeVry, Inc.	773	17,593
Donnelley (R.R.) & Sons Co.	8,834	93,640
Equifax, Inc.	836	38,941
H&R Block, Inc.	1,442	24,990
Iron Mountain, Inc.	799	27,254
MasterCard, Inc. Class A	5	2,257
McKesson Corp.	2,041	175,587
Moody’s Corp.	435	19,214
Paychex, Inc.	1,713	57,026
Quanta Services, Inc. (a)	1,324	32,703
Robert Half International, Inc.	335	8,921
SAIC, Inc.	13,486	162,371
Total System Services, Inc.	2,421	57,378
Visa, Inc. Class A	820	110,110
Western Union Co.	8,707	158,642

		1,199,378

Computers — 4.3%
Accenture PLC Class A	2,800	196,084
Apple, Inc.	4,568	3,048,044
Cognizant Technology Solutions Corp. Class A (a)	59	4,125
Computer Sciences Corp.	9,075	292,306
Dell, Inc.	10,294	101,499
EMC Corp (a)	10,453	285,053
Hewlett-Packard Co.	13,563	231,385
International Business Machines Corp.	3,840	796,608
Lexmark International, Inc. Class A	6,504	144,714
NetApp, Inc. (a)	2,109	69,344
SanDisk Corp. (a)	50	2,171
Seagate Technology PLC	4,400	136,400
Teradata Corp. (a)	198	14,931
Western Digital Corp.	5,931	229,708

		5,552,372

Cosmetics & Personal Care — 0.9%
Avon Products, Inc.	2,909	46,398
Colgate-Palmolive Co.	1,233	132,202
The Estee Lauder Cos., Inc. Class A	696	42,853
The Procter & Gamble Co.	13,133	910,905

		1,132,358

Distribution & Wholesale — 0.1%
Fastenal Co.	370	15,906
Genuine Parts Co.	936	57,124
W.W. Grainger, Inc.	4	834

		73,864

	Number of Shares	Value
Diversified Financial — 2.4%
American Express Co.	4,788	$272,246
Ameriprise Financial, Inc.	1,195	67,745
BlackRock, Inc.	690	123,027
The Charles Schwab Corp.	2,322	29,698
Citigroup, Inc.	15,384	503,365
CME Group, Inc.	655	37,532
Discover Financial Services	4,295	170,640
E*TRADE Financial Corp. (a)	93	819
Federated Investors, Inc. Class B	361	7,469
Franklin Resources, Inc.	526	65,787
The Goldman Sachs Group, Inc.	3,358	381,737
IntercontinentalExchange, Inc. (a)	184	24,547
Invesco Ltd.	2,323	58,052
JP Morgan Chase & Co.	26,165	1,059,159
Legg Mason, Inc.	347	8,564
Morgan Stanley	1,696	28,391
The NASDAQ OMX Group, Inc.	622	14,490
NYSE Euronext	2,436	60,047
SLM Corp.	2,518	39,583
T. Rowe Price Group, Inc.	786	49,754

		3,002,652

Electric — 1.7%
The AES Corp. (a)	9,277	101,769
Ameren Corp.	4,272	139,566
American Electric Power Co., Inc.	2,496	109,674
CenterPoint Energy, Inc.	2,235	47,606
CMS Energy Corp.	1,410	33,206
Consolidated Edison, Inc.	1,809	108,341
Dominion Resources, Inc.	1,062	56,222
DTE Energy Co.	1,312	78,641
Duke Energy Corp.	3,186	206,453
Edison International	734	33,537
Entergy Corp.	2,211	153,222
Exelon Corp.	1,423	50,630
FirstEnergy Corp.	1,366	60,241
Integrys Energy Group, Inc.	1,161	60,604
NextEra Energy, Inc.	1,336	93,961
Northeast Utilities	122	4,664
NRG Energy, Inc.	8,320	177,965
Pepco Holdings, Inc.	998	18,862
PG&E Corp.	1,923	82,054
Pinnacle West Capital Corp.	1,150	60,720
PPL Corp.	5,284	153,500
Public Service Enterprise Group, Inc.	2,509	80,740
SCANA Corp.	772	37,264
The Southern Co.	1,034	47,657
TECO Energy, Inc.	798	14,157
Wisconsin Energy Corp.	1,096	41,286
Xcel Energy, Inc.	2,845	78,835

		2,131,377

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electrical Components & Equipment — 0.2%
Emerson Electric Co.	3,943	$190,329
Molex, Inc.	1,409	37,028

		227,357

Electronics — 0.1%
Agilent Technologies, Inc.	573	22,032
Amphenol Corp. Class A	636	37,448
FLIR Systems, Inc.	35	699
Jabil Circuit, Inc.	1,902	35,605
PerkinElmer, Inc.	524	15,442
TE Connectivity Ltd.	1,100	37,411
Waters Corp. (a)	60	5,000

		153,637

Energy – Alternate Sources — 0.2%
First Solar, Inc. (a)	8,400	186,018

Engineering & Construction — 0.2%
Fluor Corp.	1,647	92,693
Jacobs Engineering Group, Inc. (a)	2,424	98,003

		190,696

Entertainment — 0.0%
International Game Technology	1,110	14,530

Environmental Controls — 0.2%
Republic Services, Inc.	4,987	137,192
Stericycle, Inc. (a)	87	7,875
Waste Management, Inc.	4,045	129,764

		274,831

Foods — 0.9%
Campbell Soup Co.	1,065	37,083
ConAgra Foods, Inc.	2,384	65,775
Dean Foods Co. (a)	4,410	72,104
General Mills, Inc.	3,794	151,191
H.J. Heinz Co.	2,035	113,858
The Hershey Co.	419	29,703
Hormel Foods Corp.	994	29,065
The J.M. Smucker Co.	1,634	141,063
Kellogg Co.	135	6,974
Mondelez International, Inc.	4,121	170,403
The Kroger Co.	3,434	80,836
McCormick & Co., Inc.	473	29,345
Safeway, Inc.	9,721	156,411
Sysco Corp.	266	8,318
Tyson Foods, Inc. Class A	1,820	29,156
Whole Foods Market, Inc.	536	52,206

		1,173,491

Forest Products & Paper — 0.1%
International Paper Co.	2,407	87,422
MeadWestvaco Corp.	707	21,634

		109,056

	Number of Shares	Value
Gas — 0.1%
AGL Resources, Inc.	16	$655
NiSource, Inc.	1,372	34,958
Sempra Energy	1,602	103,313

		138,926

Hand & Machine Tools — 0.0%
Snap-on, Inc.	85	6,109
Stanley Black & Decker, Inc.	342	26,077

		32,186

Health Care – Products — 1.3%
Baxter International, Inc.	2,422	145,950
Becton, Dickinson & Co.	1,102	86,573
Boston Scientific Corp. (a)	8,221	47,188
C.R. Bard, Inc.	204	21,349
CareFusion Corp. (a)	1,948	55,304
Covidien PLC	1,400	83,188
Intuitive Surgical, Inc. (a)	4	1,982
Johnson & Johnson	10,499	723,486
Medtronic, Inc.	5,569	240,135
St. Jude Medical, Inc.	2,098	88,389
Stryker Corp.	1,859	103,472
Varian Medical Systems, Inc. (a)	174	10,496
Zimmer Holdings, Inc.	1,224	82,767

		1,690,279

Health Care – Services — 0.7%
Aetna, Inc.	3,394	134,402
Cigna Corp.	1,459	68,821
Coventry Health Care, Inc.	1,076	44,858
DaVita, Inc. (a)	373	38,647
Humana, Inc.	655	45,948
Laboratory Corporation of America Holdings (a)	161	14,888
Quest Diagnostics, Inc.	635	40,278
Tenet Healthcare Corp. (a)	517	3,242
Thermo Fisher Scientific, Inc.	1,998	117,542
UnitedHealth Group, Inc.	5,781	320,325
WellPoint, Inc.	1,358	78,778

		907,729

Holding Company – Diversified — 0.0%
Leucadia National Corp.	936	21,294

Home Builders — 0.1%
D.R. Horton, Inc.	759	15,666
Lennar Corp. Class A	400	13,908
PulteGroup, Inc. (a)	6,974	108,097

		137,671

Home Furnishing — 0.0%
Harman International Industries, Inc.	474	21,880
Whirlpool Corp.	354	29,350

		51,230

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Household Products — 0.3%
Avery Dennison Corp.	4,682	$148,981
Beam, Inc.	873	50,233
The Clorox Co.	447	32,206
Kimberly-Clark Corp.	1,060	90,927

		322,347

Housewares — 0.0%
Newell Rubbermaid, Inc.	1,483	28,310

Insurance — 2.7%
ACE Ltd.	1,700	128,520
Aflac, Inc.	2,545	121,855
The Allstate Corp.	4,586	181,651
American International Group, Inc. (a)	9,811	321,703
Aon PLC	1,236	64,630
Assurant, Inc.	6,110	227,903
Berkshire Hathaway, Inc. Class B (a)	9,133	805,530
The Chubb Corp.	1,664	126,930
Cincinnati Financial Corp.	3,024	114,579
Genworth Financial, Inc. Class A (a)	16,155	84,491
The Hartford Financial Services Group, Inc.	3,890	75,622
Lincoln National Corp.	8,158	197,342
Loews Corp.	934	38,537
Marsh & McLennan Cos., Inc.	2,130	72,271
MetLife, Inc.	9,529	328,369
Principal Financial Group, Inc.	3,135	84,457
The Progressive Corp.	1,134	23,519
Prudential Financial, Inc.	2,435	132,732
Torchmark Corp.	820	42,107
The Travelers Cos., Inc.	2,163	147,646
Unum Group	2,335	44,879
XL Group PLC	3,597	86,436

		3,451,709

Internet — 1.0%
Akamai Technologies, Inc. (a)	1,510	57,773
Amazon.com, Inc. (a)	6	1,526
eBay, Inc. (a)	1,965	95,126
Expedia, Inc.	2,873	166,174
F5 Networks, Inc. (a)	160	16,752
Google, Inc. Class A (a)	764	576,438
Netflix, Inc. (a)	816	44,423
Priceline.com, Inc. (a)	104	64,348
Symantec Corp. (a)	7,479	134,622
TripAdvisor, Inc. (a)	73	2,404
VeriSign, Inc. (a)	2,289	111,451
Yahoo!, Inc. (a)	3,434	54,858

		1,325,895

Iron & Steel — 0.3%
Allegheny Technologies, Inc.	19	606
Cliffs Natural Resources, Inc.	1,760	68,869
Nucor Corp.	1,461	55,898

	Number of Shares	Value
United States Steel Corp.	10,567	$201,512

		326,885

Leisure Time — 0.1%
Carnival Corp.	1,473	53,676
Harley-Davidson, Inc.	1,108	46,946

		100,622

Lodging — 0.2%
Marriott International, Inc. Class A	1,613	63,068
Starwood Hotels & Resorts Worldwide, Inc.	560	32,458
Wyndham Worldwide Corp.	1,922	100,866
Wynn Resorts Ltd.	229	26,436

		222,828

Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	2,030	174,661
Ingersoll-Rand PLC	4,000	179,280
Joy Global, Inc.	200	11,212

		365,153

Machinery – Diversified — 0.3%
Cummins, Inc.	833	76,811
Deere & Co.	81	6,682
Eaton Corp.	1,608	75,994
Flowserve Corp.	777	99,254
Rockwell Automation, Inc.	636	44,234
Roper Industries, Inc.	774	85,055
Xylem, Inc.	701	17,630

		405,660

Manufacturing — 2.1%
3M Co.	2,525	233,361
Cooper Industries PLC	1,500	112,590
Danaher Corp.	1,772	97,726
Dover Corp.	903	53,719
General Electric Co.	60,486	1,373,637
Honeywell International, Inc.	4,975	297,256
Illinois Tool Works, Inc.	2,760	164,137
Leggett & Platt, Inc.	695	17,410
Pall Corp.	461	29,269
Parker Hannifin Corp.	1,060	88,595
Textron, Inc.	8,785	229,903
Tyco International Ltd.	500	28,130

		2,725,733

Media — 2.2%
Cablevision Systems Corp. Class A	3,700	58,645
CBS Corp. Class B	3,770	136,964
Comcast Corp. Class A	22,481	804,145
DIRECTV (a)	2,986	156,646
Discovery Communications, Inc. Series A (a)	600	35,778
Gannett Co., Inc.	12,107	214,899
The McGraw-Hill Cos., Inc.	609	33,245

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
News Corp. Class A	6,721	$164,866
Scripps Networks Interactive Class A	724	44,331
Time Warner Cable, Inc.	2,468	234,608
Time Warner, Inc.	5,388	244,238
Viacom, Inc. Class B	2,290	122,721
The Walt Disney Co.	10,682	558,455
The Washington Post Co. Class B	91	33,036

		2,842,577

Metal Fabricate & Hardware — 0.0%
Precision Castparts Corp.	9	1,470

Mining — 0.1%
Alcoa, Inc.	11,746	103,952
Freeport-McMoRan Copper & Gold, Inc.	548	21,690
Newmont Mining Corp.	84	4,705
Titanium Metals Corp.	73	937
Vulcan Materials Co.	798	37,745

		169,029

Office Equipment/Supplies — 0.3%
Pitney Bowes, Inc.	14,499	200,376
Xerox Corp.	16,873	123,848

		324,224

Oil & Gas — 4.8%
Anadarko Petroleum Corp.	17	1,189
Apache Corp.	1,458	126,073
Cabot Oil & Gas Corp.	96	4,310
Chesapeake Energy Corp.	1,998	37,702
Chevron Corp.	10,650	1,241,364
ConocoPhillips	12,110	692,450
Denbury Resources, Inc. (a)	1,485	23,998
Devon Energy Corp.	1,117	67,579
Diamond Offshore Drilling, Inc.	985	64,823
Ensco PLC Class A	4,100	223,696
EOG Resources, Inc.	91	10,197
EQT Corp.	69	4,071
Exxon Mobil Corp.	20,129	1,840,797
Helmerich & Payne, Inc.	3,340	159,017
Hess Corp.	747	40,129
Marathon Oil Corp.	3,685	108,965
Marathon Petroleum Corp.	2,342	127,850
Murphy Oil Corp.	3,122	167,620
Nabors Industries Ltd. (a)	3,399	47,688
Newfield Exploration Co. (a)	800	25,056
Noble Energy, Inc.	23	2,132
Occidental Petroleum Corp.	3,530	303,792
Phillips 66	6,305	292,363
Pioneer Natural Resources Co.	3	313
QEP Resources, Inc.	98	3,103
Range Resources Corp.	99	6,917
Rowan Cos. PLC Class A (a)	1,609	54,336
Sunoco, Inc.	2,785	130,422

	Number of Shares	Value
Tesoro Corp.	5,286	$221,483
Valero Energy Corp.	4,110	130,205
WPX Energy, Inc. (a)	677	11,231

		6,170,871

Oil & Gas Services — 0.4%
Baker Hughes, Inc.	2,074	93,807
Cameron International Corp. (a)	37	2,075
FMC Technologies, Inc. (a)	72	3,334
Halliburton Co.	1,771	59,665
National Oilwell Varco, Inc.	1,409	112,875
Schlumberger Ltd.	2,895	209,395

		481,151

Packaging & Containers — 0.2%
Ball Corp.	2,520	106,621
Bemis Co., Inc.	3,877	122,009
Owens-Illinois, Inc. (a)	2,522	47,313
Sealed Air Corp.	347	5,365

		281,308

Pharmaceuticals — 3.1%
Abbott Laboratories	7,804	535,042
Allergan, Inc.	61	5,586
AmerisourceBergen Corp.	3,360	130,066
Bristol-Myers Squibb Co.	7,312	246,780
Cardinal Health, Inc.	1,155	45,010
DENTSPLY International, Inc.	261	9,954
Eli Lilly & Co.	7,907	374,871
Express Scripts Holding Co. (a)	3,545	222,165
Forest Laboratories, Inc. (a)	1,534	54,626
Gilead Sciences, Inc. (a)	2,626	174,182
Hospira, Inc. (a)	24	788
Mead Johnson Nutrition Co.	124	9,087
Merck & Co., Inc.	20,129	907,818
Mylan, Inc. (a)	1,859	45,360
Patterson Cos., Inc.	1,761	60,297
Pfizer, Inc.	44,557	1,107,241
Watson Pharmaceuticals, Inc. (a)	361	30,743

		3,959,616

Pipelines — 0.0%
Kinder Morgan, Inc.	60	2,131
ONEOK, Inc.	100	4,831
Spectra Energy Corp.	171	5,021
The Williams Cos., Inc.	33	1,154

		13,137

Real Estate — 0.0%
CBRE Group, Inc. (a)	98	1,804

Real Estate Investment Trusts (REITS) — 0.5%
American Tower Corp.	498	35,552
Apartment Investment & Management Co. Class A	64	1,663
AvalonBay Communities, Inc.	164	22,302

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Boston Properties, Inc.	347	$38,382
Equity Residential	801	46,082
HCP, Inc.	1,676	74,548
Health Care REIT, Inc.	474	27,374
Host Hotels & Resorts, Inc.	130	2,087
Kimco Realty Corp.	1,410	28,581
Plum Creek Timber Co., Inc.	673	29,504
Prologis, Inc.	2,216	77,626
Public Storage	147	20,458
Simon Property Group, Inc.	1,064	161,526
Ventas, Inc.	836	52,041
Vornado Realty Trust	565	45,793
Weyerhaeuser Co.	77	2,013

		665,532

Retail — 3.0%
Abercrombie & Fitch Co. Class A	127	4,308
AutoNation, Inc. (a)	120	5,240
AutoZone, Inc. (a)	176	65,062
Bed Bath & Beyond, Inc. (a)	673	42,399
Best Buy Co., Inc.	8,608	147,971
Big Lots, Inc. (a)	1,870	55,315
Chipotle Mexican Grill, Inc. (a)	20	6,351
Coach, Inc.	1,384	77,532
Costco Wholesale Corp.	1,198	119,950
CVS Caremark Corp.	9,313	450,935
Darden Restaurants, Inc.	173	9,645
Dollar Tree, Inc. (a)	1,460	70,481
Family Dollar Stores, Inc.	47	3,116
GameStop Corp. Class A	14,361	301,581
The Gap, Inc.	4,405	157,611
The Home Depot, Inc.	6,310	380,935
J.C. Penney Co., Inc.	96	2,332
Kohl’s Corp.	1,461	74,832
Limited Brands, Inc.	760	37,438
Lowe’s Cos., Inc.	629	19,021
Macy’s, Inc.	3,940	148,223
McDonald’s Corp.	965	88,539
Nordstrom, Inc.	711	39,233
O’Reilly Automotive, Inc. (a)	974	81,446
Ross Stores, Inc.	2,396	154,782
Staples, Inc.	10,483	120,764
Starbucks Corp.	95	4,821
Target Corp.	3,067	194,662
Tiffany & Co.	11	681
The TJX Cos., Inc.	5,340	239,178
Urban Outfitters, Inc. (a)	760	28,546
Wal-Mart Stores, Inc.	7,253	535,271
Walgreen Co.	3,706	135,047
Yum! Brands, Inc.	836	55,460

		3,858,708

Savings & Loans — 0.0%
Hudson City Bancorp, Inc.	3,735	29,731

	Number of Shares	Value
People’s United Financial, Inc.	1,059	$12,856

		42,587

Semiconductors — 0.9%
Advanced Micro Devices, Inc. (a)	18,590	62,648
Altera Corp.	197	6,695
Analog Devices, Inc.	1,459	57,178
Applied Materials, Inc.	8,567	95,651
Broadcom Corp. Class A (a)	2,424	83,822
Intel Corp.	20,011	453,849
KLA-Tencor Corp.	1,698	81,003
Lam Research Corp. (a)	463	14,716
Linear Technology Corp.	681	21,690
LSI Corp. (a)	9,726	67,207
Microchip Technology, Inc.	1,524	49,896
Micron Technology, Inc. (a)	1,233	7,379
NVIDIA Corp. (a)	4,285	57,162
Teradyne, Inc. (a)	980	13,936
Texas Instruments, Inc.	2,545	70,115
Xilinx, Inc.	1,361	45,471

		1,188,418

Software — 2.4%
Adobe Systems, Inc. (a)	2,705	87,804
Autodesk, Inc. (a)	547	18,254
BMC Software, Inc. (a)	3,222	133,681
CA, Inc.	8,085	208,310
Cerner Corp. (a)	400	30,964
Citrix Systems, Inc. (a)	745	57,045
The Dun & Bradstreet Corp.	1,149	91,483
Electronic Arts, Inc. (a)	886	11,243
Fidelity National Information Services, Inc.	1,860	58,069
Fiserv, Inc. (a)	747	55,301
Intuit, Inc.	589	34,680
Microsoft Corp.	49,541	1,475,331
Oracle Corp.	21,788	686,104
Red Hat, Inc. (a)	124	7,061
Salesforce.com, Inc. (a)	415	63,366

		3,018,696

Telecommunications — 2.7%
AT&T, Inc.	28,670	1,080,859
CenturyLink, Inc.	1,754	70,862
Cisco Systems, Inc.	47,224	901,506
Corning, Inc.	5,374	70,668
Crown Castle International Corp. (a)	800	51,280
Frontier Communications Corp.	17,970	88,053
Harris Corp.	554	28,376
JDS Uniphase Corp. (a)	4	50
Juniper Networks, Inc. (a)	648	11,087
MetroPCS Communications, Inc. (a)	12,465	145,965
Motorola Solutions, Inc.	734	37,104
QUALCOMM, Inc.	3,188	199,218

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sprint Nextel Corp. (a)	16,787	$92,664
Verizon Communications, Inc.	14,732	671,337
Windstream Corp.	51	516

		3,449,545

Textiles — 0.0%
Cintas Corp.	49	2,031

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	447	17,062
Mattel, Inc.	1,361	48,288

		65,350

Transportation — 0.7%
C.H. Robinson Worldwide, Inc.	154	9,017
CSX Corp.	8,573	177,890
Expeditors International of Washington, Inc.	84	3,054
FedEx Corp.	986	83,435
Norfolk Southern Corp.	2,273	144,631
Ryder System, Inc.	1,174	45,856
Union Pacific Corp.	2,270	269,449
United Parcel Service, Inc. Class B	1,715	122,743

		856,075

TOTAL COMMON STOCK (Cost $60,274,577)		66,546,436

PREFERRED STOCK — 0.0%
Retail — 0.0%
Orchard Supply Hardware Stores Corp. Series A (a)	5	10

TOTAL PREFERRED STOCK (Cost $12)		10

TOTAL EQUITIES (Cost $60,274,589)		66,546,446

	Principal Amount
BONDS & NOTES — 32.3%

CORPORATE DEBT — 11.5%
Advertising — 0.1%
WPP Finance 8.000% 9/15/14	$90,000	101,033
WPP Finance 2010 4.750% 11/21/21	20,000	21,911

		122,944

Aerospace & Defense — 0.2%
BAE Systems Holdings, Inc. (b) 6.375% 6/01/19	50,000	59,496
Goodrich Corp. 6.125% 3/01/19	20,000	25,013

	Principal Amount	Value
L-3 Communications Corp. 4.750% 7/15/20	$5,000	$5,520
L-3 Communications Corp. 6.375% 10/15/15	100,000	101,150
United Technologies Corp. 6.125% 7/15/38	15,000	20,347

		211,526

Agriculture — 0.1%
Altria Group, Inc. 2.850% 8/09/22	35,000	34,919
Altria Group, Inc. 4.250% 8/09/42	20,000	19,878
Bunge Ltd. Finance Corp. 3.200% 6/15/17	45,000	47,179
Philip Morris International, Inc. 6.375% 5/16/38	5,000	6,926

		108,902

Banks — 0.7%
Associated Banc-Corp. 5.125% 3/28/16	75,000	82,342
Bank of America Corp. 3.625% 3/17/16	55,000	58,003
Bank of America Corp. 4.500% 4/01/15	35,000	37,492
Bank of America Corp. 5.875% 2/07/42	40,000	46,756
Bank of America Corp. Series L 5.650% 5/01/18	60,000	68,411
Capital One Financial Corp. 2.125% 7/15/14	30,000	30,611
Capital One Financial Corp. 7.375% 5/23/14	35,000	38,520
Credit Suisse AG 5.400% 1/14/20	70,000	76,508
Credit Suisse New York 5.500% 5/01/14	35,000	37,379
First Horizon National Corp. 5.375% 12/15/15	65,000	71,113
ICICI Bank Ltd. (b) 4.750% 11/25/16	45,000	46,602
ICICI Bank Ltd. (b) 5.500% 3/25/15	70,000	73,757
Regions Financial Corp. 5.750% 6/15/15	50,000	53,687
The Toronto-Dominion Bank 2.375% 10/19/16	60,000	63,111
UBS AG 5.750% 4/25/18	55,000	64,814
Wachovia Corp. 5.750% 6/15/17	5,000	5,993
Wells Fargo & Co. 3.625% 4/15/15	40,000	42,820

		897,919

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Beverages — 0.0%
Molson Coors Brewing Co. 5.000% 5/01/42	$15,000	$16,758

Biotechnology — 0.0%
Amgen, Inc. 5.150% 11/15/41	45,000	50,143

Building Materials — 0.2%
CRH America, Inc. 8.125% 7/15/18	10,000	12,161
Lafarge North America, Inc. 6.875% 7/15/13	60,000	61,713
Lafarge SA (b) 6.200% 7/09/15	125,000	135,000
Masco Corp. 7.125% 8/15/13	45,000	46,817
Owens Corning, Inc. 9.000% 6/15/19	10,000	12,586

		268,277

Chemicals — 0.3%
Braskem Finance Ltd. (b) 5.750% 4/15/21	45,000	47,700
Cabot Corp. 5.000% 10/01/16	75,000	84,173
Cytec Industries, Inc. 8.950% 7/01/17	15,000	18,535
The Dow Chemical Co. 8.550% 5/15/19	15,000	20,115
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	5,000	6,285
Ecolab, Inc. 4.350% 12/08/21	15,000	17,017
Incitec Pivot Ltd. (b) 4.000% 12/07/15	75,000	77,813
Methanex Corp. 5.250% 3/01/22	5,000	5,342
RPM International, Inc. 6.250% 12/15/13	70,000	73,523
Valspar Corp. 7.250% 6/15/19	25,000	30,913

		381,416

Commercial Services — 0.1%
Brambles USA, Inc. (b) 3.950% 4/01/15	55,000	57,654
Deluxe Corp. 7.375% 6/01/15	20,000	20,350
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	30,000	30,975
ERAC USA Finance Co. (b) 6.700% 6/01/34	35,000	41,793

		150,772

	Principal Amount	Value
Computers — 0.0%
Brocade Communications Systems, Inc. 6.625% 1/15/18	$10,000	$10,375
Brocade Communications Systems, Inc. 6.875% 1/15/20	5,000	5,400
International Business Machines Corp. 5.600% 11/30/39	30,000	39,987

		55,762

Cosmetics & Personal Care — 0.0%
The Procter & Gamble Co. 5.800% 8/15/34	10,000	13,651

Diversified Financial — 1.8%
American Express Co. 6.150% 8/28/17	50,000	60,822
American Express Co. 7.250% 5/20/14	25,000	27,594
American Express Co. 8.125% 5/20/19	30,000	40,585
The Bear Stearns Cos., Inc. 7.250% 2/01/18	60,000	74,871
BlackRock, Inc. 5.000% 12/10/19	20,000	23,766
BlackRock, Inc. 6.250% 9/15/17	45,000	55,059
Citigroup, Inc. 5.375% 8/09/20	50,000	57,806
Citigroup, Inc. 5.500% 10/15/14	40,000	43,134
Citigroup, Inc. 5.500% 2/15/17	115,000	127,365
Citigroup, Inc. 5.875% 5/29/37	5,000	5,880
Citigroup, Inc. 5.875% 1/30/42	20,000	24,096
Citigroup, Inc. 6.375% 8/12/14	80,000	87,057
Citigroup, Inc. 8.125% 7/15/39	15,000	22,273
Citigroup, Inc. 8.500% 5/22/19	30,000	39,675
Eaton Vance Corp. 6.500% 10/02/17	20,000	24,152
Ford Motor Credit Co. LLC 2.750% 5/15/15	15,000	15,298
Ford Motor Credit Co. LLC 3.875% 1/15/15	245,000	256,048
Ford Motor Credit Co. LLC 8.700% 10/01/14	25,000	28,379
General Electric Capital Corp. 5.300% 2/11/21	65,000	74,592
General Electric Capital Corp. 6.000% 8/07/19	30,000	36,489

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
General Electric Capital Corp. 6.875% 1/10/39	$55,000	$73,486
The Goldman Sachs Group, Inc. 5.375% 3/15/20	45,000	50,218
The Goldman Sachs Group, Inc. 5.625% 1/15/17	35,000	38,574
The Goldman Sachs Group, Inc. 5.750% 1/24/22	40,000	46,075
The Goldman Sachs Group, Inc. 6.345% 2/15/34	20,000	20,094
HSBC Finance Corp. 6.676% 1/15/21	30,000	34,791
Hyundai Capital America (b) (c) 1.625% 10/02/15	30,000	30,015
Janus Capital Group, Inc. 6.700% 6/15/17	50,000	56,591
JP Morgan Chase & Co. 3.450% 3/01/16	85,000	90,631
JP Morgan Chase & Co. 4.500% 1/24/22	40,000	44,370
JP Morgan Chase & Co. 4.950% 3/25/20	70,000	79,953
JP Morgan Chase & Co. 5.600% 7/15/41	20,000	23,983
Lazard Group LLC 6.850% 6/15/17	75,000	84,645
Lazard Group LLC 7.125% 5/15/15	95,000	104,767
Merrill Lynch & Co., Inc. 7.750% 5/14/38	20,000	25,117
Morgan Stanley 3.800% 4/29/16	30,000	31,000
Morgan Stanley 4.200% 11/20/14	130,000	135,132
Morgan Stanley 5.450% 1/09/17	60,000	65,436
Morgan Stanley 5.625% 9/23/19	50,000	54,624
TD Ameritrade Holding Corp. 4.150% 12/01/14	15,000	16,027

		2,230,470

Electric — 0.9%
The AES Corp. 7.750% 10/15/15	25,000	28,250
Ameren Corp. 8.875% 5/15/14	70,000	77,866
CMS Energy Corp. 2.750% 5/15/14	115,000	116,658
CMS Energy Corp. 5.050% 2/15/18	80,000	89,918
CMS Energy Corp. 6.875% 12/15/15	10,000	11,351

	Principal Amount	Value
EDP Finance BV (b) 5.375% 11/02/12	$210,000	$210,510
Florida Power & Light Co. 4.950% 6/01/35	25,000	29,911
Georgia Power Co. 4.300% 3/15/42	25,000	26,669
Kansas Gas & Electric Co. 5.647% 3/29/21	60,862	66,590
LG&E and KU Energy LLC 4.375% 10/01/21	60,000	65,782
MidAmerican Energy Holdings Co. 5.950% 5/15/37	70,000	87,729
Nevada Power Co. Series N 6.650% 4/01/36	20,000	27,585
NiSource Finance Corp. 5.800% 2/01/42	40,000	47,289
Oncor Electric Delivery Co. 6.800% 9/01/18	5,000	6,171
Oncor Electric Delivery Co. 7.500% 9/01/38	15,000	19,579
Pacific Gas & Electric Co. 5.800% 3/01/37	25,000	31,943
Southern California Edison Co. 5.950% 2/01/38	20,000	26,889
Tenaska Oklahoma I LP (b) 6.528% 12/30/14	43,462	44,360
Tri-State Generation & Transmission Association, Series 2003, Class A (b) 6.040% 1/31/18	63,686	70,108
Virginia Electric and Power Co. 6.350% 11/30/37	30,000	41,918
Wisconsin Public Service Corp. 5.650% 11/01/17	50,000	58,343

		1,185,419

Electrical Components & Equipment — 0.1%
Anixter, Inc. 5.950% 3/01/15	130,000	137,963
Energizer Holdings, Inc. 4.700% 5/24/22	40,000	42,427

		180,390

Electronics — 0.1%
Amphenol Corp. 4.000% 2/01/22	20,000	21,111
Arrow Electronics, Inc. 6.000% 4/01/20	45,000	50,819
PerkinElmer, Inc. 5.000% 11/15/21	30,000	33,388

		105,318

Entertainment — 0.1%
International Game Technology 5.500% 6/15/20	25,000	27,346

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Peninsula Gaming LLC 8.375% 8/15/15	$60,000	$62,700

		90,046

Environmental Controls — 0.0%
Republic Services, Inc. 3.800% 5/15/18	30,000	33,357
Republic Services, Inc. 5.250% 11/15/21	5,000	5,919

		39,276

Foods — 0.2%
ConAgra Foods, Inc. 7.000% 4/15/19	40,000	50,192
Kraft Foods, Inc. 4.125% 2/09/16	60,000	65,886
Kraft Foods, Inc. 6.500% 2/09/40	20,000	27,091
Ralcorp Holdings, Inc. 4.950% 8/15/20	30,000	31,458
Ralcorp Holdings, Inc. 6.625% 8/15/39	55,000	58,288
Tyson Foods, Inc. 4.500% 6/15/22	30,000	31,425

		264,340

Forest Products & Paper — 0.1%
International Paper Co. 4.750% 2/15/22	20,000	22,710
International Paper Co. 7.300% 11/15/39	25,000	33,093
International Paper Co. 9.375% 5/15/19	15,000	20,283
The Mead Corp. 7.550% 3/01/47	50,000	53,446
Rock-Tenn Co. 5.625% 3/15/13	25,000	25,313

		154,845

Gas — 0.0%
Boston Gas Co. (b) 4.487% 2/15/42	10,000	10,991

Health Care – Products — 0.0%
Boston Scientific Corp. 6.000% 1/15/20	35,000	41,603
Johnson & Johnson 5.850% 7/15/38	10,000	14,171

		55,774

Health Care – Services — 0.3%
Apria Healthcare Group, Inc. 11.250% 11/01/14	130,000	133,250
Cigna Corp. 2.750% 11/15/16	40,000	42,182

	Principal Amount	Value
Cigna Corp. 5.125% 6/15/20	$20,000	$23,085
HCA, Inc. 8.500% 4/15/19	30,000	33,825
Kaiser Foundation Hospitals 3.500% 4/01/22	15,000	15,887
Roche Holdings, Inc. (b) 6.000% 3/01/19	15,000	18,832
Roche Holdings, Inc. (b) 7.000% 3/01/39	5,000	7,535
UnitedHealth Group, Inc. 6.875% 2/15/38	45,000	62,471

		337,067

Holding Company – Diversified — 0.3%
Hutchison Whampoa International Ltd. (b) 5.750% 9/11/19	45,000	53,203
Leucadia National Corp. 7.750% 8/15/13	350,000	365,750

		418,953

Home Builders — 0.0%
Toll Brothers Finance Corp. 4.950% 3/15/14	5,000	5,236

Home Furnishing — 0.0%
Whirlpool Corp. 8.600% 5/01/14	20,000	22,232

Household Products — 0.0%
Church & Dwight Co., Inc. 3.350% 12/15/15	30,000	31,720

Housewares — 0.0%
Toro Co. 7.800% 6/15/27	40,000	47,893

Insurance — 0.5%
Aflac, Inc. 8.500% 5/15/19	25,000	33,485
The Allstate Corp. 5.550% 5/09/35	30,000	36,792
The Allstate Corp. 7.450% 5/16/19	10,000	13,090
American International Group, Inc. 3.000% 3/20/15	50,000	51,774
American International Group, Inc. 3.650% 1/15/14	10,000	10,295
CNA Financial Corp. 7.350% 11/15/19	40,000	49,634
The Hartford Financial Services Group, Inc. 4.000% 3/30/15	60,000	63,265
ING US, Inc. (b) 5.500% 7/15/22	30,000	31,295
Lincoln National Corp. 4.300% 6/15/15	20,000	21,367

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Lincoln National Corp. 8.750% 7/01/19	$50,000	$65,514
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	45,000	50,564
MetLife, Inc. Series A 6.817% 8/15/18	10,000	12,583
Principal Financial Group, Inc. 8.875% 5/15/19	30,000	40,000
Prudential Financial, Inc. 3.875% 1/14/15	45,000	47,796
Prudential Financial, Inc. 4.500% 11/15/20	25,000	27,803
Prudential Financial, Inc. 4.750% 9/17/15	75,000	82,598
Prudential Financial, Inc. 6.200% 11/15/40	15,000	17,917
The Travelers Cos., Inc. 6.250% 6/15/37	25,000	33,697

		689,469

Internet — 0.1%
Expedia, Inc. 7.456% 8/15/18	65,000	76,893

Investment Companies — 0.1%
Xstrata Finance Canada (b) 2.850% 11/10/14	50,000	51,402
Xstrata Finance Canada (b) 5.800% 11/15/16	45,000	50,843

		102,245

Iron & Steel — 0.3%
Allegheny Technologies, Inc. 5.950% 1/15/21	35,000	38,635
Allegheny Technologies, Inc. 9.375% 6/01/19	25,000	32,300
ArcelorMittal 4.000% 8/05/15	50,000	49,684
ArcelorMittal 5.500% 8/05/20	60,000	57,716
ArcelorMittal 9.250% 2/15/15	115,000	126,500
Reliance Steel & Aluminum Co. 6.200% 11/15/16	55,000	61,626
Reliance Steel & Aluminum Co. 6.850% 11/15/36	55,000	60,719

		427,180

Lodging — 0.3%
Choice Hotels International, Inc. 5.700% 8/28/20	55,000	59,402
Marriott International, Inc. 5.810% 11/10/15	15,000	16,949
Marriott International, Inc. 6.200% 6/15/16	180,000	206,674

	Principal Amount	Value
Wyndham Worldwide Corp. 2.950% 3/01/17	$15,000	$15,126
Wynn Las Vegas LLC 7.750% 8/15/20	15,000	16,687

		314,838

Machinery – Diversified — 0.1%
Xylem, Inc. 3.550% 9/20/16	40,000	42,742
Xylem, Inc. 4.875% 10/01/21	20,000	22,539

		65,281

Manufacturing — 0.1%
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	40,000	49,463
Tyco Electronics Group SA 6.550% 10/01/17	40,000	48,373

		97,836

Media — 0.3%
CBS Corp. 7.875% 7/30/30	40,000	54,407
Comcast Corp. 6.400% 5/15/38	35,000	44,822
NBCUniversal Media LLC 6.400% 4/30/40	5,000	6,346
News America, Inc. 6.900% 8/15/39	25,000	32,441
Scholastic Corp. 5.000% 4/15/13	80,000	80,600
Time Warner Cable, Inc. 4.000% 9/01/21	30,000	33,078
Time Warner Cable, Inc. 6.750% 6/15/39	25,000	32,582
Time Warner Cable, Inc. 8.250% 4/01/19	10,000	13,422
Time Warner Cable, Inc. 8.750% 2/14/19	10,000	13,615
Time Warner, Inc. 4.700% 1/15/21	35,000	40,200
Time Warner, Inc. 6.100% 7/15/40	25,000	31,001
Time Warner, Inc. 6.250% 3/29/41	5,000	6,335
Viacom, Inc. 6.250% 4/30/16	40,000	46,906

		435,755

Metal Fabricate & Hardware — 0.0%
The Timken Co. 6.000% 9/15/14	25,000	26,958

Mining — 0.2%
AngloGold Ashanti Holdings PLC 5.125% 8/01/22	35,000	35,641

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Newcrest Finance Property Ltd. (b) 4.450% 11/15/21	$50,000	$51,261
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	50,000	68,370
Teck Resources Ltd. 10.750% 5/15/19	5,000	6,026
Vale Overseas Ltd. 6.250% 1/23/17	65,000	75,170
Vale Overseas Ltd. 6.875% 11/10/39	15,000	17,495
Vulcan Materials Co. 6.500% 12/01/16	20,000	21,950

		275,913

Office Equipment/Supplies — 0.0%
Xerox Corp. 4.250% 2/15/15	30,000	31,862

Office Furnishings — 0.1%
Steelcase, Inc. 6.375% 2/15/21	75,000	80,584

Oil & Gas — 0.7%
Anadarko Petroleum Corp. 6.450% 9/15/36	30,000	37,168
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	10,000	8,056
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	90,000	80,831
ConocoPhillips 6.500% 2/01/39	20,000	28,780
Devon Energy Corp. 5.600% 7/15/41	40,000	47,458
EQT Corp. 4.875% 11/15/21	25,000	26,291
Motiva Enterprises LLC (b) 5.750% 1/15/20	40,000	47,762
Motiva Enterprises LLC (b) 6.850% 1/15/40	35,000	46,526
Nexen, Inc. 7.500% 7/30/39	5,000	7,126
Pemex Project Funding Master Trust 6.625% 6/15/38	5,000	6,275
Petrobras International Finance Co. 3.875% 1/27/16	45,000	47,601
Petrobras International Finance Co. 5.375% 1/27/21	50,000	56,339
Petrobras International Finance Co. 6.750% 1/27/41	20,000	24,823
Petroleos Mexicanos 5.500% 1/21/21	60,000	70,350
Phillips 66 (b) 4.300% 4/01/22	20,000	21,897
Phillips 66 (b) 5.875% 5/01/42	20,000	23,748

	Principal Amount	Value
Pioneer Natural Resources Co. 5.875% 7/15/16	$50,000	$56,962
Rowan Cos., Inc. 5.000% 9/01/17	30,000	33,092
Shell International Finance BV 5.500% 3/25/40	15,000	19,801
Talisman Energy, Inc. 5.500% 5/15/42	20,000	22,522
Tesoro Corp. 6.500% 6/01/17	50,000	51,688
Transocean, Inc. 5.050% 12/15/16	40,000	44,698
Valero Energy Corp. 6.125% 2/01/20	40,000	48,586

		858,380

Oil & Gas Services — 0.1%
Baker Hughes, Inc. 5.125% 9/15/40	40,000	49,029
Hornbeck Offshore Services, Inc. Convertible 1.625% 11/15/26	29,000	30,160
Weatherford International Ltd. 4.500% 4/15/22	25,000	26,146
Weatherford International Ltd. 5.950% 4/15/42	20,000	21,039

		126,374

Packaging & Containers — 0.1%
Sealed Air Corp. (b) 5.625% 7/15/13	45,000	46,125
Sonoco Products Co. 4.375% 11/01/21	25,000	26,911

		73,036

Pharmaceuticals — 0.2%
Abbott Laboratories 5.600% 11/30/17	55,000	67,495
McKesson Corp. 4.750% 3/01/21	30,000	34,950
McKesson Corp. 6.000% 3/01/41	30,000	40,979
Merck & Co., Inc. 5.850% 6/30/39	10,000	13,702
Mylan, Inc. (b) 7.625% 7/15/17	10,000	11,075
Pfizer, Inc. 7.200% 3/15/39	35,000	54,857
Teva Pharmaceutical Finance Co. LLC 6.150% 2/01/36	25,000	33,028

		256,086

Pipelines — 0.7%
Boardwalk Pipelines LLC 5.500% 2/01/17	40,000	44,093

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CenterPoint Energy Resources Corp. 4.500% 1/15/21	$25,000	$28,345
CenterPoint Energy Resources Corp. 5.850% 1/15/41	20,000	25,368
DCP Midstream LLC (b) 9.750% 3/15/19	5,000	6,427
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	25,000	26,572
Enogex LLC (b) 6.875% 7/15/14	120,000	128,464
Enterprise Products Operating LP 3.200% 2/01/16	25,000	26,356
Gulf South Pipeline Co. LP (b) 5.050% 2/01/15	40,000	43,266
Kern River Funding Corp. (b) 4.893% 4/30/18	99,075	108,320
Kinder Morgan Energy Partners LP 6.000% 2/01/17	25,000	29,361
Kinder Morgan Energy Partners LP 6.500% 2/01/37	25,000	30,098
Kinder Morgan Energy Partners LP 6.950% 1/15/38	5,000	6,393
Kinder Morgan Finance Co. LLC (b) 6.000% 1/15/18	35,000	37,934
ONEOK Partners LP 3.250% 2/01/16	25,000	26,363
ONEOK Partners LP 6.125% 2/01/41	30,000	36,034
Rockies Express Pipeline LLC (b) 6.250% 7/15/13	110,000	112,200
Southern Natural Gas Co. LLC (b) 5.900% 4/01/17	55,000	64,533
TransCanada PipeLines Ltd. 6.200% 10/15/37	30,000	40,693
Williams Partners LP 5.250% 3/15/20	75,000	86,911

		907,731

Real Estate Investment Trusts (REITS) — 0.2%
Boston Properties LP 3.700% 11/15/18	20,000	21,686
Boston Properties LP 4.125% 5/15/21	30,000	32,457
Brandywine Operating Partners LP 4.950% 4/15/18	40,000	42,973
DDR Corp. 4.750% 4/15/18	15,000	16,642
DDR Corp. 7.875% 9/01/20	15,000	19,336
ERP Operating LP 4.625% 12/15/21	15,000	17,286
Host Hotels & Resorts LP 9.000% 5/15/17	20,000	21,800

	Principal Amount	Value
UDR, Inc. 4.625% 1/10/22	$40,000	$44,148
Ventas Realty LP/Ventas Capital Corp. 4.250% 3/01/22	20,000	21,269

		237,597

Retail — 0.2%
CVS Caremark Corp. 6.125% 9/15/39	10,000	13,037
CVS Pass-Through Trust (b) 5.926% 1/10/34	59,096	69,652
The Home Depot, Inc. 5.950% 4/01/41	30,000	40,740
McDonald’s Corp. 6.300% 10/15/37	25,000	35,832
O’Reilly Automotive, Inc. 4.875% 1/14/21	40,000	44,511
QVC, Inc. (b) 5.125% 7/02/22	10,000	10,590
Wal-Mart Stores, Inc. 5.625% 4/15/41	40,000	53,362

		267,724

Savings & Loans — 0.2%
First Niagara Financial Group, Inc. 7.250% 12/15/21	35,000	40,226
Glencore Funding LLC (b) 6.000% 4/15/14	150,000	157,639
Washington Mutual Bank (d) 5.650% 8/15/14	180,000	2

		197,867

Software — 0.0%
Microsoft Corp. 3.000% 10/01/20	5,000	5,477

Telecommunications — 0.8%
America Movil SAB de CV 5.000% 3/30/20	25,000	29,270
America Movil SAB de CV 6.125% 3/30/40	30,000	39,035
American Tower Corp. 4.500% 1/15/18	60,000	66,209
AT&T, Inc. 6.500% 9/01/37	65,000	86,535
British Telecom PLC STEP 9.625% 12/15/30	15,000	24,413
CenturyLink, Inc. 5.500% 4/01/13	45,000	45,923
CenturyLink, Inc. 5.800% 3/15/22	10,000	10,881
CenturyLink, Inc. 6.150% 9/15/19	30,000	33,615
CenturyLink, Inc. 7.600% 9/15/39	10,000	10,576

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CenturyLink, Inc. 7.650% 3/15/42	$10,000	$10,654
Cisco Systems, Inc. 5.500% 1/15/40	10,000	12,839
Deutsche Telekom International Finance BV STEP 8.750% 6/15/30	15,000	22,562
Embarq Corp. 7.082% 6/01/16	30,000	35,423
Juniper Networks, Inc. 4.600% 3/15/21	25,000	26,926
Juniper Networks, Inc. 5.950% 3/15/41	35,000	39,066
Rogers Communications, Inc. 7.500% 8/15/38	5,000	7,213
Telecom Italia Capital 6.000% 9/30/34	10,000	8,850
Telecom Italia Capital 6.175% 6/18/14	70,000	73,675
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	25,000	25,777
Telefonica Emisiones SAU 2.582% 4/26/13	75,000	75,094
Telefonica Emisiones SAU 3.992% 2/16/16	65,000	64,675
Telefonica Emisiones SAU 5.462% 2/16/21	30,000	29,400
Verizon Communications, Inc. 8.750% 11/01/18	30,000	41,885
Verizon Global Funding Corp. 7.750% 12/01/30	40,000	59,458
Virgin Media Secured Finance PLC 6.500% 1/15/18	100,000	109,500
Windstream Corp. 8.125% 8/01/13	5,000	5,250

		994,704

Transportation — 0.3%
Asciano Finance (b) 5.000% 4/07/18	55,000	59,068
Bristow Group, Inc. 7.500% 9/15/17	15,000	15,622
Canadian National Railway Co. 5.850% 11/15/17	30,000	36,220
Canadian National Railway Co. 6.375% 11/15/37	20,000	28,426
CSX Corp. 7.250% 5/01/27	10,000	13,034
Norfolk Southern Corp. 6.000% 5/23/2111	20,000	24,082
Ryder System, Inc. 2.500% 3/01/18	110,000	111,306
Union Pacific Corp. 4.000% 2/01/21	25,000	28,129

		315,887

	Principal Amount	Value
Trucking & Leasing — 0.3%
GATX Corp. 3.500% 7/15/16	$40,000	$41,271
GATX Corp. 4.750% 5/15/15	35,000	37,480
GATX Corp. 4.750% 6/15/22	30,000	31,701
GATX Corp. 8.750% 5/15/14	100,000	111,843
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 2.500% 3/15/16	60,000	59,984
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 3.125% 5/11/15	45,000	46,039

		328,318

TOTAL CORPORATE DEBT (Cost $13,336,962)		14,652,035

MUNICIPAL OBLIGATIONS — 0.2%
Access Group, Inc., Delaware VRN 1.703% 9/01/37	50,000	42,627
State of California 5.950% 4/01/16	35,000	40,026
State of California BAB 7.550% 4/01/39	25,000	33,913
State of Illinois 5.365% 3/01/17	100,000	111,262

		227,828

TOTAL MUNICIPAL OBLIGATIONS (Cost $205,521)		227,828

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.9%
Automobile ABS — 0.2%
Chesapeake Funding LLC, Series 2009-2A, Class A FRN (b) 1.971% 9/15/21	88,639	89,580
First Investors Auto Owner Trust 2012-2, Series 2012-2A, Class A2 (b) 1.470% 5/15/18	50,000	50,065
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class A3 (b) 1.400% 10/15/14	69,100	69,236

		208,881

Commercial MBS — 2.1%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.920% 2/10/51	160,000	189,062
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.395% 2/10/51	75,000	89,972

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	$75,000	$86,028
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	50,000	54,291
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	10,816	10,879
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	75,000	88,268
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.933% 9/11/38	85,000	95,191
COMM 2012-CCRE1 Mortgage Trust, Series 2012-CR1, Class A3 3.391% 5/15/45	50,000	53,684
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 6.002% 12/10/49	83,000	98,624
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	97,860	101,900
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (b) 6.407% 2/15/41	165,000	97,153
GS Mortgage Securities Corporation II, Series 2011-GC3, Class A2 (b) 3.645% 3/10/44	100,000	108,252
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-C6, Class AS 4.117% 5/15/45	40,000	43,240
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class AS 4.271% 6/16/45	55,000	60,264
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-C6, Class B VRN 4.819% 5/15/45	50,000	54,528
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class B VRN 5.142% 6/16/45	30,000	32,201
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	100,000	114,009

	Principal Amount	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class AS 3.792% 8/15/45	$65,000	$67,740
Morgan Stanley Capital I, Series 2011-C2, Class A2 (b) 3.476% 6/15/44	100,000	108,321
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (b) 5.200% 6/15/44	100,000	112,328
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	40,000	43,892
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	93,868	96,435
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.455% 1/11/43	35,000	42,547
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.585% 8/15/39	50,000	54,196
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4 VRN 1.000% 2/15/51	35,000	41,294
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	150,000	171,797
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN 6.077% 2/15/51	11,982	12,012
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (b) 3.349% 11/15/43	88,171	95,208
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class A3 3.001% 8/15/45	50,000	52,103
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (b) 3.791% 2/15/44	100,000	109,057
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class AS VRN 4.090% 6/15/45	40,000	41,921
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class B 4.311% 8/15/45	40,000	40,652
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class B (b) 4.740% 3/15/44	50,000	53,517
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class B VRN 4.941% 6/15/45	45,000	48,232
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class B VRN (b) 5.825% 11/15/44	25,000	28,896

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WFRBS Commercial Mortgage Trust 2011-C2, Series 2011-C2, Class A4 VRN (b) 4.869% 2/15/44	$122,000	$145,148

		2,742,842

Home Equity ABS — 0.8%
ACE Securities Corp. Series 2005-AG1, Class A1B1 FRN 0.487% 8/25/35	76,819	75,454
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C STEP 0.577% 7/25/35	31,056	30,494
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.587% 11/25/34	39,601	39,327
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.657% 6/25/35	51,952	49,468
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class A3 STEP 0.597% 11/25/35	14,157	14,108
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.317% 5/25/36	2,352	2,345
Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A2 FRN 0.327% 7/25/36	30,408	29,663
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (b) 0.627% 12/25/33	16,153	16,155
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.447% 9/25/34	9,940	9,796
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.707% 12/25/35	32,797	31,434
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF7, Class M1 FRN 0.667% 7/25/35	83,000	74,297
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.457% 1/25/36	33,115	27,725
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.647% 4/25/35	33,191	28,070
Home Equity Asset Trust, Series 2007-2, Class 2A1 FRN 0.327% 7/25/37	15,490	15,441
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.387% 8/25/36	36,171	34,240

	Principal Amount	Value
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.397% 7/25/36	$33,346	$33,167
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 STEP 0.497% 8/25/45	17,537	17,290
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 0.767% 6/25/35	61,550	53,535
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 1.012% 2/25/35	60,000	52,776
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (b) 0.951% 6/28/35	77,294	69,838
New Century Home Equity Loan Trust, Series 2005-1, Class M1 FRN 0.667% 3/25/35	45,000	36,153
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 STEP 0.687% 5/25/35	35,712	34,227
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.597% 8/25/35	53,449	52,588
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.736% 3/25/35	47,501	44,032
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.407% 3/25/36	31,253	30,872
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.557% 3/25/36	35,282	34,818
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.577% 8/25/35	35,466	34,749
Wells Fargo Home Equity Trust, Series 2006-1, Class A3 FRN 0.367% 5/25/36	30,234	30,018

		1,002,080

Other ABS — 0.6%
Adams Outdoor Advertising LP, Series 2010-1, Class A (b) 5.438% 12/20/40	97,340	108,273
CLI Funding LLC, Series 2012-1A, Class A (b) 4.210% 6/18/27	97,273	100,687
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2 (b) 5.216% 1/25/42	49,625	54,038

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Newport Waves CDO (Acquired 3/30/07, Cost $249,710), Series 2007-1A, Class A3LS FRN (b) (e) 0.979% 6/20/14	$250,000	$207,075
NuCO2 Funding LLC, Series 2008-1A, Class A1 (b) 7.250% 6/25/38	100,000	102,900
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (b) 4.370% 7/15/41	85,794	88,957
Triton Container Finance LLC, Series 2006-1A FRN (b) 0.390% 11/26/21	83,333	81,011

		742,941

Student Loans ABS — 0.8%
Access Group, Inc. Series 2004-1, Class A4 FRN 1.700% 12/27/32	25,000	21,393
Access Group, Inc. Series 2007-A, Class A2 FRN 0.557% 8/25/26	59,383	57,493
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.372% 3/28/17	4,202	4,199
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 0.224% 1/25/47	75,000	63,750
Education Funding Capital Trust I, Series 2004-1, Class A2 FRN 0.549% 12/15/22	69,405	69,185
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.717% 6/15/43	50,000	48,000
Education Funding Capital Trust I, Series 2003-3, Class A4 FRN 1.731% 12/15/32	75,000	74,421
Education Funding Capital Trust I, Series 2003-3, Class A8 FRN 1.728% 12/15/42	100,000	94,554
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.930% 6/15/43	50,000	36,245
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.327% 3/25/26	35,523	35,066
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (b) 1.017% 4/25/46	37,139	37,444
SLC Student Loan Trust Series 2006-A, Class A5 FRN 0.625% 7/15/36	100,000	93,371
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 2.731% 9/15/28	50,000	47,056

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (b) 1.630% 12/15/16	$150,000	$150,000
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (b) 1.713% 12/15/16	50,000	50,000
SLM Student Loan Trust, Series 2003-10A, Class B FRN (b) 3.370% 12/17/46	75,000	57,000
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.979% 3/15/38	36,966	29,518
SLM Student Loan Trust, Series 2003-5, Class A7 2.490% 6/17/30	50,000	46,092

		1,014,787

WL Collateral CMO — 0.4%
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.138% 9/25/33	5,416	4,302
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 3.089% 2/25/34	9,256	8,444
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 2.757% 8/25/34	8,249	7,248
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.409% 1/19/38	86,145	61,767
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.577% 7/25/35	24,628	23,635
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.327% 5/25/37	92,129	43,564
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.656% 8/25/34	28,826	21,934
Merrill Lynch Mortgage Investors Trust, Series 2005-AR1, Class A1A FRN 0.497% 6/25/36	13,758	13,758
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.467% 8/25/36	26,718	23,044
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.727% 7/25/33	1,960	1,970
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 2.870% 2/25/34	3,357	3,365
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.750% 2/25/34	150	144

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Reremic Trust, Series 2009-IO, Class A1 (b) 3.000% 1/17/13	$36,028	$36,118
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (b) 2.500% 3/23/51	65,582	66,115
Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B FRN 0.477% 7/25/35	15,727	15,138
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.397% 6/25/46	171,156	69,390
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 2.919% 3/25/34	19,125	17,158
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.548% 4/25/44	44,233	40,568

		457,662

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.467% 11/25/37	45,966	45,011
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 3.182% 6/25/32	14,003	11,608

		56,619

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $6,280,122)		6,225,812

SOVEREIGN DEBT OBLIGATIONS — 0.3%
Colombia Government International Bond 7.375% 3/18/19	40,000	52,900
Mexico Government International Bond 4.750% 3/08/44	65,000	72,312
Peruvian Government International Bond 6.550% 3/14/37	20,000	29,450
Poland Government International Bond 6.375% 7/15/19	50,000	61,750
Province of Quebec Canada 7.500% 9/15/29	20,000	30,953
Republic of Brazil International Bond 5.625% 1/07/41	65,000	83,200
United Mexican States 5.125% 1/15/20	35,000	41,825
United Mexican States 6.750% 9/27/34	35,000	49,840

		422,230

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $354,162)		422,230

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 8.1%
Collateralized Mortgage Obligations — 0.1%
U.S. Department of Veteran Affairs, Series 1992-1, Class 2Z 7.750% 5/15/22	$66,295	$76,165

Pass-Through Securities — 8.0%
Federal Home Loan Mortgage Corp.
Pool #J14564 3.500% 2/01/26	307,259	324,854
Pool #Q01704 4.500% 6/01/41	141,921	153,308
Pool #Q03086 4.500% 9/01/41	534,652	577,550
Pool #G05253 5.000% 2/01/39	61,700	66,798
Pool #E85389 6.000% 9/01/16	11,586	12,435
Pool #G11431 6.000% 2/01/18	4,814	5,203
Pool #E85015 6.500% 8/01/16	4,747	5,096
Pool #G00729 8.000% 6/01/27	33,800	39,703
Pool #554904 9.000% 3/01/17	111	120
Federal Home Loan Mortgage Corp. TBA
Pool #2786 3.500% 6/01/25 (c)	100,000	105,781
Pool #1513 4.000% 6/01/40 (c)	975,000	1,048,201
Pool #E5548 4.500% 5/01/39 (c)	200,000	215,203
Federal National Mortgage Association
Pool #725692 2.300% 10/01/33	34,301	36,517
Pool #888586 2.372% 10/01/34	64,917	69,326
Pool #AI5233 4.000% 9/01/41	76,458	82,261
Pool #586036 6.000% 5/01/16	2,794	2,901
Pool #564594 7.000% 1/01/31	8,922	10,191
Pool #253795 7.000% 5/01/31	13,101	15,004
Pool #507061 7.500% 10/01/29	932	1,092
Pool #527761 7.500% 2/01/30	2,323	2,694
Pool #531196 7.500% 2/01/30	1,724	2,024

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #534119 7.500% 3/01/30	$714	$838
Pool #534420 7.500% 3/01/30	1,468	1,721
Pool #253183 7.500% 4/01/30	5,249	6,144
Pool #529259 7.500% 4/01/30	2,858	3,334
Pool #253265 7.500% 5/01/30	6,734	7,877
Pool #535248 8.000% 4/01/30	312	370
Pool #539460 8.000% 5/01/30	2,125	2,531
Pool #546988 8.000% 7/01/30	2,728	3,006
Pool #190317 8.000% 8/01/31	3,826	4,551
Federal National Mortgage Association TBA
Pool #1866 2.500% 5/01/27 (c)	800,000	841,000
Pool #4491 3.000% 11/01/26 (c)	800,000	848,062
Pool #1817 3.000% 6/01/42 (c)	779,000	822,271
Pool #1202 3.500% 12/01/41 (c)	490,000	525,525
Pool #3043 4.000% 8/01/40 (c)	192,000	206,895
Pool #25956 5.000% 11/01/36 (c)	400,000	436,375
Pool #45519 5.500% 2/01/35 (c)	544,000	596,445
Pool #53813 6.000% 7/01/35 (c)	600,000	662,531
Government National Mortgage Association
Pool #738313 4.500% 5/15/41	431,937	474,911
Pool #738422 4.500% 6/15/41	362,052	398,074
Pool #760389 5.000% 10/15/41	342,219	378,473
Pool #351528 7.000% 8/15/23	9,994	11,009
Pool #352049 7.000% 10/15/23	2,733	3,115
Pool #588012 7.000% 7/15/32	7,031	8,178
Pool #591581 7.000% 8/15/32	3,143	3,670
Pool #185306 7.500% 4/15/17	3,721	4,031

	Principal Amount	Value
Pool #199170 7.500% 5/15/17	$143	$150
Pool #189371 7.500% 6/15/17	1,638	1,784
Government National Mortgage Association II FRN
Pool #82488 3.000% 3/20/40	65,614	68,797
Pool #82462 3.500% 1/20/40	66,422	70,757
Government National Mortgage Association TBA
Pool #991 3.000% 6/01/42 (c)	200,000	214,172
Pool #3734 3.500% 11/01/41 (c)	200,000	219,188
Pool #4536 4.000% 10/01/41 (c)	200,000	220,578
Pool #9891 5.000% 4/01/38 (c)	200,000	220,562
Pool #20549 6.000% 10/01/35 (c)	200,000	225,844

		10,269,031

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $10,238,249)		10,345,196

U.S. TREASURY OBLIGATIONS — 7.3%
U.S. Treasury Bonds & Notes — 7.3%
U.S. Treasury Bond 2.750% 8/15/42	25,000	24,590
U.S. Treasury Bond 3.125% 11/15/41	810,000	863,099
U.S. Treasury Bond 4.375% 5/15/40	50,000	66,165
U.S. Treasury Bond 4.500% 2/15/36	100,000	133,328
U.S. Treasury Bond 5.375% 2/15/31	330,000	477,101
U.S. Treasury Note (f) 0.250% 12/15/14	890,000	889,819
U.S. Treasury Note 0.250% 5/15/15	3,195,000	3,191,655
U.S. Treasury Note 1.500% 8/31/18	865,000	898,816
U.S. Treasury Note 1.625% 8/15/22	460,000	459,490
U.S. Treasury Note 1.875% 9/30/17	1,010,000	1,071,681
U.S. Treasury Note 2.125% 8/15/21	435,000	460,152

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note (f) 2.500% 3/31/13	$825,000	$834,600

		9,370,496

TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,346,343)		9,370,496

TOTAL BONDS & NOTES (Cost $39,761,359)		41,243,597

	Number of Shares
MUTUAL FUNDS — 7.7%
Diversified Financial — 7.7%
iPath Goldman Sachs Crude Oil Total Return Index ETN (a)	13,400	298,954
iShares MSCI Canada Index Fund	30,000	853,800
iShares MSCI EAFE Index Fund	92,900	4,923,700
iShares MSCI Mexico Investable Market Index Fund	16,500	1,078,935
iShares MSCI Turkey Investable Market Index Fund	4,700	262,636
Japan Smaller Capitalization Fund, Inc.	102,734	738,658
Market Vectors Poland ETF	10,010	206,506
Market Vectors Russia ETF	8,000	230,320
Vanguard MSCI Emerging Markets ETF	30,800	1,285,900

		9,879,409

TOTAL MUTUAL FUNDS (Cost $10,824,713)		9,879,409

TOTAL LONG-TERM INVESTMENTS (Cost $110,860,661)		117,669,452

	Principal Amount
SHORT-TERM INVESTMENTS — 13.8%
Commercial Paper — 13.0%
AGL Capital Corp. (b) 0.456% 10/10/12	$951,000	950,893
Apache Corp. (b) 0.456% 10/19/12	786,000	785,823
BAT International Finance (b) 0.436% 10/26/12	1,000,000	999,701
Centrica PLC (b) 0.406% 10/24/12	1,000,000	999,745
DCP Midstream LLC (b) 0.426% 10/11/12	1,000,000	999,883

	Principal Amount	Value
FMC Technologies, Inc. (b) 0.436% 10/16/12	$791,000	$790,858
Kinder Morgan Energy (b) 0.507% 10/23/12	1,023,000	1,022,687
Marathon Oil Corp. (b) 0.456% 10/16/12	642,000	641,880
National Fuel Gas Co. 0.456% 10/10/12	1,000,000	999,888
Northeast Utilities (b) 0.416% 10/18/12	1,000,000	999,806
NYSE Euronext, Inc. (b) 0.375% 10/05/12	823,000	822,966
ONEOK, Inc. (b) 0.396% 10/10/12	647,000	646,937
South Carolina Electric & Gas 0.355% 10/04/12	432,000	431,987
Talisman Energy, Inc. (b) 0.456% 10/02/12	600,000	599,993
VF Corp. (b) 0.457% 10/15/12	738,000	737,871
Volvo Group Treasury (b) 0.456% 10/26/12	1,000,000	999,688
VW Credit, Inc. (b) 0.385% 10/11/12	819,000	818,914
Weatherford International Ltd. (b) 0.517% 10/12/12	1,000,000	999,844
WPP CP Finance PLC (b) 0.487% 10/01/12	679,000	679,000
Xstrata Finance Canada (b) 0.456% 10/03/12	665,000	664,984

		16,593,348

Repurchase Agreement — 0.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/28/12, 0.010%, due 10/01/12 (g)	1,091,656	1,091,656

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/12	1,406	1,406

TOTAL SHORT-TERM INVESTMENTS (Cost $17,686,410)		17,686,410

TOTAL INVESTMENTS — 105.9% (Cost $128,547,071) (h)		135,355,862

Other Assets/(Liabilities) — (5.9)%		(7,547,795)

NET ASSETS — 100.0%		$127,808,067

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ABS	Asset-Backed Security
ADR	American Depositary Receipt
BAB	Build America Bonds
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, these securities amounted to a value of $19,725,264 or 15.43% of net assets.
(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)	Security is currently in default due to bankruptcy or payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2012, these securities amounted to a value of $2 or 0.00% of net assets.
(e)	Restricted security. Certain securities are restricted as to resale. At September 30, 2012, these securities amounted to a value of $207,075 or 0.16% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	Maturity value of $1,091,657. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/15/17, and an aggregate market value, including accrued interest, of $1,113,964.
(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments

September 30, 2012

	Number of Shares	Value
EQUITIES — 95.9%

COMMON STOCK — 95.9%
Auto Manufacturers — 1.7%
Ford Motor Co.	215,250	$2,122,365
Navistar International Corp. (a)	29,780	628,060

		2,750,425

Banks — 9.2%
M&T Bank Corp.	40,460	3,850,173
PNC Financial Services Group, Inc.	48,050	3,031,955
SunTrust Banks, Inc.	86,540	2,446,486
Wells Fargo & Co.	146,260	5,050,358

		14,378,972

Beverages — 4.8%
The Coca-Cola Co.	66,760	2,532,207
Molson Coors Brewing Co. Class B	59,180	2,666,059
PepsiCo, Inc.	32,240	2,281,625

		7,479,891

Chemicals — 2.6%
Celanese Corp. Series A	20,300	769,573
The Mosaic Co.	56,710	3,267,063

		4,036,636

Commercial Services — 2.3%
AerCap Holdings NV (a)	130,500	1,631,250
Quanta Services, Inc. (a)	82,860	2,046,642

		3,677,892

Computers — 1.1%
Apple, Inc.	2,550	1,701,513

Cosmetics & Personal Care — 1.0%
The Procter & Gamble Co.	22,980	1,593,893

Diversified Financial — 3.5%
BlackRock, Inc.	8,680	1,547,644
Citigroup, Inc.	24,430	799,350
The Goldman Sachs Group, Inc.	27,480	3,123,926

		5,470,920

Electric — 3.2%
American Electric Power Co., Inc.	45,810	2,012,891
Edison International	34,640	1,582,702
Public Service Enterprise Group, Inc.	42,030	1,352,525

		4,948,118

Electronics — 1.0%
TE Connectivity Ltd.	46,330	1,575,683

Foods — 1.0%
Kellogg Co.	30,430	1,572,014

Forest Products & Paper — 1.8%
Rock-Tenn Co. Class A	39,990	2,886,478

	Number of Shares	Value
Gas — 0.6%
NiSource, Inc.	34,700	$884,156

Health Care – Products — 2.0%
Baxter International, Inc.	52,800	3,181,728

Health Care – Services — 7.1%
Humana, Inc.	99,130	6,953,969
UnitedHealth Group, Inc.	76,880	4,259,921

		11,213,890

Household Products — 1.2%
Church & Dwight Co., Inc.	34,700	1,873,453

Housewares — 0.5%
Newell Rubbermaid, Inc.	41,160	785,744

Insurance — 7.5%
ACE Ltd.	50,230	3,797,388
Marsh & McLennan Cos., Inc.	135,090	4,583,604
MetLife, Inc.	43,820	1,510,037
The Travelers Cos., Inc.	27,700	1,890,802

		11,781,831

Machinery – Diversified — 0.6%
AGCO Corp. (a)	20,080	953,398

Manufacturing — 5.6%
Honeywell International, Inc.	93,230	5,570,493
Tyco International Ltd.	57,350	3,226,511

		8,797,004

Media — 3.0%
Comcast Corp. Class A	107,430	3,842,771
Viacom, Inc. Class B	15,320	820,999

		4,663,770

Oil & Gas — 9.7%
Apache Corp.	15,120	1,307,426
Chevron Corp.	75,990	8,857,395
Exxon Mobil Corp.	54,660	4,998,657

		15,163,478

Oil & Gas Services — 1.0%
Baker Hughes, Inc.	36,250	1,639,588

Pharmaceuticals — 6.1%
Merck & Co., Inc.	123,470	5,568,497
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	95,340	3,948,029

		9,516,526

Retail — 7.9%
Lowe’s Cos., Inc.	115,080	3,480,019
Target Corp.	83,680	5,311,170
Walgreen Co.	97,090	3,537,960

		12,329,149

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Semiconductors — 2.2%
Analog Devices, Inc.	41,710	$1,634,615
Xilinx, Inc.	56,270	1,879,981

		3,514,596

Telecommunications — 7.7%
AT&T, Inc.	63,311	2,386,825
Cisco Systems, Inc.	160,940	3,072,345
Juniper Networks, Inc. (a)	175,250	2,998,527
Verizon Communications, Inc.	78,720	3,587,270

		12,044,967

TOTAL COMMON STOCK (Cost $135,254,269)		150,415,713

TOTAL EQUITIES (Cost $135,254,269)		150,415,713

TOTAL LONG-TERM INVESTMENTS (Cost $135,254,269)		150,415,713

	Principal Amount
SHORT-TERM INVESTMENTS — 4.3%
Repurchase Agreement — 4.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/28/12, 0.010%, due 10/01/12 (b)	$6,785,906	6,785,906

TOTAL SHORT-TERM INVESTMENTS (Cost $6,785,906)		6,785,906

TOTAL INVESTMENTS — 100.2% (Cost $142,040,175) (c)		157,201,619

Other Assets/ (Liabilities) — (0.2)%		(303,149)

NET ASSETS — 100.0%		$156,898,470

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $6,785,912. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 5/01/25, and an aggregate market value, including accrued interest, of $6,921,708.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments

September 30, 2012

	Number of Shares	Value
EQUITIES — 100.0%

COMMON STOCK — 100.0%
Advertising — 0.1%
Clear Channel Outdoor Holdings, Inc. Class A (a)	1,000	$5,980
The Interpublic Group of Companies, Inc.	8,900	98,968
Lamar Advertising Co. Class A (a)	1,100	40,766

		145,714

Aerospace & Defense — 1.3%
Alliant Techsystems, Inc.	4,800	240,528
The Boeing Co.	3,200	222,784
Exelis, Inc.	20,400	210,936
General Dynamics Corp.	9,680	640,042
L-3 Communications Holdings, Inc.	3,960	283,972
Lockheed Martin Corp.	3,200	298,816
Northrop Grumman Corp.	15,450	1,026,343
Raytheon Co.	17,570	1,004,301

		3,927,722

Agriculture — 0.6%
Altria Group, Inc.	15,500	517,545
Archer-Daniels-Midland Co.	21,700	589,806
Philip Morris International, Inc.	4,000	359,760
Reynolds American, Inc.	5,940	257,440

		1,724,551

Airlines — 0.4%
Copa Holdings SA Class A	3,600	292,572
Delta Air Lines, Inc. (a)	61,800	566,088
Southwest Airlines Co.	23,000	201,710

		1,060,370

Auto Manufacturers — 1.1%
Ford Motor Co.	157,800	1,555,908
General Motors Co. (a)	39,500	898,625
Navistar International Corp. (a)	23,800	501,942
Oshkosh Corp. (a)	12,200	334,646

		3,291,121

Automotive & Parts — 0.3%
Lear Corp.	9,400	355,226
TRW Automotive Holdings Corp. (a)	11,690	510,970

		866,196

Banks — 8.2%
Associated Banc-Corp.	11,450	150,797
Bank of America Corp.	432,773	3,821,386
Bank of Hawaii Corp.	3,320	151,458
Bank of New York Mellon Corp.	47,850	1,082,367
BB&T Corp.	31,819	1,055,118
BOK Financial Corp.	1,200	70,920
Capital One Financial Corp.	18,250	1,040,432

	Number of Shares	Value
CapitalSource, Inc.	57,400	$435,092
City National Corp.	1,970	101,475
Comerica, Inc.	8,600	267,030
Commerce Bancshares, Inc.	3,384	136,477
Cullen/Frost Bankers, Inc.	1,300	74,659
East West Bancorp, Inc.	15,700	331,584
Fifth Third Bancorp	48,160	746,962
First Citizens BancShares, Inc. Class A	438	71,350
First Horizon National Corp.	3,016	29,044
First Republic Bank	2,600	89,596
Fulton Financial Corp.	4,800	47,328
Huntington Bancshares, Inc.	45,071	310,990
KeyCorp	48,700	425,638
M&T Bank Corp.	4,075	387,777
Northern Trust Corp.	4,700	218,150
PNC Financial Services Group, Inc.	17,436	1,100,212
Popular, Inc. (a)	13,400	233,562
Regions Financial Corp.	63,460	457,547
State Street Corp.	17,900	751,084
SunTrust Banks, Inc.	24,100	681,307
SVB Financial Group (a)	1,700	102,782
Synovus Financial Corp.	95,000	225,150
U.S. Bancorp	73,090	2,506,987
Valley National Bancorp	13,668	136,953
Wells Fargo & Co.	189,210	6,533,421
Zions Bancorp	950	19,622

		23,794,257

Beverages — 0.3%
Brown-Forman Corp. Class B	1,050	68,513
Coca-Cola Enterprises, Inc.	4,620	144,467
Constellation Brands, Inc. Class A (a)	9,530	308,295
Molson Coors Brewing Co. Class B	5,560	250,478

		771,753

Biotechnology — 0.2%
Bio-Rad Laboratories, Inc. Class A (a)	1,980	211,305
Charles River Laboratories International, Inc. (a)	3,400	134,640
Life Technologies Corp. (a)	3,460	169,125

		515,070

Building Materials — 0.1%
Fortune Brands Home & Security, Inc. (a)	4,200	113,442
Martin Marietta Materials, Inc.	700	58,009

		171,451

Chemicals — 1.9%
Air Products & Chemicals, Inc.	3,100	256,370
Albemarle Corp.	2,500	131,700
Ashland, Inc.	2,800	200,480

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cabot Corp.	6,200	$226,734
CF Industries Holdings, Inc.	2,868	637,384
Cytec Industries, Inc.	2,900	190,008
The Dow Chemical Co.	49,410	1,430,914
Eastman Chemical Co.	2,500	142,525
Huntsman Corp.	39,000	582,270
Kronos Worldwide, Inc.	7,500	112,050
LyondellBasell Industries NV Class A	11,700	604,422
The Mosaic Co.	7,200	414,792
RPM International, Inc.	2,500	71,350
W.R. Grace & Co. (a)	200	11,816
Westlake Chemical Corp.	5,900	431,054

		5,443,869

Coal — 0.3%
Alpha Natural Resources, Inc. (a)	56,657	372,236
Peabody Energy Corp.	14,600	325,434
Walter Energy, Inc.	10,500	340,830

		1,038,500

Commercial Services — 0.9%
Aaron’s, Inc.	500	13,905
Booz Allen Hamilton Holding Corp.	28,000	387,800
CoreLogic, Inc. (a)	4,700	124,691
Corrections Corporation of America	1,900	63,555
DeVry, Inc.	1,900	43,244
Donnelley (R.R.) & Sons Co.	31,900	338,140
Equifax, Inc.	2,300	107,134
Genpact Ltd.	6,200	103,416
H&R Block, Inc.	3,900	67,587
Hertz Global Holdings, Inc. (a)	6,500	89,245
KAR Auction Services, Inc. (a)	700	13,818
Manpower, Inc.	4,000	147,200
Paychex, Inc.	300	9,987
Quanta Services, Inc. (a)	5,300	130,910
SAIC, Inc.	40,400	486,416
Service Corp. International	15,100	203,246
Total System Services, Inc.	2,400	56,880
Towers Watson & Co. Class A	1,200	63,660
Verisk Analytics, Inc. Class A (a)	2,100	99,981

		2,550,815

Computers — 1.6%
Brocade Communications Systems, Inc. (a)	89,300	528,209
Computer Sciences Corp.	19,870	640,013
Dell, Inc.	55,800	550,188
Diebold, Inc.	4,600	155,066
DST Systems, Inc.	400	22,624
Hewlett-Packard Co.	87,700	1,496,162
Lexmark International, Inc. Class A	9,600	213,600
Synopsys, Inc. (a)	11,000	363,220
Western Digital Corp.	14,800	573,204

		4,542,286

	Number of Shares	Value
Cosmetics & Personal Care — 2.6%
Avon Products, Inc.	6,200	$98,890
Colgate-Palmolive Co.	1,310	140,458
The Procter & Gamble Co.	104,310	7,234,942

		7,474,290

Distribution & Wholesale — 0.2%
Ingram Micro, Inc. Class A (a)	2,900	44,167
Tech Data Corp. (a)	7,900	357,870
WESCO International, Inc. (a)	1,200	68,640

		470,677

Diversified Financial — 6.4%
American Express Co.	13,000	739,180
Ameriprise Financial, Inc.	9,630	545,925
BlackRock, Inc.	2,180	388,694
CBOE Holdings, Inc.	3,900	114,738
The Charles Schwab Corp.	37,500	479,625
CIT Group, Inc. (a)	600	23,634
Citigroup, Inc.	102,271	3,346,307
CME Group, Inc.	6,160	352,968
Discover Financial Services	22,400	889,952
E*TRADE Financial Corp. (a)	3,300	29,073
Federated Investors, Inc. Class B	500	10,345
Franklin Resources, Inc.	2,970	371,458
The Goldman Sachs Group, Inc.	24,570	2,793,117
Interactive Brokers Group, Inc. Class A	1,900	26,638
Invesco Ltd.	12,300	307,377
Janus Capital Group, Inc.	7,900	74,576
JP Morgan Chase & Co.	157,827	6,388,837
Legg Mason, Inc.	5,200	128,336
LPL Financial Holdings, Inc.	4,900	139,846
Morgan Stanley	32,900	550,746
The NASDAQ OMX Group, Inc.	4,800	111,816
NYSE Euronext	11,800	290,870
Raymond James Financial, Inc.	4,500	164,925
SLM Corp.	23,000	361,560
TD Ameritrade Holding Corp.	5,100	78,387

		18,708,930

Electric — 5.5%
The AES Corp. (a)	44,000	482,680
Alliant Energy Corp.	5,800	251,662
Ameren Corp.	22,460	733,768
American Electric Power Co., Inc.	23,530	1,033,908
CenterPoint Energy, Inc.	16,500	351,450
CMS Energy Corp.	12,500	294,375
Consolidated Edison, Inc.	11,160	668,373
Dominion Resources, Inc.	6,700	354,698
DTE Energy Co.	7,410	444,155
Duke Energy Corp.	27,814	1,802,347
Edison International	5,780	264,088
Entergy Corp.	13,800	956,340

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Exelon Corp.	16,175	$575,507
FirstEnergy Corp.	10,427	459,831
Great Plains Energy, Inc.	2,537	56,474
Hawaiian Electric Industries, Inc.	8,000	210,480
Integrys Energy Group, Inc.	2,940	153,468
MDU Resources Group, Inc.	3,700	81,548
NextEra Energy, Inc.	12,910	907,960
Northeast Utilities	3,281	125,433
NRG Energy, Inc.	32,400	693,036
NV Energy, Inc.	27,800	500,678
OGE Energy Corp.	1,460	80,972
Pepco Holdings, Inc.	1,110	20,979
PG&E Corp.	12,430	530,388
Pinnacle West Capital Corp.	5,860	309,408
PPL Corp.	36,300	1,054,515
Public Service Enterprise Group, Inc.	16,200	521,316
SCANA Corp.	4,420	213,353
The Southern Co.	14,050	647,565
TECO Energy, Inc.	8,030	142,452
Westar Energy, Inc.	4,400	130,504
Wisconsin Energy Corp.	11,860	446,766
Xcel Energy, Inc.	20,820	576,922

		16,077,399

Electrical Components & Equipment — 0.3%
Emerson Electric Co.	2,400	115,848
Energizer Holdings, Inc.	2,700	201,447
General Cable Corp. (a)	4,100	120,458
Hubbell, Inc. Class B	1,800	145,332
Molex, Inc.	9,400	247,032

		830,117

Electronics — 0.7%
Arrow Electronics, Inc. (a)	8,100	273,051
Avnet, Inc. (a)	9,500	276,355
AVX Corp.	30,100	288,659
Dolby Laboratories, Inc. Class A (a)	3,000	98,250
Garmin Ltd.	6,100	254,614
Itron, Inc. (a)	7,800	336,570
Jabil Circuit, Inc.	700	13,104
PerkinElmer, Inc.	4,410	129,963
Vishay Intertechnology, Inc. (a)	39,400	387,302

		2,057,868

Energy – Alternate Sources — 0.2%
Covanta Holding Corp.	32,000	549,120

Engineering & Construction — 1.0%
AECOM Technology Corp. (a)	45,100	954,316
Chicago Bridge & Iron Co. NV	10,400	396,136
Engility Holdings, Inc. (a)	12,873	237,507
Jacobs Engineering Group, Inc. (a)	6,800	274,924
KBR, Inc.	10,800	322,056
McDermott International, Inc. (a)	9,900	120,978
The Shaw Group, Inc. (a)	1,100	47,982

	Number of Shares	Value
URS Corp.	13,200	$466,092

		2,819,991

Entertainment — 0.2%
International Game Technology	3,800	49,742
The Madison Square Garden Co. Class A (a)	4,889	196,880
Penn National Gaming, Inc. (a)	900	38,790
Regal Entertainment Group Class A	24,500	344,715

		630,127

Environmental Controls — 0.5%
Republic Services, Inc.	24,090	662,716
Waste Connections, Inc.	4,050	122,513
Waste Management, Inc.	17,340	556,267

		1,341,496

Foods — 1.5%
Campbell Soup Co.	1,000	34,820
ConAgra Foods, Inc.	13,200	364,188
Dean Foods Co. (a)	9,400	153,690
General Mills, Inc.	4,540	180,919
H.J. Heinz Co.	4,230	236,669
Hillshire Brands Co.	1,360	36,421
Hormel Foods Corp.	2,900	84,796
Ingredion, Inc.	2,370	130,729
The J.M. Smucker Co.	5,840	504,167
Mondelez International, Inc.	40,450	1,672,607
Ralcorp Holdings, Inc. (a)	700	51,100
Safeway, Inc.	29,500	474,655
Smithfield Foods, Inc. (a)	20,100	394,965
Sysco Corp.	400	12,508
Tyson Foods, Inc. Class A	10,200	163,404

		4,495,638

Forest Products & Paper — 0.3%
Domtar Corp.	4,200	328,818
International Paper Co.	12,500	454,000
MeadWestvaco Corp.	3,200	97,920

		880,738

Gas — 0.5%
AGL Resources, Inc.	4,260	174,277
Atmos Energy Corp.	2,850	102,002
Energen Corp.	2,000	104,820
NiSource, Inc.	3,290	83,829
Sempra Energy	11,210	722,933
UGI Corp.	5,390	171,132
Vectren Corp.	4,150	118,690

		1,477,683

Hand & Machine Tools — 0.1%
Kennametal, Inc.	1,300	48,204
Regal-Beloit Corp.	100	7,048
Snap-on, Inc.	2,030	145,896

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Stanley Black & Decker, Inc.	35	$2,669

		203,817

Health Care – Products — 2.7%
Alere, Inc. (a)	15,200	296,248
Baxter International, Inc.	300	18,078
Boston Scientific Corp. (a)	34,700	199,178
CareFusion Corp. (a)	6,000	170,340
The Cooper Cos., Inc.	1,200	113,352
Covidien PLC	6,100	362,462
Henry Schein, Inc. (a)	500	39,635
Hill-Rom Holdings, Inc.	1,200	34,872
Hologic, Inc. (a)	7,500	151,800
Johnson & Johnson	69,700	4,803,027
Medtronic, Inc.	24,300	1,047,816
St. Jude Medical, Inc.	4,800	202,224
Stryker Corp.	3,100	172,546
Zimmer Holdings, Inc.	6,000	405,720

		8,017,298

Health Care – Services — 2.4%
Aetna, Inc.	15,820	626,472
AMERIGROUP Corp. (a)	300	27,429
Cigna Corp.	10,000	471,700
Community Health Systems, Inc. (a)	18,400	536,176
Coventry Health Care, Inc.	3,000	125,070
HCA Holdings, Inc.	21,300	708,225
Health Management Associates, Inc. Class A (a)	38,200	320,498
Health Net, Inc. (a)	2,600	58,526
Humana, Inc.	4,400	308,660
LifePoint Hospitals, Inc. (a)	1,700	72,726
Quest Diagnostics, Inc.	4,800	304,464
Tenet Healthcare Corp. (a)	3,900	24,453
Thermo Fisher Scientific, Inc.	13,210	777,144
UnitedHealth Group, Inc.	33,000	1,828,530
Universal Health Services, Inc. Class B	3,000	137,190
WellPoint, Inc.	11,700	678,717

		7,005,980

Holding Company – Diversified — 0.0%
Leucadia National Corp.	1,000	22,750

Home Builders — 0.5%
D.R. Horton, Inc.	6,700	138,288
Lennar Corp. Class A	2,700	93,879
PulteGroup, Inc. (a)	25,857	400,784
Thor Industries, Inc.	23,700	860,784

		1,493,735

Home Furnishing — 0.1%
Harman International Industries, Inc.	1,300	60,008
Whirlpool Corp.	3,400	281,894

		341,902

	Number of Shares	Value
Household Products — 0.5%
Avery Dennison Corp.	10,400	$330,928
Beam, Inc.	6,960	400,479
Church & Dwight Co., Inc.	500	26,995
The Clorox Co.	1,800	129,690
Jarden Corp.	7,400	391,016
Kimberly-Clark Corp.	1,840	157,835
The Scotts Miracle-Gro Co. Class A	200	8,694

		1,445,637

Housewares — 0.1%
Newell Rubbermaid, Inc.	10,700	204,263

Insurance — 7.5%
ACE Ltd.	11,300	854,280
Aflac, Inc.	17,700	847,476
Alleghany Corp. (a)	525	181,093
Allied World Assurance Co. Holdings Ltd.	5,700	440,325
The Allstate Corp.	21,600	855,576
American Financial Group, Inc.	3,600	136,440
American International Group, Inc. (a)	26,902	882,117
American National Insurance Co.	1,580	113,491
Aon PLC	7,060	369,167
Arch Capital Group Ltd. (a)	4,100	170,888
Aspen Insurance Holdings Ltd.	15,100	460,399
Assurant, Inc.	11,290	421,117
Assured Guaranty Ltd.	33,600	457,632
Axis Capital Holdings Ltd.	5,800	202,536
Berkshire Hathaway, Inc. Class B (a)	61,300	5,406,660
Brown & Brown, Inc.	1,100	28,677
The Chubb Corp.	8,560	652,957
Cincinnati Financial Corp.	6,220	235,676
CNA Financial Corp.	7,700	206,360
Endurance Specialty Holdings Ltd.	2,500	96,250
Everest Re Group Ltd.	2,260	241,730
Fidelity National Financial, Inc. Class A	9,200	196,788
Genworth Financial, Inc. Class A (a)	11,160	58,367
The Hanover Insurance Group, Inc.	2,200	81,972
The Hartford Financial Services Group, Inc.	22,090	429,430
HCC Insurance Holdings, Inc.	7,570	256,547
Kemper Corp.	1,650	50,671
Lincoln National Corp.	17,998	435,372
Loews Corp.	5,020	207,125
Markel Corp. (a)	285	130,670
Marsh & McLennan Cos., Inc.	3,600	122,148
MBIA, Inc. (a)	35,400	358,602
Mercury General Corp.	790	30,534
MetLife, Inc.	37,740	1,300,520
Old Republic International Corp.	1,400	13,020
PartnerRe Ltd.	7,100	527,388
Principal Financial Group, Inc.	10,600	285,564

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
ProAssurance Corp.	1,900	$171,836
The Progressive Corp.	7,000	145,180
Protective Life Corp.	22,180	581,338
Prudential Financial, Inc.	19,200	1,046,592
Reinsurance Group of America, Inc. Class A	1,850	107,059
RenaissanceRe Holdings Ltd.	1,100	84,744
StanCorp Financial Group, Inc.	1,370	42,799
Torchmark Corp.	3,660	187,941
The Travelers Cos., Inc.	8,469	578,094
Unum Group	13,900	267,158
Validus Holdings Ltd.	10,000	339,100
W.R. Berkley Corp.	5,900	221,191
White Mountains Insurance Group Ltd.	353	181,209
XL Group PLC	12,350	296,770

		21,996,576

Internet — 0.6%
AOL, Inc. (a)	11,600	408,668
Expedia, Inc.	5,000	289,200
IAC/InterActiveCorp	1,550	80,693
Liberty Interactive Corp. Class A (a)	27,000	499,500
Symantec Corp. (a)	20,200	363,600
VeriSign, Inc. (a)	1,600	77,904
Yahoo!, Inc. (a)	4,600	73,485

		1,793,050

Investment Companies — 0.2%
American Capital Ltd. (a)	38,300	434,322
Ares Capital Corp.	8,100	138,834

		573,156

Iron & Steel — 0.6%
Cliffs Natural Resources, Inc.	7,000	273,910
Nucor Corp.	8,700	332,862
Reliance Steel & Aluminum Co.	3,000	157,050
Steel Dynamics, Inc.	32,600	366,098
United States Steel Corp.	34,390	655,817

		1,785,737

Leisure Time — 0.1%
Carnival Corp.	5,100	185,844
Royal Caribbean Cruises Ltd.	200	6,042

		191,886

Lodging — 0.3%
Choice Hotels International, Inc.	4,700	150,353
Marriott International, Inc. Class A	6,200	242,420
MGM Resorts International (a)	34,300	368,725

		761,498

Machinery – Construction & Mining — 0.4%
Ingersoll-Rand PLC	11,400	510,948
Terex Corp. (a)	24,000	541,920

		1,052,868

	Number of Shares	Value
Machinery – Diversified — 0.5%
AGCO Corp. (a)	3,370	$160,008
CNH Global NV (a)	600	23,262
Eaton Corp.	8,700	411,162
Flowserve Corp.	1,260	160,952
Gardner Denver, Inc.	1,500	90,615
IDEX Corp.	3,400	142,018
The Manitowoc Co., Inc.	18,000	240,120
Nordson Corp.	3,100	181,722
Xylem, Inc.	4,200	105,630

		1,515,489

Manufacturing — 4.4%
3M Co.	1,600	147,872
AptarGroup, Inc.	1,000	51,710
Carlisle Cos., Inc.	1,800	93,456
Cooper Industries PLC	1,900	142,614
Crane Co.	20	799
Danaher Corp.	6,000	330,900
Dover Corp.	3,700	220,113
General Electric Co.	425,090	9,653,794
Harsco Corp.	9,500	195,035
Illinois Tool Works, Inc.	3,800	225,986
ITT Corp.	17,950	361,692
Leggett & Platt, Inc.	3,410	85,420
Parker Hannifin Corp.	3,200	267,456
Pentair, Inc.	3,000	133,530
Teleflex, Inc.	1,020	70,217
Textron, Inc.	24,000	628,080
Trinity Industries, Inc.	2,900	86,913
Tyco International Ltd.	3,000	168,780

		12,864,367

Media — 3.2%
Cablevision Systems Corp. Class A	13,100	207,635
CBS Corp. Class B	21,800	791,994
Comcast Corp. Class A	73,400	2,625,518
DISH Network Corp. Class A	11,300	345,893
Gannett Co., Inc.	31,355	556,551
John Wiley & Sons, Inc. Class A	2,800	128,660
Liberty Media Corp. – Liberty Capital Class A (a)	2,917	303,864
News Corp. Class A	33,300	816,849
Thomson Reuters Corp.	6,100	176,046
Time Warner, Inc.	31,590	1,431,975
The Walt Disney Co.	33,990	1,776,997
The Washington Post Co. Class B	166	60,263

		9,222,245

Metal Fabricate & Hardware — 0.2%
Commercial Metals Co.	10,300	135,960
The Timken Co.	9,700	360,452

		496,412

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mining — 0.8%
Alcoa, Inc.	45,800	$405,330
Freeport-McMoRan Copper & Gold, Inc.	22,500	890,550
Newmont Mining Corp.	12,300	688,923
Southern Copper Corp.	2,600	89,336
Vulcan Materials Co.	3,800	179,740

		2,253,879

Office Equipment/Supplies — 0.5%
Pitney Bowes, Inc.	62,000	856,840
Xerox Corp.	69,156	507,605

		1,364,445

Oil & Gas — 14.4%
Anadarko Petroleum Corp.	50	3,496
Apache Corp.	11,328	979,532
Cheniere Energy, Inc. (a)	7,200	111,960
Chesapeake Energy Corp.	19,500	367,965
Chevron Corp.	80,045	9,330,045
Cimarex Energy Co.	300	17,565
ConocoPhillips	80,448	4,600,017
Denbury Resources, Inc. (a)	9,814	158,594
Devon Energy Corp.	9,850	595,925
Diamond Offshore Drilling, Inc.	2,500	164,525
EQT Corp.	1,800	106,200
Exxon Mobil Corp.	168,600	15,418,470
Helmerich & Payne, Inc.	4,900	233,289
Hess Corp.	7,600	408,272
Laredo Petroleum Holdings, Inc. (a)	100	2,198
Marathon Oil Corp.	23,100	683,067
Marathon Petroleum Corp.	15,000	818,850
Murphy Oil Corp.	11,400	612,066
Nabors Industries Ltd. (a)	13,600	190,808
Newfield Exploration Co. (a)	5,100	159,732
Occidental Petroleum Corp.	23,870	2,054,252
Patterson-UTI Energy, Inc.	13,300	210,672
Phillips 66	43,700	2,026,369
Plains Exploration & Production Co. (a)	4,200	157,374
Questar Corp.	700	14,231
Rowan Cos. PLC Class A (a)	2,700	91,179
Sunoco, Inc.	17,800	833,574
Tesoro Corp.	14,100	590,790
Valero Energy Corp.	28,164	892,236
WPX Energy, Inc. (a)	666	11,049

		41,844,302

Oil & Gas Services — 0.2%
Baker Hughes, Inc.	2,603	117,734
HollyFrontier Corp.	10,400	429,208
RPC, Inc.	17,300	205,697
Tidewater, Inc.	30	1,456

		754,095

	Number of Shares	Value
Packaging & Containers — 0.3%
Bemis Co., Inc.	3,960	$124,621
Greif, Inc. Class A	14,300	631,774
Owens-Illinois, Inc. (a)	5,700	106,932
Sealed Air Corp.	1,200	18,552
Sonoco Products Co.	4,200	130,158

		1,012,037

Pharmaceuticals — 5.9%
Abbott Laboratories	2,200	150,832
Bristol-Myers Squibb Co.	2,300	77,625
Cardinal Health, Inc.	2,500	97,425
DENTSPLY International, Inc.	100	3,814
Eli Lilly & Co.	31,920	1,513,327
Endo Health Solutions, Inc. (a)	34,700	1,100,684
Forest Laboratories, Inc. (a)	12,900	459,369
Merck & Co., Inc.	129,528	5,841,713
Omnicare, Inc.	12,300	417,831
Patterson Cos., Inc.	4,100	140,384
Pfizer, Inc.	299,436	7,440,985

		17,243,989

Pipelines — 0.0%
National Fuel Gas Co.	50	2,702
Spectra Energy Corp.	4,300	126,248

		128,950

Real Estate — 0.1%
The Howard Hughes Corp. (a)	800	56,840
Jones Lang LaSalle, Inc.	1,300	99,255

		156,095

Real Estate Investment Trusts (REITS) — 3.9%
Alexandria Real Estate Equities, Inc.	1,600	117,632
American Campus Communities, Inc.	2,900	127,252
American Capital Agency Corp.	15,500	536,145
Annaly Capital Management, Inc.	50,660	853,114
AvalonBay Communities, Inc.	3,844	522,746
Boston Properties, Inc.	3,970	439,122
Brandywine Realty Trust	23,200	282,808
BRE Properties, Inc.	2,200	103,158
Camden Property Trust	1,600	103,184
CBL & Associates Properties, Inc.	6,500	138,710
Chimera Investment Corp.	92,000	249,320
CommonWealth	36,967	538,239
Corporate Office Properties Trust	600	14,382
DDR Corp.	8,400	129,024
Douglas Emmett, Inc.	4,700	108,429
Duke Realty Corp.	6,100	89,670
Equity Residential	3,300	189,849
Extra Space Storage, Inc.	1,300	43,225
Federal Realty Investment Trust	700	73,710
General Growth Properties, Inc.	8,040	156,619
Hatteras Financial Corp.	8,500	239,615
HCP, Inc.	17,100	760,608

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care, Inc.	2,700	$155,925
Hospitality Properties Trust	4,540	107,961
Host Hotels & Resorts, Inc.	14,903	239,193
Kilroy Realty Corp.	2,700	120,906
Kimco Realty Corp.	17,200	348,644
Liberty Property Trust	5,170	187,361
The Macerich Co.	6,782	388,134
Mack-Cali Realty Corp.	3,560	94,696
MFA Financial, Inc.	24,600	209,100
Mid-America Apartment Communities, Inc.	2,200	143,682
National Retail Properties, Inc.	4,300	131,150
Piedmont Office Realty Trust, Inc. Class A	7,600	131,784
Post Properties, Inc.	3,700	177,452
Prologis, Inc.	19,085	668,548
Realty Income Corp.	5,000	204,450
Regency Centers Corp.	3,000	146,190
Senior Housing Properties Trust	1,600	34,848
Simon Property Group, Inc.	1,530	232,269
SL Green Realty Corp.	4,100	328,287
Taubman Centers, Inc.	1,600	122,768
UDR, Inc.	4,700	116,654
Ventas, Inc.	10,100	628,725
Vornado Realty Trust	4,958	401,846
Weingarten Realty Investors	5,400	151,794
Weyerhaeuser Co.	8,422	220,151

		11,509,079

Retail — 3.5%
American Eagle Outfitters, Inc.	16,000	337,280
AutoNation, Inc. (a)	1,140	49,784
Best Buy Co., Inc.	27,500	472,725
Chico’s FAS, Inc.	10,200	184,722
CVS Caremark Corp.	45,600	2,207,952
Dillard’s, Inc. Class A	8,300	600,256
DSW, Inc. Class A	900	60,048
Foot Locker, Inc.	10,700	379,850
GameStop Corp. Class A	33,200	697,200
Guess?, Inc.	7,600	193,192
Kohl’s Corp.	7,100	363,662
Lowe’s Cos., Inc.	5,800	175,392
Macy’s, Inc.	14,144	532,097
PVH Corp.	1,200	112,464
Sally Beauty Holdings, Inc. (a)	3,900	97,851
Sears Holdings Corp. (a)	2,500	138,725
Signet Jewelers Ltd.	800	39,008
Staples, Inc.	36,900	425,088
Target Corp.	21,300	1,351,911
Wal-Mart Stores, Inc.	9,200	678,960
Walgreen Co.	29,900	1,089,556
Williams-Sonoma, Inc.	800	35,176

		10,222,899

	Number of Shares	Value
Savings & Loans — 0.2%
Capitol Federal Financial, Inc.	4,400	$52,624
First Niagara Financial Group, Inc.	1,700	13,753
Hudson City Bancorp, Inc.	27,450	218,502
New York Community Bancorp, Inc.	21,290	301,466
People’s United Financial, Inc.	6,300	76,482
Washington Federal, Inc.	4,216	70,323

		733,150

Semiconductors — 1.2%
Analog Devices, Inc.	6,200	242,978
Applied Materials, Inc.	47,900	534,803
Avago Technologies Ltd.	2,800	97,622
Broadcom Corp. Class A	7,400	255,892
Freescale Semiconductor Ltd. (a)	100	951
Intel Corp.	36,400	825,552
KLA-Tencor Corp.	8,600	410,263
Lam Research Corp. (a)	952	30,259
Marvell Technology Group Ltd.	18,000	164,700
Maxim Integrated Products, Inc.	4,900	130,438
Micron Technology, Inc. (a)	7,900	47,282
NVIDIA Corp. (a)	20,100	268,134
ON Semiconductor Corp. (a)	29,300	180,781
PMC-Sierra, Inc. (a)	4,500	25,380
Rovi Corp. (a)	10,700	155,257
Teradyne, Inc. (a)	9,700	137,934
Texas Instruments, Inc.	5,500	151,525

		3,659,751

Shipbuilding — 0.2%
Huntington Ingalls Industries, Inc. (a)	15,108	635,291

Software — 0.5%
Activision Blizzard, Inc.	21,800	245,904
Adobe Systems, Inc. (a)	6,700	217,482
Allscripts Healthcare Solutions, Inc. (a)	17,500	217,525
CA, Inc.	14,290	368,182
Compuware Corp. (a)	190	1,883
The Dun & Bradstreet Corp.	900	71,658
Electronic Arts, Inc. (a)	8,400	106,596
Fidelity National Information Services, Inc.	4,500	140,490
Fiserv, Inc. (a)	1,200	88,836

		1,458,556

Telecommunications — 5.8%
Amdocs Ltd.	8,000	263,920
AT&T, Inc.	206,014	7,766,727
CenturyLink, Inc.	17,307	699,203
Cisco Systems, Inc.	252,600	4,822,134
Corning, Inc.	31,300	411,595
EchoStar Corp. (a)	8,500	243,610
Frontier Communications Corp.	71,889	352,256
Harris Corp.	900	46,098

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Juniper Networks, Inc. (a)	7,200	$123,192
Level 3 Communications, Inc. (a)	3,500	80,395
MetroPCS Communications, Inc. (a)	16,600	194,386
NII Holdings, Inc. (a)	50,600	397,210
Sprint Nextel Corp. (a)	139,100	767,832
Telephone & Data Systems, Inc.	20,618	528,027
US Cellular Corp. (a)	1,300	50,869
Windstream Corp.	17,562	177,552

		16,925,006

Textiles — 0.0%
Cintas Corp.	800	33,160
Mohawk Industries, Inc. (a)	30	2,401

		35,561

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	4,100	156,497
Mattel, Inc.	1,900	67,412

		223,909

Transportation — 0.6%
Con-way, Inc.	11,100	303,807
CSX Corp.	13,000	269,750
FedEx Corp.	5,100	431,562
Kansas City Southern	500	37,890
Norfolk Southern Corp.	10,200	649,026
Ryder System, Inc.	3,290	128,507
UTI Worldwide, Inc.	1,600	21,552

		1,842,094

Trucking & Leasing — 0.1%
GATX Corp.	4,600	195,224

Water — 0.1%
American Water Works Co., Inc.	9,000	333,540
Aqua America, Inc.	1,700	42,092

		375,632

TOTAL COMMON STOCK (Cost $268,629,274)		291,220,359

TOTAL EQUITIES (Cost $268,629,274)		291,220,359

TOTAL LONG-TERM INVESTMENTS (Cost $268,629,274)		291,220,359

TOTAL INVESTMENTS — 100.0% (Cost $268,629,274) (b)		291,220,359

Other Assets/(Liabilities) — 0.0%		81,994

NET ASSETS — 100.0%		$291,302,353

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments

September 30, 2012

	Number of Shares	Value
EQUITIES — 98.7%

COMMON STOCK — 98.4%
Aerospace & Defense — 2.4%
The Boeing Co.	46,107	$3,209,968
L-3 Communications Holdings, Inc.	12,480	894,941

		4,104,909

Agriculture — 4.5%
Philip Morris International, Inc.	85,601	7,698,954

Auto Manufacturers — 2.1%
Ford Motor Co.	366,510	3,613,789

Banks — 0.6%
M&T Bank Corp.	10,160	966,826

Beverages — 2.3%
Dr. Pepper Snapple Group, Inc.	87,610	3,901,273

Chemicals — 0.2%
PPG Industries, Inc.	3,850	442,134

Commercial Services — 1.0%
Towers Watson & Co. Class A	33,796	1,792,878

Computers — 13.4%
Apple, Inc.	20,415	13,622,113
International Business Machines Corp.	36,948	7,664,863
Western Digital Corp.	41,366	1,602,105

		22,889,081

Diversified Financial — 14.4%
CIT Group, Inc. (a)	151,564	5,970,106
Citigroup, Inc.	203,494	6,658,324
CME Group, Inc.	49,495	2,836,063
Discover Financial Services	61,500	2,443,395
IntercontinentalExchange, Inc. (a)	1,910	254,813
JP Morgan Chase & Co.	158,421	6,412,882

		24,575,583

Electric — 1.3%
The AES Corp. (a)	201,431	2,209,698

Foods — 3.5%
The J.M. Smucker Co.	44,289	3,823,469
Mondelez International, Inc.	16,460	437,013
Mondelez International, Inc.	41,380	1,711,063

		5,971,545

Health Care – Products — 3.2%
Covidien PLC	91,319	5,426,175

Health Care – Services — 0.3%
DaVita, Inc. (a)	4,360	451,740

Insurance — 1.8%
Marsh & McLennan Cos., Inc.	88,573	3,005,282

Internet — 6.1%
eBay, Inc. (a)	135,080	6,539,223

	Number of Shares	Value
Facebook, Inc. Class A (a)	47,855	$1,036,061
Google, Inc. Class A (a)	3,678	2,775,051

		10,350,335

Lodging — 0.1%
Hyatt Hotels Corp. Class A (a)	6,550	262,982

Manufacturing — 3.1%
Tyco International Ltd.	94,530	5,318,258

Media — 2.4%
The McGraw-Hill Cos., Inc.	73,870	4,032,563

Mining — 1.8%
Vulcan Materials Co.	63,805	3,017,976

Oil & Gas — 6.7%
Chevron Corp.	68,790	8,018,163
Noble Energy, Inc.	36,885	3,419,608

		11,437,771

Oil & Gas Services — 3.6%
National Oilwell Varco, Inc.	76,232	6,106,946

Pharmaceuticals — 8.7%
Abbott Laboratories	77,188	5,292,009
Bristol-Myers Squibb Co.	110,776	3,738,690
Express Scripts Holding Co. (a)	62,550	3,920,009
Watson Pharmaceuticals, Inc. (a)	21,634	1,842,351

		14,793,059

Pipelines — 0.8%
Kinder Morgan, Inc.	41,298	1,466,905

Retail — 4.5%
AutoZone, Inc. (a)	8,246	3,048,299
CarMax, Inc. (a)	64,861	1,835,566
The TJX Cos., Inc.	44,510	1,993,603
Yum! Brands, Inc.	12,640	838,538

		7,716,006

Software — 0.7%
MSCI, Inc. Class A (a)	34,673	1,240,947

Telecommunications — 4.4%
America Movil SAB de CV Series L ADR (Mexico)	149,511	3,803,560
Corning, Inc.	100,434	1,320,707
QUALCOMM, Inc.	37,593	2,349,186

		7,473,453

Transportation — 4.5%
CSX Corp.	171,969	3,568,357
QR National Ltd.	95,300	335,891
United Parcel Service, Inc. Class B	52,339	3,745,902

		7,650,150

TOTAL COMMON STOCK (Cost $133,019,022)		167,917,218

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

PREFERRED STOCK — 0.3%
Household Products — 0.3%
Henkel AG & Co. KGaA 1.270%	5,788	$460,623

TOTAL PREFERRED STOCK (Cost $429,699)		460,623

TOTAL EQUITIES (Cost $133,448,721)		168,377,841

WARRANTS — 0.0%
Pipelines — 0.0%
Kinder Morgan, Inc., Expires 5/25/17 Strike 40.00 (a)	4,576	15,970

TOTAL WARRANTS (Cost $8,718)		15,970

TOTAL LONG-TERM INVESTMENTS (Cost $133,457,439)		168,393,811

	Principal Amount

SHORT-TERM INVESTMENTS — 1.4%
Repurchase Agreement — 1.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/28/12, 0.010%, due 10/01/12 (b)	$2,506,534	2,506,534

TOTAL SHORT-TERM INVESTMENTS (Cost $2,506,534)		2,506,534

TOTAL INVESTMENTS — 100.1% (Cost $135,963,973) (c)		170,900,345

Other Assets/(Liabilities) — (0.1)%		(247,466)

NET ASSETS — 100.0%		$170,652,879

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $2,506,536. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 11/01/25, and an aggregate market value, including accrued interest, of $2,560,417.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Portfolio of Investments

September 30, 2012

	Number of Shares	Value
EQUITIES — 100.2%

COMMON STOCK — 100.2%
Aerospace & Defense — 1.9%
TransDigm Group, Inc. (a)	16,100	$2,284,107
United Technologies Corp.	44,660	3,496,431

		5,780,538

Agriculture — 1.2%
Philip Morris International, Inc.	40,610	3,652,463

Apparel — 2.2%
Nike, Inc. Class B	43,760	4,153,262
Ralph Lauren Corp.	17,311	2,617,942

		6,771,204

Automotive & Parts — 0.8%
Johnson Controls, Inc.	93,890	2,572,586

Banks — 0.7%
Standard Chartered PLC	97,611	2,211,055

Beverages — 4.4%
Brown-Forman Corp. Class B	56,465	3,684,341
The Coca-Cola Co.	135,710	5,147,481
SABMiller PLC	105,230	4,629,378

		13,461,200

Biotechnology — 2.4%
Alexion Pharmaceuticals, Inc. (a)	21,500	2,459,600
Vertex Pharmaceuticals, Inc. (a)	88,310	4,940,945

		7,400,545

Chemicals — 4.8%
Ecolab, Inc.	57,660	3,736,944
Monsanto Co.	53,190	4,841,354
PPG Industries, Inc.	26,390	3,030,628
Praxair, Inc.	29,410	3,055,111

		14,664,037

Commercial Services — 1.3%
Visa, Inc. Class A	30,290	4,067,341

Computers — 11.8%
Apple, Inc.	42,702	28,493,337
International Business Machines Corp.	8,030	1,665,823
SanDisk Corp. (a)	35,870	1,557,834
Teradata Corp. (a)	59,460	4,483,879

		36,200,873

Cosmetics & Personal Care — 2.5%
Colgate-Palmolive Co.	38,690	4,148,342
The Estee Lauder Cos., Inc. Class A	54,830	3,375,883

		7,524,225

Diversified Financial — 1.1%
American Express Co.	58,520	3,327,447

	Number of Shares	Value
Electronics — 0.8%
Mettler-Toledo International, Inc. (a)	14,720	$2,513,293

Foods — 1.5%
Nestle SA	71,940	4,538,057

Health Care – Products — 1.1%
Baxter International, Inc.	57,970	3,493,272

Internet — 6.5%
Amazon.com, Inc. (a)	16,638	4,231,376
eBay, Inc. (a)	106,673	5,164,040
Google, Inc. Class A (a)	13,930	10,510,185

		19,905,601

Machinery – Construction & Mining — 1.7%
Caterpillar, Inc.	27,530	2,368,681
Joy Global, Inc.	48,250	2,704,895

		5,073,576

Machinery – Diversified — 1.2%
Cummins, Inc.	27,940	2,576,348
Eaton Corp.	23,620	1,116,281

		3,692,629

Manufacturing — 2.9%
Danaher Corp.	88,410	4,875,811
Parker Hannifin Corp.	46,470	3,883,963

		8,759,774

Media — 2.0%
The Walt Disney Co.	115,170	6,021,088

Metal Fabricate & Hardware — 1.3%
Precision Castparts Corp.	23,620	3,858,091

Oil & Gas — 5.0%
Chevron Corp.	31,710	3,696,118
Ensco PLC Class A	63,450	3,461,832
Noble Energy, Inc.	40,660	3,769,589
Occidental Petroleum Corp.	27,983	2,408,217
Phillips 66	42,290	1,960,987

		15,296,743

Oil & Gas Services — 4.9%
Cameron International Corp. (a)	69,540	3,899,108
National Oilwell Varco, Inc.	51,150	4,097,626
Oceaneering International, Inc.	25,600	1,414,400
Schlumberger Ltd.	76,496	5,532,956

		14,944,090

Pharmaceuticals — 8.5%
Allergan, Inc.	64,362	5,894,272
Bristol-Myers Squibb Co.	136,770	4,615,988
Mead Johnson Nutrition Co.	44,240	3,241,907
Novo Nordisk A/S Class B	34,310	5,415,286
Perrigo Co.	24,620	2,860,105

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Roche Holding AG	21,324	$3,983,439

		26,010,997

Retail — 10.4%
Coach, Inc.	64,900	3,635,698
Costco Wholesale Corp.	61,740	6,181,718
McDonald’s Corp.	72,880	6,686,740
O’Reilly Automotive, Inc. (a)	54,990	4,598,264
Tiffany & Co.	42,880	2,653,414
The TJX Cos., Inc.	106,290	4,760,729
Yum! Brands, Inc.	51,500	3,416,510

		31,933,073

Semiconductors — 2.6%
Avago Technologies Ltd.	53,100	1,851,332
Broadcom Corp. Class A (a)	108,038	3,735,954
Texas Instruments, Inc.	84,900	2,338,995

		7,926,281

Software — 4.9%
Cerner Corp. (a)	35,080	2,715,543
Fiserv, Inc. (a)	23,610	1,747,848
Intuit, Inc.	58,810	3,462,733
Salesforce.com, Inc. (a)	24,800	3,786,712
VMware, Inc. Class A (a)	32,560	3,149,854

		14,862,690

Telecommunications — 5.5%
Corning, Inc.	230,310	3,028,576
Juniper Networks, Inc. (a)	92,900	1,589,519
QUALCOMM, Inc.	195,040	12,188,050

		16,806,145

Transportation — 4.3%
J.B. Hunt Transport Services, Inc.	45,210	2,352,728
Kansas City Southern	39,010	2,956,178
Union Pacific Corp.	42,290	5,019,823
United Parcel Service, Inc. Class B	40,860	2,924,350

		13,253,079

TOTAL COMMON STOCK (Cost $232,338,357)		306,521,993

TOTAL EQUITIES (Cost $232,338,357)		306,521,993

TOTAL LONG-TERM INVESTMENTS (Cost $232,338,357)		306,521,993

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.2%
Repurchase Agreement — 1.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/28/12, 0.010%, due 10/01/12 (b)	$3,511,891	$3,511,891

TOTAL SHORT-TERM INVESTMENTS (Cost $3,511,891)		3,511,891

TOTAL INVESTMENTS — 101.4% (Cost $235,850,248) (c)		310,033,884

Other Assets/(Liabilities) — (1.4)%		(4,235,815)

NET ASSETS — 100.0%		$305,798,069

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $3,511,894. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/01/26, and an aggregate market value, including accrued interest, of $3,583,274.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments

September 30, 2012

	Number of Shares	Value
EQUITIES — 99.7%

COMMON STOCK — 99.7%
Advertising — 0.3%
The Interpublic Group of Companies, Inc.	27,800	$309,135
Lamar Advertising Co. Class A (a)	2,200	81,532
Omnicom Group, Inc.	8,200	422,792

		813,459

Aerospace & Defense — 2.5%
BE Aerospace, Inc. (a)	2,600	109,460
The Boeing Co.	33,000	2,297,460
Lockheed Martin Corp.	14,830	1,384,826
Rockwell Collins, Inc.	3,300	177,012
Spirit AeroSystems Holdings, Inc. Class A (a)	6,700	148,807
TransDigm Group, Inc. (a)	2,460	349,000
United Technologies Corp.	36,870	2,886,552

		7,353,117

Agriculture — 2.8%
Altria Group, Inc.	45,670	1,524,921
Lorillard, Inc.	2,420	281,809
Philip Morris International, Inc.	70,270	6,320,084
Reynolds American, Inc.	3,700	160,358

		8,287,172

Airlines — 0.6%
Copa Holdings SA Class A	8,400	682,668
Delta Air Lines, Inc. (a)	65,700	601,812
Southwest Airlines Co.	45,400	398,158

		1,682,638

Apparel — 0.7%
Ascena Retail Group, Inc. (a)	2,800	60,060
Carter’s, Inc. (a)	15,100	812,984
Nike, Inc. Class B	6,940	658,675
Ralph Lauren Corp.	1,850	279,776
VF Corp.	790	125,894

		1,937,389

Automotive & Parts — 0.5%
BorgWarner, Inc. (a)	3,340	230,827
Delphi Automotive PLC (a)	20,600	638,600
The Goodyear Tire & Rubber Co. (a)	24,300	296,217
WABCO Holdings, Inc. (a)	4,700	271,049

		1,436,693

Beverages — 4.1%
Brown-Forman Corp. Class B	987	64,402
The Coca-Cola Co.	165,860	6,291,070
Coca-Cola Enterprises, Inc.	300	9,381
Dr. Pepper Snapple Group, Inc.	11,400	507,642
Monster Beverage Corp. (a)	600	32,496

	Number of Shares	Value
PepsiCo, Inc.	73,223	$5,181,991

		12,086,982

Biotechnology — 2.9%
Alexion Pharmaceuticals, Inc. (a)	5,130	586,872
Amgen, Inc.	52,500	4,426,800
Biogen Idec, Inc. (a)	10,080	1,504,238
Celgene Corp. (a)	17,200	1,314,080
Charles River Laboratories International, Inc. (a)	5,800	229,680
Illumina, Inc. (a)	4,000	192,800
Incyte Corp. (a)	5,600	101,080
Life Technologies Corp. (a)	645	31,528
Myriad Genetics, Inc. (a)	3,200	86,368

		8,473,446

Building Materials — 0.2%
Armstrong World Industries, Inc.	100	4,637
Fortune Brands Home & Security, Inc. (a)	5,500	148,555
Lennox International, Inc.	3,410	164,908
Martin Marietta Materials, Inc.	400	33,148
Masco Corp.	15,300	230,265

		581,513

Chemicals — 3.3%
Albemarle Corp.	2,000	105,360
Celanese Corp. Series A	5,990	227,081
CF Industries Holdings, Inc.	3,034	674,276
E.I. du Pont de Nemours & Co.	43,700	2,196,799
Eastman Chemical Co.	9,796	558,470
Ecolab, Inc.	78	5,055
FMC Corp.	3,100	171,678
International Flavors & Fragrances, Inc.	2,500	148,950
LyondellBasell Industries NV Class A	13,700	707,742
Monsanto Co.	12,460	1,134,109
NewMarket Corp.	1,280	315,494
PPG Industries, Inc.	7,370	846,371
Praxair, Inc.	7,630	792,605
Rockwood Holdings, Inc.	5,000	233,000
The Sherwin-Williams Co.	3,600	536,076
Sigma-Aldrich Corp.	870	62,614
The Valspar Corp.	3,500	196,350
W.R. Grace & Co. (a)	2,400	141,792
Westlake Chemical Corp.	7,800	569,868

		9,623,690

Commercial Services — 3.8%
Aaron’s, Inc.	3,150	87,602
Alliance Data Systems Corp. (a)	1,660	235,637
Apollo Group, Inc. Class A (a)	20,410	592,910
Automatic Data Processing, Inc.	10,380	608,891

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Equifax, Inc.	6,200	$288,796
FleetCor Technologies, Inc. (a)	7,500	336,000
Gartner, Inc. (a)	4,400	202,796
Genpact Ltd.	7,000	116,760
Global Payments, Inc.	50	2,092
H&R Block, Inc.	16,900	292,877
Hertz Global Holdings, Inc. (a)	37,800	518,994
Iron Mountain, Inc.	4,500	153,495
ITT Educational Services, Inc. (a)	2,200	70,906
Lender Processing Services, Inc.	19,700	549,433
MasterCard, Inc. Class A	46	20,768
McKesson Corp.	14,100	1,213,023
Moody’s Corp.	6,200	273,854
Paychex, Inc.	10,100	336,229
Robert Half International, Inc.	4,100	109,183
Rollins, Inc.	1,400	32,746
SAIC, Inc.	51,300	617,652
Total System Services, Inc.	9,300	220,410
United Rentals, Inc. (a)	16,200	529,902
Verisk Analytics, Inc. Class A (a)	2,500	119,025
Visa, Inc. Class A	22,300	2,994,444
Weight Watchers International, Inc.	1,300	68,640
Western Union Co.	35,520	647,174

		11,240,239

Computers — 14.1%
Accenture PLC Class A	24,500	1,715,735
Apple, Inc.	37,199	24,821,405
Cadence Design Systems, Inc. (a)	34,700	446,415
Cognizant Technology Solutions Corp. Class A (a)	1,700	118,864
Diebold, Inc.	17,500	589,925
DST Systems, Inc.	4,520	255,651
EMC Corp (a)	89,380	2,437,393
Fortinet, Inc. (a)	1,200	28,968
IHS, Inc. Class A (a)	200	19,470
International Business Machines Corp.	39,390	8,171,455
Jack Henry & Associates, Inc.	2,900	109,910
MICROS Systems, Inc. (a)	600	29,472
NCR Corp. (a)	6,360	148,252
NetApp, Inc. (a)	11,460	376,805
Riverbed Technology, Inc. (a)	7,500	174,525
Synopsys, Inc. (a)	21,200	700,024
Teradata Corp. (a)	4,700	354,427
Western Digital Corp.	19,900	770,727

		41,269,423

Cosmetics & Personal Care — 0.7%
Avon Products, Inc.	12,600	200,970
Colgate-Palmolive Co.	12,200	1,308,084
The Estee Lauder Cos., Inc. Class A	4,260	262,288
The Procter & Gamble Co.	3,957	274,458

		2,045,800

	Number of Shares	Value
Distribution & Wholesale — 0.2%
Fastenal Co.	2,000	$85,980
Genuine Parts Co.	6,600	402,798
W.W. Grainger, Inc.	450	93,767

		582,545

Diversified Financial — 1.2%
Affiliated Managers Group, Inc. (a)	1,300	159,900
American Express Co.	28,900	1,643,254
BlackRock, Inc.	2,600	463,580
CBOE Holdings, Inc.	2,000	58,840
Eaton Vance Corp.	3,500	101,360
Federated Investors, Inc. Class B	7,480	154,761
Franklin Resources, Inc.	990	123,819
IntercontinentalExchange, Inc. (a)	1,600	213,456
Lazard Ltd. Class A	100	2,923
LPL Financial Holdings, Inc.	7,100	202,634
T. Rowe Price Group, Inc.	5,400	341,820
Waddell & Reed Financial, Inc. Class A	1,600	52,432

		3,518,779

Electric — 0.1%
ITC Holdings Corp.	3,900	294,762

Electrical Components & Equipment — 0.8%
AMETEK, Inc.	6,275	222,449
The Babcock & Wilcox Co. (a)	8,000	203,760
Emerson Electric Co.	24,810	1,197,578
General Cable Corp. (a)	14,000	411,320
Hubbell, Inc. Class B	3,700	298,738

		2,333,845

Electronics — 0.6%
Agilent Technologies, Inc.	7,620	292,989
Amphenol Corp. Class A	5,300	312,064
Dolby Laboratories, Inc. Class A (a)	10,530	344,857
FLIR Systems, Inc.	4,900	97,877
Garmin Ltd.	8,540	356,460
Gentex Corp/MI	60	1,021
Jabil Circuit, Inc.	5,300	99,216
Mettler-Toledo International, Inc. (a)	780	133,177
National Instruments Corp.	700	17,619
Trimble Navigation Ltd. (a)	2,710	129,159
Waters Corp. (a)	690	57,498

		1,841,937

Energy – Alternate Sources — 0.1%
Covanta Holding Corp.	19,300	331,188

Engineering & Construction — 0.5%
Chicago Bridge & Iron Co. NV	27,600	1,051,284
Fluor Corp.	5,600	315,168

		1,366,452

Entertainment — 0.7%
Bally Technologies, Inc. (a)	7,100	350,669

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cinemark Holdings, Inc.	27,000	$605,610
International Game Technology	23,300	304,997
The Madison Square Garden Co. Class A (a)	6,426	258,775
Penn National Gaming, Inc. (a)	4,000	172,400
Regal Entertainment Group Class A	24,800	348,936

		2,041,387

Environmental Controls — 0.2%
Clean Harbors, Inc. (a)	4,700	229,595
Stericycle, Inc. (a)	1,630	147,548
Waste Connections, Inc.	3,700	111,925

		489,068

Foods — 1.9%
Campbell Soup Co.	6,700	233,294
Dean Foods Co. (a)	29,300	479,055
Flowers Foods, Inc.	1,000	20,180
General Mills, Inc.	23,460	934,881
H.J. Heinz Co.	8,340	466,623
The Hershey Co.	2,200	155,958
Hillshire Brands Co.	780	20,888
Hormel Foods Corp.	3,000	87,720
Ingredion, Inc.	12,700	700,532
Kellogg Co.	3,540	182,876
The Kroger Co.	29,860	702,905
McCormick & Co., Inc.	2,900	179,916
Mondelez International, Inc.	2,900	119,915
Safeway, Inc.	26,000	418,340
Sysco Corp.	6,600	206,382
Whole Foods Market, Inc.	5,600	545,440

		5,454,905

Forest Products & Paper — 0.1%
Rayonier, Inc.	3,465	169,820
Rock-Tenn Co. Class A	1,900	137,142

		306,962

Hand & Machine Tools — 0.1%
Lincoln Electric Holdings, Inc.	9,100	355,355

Health Care – Products — 2.2%
Baxter International, Inc.	19,920	1,200,379
Becton, Dickinson & Co.	7,570	594,699
C.R. Bard, Inc.	3,450	361,043
The Cooper Cos., Inc.	400	37,784
Covidien PLC	1,000	59,420
Edwards Lifesciences Corp. (a)	1,820	195,413
Henry Schein, Inc. (a)	700	55,489
IDEXX Laboratories, Inc. (a)	800	79,480
Intuitive Surgical, Inc. (a)	326	161,575
Johnson & Johnson	21,180	1,459,514
Medtronic, Inc.	2,590	111,681
ResMed, Inc.	7,800	315,666
St. Jude Medical, Inc.	11,140	469,328
Stryker Corp.	9,100	506,506

	Number of Shares	Value
Techne Corp.	840	$60,430
Thoratec Corp. (a)	2,400	83,040
Varian Medical Systems, Inc. (a)	4,400	265,408
Zimmer Holdings, Inc.	4,500	304,290

		6,321,145

Health Care – Services — 0.8%
AMERIGROUP Corp. (a)	800	73,144
Covance, Inc. (a)	600	28,014
DaVita, Inc. (a)	3,400	352,274
HCA Holdings, Inc.	23,400	778,050
Laboratory Corporation of America Holdings (a)	3,310	306,076
Quest Diagnostics, Inc.	800	50,744
Tenet Healthcare Corp. (a)	33,700	211,299
Universal Health Services, Inc. Class B	8,300	379,559
WellPoint, Inc.	700	40,607

		2,219,767

Holding Company – Diversified — 0.0%
Leucadia National Corp.	1,600	36,400

Home Builders — 0.3%
D.R. Horton, Inc.	9,200	189,888
Thor Industries, Inc.	15,700	570,224

		760,112

Home Furnishing — 0.1%
Tempur-Pedic International, Inc. (a)	6,900	206,241

Household Products — 0.4%
Church & Dwight Co., Inc.	1,360	73,426
The Clorox Co.	180	12,969
Jarden Corp.	6,200	327,608
Kimberly-Clark Corp.	8,570	735,135
Tupperware Brands Corp.	700	37,513

		1,186,651

Housewares — 0.0%
The Toro Co.	2,480	98,654

Insurance — 1.2%
Allied World Assurance Co. Holdings Ltd.	11,100	857,475
Aon PLC	1,100	57,519
Arch Capital Group Ltd. (a)	15,700	654,376
Arthur J. Gallagher & Co.	3,200	114,624
Endurance Specialty Holdings Ltd.	200	7,700
Erie Indemnity Co. Class A	90	5,784
The Hanover Insurance Group, Inc.	800	29,808
Marsh & McLennan Cos., Inc.	17,600	597,168
The Travelers Cos., Inc.	8,700	593,862
Validus Holdings Ltd.	17,700	600,207

		3,518,523

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Internet — 5.0%
Akamai Technologies, Inc. (a)	7,100	$271,646
Amazon.com, Inc. (a)	6,651	1,691,482
AOL, Inc. (a)	25,300	891,319
eBay, Inc. (a)	21,730	1,051,949
Equinix, Inc. (a)	1,190	245,200
Expedia, Inc.	10,600	613,104
F5 Networks, Inc. (a)	1,330	139,251
Facebook, Inc. Class A (a)	9,800	212,170
Google, Inc. Class A (a)	7,859	5,929,616
Groupon, Inc. (a)	43,800	208,488
IAC/InterActiveCorp	6,700	348,802
Liberty Interactive Corp. Class A (a)	39,700	734,450
Netflix, Inc. (a)	1,721	93,691
Priceline.com, Inc. (a)	755	467,141
Splunk, Inc. (a)	2,800	102,816
Symantec Corp. (a)	30,400	547,200
TIBCO Software, Inc. (a)	6,100	184,403
TripAdvisor, Inc. (a)	2,300	75,739
VeriSign, Inc. (a)	9,340	454,765
Zynga, Inc. (a)	132,900	377,436

		14,640,668

Iron & Steel — 0.1%
Steel Dynamics, Inc.	25,200	282,996

Leisure Time — 0.2%
Harley-Davidson, Inc.	7,800	330,486
Polaris Industries, Inc.	2,300	186,001

		516,487

Lodging — 0.6%
Choice Hotels International, Inc.	2,300	73,577
Marriott International, Inc. Class A	11,467	448,359
Starwood Hotels & Resorts Worldwide, Inc.	8,100	469,476
Wyndham Worldwide Corp.	8,500	446,080
Wynn Resorts Ltd.	2,320	267,821

		1,705,313

Machinery – Construction & Mining — 0.7%
Caterpillar, Inc.	16,890	1,453,216
Ingersoll-Rand PLC	16,900	757,458

		2,210,674

Machinery – Diversified — 1.1%
Cummins, Inc.	6,050	557,870
Deere & Co.	4,200	346,458
Flowserve Corp.	3,470	443,258
Graco, Inc.	1,200	60,336
IDEX Corp.	1,950	81,452
The Manitowoc Co., Inc.	45,600	608,304
Nordson Corp.	4,000	234,480
Rockwell Automation, Inc.	5,400	375,570
Roper Industries, Inc.	3,370	370,329
Wabtec Corp.	1,400	112,406

	Number of Shares	Value
Zebra Technologies Corp. Class A (a)	1,050	$39,417

		3,229,880

Manufacturing — 2.7%
3M Co.	20,880	1,929,730
Carlisle Cos., Inc.	6,600	342,672
Cooper Industries PLC	5,200	390,312
Danaher Corp.	7,320	403,698
Donaldson Co., Inc.	3,500	121,485
Honeywell International, Inc.	36,560	2,184,460
Illinois Tool Works, Inc.	18,700	1,112,089
ITT Corp.	21,500	433,225
Pall Corp.	3,900	247,611
Parker Hannifin Corp.	3,000	250,740
Textron, Inc.	20,700	541,719

		7,957,741

Media — 4.9%
AMC Networks, Inc. (a)	5,400	235,008
Cablevision Systems Corp. Class A	19,200	304,320
CBS Corp. Class B	7,200	261,576
Charter Communications, Inc. Class A (a)	4,100	307,787
Comcast Corp. Class A	77,900	2,786,483
DIRECTV (a)	35,800	1,878,068
Discovery Communications, Inc. Series A (a)	10,400	620,152
DISH Network Corp. Class A	18,800	575,468
FactSet Research Systems, Inc.	1,200	115,704
John Wiley & Sons, Inc. Class A	900	41,355
Liberty Global, Inc. Class A (a)	9,300	564,975
Liberty Media Corp. — Liberty Capital Class A (a)	170	17,709
The McGraw-Hill Cos., Inc.	6,170	336,820
News Corp. Class A	29,000	711,370
Scripps Networks Interactive Class A	4,600	281,658
Sirius XM Radio, Inc. (a)	167,700	436,020
Time Warner Cable, Inc.	20,500	1,948,730
Viacom, Inc. Class B	22,700	1,216,493
The Walt Disney Co.	31,600	1,652,048

		14,291,744

Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.	30	4,900
The Timken Co.	2,800	104,048
Valmont Industries, Inc.	850	111,775

		220,723

Mining — 0.1%
Royal Gold, Inc.	400	39,944
Southern Copper Corp.	6,102	209,665

		249,609

Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc.	40,800	563,856

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas — 1.1%
Cheniere Energy, Inc. (a)	2,800	$43,540
Cobalt International Energy, Inc. (a)	11,500	256,105
EOG Resources, Inc.	9,960	1,116,018
Helmerich & Payne, Inc.	10,700	509,427
Laredo Petroleum Holdings, Inc. (a)	8,700	191,226
Pioneer Natural Resources Co.	1,340	139,896
Questar Corp.	900	18,297
Sunoco, Inc.	20,900	978,747
Whiting Petroleum Corp. (a)	800	37,904

		3,291,160

Oil & Gas Services — 1.7%
Cameron International Corp. (a)	1,980	111,019
Dresser-Rand Group, Inc. (a)	70	3,858
Halliburton Co.	11,800	397,542
National Oilwell Varco, Inc.	1,700	136,187
Oceaneering International, Inc.	4,700	259,675
Oil States International, Inc. (a)	3,400	270,164
RPC, Inc.	35,750	425,067
Schlumberger Ltd.	46,000	3,327,180

		4,930,692

Packaging & Containers — 0.2%
Ball Corp.	10,400	440,024
Owens-Illinois, Inc. (a)	6,500	121,940
Packaging Corporation of America	3,000	108,900
Silgan Holdings, Inc.	1,500	65,265

		736,129

Pharmaceuticals — 5.7%
Abbott Laboratories	63,920	4,382,355
Allergan, Inc.	2,740	250,929
AmerisourceBergen Corp.	14,500	561,295
Bristol-Myers Squibb Co.	56,400	1,903,500
Cardinal Health, Inc.	6,000	233,820
Catamaran Corp. (a)	1,530	149,894
DENTSPLY International, Inc.	1,950	74,373
Eli Lilly & Co.	25,420	1,205,162
Endo Health Solutions, Inc. (a)	33,000	1,046,760
Express Scripts Holding Co. (a)	25,780	1,615,633
Gilead Sciences, Inc. (a)	24,300	1,611,819
Herbalife Ltd.	14,280	676,872
Mead Johnson Nutrition Co.	2,500	183,200
Mylan, Inc. (a)	19,000	463,600
Onyx Pharmaceuticals, Inc. (a)	1,300	109,850
Patterson Cos., Inc.	8,500	291,040
Perrigo Co.	570	66,217
Salix Pharmaceuticals Ltd. (a)	9,200	389,528
Sirona Dental Systems, Inc. (a)	200	11,392
United Therapeutics Corp. (a)	7,400	413,512
Warner Chilcott PLC Class A	59,000	796,500
Watson Pharmaceuticals, Inc. (a)	1,600	136,256

		16,573,507

	Number of Shares	Value
Pipelines — 0.1%
Kinder Morgan, Inc.	54	$1,918
ONEOK, Inc.	300	14,493
The Williams Cos., Inc.	11,600	405,652

		422,063

Real Estate — 0.1%
CBRE Group, Inc. (a)	10,900	200,669

Real Estate Investment Trusts (REITS) — 1.4%
American Tower Corp.	4,815	343,743
Apartment Investment & Management Co. Class A	1,400	36,386
Boston Properties, Inc.	930	102,867
BRE Properties, Inc.	4,300	201,627
Camden Property Trust	1,600	103,184
Digital Realty Trust, Inc.	2,200	153,670
Equity Residential	500	28,765
Essex Property Trust, Inc.	560	83,014
Extra Space Storage, Inc.	4,400	146,300
Federal Realty Investment Trust	2,090	220,077
HCP, Inc.	2,800	124,544
Kilroy Realty Corp.	3,400	152,252
Mid-America Apartment Communities, Inc.	4,700	306,957
Plum Creek Timber Co., Inc.	2,700	118,368
Post Properties, Inc.	3,400	163,064
Public Storage	2,450	340,967
Regency Centers Corp.	2,100	102,333
Simon Property Group, Inc.	9,429	1,431,417
Weyerhaeuser Co.	2,800	73,192

		4,232,727

Retail — 9.3%
Advance Auto Parts, Inc.	3,940	269,654
American Eagle Outfitters, Inc.	31,500	664,020
AutoNation, Inc. (a)	2,100	91,707
AutoZone, Inc. (a)	1,488	550,069
Bed Bath & Beyond, Inc. (a)	8,200	516,600
Big Lots, Inc. (a)	9,300	275,094
Brinker International, Inc.	12,700	448,310
Chico’s FAS, Inc.	22,000	398,420
Chipotle Mexican Grill, Inc. (a)	3	953
Coach, Inc.	11,109	622,326
Copart, Inc. (a)	100	2,773
Costco Wholesale Corp.	13,760	1,377,720
CVS Caremark Corp.	13,000	629,460
Darden Restaurants, Inc.	2,200	122,650
Dick’s Sporting Goods, Inc.	3,100	160,735
Dollar General Corp. (a)	4,300	221,622
Dollar Tree, Inc. (a)	8,720	420,958
DSW, Inc. Class A	1,700	113,424
Dunkin’ Brands Group, Inc.	3,700	108,021
Family Dollar Stores, Inc.	130	8,619
Foot Locker, Inc.	20,300	720,650

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Gap, Inc.	19,600	$701,288
GNC Holdings, Inc. Class A	9,100	354,627
Hanesbrands, Inc. (a)	8,600	274,168
The Home Depot, Inc.	55,800	3,368,646
Kohl’s Corp.	8,100	414,882
Limited Brands, Inc.	7,600	374,376
Lowe’s Cos., Inc.	4,600	139,104
Macy’s, Inc.	22,900	861,498
McDonald’s Corp.	28,280	2,594,690
Michael Kors Holdings Ltd. (a)	2,100	111,678
MSC Industrial Direct Co., Inc. Class A	200	13,492
Nordstrom, Inc.	5,800	320,044
Nu Skin Enterprises, Inc. Class A	28,100	1,091,123
O’Reilly Automotive, Inc. (a)	5,400	451,548
Panera Bread Co. Class A (a)	900	153,801
PetSmart, Inc.	5,800	400,084
PVH Corp.	2,620	245,546
Ross Stores, Inc.	14,880	961,248
Sally Beauty Holdings, Inc. (a)	2,100	52,689
Starbucks Corp.	100	5,075
Target Corp.	2,700	171,369
The TJX Cos., Inc.	44,220	1,980,614
Tractor Supply Co.	900	89,001
Ulta Salon Cosmetics & Fragrance, Inc.	100	9,630
Urban Outfitters, Inc. (a)	3,600	135,216
Wal-Mart Stores, Inc.	53,540	3,951,252
Williams-Sonoma, Inc.	1,800	79,146
Yum! Brands, Inc.	4,140	274,648

		27,304,268

Savings & Loans — 0.0%
People’s United Financial, Inc.	8,000	97,120

Semiconductors — 2.7%
Advanced Micro Devices, Inc. (a)	57,100	192,427
Altera Corp.	9,500	322,858
Analog Devices, Inc.	1,080	42,325
Avago Technologies Ltd.	6,900	240,569
Broadcom Corp. Class A (a)	13,500	466,830
Cypress Semiconductor Corp. (a)	1,900	20,368
Freescale Semiconductor Ltd. (a)	15,400	146,454
Intel Corp.	183,600	4,164,048
Lam Research Corp. (a)	2,200	69,927
Linear Technology Corp.	8,320	264,992
LSI Corp. (a)	39,000	269,490
Maxim Integrated Products, Inc.	5,800	154,396
Microchip Technology, Inc.	5,900	193,166
Rovi Corp. (a)	15,000	217,650
Silicon Laboratories, Inc. (a)	1,400	51,464
Skyworks Solutions, Inc. (a)	3,000	70,695
Teradyne, Inc. (a)	8,400	119,448
Texas Instruments, Inc.	20,150	555,132

	Number of Shares	Value
Xilinx, Inc.	9,610	$321,070

		7,883,309

Software — 7.7%
Adobe Systems, Inc. (a)	12,950	420,357
ANSYS, Inc. (a)	2,300	168,820
Ariba, Inc. (a)	2,200	98,560
Autodesk, Inc. (a)	3,550	118,464
BMC Software, Inc. (a)	8,330	345,612
Broadridge Financial Solutions, Inc.	13,960	325,687
CA, Inc.	31,400	809,021
Cerner Corp. (a)	3,600	278,676
Citrix Systems, Inc. (a)	6,000	459,420
Compuware Corp. (a)	300	2,973
The Dun & Bradstreet Corp.	5,220	415,616
Fiserv, Inc. (a)	3,750	277,612
Intuit, Inc.	6,960	409,805
Microsoft Corp.	358,960	10,689,829
MSCI, Inc. Class A (a)	2,700	96,633
NetSuite, Inc. (a)	2,100	133,980
Nuance Communications, Inc. (a)	8,500	211,565
Oracle Corp.	182,900	5,759,521
Red Hat, Inc. (a)	700	39,858
Salesforce.com, Inc. (a)	2,570	392,413
SEI Investments Co.	1,900	40,755
Solarwinds, Inc. (a)	6,500	362,310
Solera Holdings, Inc.	1,400	61,418
VeriFone Systems, Inc. (a)	8,000	222,800
VMware, Inc. Class A (a)	3,680	356,003

		22,497,708

Telecommunications — 4.0%
Crown Castle International Corp. (a)	6,500	416,650
EchoStar Corp. (a)	20,700	593,262
Harris Corp.	3,370	172,611
Level 3 Communications, Inc. (a)	300	6,891
Motorola Solutions, Inc.	7,000	353,850
NeuStar, Inc. Class A (a)	7,400	296,222
QUALCOMM, Inc.	55,590	3,473,819
SBA Communications Corp. Class A (a)	570	35,853
tw telecom, Inc. (a)	3,800	99,066
Verizon Communications, Inc.	121,300	5,527,641
Virgin Media, Inc.	11,500	338,560
Windstream Corp.	27,270	275,700

		11,590,125

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	3,870	147,718
Mattel, Inc.	7,800	276,744

		424,462

Transportation — 1.9%
C.H. Robinson Worldwide, Inc.	900	52,695
Con-way, Inc.	19,600	536,452

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CSX Corp.	31,300	$649,475
Expeditors International of Washington, Inc.	100	3,636
FedEx Corp.	500	42,310
J.B. Hunt Transport Services, Inc.	2,800	145,712
Kansas City Southern	1,500	113,670
Kirby Corp. (a)	40	2,211
Landstar System, Inc.	1,060	50,117
Union Pacific Corp.	18,970	2,251,739
United Continental Holdings, Inc. (a)	20,055	391,072
United Parcel Service, Inc. Class B	16,700	1,195,219

		5,434,308

Water — 0.0%
Aqua America, Inc.	200	4,952

TOTAL COMMON STOCK (Cost $261,220,063)		291,589,129

TOTAL EQUITIES (Cost $261,220,063)		291,589,129

TOTAL LONG-TERM INVESTMENTS (Cost $261,220,063)		291,589,129

	Principal Amount
SHORT-TERM INVESTMENTS — 0.3%
Repurchase Agreement — 0.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/28/12, 0.010%, due 10/01/12 (b)	$752,391	752,391

Time Deposits — 0.0%
Euro Time Deposit, 0.010% 10/01/12	9,378	9,378

TOTAL SHORT-TERM INVESTMENTS (Cost $761,769)		761,769

TOTAL INVESTMENTS — 100.0%
(Cost $261,981,832) (c)		292,350,898

Other Assets/(Liabilities) — (0.0)%		(4,598)

NET ASSETS — 100.0%		$292,346,300

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $752,391. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/15/17, and an aggregate market value, including accrued interest, of $769,258.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small/Mid Cap Opportunities Fund – Portfolio of Investments

September 30, 2012

	Number of Shares	Value
EQUITIES — 98.7%

COMMON STOCK — 98.7%
Advertising — 0.2%
The Interpublic Group of Companies, Inc.	20,475	$227,683

Aerospace & Defense — 1.3%
BE Aerospace, Inc. (a)	35,720	1,503,812
Exelis, Inc.	1,922	19,873
LMI Aerospace, Inc. (a)	1,770	36,179
Moog, Inc. Class A (a)	5,295	200,522

		1,760,386

Agriculture — 0.0%
The Andersons, Inc.	49	1,845
Universal Corp. (b)	483	24,595

		26,440

Airlines — 0.5%
Alaska Air Group, Inc. (a)	3,600	126,216
Delta Air Lines, Inc. (a)	4,546	41,641
JetBlue Airways Corp. (a)	38,114	182,566
Republic Airways Holdings, Inc. (a)	760	3,519
Southwest Airlines Co.	12,779	112,072
Spirit Airlines, Inc. (a)	6,732	114,983
US Airways Group, Inc. (a) (b)	10,100	105,646

		686,643

Apparel — 0.4%
Ascena Retail Group, Inc. (a)	16,487	353,646
Iconix Brand Group, Inc. (a)	777	14,173
The Jones Group, Inc.	7,933	102,098
True Religion Apparel, Inc.	2,328	49,656

		519,573

Auto Manufacturers — 0.0%
Navistar International Corp. (a)	3,158	66,602

Automotive & Parts — 1.3%
Cooper Tire & Rubber Co.	9,006	172,735
Dana Holding Corp.	109,131	1,342,311
Gentherm, Inc. (a)	6,695	83,286
Miller Industries, Inc.	4,609	73,975
Standard Motor Products, Inc.	3,331	61,357

		1,733,664

Banks — 2.4%
Associated Banc-Corp.	4,056	53,417
CapitalSource, Inc.	227,122	1,721,585
Citizens & Northern Corp.	1,395	27,356
Commerce Bancshares, Inc.	280	11,292
CVB Financial Corp.	15,223	181,763
Eagle Bancorp, Inc. (a)	3,576	59,791
First Horizon National Corp.	2,031	19,558
FirstMerit Corp.	35,659	525,257

	Number of Shares	Value
Huntington Bancshares, Inc.	29,766	$205,385
KeyCorp	8,686	75,916
Lakeland Financial Corp.	636	17,554
Old National Bancorp	9,845	133,990
Republic Bancorp, Inc. Class A	1,840	40,388
Southside Bancshares, Inc.	1,928	42,050
Univest Corp. of Pennsylvania	2,997	53,946
WesBanco, Inc.	3,700	76,627

		3,245,875

Beverages — 0.1%
Cott Corp. (a)	11,538	91,150

Biotechnology — 1.1%
Cambrex Corp. (a)	20,323	238,389
Charles River Laboratories International, Inc. (a)	4,747	187,981
Halozyme Therapeutics, Inc. (a)	37,979	287,121
Myriad Genetics, Inc. (a)	12,987	350,519
PDL BioPharma, Inc. (b)	47,243	363,299
RTI Biologics, Inc. (a)	25,539	106,498

		1,533,807

Chemicals — 2.2%
A. Schulman, Inc.	9,598	228,624
Aceto Corp.	2,165	20,459
Chemtura Corp. (a)	11,088	190,935
Cytec Industries, Inc.	12,617	826,666
H.B. Fuller Co.	8,570	262,928
Huntsman Corp.	17,855	266,575
Innospec, Inc. (a)	3,369	114,277
Kronos Worldwide, Inc. (b)	2,517	37,604
Methanex Corp.	3,728	106,397
Olin Corp.	910	19,774
Omnova Solutions, Inc. (a)	5,147	38,963
PolyOne Corp.	660	10,936
RPM International, Inc. (b)	3,714	105,998
The Valspar Corp.	651	36,521
W.R. Grace & Co. (a) (b)	11,618	686,391

		2,953,048

Coal — 0.0%
Cloud Peak Energy, Inc. (a)	610	11,041

Commercial Services — 7.3%
Aaron’s, Inc.	6,011	167,166
Alliance Data Systems Corp. (a)	141	20,015
Booz Allen Hamilton Holding Corp. (b)	13,755	190,507
Bridgepoint Education, Inc. (a) (b)	563	5,714
Chemed Corp.	3,756	260,253
Coinstar, Inc. (a) (b)	3,931	176,816
Convergys Corp.	2,841	44,518
Deluxe Corp.	7,996	244,358
DeVry, Inc. (b)	897	20,416

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small/Mid Cap Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Donnelley (R.R.) & Sons Co. (b)	22,220	$235,532
Euronet Worldwide, Inc. (a)	11,516	216,386
Genpact Ltd.	6,322	105,451
Global Cash Access Holdings, Inc. (a)	16,212	130,507
Global Payments, Inc.	655	27,399
Grand Canyon Education, Inc. (a)	10,235	240,830
Green Dot Corp. Class A (a) (b)	7,679	93,914
Heartland Payment Systems, Inc.	2,698	85,473
ICF International, Inc. (a)	8,067	162,147
Intersections, Inc. (b)	4,938	52,046
Kforce, Inc. (a)	1,811	21,352
Korn/Ferry International (a)	57,553	882,287
MAXIMUS, Inc. (b)	2,824	168,649
Medifast, Inc. (a)	6,591	172,355
Monro Muffler Brake, Inc.	28,702	1,010,023
Moody’s Corp.	30,082	1,328,722
Navigant Consulting, Inc. (a)	11,074	122,368
Net 1 UEPS Technologies, Inc. (a)	6,519	58,997
PAREXEL International Corp. (a)	3,000	92,280
Quad/Graphics, Inc. (b)	4,729	80,204
Rent-A-Center, Inc.	1,877	65,845
Resources Connection, Inc.	7,377	96,712
Robert Half International, Inc.	91,991	2,449,720
SAIC, Inc.	10,200	122,808
Team Health Holdings, Inc. (a)	540	14,650
TeleTech Holdings, Inc. (a)	6,634	113,110
TNS, Inc. (a)	2,621	39,184
Total System Services, Inc.	10,609	251,433
TrueBlue, Inc. (a)	13,156	206,812
Valassis Communications, Inc. (a) (b)	8,245	203,569

		9,980,528

Computers — 5.6%
Brocade Communications Systems, Inc. (a)	46,351	274,166
CACI International, Inc. Class A (a)	16,827	871,470
Cadence Design Systems, Inc. (a)	24,965	321,175
Diebold, Inc.	6,058	204,215
Electronics for Imaging, Inc. (a)	12,961	215,282
Fortinet, Inc. (a)	50,587	1,221,170
iGATE Corp. (a)	5,998	108,984
j2 Global, Inc.	29,146	956,572
Lexmark International, Inc. Class A (b)	577	12,838
Manhattan Associates, Inc. (a)	1,694	97,015
Mentor Graphics Corp. (a)	13,247	205,064
NCR Corp. (a)	10,302	240,140
Netscout Systems, Inc. (a)	6,673	170,228
Sykes Enterprises, Inc. (a)	7,442	100,021
Synopsys, Inc. (a)	5,023	165,859
Virtusa Corp. (a)	300	5,331
Western Digital Corp.	62,930	2,437,279

		7,606,809

	Number of Shares	Value
Distribution & Wholesale — 1.9%
Beacon Roofing Supply, Inc. (a)	10,937	$311,704
Fossil, Inc. (a)	13,554	1,148,024
Owens & Minor, Inc.	3,897	116,442
Pool Corp.	24,982	1,038,752

		2,614,922

Diversified Financial — 1.9%
Encore Capital Group, Inc. (a)	5,187	146,585
Federated Investors, Inc. Class B (b)	7,451	154,161
Financial Engines, Inc. (a)	17,947	427,677
KBW, Inc.	43,554	717,334
The NASDAQ OMX Group, Inc.	5,801	135,134
Netspend Holdings, Inc. (a)	1,750	17,203
Ocwen Financial Corp. (a)	34,504	945,755

		2,543,849

Electric — 1.3%
The AES Corp. (a)	69,943	767,275
Avista Corp.	5,935	152,767
CenterPoint Energy, Inc.	4,677	99,620
CMS Energy Corp.	1,684	39,658
El Paso Electric Co.	3,455	118,334
The Empire District Electric Co.	250	5,388
NorthWestern Corp.	754	27,317
NV Energy, Inc.	10,737	193,373
Portland General Electric Co.	3,341	90,341
TECO Energy, Inc.	14,272	253,185

		1,747,258

Electrical Components & Equipment — 1.4%
Belden, Inc.	5,460	201,365
EnerSys (a)	8,453	298,306
General Cable Corp. (a)	22,288	654,821
Greatbatch, Inc. (a)	29,832	725,813
Molex, Inc. (b)	1,404	36,897

		1,917,202

Electronics — 2.0%
Avnet, Inc. (a)	1,065	30,981
Celestica, Inc. (a) (b)	12,457	88,943
Flextronics International Ltd. (a)	17,573	105,438
Imax Corp. (a) (b)	73,091	1,455,242
Itron, Inc. (a)	377	16,267
Newport Corp. (a)	3,377	37,350
PerkinElmer, Inc.	7,210	212,479
Waters Corp. (a)	5,175	431,233
Watts Water Technologies, Inc. Class A	2,816	106,529
Zagg, Inc. (a)	17,594	150,077
Zygo Corp. (a)	884	16,168

		2,650,707

Energy – Alternate Sources — 0.2%
Green Plains Renewable Energy, Inc. (a)	524	3,071

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small/Mid Cap Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Renewable Energy Group, Inc. (a) (b)	35,310	$234,811
REX American Resources Corp. (a)	2,707	48,753

		286,635

Engineering & Construction — 1.9%
AECOM Technology Corp. (a)	7,965	168,539
Dycom Industries, Inc. (a)	407	5,853
EMCOR Group, Inc.	616	17,581
KBR, Inc.	80,406	2,397,707
URS Corp.	1,575	55,613

		2,645,293

Entertainment — 0.2%
Cinemark Holdings, Inc.	6,030	135,253
Penn National Gaming, Inc. (a)	35	1,509
Regal Entertainment Group Class A (b)	7,191	101,177

		237,939

Environmental Controls — 2.0%
Darling International, Inc. (a)	13,159	240,678
Mine Safety Appliances Co.	2,596	96,753
Tetra Technologies, Inc. (a)	10,191	267,616
Waste Connections, Inc.	69,134	2,091,303

		2,696,350

Foods — 1.4%
Dean Foods Co. (a)	14,720	240,672
Harris Teeter Supermarkets, Inc.	567	22,022
Ingredion, Inc.	1,160	63,986
Safeway, Inc. (b)	6,228	100,209
Spartan Stores, Inc.	3,159	48,364
TreeHouse Foods, Inc. (a)	23,949	1,257,322
Village Super Market	991	36,429
Weis Markets, Inc.	1,844	78,057

		1,847,061

Forest Products & Paper — 0.9%
Boise, Inc.	4,484	39,280
Buckeye Technologies, Inc.	9,278	297,453
KapStone Paper and Packaging Corp. (a)	11,328	253,634
Neenah Paper, Inc.	4,907	140,536
P.H. Glatfelter Co.	17,823	317,428
Schweitzer-Mauduit International, Inc.	4,284	141,329

		1,189,660

Gas — 0.9%
Chesapeake Utilities Corp.	120	5,683
PAA Natural Gas Storage LP	39,390	783,861
UGI Corp.	5,421	172,117
Vectren Corp.	7,675	219,505

		1,181,166

Hand & Machine Tools — 0.6%
Lincoln Electric Holdings, Inc.	1,247	48,695

	Number of Shares	Value
Regal-Beloit Corp.	11,770	$829,550

		878,245

Health Care – Products — 2.7%
Cepheid, Inc. (a)	24,950	861,024
CONMED Corp.	8,092	230,622
Cyberonics, Inc. (a)	648	33,968
Dexcom, Inc. (a)	55,660	836,570
Hanger, Inc. (a)	6,284	179,283
Henry Schein, Inc. (a)	2,727	216,169
IDEXX Laboratories, Inc. (a)	197	19,572
Masimo Corp. (a)	2,380	57,548
OraSure Technologies, Inc. (a)	18,270	203,162
Orthofix International NV (a)	12,791	572,397
PSS World Medical, Inc. (a)	910	20,730
ResMed, Inc.	6,742	272,849
Steris Corp.	2,987	105,949
Vascular Solutions, Inc. (a)	3,846	56,959
Young Innovations, Inc.	1,476	57,712

		3,724,514

Health Care – Services — 3.7%
AMERIGROUP Corp. (a)	5,679	519,231
AmSurg Corp. (a)	8,188	232,376
Bio-Reference Laboratories, Inc. (a) (b)	6,474	185,027
DaVita, Inc. (a)	1,107	114,696
The Ensign Group, Inc.	7,773	237,893
Health Management Associates, Inc. Class A (a)	15,236	127,830
HealthSouth Corp. (a)	67,053	1,613,295
Laboratory Corporation of America Holdings (a)	1,007	93,117
LifePoint Hospitals, Inc. (a)	368	15,743
Magellan Health Services, Inc. (a)	260	13,419
Metropolitan Health Networks, Inc. (a)	16,807	156,977
Select Medical Holdings Corp. (a)	21,019	236,043
Skilled Healthcare Group, Inc. Class A (a)	1,819	11,696
Triple-S Management Corp. Class B (a)	2,079	43,451
U.S. Physical Therapy, Inc.	5,313	146,798
Universal Health Services, Inc. Class B	1,190	54,419
WellCare Health Plans, Inc. (a)	20,850	1,179,068

		4,981,079

Holding Company – Diversified — 0.0%
Harbinger Group, Inc. (a)	4,335	36,544

Home Builders — 0.6%
Toll Brothers, Inc. (a)	24,623	818,222

Home Furnishing — 0.1%
Kimball International, Inc. Class B	1,600	19,552
La-Z-Boy, Inc. (a)	6,533	95,578

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small/Mid Cap Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
VOXX International Corp. (a)	10,433	$78,039

		193,169

Household Products — 0.3%
Acco Brands Corp. (a)	117	759
Avery Dennison Corp.	1,650	52,503
CSS Industries, Inc.	1,884	38,716
Helen of Troy Ltd. (a)	2,024	64,424
Jarden Corp.	3,109	164,280
Spectrum Brands Holdings, Inc. (a)	471	18,845

		339,527

Housewares — 0.2%
The Toro Co.	5,587	222,251

Insurance — 4.5%
Allied World Assurance Co. Holdings Ltd.	1,413	109,154
Alterra Capital Holdings Ltd.	21,965	525,842
American Financial Group, Inc.	9,332	353,683
AmTrust Financial Services, Inc. (b)	25,612	656,179
Aspen Insurance Holdings Ltd.	3,720	113,423
Assurant, Inc.	6,013	224,285
Axis Capital Holdings Ltd.	3,480	121,522
CNO Financial Group, Inc.	36,838	355,487
Everest Re Group Ltd.	1,567	167,606
FBL Financial Group, Inc. Class A	1,080	35,856
Fidelity National Financial, Inc. Class A	13,464	287,995
First American Financial Corp.	5,259	113,963
Greenlight Capital Re Ltd. Class A (a)	3,417	84,571
HCC Insurance Holdings, Inc.	10,326	349,948
Horace Mann Educators Corp.	11,332	205,222
Maiden Holdings Ltd.	4,837	43,001
Meadowbrook Insurance Group, Inc.	19,008	146,172
Montpelier Re Holdings Ltd.	5,859	129,660
PartnerRe Ltd.	1,435	106,592
Primerica, Inc.	12,168	348,491
ProAssurance Corp.	2,687	243,012
Protective Life Corp.	7,708	202,027
Reinsurance Group of America, Inc. Class A	5,369	310,704
RenaissanceRe Holdings Ltd.	1,369	105,468
StanCorp Financial Group, Inc.	987	30,834
Symetra Financial Corp.	26,012	319,948
Torchmark Corp.	5,270	270,614
Tower Group, Inc.	57	1,105
Validus Holdings Ltd.	3,707	125,704

		6,088,068

Internet — 2.2%
Ancestry.com, Inc. (a) (b)	4,155	124,982
AOL, Inc. (a) (b)	2,031	71,552
Dice Holdings, Inc. (a)	21,356	179,818
Digital River, Inc. (a)	1,406	23,424

	Number of Shares	Value
IAC/InterActiveCorp	3,423	$178,201
Move, Inc. (a)	4,022	34,670
Perficient, Inc. (a)	2,819	34,025
Sapient Corp. (a)	16,686	177,873
Splunk, Inc. (a)	439	16,120
TIBCO Software, Inc. (a)	56,179	1,698,291
Travelzoo, Inc. (a)	460	10,842
ValueClick, Inc. (a)	11,795	202,756
VASCO Data Security International, Inc. (a)	5,387	50,530
Websense, Inc. (a)	13,029	203,904
XO Group, Inc. (a)	2,691	22,470

		3,029,458

Iron & Steel — 0.0%
Metals USA Holdings Corp. (a)	4,864	65,032

Leisure Time — 0.0%
Multimedia Games Holding Co. (a)	527	8,290
Polaris Industries, Inc.	244	19,732
Town Sports International Holdings, Inc. (a)	2,133	26,385

		54,407

Lodging — 0.1%
Ameristar Casinos, Inc.	9,328	166,038

Machinery – Diversified — 1.0%
Altra Holdings, Inc.	3,331	60,624
Applied Industrial Technologies, Inc.	2,319	96,076
Columbus McKinnon Corp. (a)	3,117	47,098
Gardner Denver, Inc.	189	11,418
Kadant, Inc. (a)	4,781	110,871
NACCO Industries, Inc. Class A	1,012	126,915
Tennant Co.	277	11,861
Wabtec Corp.	9,331	749,186
Xylem, Inc.	833	20,950
Zebra Technologies Corp. Class A (a)	2,305	86,530

		1,321,529

Manufacturing — 1.1%
Actuant Corp. Class A	10,755	307,808
AZZ, Inc.	772	29,321
Barnes Group, Inc.	5,926	148,209
Carlisle Cos., Inc. (b)	2,371	123,102
EnPro Industries, Inc. (a)	1,883	67,807
FreightCar America, Inc.	3,376	60,059
GP Strategies Corp. (a)	4,854	93,779
Koppers Holdings, Inc.	2,850	99,551
LSB Industries, Inc. (a)	1,178	51,679
Myers Industries, Inc.	7,859	122,758
Park-Ohio Holdings Corp. (a)	2,600	56,342
Smith & Wesson Holding Corp. (a)	10,170	111,972
Standex International Corp.	3,036	134,950
Trimas Corp. (a)	5,086	122,623

		1,529,960

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small/Mid Cap Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Media — 0.3%
Demand Media, Inc. (a)	3,879	$42,165
John Wiley & Sons, Inc. Class A	2,956	135,828
Scholastic Corp.	7,117	226,178

		404,171

Metal Fabricate & Hardware — 0.3%
Commercial Metals Co.	3,624	47,837
The Timken Co.	2,131	79,188
Worthington Industries, Inc.	15,735	340,820

		467,845

Mining — 0.7%
Aurizon Mines Ltd. (a)	19,799	104,143
Compass Minerals International, Inc.	10,054	749,928
Nevsun Resources Ltd.	4,279	20,111
Noranda Aluminum Holding Corp.	3,631	24,291

		898,473

Office Furnishings — 0.4%
Herman Miller, Inc.	8,531	165,843
Knoll, Inc.	8,069	112,562
Steelcase, Inc. Class A	20,154	198,517

		476,922

Oil & Gas — 2.9%
Alon USA Energy, Inc.	10,524	144,179
CVR Energy, Inc. (a)	2,367	86,987
CVR Energy, Inc. (c)	5,896	-
Delek US Holdings, Inc.	7,021	178,965
Denbury Resources, Inc. (a)	2,707	43,745
EPL Oil & Gas, Inc. (a)	36,965	750,020
Gran Tierra Energy, Inc. (a)	28,483	147,257
Helmerich & Payne, Inc.	4,650	221,387
Kosmos Energy Ltd. (a)	42,496	484,030
Nabors Industries Ltd. (a)	6,177	86,663
Parker Drilling Co. (a)	41,200	174,276
Patterson-UTI Energy, Inc.	13,850	219,384
Tesoro Corp.	10,359	434,042
TransGlobe Energy Corp. (a)	12,681	137,716
VAALCO Energy, Inc. (a)	34,671	296,437
Venoco, Inc. (a)	10,714	127,282
Warren Resources, Inc. (a)	17,676	53,735
Western Refining, Inc.	12,768	334,266

		3,920,371

Oil & Gas Services — 2.2%
Basic Energy Services, Inc. (a) (b)	6,040	67,769
C&J Energy Services, Inc. (a) (b)	11,825	235,318
Forum Energy Technologies, Inc. (a) (b)	5,770	140,326
Helix Energy Solutions Group, Inc. (a)	14,300	261,261
HollyFrontier Corp.	36,111	1,490,301
ION Geophysical Corp. (a)	14,450	100,283
Key Energy Services, Inc. (a)	4,678	32,746
Matrix Service Co. (a)	7,432	78,556

	Number of Shares	Value
Newpark Resources, Inc. (a)	1,110	$8,225
Pioneer Energy Services Corp. (a)	2,106	16,406
RPC, Inc. (b)	23,941	284,658
Targa Resources Corp.	4,599	231,514
Tesco Corp. (a)	930	9,932

		2,957,295

Packaging & Containers — 1.3%
Ball Corp.	404	17,093
Bemis Co., Inc.	4,150	130,601
Graphic Packaging Holding Co. (a)	21,262	123,532
Packaging Corporation of America	38,589	1,400,781
Silgan Holdings, Inc.	847	36,853

		1,708,860

Pharmaceuticals — 3.2%
Achillion Pharmaceuticals, Inc. (a)	36,315	378,039
Catamaran Corp. (a)	8,986	880,358
Endo Health Solutions, Inc. (a)	3,272	103,788
MAP Pharmaceuticals, Inc. (a)	18,794	292,623
Medivation, Inc. (a)	10,440	588,398
Obagi Medical Products, Inc. (a)	8,367	103,834
Omnicare, Inc.	4,748	161,290
Patterson Cos., Inc.	7,284	249,404
PharMerica Corp. (a)	4,010	50,767
Questcor Pharmaceuticals, Inc. (a) (b)	42,445	785,233
Santarus, Inc. (a)	17,879	158,766
SciClone Pharmaceuticals, Inc. (a)	29,493	163,686
United Therapeutics Corp. (a)	1,005	56,159
USANA Health Sciences, Inc. (a) (b)	4,706	218,688
VIVUS, Inc. (a)	11,820	210,632

		4,401,665

Pipelines — 0.0%
Crosstex Energy, Inc.	3,174	44,531

Real Estate Investment Trusts (REITS) — 9.4%
Acadia Realty Trust	67	1,663
American Assets Trust, Inc.	2,140	57,331
American Campus Communities, Inc.	1,147	50,330
Apartment Investment & Management Co. Class A	5,759	149,676
Ares Commercial Real Estate Corp.	11,670	199,090
Brandywine Realty Trust	7,190	87,646
Camden Property Trust	10	645
CBL & Associates Properties, Inc.	7,387	157,639
Cedar Realty Trust, Inc.	2,020	10,666
Chatham Lodging Trust	22,895	317,783
Coresite Realty Corp.	4,278	115,249
CubeSmart	11,677	150,283
CYS Investments, Inc. (b)	117,649	1,657,674
DCT Industrial Trust Inc. (b)	7,362	47,632
Digital Realty Trust, Inc.	18,070	1,262,189
Douglas Emmett, Inc.	1,904	43,925
Duke Realty Corp.	4,682	68,825
Eastgroup Properties	5,685	302,442

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small/Mid Cap Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Education Realty Trust, Inc.	3,746	$40,831
Extra Space Storage, Inc.	9,426	313,414
First Industrial Realty Trust, Inc. (a)	10,228	134,396
Glimcher Realty Trust	13,090	138,361
Hatteras Financial Corp.	65,085	1,834,746
Healthcare Realty Trust, Inc.	7,672	176,840
LaSalle Hotel Properties	57,006	1,521,490
Lexington Realty Trust	10,460	101,044
Liberty Property Trust	1,757	63,674
Mid-America Apartment Communities, Inc.	15,201	992,777
OMEGA Healthcare Investors, Inc.	3,094	70,327
Post Properties, Inc.	1,026	49,207
Ramco-Gershenson Properties Trust	7,671	96,118
Regency Centers Corp. (b)	931	45,368
Sabra Health Care REIT, Inc.	7,863	157,339
Sovran Self Storage, Inc. (b)	4,489	259,689
Starwood Property Trust, Inc.	53,476	1,244,387
Sun Communities, Inc.	2,935	129,492
Sunstone Hotel Investors, Inc. (a)	9,455	104,005
Tanger Factory Outlet Centers, Inc.	7,738	250,170
Taubman Centers, Inc.	3,536	271,317
Weingarten Realty Investors	3,739	105,103

		12,780,783

Retail — 9.8%
Advance Auto Parts, Inc.	2,992	204,772
ANN, Inc. (a)	10,836	408,842
Big Lots, Inc. (a)	6,245	184,727
Bob Evans Farms, Inc.	6,143	240,375
Body Central Corp. (a)	6,391	66,786
Brinker International, Inc.	9,433	332,985
Brown Shoe Co., Inc.	810	12,984
The Buckle, Inc. (b)	1,137	51,654
CarMax, Inc. (a)	62,757	1,776,023
Cash America International, Inc.	1,347	51,954
The Cato Corp. Class A (b)	11,534	342,675
CEC Entertainment, Inc.	225	6,777
The Cheesecake Factory, Inc.	7,668	274,131
Chico’s FAS, Inc.	21,515	389,637
Cracker Barrel Old Country Store, Inc.	1,453	97,511
Denny’s Corp. (a)	6,935	33,635
Dick’s Sporting Goods, Inc.	502	26,029
Dillard’s, Inc. Class A	2,735	197,795
Dunkin’ Brands Group, Inc. (b)	87,234	2,546,797
Express, Inc. (a)	13,882	205,731
EZCORP, Inc. (a)	4,439	101,786
The Finish Line, Inc. Class A	14,709	334,483
First Cash Financial Services, Inc. (a) (b)	345	15,873
Foot Locker, Inc.	9,409	334,019
Fred’s, Inc. Class A	6,254	88,994
GameStop Corp. Class A (b)	13,629	286,209
Hibbett Sports, Inc. (a)	406	24,137

	Number of Shares	Value
Hot Topic, Inc.	19,314	$168,032
HSN, Inc.	534	26,193
Insight Enterprises, Inc. (a)	2,300	40,204
The Men’s Wearhouse, Inc.	47	1,618
Nu Skin Enterprises, Inc. Class A (b)	1,696	65,856
Papa John’s International, Inc. (a)	3,303	176,413
Pier 1 Imports, Inc.	73,863	1,384,193
PVH Corp.	17,705	1,659,313
RadioShack Corp. (b)	1,118	2,661
Red Robin Gourmet Burgers, Inc. (a)	4,169	135,743
Regis Corp.	4,615	84,824
Roundy’s, Inc. (b)	19,020	115,071
Rue21, Inc. (a)	4,995	155,594
Ruth’s Hospitality Group, Inc. (a)	917	5,841
Saks, Inc. (a) (b)	25,290	260,740
Stage Stores, Inc. (b)	3,350	70,551
Staples, Inc. (b)	10,830	124,762
Texas Roadhouse, Inc.	2,240	38,304
Williams-Sonoma, Inc.	3,850	169,284

		13,322,518

Savings & Loans — 1.0%
BankUnited, Inc.	24,858	611,755
Flushing Financial Corp.	2,677	42,297
OceanFirst Financial Corp.	2,601	38,157
Oritani Financial Corp.	31,398	472,540
Washington Federal, Inc.	11,606	193,588

		1,358,337

Semiconductors — 2.6%
Brooks Automation, Inc.	3,230	25,937
Cabot Microelectronics Corp.	397	13,950
Cypress Semiconductor Corp. (a)	785	8,415
Emulex Corp. (a)	18,337	132,210
Entegris, Inc. (a)	4,899	39,829
GSI Group, Inc. (a)	6,815	60,722
Integrated Silicon Solution, Inc. (a)	5,882	54,467
IXYS Corp. (a)	7,758	76,959
LSI Corp. (a)	16,124	111,417
Magnachip Semiconductor Corp. (a)	3,427	40,439
Semtech Corp. (a)	70,039	1,761,481
Skyworks Solutions, Inc. (a)	53,378	1,257,852

		3,583,678

Software — 3.0%
Actuate Corp. (a)	16,442	115,587
Acxiom Corp. (a)	20,488	374,316
BMC Software, Inc. (a)	928	38,503
Broadridge Financial Solutions, Inc.	10,737	250,494
CSG Systems International, Inc. (a)	9,831	221,099
Deltek, Inc. (a)	2,620	34,112
The Dun & Bradstreet Corp.	216	17,198
Ebix, Inc. (b)	7,253	171,243
EPAM Systems, Inc. (a) (b)	2,850	53,979
Fair Isaac Corp.	565	25,007
Infoblox, Inc. (a) (b)	1,387	32,248

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small/Mid Cap Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
JDA Software Group, Inc. (a)	886	$28,157
ManTech International Corp. Class A	1,196	28,704
MedAssets, Inc. (a)	14,428	256,818
MSCI, Inc. Class A (a)	60,534	2,166,512
Omnicell, Inc. (a)	10,748	149,397
Parametric Technology Corp. (a)	2,580	56,244
Seachange International, Inc. (a)	2,140	16,799
SYNNEX Corp. (a)	1,287	41,931

		4,078,348

Telecommunications — 2.7%
Amdocs Ltd.	6,278	207,111
Arris Group, Inc. (a)	17,314	221,446
Aruba Networks, Inc. (a)	74,951	1,685,273
Finisar Corp. (a) (b)	56,477	807,621
Globecomm Systems, Inc. (a)	5,080	56,642
Harris Corp.	1,940	99,367
Neutral Tandem, Inc. (a)	642	6,022
Polycom, Inc. (a)	4,575	45,155
Portugal Telecom SGPS SA Sponsored ADR (Portugal) (b)	11,267	55,885
Telecom Corp. of New Zealand Ltd. Sponsored ADR (New Zealand)	9,855	95,791
USA Mobility, Inc.	12,314	146,167
Vonage Holdings Corp. (a)	90,051	205,316

		3,631,796

Textiles — 0.2%
Cintas Corp.	6,098	252,762
UniFirst Corp.	240	16,030

		268,792

Toys, Games & Hobbies — 0.2%
LeapFrog Enterprises, Inc. (a)	24,527	221,233

Transportation — 2.7%
Celadon Group, Inc.	5,974	96,002
Forward Air Corp.	928	28,220
Genesee & Wyoming, Inc. Class A (a)	12,777	854,270
Hub Group, Inc. Class A (a)	21,067	625,269
Old Dominion Freight Line, Inc. (a)	59,601	1,797,566
Swift Transportation Co. (a)	23,296	200,812
UTI Worldwide, Inc.	4,119	55,483

		3,657,622

Water — 0.3%
American States Water Co.	263	11,685
Aqua America, Inc.	15,437	382,220

		393,905

TOTAL COMMON STOCK (Cost $121,401,360)		134,026,479

TOTAL EQUITIES (Cost $121,401,360)		134,026,479

	Number of Shares	Value
MUTUAL FUNDS — 8.2%
Diversified Financial — 8.2%
State Street Navigator Securities Lending Prime Portfolio (d)	11,178,137	$11,178,137

TOTAL MUTUAL FUNDS (Cost $11,178,137)		11,178,137

RIGHTS — 0.0%
Pharmaceuticals — 0.0%
Indevus Pharmaceuticals, Inc. (Escrow Shares) (a) (c)	600	6

TOTAL RIGHTS (Cost $0)		6

TOTAL LONG-TERM INVESTMENTS (Cost $132,579,497)		145,204,622

	Principal Amount
SHORT-TERM INVESTMENTS — 1.7%
Repurchase Agreement — 1.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/28/12, 0.010%, due 10/01/12 (e)	$2,283,955	2,283,955

TOTAL SHORT-TERM INVESTMENTS (Cost $2,283,955)		2,283,955

TOTAL INVESTMENTS — 108.6% (Cost $134,863,452) (f)		147,488,577

Other Assets/(Liabilities) — (8.6)%		(11,619,845)

NET ASSETS — 100.0%		$135,868,732

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2012, was $10,861,439. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. (Note 2).
(c)	This security is valued in good faith under procedures established by the Board of Trustees.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $2,283,957. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 5/01/25, and an aggregate market value, including accrued interest, of $2,331,748.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments

September 30, 2012

	Number of Shares	Value
EQUITIES — 98.8%

COMMON STOCK — 97.2%
Aerospace & Defense — 2.6%
Embraer SA Sponsored ADR (Brazil)	121,390	$3,231,402
European Aeronautic Defence and Space Co. (a)	183,000	5,817,839

		9,049,241

Apparel — 1.0%
Tod’s SpA	33,426	3,621,963

Banks — 5.1%
Banco Bilbao Vizcaya Argentaria SA (a)	515,783	4,078,078
ICICI Bank Ltd. Sponsored ADR (India)	135,950	5,457,033
Itau Unibanco Holding SA Sponsored ADR (Brazil)	230,820	3,526,929
Societe Generale (b)	48,350	1,379,058
Standard Chartered PLC	39,510	894,969
Sumitomo Mitsui Financial Group, Inc. (a)	93,400	2,905,569

		18,241,636

Beverages — 3.4%
Carlsberg A/S Class B	28,385	2,516,928
Companhia de Bebidas das Americas ADR (Brazil)	86,600	3,314,182
Fomento Economico Mexicano SAB de CV	690,004	6,353,928

		12,185,038

Biotechnology — 1.2%
Amgen, Inc.	50,530	4,260,690

Chemicals — 1.0%
Linde AG	20,613	3,553,842

Commercial Services — 0.0%
Zee Learn Ltd. (b)	72,963	37,327

Computers — 0.5%
Fusion-io, Inc. (a) (b)	59,840	1,811,357

Cosmetics & Personal Care — 2.0%
Colgate-Palmolive Co.	67,230	7,208,401

Diversified Financial — 3.7%
BM&F BOVESPA SA	588,900	3,558,528
The Goldman Sachs Group, Inc.	23,630	2,686,258
UBS AG (b)	572,873	6,991,653

		13,236,439

Electric — 0.5%
Fortum OYJ	104,138	1,920,304

Electrical Components & Equipment — 1.4%
Emerson Electric Co.	65,200	3,147,204

	Number of Shares	Value
Prysmian SpA	98,113	$1,756,414

		4,903,618

Electronics — 4.9%
Fanuc Ltd. (a)	16,600	2,673,539
Hoya Corp. (a)	97,800	2,148,045
Keyence Corp.	15,420	3,939,233
Kyocera Corp. (a)	24,400	2,111,940
Murata Manufacturing Co. Ltd. (a)	78,210	4,160,537
Nidec Corp. (a)	30,000	2,193,503

		17,226,797

Entertainment — 0.5%
Lottomatica SpA	78,869	1,737,640

Foods — 3.0%
Nestle SA	64,322	4,057,505
Unilever PLC	184,682	6,726,496

		10,784,001

Health Care – Products — 1.4%
Zimmer Holdings, Inc.	75,150	5,081,643

Health Care – Services — 3.0%
Aetna, Inc.	119,480	4,731,408
WellPoint, Inc.	99,300	5,760,393

		10,491,801

Holding Company – Diversified — 1.7%
LVMH Moet Hennessy Louis Vuitton SA	39,810	6,003,470

Insurance — 4.5%
Allianz SE	45,837	5,457,859
The Dai-ichi Life Insurance Co. Ltd. (a)	3,055	3,464,347
Fidelity National Financial, Inc. Class A	96,900	2,072,691
Prudential PLC	374,682	4,861,814

		15,856,711

Internet — 6.1%
eBay, Inc. (b)	233,820	11,319,226
Facebook, Inc. Class A (b)	116,720	2,526,988
Google, Inc. Class A (b)	10,210	7,703,445

		21,549,659

Leisure Time — 1.6%
Carnival Corp.	152,960	5,573,862

Machinery – Diversified — 0.6%
FLSmidth & Co. A/S	39,863	2,288,229

Manufacturing — 4.0%
3M Co.	56,180	5,192,156
Siemens AG	88,654	8,853,153

		14,045,309

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Media — 5.1%
Grupo Televisa SAB Sponsored ADR (Mexico)	150,080	$3,528,381
The McGraw-Hill Cos., Inc.	90,850	4,959,501
The Walt Disney Co.	136,830	7,153,472
Wire and Wireless India Ltd. (b)	386,427	166,199
Zee Entertainment Enterprises Ltd.	579,154	2,140,819

		17,948,372

Metal Fabricate & Hardware — 2.0%
Assa Abloy AB Series B	214,048	6,947,241

Mining — 0.6%
Iluka Resources Ltd. (a)	194,600	1,964,896

Oil & Gas — 1.2%
Repsol YPF SA	131,771	2,564,747
Total SA	34,560	1,718,976

		4,283,723

Oil & Gas Services — 2.8%
Technip SA	59,340	6,621,130
Transocean Ltd.	71,452	3,207,480

		9,828,610

Pharmaceuticals — 4.1%
Allergan, Inc.	13,300	1,218,014
Bayer AG	63,314	5,447,659
Gilead Sciences, Inc. (b)	42,720	2,833,618
Roche Holding AG	10,499	1,961,270
Theravance, Inc. (b)	84,670	2,193,800
ThromboGenics NV (b)	24,811	994,967

		14,649,328

Real Estate — 0.5%
DLF Ltd.	439,907	1,940,395

Retail — 8.4%
Abercrombie & Fitch Co. Class A	49,120	1,666,150
E-Mart Co. Ltd.	8,683	1,893,902
Inditex SA	61,130	7,589,033
Kingfisher PLC	284,883	1,217,328
McDonald’s Corp.	72,900	6,688,575
PPR	34,520	5,312,967
Tiffany & Co.	89,380	5,530,834

		29,898,789

Semiconductors — 4.5%
Altera Corp.	196,090	6,664,119
Maxim Integrated Products, Inc.	208,450	5,548,939
Taiwan Semiconductor Manufacturing Co. Ltd.	1,222,505	3,725,133

		15,938,191

	Number of Shares	Value
Software — 8.0%
Adobe Systems, Inc. (b)	143,290	$4,651,193
Infosys Technologies Ltd.	79,724	3,816,063
Intuit, Inc.	106,880	6,293,095
Microsoft Corp.	185,530	5,525,083
SAP AG	114,823	8,142,256

		28,427,690

Telecommunications — 5.4%
Juniper Networks, Inc. (b)	201,600	3,449,376
KDDI Corp. (a)	66,900	5,183,507
Telefonaktiebolaget LM Ericsson Class B	1,161,433	10,593,337

		19,226,220

Textiles — 0.1%
Brunello Cucinelli SpA (b)	20,760	358,665

Transportation — 0.8%
All America Latina Logistica SA	107,900	446,024
United Parcel Service, Inc. Class B	31,430	2,249,445

		2,695,469

TOTAL COMMON STOCK (Cost $277,545,386)		344,776,567

PREFERRED STOCK — 1.6%
Auto Manufacturers — 1.6%
Bayerische Motoren Werke AG 5.450%	110,907	5,701,351

TOTAL PREFERRED STOCK (Cost $4,077,858)		5,701,351

TOTAL EQUITIES (Cost $281,623,244)		350,477,918

MUTUAL FUNDS — 11.5%
Diversified Financial — 11.5%
Oppenheimer Institutional Money Market Fund Class E (c)	5,182,105	5,182,105
State Street Navigator Securities Lending Prime Portfolio (d)	35,774,878	35,774,878

		40,956,983

TOTAL MUTUAL FUNDS (Cost $40,956,983)		40,956,983

TOTAL LONG-TERM INVESTMENTS (Cost $322,580,227)		391,434,901

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments (Continued)

Value

TOTAL INVESTMENTS — 110.3% (Cost $322,580,227) (e)	391,434,901

Other Assets/ (Liabilities) — (10.3)%	(36,696,324)

NET ASSETS — 100.0%	$354,738,577

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2012, was $34,102,890. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(d)	Represents investment of security lending collateral. (Note 2).
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments

September 30, 2012

	Number of Shares	Value
EQUITIES — 96.1%

COMMON STOCK — 96.1%
Aerospace & Defense — 1.7%
Empresa Brasileira de Aeronautica SA	639,819	$4,295,443
European Aeronautic Defence and Space Co. (a)	125,030	3,974,888

		8,270,331

Apparel — 0.7%
Burberry Group PLC	215,390	3,497,373

Auto Manufacturers — 0.5%
Bayerische Motoren Werke AG	33,438	2,451,370

Banks — 0.8%
ICICI Bank Ltd. Sponsored ADR (India)	96,795	3,885,351

Beverages — 4.8%
C&C Group PLC	1,106,659	5,265,636
Diageo PLC	238,520	6,715,884
Heineken NV	101,272	6,048,186
Pernod-Ricard SA	46,165	5,187,832

		23,217,538

Biotechnology — 1.6%
CSL Ltd.	160,300	7,624,766
MEI Pharma, Inc. (b)	305,257	146,524
Tyrian Diagnostics Ltd. (b)	16,676,300	17,298

		7,788,588

Building Materials — 2.6%
James Hardie Industries NV	1,067,000	9,586,371
Sika AG	1,358	2,773,020

		12,359,391

Chemicals — 3.1%
Brenntag AG	55,887	7,163,309
Filtrona PLC	911,608	7,595,101

		14,758,410

Commercial Services — 8.8%
Aggreko PLC	116,220	4,352,295
Benesse Holdings, Inc. (a)	77,347	3,742,620
BTG PLC (b)	226,649	1,183,249
Bunzl PLC	518,926	9,309,681
De La Rue PLC	132,520	2,169,960
Dignity PLC	258,999	3,818,686
Edenred	50,460	1,420,370
Experian PLC	735,925	12,246,229
MegaStudy Co. Ltd.	9,039	600,747
Prosegur Cia de Seguridad SA	773,711	3,542,564
Zee Learn Ltd. (b)	152,101	77,812

		42,464,213

	Number of Shares	Value
Computers — 1.5%
Gemalto NV	78,810	$6,942,150

Cosmetics & Personal Care — 0.4%
L’Oreal	14,470	1,792,549

Distribution & Wholesale — 1.3%
Wolseley PLC	149,634	6,402,718

Diversified Financial — 2.6%
BinckBank NV (a)	285,292	2,102,309
Housing Development Finance Corp.	69,064	1,007,823
ICAP PLC	1,026,642	5,340,131
Tullett Prebon PLC	804,651	3,877,490

		12,327,753

Electric — 0.7%
APR Energy PLC	262,140	3,540,092

Electrical Components & Equipment — 1.9%
Legrand SA	139,860	5,286,302
Schneider Electric SA	65,380	3,883,273

		9,169,575

Electronics — 5.1%
Fanuc Ltd. (a)	19,700	3,172,814
Hoya Corp. (a)	275,000	6,040,003
Ibiden Co. Ltd. (a)	43,394	633,725
Keyence Corp.	19,009	4,856,088
Nidec Corp. (a)	72,000	5,264,407
Omron Corp. (a)	97,021	1,863,236
Phoenix Mecano	5,619	2,703,145

		24,533,418

Energy – Alternate Sources — 0.0%
Ceres Power Holdings PLC (b)	941,472	186,606

Engineering & Construction — 2.8%
ABB Ltd. (b)	200,637	3,771,863
Boskalis Westminster	117,666	4,265,578
Leighton Holdings Ltd. (a)	135,742	2,325,664
Trevi Finanziaria SpA	495,310	3,205,425

		13,568,530

Entertainment — 1.9%
William Hill PLC	1,810,065	9,276,840

Foods — 4.4%
Aryzta AG (b)	127,110	6,102,971
Barry Callebaut AG (b)	4,941	4,587,400
Nestle SA	29,321	1,849,602
Unilever PLC	175,961	6,408,860
Woolworths Ltd.	80,102	2,384,559

		21,333,392

Health Care – Products — 4.2%
Cie Generale d’Optique Essilor International SA	49,790	4,668,983
DiaSorin SpA (a)	86,220	3,008,363

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Luxottica Group SpA	119,720	$4,225,152
Ortivus AB Class A (b)	84,472	79,087
Ortivus AB Class B (b)	635,544	404,423
Sonova Holding AG (b)	31,009	3,137,603
Straumann Holding AG (a)	4,668	621,852
William Demant Holding (b)	41,905	3,758,170

		19,903,633

Health Care – Services — 1.1%
Sonic Healthcare Ltd.	375,367	5,274,948

Holding Company – Diversified — 0.7%
LVMH Moet Hennessy Louis Vuitton SA	23,360	3,522,760

Home Furnishing — 0.6%
SEB SA	43,949	3,050,702

Household Products — 1.0%
Reckitt Benckiser Group PLC	79,051	4,554,603

Insurance — 0.9%
Prudential PLC	342,356	4,442,357

Internet — 1.8%
Ctrip.com International Ltd. ADR (Cayman Islands) (a) (b)	97,110	1,639,217
United Internet AG	243,246	4,962,967
Yoox SpA (b)	161,031	2,059,732

		8,661,916

Leisure Time — 1.5%
Carnival Corp.	197,340	7,191,070

Machinery – Construction & Mining — 1.1%
Atlas Copco AB A Shares	103,167	2,416,975
Outotec OYJ	31,248	1,491,827
Rio Tinto PLC	26,713	1,248,735

		5,157,537

Machinery – Diversified — 1.4%
Alstom SA	69,700	2,453,207
The Weir Group PLC	143,990	4,123,789

		6,576,996

Manufacturing — 2.4%
Aalberts Industries NV	474,527	8,545,586
Siemens AG	28,419	2,837,974

		11,383,560

Media — 0.9%
Grupo Televisa SAB Sponsored ADR (Mexico)	79,730	1,874,452
Zee Entertainment Enterprises Ltd.	629,063	2,325,306

		4,199,758

Metal Fabricate & Hardware — 0.1%
Vallourec SA	7,090	300,946

	Number of Shares	Value
Mining — 0.3%
Orica Ltd.	57,200	$1,470,073

Oil & Gas — 1.8%
BG Group PLC	298,300	6,040,307
Cairn Energy PLC	194,881	867,612
Ceres, Inc. (Acquired 5/24/12, Cost $4,162,388) (b) (d) (e)	342,173	1,749,188

		8,657,107

Oil & Gas Services — 2.3%
Saipem SpA	68,650	3,307,360
Schoeller-Bleckmann Oilfield Equipment AG	26,559	2,763,101
Technip SA	43,150	4,814,657

		10,885,118

Pharmaceuticals — 3.8%
Grifols SA (b)	274,918	9,089,586
Grifols SA (b)	40,018	905,670
Novogen Ltd. (b)	1,955,878	146,076
Roche Holding AG	42,298	7,901,496

		18,042,828

Retail — 6.4%
Cie Financiere Richemont SA	32,380	1,941,433
Domino’s Pizza UK & IRL PLC	671,840	5,765,323
Hennes & Mauritz AB Class B	49,441	1,721,772
Inditex SA	75,303	9,348,551
PPR	19,420	2,988,929
Shoppers Drug Mart Corp. (a)	166,414	6,928,415
Swatch Group AG	4,526	1,805,313

		30,499,736

Semiconductors — 0.9%
ARM Holdings PLC	461,420	4,302,683

Software — 6.9%
Aveva Group PLC	76,423	2,433,160
Compugroup Holding AG	68,524	1,259,866
Dassault Systemes SA	63,630	6,703,091
Infosys Technologies Ltd.	27,678	1,324,833
SAP AG	177,262	12,569,891
Temenos Group AG (b)	321,564	4,818,250
The Sage Group PLC	826,290	4,190,625

		33,299,716

Telecommunications — 7.7%
BT Group PLC	3,663,718	13,665,458
Inmarsat PLC	458,000	4,374,659
SES SA	90,830	2,474,216
Telecity Group PLC	400,310	5,794,442
Telefonaktiebolaget LM Ericsson Class B	793,914	7,241,226
Virgin Media, Inc. (a)	116,680	3,435,059

		36,985,060

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Toys, Games & Hobbies — 0.2%
Nintendo Co. Ltd. (a)	8,500	$1,068,845

Transportation — 0.9%
Koninklijke Vopak NV	60,498	4,254,322
Tsakos Energy Navigation Ltd.	19,610	101,580

		4,355,902

TOTAL COMMON STOCK (Cost $385,387,533)		461,554,042

TOTAL EQUITIES (Cost $385,387,533)		461,554,042

WARRANTS — 0.0%
Biotechnology — 0.0%
Mei Pharma, Inc., Expires 05/10/17, Strike 1.19 (b) (d)	154,608	-
Tyrian Diagnostics Ltd., Expires 12/20/13, Strike 0.01 (b)	4,657,320	4,831

		4,831

Pharmaceuticals — 0.0%
Novogen, Expires 06/30/17, Strike 1.19 (b) (d)	146,690	-

TOTAL WARRANTS (Cost $0)		4,831

MUTUAL FUNDS — 10.9%
Diversified Financial — 10.9%
Oppenheimer Institutional Money Market Fund Class E (c)	15,511,786	15,511,786
State Street Navigator Securities Lending Prime Portfolio (f)	36,616,834	36,616,834

		52,128,620

TOTAL MUTUAL FUNDS (Cost $52,128,620)		52,128,620

TOTAL LONG-TERM INVESTMENTS (Cost $437,516,153)		513,687,493

TOTAL INVESTMENTS — 107.0% (Cost $437,516,153) (g)		513,687,493

Other Assets/ (Liabilities) — (7.0)%		(33,629,301)

NET ASSETS — 100.0%		$480,058,192

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2012, was $34,974,781. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(d)	This security is valued in good faith under procedures established by the Board of Trustees.
(e)	Restricted security. Certain securities are restricted as to resale. At September 30, 2012, these securities amounted to a value of $1,749,188 or 0.36% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(f)	Represents investment of security lending collateral. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Portfolio of Investments

September 30, 2012

	Number of Shares	Value
EQUITIES — 98.0%

COMMON STOCK — 98.0%
Aerospace & Defense — 1.4%
Rolls-Royce Holdings PLC (a)	152,360	$2,079,312

Agriculture — 1.9%
Imperial Tobacco Group PLC	72,832	2,699,662

Banks — 3.4%
DBS Group Holdings, Ltd.	213,000	2,487,829
Julius Baer Group Ltd. (a)	71,387	2,489,373

		4,977,202

Beverages — 2.2%
SABMiller PLC	72,681	3,197,451

Chemicals — 4.8%
Israel Chemicals Ltd.	250,427	3,039,409
Lintec Corp. (b)	75,700	1,378,378
Syngenta AG	6,795	2,539,297

		6,957,084

Diversified Financial — 3.5%
Deutsche Boerse AG	50,151	2,777,380
UBS AG (a)	182,119	2,222,679

		5,000,059

Electronics — 5.2%
Keyence Corp.	11,000	2,810,088
Kyocera Corp. (b)	28,500	2,466,816
Nidec Corp. (b)	29,500	2,156,944

		7,433,848

Foods — 1.3%
Marine Harvest (a)	2,248,447	1,820,600

Health Care – Products — 3.7%
Elekta AB (b)	184,364	2,437,840
Fresenius SE & Co. KGaA	25,442	2,956,226

		5,394,066

Holding Company – Diversified — 1.6%
Keppel Corp. Ltd.	257,400	2,378,560

Household Products — 1.7%
Societe BIC SA	20,501	2,480,369

Insurance — 10.0%
Admiral Group PLC	117,773	2,007,870
Muenchener Rueckversicherungs AG	15,830	2,473,514
Prudential PLC	226,578	2,940,040
SCOR SE	80,932	2,085,109
Tokio Marine Holdings, Inc. (b)	94,400	2,409,672
Zurich Insurance Group AG (a)	10,216	2,543,698

		14,459,903

Internet — 4.0%
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	26,200	3,060,684

	Number of Shares	Value
Rakuten, Inc.	262,800	$2,674,012

		5,734,696

Investment Companies — 1.4%
Resolution Ltd.	566,489	1,989,271

Iron & Steel — 1.3%
Hitachi Metals Ltd. (b)	211,000	1,857,860

Media — 3.4%
Jupiter Telecommunications Co. Ltd.	2,077	2,108,122
WPP PLC	206,567	2,812,565

		4,920,687

Mining — 10.5%
Centamin PLC (a)	1,386,388	2,077,193
Fresnillo PLC	123,720	3,718,378
Newcrest Mining Ltd.	113,514	3,373,917
Paladin Energy Ltd. (a)	1,358,594	1,752,663
Randgold Resources Ltd.	34,407	4,237,203

		15,159,354

Oil & Gas — 9.8%
BG Group PLC	109,985	2,227,097
Cairn Energy PLC (a)	290,257	1,292,227
Gazprom OAO Sponsored ADR (Russia)	202,304	2,041,247
Niko Resources Ltd.	38,662	534,056
Oil Search Ltd.	116,438	891,281
Royal Dutch Shell PLC Class A	78,134	2,706,331
Total SA	43,521	2,164,686
Tullow Oil PLC	100,118	2,220,750

		14,077,675

Pharmaceuticals — 10.9%
Bayer AG	30,405	2,616,105
Chugai Pharmaceutical Co. Ltd.	104,100	2,179,898
GlaxoSmithKline PLC	109,265	2,520,502
Sanofi	30,347	2,592,521
Shire Ltd.	94,171	2,787,403
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	74,815	3,098,089

		15,794,518

Real Estate — 1.3%
Sun Hung Kai Properties Ltd.	127,000	1,859,359

Semiconductors — 1.4%
Tokyo Electron Ltd. (b)	48,600	2,068,482

Software — 1.7%
SAP AG	35,297	2,502,959

Telecommunications — 8.6%
America Movil SAB de CV Series L ADR (Mexico)	89,036	2,265,076

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
China Unicom Hong Kong Ltd. Sponsored ADR (Hong Kong)	137,027	$2,234,910
KT Corp. Sponsored ADR (Republic of Korea)	175,390	2,743,100
Nippon Telegraph & Telephone Corp.	43,800	2,078,382
SES SA	111,480	3,036,723

		12,358,191

Transportation — 1.9%
East Japan Railway (b)	41,500	2,748,407

Water — 1.1%
Suez Environnement Co.	137,775	1,563,771

TOTAL COMMON STOCK (Cost $136,683,346)		141,513,346

TOTAL EQUITIES (Cost $136,683,346)		141,513,346

MUTUAL FUNDS — 11.4%
Diversified Financial — 11.4%
State Street Navigator Securities Lending Prime Portfolio (c)	16,435,550	16,435,550

TOTAL MUTUAL FUNDS (Cost $16,435,550)		16,435,550

TOTAL LONG-TERM INVESTMENTS (Cost $153,118,896)		157,948,896

	Principal Amount
SHORT-TERM INVESTMENTS — 1.4%
Repurchase Agreement — 1.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/28/12, 0.010%, due 10/01/12 (d)	$2,087,718	2,087,718

TOTAL SHORT-TERM INVESTMENTS (Cost $2,087,718)		2,087,718

TOTAL INVESTMENTS — 110.8%
(Cost $155,206,614) (e)		160,036,614

Other Assets/ (Liabilities) — (10.8)%		(15,632,205)

NET ASSETS — 100.0%		$144,404,409

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2012, was $15,640,540. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $2,087,720. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 5/01/25, and an aggregate market value, including accrued interest, of $2,129,521.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments

September 30, 2012

	Number of Shares	Value
EQUITIES — 99.5%

COMMON STOCK — 94.5%
Agriculture — 1.4%
KT&G Corp.	26,877	$2,046,039

Apparel — 0.0%
Far Eastern New Century Corp.	51,314	57,722

Automotive & Parts — 1.3%
Hero Honda Motors Ltd.	19,340	685,343
Hyundai Mobis	4,180	1,163,724

		1,849,067

Banks — 14.6%
China Construction Bank Corp. Class H	4,413,890	3,050,103
Grupo Financiero Santander Mexico SAB de CV Sponsored ADR Class B (Mexico) (a)	95,963	1,314,693
HDFC Bank Ltd. ADR (India)	81,700	3,070,286
ICICI Bank Ltd.	112,401	2,259,642
Industrial & Commercial Bank of China	4,813,670	2,830,582
KB Financial Group, Inc.	79,715	2,815,408
Powszechna Kasa Oszczednosci Bank Polski SA	214,867	2,392,099
Sberbank	1,009,133	2,961,472

		20,694,285

Beverages — 1.1%
Anheuser-Busch InBev NV Sponsored ADR (Belgium)	7,913	679,806
Grupo Modelo SAB de CV Class C	101,400	912,948

		1,592,754

Building Materials — 3.0%
Anhui Conch Cement Co. Ltd. Class H	898,000	2,787,229
BBMG Corp.	1,874,500	1,430,963

		4,218,192

Chemicals — 3.7%
LG Chem Ltd.	12,725	3,765,528
Ultrapar Participacoes SA	30,000	674,954
Uralkali Sponsored GDR (Russia) (b)	16,218	673,973
Uralkali Sponsored GDR (Russia) (b)	1,125	46,541

		5,160,996

Commercial Services — 0.9%
CCR SA	113,561	1,027,917
Localiza Rent a Car SA	15,358	269,698

		1,297,615

Computers — 0.6%
Lenovo Group Ltd.	934,000	773,459

	Number of Shares	Value
Diversified Financial — 5.8%
Bolsa Mexicana de Valores SAB de CV	453,000	$937,551
CETIP SA — Mercados Organizados	101,600	1,333,116
CITIC Securities Co. Ltd.	768,000	1,348,040
Grupo Financiero Banorte SAB de CV Class O	313,501	1,771,880
Mega Financial Holding Co. Ltd.	3,655,560	2,792,307

		8,182,894

Electric — 0.5%
Empresa Nacional de Electricidad SA/Chile Sponsored ADR (Chile)	15,610	748,656

Electronics — 3.6%
Hon Hai Precision Industry Co. Ltd.	1,658,671	5,136,989

Engineering & Construction — 3.7%
China Communications Construction Co. Ltd. Class H	1,158,000	932,094
Hyundai Engineering & Construction Co. Ltd.	23,706	1,430,455
Larsen & Toubro Ltd.	67,675	2,041,250
Multiplan Empreendimentos Imobiliarios SA	25,900	762,595

		5,166,394

Health Care – Products — 1.5%
Hengan International Group Co. Ltd.	228,000	2,151,992

Holding Company – Diversified — 1.5%
Bidvest Group Ltd.	85,280	2,112,183

Household Products — 0.9%
Kimberly-Clark de Mexico SAB de CV Class A (Mexico)	531,544	1,269,420

Insurance — 2.5%
Ping An Insurance Group Co. of China Ltd. Class H	477,500	3,595,464

Internet — 3.5%
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	9,600	1,121,472
NHN Corp.	9,120	2,377,701
Tencent Holdings Ltd.	43,700	1,485,130

		4,984,303

Iron & Steel — 2.8%
Gerdau SA Sponsored ADR (Brazil) (c)	153,600	1,460,736
POSCO	7,753	2,532,179

		3,992,915

Machinery – Construction & Mining — 0.7%
Zoomlion Heavy Industry Science and Technology Co., Ltd.	883,600	997,366

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Media — 1.5%
Naspers Ltd.	34,357	$2,128,018

Mining — 0.6%
African Minerals Ltd. (a)	180,671	869,730

Oil & Gas — 14.1%
CNOOC Ltd.	2,508,000	5,088,906
Gazprom OAO Sponsored ADR (Russia)	215,716	2,176,574
Kunlun Energy Co. Ltd	832,000	1,455,713
NovaTek OAO GDR (Russia) (b)	22,301	2,638,208
Petroleo Brasileiro SA Sponsored ADR (Brazil)	194,556	4,293,851
Petroleo Brasileiro SA Sponsored ADR (Brazil)	33,390	765,967
Rosneft Oil Co. GDR (Russia) (a) (b)	205,642	1,381,914
Sasol Ltd.	47,367	2,110,071

		19,911,204

Real Estate — 3.0%
BR Malls Participacoes SA	72,044	1,000,389
China Overseas Land & Investment Ltd.	1,302,000	3,308,976

		4,309,365

Retail — 3.1%
Belle International Holdings Ltd.	1,228,000	2,205,632
Dufry Group (a)	8,615	1,033,593
Golden Eagle Retail Group Ltd.	617,000	1,207,535

		4,446,760

Semiconductors — 10.0%
Samsung Electronics Co., Ltd.	7,681	9,247,402
SK Hynix, Inc. (a)	39,150	795,085
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	257,717	4,077,083

		14,119,570

Shipbuilding — 0.9%
Hyundai Heavy Industries Co. Ltd.	5,440	1,219,195

Software — 1.0%
Infosys Ltd. Sponsored ADR (India) (c)	28,255	1,371,498

Telecommunications — 6.7%
America Movil SAB de CV Series L ADR (Mexico)	80,841	2,056,595
China Mobile Ltd.	238,000	2,639,018
Mobile TeleSystems Sponsored ADR (Russia)	98,918	1,733,043
MTN Group Ltd.	155,096	2,987,275

		9,415,931

TOTAL COMMON STOCK (Cost $131,724,244)		133,819,976

	Number of Shares	Value
PREFERRED STOCK — 5.0%
Banks — 2.6%
Banco do Estado do Rio Grande do Sul 5.320%	139,600	$1,187,177
Itau Unibanco Holding SA 3.820%	162,997	2,459,528

		3,646,705

Mining — 2.4%
Vale SA Sponsored ADR 6.560% (Brazil)	198,872	3,452,418

TOTAL PREFERRED STOCK (Cost $8,668,999)		7,099,123

TOTAL EQUITIES (Cost $140,393,243)		140,919,099

MUTUAL FUNDS — 1.0%
Diversified Financial — 1.0%
State Street Navigator Securities Lending Prime Portfolio (d)	1,392,582	1,392,582

TOTAL MUTUAL FUNDS (Cost $1,392,582)		1,392,582

TOTAL LONG-TERM INVESTMENTS (Cost $141,785,826)		142,311,681

	Principal Amount
SHORT-TERM INVESTMENTS — 0.8%
Repurchase Agreement — 0.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/28/12, 0.010%, due 10/01/12 (e)	$1,109,274	1,109,274

TOTAL SHORT-TERM INVESTMENTS (Cost $1,109,274)		1,109,274

TOTAL INVESTMENTS — 101.3%
(Cost $142,895,100) (f)		143,420,955

Other Assets/ (Liabilities) — (1.3)%		(1,872,362)

NET ASSETS — 100.0%		$141,548,593

Notes to Portfolio of Investments

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(a)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2012, these securities amounted to a value of $4,740,636 or 3.35% of net assets.
(c)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2012, was $1,358,712. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. (Note 2).
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $1,109,275. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 12/01/26, and an aggregate market value, including accrued interest, of $1,132,204.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements

Statements of Assets and Liabilities

September 30, 2012

	MassMutual Premier Money Market Fund	MassMutual Premier Short- Duration Bond Fund
Assets:
Investments, at value (Note 2) (a)	$-	$308,473,780
Short-term investments, at value (Note 2) (b)	424,231,177	182,372,268

Total investments	424,231,177	490,846,048

Foreign currency, at value (c)	-	-
Receivables from:
Investments sold	-	-
Investments sold on a when-issued basis (Note 2)	-	17,547,406
Collateral held for reverse repurchase agreements (Note 2)	-	-
Open forward foreign currency contracts (Note 2)	-	-
Investment adviser (Note 3)	164,992	54,795
Fund shares sold	290,801	6,521,689
Variation margin on open futures contracts (Note 2)	-	-
Interest and dividends	88,996	2,782,686
Open swap agreements, at value (Note 2)	-	446,103

Total assets	424,775,966	518,198,727

Liabilities:
Payables for:
Investments purchased	-	-
Reverse repurchase agreements (Note 2)	-	-
Interest for reverse repurchase agreements (Note 2)	-	-
Open forward foreign currency contracts (Note 2)	-	-
Fund shares repurchased	9,031,715	1,760,696
Interest and dividends	-	6,381
Investments purchased on a when-issued basis (Note 2)	-	33,130,008
Variation margin on open futures contracts (Note 2)	-	3,719
Open swap agreements, at value (Note 2)	-	84,024
Trustees’ fees and expenses (Note 3)	65,127	44,417
Collateral pledged for open swap agreements (Note 2)	-	390,000
Affiliates (Note 3):
Investment management fees	123,494	156,558
Administration fees	67,125	95,723
Service fees	98,551	45,099
Distribution fees	-	587
Accrued expense and other liabilities	54,465	58,527

Total liabilities	9,440,477	35,775,739

Net assets	$415,335,489	$482,422,988

Net assets consist of:
Paid-in capital	$416,198,244	$466,350,527
Undistributed (accumulated) net investment income (loss)	-	7,625,644
Distributions in excess of net investment income	(28,893)	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	(833,862)	4,707,443
Net unrealized appreciation (depreciation) on investments and foreign currency translations	-	3,739,374

Net assets	$415,335,489	$482,422,988

(a) Cost of investments:	$-	$303,633,329
(b) Cost of short-term investments:	$424,231,177	$182,372,268
(c) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund	MassMutual Premier International Bond Fund

$431,511,328	$1,642,232,004	$118,297,323	$224,265,229	$53,723,772
194,912,684	340,937,770	24,971,304	9,631,328	4,317,098

626,424,012	1,983,169,774	143,268,627	233,896,557	58,040,870

-	-	10,685	-	211,034

1,416,878	337,278	1,969,126	1,551,519	2,933,730
-	75,825,598	5,467,375	22,650	-
290,000	-	-	-	-
-	-	-	-	119,550
36,263	248,212	16,783	18,881	1,257
178,067	240,497	140,820	84,684	39,889
-	27,118	3,090	-	-
1,188,437	9,929,377	1,012,849	4,962,170	628,736
-	1,522,030	128,637	-	-

629,533,657	2,071,299,884	152,017,992	240,536,461	61,975,066

4,913,782	17,188,815	4,448,384	889,529	6,813,576
278,747,658	-	-	-	-
74,336	-	-	-	-
-	-	-	-	238,265
277,271	2,849,811	8,104	5,737	229
-	21,951	12,323	-	-
-	354,524,675	25,623,535	7,100,000	-
-	-	-	-	-
-	279,529	33,497	-	-
23,104	148,544	20,195	14,030	2,864
-	-	-	-	-

133,895	654,426	49,361	94,404	25,044
48,384	314,583	36,618	40,011	2,324
26,131	122,764	23,900	26,297	555
692	984	-	353	-
51,077	115,234	42,987	47,623	32,022

284,296,330	376,221,316	30,298,904	8,217,984	7,114,879

$345,237,327	$1,695,078,568	$121,719,088	$232,318,477	$54,860,187

$296,885,161	$1,574,505,312	$114,355,001	$222,498,071	$51,987,830
6,708,696	29,327,365	2,821,570	11,850,002	892,012
-	-	-	-	-
483,826	31,349,676	2,504,571	(8,164,932)	(179,214)
41,159,644	59,896,215	2,037,946	6,135,336	2,159,559

$345,237,327	$1,695,078,568	$121,719,088	$232,318,477	$54,860,187

$390,351,684	$1,579,198,933	$115,707,939	$218,129,893	$51,428,628
$194,912,684	$340,937,770	$24,971,304	$9,631,328	$4,317,098
$-	$-	$10,271	$-	$212,163

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2012

	MassMutual Premier Money Market Fund	MassMutual Premier Short- Duration Bond Fund
Class Z shares:
Net assets	$-	$134,803,248

Shares outstanding (a)	-	12,515,201

Net asset value, offering price and redemption price per share	$-	$10.77

Class S shares:
Net assets	$162,906,405	$158,360,931

Shares outstanding (a)	163,096,828	14,682,725

Net asset value, offering price and redemption price per share	$1.00	$10.79

Class Y shares:
Net assets	$108,613,123	$79,985,384

Shares outstanding (a)	108,589,939	7,461,619

Net asset value, offering price and redemption price per share	$1.00	$10.72

Class L shares:
Net assets	$-	$37,298,401

Shares outstanding (a)	-	3,490,326

Net asset value, offering price and redemption price per share	$-	$10.69

Class A shares:
Net assets	$143,815,961	$71,031,438

Shares outstanding (a)	143,864,716	6,690,455

Net asset value and redemption price per share	$1.00	$10.62

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$-	$11.01

Class N shares:
Net assets	$-	$943,586

Shares outstanding (a)	-	89,909

Net asset value, offering price and redemption price per share	$-	$10.49

(a)	Authorized unlimited number of shares with no par value.
*	Net asset value calculations reflect fractional share and dollar amounts.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund		MassMutual Premier High Yield Fund	MassMutual Premier International Bond Fund

$124,527,817	$518,536,218	$116		$101,547,244	$-

10,188,639	43,645,612	10		10,384,289	-

$12.22	$11.88	$11.24	*	$9.78	$-

$75,714,055	$728,293,368	$38,986,013		$22,722,838	$53,365,012

6,198,028	61,271,294	3,688,146		2,318,229	5,038,513

$12.22	$11.89	$10.57		$9.80	$10.59

$95,417,286	$162,691,538	$34,731,805		$57,111,129	$410,291

7,836,082	13,755,265	3,282,372		5,830,010	38,740

$12.18	$11.83	$10.58		$9.80	$10.59

$9,466,446	$91,405,090	$10,173,837		$8,885,938	$148,177

770,576	7,768,164	953,745		914,584	13,574

$12.28	$11.77	$10.67		$9.72	$10.92

$38,956,573	$192,597,819	$37,825,670		$41,525,171	$936,707

3,247,114	16,528,441	3,565,853		4,300,252	89,209

$12.00	$11.65	$10.61		$9.66	$10.50

$12.60	$12.23	$11.14		$10.25	$11.02

$1,155,150	$1,554,535	$1,647		$526,157	$-

95,917	131,360	148		53,782	-

$12.04	$11.83	$11.13		$9.78	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2012

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Assets:
Investments, at value (Note 2) (a)	$117,669,452	$150,415,713
Short-term investments, at value (Note 2) (b)	17,686,410	6,785,906

Total investments	135,355,862	157,201,619

Cash	-	-
Foreign currency, at value (c)	-	-
Receivables from:
Investments sold	5,635,831	-
Investments sold on a when-issued basis (Note 2)	1,931,359	-
Investment adviser (Note 3)	2,083	-
Fund shares sold	37,975	7,453
Variation margin on open futures contracts (Note 2)	718	-
Interest and dividends	367,078	158,990
Foreign taxes withheld	-	-
Open swap agreements, at value (Note 2)	37,857	-

Total assets	143,368,763	157,368,062

Liabilities:
Payables for:
Investments purchased	5,899,048	129,033
Fund shares repurchased	177,120	172,155
Investments purchased on a when-issued basis (Note 2)	9,306,849	-
Interest and dividends	558	-
Open swap agreements, at value (Note 2)	6,934	-
Trustees’ fees and expenses (Note 3)	18,381	44,772
Collateral pledged for open swap agreements (Note 2)	30,000	-
Affiliates (Note 3):
Investment management fees	49,940	64,448
Administration fees	14,966	13,638
Service fees	9,578	5,998
Distribution fees	-	45
Due to custodian	-	-
Accrued expense and other liabilities	47,322	39,503

Total liabilities	15,560,696	469,592

Net assets	$127,808,067	$156,898,470

Net assets consist of:
Paid-in capital	$124,898,237	$226,916,971
Undistributed (accumulated) net investment income (loss)	1,592,811	1,678,621
Accumulated net realized gain (loss) on investments and foreign currency transactions	(5,425,374)	(86,858,566)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	6,742,393	15,161,444

Net assets	$127,808,067	$156,898,470

(a) Cost of investments:	$110,860,661	$135,254,269
(b) Cost of short-term investments:	$17,686,410	$6,785,906
(c) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund	MassMutual Premier Capital Appreciation Fund	MassMutual Premier Disciplined Growth Fund

$291,220,359	$168,393,811	$306,521,993	$291,589,129
-	2,506,534	3,511,891	761,769

291,220,359	170,900,345	310,033,884	292,350,898

-	438,858	-	-
-	3,776	-	-

21,263,056	872,626	2,017,297	25,241,245
-	-	-	-
11,962	13,152	18,576	12,149
116,781	2,053	11,633	219,659
-	-	-	-
479,266	115,723	330,739	332,137
-	-	658,556	-
-	-	-	-

313,091,424	172,346,533	313,070,685	318,156,088

21,435,054	1,304,184	2,033,061	25,586,052
108,527	216,184	4,891,232	17,635
-	-	-	-
-	-	-	-
-	-	-	-
22,517	13,981	41,527	16,893
-	-	-	-

119,615	91,404	168,072	121,492
14,053	23,119	43,187	14,586
6,063	7,421	49,453	8,892
74	67	140	-
38,151	-	-	-
45,017	37,294	45,944	44,238

21,789,071	1,693,654	7,272,616	25,809,788

$291,302,353	$170,652,879	$305,798,069	$292,346,300

$388,353,811	$187,280,533	$277,605,199	$262,561,403
4,429,398	1,259,438	1,401,150	2,532,160
(124,071,941)	(52,823,451)	(47,462,349)	(3,116,329)
22,591,085	34,936,359	74,254,069	30,369,066

$291,302,353	$170,652,879	$305,798,069	$292,346,300

$268,629,274	$133,457,439	$232,338,357	$261,220,063
$-	$2,506,534	$3,511,891	$761,769
$-	$3,802	$-	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2012

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Class S shares:
Net assets	$100,520,673	$128,342,364

Shares outstanding (a)	8,861,428	8,424,459

Net asset value, offering price and redemption price per share	$11.34	$15.23

Class Y shares:
Net assets	$6,294,455	$127,378

Shares outstanding (a)	536,622	8,333

Net asset value, offering price and redemption price per share	$11.73	$15.29

Class L shares:
Net assets	$3,234,027	$18,705,286

Shares outstanding (a)	284,066	1,226,200

Net asset value, offering price and redemption price per share	$11.38	$15.25

Class A shares:
Net assets	$17,758,912	$9,649,390

Shares outstanding (a)	1,592,572	634,121

Net asset value and redemption price per share	$11.15	$15.22

Offering price per share (100/[100-maximum sales charge] of net asset value)	$11.83	$16.15

Class N shares:
Net assets	$-	$74,052

Shares outstanding (a)	-	4,886

Net asset value, offering price and redemption price per share	$-	$15.15	*

(a)	Authorized unlimited number of shares with no par value.
*	Net asset value calculations reflect fractional share and dollar amounts.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund	MassMutual Premier Capital Appreciation Fund	MassMutual Premier Disciplined Growth Fund

$212,646,828	$121,084,794	$202,397,863	$211,276,081

18,842,256	11,727,370	16,842,794	18,908,302

$11.29	$10.32	$12.02	$11.17

$66,311,269	$4,905,084	$7,231,064	$57,791,837

5,908,674	468,824	602,734	5,163,702

$11.22	$10.46	$12.00	$11.19

$2,717,026	$32,593,003	$23,363,670	$8,592,594

238,378	3,163,196	1,962,037	763,234

$11.40	$10.30	$11.91	$11.26

$9,501,063	$11,975,585	$72,578,977	$14,685,788

853,996	1,170,812	6,111,827	1,323,256

$11.13	$10.23	$11.88	$11.10

$11.81	$10.85	$12.60	$11.78

$126,167	$94,413	$226,495	$-

11,273	9,217	19,563	-

$11.19	$10.24	$11.58	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2012

	MassMutual Premier Small/Mid Cap Opportunities Fund	MassMutual Premier Global Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$145,204,622	$386,252,796
Investments, at value — affiliated issuers (Note 2) (b)	-	5,182,105
Short-term investments, at value (Note 2) (c)	2,283,955	-

Total investments (d)	147,488,577	391,434,901

Foreign currency, at value (e)	-	-
Receivables from:
Investments sold	1,051,725	360,656
Investment adviser (Note 3)	3,000	32,686
Fund shares sold	3,958	103,937
Interest and dividends	251,346	431,934
Foreign tax receivable	-	-
Foreign taxes withheld	-	463,554

Total assets	148,798,606	392,827,668

Liabilities:
Payables for:
Investments purchased	1,344,931	978
Fund shares repurchased	206,386	1,861,186
Securities on loan (Note 2)	11,178,137	35,774,878
Trustees’ fees and expenses (Note 3)	27,335	31,275
Affiliates (Note 3):
Investment management fees	65,992	235,263
Administration fees	22,163	76,012
Service fees	37,737	26,297
Distribution fees	-	567
Accrued expense and other liabilities	47,193	82,635

Total liabilities	12,929,874	38,089,091

Net assets	$135,868,732	$354,738,577

Net assets consist of:
Paid-in capital	$150,507,764	$309,507,536
Undistributed (accumulated) net investment income (loss)	429,865	2,242,242
Accumulated net realized gain (loss) on investments and foreign currency transactions	(27,694,022)	(25,877,886)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	12,625,125	68,866,685

Net assets	$135,868,732	$354,738,577

(a) Cost of investments — unaffiliated issuers:	$132,579,497	$317,398,122
(b) Cost of investments — affiliated issuers:	$-	$5,182,105
(c) Cost of short-term investments:	$2,283,955	$-
(d) Securities on loan with market value of:	$10,861,439	$34,102,890
(e) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund	MassMutual Premier Focused International Fund	MassMutual Premier Strategic Emerging Markets Fund

$498,175,707	$157,948,896	$142,311,681
15,511,786	-	-
-	2,087,718	1,109,274

513,687,493	160,036,614	143,420,955

28,161	57,830	109,058

2,155,395	221,350	524,796
-	11,813	28,948
205,117	204,831	51,792
889,068	455,874	113,800
-	-	65,579
1,027,591	196,845	4,644

517,992,825	161,185,157	144,319,572

605,553	82	1,169,355
128,191	150,644	14,313
36,616,834	16,435,550	1,392,582
69,033	7,979	8,504

334,351	106,283	117,849
64,410	19,341	5,468
28,825	14,290	288
-	584	-
87,436	45,995	62,620

37,934,633	16,780,748	2,770,979

$480,058,192	$144,404,409	$141,548,593

$392,504,635	$157,726,228	$142,815,436
4,726,276	1,335,573	1,134,707
6,578,981	(19,507,732)	(2,925,990)
76,248,300	4,850,340	524,440

$480,058,192	$144,404,409	$141,548,593

$422,004,367	$153,118,896	$141,785,826
$15,511,786	$-	$-
$-	$2,087,718	$1,109,274
$34,974,781	$15,640,540	$1,358,712
$28,344	$57,889	$109,341

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2012

	MassMutual Premier Small/Mid Cap Opportunities Fund	MassMutual Premier Global Fund
Class Z shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class S shares:
Net assets	$68,091,159	$195,533,731

Shares outstanding (a)	6,175,903	17,480,532

Net asset value, offering price and redemption price per share	$11.03	$11.19

Class Y shares:
Net assets	$3,298,655	$7,389,348

Shares outstanding (a)	299,062	664,664

Net asset value, offering price and redemption price per share	$11.03	$11.12

Class L shares:
Net assets	$5,928,041	$109,533,840

Shares outstanding (a)	540,077	9,809,021

Net asset value, offering price and redemption price per share	$10.98	$11.17

Class A shares:
Net assets	$58,550,877	$41,351,288

Shares outstanding (a)	5,420,106	3,739,704

Net asset value and redemption price per share	$10.80	$11.06

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$11.46	$11.73

Class N shares:
Net assets	$-	$930,370

Shares outstanding (a)	-	83,819

Net asset value, offering price and redemption price per share	$-	$11.10

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund	MassMutual Premier Focused International Fund	MassMutual Premier Strategic Emerging Markets Fund

$-	$72,011,484	$134,793,333

-	6,183,923	11,205,237

$-	$11.64	$12.03

$396,711,080	$33,949,175	$6,110,027

30,056,565	2,913,599	502,216

$13.20	$11.65	$12.17

$21,882,251	$8,374,089	$202,883

1,659,999	720,935	16,892

$13.18	$11.62	$12.01

$15,172,515	$7,025,449	$63,187

1,155,992	601,984	5,226

$13.13	$11.67	$12.09

$46,292,346	$22,075,914	$379,163

3,602,372	1,908,431	31,749

$12.85	$11.57	$11.94

$13.63	$12.28	$12.67

$-	$968,298	$-

-	84,820	-

$-	$11.42	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Period Ended September 30, 2012*

	MassMutual Premier Money Market Fund	MassMutual Premier Short- Duration Bond Fund
Investment income (Note 2):
Interest	$803,943	$9,816,135

Total investment income	803,943	9,816,135

Expenses (Note 3):
Investment management fees	1,678,192	1,786,650
Custody fees	46,911	70,075
Interest expense	-	-
Audit fees	30,405	35,655
Legal fees	16,741	12,109
Proxy fees	1,108	1,108
Shareholder reporting fees	22,520	18,492
Trustees’ fees	38,299	35,256

	1,834,176	1,959,345
Administration fees:
Class Z	-	90,269
Class S	132,263	353,146
Class Y	258,497	226,998
Class L	-	151,533
Class A	524,004	251,847
Class N	-	17,975
Distribution fees:
Class N	-	10,239
Service fees:
Class A	401,105	161,897
Class N	-	10,239

Total expenses	3,150,045	3,233,488
Expenses waived (Note 3):
Class S fees waived by adviser	(510,595)	-
Class Y fees waived by adviser	(585,037)	-
Class L fees waived by adviser	-	-
Class A fees waived by adviser	(923,201)	-
Class A administrative fees waived	(352,972)	-
Class Z management fees waived	-	(180,568)
Class S management fees waived	-	(190,992)
Class Y management fees waived	-	(102,873)
Class L management fees waived	-	(54,521)
Class A management fees waived	-	(90,667)
Class N management fees waived	-	(5,706)

Net expenses	778,240	2,608,161

Net investment income (loss)	25,703	7,207,974

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	3,650	7,937,862
Futures contracts	-	(843,453)
Swap agreements	-	(873,375)
Foreign currency transactions	-	-

Net realized gain (loss)	3,650	6,221,034

Net change in unrealized appreciation (depreciation) on:
Investment transactions	-	1,231,311
Futures contracts	-	(143,467)
Swap agreements	-	(271,833)
Translation of assets and liabilities in foreign currencies	-	-

Net change in unrealized appreciation (depreciation)	-	816,011

Net realized gain (loss) and change in unrealized appreciation (depreciation)	3,650	7,037,045

Net increase (decrease) in net assets resulting from operations	$29,353	$14,245,019

*	For the period November 1, 2011 through September 30, 2012.
+	Amount is less than $0.50.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund	MassMutual Premier International Bond Fund

$8,335,709	$41,488,625	$4,073,829	$16,128,981	$1,285,845

8,335,709	41,488,625	4,073,829	16,128,981	1,285,845

1,448,236	7,107,824	540,478	997,764	262,680
55,070	172,954	47,413	35,356	26,106
619,185	-	-	-	-
35,703	37,697	36,311	34,498	29,044
9,538	35,120	4,634	6,952	2,963
1,108	1,108	1,108	1,108	1,108
13,828	59,065	5,675	10,506	3,802
23,580	116,432	8,678	15,441	3,342

2,206,248	7,530,200	644,297	1,101,625	329,045

54,459	245,926	0 +	34,752	-
108,184	1,790,132	107,393	50,788	21,271
211,359	450,378	126,956	148,163	255
29,523	327,842	35,362	23,294	321
113,397	689,105	132,444	159,334	2,884
2,902	5,408	6	2,152	-

2,011	2,971	4	1,089	-

91,214	447,355	85,780	89,655	2,404
2,011	2,971	4	1,089	-

2,821,308	11,492,288	1,132,246	1,611,941	356,180

-	-	-	-	(21,949)
-	-	-	-	(168)
-	-	-	-	(108)
-	-	-	-	(980)
-	-	-	-	-
(141,627)	(738,639)	(0)+	(86,895)	-
(87,406)	(1,214,836)	(54,336)	(20,716)	-
(105,358)	(257,233)	(55,913)	(50,317)	-
(9,358)	(153,189)	(15,180)	(5,257)	-
(47,433)	(321,968)	(58,330)	(35,932)	-
(1,049)	(2,141)	(2)	(436)	-

2,429,077	8,804,282	948,485	1,412,388	332,975

5,906,632	32,684,343	3,125,344	14,716,593	952,870

7,757,425	39,029,100	3,587,002	7,286,454	223,476
-	90,465	85,794	-	-
-	(2,506,692)	(999,884)	-	-
-	-	(4,826)	-	(5,086)

7,757,425	36,612,873	2,668,086	7,286,454	218,390

8,377,084	33,223,369	2,869,160	5,264,407	100,293
-	168,625	(73,543)	-	-
-	(1,332,095)	(13,107)	-	-
-	-	8,134	-	(207,691)

8,377,084	32,059,899	2,790,644	5,264,407	(107,398)

16,134,509	68,672,772	5,458,730	12,550,861	110,992

$22,041,141	$101,357,115	$8,584,074	$27,267,454	$1,063,862

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Period Ended September 30, 2012*

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Investment income (Note 2):
Dividends (a)	$1,679,709	$3,861,239
Interest	1,170,113	590
Securities lending net income	-	171

Total investment income	2,849,822	3,862,000

Expenses (Note 3):
Investment management fees	521,529	749,516
Custody fees	38,067	18,072
Audit fees	36,309	34,154
Legal fees	4,391	5,724
Proxy fees	1,109	1,109
Shareholder reporting fees	5,903	7,703
Trustees’ fees	8,545	11,937

	615,853	828,215
Administration fees:
Class S	77,570	81,084
Class Y	11,698	217
Class L	7,007	48,835
Class A	50,708	27,681
Class N	-	272
Distribution fees:
Class N	-	181
Service fees:
Class A	31,948	21,913
Class N	-	181

Total expenses	794,784	1,008,579
Expenses waived (Note 3):
Class S fees waived by adviser	-	-
Class Y fees waived by adviser	-	-
Class L fees waived by adviser	-	-
Class A fees waived by adviser	-	-
Class N fees waived by adviser	-	-
Class S administrative fees waived	(17,873)	-
Class Y administrative fees waived	(948)	-
Class L administrative fees waived	(353)	-
Class A administrative fees waived	(2,556)	-
Class N administrative fees waived	-	-
Class S management fees waived	-	-
Class Y management fees waived	-	-
Class L management fees waived	-	-
Class A management fees waived	-	-
Class N management fees waived	-	-

Net expenses	773,054	1,008,579

Net investment income (loss)	2,076,768	2,853,421

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	6,646,812	(1,266,048)
Futures contracts	365,788	-
Swap agreements	(94,962)	-
Foreign currency transactions	-	(55)

Net realized gain (loss)	6,917,638	(1,266,103)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	4,328,636	15,212,452
Futures contracts	80,626	-
Swap agreements	(13,191)	-
Translation of assets and liabilities in foreign currencies	-	-

Net change in unrealized appreciation (depreciation)	4,396,071	15,212,452

Net realized gain (loss) and change in unrealized appreciation (depreciation)	11,313,709	13,946,349

Net increase (decrease) in net assets resulting from operations	$13,390,477	$16,799,770

(a) Net of withholding tax of:	$2,634	$18,896

*	For the period November 1, 2011 through September 30, 2012.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund	MassMutual Premier Capital Appreciation Fund	MassMutual Premier Disciplined Growth Fund

$7,054,794	$2,538,385	$4,607,870	$4,738,570
51	282	188	313
-	-	-	-

7,054,845	2,538,667	4,608,058	4,738,883

1,261,766	984,122	1,989,037	1,177,584
32,720	15,698	48,361	31,274
35,153	32,653	26,820	35,131
8,030	5,560	10,502	7,138
1,108	1,109	1,109	1,108
11,105	7,411	10,856	10,720
19,797	11,943	24,574	18,147

1,369,679	1,058,496	2,111,259	1,281,102

53,444	118,009	200,733	42,244
64,259	3,280	4,149	55,664
5,210	102,357	70,246	11,216
21,925	27,596	236,689	23,711
329	547	681	-

267	380	487	-

21,204	22,255	197,240	23,301
267	380	487	-

1,536,584	1,333,300	2,821,971	1,437,238

-	(106,329)	(160,640)	-
-	(2,082)	(585)	-
-	(32,597)	(4,668)	-
-	(8,918)	(118,094)	-
-	(150)	(156)	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
(93,748)	-	-	(86,550)
(27,127)	-	-	(24,324)
(1,008)	-	-	(2,214)
(4,241)	-	-	(4,670)
(53)	-	-	-

1,410,407	1,183,224	2,537,828	1,319,480

5,644,438	1,355,443	2,070,230	3,419,403

13,855,806	15,055,012	28,932,101	23,895,398
-	-	-	-
-	-	-	-
-	(1,101)	(29,255)	-

13,855,806	15,053,911	28,902,846	23,895,398

21,397,825	11,799,271	11,940,603	13,134,930
-	-	-	-
-	-	-	-
-	(13)	(48,695)	-

21,397,825	11,799,258	11,891,908	13,134,930

35,253,631	26,853,169	40,794,754	37,030,328

$40,898,069	$28,208,612	$42,864,984	$40,449,731

$18,609	$954	$78,648	$24,575

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Period Ended September 30, 2012*

	MassMutual Premier Small/Mid Cap Opportunities Fund	MassMutual Premier Global Fund
Investment income (Note 2):
Dividends — unaffiliated issuers (a)	$2,110,550	$7,521,705
Dividends — affiliated issuers (Note 7)	-	5,647
Interest	191	-
Securities lending net income	18,163	16,362

Total investment income	2,128,904	7,543,714

Expenses (Note 3):
Investment management fees	737,829	2,584,320
Custody fees	76,460	126,052
Audit fees	33,533	39,942
Legal fees	6,825	10,198
Proxy fees	1,109	1,108
Shareholder reporting fees	6,912	13,495
Trustees’ fees	10,006	25,566

	872,674	2,800,681
Administration fees:
Class Z	-	-
Class S	66,224	320,438
Class Y	4,177	12,502
Class L	10,931	368,035
Class A	158,092	129,783
Class N	-	3,209
Distribution fees:
Class N	-	1,957
Service fees:
Class A	133,029	90,126
Class N	-	1,957

Total expenses	1,245,127	3,728,688
Expenses waived (Note 3):
Class Z fees waived by adviser	-	-
Class S fees waived by adviser	(63,496)	(279,440)
Class Y fees waived by adviser	(1,973)	(2,809)
Class L fees waived by adviser	(3,425)	(88,755)
Class A fees waived by adviser	(49,540)	(17,093)
Class N fees waived by adviser	-	(2,015)
Class Z management fees waived	-	-
Class S management fees waived	-	-
Class Y management fees waived	-	-
Class L management fees waived	-	-
Class A management fees waived	-	-
Class N management fees waived	-	-

Net expenses	1,126,693	3,338,576

Net investment income (loss)	1,002,211	4,205,138

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	11,182,266	(648,556)
Investment transactions — affiliated issuers (Note 7)	-	-
Foreign currency transactions	52	(103,112)
Redemptions in-kind	3,833,960	-

Net realized gain (loss)	15,016,278	(751,668)

Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	643,552	21,574,032
Investment transactions — affiliated issuers	-	-
Translation of assets and liabilities in foreign currencies	-	27,980

Net change in unrealized appreciation (depreciation)	643,552	21,602,012

Net realized gain (loss) and change in unrealized appreciation (depreciation)	15,659,830	20,850,344

Net increase (decrease) in net assets resulting from operations	$16,662,041	$25,055,482

(a) Net of withholding tax of:	$3,462	$635,063

*	For the period November 1, 2011 through September 30, 2012.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund	MassMutual Premier Focused International Fund	MassMutual Premier Strategic Emerging Markets Fund

$11,366,532	$3,677,830	$2,562,438
29,190	-	-
378	315	-
16,650	6,688	1,133

11,412,750	3,684,833	2,563,571

3,722,907	1,003,790	1,310,717
237,484	58,427	119,485
32,580	35,008	44,388
13,289	4,500	5,936
1,109	1,109	1,109
16,938	5,995	6,899
34,561	8,736	9,904

4,058,868	1,117,565	1,498,438

-	28,488	45,422
509,065	44,284	21,249
31,333	18,557	514
37,386	23,018	136
134,228	82,183	2,022
-	4,436	-

-	2,017	-

105,128	51,364	1,123
-	2,017	-

4,876,008	1,373,929	1,568,904

-	-	(113,955)
-	-	(10,695)
-	-	(172)
-	-	(30)
-	-	(452)
-	-	-
-	(47,556)	(170,494)
-	(29,518)	(15,775)
-	(7,409)	(257)
-	(5,748)	(45)
-	(20,495)	(674)
-	(806)	-

4,876,008	1,262,397	1,256,355

6,536,742	2,422,436	1,307,216

19,521,807	3,536,718	(2,371,438)
(3,917,973)	-	-
(271,604)	(113,844)	(173,636)
-	-	-

15,332,230	3,422,874	(2,545,074)

(1,538,289)	(1,627,732)	1,647,380
4,083,358	-	-
(52,614)	(2,435)	(63,549)

2,492,455	(1,630,167)	1,583,831

17,824,685	1,792,707	(961,243)

$24,361,427	$4,215,143	$345,973

$763,071	$321,594	$356,970

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended October 31, 2011

	MassMutual Premier Money Market Fund	MassMutual Premier Short- Duration Bond Fund
Investment income (Note 2):
Dividends (a)	$-	$2,784
Interest	1,254,920	12,113,184

Total investment income	1,254,920	12,115,968

Expenses (Note 3):
Investment management fees	2,161,814	2,009,310
Custody fees	57,976	57,147
Interest expense	-	-
Audit fees	33,466	33,396
Legal fees	31,363	11,507
Proxy fees	918	918
Shareholder reporting fees	20,615	22,561
Trustees’ fees	57,197	44,503

	2,363,349	2,179,342
Administration fees:
Class Z	-	37,441 *
Class S	156,516	448,164
Class Y	370,157	202,146
Class L	-	373,707
Class A	665,383	294,785
Class N	-	35,210
Distribution fees:
Class N	-	20,772
Service fees:
Class A	509,326	198,095
Class N	-	20,772

Total expenses	4,064,731	3,810,434
Expenses waived (Note 3):
Class S fees waived by adviser	(525,501)	-
Class Y fees waived by adviser	(754,342)	-
Class L fees waived by adviser	-	-
Class A fees waived by adviser	(1,097,311)	-
Class L administrative fees waived	-	(7,895)
Class A administrative fees waived	(448,207)	(5,657)
Class N administrative fees waived	-	(490)
Class Z management fees waived	-	(76,672)*
Class S management fees waived	-	(221,118)
Class Y management fees waived	-	(84,928)
Class L management fees waived	-	(112,134)
Class A management fees waived	-	(91,792)
Class N management fees waived	-	(9,891)

Net expenses	1,239,370	3,199,857

Net investment income (loss)	15,550	8,916,111

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	13,349	10,173,087
Futures contracts	-	-
Swap agreements	-	319,430
Foreign currency transactions	-	-

Net realized gain (loss)	13,349	10,492,517

Net change in unrealized appreciation (depreciation) on:
Investment transactions	-	(9,016,358)
Futures contracts	-	(83,050)
Swap agreements	-	1,154,030
Translation of assets and liabilities in foreign currencies	-	-

Net change in unrealized appreciation (depreciation)	-	(7,945,378)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	13,349	2,547,139

Net increase (decrease) in net assets resulting from operations	$28,899	$11,463,250

Net of withholding tax of:	$-	$-

*	Class Z shares commenced operations on December 3, 2010.
**	Class Z shares commenced operations on March 1, 2011.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund	MassMutual Premier International Bond Fund

$-	$6,328	$5,673	$-	$-
15,089,535	42,410,268	7,759,332	13,235,934	1,271,366

15,089,535	42,416,596	7,765,005	13,235,934	1,271,366

1,361,386	6,648,829	981,855	823,593	245,013
43,198	141,540	34,422	22,016	25,054
490,226	-	-	-	-
33,825	34,932	34,147	34,125	28,797
6,102	33,413	4,113	5,207	1,315
918	918	918	918	918
37,279	54,790	11,495	24,725	4,140
24,955	124,135	20,437	14,922	3,083

1,997,889	7,038,557	1,087,387	925,506	308,320

19,287 **	65,513 *	9,288 *	6,667 **	-
112,500	1,796,711	121,374	103,255	18,932
183,396	433,621	123,532	146,385	161
111,605	589,332	239,923	24,644	5,184
107,616	729,329	165,020	148,266	3,410
1,731	3,974	215	2,004	-

1,226	2,286	136	1,119	-

89,334	500,596	111,040	90,599	2,842
1,226	2,286	136	1,119	-

2,625,810	11,162,205	1,858,051	1,449,564	338,849

-	-	-	-	(22,891)
-	-	-	-	(114)
-	-	-	-	(896)
-	-	-	-	(1,210)
-	(15,237)	(13,555)	-	-
(11,482)	(14,335)	(6,333)	-	-
(129)	(68)	(24)	-	-
(51,236)**	(200,392)*	(23,233)*	(17,010)**	-
(83,441)	(1,149,304)	(54,686)	(31,481)	-
(72,325)	(229,123)	(49,414)	(37,844)	-
(23,878)	(234,582)	(80,632)	(4,200)	-
(31,502)	(304,082)	(62,845)	(23,437)	-
(471)	(1,390)	(45)	(237)	-

2,351,346	9,013,692	1,567,284	1,335,355	313,738

12,738,189	33,402,904	6,197,721	11,900,579	957,628

5,927,904	36,961,546	10,015,425	3,952,575	(14,781)
(32,780)	(3,934,983)	(1,263,277)	-	-
258,577	1,499,854	(454,699)	-	-
-	-	28	-	511,325

6,153,701	34,526,417	8,297,477	3,952,575	496,544

7,144,423	(5,800,883)	(6,396,790)	(5,444,900)	136,411
-	(115,973)	(74,585)	-	-
-	2,651,592	703,517	-	-
-	-	-	-	104,000

7,144,423	(3,265,264)	(5,767,858)	(5,444,900)	240,411

13,298,124	31,261,153	2,529,619	(1,492,325)	736,955

$26,036,313	$64,664,057	$8,727,340	$10,408,254	$1,694,583

$-	$-	$331	$-	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended October 31, 2011

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Investment income (Note 2):
Dividends (a)	$1,660,437	$3,676,667
Interest	1,538,675	634

Total investment income	3,199,112	3,677,301

Expenses (Note 3):
Investment management fees	613,932	972,728
Custody fees	72,194	21,037
Audit fees	33,725	33,768
Legal fees	2,366	3,405
Proxy fees	918	918
Shareholder reporting fees	7,115	9,070
Trustees’ fees	11,719	17,783

	741,969	1,058,709
Administration fees:
Class S	93,274	103,597
Class Y	11,425	295
Class L	12,741	64,212
Class A	50,011	42,688
Class N	-	473
Distribution fees:
Class N	-	315
Service fees:
Class A	31,509	33,793
Class N	-	315

Total expenses	940,929	1,304,397
Expenses waived (Note 3):
Class S fees waived by adviser	-	-
Class Y fees waived by adviser	-	-
Class L fees waived by adviser	-	-
Class A fees waived by adviser	-	-
Class N fees waived by adviser	-	-
Class S administrative fees waived	(21,492)	-
Class Y administrative fees waived	(926)	-
Class L administrative fees waived	(642)	-
Class A administrative fees waived	(2,521)	-
Class S management fees waived	-	-
Class Y management fees waived	-	-
Class L management fees waived	-	-
Class A management fees waived	-	-
Class N management fees waived	-	-

Net expenses	915,348	1,304,397

Net investment income (loss)	2,283,764	2,372,904

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	9,616,921	24,969,690
Futures contracts	1,261,207	-
Written options	-	(117,833)
Swap agreements	51,633	-
Foreign currency transactions	-	795

Net realized gain (loss)	10,929,761	24,852,652

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(5,193,202)	(19,840,713)
Futures contracts	(826,602)	-
Swap agreements	99,556	-
Translation of assets and liabilities in foreign currencies	-	-

Net change in unrealized appreciation (depreciation)	(5,920,248)	(19,840,713)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	5,009,513	5,011,939

Net increase (decrease) in net assets resulting from operations	$7,293,277	$7,384,843

(a) Net of withholding tax of:	$3,071	$43,760

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund	MassMutual Premier Capital Appreciation Fund	MassMutual Premier Disciplined Growth Fund

$6,717,099	$2,882,399	$6,530,979	$3,462,625
54	309	172	71

6,717,153	2,882,708	6,531,151	3,462,696

1,404,681	1,157,894	3,200,633	1,069,645
47,744	19,886	112,210	39,464
34,775	33,758	37,947	34,731
5,186	3,238	7,768	4,299
918	918	918	918
11,890	8,589	19,560	9,396
25,444	16,339	49,317	18,510

1,530,638	1,240,622	3,428,353	1,176,963

77,440	134,202	329,888	22,139
85,130	3,164	8,015	39,105
141,608	139,016	99,259	98,366
29,245	28,039	371,301	14,024
527	968	1,123	-

374	672	802	-

24,952	22,612	309,418	15,345
374	672	802	-

1,890,288	1,569,967	4,548,961	1,365,942

-	(1,938)	(1,413)	-
-	(117,693)	(284,532)	-
-	(43,228)	(8,684)	-
-	(8,712)	(193,355)	-
-	(260)	(277)	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
(33,428)	-	-	(28,714)
(8,779)	-	-	(8,148)
(311)	-	-	(63)
(1,544)	-	-	(1,080)
(21)	-	-	-

1,846,205	1,398,136	4,060,700	1,327,937

4,870,948	1,484,572	2,470,451	2,134,759

31,669,420	9,729,301	71,548,379	24,966,840
-	-	-	-
-	-	-	-
-	-	-	-
-	(692)	(82,991)	-

31,669,420	9,728,609	71,465,388	24,966,840

(18,020,365)	(3,637,155)	(36,867,666)	(8,983,689)
-	-	-	-
-	-	-	-
-	-	73,234	-

(18,020,365)	(3,637,155)	(36,794,432)	(8,983,689)

13,649,055	6,091,454	34,670,956	15,983,151

$18,520,003	$7,576,026	$37,141,407	$18,117,910

$1,472	$2,357	$135,396	$918

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended October 31, 2011

	MassMutual Premier Small/Mid Cap Opportunities Fund	MassMutual Premier Global Fund
Investment income (Note 2):
Dividends — unaffiliated issuers (a)	$2,966,227	$8,792,530
Dividends — affiliated issuers (Note 7)	-	7,352
Interest	216	300

Total investment income	2,966,443	8,800,182

Expenses (Note 3):
Investment management fees	1,197,733	3,258,626
Custody fees	94,961	171,816
Audit fees	33,198	24,861
Legal fees	3,893	7,241
Proxy fees	918	918
Shareholder reporting fees	10,225	15,602
Trustees’ fees	18,758	36,662

	1,359,686	3,515,726
Administration fees:
Class Z	-	-
Class S	129,676	400,828
Class Y	3,870	17,211
Class L	8,189	475,027
Class A	202,733	157,187
Class N	-	3,425
Distribution fees:
Class N	-	2,089
Service fees:
Class A	170,593	109,157
Class N	-	2,089

Total expenses	1,874,747	4,682,739
Expenses waived (Note 3):
Class Z fees waived by adviser	-	-
Class S fees waived by adviser	(87,417)	(340,868)
Class Y fees waived by adviser	(1,319)	(3,585)
Class L fees waived by adviser	(1,822)	(109,720)
Class A fees waived by adviser	(44,755)	(18,837)
Class N fees waived by adviser	-	(2,112)
Class Z management fees waived	-	-
Class S management fees waived	-	-
Class Y management fees waived	-	-
Class L management fees waived	-	-
Class A management fees waived	-	-
Class N management fees waived	-	-

Net expenses	1,739,434	4,207,617

Net investment income (loss)	1,227,009	4,592,565

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	35,433,868	2,243,821
Foreign currency transactions	269	(230,457)

Net realized gain (loss)	35,434,137	2,013,364

Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	(21,063,967)	(3,938,353)
Investment transactions — affiliated issuers	-	-
Translation of assets and liabilities in foreign currencies	(22)	(56,125)

Net change in unrealized appreciation (depreciation)	(21,063,989)	(3,994,478)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	14,370,148	(1,981,114)

Net increase (decrease) in net assets resulting from operations	$15,597,157	$2,611,451

(a) Net of withholding tax of:	$20,842	$752,637

*	Class Z shares commenced operations on December 3, 2010.
**	Class Z shares commenced operations on March 1, 2011.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund	MassMutual Premier Focused International Fund	MassMutual Premier Strategic Emerging Markets Fund

$15,091,958	$2,601,442	$3,892,967
11,441	-	-
783	240	327

15,104,182	2,601,682	3,893,294

5,918,772	906,980	1,756,789
430,127	71,571	177,084
39,359	34,657	39,841
18,902	2,009	2,725
918	918	918
24,227	7,398	27,511
62,841	8,696	14,687

6,495,146	1,032,229	2,019,555

-	5,613 *	14,751 **
823,386	51,806	126,720
30,862	20,246	518
115,018	61,599	134,569
161,324	118,510	2,276
-	5,260	-

-	2,430	-

126,350	75,903	1,441
-	2,430	-

7,752,086	1,376,026	2,299,830

-	-	(42,966)**
-	-	(101,032)
-	-	(221)
-	-	(38,449)
-	-	(620)
-	-	-
-	(9,588)*	(56,627)**
-	(33,796)	(79,298)
-	(7,672)	(208)
-	(13,972)	(25,458)
-	(27,388)	(547)
-	(886)	-

7,752,086	1,282,724	1,954,404

7,352,096	1,318,958	1,938,890

61,263,406	6,288,964	17,129,015
(104,082)	(173,975)	(369,161)

61,159,324	6,114,989	16,759,854

(59,074,865)	(10,253,406)	(39,810,575)
(244,826)	-	-
56,099	6,453	319,364

(59,263,592)	(10,246,953)	(39,491,211)

1,895,732	(4,131,964)	(22,731,357)

$9,247,828	$(2,813,006)	$(20,792,467)

$1,060,729	$264,843	$472,336

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Money Market Fund
	Period Ended September 30, 2012***	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$25,703	$15,550	$13,392
Net realized gain (loss) on investment transactions	3,650	13,349	66,008
Net change in unrealized appreciation (depreciation) on investments	-	-	-

Net increase (decrease) in net assets resulting from operations	29,353	28,899	79,400

Distributions to shareholders (Note 2):
From net investment income:
Class Z	-	-	-
Class S	(8,502)	(5,031)	(4,721)
Class Y	(8,189)	(5,000)	(4,263)
Class L	-	-	-
Class A	(8,850)	(5,716)	(4,281)
Class N	-	-	-

Total distributions from net investment income	(25,541)	(15,747)	(13,265)

From net realized gains:
Class Z	-	-	-
Class S	-	-	-
Class Y	-	-	-
Class L	-	-	-
Class A	-	-	-
Class N	-	-	-

Total distributions from net realized gains	-	-	-

Net fund share transactions (Note 5):
Class Z	-	-	-
Class S	(26,859,326)	(31,580,844)	(78,775,007)
Class Y	(124,756,718)	38,905,238	(3,312,686)
Class L	-	-	-
Class A	(54,881,279)	(952,594)	(71,116,899)
Class N	-	-	-

Increase (decrease) in net assets from fund share transactions	(206,497,323)	6,371,800	(153,204,592)

Capital contribution	-	750,000	-

Total increase (decrease) in net assets	(206,493,511)	7,134,952	(153,138,457)
Net assets
Beginning of year	621,829,000	614,694,048	767,832,505

End of year	$415,335,489	$621,829,000	$614,694,048

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$-	$-

Distributions in excess of net investment income included in net assets at end of year	$(28,893)	$(39,643)	$(31,429)

*	Class Z shares commenced operation on December 3, 2010.
**	Class Z shares commenced operation on March 1, 2011.
***	For the period November 1, 2011 through September 30, 2012.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund			MassMutual Premier Inflation-Protected and Income Fund
Period Ended September 30, 2012***	Year Ended October 31, 2011	Year Ended October 31, 2010	Period Ended September 30, 2012***	Year Ended October 31, 2011	Year Ended October 31, 2010

$7,207,974	$8,916,111	$10,990,055	$5,906,632	$12,738,189	$8,687,689
6,221,034	10,492,517	10,275,166	7,757,425	6,153,701	2,645,449
816,011	(7,945,378)	3,114,849	8,377,084	7,144,423	14,647,275

14,245,019	11,463,250	24,380,070	22,041,141	26,036,313	25,980,413

(2,778,529)	(2,263)*	-	(5,552,157)	- **	-
(2,596,888)	(4,449,365)	(4,615,335)	(2,682,692)	(2,787,672)	(489,232)
(1,264,242)	(1,073,958)	(1,884,593)	(3,300,262)	(2,901,460)	(426,591)
(580,575)	(2,726,346)	(3,666,392)	(186,582)	(1,087,830)	(107,153)
(977,160)	(1,478,363)	(1,970,330)	(1,527,238)	(1,021,318)	(59,677)
(107,332)	(124,772)	(188,061)	(26,280)	(10,413)	-

(8,304,726)	(9,855,067)	(12,324,711)	(13,275,211)	(7,808,693)	(1,082,653)

(2,762,898)	(605)*	-	-	- **	-
(2,981,108)	(1,244,771)	-	-	-	-
(1,448,835)	(313,779)	-	-	-	-
(888,417)	(809,421)	-	-	-	-
(1,423,969)	(499,908)	-	-	-	-
(181,674)	(49,223)	-	-	-	-

(9,686,901)	(2,917,707)	-	-	-	-

(1,485,333)	136,450,951 *	-	20,252,314	94,826,894 **	-
3,802,325	(33,347,998)	41,767,707	(15,910,355)	(8,349,313)	(8,547,626)
5,356,049	15,643,912	942,555	12,637,414	(19,620,604)	(9,255,662)
(7,207,594)	(79,839,801)	7,774,424	2,871,708	(34,482,400)	(195,888)
1,965,255	(28,013,435)	28,120,623	425,927	(868,049)	(5,479,032)
(7,718,909)	870,707	3,410,972	463,529	244,151	93,980

(5,288,207)	11,764,336	82,016,281	20,740,537	31,750,679	(23,384,228)

-	-	-	-	-	-

(9,034,815)	10,454,812	94,071,640	29,506,467	49,978,299	1,513,532

491,457,803	481,002,991	386,931,351	315,730,860	265,752,561	264,239,029

$482,422,988	$491,457,803	$481,002,991	$345,237,327	$315,730,860	$265,752,561

$7,625,644	$7,366,206	$8,291,097	$6,708,696	$12,787,427	$6,486,114

$-	$-	$-	$-	$-	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Core Bond Fund
	Period Ended September 30, 2012***	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$32,684,343	$33,402,904	$37,196,623
Net realized gain (loss) on investment transactions	36,612,873	34,526,417	57,468,148
Net change in unrealized appreciation (depreciation) on investments	32,059,899	(3,265,264)	12,828,719

Net increase (decrease) in net assets resulting from operations	101,357,115	64,664,057	107,493,490

Distributions to shareholders (Note 2):
From net investment income:
Class Z	(9,881,932)	(2,942)*	-
Class S	(15,089,695)	(22,218,153)	(23,148,678)
Class Y	(3,091,504)	(4,353,171)	(5,145,610)
Class L	(1,681,301)	(5,788,601)	(7,355,654)
Class A	(3,622,276)	(5,117,959)	(5,867,164)
Class N	(14,873)	(21,129)	(22,243)

Total distributions from net investment income	(33,381,581)	(37,501,955)	(41,539,349)

From net realized gains:
Class Z	(9,034,969)	(3,053)*	-
Class S	(15,441,069)	(23,756,510)	-
Class Y	(3,216,420)	(4,742,690)	-
Class L	(2,009,415)	(6,475,477)	-
Class A	(4,416,598)	(6,242,223)	-
Class N	(21,459)	(28,760)	-

Total distributions from net realized gains	(34,139,930)	(41,248,713)	-

Net fund share transactions (Note 5):
Class Z	192,368,971	308,278,395 *	-
Class S	(86,327,032)	20,548,812	100,576,581
Class Y	5,457,771	(3,927,041)	7,815,188
Class L	(2,032,555)	(119,852,869)	(4,180,799)
Class A	(12,378,903)	(1,922,748)	17,543,295
Class N	501,686	29,796	246,114

Increase (decrease) in net assets from fund share transactions	97,589,938	203,154,345	122,000,379

Total increase (decrease) in net assets	131,425,542	189,067,734	187,954,520
Net assets
Beginning of year	1,563,653,026	1,374,585,292	1,186,630,772

End of year	$1,695,078,568	$1,563,653,026	$1,374,585,292

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$29,327,365	$27,144,732	$30,502,572

*	Class Z shares commenced operations on December 3, 2010.
**	Class Z shares commenced operations on March 1, 2011.
***	For the period November 1, 2011 through September 30, 2012.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund			MassMutual Premier High Yield Fund
Period Ended September 30, 2012***	Year Ended October 31, 2011	Year Ended October 31, 2010	Period Ended September 30, 2012***	Year Ended October 31, 2011	Year Ended October 31, 2010

$3,125,344	$6,197,721	$9,768,268	$14,716,593	$11,900,579	$13,890,476
2,668,086	8,297,477	13,940,976	7,286,454	3,952,575	8,054,281
2,790,644	(5,767,858)	1,716,023	5,264,407	(5,444,900)	5,341,110

8,584,074	8,727,340	25,425,267	27,267,454	10,408,254	27,285,867

-	(4,276)*	-	(6,322,701)	- **	-
(1,388,245)	(1,997,405)	(4,402,483)	(806,955)	(4,926,019)	(5,910,034)
(1,604,789)	(1,354,620)	(1,992,923)	(3,174,861)	(4,829,400)	(3,842,808)
(378,992)	(4,038,036)	(7,108,947)	(296,498)	(473,093)	(349,535)
(1,546,682)	(1,749,656)	(2,270,729)	(1,798,896)	(3,391,988)	(2,700,194)
-	(3,413)	(86,409)	(18,352)	(52,842)	(53,181)

(4,918,708)	(9,147,406)	(15,861,491)	(12,418,263)	(13,673,342)	(12,855,752)

(7)	(843)*	-	-	- **	-
(2,133,819)	(417,603)	-	-	-	-
(2,455,693)	(281,667)	-	-	-	-
(799,099)	(849,885)	-	-	-	-
(2,567,850)	(388,089)	-	-	-	-
(105)	(1,557)	-	-	-	-

(7,956,573)	(1,939,644)	-	-	-	-

7	(702,076)*	-	18,134,696	75,648,142 **	-
8,515,356	(21,252,464)	(32,325,846)	(16,878,862)	(18,265,084)	(22,604,366)
495,258	1,567,095	(2,327,090)	(1,733,691)	1,366,939	(14,674,737)
(471,535)	(90,475,152)	(32,730,463)	3,486,034	(20,748)	474,339
1,611,541	(10,888,954)	2,938,948	7,085,604	(7,081,349)	525,062
105	(174,746)	(1,468,926)	151,616	(281,498)	(133,661)

10,150,732	(121,926,297)	(65,913,377)	10,245,397	51,366,402	(36,413,363)

5,859,525	(124,286,007)	(56,349,601)	25,094,588	48,101,314	(21,983,248)

115,859,563	240,145,570	296,495,171	207,223,889	159,122,575	181,105,823

$121,719,088	$115,859,563	$240,145,570	$232,318,477	$207,223,889	$159,122,575

$2,821,570	$4,637,928	$7,702,966	$11,850,002	$9,578,594	$11,375,773

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier International Bond Fund
	Period Ended September 30, 2012*	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$952,870	$957,628	$758,116
Net realized gain (loss) on investment transactions	218,390	496,544	692,148
Net change in unrealized appreciation (depreciation) on investments	(107,398)	240,411	564,714

Net increase (decrease) in net assets resulting from operations	1,063,862	1,694,583	2,014,978

Distributions to shareholders (Note 2):
From net investment income:
Class S	(1,672,757)	(1,274,002)	(18,643)
Class Y	(3,520)	(5,416)	(8)
Class L	-	(5,271)	-
Class A	(32,227)	(51,360)	-
Class N	-	-	-

Total distributions from net investment income	(1,708,504)	(1,336,049)	(18,651)

From net realized gains:
Class S	-	(14,524)	-
Class Y	-	(62)	-
Class L	-	(62)	-
Class A	-	(635)	-

Total distributions from net realized gains	-	(15,283)	-

Net fund share transactions (Note 5):
Class S	1,279,102	26,574,707	(3,658,077)
Class Y	290,038	5,478	(15,993)
Class L	33,615	(383,095)	(15,721)
Class A	(205,365)	115,473	411,963
Class N	-	-	(118,239)

Increase (decrease) in net assets from fund share transactions	1,397,390	26,312,563	(3,396,067)

Total increase (decrease) in net assets	752,748	26,655,814	(1,399,740)
Net assets
Beginning of year	54,107,439	27,451,625	28,851,365

End of year	$54,860,187	$54,107,439	$27,451,625

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$892,012	$1,515,016	$1,289,523

*	For the period November 1, 2011 through September 30, 2012.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund			MassMutual Premier Value Fund
Period Ended September 30, 2012*	Year Ended October 31, 2011	Year Ended October 31, 2010	Period Ended September 30, 2012*	Year Ended October 31, 2011	Year Ended October 31, 2010

$2,076,768	$2,283,764	$2,420,293	$2,853,421	$2,372,904	$2,150,987
6,917,638	10,929,761	12,215,391	(1,266,103)	24,852,652	18,681,369
4,396,071	(5,920,248)	1,659,232	15,212,452	(19,840,713)	3,376,239

13,390,477	7,293,277	16,294,916	16,799,770	7,384,843	24,208,595

(1,993,202)	(2,081,718)	(2,707,304)	(2,329,663)	(2,231,112)	(3,844,468)
(87,987)	(74,703)	(47,794)	(2,246)	(1,923)	(21,084)
(8,115)	(58,152)	(46,340)	(271,243)	(279,210)	(537,389)
(212,675)	(175,277)	(138,253)	(95,730)	(123,289)	(256,297)
-	-	-	(990)	(833)	(2,003)

(2,301,979)	(2,389,850)	(2,939,691)	(2,699,872)	(2,636,367)	(4,661,241)

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-

-	-	-	-	-	-

(5,852,214)	(16,817,100)	(10,553,692)	(23,988,384)	(21,821,294)	(36,232,722)
1,164,654	198,947	1,832,975	(28,648)	(62,322)	(862,335)
2,228,764	(2,666,462)	1,068,872	(2,584,442)	(4,893,887)	(5,335,664)
3,751,478	1,536	3,859,512	(1,017,930)	(4,065,822)	(3,319,524)
-	-	(121,245)	(49,250)	(2,371)	(25,123)

1,292,682	(19,283,079)	(3,913,578)	(27,668,654)	(30,845,696)	(45,775,368)

12,381,180	(14,379,652)	9,441,647	(13,568,756)	(26,097,220)	(26,228,014)

115,426,887	129,806,539	120,364,892	170,467,226	196,564,446	222,792,460

$127,808,067	$115,426,887	$129,806,539	$156,898,470	$170,467,226	$196,564,446

$1,592,811	$1,784,736	$1,879,182	$1,678,621	$1,718,931	$1,956,930

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Disciplined Value Fund
	Period Ended September 30, 2012*	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,644,438	$4,870,948	$4,876,498
Net realized gain (loss) on investment transactions	13,855,806	31,669,420	18,472,784
Net change in unrealized appreciation (depreciation) on investments	21,397,825	(18,020,365)	16,283,126

Net increase (decrease) in net assets resulting from operations	40,898,069	18,520,003	39,632,408

Distributions to shareholders (Note 2):
From net investment income:
Class S	(3,902,644)	(2,603,279)	(3,023,250)
Class Y	(960,990)	(1,017,694)	(1,263,365)
Class L	-	(1,080,621)	(1,239,561)
Class A	(130,901)	(132,449)	(185,075)
Class N	(1,236)	(1,995)	(3,307)

Total distributions from net investment income	(4,995,771)	(4,836,038)	(5,714,558)

Net fund share transactions (Note 5):
Class S	(15,179,899)	56,384,904	(20,155,625)
Class Y	5,086,379	(6,620,493)	(15,373,684)
Class L	447,303	(70,213,930)	(5,631,854)
Class A	(867,470)	(845,603)	(2,777,590)
Class N	(18,060)	(73,278)	(70,180)

Increase (decrease) in net assets from fund share transactions	(10,531,747)	(21,368,400)	(44,008,933)

Total increase (decrease) in net assets	25,370,551	(7,684,435)	(10,091,083)
Net assets
Beginning of year	265,931,802	273,616,237	283,707,320

End of year	$291,302,353	$265,931,802	$273,616,237

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$4,429,398	$3,801,700	$3,801,667

*	For the period November 1, 2011 through September 30, 2012.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund			MassMutual Premier Capital Appreciation Fund
Period Ended September 30, 2012*	Year Ended October 31, 2011	Year Ended October 31, 2010	Period Ended September 30, 2012*	Year Ended October 31, 2011	Year Ended October 31, 2010

$1,355,443	$1,484,572	$1,695,610	$2,070,230	$2,470,451	$1,487,131
15,053,911	9,728,609	12,926,270	28,902,846	71,465,388	40,615,203
11,799,258	(3,637,155)	16,456,204	11,891,908	(36,794,432)	50,814,403

28,208,612	7,576,026	31,078,084	42,864,984	37,141,407	92,916,737

(901,422)	(1,118,985)	(1,650,773)	(1,870,912)	(1,569,344)	(1,243,528)
-	(18,824)	(939)	(7,821)	(26,161)	(20,710)
(230,920)	(322,753)	(497,012)	(111,929)	(61,944)	(4,042)
(23,819)	(43,395)	(88,035)	(290,256)	(7,982)	-
(564)	(445)	(519)	-	-	-

(1,156,725)	(1,504,402)	(2,237,278)	(2,280,918)	(1,665,431)	(1,268,280)

(9,842,229)	(17,608,496)	(20,253,396)	(72,250,926)	(212,731,510)	(77,632,364)
4,711,583	(2,032,933)	1,862,676	5,211,948	(7,940,848)	(7,827,731)
(13,560,858)	(7,703,126)	(5,663,005)	(4,845,226)	(19,242,676)	(21,776,980)
2,324,059	(1,410,777)	(2,346,117)	(35,869,549)	(53,730,977)	(66,484,420)
(265,768)	35,713	134,244	(19,614)	(172,981)	(855,415)

(16,633,213)	(28,719,619)	(26,265,598)	(107,773,367)	(293,818,992)	(174,576,910)

10,418,674	(22,647,995)	2,575,208	(67,189,301)	(258,343,016)	(82,928,453)

160,234,205	182,882,200	180,306,992	372,987,370	631,330,386	714,258,839

$170,652,879	$160,234,205	$182,882,200	$305,798,069	$372,987,370	$631,330,386

$1,259,438	$1,208,065	$1,223,530	$1,401,150	$1,702,373	$1,076,139

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Disciplined Growth Fund
	Period Ended September 30, 2012*	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,419,403	$2,134,759	$1,895,205
Net realized gain (loss) on investment transactions	23,895,398	24,966,840	20,036,092
Net change in unrealized appreciation (depreciation) on investments	13,134,930	(8,983,689)	11,040,364

Net increase (decrease) in net assets resulting from operations	40,449,731	18,117,910	32,971,661

Distributions to shareholders (Note 2):
From net investment income:
Class S	(1,885,057)	(846,424)	(729,267)
Class Y	(481,683)	(446,373)	(540,221)
Class L	-	(608,941)	(632,328)
Class A	(39,504)	(33,756)	(29,293)
Class N	-	-	-

Total distributions from net investment income	(2,406,244)	(1,935,494)	(1,931,109)

Net fund share transactions (Note 5):
Class S	6,467,954	93,691,180	2,804,435
Class Y	676,103	1,195,831	(11,030,665)
Class L	7,591,965	(72,439,038)	(5,504,620)
Class A	6,617,219	1,497,949	(140,266)
Class N	-	-	(104,125)

Increase (decrease) in net assets from fund share transactions	21,353,241	23,945,922	(13,975,241)

Total increase (decrease) in net assets	59,396,728	40,128,338	17,065,311
Net assets
Beginning of year	232,949,572	192,821,234	175,755,923

End of year	$292,346,300	$232,949,572	$192,821,234

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$2,532,160	$1,559,801	$1,406,498

*	For the period November 1, 2011 through September 30, 2012.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small/Mid Cap Opportunities Fund			MassMutual Premier Global Fund
Period Ended September 30, 2012*	Year Ended October 31, 2011	Year Ended October 31, 2010	Period Ended September 30, 2012*	Year Ended October 31, 2011	Year Ended October 31, 2010

$1,002,211	$1,227,009	$1,049,003	$4,205,138	$4,592,565	$3,994,883
15,016,278	35,434,137	14,719,582	(751,668)	2,013,364	(1,881,473)
643,552	(21,063,989)	26,305,891	21,602,012	(3,994,478)	60,671,560

16,662,041	15,597,157	42,074,476	25,055,482	2,611,451	62,784,970

(872,574)	(987,135)	(720,893)	(2,838,694)	(3,378,699)	(2,511,404)
(6,689)	(11,538)	(4,635)	(85,125)	(123,930)	(43,661)
(13,546)	(8,366)	(22,305)	(1,321,950)	(1,642,661)	(1,462,011)
(133,946)	(213,659)	(139,978)	(312,829)	(456,438)	(278,691)
-	-	-	(6,835)	(7,240)	(4,961)

(1,026,755)	(1,220,698)	(887,811)	(4,565,433)	(5,608,968)	(4,300,728)

(57,866,649)	(20,884,874)	(9,274,039)	(18,526,765)	(14,841,025)	(16,003,278)
1,132,074	145,219	454,448	43,390	445,465	2,737,545
2,802,979	(2,984,940)	(400,818)	(15,102,666)	(13,297,150)	(35,902,904)
(6,898,393)	(14,998,768)	(9,029,782)	1,460,810	(4,049,799)	2,015,599
-	-	(61,763)	54,808	73,367	(152,450)

(60,829,989)	(38,723,363)	(18,311,954)	(32,070,423)	(31,669,142)	(47,305,488)

(45,194,703)	(24,346,904)	22,874,711	(11,580,374)	(34,666,659)	11,178,754

181,063,435	205,410,339	182,535,628	366,318,951	400,985,610	389,806,856

$135,868,732	$181,063,435	$205,410,339	$354,738,577	$366,318,951	$400,985,610

$429,865	$539,067	$533,571	$2,242,242	$2,136,122	$2,987,261

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier International Equity Fund
	Period Ended September 30, 2012***	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,536,742	$7,352,096	$6,549,233
Net realized gain (loss) on investment transactions	15,332,230	61,159,324	8,381,710
Net change in unrealized appreciation (depreciation) on investments	2,492,455	(59,263,592)	79,628,196

Net increase (decrease) in net assets resulting from operations	24,361,427	9,247,828	94,559,139

Distributions to shareholders (Note 2):
From net investment income:
Class Z	-	-	-
Class S	(6,144,878)	(5,860,173)	(5,956,646)
Class Y	(325,047)	(136,382)	(301,593)
Class L	(136,285)	(412,749)	(446,916)
Class A	(597,267)	(325,765)	(332,795)
Class N	-	-	-

Total distributions from net investment income	(7,203,477)	(6,735,069)	(7,037,950)

From net realized gains:
Class Z	-	-	-
Class S	(38,481,874)	-	-
Class Y	(1,974,045)	-	-
Class L	(1,277,744)	-	-
Class A	(4,863,637)	-	-

Total distributions from net realized gains	(46,597,300)	-	-

Net fund share transactions (Note 5):
Class Z	-	-	-
Class S	(130,624,584)	(29,722,973)	(49,048,503)
Class Y	2,992,576	3,963,096	(18,531,983)
Class L	3,073,896	(41,415,227)	(12,137,454)
Class A	807,899	(3,185,875)	(3,356,652)
Class N	-	-	(200,162)

Increase (decrease) in net assets from fund share transactions	(123,750,213)	(70,360,979)	(83,274,754)

Total increase (decrease) in net assets	(153,189,563)	(67,848,220)	4,246,435
Net assets
Beginning of year	633,247,755	701,095,975	696,849,540

End of year	$480,058,192	$633,247,755	$701,095,975

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$4,726,276	$4,843,359	$3,531,809

Distributions in excess of net investment income included in net assets at end of year	$-	$-	$-

*	Class Z shares commenced operations on December 3, 2010.
**	Class Z shares commenced operations on March 1, 2011.
***	For the period November 1, 2011 through September 30, 2012.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund			MassMutual Premier Strategic Emerging Markets Fund
Period Ended September 30, 2012***	Year Ended October 31, 2011	Year Ended October 31, 2010	Period Ended September 30, 2012***	Year Ended October 31, 2011	Year Ended October 31, 2010

$2,422,436	$1,318,958	$802,306	$1,307,216	$1,938,890	$583,243
3,422,874	6,114,989	5,997,209	(2,545,074)	16,759,854	15,409,493
(1,630,167)	(10,246,953)	2,505,774	1,583,831	(39,491,211)	12,761,889

4,215,143	(2,813,006)	9,305,289	345,973	(20,792,467)	28,754,625

(206,554)	(1,884)*	-	(1,553,000)	- **	-
(205,670)	(395,980)	(1,685,855)	-	(368,037)	(499,490)
(51,354)	(140,147)	(278,403)	(1,604)	(412)	(1,313)
(3,363)	(315,154)	(682,096)	-	(61,460)	(223,330)
(30,244)	(422,195)	(1,210,644)	(1,069)	-	(1,462)
-	(10,327)	(25,652)	-	-	-

(497,185)	(1,285,687)	(3,882,650)	(1,555,673)	(429,909)	(725,595)

-	-	-	(16,945,727)	-	-
-	-	-	(658,272)	(10,551,103)	(7,871,363)
-	-	-	(23,263)	(17,778)	(22,777)
-	-	-	(61)	(4,909,924)	(4,299,029)
-	-	-	(49,912)	(55,982)	(37,745)

-	-	-	(17,677,235)	(15,534,787)	(12,230,914)

47,518,932	25,466,667 *	-	55,831,436	105,040,250 **	-
3,622,930	6,901,166	(23,869,120)	(40,006,448)	(38,912,501)	35,351,598
133,740	208,266	18,049	37,415	28,518	24,090
912,429	(13,781,341)	(717,305)	63,560	(50,195,656)	24,924,509
(3,006,797)	(9,673,629)	(2,321,586)	43,028	(125,408)	334,213
5,209	(20,660)	(42,815)	-	-	(179,690)

49,186,443	9,100,469	(26,932,777)	15,968,991	15,835,203	60,454,720

52,904,401	5,001,776	(21,510,138)	(2,917,944)	(20,921,960)	76,252,836

91,500,008	86,498,232	108,008,370	144,466,537	165,388,497	89,135,661

$144,404,409	$91,500,008	$86,498,232	$141,548,593	$144,466,537	$165,388,497

$1,335,573	$-	$-	$1,134,707	$1,488,973	$432,201

$-	$(594,260)	$(584,963)	$-	$-	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Cash Flows

For the Period Ended September 30, 2012*

MassMutual Premier Inflation Protected and Income Fund
Cash flows from operating activities:
Net increase in net assets resulting from operations	$22,041,141
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(159,778,382)
Investments sold	114,272,736
Adjustments to the principal amount of inflation-indexed bonds	(3,147,013)
(Purchase) Sale of short-term investments, net	33,098,394
Amortization (accretion) of discount and premium, net	1,379,527
(Increase) Decrease in receivable from interest and dividends	266,353
(Increase) Decrease in receivable from investment adviser	(1,699)
(Increase) Decrease in receivable from broker for collateral held for reverse repurchase agreements	(91,000)
Increase (Decrease) in payable for interest for reverse repurchase agreements	22,505
Increase (Decrease) in payable for Trustees’ fees and expenses	8,531
Increase (Decrease) in payable for investment management fees	6,275
Increase (Decrease) in payable for administration fees	2,185
Increase (Decrease) in payable for service fees	18,016
Increase (Decrease) in payable for distribution fees	556
Increase (Decrease) in payable for accrued expenses and other liabilities	8,468
Net change in unrealized (appreciation) depreciation on investments	(8,377,084)
Net realized (gain) loss from investments	(7,757,425)

Net cash from (used in) operating activities	(8,027,916)

Cash flows from (used in) financing activities:
Proceeds from shares sold	132,224,193
Payment on shares redeemed	(124,581,530)
Cash distributions paid	(4,421)
Proceeds from reverse repurchase agreements	108,615,481
Repayment of reverse repurchase agreements	(108,534,807)

Net cash from (used in) financing activities	7,718,916

Net increase (decrease) in cash	(309,000)
Cash at beginning of year	309,000

Cash at end of year	$-

Supplemental cash flow information:
Non cash financing activities not included herein consist of reinvestment of all distributions in the amount of:	$13,270,790
Cash paid out for interest on reverse repurchase agreements	$596,680
* For the period November 1, 2011 through September 30, 2012.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Cash Flows

For the Year Ended October 31, 2011

MassMutual Premier Inflation-Protected and Income Fund
Cash flows from operating activities:
Net increase in net assets resulting from operations	$26,036,313
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(164,228,032)
Investments sold	154,516,832
Adjustments to the principal amount of inflation-indexed bonds	(9,483,542)
(Purchase) Sale of short-term investments, net	(63,745,636)
Amortization (accretion) of discount and premium, net	1,187,104
(Increase) Decrease in receivable from interest and dividends	(13,868)
(Increase) Decrease in receivable from investment adviser	(31,433)
(Increase) Decrease in receivable from broker for collateral held for reverse repurchase agreements	(199,000)
Increase (Decrease) in payable for interest for reverse repurchase agreements	(20,247)
Increase (Decrease) in payable for Trustees’ fees and expenses	3,095
Increase (Decrease) in payable for investment management fees	16,659
Increase (Decrease) in payable for administration fees	14,146
Increase (Decrease) in payable for service fees	288
Increase (Decrease) in payable for distribution fees	56
Increase (Decrease) in payable for accrued expenses and other liabilities	1,356
Net change in unrealized (appreciation) depreciation on investments	(7,144,423)
Net realized (gain) loss from investments	(5,927,904)

Net cash from (used in) operating activities	(69,018,236)

Cash flows from (used in) financing activities:
Proceeds from shares sold	232,363,838
Payment on shares redeemed	(214,640,748)
Cash distributions paid	(3,006)
Proceeds from reverse repurchase agreements	118,005,979
Repayment of reverse repurchase agreements	(66,398,827)

Net cash from (used in) financing activities	69,327,236

Net increase (decrease) in cash	309,000
Cash at beginning of year	-

Cash at end of year	$309,000

Supplemental cash flow information:
Non cash financing activities not included herein consist of reinvestment of all distributions in the amount of:	$7,805,687
Cash paid out for interest on reverse repurchase agreements	$510,473

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations					Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations		From net investment income	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
09/30/12[i]	$1.00	$0.00	[d]	$0.00 [d]	$0.00	[d]	$(0.00)[d]	$-	$(0.00)[d]	$1.00	0.00%	[b,e]	$162,906	0.46%	[a]	0.16%	[a,j]	0.00%	[a,e]
10/31/11	1.00	0.00	[d]	0.00 [d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	189,764	0.46%		0.20%	[j]	0.00%	[e]
10/31/10	1.00	0.00	[d]	0.00 [d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	221,083	0.46%		0.25%	[j]	0.00%	[e]
10/31/09	1.00	0.00	[d]	(0.00)[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.40%		299,832	0.49%		0.45%	[j]	0.41%
10/31/08	1.00	0.03		(0.00)[d]	0.03		(0.03)	(0.00)[d]	(0.03)	1.00	2.64%		323,136	0.48%		0.48%	[k]	2.55%
10/31/07	1.00	0.05		-	0.05		(0.05)	-	(0.05)	1.00	4.92%		258,751	0.46%		0.45%	[j]	4.81%
Class Y
09/30/12[i]	$1.00	$0.00	[d]	$(0.00)[d]	$0.00	[d]	$(0.00)[d]	$-	$(0.00)[d]	$1.00	0.01%	[b]	$108,613	0.56%	[a]	0.16%	[a,j]	0.01%	[a]
10/31/11	1.00	0.00	[d]	0.00 [d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	233,369	0.56%		0.20%	[j]	0.00%	[e]
10/31/10	1.00	0.00	[d]	0.00 [d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	194,208	0.56%		0.25%	[j]	0.00%	[e]
10/31/09	1.00	0.00	[d]	(0.00)[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.35%		197,503	0.60%		0.50%	[j]	0.38%
10/31/08	1.00	0.03		(0.00)[d]	0.03		(0.03)	(0.00)[d]	(0.03)	1.00	2.54%		231,584	0.58%		0.58%	[k]	2.47%
10/31/07	1.00	0.05		-	0.05		(0.05)	-	(0.05)	1.00	4.81%		213,690	0.56%		0.55%	[j]	4.71%
Class A
09/30/12[i]	$1.00	$0.00	[d]	$(0.00)[d]	$0.00	[d]	$(0.00)[d]	$-	$(0.00)[d]	$1.00	0.01%	[b]	$143,816	0.96%	[a]	0.16%	[a,j]	0.01%	[a]
10/31/11	1.00	0.00	[d]	0.00 [d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	198,696	0.96%		0.20%	[j]	0.00%	[e]
10/31/10	1.00	0.00	[d]	0.00 [d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	199,403	0.96%		0.25%	[j]	0.00%	[e]
10/31/09	1.00	0.00	[d]	(0.00)[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.28%		270,497	0.99%		0.57%	[j]	0.28%
10/31/08	1.00	0.02		(0.00)[d]	0.02		(0.02)	(0.00)[d]	(0.02)	1.00	2.33%		291,735	0.98%		0.78%	[j]	2.30%
10/31/07	1.00	0.04		-	0.04		(0.04)	-	(0.04)	1.00	4.59%		281,270	0.96%		0.77%	[j]	4.50%

[a]	Annualized.
[b]	Percentage represents the results for the period and is not annualized.
[c]	Per share amount calculated on the average shares method.
[d]	Amount is less than $0.005 per share.
[e]	Amount is less than 0.005%.
[i]	For the period November 1, 2011 through September 30, 2012.
[j]	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
[k]	Amount waived had no impact on the ratio of expenses to average daily net assets.
[l]

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
09/30/12[i]	$10.87	$0.18	$0.16	$0.34	$(0.22)	$(0.22)	$(0.44)	$10.77	3.20%	[b]	$134,803	0.51%	[a]	0.37%	[a,j]	1.83%	[a]
10/31/11[g]	10.86	0.20	0.13	0.33	(0.25)	(0.07)	(0.32)	10.87	3.05%	[b]	137,464	0.52%	[a]	0.37%	[a,j]	2.07%	[a]
Class S
09/30/12[i]	$10.88	$0.16	$0.16	$0.32	$(0.19)	$(0.22)	$(0.41)	$10.79	2.91%	[b]	$158,361	0.70%	[a]	0.56%	[a,j]	1.64%	[a]
10/31/11	10.93	0.20	0.05	0.25	(0.23)	(0.07)	(0.30)	10.88	2.38%		155,719	0.67%		0.55%	[j]	1.86%
10/31/10	10.64	0.29	0.34	0.63	(0.34)	-	(0.34)	10.93	6.10%		190,062	0.56%		N/A		2.72%
10/31/09	9.79	0.41	0.94	1.35	(0.50)	-	(0.50)	10.64	14.34%		143,114	0.56%		N/A		4.13%
10/31/08	10.49	0.40	(0.53)	(0.13)	(0.57)	-	(0.57)	9.79	(1.23%	)	153,218	0.55%		0.55%	[k]	3.97%
10/31/07	10.37	0.49	0.10	0.59	(0.47)	-	(0.47)	10.49	5.88%		196,525	0.55%		0.54%	[j]	4.75%
Class Y
09/30/12[i]	$10.82	$0.15	$0.16	$0.31	$(0.19)	$(0.22)	$(0.41)	$10.72	2.93%	[b]	$79,985	0.75%	[a]	0.61%	[a,j]	1.59%	[a]
10/31/11	10.87	0.19	0.05	0.24	(0.22)	(0.07)	(0.29)	10.82	2.30%		75,045	0.73%		0.60%	[j]	1.80%
10/31/10	10.58	0.28	0.35	0.63	(0.34)	-	(0.34)	10.87	6.11%		59,027	0.61%		N/A		2.69%
10/31/09	9.74	0.39	0.95	1.34	(0.50)	-	(0.50)	10.58	14.36%		56,552	0.61%		N/A		3.90%
10/31/08	10.42	0.40	(0.52)	(0.12)	(0.56)	-	(0.56)	9.74	(1.29%	)	34,550	0.60%		0.60%	[k]	3.95%
10/31/07	10.30	0.48	0.10	0.58	(0.46)	-	(0.46)	10.42	5.86%		55,094	0.60%		0.59%	[j]	4.77%
Class L
09/30/12[i]	$10.74	$0.15	$0.16	$0.31	$(0.14)	$(0.22)	$(0.36)	$10.69	2.87%	[b]	$37,298	0.83%	[a]	0.69%	[a,j]	1.51%	[a]
10/31/11	10.80	0.18	0.05	0.23	(0.22)	(0.07)	(0.29)	10.74	2.18%		44,760	0.80%		0.68%	[j]	1.72%
10/31/10	10.52	0.27	0.34	0.61	(0.33)	-	(0.33)	10.80	5.95%		125,719	0.76%		0.69%	[j]	2.60%
10/31/09	9.68	0.39	0.93	1.32	(0.48)	-	(0.48)	10.52	14.19%		114,790	0.76%		0.69%	[j]	4.01%
10/31/08	10.38	0.39	(0.53)	(0.14)	(0.56)	-	(0.56)	9.68	(1.35%	)	123,378	0.75%		0.68%	[j]	3.88%
10/31/07	10.26	0.47	0.10	0.57	(0.45)	-	(0.45)	10.38	5.74%		173,954	0.75%		0.67%	[j]	4.60%
Class A
09/30/12[i]	$10.71	$0.12	$0.16	$0.28	$(0.15)	$(0.22)	$(0.37)	$10.62	2.66%	[b]	$71,031	1.08%	[a]	0.94%	[a,j]	1.26%	[a]
10/31/11	10.76	0.16	0.05	0.21	(0.19)	(0.07)	(0.26)	10.71	2.02%		69,635	1.06%		0.93%	[j]	1.48%
10/31/10	10.48	0.24	0.34	0.58	(0.30)	-	(0.30)	10.76	5.70%		98,198	1.01%		0.94%	[j]	2.32%
10/31/09	9.65	0.36	0.93	1.29	(0.46)	-	(0.46)	10.48	13.99%		68,067	1.01%		0.94%	[j]	3.67%
10/31/08	10.35	0.36	(0.53)	(0.17)	(0.53)	-	(0.53)	9.65	(1.73%	)	63,490	1.00%		0.93%	[j]	3.59%
10/31/07	10.23	0.44	0.11	0.55	(0.43)	-	(0.43)	10.35	5.55%		64,506	1.00%		0.92%	[j]	4.37%
Class N
09/30/12[i]	$10.60	$0.09	$0.15	$0.24	$(0.13)	$(0.22)	$(0.35)	$10.49	2.29%	[b]	$944	1.38%	[a]	1.24%	[a,j]	0.93%	[a]
10/31/11	10.66	0.12	0.06	0.18	(0.17)	(0.07)	(0.24)	10.60	1.67%		8,835	1.36%		1.23%	[j]	1.18%
10/31/10	10.42	0.21	0.33	0.54	(0.30)	-	(0.30)	10.66	5.33%		7,997	1.31%		1.24%	[j]	2.03%
10/31/09	9.58	0.33	0.93	1.26	(0.42)	-	(0.42)	10.42	13.72%		4,408	1.31%		1.24%	[j]	3.38%
10/31/08	10.31	0.33	(0.52)	(0.19)	(0.54)	-	(0.54)	9.58	(2.02%	)	3,426	1.30%		1.23%	[j]	3.28%
10/31/07	10.20	0.39	0.12	0.51	(0.40)	-	(0.40)	10.31	5.25%		4,006	1.30%		1.22%	[j]	3.80%

	Period ended September 30, 2012[b]	Year ended October 31
		2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	349%	384%	332%	232%	140%	332%

[a]	Annualized.
[b]	Percentage represents the results for the period and is not annualized.
[c]	Per share amount calculated on the average shares method.
[g]	For the period December 3, 2010 (commencement of operations) through October 31, 2011.
[i]	For the period November 1, 2011 through September 30, 2012.
[j]	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
[k] Amount	waived had no impact on the ratio of expenses to average daily net assets.
[l]

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

[m]	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[o]		Ratio of expenses to average daily net assets after expense waivers[o]		Interest expense to average daily net assets[p]		Ratio of expenses to average daily net assets before expense waivers[n]		Ratio of expenses to average daily net assets after expense waivers[n]		Net investment income (loss) to average daily net assets
Class Z
09/30/12[i]	$11.91	$0.23	$0.59	$0.82	$(0.51)	$(0.51)	$12.22	7.12%	[b]	$124,528	0.58%	[a]	0.45%	[a,j]	0.21%	[a]	0.79%	[a]	0.66%	[a,j]	2.10%	[a]
10/31/11[g]	10.67	0.30	0.94	1.24	-	-	11.91	11.62%	[b]	101,708	0.59%	[a]	0.45%	[a,j]	0.15%	[a]	0.74%	[a]	0.60%	[a,j]	3.88%	[a]
Class S
09/30/12[i]	$11.90	$0.21	$0.60	$0.81	$(0.49)	$(0.49)	$12.22	7.02%	[b]	$75,714	0.69%	[a]	0.56%	[a,j]	0.21%	[a]	0.90%	[a]	0.77%	[a,j]	1.96%	[a]
10/31/11	11.30	0.53	0.43	0.96	(0.36)	(0.36)	11.90	8.99%		89,413	0.66%		0.56%	[j]	0.17%		0.83%		0.73%	[j]	4.79%
10/31/10	10.29	0.36	0.70	1.06	(0.05)	(0.05)	11.30	10.28%		92,808	0.56%		N/A		0.17%		0.73%		N/A		3.36%
10/31/09	9.51	(0.03)	1.58	1.55	(0.77)	(0.77)	10.29	16.82%		92,457	0.56%		N/A		0.07%		0.63%		N/A		(0.29%	)
10/31/08	10.53	0.62	(1.06)	(0.44)	(0.58)	(0.58)	9.51	(4.58%	)	111,763	0.54%		N/A		N/A		N/A		N/A		5.85%
10/31/07	10.33	0.32	0.26	0.58	(0.38)	(0.38)	10.53	5.86%		196,517	0.54%		N/A		N/A		N/A		N/A		3.18%
Class Y
09/30/12[i]	$11.87	$0.21	$0.58	$0.79	$(0.48)	$(0.48)	$12.18	6.90%	[b]	$95,417	0.79%	[a]	0.66%	[a,j]	0.21%	[a]	1.00%	[a]	0.87%	[a,j]	1.94%	[a]
10/31/11	11.27	0.48	0.47	0.95	(0.35)	(0.35)	11.87	8.80%		80,118	0.74%		0.66%	[j]	0.18%		0.92%		0.84%	[j]	4.36%
10/31/10	10.27	0.34	0.71	1.05	(0.05)	(0.05)	11.27	10.22%		95,864	0.66%		N/A		0.17%		0.83%		N/A		3.24%
10/31/09	9.50	(0.02)	1.55	1.53	(0.76)	(0.76)	10.27	16.74%		96,117	0.65%		N/A		0.07%		0.72%		N/A		(0.24%	)
10/31/08	10.52	0.61	(1.06)	(0.45)	(0.57)	(0.57)	9.50	(4.77%	)	71,147	0.64%		N/A		N/A		N/A		N/A		5.76%
10/31/07	10.31	0.30	0.28	0.58	(0.37)	(0.37)	10.52	5.85%		71,072	0.64%		N/A		N/A		N/A		N/A		3.01%
Class L
09/30/12[i]	$11.84	$0.19	$0.59	$0.78	$(0.34)	$(0.34)	$12.28	6.78%	[b]	$9,466	0.94%	[a]	0.81%	[a,j]	0.21%	[a]	1.15%	[a]	1.02%	[a,j]	1.78%	[a]
10/31/11	11.24	0.56	0.37	0.93	(0.33)	(0.33)	11.84	8.64%		6,301	0.89%		0.81%	[j]	0.18%		1.07%		0.99%	[j]	5.15%
10/31/10	10.25	0.33	0.69	1.02	(0.03)	(0.03)	11.24	9.97%		40,205	0.81%		N/A		0.17%		0.98%		N/A		3.12%
10/31/09	9.47	(0.05)	1.56	1.51	(0.73)	(0.73)	10.25	16.63%		36,760	0.80%		N/A		0.07%		0.87%		N/A		(0.53%	)
10/31/08	10.49	0.59	(1.06)	(0.47)	(0.55)	(0.55)	9.47	(4.92%	)	36,903	0.79%		N/A		N/A		N/A		N/A		5.56%
10/31/07	10.28	0.45	0.11	0.56	(0.35)	(0.35)	10.49	5.68%		63,394	0.79%		N/A		N/A		N/A		N/A		4.50%
Class A
09/30/12[i]	$11.70	$0.17	$0.58	$0.75	$(0.45)	$(0.45)	$12.00	6.65%	[b]	$38,957	1.09%	[a]	0.96%	[a,j]	0.21%	[a]	1.30%	[a]	1.17%	[a,j]	1.62%	[a]
10/31/11	11.11	0.45	0.45	0.90	(0.31)	(0.31)	11.70	8.50%		37,528	1.08%		0.96%	[j]	0.18%		1.26%		1.14%	[j]	4.10%
10/31/10	10.13	0.31	0.69	1.00	(0.02)	(0.02)	11.11	9.84%		36,493	1.06%		0.96%	[j]	0.17%		1.23%		1.13%	[j]	2.94%
10/31/09	9.38	(0.04)	1.52	1.48	(0.73)	(0.73)	10.13	16.40%		38,645	1.05%		0.95%	[j]	0.07%		1.12%		1.02%	[j]	(0.42%	)
10/31/08	10.39	0.57	(1.04)	(0.47)	(0.54)	(0.54)	9.38	(5.00%	)	34,282	1.04%		0.94%	[j]	N/A		N/A		N/A		5.46%
10/31/07	10.19	0.25	0.28	0.53	(0.33)	(0.33)	10.39	5.44%		29,868	1.04%		1.00%	[j]	N/A		N/A		N/A		2.52%
Class N
09/30/12[i]	$11.76	$0.14	$0.58	$0.72	$(0.44)	$(0.44)	$12.04	6.27%	[b]	$1,155	1.39%	[a]	1.26%	[a,j]	0.21%	[a]	1.60%	[a]	1.47%	[a,j]	1.27%	[a]
10/31/11	11.18	0.43	0.45	0.88	(0.30)	(0.30)	11.76	8.16%		664	1.39%		1.26%	[j]	0.17%		1.56%		1.43%	[j]	3.85%
10/31/10	10.20	0.28	0.70	0.98	-	-	11.18	9.61%		384	1.35%		1.25%	[j]	0.17%		1.52%		1.42%	[j]	2.63%
10/31/09	9.43	(0.03)	1.49	1.46	(0.69)	(0.69)	10.20	16.05%		260	1.35%		1.25%	[j]	0.07%		1.42%		1.32%	[j]	(0.24%	)
10/31/08	10.44	0.54	(1.05)	(0.51)	(0.50)	(0.50)	9.43	(5.32%	)	185	1.34%		1.24%	[j]	N/A		N/A		N/A		5.13%
10/31/07	10.25	0.22	0.29	0.51	(0.32)	(0.32)	10.44	5.17%		234	1.34%		1.30%	[j]	N/A		N/A		N/A		2.24%

	Period ended September 30, 2012[b]	Year ended October 31
		2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	29%	46%	41%	35%	17%	17%

[a]	Annualized.
[b]	Percentage represents the results for the period and is not annualized.
[c]	Per share amount calculated on the average shares method.
[g]	For the period March 1, 2011 (commencement of operations) through October 31, 2011.
[i]	For the period November 1, 2011 through September 30, 2012.
[j]	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
[l]

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

[m]	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
[n]	Includes interest expense.
[o]	Excludes interest expense.
[p]

Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
09/30/12[i]	$11.66	$0.25	$0.49	$0.74	$(0.27)	$(0.25)	$(0.52)	$11.88	6.63%	[b]	$518,536	0.56%	[a]	0.38%	[a,j]	2.39%	[a]
10/31/11[g]	11.67	0.28	0.41	0.69	(0.34)	(0.36)	(0.70)	11.66	6.32%	[b]	316,018	0.58%	[a]	0.40%	[a,j]	2.65%	[a]
Class S
09/30/12[i]	$11.66	$0.23	$0.49	$0.72	$(0.24)	$(0.25)	$(0.49)	$11.89	6.35%	[b]	$728,293	0.77%	[a]	0.59%	[a,j]	2.19%	[a]
10/31/11	11.83	0.28	0.24	0.52	(0.33)	(0.36)	(0.69)	11.66	4.79%		799,669	0.74%		0.59%	[j]	2.47%
10/31/10	11.26	0.34	0.63	0.97	(0.40)	-	(0.40)	11.83	8.89%		789,543	0.60%		N/A		3.00%
10/31/09	10.16	0.45	1.33	1.78	(0.59)	(0.09)	(0.68)	11.26	18.53%		650,768	0.60%		N/A		4.26%
10/31/08	11.14	0.48	(0.84)	(0.36)	(0.62)	-	(0.62)	10.16	(3.48%	)	628,314	0.59%		0.59%	[k]	4.43%
10/31/07	11.04	0.52	0.07	0.59	(0.49)	-	(0.49)	11.14	5.57%		779,239	0.59%		0.59%	[k]	4.77%
Class Y
09/30/12[i]	$11.61	$0.23	$0.48	$0.71	$(0.24)	$(0.25)	$(0.49)	$11.83	6.34%	[b]	$162,692	0.82%	[a]	0.64%	[a,j]	2.14%	[a]
10/31/11	11.78	0.27	0.25	0.52	(0.33)	(0.36)	(0.69)	11.61	4.75%		153,857	0.79%		0.64%	[j]	2.42%
10/31/10	11.21	0.34	0.62	0.96	(0.39)	-	(0.39)	11.78	8.88%		160,114	0.65%		N/A		2.96%
10/31/09	10.12	0.44	1.32	1.76	(0.58)	(0.09)	(0.67)	11.21	18.40%		144,757	0.65%		N/A		4.24%
10/31/08	11.08	0.48	(0.83)	(0.35)	(0.61)	-	(0.61)	10.12	(3.36%	)	160,857	0.64%		0.64%	[k]	4.41%
10/31/07	10.98	0.51	0.08	0.59	(0.49)	-	(0.49)	11.08	5.56%		202,008	0.64%		0.64%	[k]	4.71%
Class L
09/30/12[i]	$11.53	$0.22	$0.48	$0.70	$(0.21)	$(0.25)	$(0.46)	$11.77	6.28%	[b]	$91,405	0.89%	[a]	0.71%	[a,j]	2.07%	[a]
10/31/11	11.70	0.26	0.25	0.51	(0.32)	(0.36)	(0.68)	11.53	4.70%		91,457	0.86%		0.71%	[j]	2.35%
10/31/10	11.15	0.33	0.61	0.94	(0.39)	-	(0.39)	11.70	8.67%		217,513	0.79%		0.71%	[j]	2.89%
10/31/09	10.06	0.43	1.33	1.76	(0.58)	(0.09)	(0.67)	11.15	18.41%		211,250	0.80%		0.72%	[j]	4.19%
10/31/08	11.04	0.47	(0.84)	(0.37)	(0.61)	-	(0.61)	10.06	(3.63%	)	249,701	0.79%		0.71%	[j]	4.34%
10/31/07	10.94	0.50	0.08	0.58	(0.48)	-	(0.48)	11.04	5.49%		368,954	0.79%		0.71%	[j]	4.64%
Class A
09/30/12[i]	$11.44	$0.19	$0.48	$0.67	$(0.21)	$(0.25)	$(0.46)	$11.65	6.01%	[b]	$192,598	1.14%	[a]	0.96%	[a,j]	1.82%	[a]
10/31/11	11.62	0.23	0.24	0.47	(0.29)	(0.36)	(0.65)	11.44	4.39%		201,638	1.12%		0.96%	[j]	2.10%
10/31/10	11.07	0.29	0.62	0.91	(0.36)	-	(0.36)	11.62	8.47%		206,416	1.05%		0.97%	[j]	2.64%
10/31/09	9.99	0.40	1.32	1.72	(0.55)	(0.09)	(0.64)	11.07	18.13%		179,142	1.05%		0.97%	[j]	3.88%
10/31/08	10.97	0.43	(0.83)	(0.40)	(0.58)	-	(0.58)	9.99	(3.90%	)	164,141	1.04%		0.96%	[j]	4.06%
10/31/07	10.87	0.47	0.08	0.55	(0.45)	-	(0.45)	10.97	5.23%		183,196	1.04%		0.96%	[j]	4.39%
Class N
09/30/12[i]	$11.61	$0.16	$0.48	$0.64	$(0.17)	$(0.25)	$(0.42)	$11.83	5.72%	[b]	$1,555	1.46%	[a]	1.28%	[a,j]	1.49%	[a]
10/31/11	11.78	0.20	0.25	0.45	(0.26)	(0.36)	(0.62)	11.61	4.12%		1,014	1.44%		1.28%	[j]	1.78%
10/31/10	11.23	0.26	0.63	0.89	(0.34)	-	(0.34)	11.78	8.10%		1,000	1.37%		1.29%	[j]	2.31%
10/31/09	9.95	0.36	1.34	1.70	(0.33)	(0.09)	(0.42)	11.23	17.65%		714	1.37%		1.29%	[j]	3.46%
10/31/08	10.92	0.43	(0.83)	(0.40)	(0.57)	-	(0.57)	9.95	(3.86%	)	344	1.37%		1.28%	[j]	4.04%
10/31/07	10.73	0.42	0.09	0.51	(0.32)	-	(0.32)	10.92	4.91%		4,244	1.36%		1.28%	[j]	3.89%

	Period ended September 30, 2012[b]	Year ended October 31
		2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	447%	539%	463%	333%	263%	394%

[a]	Annualized.
[b]	Percentage represents the results for the period and is not annualized.
[c]	Per share amount calculated on the average shares method.
[g]	For the period December 3, 2010 (commencement of operations) through October 31, 2011.
[i]	For the period November 1, 2011 through September 30, 2012.
[j]	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
[k]	Amount waived had no impact on the ratio of expenses to average daily net assets.
[l]

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

[m]	Total return excludes sales charges, if any, and would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
09/30/12[i]	$11.08	$0.29	$0.63	$0.92	$-	$(0.76)	$(0.76)	$11.24	8.84%	[b]	$0	[f]	0.67%	[a]	0.50%	[a,j]	2.90%	[a]
10/31/11[g]	10.96	0.32	0.36	0.68	(0.47)	(0.09)	(0.56)	11.08	6.56%	[b]	0	[f]	0.64%	[a]	0.47%	[a,j]	3.22%	[a]
Class S
09/30/12[i]	$11.07	$0.28	$0.48	$0.76	$(0.50)	$(0.76)	$(1.26)	$10.57	7.61%	[b]	$38,986		0.93%	[a]	0.76%	[a,j]	3.00%	[a]
10/31/11	11.10	0.35	0.15	0.50	(0.44)	(0.09)	(0.53)	11.07	4.85%		31,390		0.85%		0.72%	[j]	3.25%
10/31/10	10.73	0.37	0.58	0.95	(0.58)	-	(0.58)	11.10	9.31%		53,298		0.71%		N/A		3.51%
10/31/09	9.69	0.44	1.24	1.68	(0.62)	(0.02)	(0.64)	10.73	18.21%		82,961		0.71%		N/A		4.42%
10/31/08	11.01	0.48	(1.17)	(0.69)	(0.59)	(0.04)	(0.63)	9.69	(6.51%	)	146,819		0.71%		0.70%	[j]	4.56%
10/31/07	10.89	0.51	0.09	0.60	(0.48)	-	(0.48)	11.01	5.69%		213,606		0.71%		0.69%	[j]	4.80%
Class Y
09/30/12[i]	$11.08	$0.28	$0.48	$0.76	$(0.50)	$(0.76)	$(1.26)	$10.58	7.62%	[b]	$34,732		0.98%	[a]	0.81%	[a,j]	2.96%	[a]
10/31/11	11.12	0.35	0.14	0.49	(0.44)	(0.09)	(0.53)	11.08	4.77%		35,701		0.92%		0.77%	[j]	3.21%
10/31/10	10.75	0.37	0.58	0.95	(0.58)	-	(0.58)	11.12	9.27%		34,202		0.76%		N/A		3.47%
10/31/09	9.72	0.43	1.24	1.67	(0.62)	(0.02)	(0.64)	10.75	18.18%		35,473		0.76%		N/A		4.28%
10/31/08	10.97	0.48	(1.10)	(0.62)	(0.59)	(0.04)	(0.63)	9.72	(5.97%	)	26,651		0.76%		0.75%	[j]	4.54%
10/31/07	10.85	0.48	0.11	0.59	(0.47)	-	(0.47)	10.97	5.68%		51,537		0.76%		0.74%	[j]	4.48%
Class L
09/30/12[i]	$11.03	$0.28	$0.48	$0.76	$(0.36)	$(0.76)	$(1.12)	$10.67	7.61%	[b]	$10,174		0.99%	[a]	0.82%	[a,j]	2.95%	[a]
10/31/11	11.07	0.34	0.15	0.49	(0.44)	(0.09)	(0.53)	11.03	4.74%		11,093		0.92%		0.78%	[j]	3.19%
10/31/10	10.70	0.37	0.58	0.95	(0.58)	-	(0.58)	11.07	9.29%		103,653		0.92%		0.77%	[j]	3.45%
10/31/09	9.67	0.42	1.25	1.67	(0.62)	(0.02)	(0.64)	10.70	18.21%		132,257		0.92%		0.77%	[j]	4.29%
10/31/08	10.91	0.47	(1.08)	(0.61)	(0.59)	(0.04)	(0.63)	9.67	(5.94%	)	130,078		0.92%		0.76%	[j]	4.53%
10/31/07	10.80	0.50	0.08	0.58	(0.47)	-	(0.47)	10.91	5.60%		191,936		0.92%		0.75%	[j]	4.73%
Class A
09/30/12[i]	$11.09	$0.26	$0.48	$0.74	$(0.46)	$(0.76)	$(1.22)	$10.61	7.39%	[b]	$37,826		1.23%	[a]	1.06%	[a,j]	2.71%	[a]
10/31/11	11.13	0.32	0.15	0.47	(0.42)	(0.09)	(0.51)	11.09	4.49%		37,674		1.18%		1.02%	[j]	2.96%
10/31/10	10.76	0.34	0.58	0.92	(0.55)	-	(0.55)	11.13	9.00%		48,810		1.16%		1.01%	[j]	3.21%
10/31/09	9.72	0.37	1.28	1.65	(0.59)	(0.02)	(0.61)	10.76	17.93%		44,121		1.16%		1.01%	[j]	3.75%
10/31/08	10.97	0.45	(1.09)	(0.64)	(0.57)	(0.04)	(0.61)	9.72	(6.16%	)	36,268		1.16%		1.00%	[j]	4.27%
10/31/07	10.85	0.48	0.09	0.57	(0.45)	-	(0.45)	10.97	5.40%		44,028		1.16%		0.99%	[j]	4.52%
Class N
09/30/12[i]	$11.15	$0.24	$0.50	$0.74	$-	$(0.76)	$(0.76)	$11.13	7.08%	[b]	$2		1.53%	[a]	1.36%	[a,j]	2.44%	[a]
10/31/11	10.97	0.27	0.20	0.47	(0.20)	(0.09)	(0.29)	11.15	4.49%		2		1.43%		1.30%	[j]	2.53%
10/31/10	10.62	0.31	0.57	0.88	(0.53)	-	(0.53)	10.97	8.64%		183		1.46%		1.31%	[j]	2.98%
10/31/09	9.60	0.34	1.26	1.60	(0.56)	(0.02)	(0.58)	10.62	17.54%		1,683		1.46%		1.31%	[j]	3.50%
10/31/08	10.84	0.41	(1.07)	(0.66)	(0.54)	(0.04)	(0.58)	9.60	(6.44%	)	1,491		1.46%		1.30%	[j]	3.98%
10/31/07	10.73	0.44	0.08	0.52	(0.41)	-	(0.41)	10.84	5.04%		1,608		1.46%		1.29%	[j]	4.19%

	Period ended September 30, 2012[b]	Year ended October 31
		2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	463%	566%	465%	322%	282%	427%

[a]	Annualized.
[b]	Percentage represents the results for the period and is not annualized.
[c]	Per share amount calculated on the average shares method.
[f]	Amount is less than $500.
[g]	For the period December 3, 2010 (commencement of operations) through October 31, 2011.
[i]	For the period November 1, 2011 through September 30, 2012.
[j]	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
[l]

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

[m]	Total return excludes sales charges, if any, and would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
09/30/12[i]	$9.19	$0.64	$0.53	$1.17	$(0.58)	$-	$(0.58)	$9.78	13.58%	[b]	$101,547	0.59%	[a]	0.49%	[a,j]	7.59%	[a]
10/31/11[g]	9.06	0.45	(0.32)	0.13	-	-	-	9.19	1.43%	[b]	77,527	0.61%	[a]	0.50%	[a,j]	7.42%	[a]
Class S
09/30/12[i]	$9.17	$0.62	$0.52	$1.14	$(0.51)	$-	$(0.51)	$9.80	13.22%	[b]	$22,723	0.80%	[a]	0.70%	[a,j]	7.37%	[a]
10/31/11	9.52	0.67	(0.15)	0.52	(0.87)	-	(0.87)	9.17	6.10%		37,865	0.77%		0.71%	[j]	7.34%
10/31/10	8.75	0.73	0.74	1.47	(0.70)	-	(0.70)	9.52	17.75%		57,929	0.70%		N/A		8.33%
10/31/09	7.97	0.67	1.07	1.74	(0.96)	-	(0.96)	8.75	25.68%		74,817	0.70%		N/A		8.66%
10/31/08	10.98	0.78	(2.94)	(2.16)	(0.82)	(0.03)	(0.85)	7.97	(21.03%	)	45,375	0.69%		N/A		8.14%
10/31/07	10.92	0.85	(0.11)	0.74	(0.66)	(0.02)	(0.68)	10.98	6.98%		53,406	0.68%		N/A		7.86%
Class Y
09/30/12[i]	$9.20	$0.62	$0.53	$1.15	$(0.55)	$-	$(0.55)	$9.80	13.23%	[b]	$57,111	0.85%	[a]	0.75%	[a,j]	7.33%	[a]
10/31/11	9.55	0.66	(0.14)	0.52	(0.87)	-	(0.87)	9.20	5.95%		55,184	0.82%		0.76%	[j]	7.29%
10/31/10	8.77	0.73	0.74	1.47	(0.69)	-	(0.69)	9.55	17.84%		55,480	0.75%		N/A		8.26%
10/31/09	7.97	0.67	1.07	1.74	(0.94)	-	(0.94)	8.77	25.59%		65,222	0.75%		N/A		8.59%
10/31/08	10.99	0.78	(2.96)	(2.18)	(0.81)	(0.03)	(0.84)	7.97	(21.10%	)	77,447	0.74%		N/A		8.10%
10/31/07	10.93	0.85	(0.11)	0.74	(0.66)	(0.02)	(0.68)	10.99	6.85%		105,706	0.73%		N/A		7.80%
Class L
09/30/12[i]	$9.13	$0.60	$0.53	$1.13	$(0.54)	$-	$(0.54)	$9.72	12.98%	[b]	$8,886	1.00%	[a]	0.90%	[a,j]	7.17%	[a]
10/31/11	9.48	0.64	(0.14)	0.50	(0.85)	-	(0.85)	9.13	5.84%		4,980	0.98%		0.91%	[j]	7.04%
10/31/10	8.72	0.71	0.73	1.44	(0.68)	-	(0.68)	9.48	17.62%		5,323	0.90%		N/A		8.13%
10/31/09	7.93	0.65	1.07	1.72	(0.93)	-	(0.93)	8.72	25.46%		4,391	0.90%		N/A		8.47%
10/31/08	10.94	0.76	(2.94)	(2.18)	(0.80)	(0.03)	(0.83)	7.93	(21.19%	)	2,990	0.89%		N/A		7.93%
10/31/07	10.89	0.83	(0.10)	0.73	(0.66)	(0.02)	(0.68)	10.94	6.73%		5,135	0.88%		N/A		7.67%
Class A
09/30/12[i]	$9.07	$0.58	$0.52	$1.10	$(0.51)	$-	$(0.51)	$9.66	12.78%	[b]	$41,525	1.25%	[a]	1.15%	[a,j]	6.95%	[a]
10/31/11	9.42	0.62	(0.14)	0.48	(0.83)	-	(0.83)	9.07	5.60%		31,330	1.22%		1.16%	[j]	6.91%
10/31/10	8.67	0.69	0.72	1.41	(0.66)	-	(0.66)	9.42	17.33%		39,750	1.15%		N/A		7.87%
10/31/09	7.89	0.63	1.07	1.70	(0.92)	-	(0.92)	8.67	25.11%		35,953	1.15%		N/A		8.22%
10/31/08	10.89	0.73	(2.92)	(2.19)	(0.78)	(0.03)	(0.81)	7.89	(21.44%	)	23,752	1.14%		N/A		7.69%
10/31/07	10.85	0.80	(0.11)	0.69	(0.63)	(0.02)	(0.65)	10.89	6.53%		32,164	1.14%		N/A		7.42%
Class N
09/30/12[i]	$9.17	$0.56	$0.53	$1.09	$(0.48)	$-	$(0.48)	$9.78	12.55%	[b]	$526	1.55%	[a]	1.45%	[a,j]	6.64%	[a]
10/31/11	9.51	0.61	(0.16)	0.45	(0.79)	-	(0.79)	9.17	5.19%		336	1.51%		1.46%	[j]	6.68%
10/31/10	8.75	0.67	0.73	1.40	(0.64)	-	(0.64)	9.51	16.95%		640	1.45%		N/A		7.58%
10/31/09	7.88	0.61	1.09	1.70	(0.83)	-	(0.83)	8.75	24.87%		723	1.45%		N/A		7.93%
10/31/08	10.88	0.73	(2.95)	(2.22)	(0.75)	(0.03)	(0.78)	7.88	(21.67%	)	525	1.44%		N/A		7.50%
10/31/07	10.87	0.77	(0.11)	0.66	(0.63)	(0.02)	(0.65)	10.88	6.08%		1,949	1.43%		N/A		7.11%

	Period ended September 30, 2012[b]	Year ended October 31
		2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	86%	72%	120%	101%	87%	93%

[a]	Annualized.
[b]	Percentage represents the results for the period and is not annualized.
[c]	Per share amount calculated on the average shares method.
[g]	For the period March 1, 2011 (commencement of operations) through October 31, 2011.
[i]	For the period November 1, 2011 through September 30, 2012.
[j]	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
[l]

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

[m]	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
09/30/12[i]	$10.69	$0.21	$0.04	$0.25	$(0.35)	$-	$-	$(0.35)	$10.59	2.60%	[b]	$53,365	0.80%	[a]	0.75%	[a],[j]	2.19%	[a]
10/31/11	11.03	0.25	(0.02)	0.23	(0.56)	(0.01)	-	(0.57)	10.69	2.54%		52,728	0.81%		0.75%	[j]	2.37%
10/31/10	10.30	0.27	0.47	0.74	(0.01)	-	-	(0.01)	11.03	7.16%		26,160	0.77%		0.75%	[j]	2.69%
10/31/09	9.73	0.31	1.50	1.81	(1.19)	-	(0.05)	(1.24)	10.30	19.49%		27,894	1.12%		0.75%	[j]	3.20%
10/31/08[g]	10.00	0.32	(0.59)	(0.27)	-	-	-	-	9.73	(2.70%	)[b]	23,913	0.98%	[a]	0.75%	[a,j]	3.49%	[a]
Class Y
09/30/12[i]	$10.69	$0.21	$0.03	$0.24	$(0.34)	$-	$-	$(0.34)	$10.59	2.53%	[b]	$410	0.90%	[a]	0.80%	[a],[j]	2.19%	[a]
10/31/11	11.03	0.25	(0.03)	0.22	(0.55)	(0.01)	-	(0.56)	10.69	2.50%		110	0.91%		0.80%	[j]	2.38%
10/31/10	10.30	0.27	0.46	0.73	(0.00)[d]	-	-	(0.00)[d]	11.03	7.10%		108	0.87%		0.80%	[j]	2.63%
10/31/09	9.73	0.30	1.51	1.81	(1.19)	-	(0.05)	(1.24)	10.30	19.45%		116	1.22%		0.80%	[j]	3.13%
10/31/08[g]	10.00	0.31	(0.58)	(0.27)	-	-	-	-	9.73	(2.70%	)[b]	97	1.08%	[a]	0.80%	[a,j]	3.44%	[a]
Class L
09/30/12[i]	$10.67	$0.19	$0.06	$0.25	$-	$-	$-	$-	$10.92	2.34%	[b]	$148	1.05%	[a]	0.95%	[a],[j]	2.00%	[a]
10/31/11	11.00	0.22	0.00 [d]	0.22	(0.54)	(0.01)	-	(0.55)	10.67	2.44%		111	0.94%		0.88%	[j]	2.10%
10/31/10	10.28	0.25	0.47	0.72	-	-	-	-	11.00	7.00%		108	1.02%		0.95%	[j]	2.48%
10/31/09	9.72	0.28	1.50	1.78	(1.17)	-	(0.05)	(1.22)	10.28	19.17%		116	1.37%		0.95%	[j]	2.98%
10/31/08[g]	10.00	0.30	(0.58)	(0.28)	-	-	-	-	9.72	(2.80%	)[b]	97	1.23%	[a]	0.95%	[a,j]	3.29%	[a]
Class A
09/30/12[i]	$10.60	$0.16	$0.04	$0.20	$(0.30)	$-	$-	$(0.30)	$10.50	2.22%	[b]	$937	1.30%	[a]	1.20%	[a],[j]	1.71%	[a]
10/31/11	10.94	0.20	(0.01)	0.19	(0.52)	(0.01)	-	(0.53)	10.60	2.11%		1,158	1.31%		1.20%	[j]	1.96%
10/31/10	10.25	0.23	0.46	0.69	-	-	-	-	10.94	6.63%		1,076	1.27%		1.20%	[j]	2.25%
10/31/09	9.70	0.27	1.48	1.75	(1.15)	-	(0.05)	(1.20)	10.25	18.86%		610	1.62%		1.20%	[j]	2.78%
10/31/08[g]	10.00	0.27	(0.57)	(0.30)	-	-	-	-	9.70	(3.00%	)[b]	200	1.48%	[a]	1.20%	[a,j]	3.01%	[a]

	Period ended September 30, 2012[b]	Year ended October 31
		2011	2010	2009	2008
Portfolio turnover rate for all share classes	49%	46%	42%	59%	53%

[a]	Annualized.
[b]	Percentage represents the results for the period and is not annualized.
[c]	Per share amount calculated on the average shares method.
[d]	Amount is less than $0.005 per share.
[g]	For the period December 20, 2007 (commencement of operations) through October 31, 2008.
[i]	For the period November 1, 2011 through September 30, 2012.
[j]	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
[l]

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

[m]	Total return excludes sales charges, if any, and would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
09/30/12[i]	$10.34	$0.20	$1.02	$1.22	$(0.22)	$-	$(0.22)	$11.34	12.12%	[b]	$100,521	0.65%	[a]	0.63%	[a,j]	1.99%	[a]
10/31/11	9.95	0.19	0.39	0.58	(0.19)	-	(0.19)	10.34	5.88%		97,350	0.67%		0.65%	[j]	1.85%
10/31/10	8.95	0.19	1.03	1.22	(0.22)	-	(0.22)	9.95	13.91%		109,890	0.64%		0.62%	[j]	1.99%
10/31/09	8.12	0.23	0.89	1.12	(0.29)	-	(0.29)	8.95	14.41%		108,844	0.64%		0.62%	[j]	2.83%
10/31/08	11.26	0.25	(2.91)	(2.66)	(0.31)	(0.17)	(0.48)	8.12	(24.61%	)	111,174	0.69%		0.67%	[j]	2.50%
10/31/07	10.47	0.30	0.77	1.07	(0.28)	-	(0.28)	11.26	10.42%		180,719	0.64%		0.60%	[j]	2.80%
Class Y
09/30/12[i]	$10.68	$0.19	$1.06	$1.25	$(0.20)	$-	$(0.20)	$11.73	12.02%	[b]	$6,294	0.81%	[a]	0.79%	[a,j]	1.82%	[a]
10/31/11	10.28	0.18	0.40	0.58	(0.18)	-	(0.18)	10.68	5.65%		4,638	0.83%		0.81%	[j]	1.69%
10/31/10	9.24	0.18	1.07	1.25	(0.21)	-	(0.21)	10.28	13.74%		4,268	0.80%		0.78%	[j]	1.80%
10/31/09	8.37	0.21	0.93	1.14	(0.27)	-	(0.27)	9.24	14.20%		2,061	0.80%		0.78%	[j]	2.58%
10/31/08	11.59	0.24	(3.00)	(2.76)	(0.29)	(0.17)	(0.46)	8.37	(24.71%	)	1,911	0.85%		0.83%	[j]	2.33%
10/31/07	10.77	0.29	0.79	1.08	(0.26)	-	(0.26)	11.59	10.25%		2,597	0.80%		0.76%	[j]	2.63%
Class L
09/30/12[i]	$10.29	$0.16	$1.03	$1.19	$(0.10)	$-	$(0.10)	$11.38	11.80%	[b]	$3,234	0.96%	[a]	0.94%	[a,j]	1.65%	[a]
10/31/11	9.91	0.16	0.39	0.55	(0.17)	-	(0.17)	10.29	5.61%		818	0.96%		0.94%	[j]	1.56%
10/31/10	8.92	0.15	1.04	1.19	(0.20)	-	(0.20)	9.91	13.53%		3,492	0.95%		0.93%	[j]	1.60%
10/31/09	8.09	0.19	0.90	1.09	(0.26)	-	(0.26)	8.92	14.05%		2,078	0.95%		0.93%	[j]	2.44%
10/31/08	11.22	0.22	(2.91)	(2.69)	(0.27)	(0.17)	(0.44)	8.09	(24.84%	)	1,785	1.00%		0.98%	[j]	2.18%
10/31/07	10.44	0.27	0.76	1.03	(0.25)	-	(0.25)	11.22	10.04%		2,418	0.95%		0.91%	[j]	2.48%
Class A
09/30/12[i]	$10.17	$0.14	$1.01	$1.15	$(0.17)	$-	$(0.17)	$11.15	11.50%	[b]	$17,759	1.21%	[a]	1.19%	[a,j]	1.42%	[a]
10/31/11	9.79	0.13	0.39	0.52	(0.14)	-	(0.14)	10.17	5.38%		12,622	1.23%		1.21%	[j]	1.29%
10/31/10	8.81	0.13	1.02	1.15	(0.17)	-	(0.17)	9.79	13.27%		12,157	1.20%		1.18%	[j]	1.39%
10/31/09	7.98	0.18	0.88	1.06	(0.23)	-	(0.23)	8.81	13.82%		7,265	1.20%		1.18%	[j]	2.29%
10/31/08	11.07	0.19	(2.86)	(2.67)	(0.25)	(0.17)	(0.42)	7.98	(25.01%	)	7,972	1.25%		1.23%	[j]	1.94%
10/31/07	10.31	0.24	0.75	0.99	(0.23)	-	(0.23)	11.07	9.76%		11,595	1.20%		1.16%	[j]	2.23%

	Period ended September 30, 2012[b]	Year ended October 31
		2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	228%	272%	243%	215%	184%	194%

[a]	Annualized.
[b]	Percentage represents the results for the period and is not annualized.
[c]	Per share amount calculated on the average shares method.
[i]	For the period November 1, 2011 through September 30, 2012.
[j]	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
[l]

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

[m]	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c] ,j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains		Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Class S
09/30/12[i]	$13.96	$0.26	$1.24	$1.50	$(0.23)		$-	$(0.23)	$15.23	11.14%	[b]	$128,342	0.62%	[a]	1.96%	[a]
10/31/11	13.67	0.19	0.30	0.49	(0.20)		-	(0.20)	13.96	3.55%		140,828	0.61%		1.28%
10/31/10	12.43	0.14	1.38	1.52	(0.28)		-	(0.28)	13.67	12.37%		158,921	0.61%		1.09%
10/31/09	10.83	0.25	1.60	1.85	(0.25)		-	(0.25)	12.43	17.81%		179,373	0.62%		2.41%
10/31/08	20.78	0.25	(7.77)	(7.52)	(0.25)		(2.18)	(2.43)	10.83	(40.58%	)	176,805	0.60%		1.57%
10/31/07	18.81	0.24	2.94	3.18	(0.88)		(0.33)	(1.21)	20.78	17.78%		388,559	0.60%		1.22%
Class Y
09/30/12[i]	$14.00	$0.24	$1.27	$1.51	$(0.22)		$-	$(0.22)	$15.29	11.04%	[b]	$127	0.72%	[a]	1.86%	[a]
10/31/11	13.66	0.17	0.30	0.47	(0.13)		-	(0.13)	14.00	3.44%		143	0.71%		1.19%
10/31/10	12.43	0.13	1.36	1.49	(0.26)		-	(0.26)	13.66	12.18%		196	0.71%		0.99%
10/31/09	10.82	0.24	1.60	1.84	(0.23)		-	(0.23)	12.43	17.69%		1,021	0.72%		2.28%
10/31/08	20.76	0.23	(7.76)	(7.53)	(0.23)		(2.18)	(2.41)	10.82	(40.63%	)	1,727	0.70%		1.46%
10/31/07	18.80	0.22	2.94	3.16	(0.87)		(0.33)	(1.20)	20.76	17.63%		4,389	0.70%		1.12%
Class L
09/30/12[i]	$13.97	$0.23	$1.25	$1.48	$(0.20)	$-		$(0.20)	$15.25	10.91%	[b]	$18,705	0.83%	[a]	1.74%	[a]
10/31/11	13.68	0.16	0.30	0.46	(0.17)		-	(0.17)	13.97	3.32%		19,579	0.82%		1.08%
10/31/10	12.44	0.11	1.38	1.49	(0.25)		-	(0.25)	13.68	12.14%		23,889	0.82%		0.88%
10/31/09	10.82	0.23	1.60	1.83	(0.21)		-	(0.21)	12.44	17.57%		26,776	0.83%		2.16%
10/31/08	20.76	0.22	(7.77)	(7.55)	(0.21)		(2.18)	(2.39)	10.82	(40.71%	)	33,000	0.81%		1.37%
10/31/07	18.78	0.20	2.94	3.14	(0.83)		(0.33)	(1.16)	20.76	17.55%		78,980	0.81%		1.01%
Class A
09/30/12[i]	$13.91	$0.19	$1.26	$1.45	$(0.14)		$-	$(0.14)	$15.22	10.59%	[b]	$9,649	1.12%	[a]	1.45%	[a]
10/31/11	13.62	0.11	0.31	0.42	(0.13)		-	(0.13)	13.91	3.04%		9,800	1.11%		0.78%
10/31/10	12.39	0.08	1.37	1.45	(0.22)		-	(0.22)	13.62	11.82%		13,441	1.11%		0.59%
10/31/09	10.76	0.20	1.60	1.80	(0.17)		-	(0.17)	12.39	17.27%		15,490	1.12%		1.88%
10/31/08	20.67	0.17	(7.74)	(7.57)	(0.16)		(2.18)	(2.34)	10.76	(40.92%	)	13,721	1.10%		1.07%
10/31/07	18.72	0.14	2.94	3.08	(0.80)		(0.33)	(1.13)	20.67	17.21%		27,778	1.10%		0.72%
Class N
09/30/12[i]	$13.87	$0.17	$1.23	$1.40	$(0.12)		$-	$(0.12)	$15.15	10.28%	[b]	$74	1.43%	[a]	1.28%	[a]
10/31/11	13.59	0.07	0.31	0.38	(0.10)		-	(0.10)	13.87	2.74%		117	1.42%		0.46%
10/31/10	12.38	0.04	1.36	1.40	(0.19)		-	(0.19)	13.59	11.40%		117	1.42%		0.27%
10/31/09	10.74	0.17	1.61	1.78	(0.14)		-	(0.14)	12.38	16.95%		131	1.43%		1.57%
10/31/08	20.51	0.12	(7.71)	(7.59)	-		(2.18)	(2.18)	10.74	(41.07%	)	109	1.41%		0.75%
10/31/07	18.68	0.06	2.91	2.97	(0.81)		(0.33)	(1.14)	20.51	16.64%		132	1.41%		0.31%

	Period ended September 30, 2012[b]	Year ended October 31
		2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	72%	93%	100%	138%	156%	151%

[a]	Annualized.
[b]	Percentage represents the results for the period and is not annualized.
[c]	Per share amount calculated on the average shares method.
[i]	For the period November 1, 2011 through September 30, 2012.
[l]

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

[m]	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
09/30/12[i]	$9.94	$0.22	$1.32	$1.54	$(0.19)	$-	$-	$(0.19)	$11.29	15.93%	[b]	$212,647	0.57%	[a]	0.52%	[a,j]	2.28%	[a]
10/31/11	9.50	0.18	0.44	0.62	(0.18)	-	-	(0.18)	9.94	6.55%		201,137	0.59%		0.57%	[j]	1.82%
10/31/10	8.44	0.17	1.07	1.24	(0.18)	-	-	(0.18)	9.50	14.89%		139,983	0.61%		N/A		1.83%
10/31/09	8.53	0.19	0.01	0.20	(0.29)	-	-	(0.29)	8.44	2.71%		142,884	0.61%		N/A		2.57%
10/31/08	13.29	0.28	(4.98)	(4.70)	(0.06)	-	-	(0.06)	8.53	(35.50%	)	166,317	0.60%		0.60%	[k]	2.45%
10/31/07	13.57	0.25	0.87	1.12	(0.27)	(1.08)	(0.05)	(1.40)	13.29	8.55%		287,201	0.60%		0.59%	[j]	1.80%
Class Y
09/30/12[i]	$9.88	$0.21	$1.31	$1.52	$(0.18)	$-	$-	$(0.18)	$11.22	15.78%	[b]	$66,311	0.66%	[a]	0.61%	[a,j]	2.18%	[a]
10/31/11	9.45	0.17	0.43	0.60	(0.17)	-	-	(0.17)	9.88	6.38%		53,589	0.69%		0.68%	[j]	1.71%
10/31/10	8.39	0.16	1.07	1.23	(0.17)	-	-	(0.17)	9.45	14.87%		56,917	0.71%		N/A		1.73%
10/31/09	8.48	0.18	0.01	0.19	(0.28)	-	-	(0.28)	8.39	2.57%		64,686	0.71%		N/A		2.45%
10/31/08	13.22	0.27	(4.95)	(4.68)	(0.06)	-	-	(0.06)	8.48	(35.56%	)	68,843	0.70%		0.70%	[k]	2.37%
10/31/07	13.56	0.26	0.78	1.04	(0.25)	(1.08)	(0.05)	(1.38)	13.22	7.98%		157,740	0.70%		0.69%	[j]	1.90%
Class L
09/30/12[i]	$9.85	$0.20	$1.35	$1.55	$-	$-	$-	$-	$11.40	15.74%	[b]	$2,717	0.80%	[a]	0.75%	[a,j]	2.04%	[a]
10/31/11	9.41	0.16	0.44	0.60	(0.16)	-	-	(0.16)	9.85	6.36%		1,948	0.84%		0.84%	[k]	1.53%
10/31/10	8.36	0.14	1.07	1.21	(0.16)	-	-	(0.16)	9.41	14.65%		67,006	0.86%		N/A		1.58%
10/31/09	8.45	0.17	0.00 [d]	0.17	(0.26)	-	-	(0.26)	8.36	2.35%		64,811	0.86%		N/A		2.28%
10/31/08	13.18	0.25	(4.93)	(4.68)	(0.05)	-	-	(0.05)	8.45	(35.62%	)	65,257	0.85%		0.85%	[k]	2.20%
10/31/07	13.52	0.23	0.79	1.02	(0.23)	(1.08)	(0.05)	(1.36)	13.18	7.83%		118,847	0.85%		0.84%	[j]	1.65%
Class A
09/30/12[i]	$9.79	$0.17	$1.31	$1.48	$(0.14)	$-	$-	$(0.14)	$11.13	15.41%	[b]	$9,501	1.05%	[a]	1.00%	[a,j]	1.80%	[a]
10/31/11	9.36	0.13	0.43	0.56	(0.13)	-	-	(0.13)	9.79	5.99%		9,129	1.09%		1.07%	[j]	1.31%
10/31/10	8.31	0.12	1.07	1.19	(0.14)	-	-	(0.14)	9.36	14.45%		9,521	1.11%		N/A		1.33%
10/31/09	8.40	0.15	(0.01)	0.14	(0.23)	-	-	(0.23)	8.31	2.15%		11,099	1.11%		N/A		2.06%
10/31/08	13.12	0.22	(4.90)	(4.68)	(0.04)	-	-	(0.04)	8.40	(35.83%	)	12,315	1.10%		1.10%	[k]	1.95%
10/31/07	13.45	0.19	0.79	0.98	(0.19)	(1.08)	(0.04)	(1.31)	13.12	7.62%		18,838	1.10%		1.09%	[j]	1.42%
Class N
09/30/12[i]	$9.83	$0.14	$1.32	$1.46	$(0.10)	$-	$-	$(0.10)	$11.19	15.08%	[b]	$126	1.35%	[a]	1.30%	[a,j]	1.50%	[a]
10/31/11	9.40	0.10	0.43	0.53	(0.10)	-	-	(0.10)	9.83	5.64%		129	1.40%		1.38%	[j]	1.01%
10/31/10	8.36	0.09	1.07	1.16	(0.12)	-	-	(0.12)	9.40	13.99%		188	1.42%		N/A		1.02%
10/31/09	8.42	0.13	0.00 [d]	0.13	(0.19)	-	-	(0.19)	8.36	1.85%		228	1.42%		N/A		1.72%
10/31/08	13.19	0.19	(4.93)	(4.74)	(0.03)	-	-	(0.03)	8.42	(36.01%	)	216	1.41%		1.41%	[k]	1.66%
10/31/07	13.48	0.15	0.79	0.94	(0.12)	(1.08)	(0.03)	(1.23)	13.19	7.26%		468	1.41%		1.40%	[j]	1.13%

	Period ended September 30, 2012[b]	Year ended October 31
		2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	127%	124%	107%	115%	148%	139%

[a]	Annualized.
[b]	Percentage represents the results for the period and is not annualized.
[c]	Per share amount calculated on the average shares method.
[d]	Amount is less than $0.005 per share.
[i]	For the period November 1, 2011 through September 30, 2012.
[j]	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
[k]	Amount waived had no impact on the ratio of expenses to average daily net assets.
[l]

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

[m]	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
09/30/12[i]	$8.77	$0.08	$1.54	$1.62	$(0.07)	$-	$(0.07)	$10.32	18.79%	[b]	$121,085		0.81%	[a]	0.71%	[a,j]	0.97%	[a]
10/31/11	8.50	0.08	0.27	0.35	(0.08)	-	(0.08)	8.77	4.08%		111,826		0.81%		0.71%	[j]	0.91%
10/31/10	7.25	0.08	1.27	1.35	(0.10)	-	(0.10)	8.50	18.73%		125,255		0.81%		0.71%	[j]	1.01%
10/31/09	6.53	0.10	0.74	0.84	(0.12)	-	(0.12)	7.25	13.28%		125,429		0.84%		0.71%	[j]	1.54%
10/31/08	12.63	0.11	(4.46)	(4.35)	(0.14)	(1.61)	(1.75)	6.53	(39.38%	)	119,111		0.82%		0.71%	[j]	1.24%
10/31/07	11.69	0.15	1.49	1.64	(0.14)	(0.56)	(0.70)	12.63	14.74%		244,758		0.82%		0.67%	[j]	1.24%
Class Y
09/30/12[i]	$8.81	$0.08	$1.57	$1.65	$-	$-	$-	$10.46	18.73%	[b]	$4,905		0.86%	[a]	0.76%	[a,j]	0.86%	[a]
10/31/11	8.55	0.08	0.26	0.34	(0.08)	-	(0.08)	8.81	4.00%		0	[f]	0.86%		0.76%	[j]	0.90%
10/31/10	7.30	0.04	1.30	1.34	(0.09)	-	(0.09)	8.55	18.55%		2,045		0.86%		0.76%	[j]	0.53%
10/31/09	6.57	0.09	0.76	0.85	(0.12)	-	(0.12)	7.30	13.30%		73		0.89%		0.76%	[j]	1.49%
10/31/08	12.55	0.11	(4.48)	(4.37)	-	(1.61)	(1.61)	6.57	(39.40%	)	66		0.87%		0.76%	[j]	1.20%
10/31/07	11.64	0.13	1.48	1.61	(0.14)	(0.56)	(0.70)	12.55	14.43%		126		0.87%		0.76%	[j]	1.10%
Class L
09/30/12[i]	$8.75	$0.07	$1.53	$1.60	$(0.05)	$-	$(0.05)	$10.30	18.44%	[b]	$32,593		1.01%	[a]	0.91%	[a,j]	0.77%	[a]
10/31/11	8.48	0.06	0.27	0.33	(0.06)	-	(0.06)	8.75	3.89%		39,959		1.01%		0.91%	[j]	0.71%
10/31/10	7.24	0.06	1.26	1.32	(0.08)	-	(0.08)	8.48	18.39%		46,075		1.01%		0.91%	[j]	0.81%
10/31/09	6.51	0.09	0.74	0.83	(0.10)	-	(0.10)	7.24	13.13%		44,614		1.04%		0.91%	[j]	1.36%
10/31/08	12.59	0.10	(4.46)	(4.36)	(0.11)	(1.61)	(1.72)	6.51	(39.50%	)	47,796		1.02%		0.91%	[j]	1.04%
10/31/07	11.64	0.12	1.49	1.61	(0.10)	(0.56)	(0.66)	12.59	14.52%		99,145		1.02%		0.91%	[j]	1.01%
Class A
09/30/12[i]	$8.68	$0.04	$1.54	$1.58	$(0.03)	$-	$(0.03)	$10.23	18.23%	[b]	$11,976		1.26%	[a]	1.16%	[a,j]	0.51%	[a]
10/31/11	8.41	0.04	0.27	0.31	(0.04)	-	(0.04)	8.68	3.66%		8,120		1.26%		1.16%	[j]	0.46%
10/31/10	7.18	0.04	1.25	1.29	(0.06)	-	(0.06)	8.41	18.11%		9,236		1.26%		1.16%	[j]	0.56%
10/31/09	6.45	0.07	0.74	0.81	(0.08)	-	(0.08)	7.18	12.86%		10,082		1.29%		1.16%	[j]	1.11%
10/31/08	12.50	0.07	(4.42)	(4.35)	(0.09)	(1.61)	(1.70)	6.45	(39.67%	)	11,185		1.27%		1.16%	[j]	0.79%
10/31/07	11.58	0.09	1.48	1.57	(0.09)	(0.56)	(0.65)	12.50	14.20%		20,165		1.27%		1.16%	[j]	0.73%
Class N
09/30/12[i]	$8.70	$0.02	$1.54	$1.56	$(0.02)	$-	$(0.02)	$10.24	17.92%	[b]	$94		1.56%	[a]	1.46%	[a,j]	0.25%	[a]
10/31/11	8.44	0.01	0.26	0.27	(0.01)	-	(0.01)	8.70	3.25%		329		1.56%		1.46%	[j]	0.17%
10/31/10	7.20	0.02	1.26	1.28	(0.04)	-	(0.04)	8.44	17.76%		270		1.56%		1.46%	[j]	0.23%
10/31/09	6.47	0.06	0.74	0.80	(0.07)	-	(0.07)	7.20	12.52%		109		1.59%		1.46%	[j]	1.01%
10/31/08	12.52	0.04	(4.44)	(4.40)	(0.04)	(1.61)	(1.65)	6.47	(39.88%	)	224		1.57%		1.46%	[j]	0.48%
10/31/07	11.58	0.05	1.49	1.54	(0.04)	(0.56)	(0.60)	12.52	13.87%		125		1.57%		1.46%	[j]	0.45%

	Period ended September 30, 2012[b]	Year ended October 31
		2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	37%	37%	51%	121%	116%	105%

[a]	Annualized.
[b]	Percentage represents the results for the period and is not annualized.
[c]	Per share amount calculated on the average shares method.
[f]	Amount is less than $500.
[i]	For the period November 1, 2011 through September 30, 2012.
[j]	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
[l]

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

[m]	Total return excludes sales charges, if any, and would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
09/30/12[i]	$10.70	$0.08	$1.32	$1.40	$(0.08)	$-	$-	$(0.08)	$12.02	13.24%	[b]	$202,398	0.79%	[a]	0.71%	[a,j]	0.79%	[a]
10/31/11	10.11	0.07	0.56	0.63	(0.04)	-	-	(0.04)	10.70	6.27%		247,838	0.80%		0.71%	[j]	0.62%
10/31/10	8.87	0.03	1.23	1.26	(0.02)	-	-	(0.02)	10.11	14.27%		437,621	0.79%		0.71%	[j]	0.33%
10/31/09	7.60	0.03	1.25	1.28	(0.01)	-	-	(0.01)	8.87	16.86%		455,466	0.79%		0.71%	[j]	0.39%
10/31/08	13.51	0.02	(5.65)	(5.63)	(0.01)	(0.27)	(0.00)[d]	(0.28)	7.60	(42.46%	)	414,956	0.78%		0.71%	[j]	0.19%
10/31/07	11.01	0.02	2.48	2.50	-	-	-	-	13.51	22.71%		715,738	0.78%		0.71%	[j]	0.17%
Class Y
09/30/12[i]	$10.66	$0.06	$1.33	$1.39	$(0.05)	$-	$-	$(0.05)	$12.00	13.11%	[b]	$7,231	0.84%	[a]	0.82%	[a,j]	0.62%	[a]
10/31/11	10.06	0.05	0.58	0.63	(0.03)	-	-	(0.03)	10.66	6.26%		1,722	0.85%		0.82%	[j]	0.49%
10/31/10	8.83	0.02	1.22	1.24	(0.01)	-	-	(0.01)	10.06	14.08%		8,871	0.84%		0.82%	[j]	0.21%
10/31/09	7.57	0.02	1.24	1.26	-	-	-	-	8.83	16.64%		14,797	0.84%		0.82%	[j]	0.32%
10/31/08	13.45	0.01	(5.62)	(5.61)	-	(0.27)	-	(0.27)	7.57	(42.49%	)	21,666	0.83%		0.82%	[j]	0.10%
10/31/07	10.98	0.01	2.46	2.47	-	-	-	-	13.45	22.50%		57,564	0.83%		0.82%	[j]	0.06%
Class L
09/30/12[i]	$10.59	$0.05	$1.32	$1.37	$(0.05)	$-	$-	$(0.05)	$11.91	13.00%	[b]	$23,364	0.99%	[a]	0.97%	[a,j]	0.54%	[a]
10/31/11	10.01	0.04	0.56	0.60	(0.02)	-	-	(0.02)	10.59	5.96%		25,204	1.00%		0.97%	[j]	0.37%
10/31/10	8.78	0.00 [d]	1.23	1.23	(0.00)[d]	-	-	(0.00)[d]	10.01	14.02%		41,819	0.99%		0.97%	[j]	0.04%
10/31/09	7.54	0.01	1.23	1.24	-	-	-	-	8.78	16.45%		55,614	0.99%		0.97%	[j]	0.13%
10/31/08	13.41	(0.01)	(5.59)	(5.60)	-	(0.27)	-	(0.27)	7.54	(42.55%	)	53,947	0.98%		0.97%	[j]	(0.07%	)
10/31/07	10.97	(0.01)	2.45	2.44	-	-	-	-	13.41	22.24%		75,119	0.98%		0.97%	[j]	(0.08%	)
Class A
09/30/12[i]	$10.56	$0.04	$1.31	$1.35	$(0.03)	$-	$-	$(0.03)	$11.88	12.86%	[b]	$72,579	1.24%	[a]	1.09%	[a,j]	0.42%	[a]
10/31/11	9.97	0.02	0.57	0.59	(0.00)[d]	-	-	(0.00)[d]	10.56	5.92%		98,000	1.25%		1.09%	[j]	0.23%
10/31/10	8.76	(0.00)[d]	1.21	1.21	-	-	-	-	9.97	13.81%		142,653	1.24%		1.09%	[j]	(0.05%	)
10/31/09	7.53	0.00 [d]	1.23	1.23	-	-	-	-	8.76	16.33%		187,245	1.24%		1.09%	[j]	0.01%
10/31/08	13.41	(0.02)	(5.59)	(5.61)	-	(0.27)	-	(0.27)	7.53	(42.62%	)	182,254	1.23%		1.09%	[j]	(0.18%	)
10/31/07	10.98	(0.03)	2.46	2.43	-	-	-	-	13.41	22.13%		363,471	1.23%		1.09%	[j]	(0.21%	)
Class N
09/30/12[i]	$10.30	$0.00 [d]	$1.28	$1.28	$-	$-	$-	$-	$11.58	12.43%	[b]	$226	1.54%	[a]	1.46%	[a],j	0.04%	[a]
10/31/11	9.76	(0.01)	0.55	0.54	-	-	-	-	10.30	5.53%		222	1.55%		1.46%	[j]	(0.11%	)
10/31/10	8.60	(0.04)	1.20	1.16	-	-	-	-	9.76	13.49%		366	1.54%		1.46%	[j]	(0.43%	)
10/31/09	7.42	(0.03)	1.21	1.18	-	-	-	-	8.60	15.90%		1,136	1.54%		1.46%	[j]	(0.36%	)
10/31/08	13.27	(0.06)	(5.52)	(5.58)	-	(0.27)	-	(0.27)	7.42	(42.85%	)	898	1.53%		1.46%	[j]	(0.55%	)
10/31/07	10.90	(0.07)	2.44	2.37	-	-	-	-	13.27	21.74%		1,624	1.53%		1.46%	[j]	(0.58%	)

	Period ended September 30, 2012[b]	Year ended October 31
		2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	25%	30%	56%	51%	75%	57%

[a]	Annualized.
[b]	Percentage represents the results for the period and is not annualized.
[c]	Per share amount calculated on the average shares method.
[d]	Amount is less than $0.005 per share.
[i]	For the period November 1, 2011 through September 30, 2012.
[j]	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
[l]

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

[m]	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
09/30/12[i]	$9.67	$0.14	$1.46	$1.60	$(0.10)	$-	$(0.10)	$11.17	16.92%	[b]	$211,276	0.57%	[a]	0.52%	[a,j]	1.50%	[a]
10/31/11	8.90	0.10	0.77	0.87	(0.10)	-	(0.10)	9.67	9.81%		176,486	0.57%		0.55%	[j]	1.03%
10/31/10	7.53	0.09	1.37	1.46	(0.09)	-	(0.09)	8.90	19.53%		75,732	0.57%		N/A		1.10%
10/31/09	6.57	0.09	0.95	1.04	(0.08)	-	(0.08)	7.53	16.12%		61,493	0.58%		N/A		1.34%
10/31/08	10.84	0.07	(3.97)	(3.90)	(0.05)	(0.32)	(0.37)	6.57	(37.16%	)	67,554	0.58%		0.58%	[k]	0.79%
10/31/07	9.21	0.06	1.61	1.67	(0.04)	-	(0.04)	10.84	18.20%		140,611	0.57%		N/A		0.61%
Class Y
09/30/12[i]	$9.68	$0.13	$1.48	$1.61	$(0.10)	$-	$(0.10)	$11.19	16.81%	[b]	$57,792	0.66%	[a]	0.61%	[a,j]	1.40%	[a]
10/31/11	8.91	0.10	0.77	0.87	(0.10)	-	(0.10)	9.68	9.62%		49,364	0.63%		0.61%	[j]	1.01%
10/31/10	7.54	0.09	1.37	1.46	(0.09)	-	(0.09)	8.91	19.59%		44,495	0.62%		N/A		1.06%
10/31/09	6.58	0.08	0.95	1.03	(0.07)	-	(0.07)	7.54	16.01%		47,680	0.63%		N/A		1.27%
10/31/08	10.85	0.07	(3.98)	(3.91)	(0.04)	(0.32)	(0.36)	6.58	(37.16%	)	40,591	0.63%		0.63%	[k]	0.74%
10/31/07	9.20	0.06	1.63	1.69	(0.04)	-	(0.04)	10.85	18.40%		99,772	0.62%		N/A		0.62%
Class L
09/30/12[i]	$9.65	$0.12	$1.49	$1.61	$-	$-	$-	$11.26	16.68%	[b]	$8,593	0.80%	[a]	0.75%	[a,j]	1.22%	[a]
10/31/11	8.88	0.09	0.76	0.85	(0.08)	-	(0.08)	9.65	9.50%		512	0.76%		0.76%	[k]	0.97%
10/31/10	7.51	0.07	1.38	1.45	(0.08)	-	(0.08)	8.88	19.34%		67,882	0.77%		N/A		0.91%
10/31/09	6.55	0.07	0.95	1.02	(0.06)	-	(0.06)	7.51	15.80%		62,383	0.78%		N/A		1.12%
10/31/08	10.82	0.05	(3.96)	(3.91)	(0.04)	(0.32)	(0.36)	6.55	(37.22%	)	54,216	0.78%		0.78%	[k]	0.58%
10/31/07	9.18	0.04	1.63	1.67	(0.03)	-	(0.03)	10.82	18.29%		92,738	0.77%		N/A		0.42%
Class A
09/30/12[i]	$9.60	$0.10	$1.46	$1.56	$(0.06)	$-	$(0.06)	$11.10	16.37%	[b]	$14,686	1.05%	[a]	1.00%	[a,j]	1.00%	[a]
10/31/11	8.84	0.06	0.76	0.82	(0.06)	-	(0.06)	9.60	9.33%		6,587	1.03%		1.01%	[j]	0.61%
10/31/10	7.48	0.05	1.37	1.42	(0.06)	-	(0.06)	8.84	19.05%		4,712	1.02%		N/A		0.65%
10/31/09	6.52	0.06	0.94	1.00	(0.04)	-	(0.04)	7.48	15.53%		4,102	1.03%		N/A		0.86%
10/31/08	10.77	0.03	(3.94)	(3.91)	(0.02)	(0.32)	(0.34)	6.52	(37.38%	)	3,096	1.03%		1.02%	[j]	0.32%
10/31/07	9.14	0.02	1.62	1.64	(0.01)	-	(0.01)	10.77	17.91%		4,532	1.02%		N/A		0.20%

	Period ended September 30, 2012[b]	Year ended October 31
		2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	142%	134%	100%	125%	155%	181%

[a]	Annualized.
[b]	Percentage represents the results for the period and is not annualized.
[c]	Per share amount calculated on the average shares method.
[i]	For the period November 1, 2011 through September 30, 2012.
[j]	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
[k]	Amount waived had no impact on the ratio of expenses to average daily net assets.
[l]

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

[m]	Total return excludes sales charges, if any, and would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small/Mid Cap Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
09/30/12[i]	$9.77	$0.09	$1.24	$1.33	$(0.07)	$-	$(0.07)	$11.03	13.78%	[b]	$68,091	0.78%	[a]	0.69%	[a,j]	1.00%	[a]
10/31/11	9.15	0.07	0.62	0.69	(0.07)	-	(0.07)	9.77	7.53%		118,553	0.76%		0.69%	[j]	0.74%
10/31/10	7.37	0.06	1.77	1.83	(0.05)	-	(0.05)	9.15	24.90%		129,831	0.76%		0.69%	[j]	0.69%
10/31/09	6.42	0.05	0.93	0.98	(0.03)	-	(0.03)	7.37	15.48%		113,312	0.84%		0.69%	[j]	0.79%
10/31/08	12.84	0.05	(4.19)	(4.14)	(0.11)	(2.17)	(2.28)	6.42	(38.17%	)	102,572	0.80%		0.69%	[j]	0.52%
10/31/07	17.15	0.11	1.28	1.39	-	(5.70)	(5.70)	12.84	10.45%		220,767	0.78%		0.69%	[j]	0.85%
Class Y
09/30/12[i]	$9.76	$0.09	$1.23	$1.32	$(0.05)	$-	$(0.05)	$11.03	13.65%	[b]	$3,299	0.88%	[a]	0.79%	[a,j]	0.94%	[a]
10/31/11	9.14	0.06	0.62	0.68	(0.06)	-	(0.06)	9.76	7.45%		1,972	0.86%		0.79%	[j]	0.63%
10/31/10	7.36	0.05	1.77	1.82	(0.04)	-	(0.04)	9.14	24.83%		1,718	0.86%		0.79%	[j]	0.58%
10/31/09	6.39	0.04	0.94	0.98	(0.01)	-	(0.01)	7.36	15.29%		941	0.94%		0.79%	[j]	0.65%
10/31/08	12.79	0.05	(4.18)	(4.13)	(0.10)	(2.17)	(2.27)	6.39	(38.22%	)	622	0.89%		0.79%	[j]	0.48%
10/31/07	17.11	0.10	1.28	1.38	-	(5.70)	(5.70)	12.79	10.33%		6,898	0.88%		0.79%	[j]	0.76%
Class L
09/30/12[i]	$9.72	$0.08	$1.23	$1.31	$(0.05)	$-	$(0.05)	$10.98	13.60%	[b]	$5,928	0.98%	[a]	0.89%	[a,j]	0.83%	[a]
10/31/11	9.08	0.05	0.62	0.67	(0.03)	-	(0.03)	9.72	7.37%		2,534	0.96%		0.89%	[j]	0.54%
10/31/10	7.31	0.04	1.77	1.81	(0.04)	-	(0.04)	9.08	24.77%		5,341	0.96%		0.89%	[j]	0.48%
10/31/09	6.37	0.04	0.92	0.96	(0.02)	-	(0.02)	7.31	15.17%		4,675	1.04%		0.89%	[j]	0.61%
10/31/08	12.74	0.03	(4.16)	(4.13)	(0.07)	(2.17)	(2.24)	6.37	(38.30%	)	4,637	1.00%		0.89%	[j]	0.33%
10/31/07	17.08	0.08	1.28	1.36	-	(5.70)	(5.70)	12.74	10.28%		8,595	0.98%		0.89%	[j]	0.56%
Class A
09/30/12[i]	$9.56	$0.05	$1.21	$1.26	$(0.02)	$-	$(0.02)	$10.80	13.25%	[b]	$58,551	1.23%	[a]	1.14%	[a,j]	0.50%	[a]
10/31/11	8.95	0.03	0.61	0.64	(0.03)	-	(0.03)	9.56	7.13%		58,004	1.21%		1.14%	[j]	0.30%
10/31/10	7.21	0.02	1.74	1.76	(0.02)	-	(0.02)	8.95	24.39%		68,521	1.21%		1.14%	[j]	0.24%
10/31/09	6.28	0.02	0.91	0.93	-	-	-	7.21	14.81%		63,549	1.29%		1.14%	[j]	0.36%
10/31/08	12.60	0.01	(4.11)	(4.10)	(0.05)	(2.17)	(2.22)	6.28	(38.44%	)	69,067	1.25%		1.14%	[j]	0.08%
10/31/07	16.99	0.05	1.26	1.31	-	(5.70)	(5.70)	12.60	9.94%		163,154	1.23%		1.14%	[j]	0.40%

	Period ended September 30, 2012[b]	Year ended October 31
		2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	79%[q]	96%	62%	137%	109%	111%

[a]	Annualized.
[b]	Percentage represents the results for the period and is not annualized.
[c]	Per share amount calculated on the average shares method.
[i]	For the period November 1, 2011 through September 30, 2012.
[j]	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
[l]

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

[m]	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
[q]	Portfolio turnover rate excludes securities sold from redemptions in-kind. Securities sold from redemptions in-kind had no impact on portfolio turnover rate.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
09/30/12[i]	$10.55	$0.14	$0.65	$0.79	$(0.15)	$-	$(0.15)	$11.19	7.74%	[b]	$195,534	1.05%	[a]	0.89%	[a,j]	1.44%	[a]
10/31/11	10.67	0.14	(0.10)	0.04	(0.16)	-	(0.16)	10.55	0.37%		202,981	1.04%		0.89%	[j]	1.27%
10/31/10	9.16	0.11	1.51	1.62	(0.11)	-	(0.11)	10.67	17.88%		219,639	1.07%		0.89%	[j]	1.15%
10/31/09	7.58	0.10	1.89	1.99	(0.11)	(0.30)	(0.41)	9.16	28.52%		204,098	1.06%		0.89%	[j]	1.34%
10/31/08	14.42	0.17	(6.04)	(5.87)	(0.16)	(0.81)	(0.97)	7.58	(43.37%	)	183,478	1.05%		0.89%	[j]	1.48%
10/31/07	12.55	0.12	2.25	2.37	(0.17)	(0.33)	(0.50)	14.42	19.43%		423,870	1.07%		0.89%	[j]	0.87%
Class Y
09/30/12[i]	$10.48	$0.12	$0.65	$0.77	$(0.13)	$-	$(0.13)	$11.12	7.58%	[b]	$7,389	1.08%	[a]	1.03%	[a,j]	1.29%	[a]
10/31/11	10.61	0.13	(0.10)	0.03	(0.16)	-	(0.16)	10.48	0.21%		7,000	1.07%		1.03%	[j]	1.13%
10/31/10	9.11	0.10	1.50	1.60	(0.10)	-	(0.10)	10.61	17.75%		6,727	1.10%		1.03%	[j]	1.02%
10/31/09	7.54	0.08	1.88	1.96	(0.09)	(0.30)	(0.39)	9.11	28.26%		3,219	1.09%		1.03%	[j]	1.04%
10/31/08	14.34	0.14	(5.98)	(5.84)	(0.15)	(0.81)	(0.96)	7.54	(43.41%	)	3,651	1.08%		1.03%	[j]	1.23%
10/31/07	12.50	0.10	2.24	2.34	(0.17)	(0.33)	(0.50)	14.34	19.29%		10,514	1.10%		1.03%	[j]	0.74%
Class L
09/30/12[i]	$10.53	$0.11	$0.65	$0.76	$(0.12)	$-	$(0.12)	$11.17	7.42%	[b]	$109,534	1.23%	[a]	1.14%	[a,j]	1.19%	[a]
10/31/11	10.64	0.11	(0.08)	0.03	(0.14)	-	(0.14)	10.53	0.11%		118,025	1.22%		1.14%	[j]	1.03%
10/31/10	9.14	0.09	1.50	1.59	(0.09)	-	(0.09)	10.64	17.65%		131,965	1.25%		1.14%	[j]	0.92%
10/31/09	7.55	0.08	1.89	1.97	(0.08)	(0.30)	(0.38)	9.14	28.27%		147,550	1.24%		1.14%	[j]	1.09%
10/31/08	14.36	0.14	(6.01)	(5.87)	(0.13)	(0.81)	(0.94)	7.55	(43.50%	)	137,391	1.23%		1.14%	[j]	1.24%
10/31/07	12.51	0.08	2.24	2.32	(0.14)	(0.33)	(0.47)	14.36	19.07%		303,017	1.25%		1.14%	[j]	0.63%
Class A
09/30/12[i]	$10.42	$0.09	$0.64	$0.73	$(0.09)	$-	$(0.09)	$11.06	7.11%	[b]	$41,351	1.48%	[a]	1.43%	[a,j]	0.92%	[a]
10/31/11	10.54	0.08	(0.09)	(0.01)	(0.11)	-	(0.11)	10.42	(0.11%	)	37,485	1.47%		1.43%	[j]	0.73%
10/31/10	9.06	0.06	1.49	1.55	(0.07)	-	(0.07)	10.54	17.23%		41,888	1.50%		1.43%	[j]	0.61%
10/31/09	7.48	0.06	1.87	1.93	(0.05)	(0.30)	(0.35)	9.06	27.89%		34,124	1.49%		1.43%	[j]	0.78%
10/31/08	14.24	0.11	(5.96)	(5.85)	(0.10)	(0.81)	(0.91)	7.48	(43.64%	)	27,145	1.48%		1.43%	[j]	0.97%
10/31/07	12.43	0.04	2.23	2.27	(0.13)	(0.33)	(0.46)	14.24	18.73%		49,635	1.50%		1.43%	[j]	0.34%
Class N
09/30/12[i]	$10.46	$0.08	$0.64	$0.72	$(0.08)	$-	$(0.08)	$11.10	7.07%	[b]	$930	1.78%	[a]	1.52%	[a,j]	0.83%	[a]
10/31/11	10.58	0.07	(0.09)	(0.02)	(0.10)	-	(0.10)	10.46	(0.33%	)	828	1.77%		1.52%	[j]	0.64%
10/31/10	9.09	0.06	1.49	1.55	(0.06)	-	(0.06)	10.58	17.26%		766	1.80%		1.52%	[j]	0.58%
10/31/09	7.51	0.05	1.88	1.93	(0.05)	(0.30)	(0.35)	9.09	27.77%		816	1.79%		1.52%	[j]	0.69%
10/31/08	14.31	0.10	(6.00)	(5.90)	(0.09)	(0.81)	(0.90)	7.51	(43.75%	)	568	1.78%		1.52%	[j]	0.89%
10/31/07	12.48	0.03	2.24	2.27	(0.11)	(0.33)	(0.44)	14.31	18.69%		864	1.80%		1.52%	[j]	0.23%

	Period ended September 30, 2012[b]	Year ended October 31
		2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	27%	26%	29%	34%	13%	16%

[a]	Annualized.
[b]	Percentage represents the results for the period and is not annualized.
[c]	Per share amount calculated on the average shares method.
[i]	For the period November 1, 2011 through September 30, 2012.
[j]	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
[l]

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

[m]	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class S
09/30/12[i]	$13.95	$0.18	$0.71	$0.89	$(0.23)	$(1.41)	$(1.64)	$13.20	8.60%	[b]	$396,711	1.07%	[a]	N/A		1.52%	[a]
10/31/11	13.94	0.16	(0.01)	0.15	(0.14)	-	(0.14)	13.95	1.08%		554,169	1.07%		N/A		1.10%
10/31/10	12.27	0.13	1.67	1.80	(0.13)	-	(0.13)	13.94	14.81%		584,158	1.10%		N/A		1.00%
10/31/09	10.12	0.12	2.84	2.96	(0.03)	(0.78)	(0.81)	12.27	33.13%		562,176	1.09%		N/A		1.24%
10/31/08	19.63	0.20	(9.33)	(9.13)	(0.38)	-	(0.38)	10.12	(47.32%	)	459,583	1.08%		1.07%	[j]	1.29%
10/31/07	14.82	0.25	4.76	5.01	(0.20)	-	(0.20)	19.63	34.17%		1,033,709	1.10%		1.09%	[j]	1.47%
Class Y
09/30/12[i]	$13.94	$0.19	$0.69	$0.88	$(0.23)	$(1.41)	$(1.64)	$13.18	8.58%	[b]	$21,882	1.10%	[a]	N/A		1.62%	[a]
10/31/11	13.92	0.16	(0.02)	0.14	(0.12)	-	(0.12)	13.94	1.00%		19,430	1.10%		N/A		1.10%
10/31/10	12.26	0.12	1.67	1.79	(0.13)	-	(0.13)	13.92	14.80%		15,773	1.12%		N/A		0.98%
10/31/09	10.10	0.12	2.85	2.97	(0.03)	(0.78)	(0.81)	12.26	33.08%		30,347	1.12%		N/A		1.21%
10/31/08	19.59	0.19	(9.31)	(9.12)	(0.37)	-	(0.37)	10.10	(47.32%	)	20,833	1.11%		1.10%	[j]	1.17%
10/31/07	14.79	0.25	4.74	4.99	(0.19)	-	(0.19)	19.59	34.05%		83,333	1.13%		1.12%	[j]	1.46%
Class L
09/30/12[i]	$13.82	$0.17	$0.70	$0.87	$(0.15)	$(1.41)	$(1.56)	$13.13	8.46%	[b]	$15,173	1.25%	[a]	N/A		1.47%	[a]
10/31/11	13.81	0.14	(0.01)	0.13	(0.12)	-	(0.12)	13.82	0.91%		12,331	1.25%		N/A		0.94%
10/31/10	12.16	0.10	1.66	1.76	(0.11)	-	(0.11)	13.81	14.64%		50,937	1.27%		N/A		0.77%
10/31/09	10.02	0.11	2.82	2.93	(0.01)	(0.78)	(0.79)	12.16	32.77%		56,494	1.27%		N/A		1.10%
10/31/08	19.45	0.18	(9.26)	(9.08)	(0.35)	-	(0.35)	10.02	(47.40%	)	51,881	1.26%		1.25%	[j]	1.12%
10/31/07	14.66	0.22	4.70	4.92	(0.13)	-	(0.13)	19.45	33.87%		113,298	1.28%		1.27%	[j]	1.28%
Class A
09/30/12[i]	$13.62	$0.13	$0.68	$0.81	$(0.17)	$(1.41)	$(1.58)	$12.85	8.16%	[b]	$46,292	1.50%	[a]	N/A		1.20%	[a]
10/31/11	13.62	0.09	(0.00)[d]	0.09	(0.09)	-	(0.09)	13.62	0.63%		47,318	1.50%		N/A		0.65%
10/31/10	12.00	0.07	1.64	1.71	(0.09)	-	(0.09)	13.62	14.39%		50,227	1.53%		N/A		0.56%
10/31/09	9.92	0.08	2.78	2.86	-	(0.78)	(0.78)	12.00	32.49%		47,642	1.52%		N/A		0.81%
10/31/08	19.25	0.13	(9.16)	(9.03)	(0.30)	-	(0.30)	9.92	(47.54%	)	39,212	1.51%		1.50%	[j]	0.82%
10/31/07	14.55	0.18	4.66	4.84	(0.14)	-	(0.14)	19.25	33.50%		103,369	1.53%		1.52%	[j]	1.05%

	Period ended September 30, 2012[b]	Year ended October 31
		2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	36%	47%	32%	42%	29%	25%

[a]	Annualized.
[b]	Percentage represents the results for the period and is not annualized.
[c]	Per share amount calculated on the average shares method.
[d]	Amount is less than $0.005 per share.
[i]	For the period November 1, 2011 through September 30, 2012.
[j]	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
[l]

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

[m]	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
09/30/12[i]	$11.23	$0.27	$0.24	$0.51	$(0.10)	$-	$(0.10)	$11.64	4.75%	[b]	$72,011	1.06%	[a]	0.96%	[a,j]	2.68%	[a]
10/31/11[g]	11.58	0.07	(0.20)	(0.13)	(0.22)	-	(0.22)	11.23	(1.19%	)[b]	23,873	1.08%	[a]	0.98%	[a,j]	0.65%	[a]
Class S
09/30/12[i]	$11.22	$0.21	$0.30	$0.51	$(0.08)	$-	$(0.08)	$11.65	4.66%	[b]	$33,949	1.15%	[a]	1.05%	[a,j]	2.02%	[a]
10/31/11	11.71	0.21	(0.49)	(0.28)	(0.21)	-	(0.21)	11.22	(2.44%	)	28,631	1.17%		1.07%	[j]	1.77%
10/31/10	10.90	0.11	1.11	1.22	(0.41)	-	(0.41)	11.71	11.61%		22,470	1.10%		N/A		1.04%
10/31/09	8.49	0.20	2.32	2.52	(0.11)	-	(0.11)	10.90	29.90%		45,363	1.08%		N/A		2.23%
10/31/08	17.33	0.27	(8.53)	(8.26)	(0.16)	(0.42)	(0.58)	8.49	(49.18%	)	22,846	1.12%		N/A		1.96%
10/31/07	12.46	0.15	4.82	4.97	(0.01)	(0.09)	(0.10)	17.33	40.18%		26,159	1.25%		1.15%	[j]	1.04%
Class Y
09/30/12[i]	$11.19	$0.19	$0.31	$0.50	$(0.07)	$-	$(0.07)	$11.62	4.59%	[b]	$8,374	1.25%	[a]	1.15%	[a,j]	1.92%	[a]
10/31/11	11.68	0.16	(0.45)	(0.29)	(0.20)	-	(0.20)	11.19	(2.52%	)	7,938	1.27%		1.17%	[j]	1.36%
10/31/10	10.87	0.11	1.10	1.21	(0.40)	-	(0.40)	11.68	11.45%		8,082	1.20%		N/A		1.05%
10/31/09	8.48	0.20	2.30	2.50	(0.11)	-	(0.11)	10.87	29.85%		7,494	1.18%		1.16%	[j]	2.18%
10/31/08	17.31	0.18	(8.43)	(8.25)	(0.16)	(0.42)	(0.58)	8.48	(49.19%	)	5,474	1.22%		1.18%	[j]	1.47%
10/31/07	12.45	0.14	4.82	4.96	(0.01)	(0.09)	(0.10)	17.31	40.12%		739	1.35%		1.18%	[j]	0.95%
Class L
09/30/12[i]	$11.19	$0.18	$0.31	$0.49	$(0.01)	$-	$(0.01)	$11.67	4.35%	[b]	$7,025	1.40%	[a]	1.30%	[a,j]	1.72%	[a]
10/31/11	11.68	0.17	(0.47)	(0.30)	(0.19)	-	(0.19)	11.19	(2.66%	)	5,789	1.42%		1.33%	[j]	1.47%
10/31/10	10.87	0.09	1.11	1.20	(0.39)	-	(0.39)	11.68	11.42%		19,819	1.35%		N/A		0.87%
10/31/09	8.45	0.19	2.30	2.49	(0.07)	-	(0.07)	10.87	29.61%		19,065	1.33%		1.31%	[j]	2.07%
10/31/08	17.27	0.22	(8.48)	(8.26)	(0.14)	(0.42)	(0.56)	8.45	(49.32%	)	7,993	1.37%		1.33%	[j]	1.62%
10/31/07	12.44	0.11	4.82	4.93	(0.01)	(0.09)	(0.10)	17.27	39.91%		17,632	1.50%		1.33%	[j]	0.78%
Class A
09/30/12[i]	$11.12	$0.15	$0.31	$0.46	$(0.01)	$-	$(0.01)	$11.57	4.19%	[b]	$22,076	1.65%	[a]	1.55%	[a,j]	1.48%	[a]
10/31/11	11.61	0.11	(0.45)	(0.34)	(0.15)	-	(0.15)	11.12	(2.97%	)	24,345	1.67%		1.58%	[j]	0.90%
10/31/10	10.81	0.07	1.09	1.16	(0.36)	-	(0.36)	11.61	11.14%		35,144	1.60%		N/A		0.65%
10/31/09	8.41	0.16	2.30	2.46	(0.06)	-	(0.06)	10.81	29.25%		35,136	1.58%		1.56%	[j]	1.80%
10/31/08	17.20	0.19	(8.43)	(8.24)	(0.13)	(0.42)	(0.55)	8.41	(49.39%	)	27,401	1.62%		1.58%	[j]	1.38%
10/31/07	12.41	0.08	4.80	4.88	(0.00)[d]	(0.09)	(0.09)	17.20	39.55%		36,718	1.75%		1.58%	[j]	0.57%
Class N
09/30/12[i]	$11.00	$0.11	$0.31	$0.42	$-	$-	$-	$11.42	3.82%	[b]	$968	2.05%	[a]	1.95%	[a,j]	1.05%	[a]
10/31/11	11.50	0.06	(0.44)	(0.38)	(0.12)	-	(0.12)	11.00	(3.35%	)	923	2.07%		1.97%	[j]	0.53%
10/31/10	10.71	0.03	1.08	1.11	(0.32)	-	(0.32)	11.50	10.61%		983	2.00%		N/A		0.25%
10/31/09	8.34	0.13	2.27	2.40	(0.03)	-	(0.03)	10.71	28.90%		951	1.98%		1.94%	[j]	1.40%
10/31/08	17.10	0.14	(8.37)	(8.23)	(0.11)	(0.42)	(0.53)	8.34	(49.58%	)	636	2.02%		1.88%	[j]	1.08%
10/31/07	12.37	0.02	4.80	4.82	-	(0.09)	(0.09)	17.10	39.19%		847	2.15%		1.88%	[j]	0.13%

	Period ended September 30, 2012[b]	Year ended October 31
		2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	23%	59%	65%	74%	106%	95%

[a]	Annualized.
[b]	Percentage represents the results for the period and is not annualized.
[c]	Per share amount calculated on the average shares method.
[d]	Amount is less than $0.005 per share.
[g]	For the period December 3, 2010 (commencement of operations) through October 31, 2011.
[i]	For the period November 1, 2011 through September 30, 2012.
[j]	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
[l]

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

[m]	Total return excludes sales charges, if any, and would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
09/30/12[i]	$14.09	$0.12	$(0.28)	$(0.16)	$(0.16)	$(1.74)	$(1.90)	$12.03	0.51%	[b]	$134,793		1.24%	[a]	0.99%	[a,j]	1.11%	[a]
10/31/11[h]	15.70	0.20	(1.81)	(1.61)	-	-	-	14.09	(10.25%	)[b]	92,878		1.26%	[a]	0.99%	[a,j]	1.98%	[a]
Class S
09/30/12[i]	$14.07	$0.05	$(0.21)	$(0.16)	$-	$(1.74)	$(1.74)	$12.17	0.36%	[b]	$6,110		1.40%	[a]	1.15%	[a,j]	0.43%	[a]
10/31/11	17.79	0.16	(2.30)	(2.14)	(0.05)	(1.53)	(1.58)	14.07	(13.17%	)	51,005		1.34%		1.15%	[j]	1.01%
10/31/10	16.49	0.10	3.62	3.72	(0.14)	(2.28)	(2.42)	17.79	25.30%		107,589		1.27%		1.15%	[j]	0.60%
10/31/09[g]	10.00	0.15	6.34	6.49	(0.00)[d]	-	(0.00)[d]	16.49	64.73%	[b]	61,313		1.33%	[a]	1.15%	[a,j]	1.23%	[a]
Class Y
09/30/12[i]	$14.06	$0.09	$(0.28)	$(0.19)	$(0.12)	$(1.74)	$(1.86)	$12.01	0.23%	[b]	$203		1.50%	[a]	1.25%	[a,j]	0.86%	[a]
10/31/11	17.77	0.18	(2.32)	(2.14)	(0.04)	(1.53)	(1.57)	14.06	(13.22%	)	188		1.46%		1.25%	[j]	1.13%
10/31/10	16.48	0.08	3.62	3.70	(0.13)	(2.28)	(2.41)	17.77	25.14%		206		1.37%		1.25%	[j]	0.47%
10/31/09[g]	10.00	0.13	6.35	6.48	(0.00)[d]	-	(0.00)[d]	16.48	64.60%	[b]	165		1.43%	[a]	1.25%	[a,j]	1.08%	[a]
Class L
09/30/12[i]	$14.02	$0.15	$(0.34)	$(0.19)	$-	$(1.74)	$(1.74)	$12.09	0.12%	[b]	$63		1.65%	[a]	1.40%	[a,j]	1.37%	[a]
10/31/11	17.73	0.12	(2.28)	(2.16)	(0.02)	(1.53)	(1.55)	14.02	(13.34%	)	0	[f]	1.57%		1.39%	[j]	0.71%
10/31/10	16.45	0.06	3.62	3.68	(0.12)	(2.28)	(2.40)	17.73	25.02%		56,938		1.52%		1.40%	[j]	0.37%
10/31/09[g]	10.00	0.13	6.32	6.45	-	-	-	16.45	64.30%	[b]	27,256		1.58%	[a]	1.40%	[a,j]	0.98%	[a]
Class A
09/30/12[i]	$13.95	$0.05	$(0.28)	$(0.23)	$(0.04)	$(1.74)	$(1.78)	$11.94	(0.19%	)[b]	$379		1.90%	[a]	1.65%	[a,j]	0.50%	[a]
10/31/11	17.68	0.10	(2.30)	(2.20)	-	(1.53)	(1.53)	13.95	(13.60%	)	396		1.85%		1.65%	[j]	0.64%
10/31/10	16.42	0.01	3.62	3.63	(0.09)	(2.28)	(2.37)	17.68	24.70%		655		1.77%		1.65%	[j]	0.09%
10/31/09[g]	10.00	0.09	6.33	6.42	-	-	-	16.42	64.00%	[b]	238		1.83%	[a]	1.65%	[a,j]	0.73%	[a]

	Period ended September 30, 2012[b]	Year ended October 31
		2011	2010	2009
Portfolio turnover rate for all share classes	76%	84%	45%	75%

[a]	Annualized.
[b]	Percentage represents the results for the period and is not annualized.
[c]	Per share amount calculated on the average shares method.
[d]	Amount is less than $0.005 per share.
[f]	Amount is less than $500.
[g]	For the period November 3, 2008 (commencement of operations) through October 31, 2009.
[h]	For the period March 1, 2011 (commencement of operations) through October 31, 2011.
[i]	For the period November 1, 2011 through September 30, 2012.
[j]	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
[l]

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

[m]	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MassMutual Premier Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 18 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Premier Money Market Fund (“Money Market Fund”)

MassMutual Premier Short-Duration Bond Fund (“Short-Duration Bond Fund”)

MassMutual Premier Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)

MassMutual Premier Core Bond Fund (“Core Bond Fund”)

MassMutual Premier Diversified Bond Fund (“Diversified Bond Fund”)

MassMutual Premier High Yield Fund (“High Yield Fund”)

MassMutual Premier International Bond Fund (“International Bond Fund”)

MassMutual Premier Balanced Fund (“Balanced Fund”)

MassMutual Premier Value Fund (“Value Fund”)

MassMutual Premier Disciplined Value Fund (“Disciplined Value Fund”)

MassMutual Premier Main Street Fund (“Main Street Fund”)

MassMutual Premier Capital Appreciation Fund (“Capital Appreciation Fund”)

MassMutual Premier Disciplined Growth Fund (“Disciplined Growth Fund”)

MassMutual Premier Small/Mid Cap Opportunities Fund (“Small/Mid Cap Opportunities Fund”)

MassMutual Premier Global Fund (“Global Fund”)

MassMutual Premier International Equity Fund (“International Equity Fund”)

MassMutual Premier Focused International Fund (“Focused International Fund”)

MassMutual Premier Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)

On May 23, 2012, the Board of Trustees (“Trustees”) approved a change in the fiscal year end of the Funds from October 31 to September 30. Accordingly, the Funds’ financial statements and related notes include information as of the eleven month period ended September 30, 2012, and the one year period ended October 31, 2011, and October 31, 2010, if applicable.

The following table shows the classes available for each Fund, including the date each class commenced operations. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

	Class Z	Class S	Class Y	Class L	Class A	Class N
Money Market Fund	None	10/3/1994	1/1/1998	None*	1/1/1998	None**
Short-Duration Bond Fund	12/3/2010	10/3/1994	1/1/1998	5/3/1999	1/1/1998	12/31/2002
Inflation-Protected and Income Fund	3/1/2011	12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003
Core Bond Fund	12/3/2010	10/3/1994	1/1/1998	5/3/1999	1/1/1998	12/31/2002
Diversified Bond Fund	12/3/2010	5/3/1999	5/3/1999	5/3/1999	5/3/1999	12/31/2002
High Yield Fund	3/1/2011	11/1/2004	9/5/2000	11/1/2004	11/1/2004	11/1/2004
International Bond Fund	None	12/20/2007	12/20/2007	12/20/2007	12/20/2007	None**
Balanced Fund	None	10/3/1994	1/1/1998	5/3/1999	1/1/1998	None**
Value Fund	None	11/1/2004	11/1/2004	7/25/1995	11/1/2004	11/1/2004
Disciplined Value Fund	None	11/1/2004	12/19/2000	11/1/2004	11/1/2004	11/1/2004
Main Street Fund	None	12/31/2004	12/31/2004	12/31/2004	12/31/2004	12/31/2004
Capital Appreciation Fund	None	12/31/2004	12/31/2004	12/31/2004	12/31/2004	12/31/2004
Disciplined Growth Fund	None	11/1/2004	12/19/2000	11/1/2004	11/1/2004	None**
Small/Mid Cap Opportunities Fund	None	11/1/2004	11/1/2004	11/1/2004	7/20/1998	None**
Global Fund	None	12/31/2004	12/31/2004	12/31/2004	12/31/2004	12/31/2004
International Equity Fund	None	10/3/1994	1/1/1998	5/3/1999	1/1/1998	None**
Focused International Fund	12/3/2010	12/1/2005	12/1/2005	12/1/2005	12/1/2005	12/1/2005
Strategic Emerging Markets Fund	3/1/2011	11/3/2008	11/3/2008	11/3/2008	11/3/2008	None**

Notes to Financial Statements (Continued)

*	Class L shares were converted to Class S shares on July 27, 2009 and are no longer available.
**	Class N shares were eliminated as of February 22, 2011.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. For all Funds other than the Money Market Fund, short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market value. The Money Market Fund’s portfolio securities are valued at amortized cost, which approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a stable net asset value per share of $1.00, although this cannot be assured. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. Restricted securities are valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation

Notes to Financial Statements (Continued)

Committee1 in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

[1]

The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities held in non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Disciplined Value Fund characterized all investments at Level 1, as of September 30, 2012. The Money Market Fund characterized all investments at Level 2, as of September 30, 2012. The Value Fund and Disciplined Growth Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of September 30, 2012. For each Fund noted above, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of September 30, 2012, for the remaining Funds’ investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Short-Duration Bond Fund
Bonds & Notes
Total Corporate Debt	$-	$168,190,617	$-	$168,190,617

Total Municipal Obligations	-	3,745,026	-	3,745,026

Non-U.S. Government Agency Obligations
Automobile ABS	-	19,686,882	-	19,686,882
Commercial MBS	-	29,591,187	-	29,591,187
Home Equity ABS	-	10,329,746	-	10,329,746
Manufactured Housing ABS	-	275,424	-	275,424
Other ABS	-	17,854,600	2,256,525	20,111,125
Student Loans ABS	-	26,137,586	-	26,137,586
WL Collateral CMO	-	4,818,742	-	4,818,742
WL Collateral PAC	-	566,653	-	566,653

Total Non-U.S. Government Agency Obligations	-	109,260,820	2,256,525	111,517,345

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Short-Duration Bond Fund (Continued)
U.S. Government Agency Obligations and Instrumentalities
Pass-Through Securities	$-	$24,460,329	$-	$24,460,329

Total U.S. Government Agency Obligations and Instrumentalities	-	24,460,329	-	24,460,329

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	560,463	-	560,463

Total U.S. Treasury Obligations	-	560,463	-	560,463

Total Bonds & Notes	-	306,217,255	2,256,525	308,473,780

Total Long-Term Investments	-	306,217,255	2,256,525	308,473,780

Total Short-Term Investments	-	182,372,268	-	182,372,268

Total Investments	$-	$488,589,523	$2,256,525	$490,846,048

Inflation-Protected and Income Fund
Bonds & Notes
Total Corporate Debt	$-	$3,276,645	$-	$3,276,645

Total Municipal Obligations	-	576,895	-	576,895

Non-U.S. Government Agency Obligations
Automobile ABS	-	25,483,813	-	25,483,813
Commercial MBS	-	2,283,610	-	2,283,610
Credit Card ABS	-	876,220	-	876,220
Home Equity ABS	-	4,483,844	-	4,483,844
Other ABS	-	16,036,044	1,049,580	17,085,624
Student Loans ABS	-	32,476,620	-	32,476,620
WL Collateral CMO	-	1,203,663	-	1,203,663
WL Collateral PAC	-	302,585	-	302,585

Total Non-U.S. Government Agency Obligations	-	83,146,399	1,049,580	84,195,979

U.S. Government Agency Obligations and Instrumentalities
Pass-Through Securities	-	495,301	-	495,301

Total U.S. Government Agency Obligations and Instrumentalities	-	495,301	-	495,301

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	342,966,508	-	342,966,508

Total U.S. Treasury Obligations	-	342,966,508	-	342,966,508

Total Bonds & Notes	-	430,461,748	1,049,580	431,511,328

Total Long-Term Investments	-	430,461,748	1,049,580	431,511,328

Total Short-Term Investments	-	194,912,684	-	194,912,684

Total Investments	$-	$625,374,432	$1,049,580	$626,424,012

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Core Bond Fund
Bonds & Notes
Total Corporate Debt	$-	$579,451,978	$-	$579,451,978

Total Municipal Obligations	-	8,132,830	-	8,132,830

Non-U.S. Government Agency Obligations
Automobile ABS	-	8,215,980	-	8,215,980
Commercial MBS	-	113,498,677	-	113,498,677
Home Equity ABS	-	39,842,749	-	39,842,749
Other ABS	-	26,365,159	7,254,225	33,619,384
Student Loans ABS	-	38,695,133	795,480	39,490,613
WL Collateral CMO	-	14,252,202	-	14,252,202
WL Collateral PAC	-	1,541,302	-	1,541,302

Total Non-U.S. Government Agency Obligations	-	242,411,202	8,049,705	250,460,907

Total Sovereign Debt Obligations	-	16,807,775	-	16,807,775

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	1,794,162	-	1,794,162
Pass-Through Securities	-	394,055,983	-	394,055,983

Total U.S. Government Agency Obligations and Instrumentalities	-	395,850,145	-	395,850,145

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	391,528,369	-	391,528,369

Total U.S. Treasury Obligations	-	391,528,369	-	391,528,369

Total Bonds & Notes	-	1,634,182,299	8,049,705	1,642,232,004

Total Long-Term Investments	-	1,634,182,299	8,049,705	1,642,232,004

Total Short-Term Investments	-	340,937,770	-	340,937,770

Total Investments	$-	$1,975,120,069	$8,049,705	$1,983,169,774

Diversified Bond Fund
Equities
Common Stock
Basic Materials	$-	$-	$51,884	$51,884

Total Common Stock	-	-	51,884	51,884

Total Equities	-	-	51,884	51,884

Bonds & Notes
Total Corporate Debt	-	51,635,145	-	51,635,145

Total Municipal Obligations	-	1,418,627	-	1,418,627

Non-U.S. Government Agency Obligations
Auto Floor Plan ABS	-	236,760	-	236,760
Automobile ABS	-	170,530	-	170,530
Commercial MBS	-	8,211,084	-	8,211,084
Home Equity ABS	-	3,756,982	-	3,756,982
Other ABS	-	1,319,219	1,204,777	2,523,996

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Diversified Bond Fund (Continued)
Student Loans ABS	$-	$2,821,059	$-	$2,821,059
WL Collateral CMO	-	2,032,547	-	2,032,547
WL Collateral PAC	-	23,850	-	23,850

Total Non-U.S. Government Agency Obligations	-	18,572,031	1,204,777	19,776,808

Total Sovereign Debt Obligations	-	1,631,560	-	1,631,560

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	69,407	-	69,407
Pass-Through Securities	-	28,121,632	-	28,121,632

Total U.S. Government Agency Obligations and Instrumentalities	-	28,191,039	-	28,191,039

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	15,592,260	-	15,592,260

Total U.S. Treasury Obligations	-	15,592,260	-	15,592,260

Total Bonds & Notes	-	117,040,662	1,204,777	118,245,439

Total Long-Term Investments	-	117,040,662	1,256,661	118,297,323

Total Short-Term Investments	-	24,971,304	-	24,971,304

Total Investments	$-	$142,011,966	$1,256,661	$143,268,627

High Yield Fund
Equities
Common Stock
Basic Materials	$-	$-	$636,345	$636,345

Total Common Stock	-	-	636,345	636,345

Total Equities	-	-	636,345	636,345

Bonds & Notes
Total Bank Loans	-	4,569,852	-	4,569,852

Total Corporate Debt	-	219,059,032	-	219,059,032

Total Bonds & Notes	-	223,628,884	-	223,628,884

Total Long-Term Investments	-	223,628,884	636,345	224,265,229

Total Short-Term Investments	-	9,631,328	-	9,631,328

Total Investments	$-	$233,260,212	$636,345	$233,896,557

International Bond Fund
Bonds & Notes
Total Corporate Debt	$-	$16,753,156	$-	$16,753,156

Total Sovereign Debt Obligations	-	35,509,771	1,460,845	36,970,616

Total Bonds & Notes	-	52,262,927	1,460,845	53,723,772

Total Long-Term Investments	-	52,262,927	1,460,845	53,723,772

Total Short-Term Investments	-	4,317,098	-	4,317,098

Total Investments	$-	$56,580,025	$1,460,845	$58,040,870

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Balanced Fund
Equities
Common Stock
Basic Materials	$2,042,212	$-	$-	$2,042,212
Communications	7,705,525	-	-	7,705,525
Consumer, Cyclical	5,068,876	-	-	5,068,876
Consumer, Non-cyclical	14,320,603	-	-	14,320,603
Diversified	21,294	-	-	21,294
Energy	6,984,514	-	-	6,984,514
Financial	10,763,060	-	-	10,763,060
Industrial	7,121,837	-	-	7,121,837
Technology	10,246,081	-	-	10,246,081
Utilities	2,272,434	-	-	2,272,434

Total Common Stock	66,546,436	-	-	66,546,436

Preferred Stock
Consumer, Cyclical	-	10	-	10

Total Preferred Stock	-	10	-	10

Total Equities	66,546,436	10	-	66,546,446

Bonds & Notes
Total Corporate Debt	-	14,652,035	-	14,652,035

Total Municipal Obligations	-	227,828	-	227,828

Non-U.S. Government Agency Obligations
Automobile ABS	-	208,881	-	208,881
Commercial MBS	-	2,742,842	-	2,742,842
Home Equity ABS	-	1,002,080	-	1,002,080
Other ABS	-	432,966	309,975	742,941
Student Loans ABS	-	1,014,787	-	1,014,787
WL Collateral CMO	-	457,662	-	457,662
WL Collateral PAC	-	56,619	-	56,619

Total Non-U.S. Government Agency Obligations	-	5,915,837	309,975	6,225,812

Total Sovereign Debt Obligations	-	422,230	-	422,230

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	76,165	-	76,165
Pass-Through Securities	-	10,269,031	-	10,269,031

Total U.S. Government Agency Obligations and Instrumentalities	-	10,345,196	-	10,345,196

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	9,370,496	-	9,370,496

Total U.S. Treasury Obligations	-	9,370,496	-	9,370,496

Total Bonds & Notes	-	40,933,622	309,975	41,243,597

Total Mutual Funds	9,879,409	-	-	9,879,409

Total Long-Term Investments	76,425,845	40,933,632	309,975	117,669,452

Total Short-Term Investments	-	17,686,410	-	17,686,410

Total Investments	$76,425,845	$58,620,042	$309,975	$135,355,862

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Main Street Fund
Equities
Common Stock
Basic Materials	$3,460,111	$-	$-	$3,460,111
Communications	21,856,352	-	-	21,856,352
Consumer, Cyclical	11,592,777	-	-	11,592,777
Consumer, Non-cyclical	40,035,624	-	-	40,035,624
Energy	17,544,716	-	-	17,544,716
Financial	28,547,691	-	-	28,547,691
Industrial	16,737,426	335,891	-	17,073,317
Technology	24,130,027	-	-	24,130,027
Utilities	3,676,603	-	-	3,676,603

Total Common Stock	167,581,327	335,891	-	167,917,218

Preferred Stock
Consumer, Non-cyclical	-	460,623	-	460,623

Total Preferred Stock	-	460,623	-	460,623

Total Equities	167,581,327	796,514	-	168,377,841

Warrants
Utilities	15,970	-	-	15,970

Total Warrants	15,970	-	-	15,970

Total Long-Term Investments	167,597,297	796,514	-	168,393,811

Total Short-Term Investments	-	2,506,534	-	2,506,534

Total Investments	$167,597,297	$3,303,048	$-	$170,900,345

Capital Appreciation Fund
Equities
Common Stock
Basic Materials	$14,664,037	$-	$-	$14,664,037
Communications	42,732,834	-	-	42,732,834
Consumer, Cyclical	41,276,863	-	-	41,276,863
Consumer, Non-cyclical	51,581,940	18,566,160	-	70,148,100
Energy	30,240,832	-	-	30,240,832
Financial	3,327,447	2,211,056	-	5,538,503
Industrial	42,930,980	-	-	42,930,980
Technology	58,989,844	-	-	58,989,844

Total Common Stock	285,744,777	20,777,216	-	306,521,993

Total Equities	285,744,777	20,777,216	-	306,521,993

Total Long-Term Investments	285,744,777	20,777,216	-	306,521,993

Total Short-Term Investments	-	3,511,891	-	3,511,891

Total Investments	$285,744,777	$24,289,107	$-	$310,033,884

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
Small/Mid Cap Opportunities Fund
Equities
Common Stock
Basic Materials	$5,106,213	$-	$-		$5,106,213
Communications	7,197,317	95,791	-		7,293,108
Consumer, Cyclical	21,562,691	-	-		21,562,691
Consumer, Non-cyclical	26,802,963	-	-		26,802,963
Diversified	36,544	-	-		36,544
Energy	7,219,874	-	-	+	7,219,874
Financial	26,016,911	-	-		26,016,911
Industrial	21,233,998	-	-		21,233,998
Technology	15,431,848	-	-		15,431,848
Utilities	3,322,329	-	-		3,322,329

Total Common Stock	133,930,688	95,791	-		134,026,479

Total Equities	133,930,688	95,791	-		134,026,479

Total Mutual Funds	11,178,137	-	-		11,178,137

Rights
Consumer, Non-cyclical	-	-	6		6

Total Rights	-	-	6		6

Total Long-Term Investments	145,108,825	95,791	6		145,204,622

Total Short-Term Investments	-	2,283,955	-		2,283,955

Total Investments	$145,108,825	$2,379,746	$6		$147,488,577

Global Fund
Equities
Common Stock
Basic Materials	$-	$10,966,396	$-		$10,966,396
Communications	40,640,389	18,083,863	-		58,724,252
Consumer, Cyclical	19,459,421	21,731,499	-		41,190,920
Consumer, Non-cyclical	42,956,076	16,294,493	-		59,250,569
Diversified	-	6,003,470	-		6,003,470
Energy	3,207,480	10,904,853	-		14,112,333
Financial	13,742,912	35,532,270	-		49,275,182
Industrial	13,820,207	43,335,696	-		57,155,903
Technology	30,493,786	15,683,452	-		46,177,238
Utilities	-	1,920,304	-		1,920,304

Total Common Stock	164,320,271	180,456,296	-		344,776,567

Preferred Stock
Consumer, Cyclical	-	5,701,351	-		5,701,351

Total Preferred Stock	-	5,701,351	-		5,701,351

Total Equities	164,320,271	186,157,647	-		350,477,918

Total Mutual Funds	40,956,983	-	-		40,956,983

Total Long-Term Investments	205,277,254	186,157,647	-		391,434,901

Total Investments	$205,277,254	$186,157,647	$-		$391,434,901

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
International Equity Fund
Equities
Common Stock
Basic Materials	$-	$19,226,407	$-		$19,226,407
Communications	6,948,728	42,898,006	-		49,846,734
Consumer, Cyclical	14,119,485	49,319,170	-		63,438,655
Consumer, Non-cyclical	146,523	144,208,469	-		144,354,992
Diversified	-	3,522,760	-		3,522,760
Energy	-	17,979,643	-		17,979,643
Financial	3,885,351	16,770,110	-		20,655,461
Industrial	101,580	94,325,870	-		94,427,450
Technology	-	44,561,848	-		44,561,848
Utilities	-	3,540,092	-		3,540,092

Total Common Stock	25,201,667	436,352,375	-		461,554,042

Total Equities	25,201,667	436,352,375	-		461,554,042

Warrants
Consumer, Non-cyclical	-	-	-	+	-
Technology	-	4,831	-	+	4,831

Total Warrants	-	4,831	-		4,831

Total Mutual Funds	52,128,620	-	-		52,128,620

Total Long-Term Investments	77,330,287	436,357,206	-		513,687,493

Total Investments	$77,330,287	$436,357,206	$-		$513,687,493

Focused International Fund
Equities
Common Stock
Basic Materials	$-	$26,590,402	$-		$26,590,402
Communications	10,303,770	12,709,804	-		23,013,574
Consumer, Non-cyclical	3,098,089	25,672,472	-		28,770,561
Diversified	-	2,378,560	-		2,378,560
Energy	534,056	13,543,619	-		14,077,675
Financial	-	28,285,794	-		28,285,794
Industrial	-	12,261,568	-		12,261,568
Technology	-	4,571,441	-		4,571,441
Utilities	-	1,563,771	-		1,563,771

Total Common Stock	13,935,915	127,577,431	-		141,513,346

Total Equities	13,935,915	127,577,431	-		141,513,346

Total Mutual Funds	16,435,550	-	-		16,435,550

Total Long-Term Investments	30,371,465	127,577,431	-		157,948,896

Total Short-Term Investments	-	2,087,718	-		2,087,718

Total Investments	$30,371,465	$129,665,149	$-		$160,036,614

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Strategic Emerging Markets Fund
Equities
Common Stock
Basic Materials	$1,460,736	$8,562,905	$-	$10,023,641
Communications	4,911,110	11,617,142	-	16,528,252
Consumer, Cyclical	-	6,353,549	-	6,353,549
Consumer, Non-cyclical	2,862,175	5,495,645	-	8,357,820
Diversified	-	2,112,183	-	2,112,183
Energy	9,079,940	10,831,264	-	19,911,204
Financial	7,094,410	29,687,597	-	36,782,007
Industrial	-	16,738,137	-	16,738,137
Technology	5,448,581	10,815,946	-	16,264,527
Utilities	748,656	-	-	748,656

Total Common Stock	31,605,608	102,214,368	-	133,819,976

Preferred Stock
Basic Materials	3,452,418	-	-	3,452,418
Financial	-	3,646,705	-	3,646,705

Total Preferred Stock	3,452,418	3,646,705	-	7,099,123

Total Equities	35,058,026	105,861,073	-	140,919,099

Total Mutual Funds	1,392,582	-	-	1,392,582

Total Long-Term Investments	36,450,608	105,861,073	-	142,311,681

Total Short-Term Investments	-	1,109,274	-	1,109,274

Total Investments	$36,450,608	$106,970,347	$-	$143,420,955

+	Represents security at $0 value as of September 30, 2012.

The following is the aggregate value by input level, as of September 30, 2012, for the Funds’ other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Short-Duration Bond Fund
Swap Agreements
Credit Risk	$-	$446,103	$-	$446,103
Core Bond Fund
Futures Contracts
Interest Rate Risk	52,652	-	-	52,652
Swap Agreements
Credit Risk	-	1,522,030	-	1,522,030
Diversified Bond Fund
Futures Contracts
Interest Rate Risk	33,488	-	-	33,488
Swap Agreements
Credit Risk	-	128,637	-	128,637

Notes to Financial Statements (Continued)

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
International Bond Fund
Forward Contracts
Foreign Exchange Risk	$-	$119,550	$-	$119,550
Balanced Fund
Futures Contracts
Interest Rate Risk	6,642	-	-	6,642
Swap Agreements
Credit Risk	-	37,857	-	37,857

Liability Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Short-Duration Bond Fund
Futures Contracts
Interest Rate Risk	$(226,517)	$-	$-	$(226,517)
Swap Agreements
Credit Risk	-	(84,024)	-	(84,024)
Core Bond Fund
Swap Agreements
Credit Risk	-	(279,529)	-	(279,529)
Diversified Bond Fund
Futures Contracts
Interest Rate Risk	(81,638)	-	-	(81,638)
Swap Agreements
Credit Risk	-	(33,497)	-	(33,497)
International Bond Fund
Forward Contracts
Foreign Exchange Risk	-	(238,265)	-	(238,265)
Balanced Fund
Futures Contracts
Interest Rate Risk	(371)	-	-	(371)
Swap Agreements
Credit Risk	-	(6,934)	-	(6,934)

The liability shown in the Statement of Assets and Liabilities related to reverse repurchase agreements for the Inflation-Protected and Income Fund approximates fair value, which would be categorized at Level 2, as of September 30, 2012. The liability shown in the Statements of Assets and Liabilities related to investments purchased on a when-issued basis for the Short-Duration Bond Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, and Balanced Fund, approximates fair value, which would be categorized at Level 2, as of September 30, 2012.

Notes to Financial Statements (Continued)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In *			Transfers Out *
	Level 1 — Quoted Prices	Level 2 —Other Significant Observable Inputs		Level 1 — Quoted Prices		Level 2 — Other Significant Observable Inputs
Disciplined Value Fund	$-	$208,033	**	$(208,033	)**	$-
Disciplined Growth Fund	-	17,358	**	(17,358	)**	-
Small/Mid Cap Opportunities Fund	-	280,576		(280,576)		-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the period. Transfers occurred between Level 1 and Level 2 as a result of securities transitioning between exchange traded and non-exchange traded.
**	As of September 30, 2012, the Fund(s) no longer held these securities.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 10/31/11	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*		Transfers (out) of Level 3*	Balance as of 9/30/12		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 9/30/12
Short-Duration Bond Fund
Long-Term Investments
Non-U.S. Government
Agency Obligations
Other ABS	$858,080	$-	$-	$467,200	$-	$-	$-		$-	$1,325,280	†	$467,200
Other ABS	-	-	-	(2,552)	933,797	-	-		-	931,245		(2,552)

	$858,080	$-	$-	$464,648	$933,797	$-	$-		$-	$2,256,525		$464,648

Inflation-Protected and Income Fund
Long-Term Investments
Non-U.S. Government
Agency Obligations
Other ABS	$-	$-	$-	$(14,314)	$1,063,894	$-	$-		$-	$1,049,580		$(14,314)

Core Bond Fund
Long-Term Investments
Bonds & Notes
Corporate Debt	$488,431	$-	$(30,184)	$25,401	$-	$(483,648)	$-		$-	$-		$-
Non-U.S. Government
Agency Obligations
Other ABS	2,681,500	-	-	1,460,000	-	-	-		-	4,141,500	†	1,460,000
Other ABS	-	-	-	(8,142)	3,120,867	-	-		-	3,112,725		(8,142)
Student Loans ABS	-	-	-	51,480	-	-	744,000	**	-	795,480		51,480

	$3,169,931	$-	$(30,184)	$1,528,739	$3,120,867	$(483,648)	$744,000		$-	$8,049,705		$1,503,338

Diversified Bond Fund
Long-Term Investments
Equities
Common Stock
Basic Materials	$119,688	$-	$-	$(67,804)	$-	$-	$-		$-	$51,884		$(67,804)
Non-U.S. Government
Agency Obligations
Other ABS	630,152	-	-	343,100	-	-	-		-	973,252	†	343,100
Other ABS	-	-	-	(741)	232,266	-	-		-	231,525		(741)

	$749,840	$-	$-	$274,555	$232,266	$-	$-		$-	$1,256,661		$274,555

Notes to Financial Statements (Continued)

	Investments in Securities
	Balance as of 10/31/11	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*	Balance as of 9/30/12		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 9/30/12
High Yield Fund
Long-Term Investments
Equities
Common Stock
Basic Materials	$1,467,933	$-	$-	$(831,588)	$-		$-	$-	$-	$636,345		$(831,588)

International Bond Fund
Long-Term Investments
Bonds & Notes
Sovereign Debt Obligations	$1,442,729	$-	$-	$18,116	$-		$-	$-	$-	$1,460,845	†	$18,116

Balanced Fund
Long-Term Investments
Non-U.S. Government
Agency Obligations
Other ABS	$134,075	$-	$-	$73,000	$-		$-	$-	$-	$207,075	†	$73,000
Other ABS	-	-	-	525	102,375		-	-	-	102,900		525

	$134,075	$-	$-	$73,525	$102,375		$-	$-	$-	$309,975		$73,525

Small/Mid Cap Opportunities Fund
Long-Term Investments
Equities
Common Stock
Industrial	$4,171	$-	$(56,183)	$57,484	$-		$(5,472)	$-	$-	$-		$-
Energy	-	-	-	-	-	***	-	-	-	-	***	-
Rights
Consumer, Non-cyclical	6	-	-	-	-		-	-	-	6		-

	$4,177	$-	$(56,183)	$57,484	$-		$(5,472)	$-	$-	$6		$-

International Equity Fund
Long-Term Investments
Equities
Convertible Preferred Stock
Energy	$4,886,365	$-	$-	$(723,973)	$-		$(4,162,392)	$-	$-	$-		$-
Warrants
Consumer, Non-cyclical	-	-	-	-	-	***	-	-	-	-	***	-
Technology	-	-	-	-	-	***	-	-	-	-	***	-

	$4,886,365	$-	$-	$(723,973)	$-		$(4,162,392)	$-	$-	$-		$-

Focused International Fund
Long-Term Investments
Equities
Common Stock
Industrial	$15,032	$-	$(210)	$(155)	$-		$(14,667)	$-	$-	$-		$-
Preferred Stock
Industrial	-	-	(1,453)	-	29,943		(28,490)	-	-	-		-

	$15,032	$-	$(1,663)	$(155)	$29,943		$(43,157)	$-	$-	$-		$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the period.
**	Transfers occurred between Level 2 and Level 3 as inputs were unobservable.
***	Represents security at $0 value as of September 30, 2012.
†	Represents an illiquid 144A security or restricted security held in a non-public entity and valued by a broker quote or vendor price.

None	of the unobservable inputs, individually or collectively, had a material impact on the Fund(s).

Notes to Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the period ended September 30, 2012, the following tables show how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Short- Duration Bond Fund	Core Bond Fund	Diversified Bond Fund	International Bond Fund	Balanced Fund	Value Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management				A
Directional Exposures to Currencies				A

Futures Contracts**
Hedging/Risk Management	A	A	A		A
Duration/Credit Quality Management	A	A	A		A
Substitution for Direct Investment	A	A	A		A
Intention to Create Investment Leverage in Portfolio	M	M	M		M

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A	A	A		A
Duration/Credit Quality Management	A	A	A		A
Income	M	M	M		M
Substitution for Direct Investment	A	A	A		A
Intention to Create Investment Leverage in Portfolio	M	M	M		M

Options (Purchased)
Hedging/Risk Management						A
Substitution for Direct Investment						A

Type of Derivative and Objective for Use	Balanced Fund	Disciplined Value Fund	Main Street Fund	Disciplined Growth Fund	Small/Mid Cap Opportunities Fund	Global Fund	International Equity Fund
Rights and Warrants
Hedging/Risk Management	M	A		M
Duration/Credit Quality Management	M	M		M
Directional Investment	M	M		M
Intention to Create Investment Leverage in Portfolio	M	M		M
Result of a Corporate Action	A	A	A	A	A	A	A

*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.

Notes to Financial Statements (Continued)

At September 30, 2012, and during the period then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Short-Duration Bond Fund
Asset Derivatives
Swap Agreements*	$446,103	$-	$-	$-	$446,103

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(226,517)	$(226,517)
Swap Agreements^	(84,024)	-	-	-	(84,024)

Total Value	$(84,024)	$-	$-	$(226,517)	$(310,541)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$-	$(843,453)	$(843,453)
Swap Agreements	(873,375)	-	-	-	(873,375)

Total Realized Gain (Loss)	$(873,375)	$-	$-	$(843,453)	$(1,716,828)

Change in Apprecation (Depreciation)##
Futures Contracts	$-	$-	$-	$(143,467)	$(143,467)
Swap Agreements	(271,833)	-	-	-	(271,833)

Total Change in Appreciation (Depreciation)	$(271,833)	$-	$-	$(143,467)	$(415,300)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	-	241	241
Swap Agreements	$45,607,345	$-	$-	$-	$45,607,345

Core Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$-	$52,652	$52,652
Swap Agreements*	1,522,030	-	-	-	1,522,030

Total Value	$1,522,030	$-	$-	$52,652	$1,574,682

Liability Derivatives
Swap Agreements^	$(279,529)	$-	$-	$-	$(279,529)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$-	$90,465	$90,465
Swap Agreements	(2,506,692)	-	-	-	(2,506,692)

Total Realized Gain (Loss)	$(2,506,692)	$-	$-	$90,465	$(2,416,227)

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$-	$168,625	$168,625
Swap Agreements	(1,332,095)	-	-	-	(1,332,095)

Total Change in Appreciation (Depreciation)	$(1,332,095)	$-	$-	$168,625	$(1,163,470)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	-	494	494
Swap Agreements	$147,134,293	$-	$-	$-	$147,134,293

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Diversified Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$-	$33,488	$33,488
Swap Agreements*	128,637	-	-	-	128,637

Total Value	$128,637	$-	$-	$33,488	$162,125

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(81,638)	$(81,638)
Swap Agreements^	(33,497)	-	-	-	(33,497)

Total Value	$(33,497)	$-	$-	$(81,638)	$(115,135)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$-	$85,794	$85,794
Swap Agreements	(999,884)	-	-	-	(999,884)

Total Realized Gain (Loss)	$(999,884)	$-	$-	$85,794	$(914,090)

Change in Apprecation (Depreciation)##
Futures Contracts	$-	$-	$-	$(73,543)	$(73,543)
Swap Agreements	(13,107)	-	-	-	(13,107)

Total Change in Appreciation (Depreciation)	$(13,107)	$-	$-	$(73,543)	$(86,650)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	-	216	216
Swap Agreements	$28,167,465	$-	$-	$-	$28,167,465

International Bond Fund
Asset Derivatives
Forward Contracts*	$-	$-	$119,550	$-	$119,550

Liability Derivatives
Forward Contracts^	$-	$-	$(238,265)	$-	$(238,265)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$68,714	$-	$68,714

Change in Apprecation (Depreciation)##
Forward Contracts	$-	$-	$(205,660)	$-	$(205,660)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$32,917,055	$-	$32,917,055

Balanced Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$-	$6,642	$6,642
Swap Agreements*	37,857	-	-	-	37,857

Total Value	$37,857	$-	$-	$6,642	$44,499

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(371)	$(371)
Swap Agreements^	(6,934)	-	-	-	(6,934)

Total Value	$(6,934)	$-	$-	$(371)	$(7,305)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Balanced Fund (Continued)
Realized Gain (Loss)#
Futures Contracts	$-	$336,109	$-	$29,679	$365,788
Swap Agreements	(94,962)	-	-	-	(94,962)
Warrants	-	1,299	-	-	1,299

Total Realized Gain (Loss)	$(94,962)	$337,408	$-	$29,679	$272,125

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$70,725	$-	$9,901	$80,626
Swap Agreements	(13,191)	-	-	-	(13,191)

Total Change in Appreciation (Depreciation)	$(13,191)	$70,725	$-	$9,901	$67,435

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	29	-	21	50
Swap Agreements	$4,334,512	$-	$-	$-	$4,334,512
Warrants	-	4,176	-	-	4,176

Value Fund
Realized Gain (Loss)#
Purchased Options	$-	$(607,790)	$-	$-	$(607,790)

Change in Appreciation (Depreciation)##
Purchased Options	$-	$11,389	$-	$-	$11,389

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	-	1,588	-	-	1,588

Disciplined Value Fund
Realized Gain (Loss)#
Rights	$-	$2,105	$-	$-	$2,105
Warrants	-	11	-	-	11

Total Realized Gain (Loss)	$-	$2,116	$-	$-	$2,116

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	1,753	-	-	1,753
Warrants	-	32	-	-	32

Main Street Fund
Asset Derivatives
Warrants*	$-	$15,970	$-	$-	$15,970

Change in Appreciation (Depreciation)##
Warrants	$-	$7,252	$-	$-	$7,252

Number of Contracts, Notional Amounts or Shares/Units†
Warrants	-	4,576	-	-	4,576

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Disciplined Growth Fund
Realized Gain (Loss)#
Rights	$-	$668	$-	$-	$668
Warrants	-	5,314	-	-	5,314

Total Realized Gain (Loss)	$-	$5,982	$-	$-	$5,982

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	256	-	-	256
Warrants	-	17,024	-	-	17,024

Small/Mid Cap Opportunities Fund
Asset Derivatives
Rights*	$-	$6	$-	$-	$6

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	600	-	-	600

Global Fund
Realized Gain (Loss)#
Rights	$-	$950	$-	$-	$950

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	347,559	-	-	347,559

International Equity Fund
Asset Derivatives
Warrants*	$-	$4,831	$-	$-	$4,831

Change in Appreciation (Depreciation)##
Warrants	$-	$(77)	$-	$-	$(77)

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	350,742	-	-	350,742
Warrants	-	4,766,163	-	-	4,766,163

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts or open swap agreements, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, swap agreements, or foreign currency transactions, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for purchased options, rights, and warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the period ended September 30, 2012.

Notes to Financial Statements (Continued)

The Small/Mid Cap Opportunities Fund had no change in appreciation (depreciation) on rights and the International Equity Fund had no realized gain (loss) on rights during the period ended September 30, 2012.

Further details regarding the derivatives and other investments held by the Funds during the period ended September 30, 2012, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may use foreign currency exchange transactions for hedging purposes to protect against two principal risks. First, if a Fund has assets or liabilities denominated in foreign (non-U.S. dollar) currencies, the Fund is exposed to the risk that the values of those assets or liabilities in U.S. dollars may fall or rise due to changes in currency exchange rates. Second, if the Fund agrees, or expects, to receive or deliver an asset denominated in a foreign currency, it is exposed to currency exchange risk until the date of receipt or delivery. In order to reduce those risks, a Fund may enter into foreign currency forward contracts, which call for the Fund to purchase or sell a foreign currency at a time in the future at a price determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

The Fund(s) listed in the following table had open forward foreign currency contracts at September 30, 2012. A Fund’s current exposure to a counterparty is typically the unrealized appreciation on the contract.

	Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
International Bond Fund
BUYS
	Barclays Bank PLC	1,400,000	Singapore Dollar	10/05/12	$1,124,147	$1,140,804	$16,657

	Credit Suisse Securities LLC	2,450,000	Australian Dollar	10/05/12	2,553,108	2,540,936	(12,172)
	Credit Suisse Securities LLC	520,000	British Pound	10/05/12	842,578	839,688	(2,890)

Notes to Financial Statements (Continued)

	Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
International Bond Fund (Continued)
BUYS (Continued)
	Credit Suisse Securities LLC	530,000	Canadian Dollar	10/05/12	$539,836	$539,066	$(770)
	Credit Suisse Securities LLC	60,000,000	Japanese Yen	11/16/12	772,533	769,117	(3,416)
	Credit Suisse Securities LLC	5,480,000	Mexican Peso	10/05/12	426,540	425,612	(928)
	Credit Suisse Securities LLC	4,150,000	Norwegian Krone	10/05/12	727,856	724,318	(3,538)
	Credit Suisse Securities LLC	5,320,000	Polish Zloty	10/05/12	1,672,907	1,659,991	(12,916)
	Credit Suisse Securities LLC	10,500,000	South African Rand	10/05/12	1,266,531	1,261,043	(5,488)
	Credit Suisse Securities LLC	3,000,000	Swedish Krona	10/05/12	459,640	456,664	(2,976)

					9,261,529	9,216,435	(45,094)

	Deutsche Bank AG	916,400,000	Japanese Yen	11/16/12	11,717,771	11,746,982	29,211

					$22,103,447	$22,104,221	$774

SELLS
	Barclays Bank PLC	10,500,000	South African Rand	10/05/12	$1,263,376	$1,261,043	$2,333

	Canadian Imperial Bank of Commerce	2,450,000	Australian Dollar	10/05/12	2,563,068	2,540,936	22,132
	Canadian Imperial Bank of Commerce	550,000	Canadian Dollar	10/05/12	548,765	559,408	(10,643)

					3,111,833	3,100,344	11,489

	Credit Suisse Securities LLC	2,600,000	Australian Dollar	11/30/12	2,696,195	2,683,393	12,802
	Credit Suisse Securities LLC	600,000	British Pound	11/30/12	972,044	968,708	3,336
	Credit Suisse Securities LLC	530,000	Canadian Dollar	11/30/12	539,168	538,408	760
	Credit Suisse Securities LLC	5,480,000	Mexican Peso	10/05/12	410,784	425,612	(14,828)
	Credit Suisse Securities LLC	5,480,000	Mexican Peso	11/16/12	424,720	423,846	874
	Credit Suisse Securities LLC	4,150,000	Norwegian Krone	10/05/12	688,437	724,318	(35,881)
	Credit Suisse Securities LLC	5,320,000	Polish Zloty	10/05/12	1,583,893	1,659,991	(76,098)
	Credit Suisse Securities LLC	5,320,000	Polish Zloty	11/16/12	1,664,406	1,651,619	12,787
	Credit Suisse Securities LLC	700,000	Singapore Dollar	10/05/12	559,807	570,402	(10,595)

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
International Bond Fund (Continued)
SELLS (Continued)
Credit Suisse Securities LLC	13,000,000	South African Rand	11/16/12	$1,558,979	$1,552,316	$6,663
Credit Suisse Securities LLC	3,000,000	Swedish Krona	10/05/12	442,456	456,664	(14,208)
Credit Suisse Securities LLC	3,000,000	Swedish Krona	11/30/12	458,865	455,909	2,956

				11,999,754	12,111,186	(111,432)

Deutsche Bank AG	520,000	British Pound	10/05/12	808,770	839,688	(30,918)
Deutsche Bank AG	3,000,000	Mexican Peso	11/16/12	233,205	232,032	1,173
Deutsche Bank AG	900,000	Polish Zloty	11/16/12	282,762	279,409	3,353
Deutsche Bank AG	700,000	Singapore Dollar	10/05/12	573,609	570,402	3,207
Deutsche Bank AG	1,500,000	South African Rand	11/16/12	180,420	179,114	1,306

				2,078,766	2,100,645	(21,879)

				$18,453,729	$18,573,218	$(119,489)

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open futures contracts at September 30, 2012:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Short-Duration Bond Fund
SELLS
124	U.S. Treasury Note 10 Year	12/19/12	$(16,552,063)	$(125,436)
181	U.S. Treasury Note 5 Year	12/31/12	(22,558,539)	(101,081)

				$(226,517)

Core Bond Fund
BUYS
434	U.S. Treasury Note 2 Year	12/31/12	$95,710,563	$52,652

Diversified Bond Fund
BUYS
15	Australia 3 Year Treasury Bond	12/17/12	$1,719,534	$9,436
17	Ultra Long U.S. Treasury Bond	12/19/12	2,808,719	(32,072)
53	U.S. Treasury Note 2 Year	12/31/12	11,688,156	5,992
22	U.S. Treasury Note 5 Year	12/31/12	2,741,922	12,120

				$(4,524)

SELLS
16	U.S. Treasury Bond 30 Year	12/19/12	$(2,390,000)	$5,940
49	U.S. Treasury Note 10 Year	12/19/12	(6,540,734)	(49,566)

				$(43,626)

Balanced Fund
BUYS
1	U.S. Treasury Bond 30 Year	12/19/12	$149,375	$(371)
2	U.S. Treasury Note 10 Year	12/19/12	266,969	2,002
11	U.S. Treasury Note 2 Year	12/31/12	2,425,843	1,334
6	U.S. Treasury Note 5 Year	12/31/12	747,797	3,306

				$6,271

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

A Fund may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the

Notes to Financial Statements (Continued)

value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap agreements at September 30, 2012. A Fund’s current exposure to a counterparty is typically the fair value of the agreement.

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Short-Duration Bond Fund*
Credit Default Swaps
$9,200,000	USD	6/20/17	Barclays Bank PLC	Buy	(1.000)%	CDX.NA.IG.18†	$(125,803)	$86,909	$(38,894)

10,675,000	USD	6/20/17	Goldman Sachs & Co.	Buy	(1.000)%	CDX.NA.IG.18†	(60,219)	15,089	(45,130)
3,236,102	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	(100,005)	177,994	77,989
2,290,165	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	(65,047)	120,240	55,193
3,116,615	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	(104,104)	179,214	75,110
940,959	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	(71,419)	94,096	22,677
2,091,020	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	(151,790)	202,183	50,393

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Short-Duration Bond Fund* (Continued)
Credit Default Swaps (Continued)
$428,161	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	$(15,549)	$25,868	$10,319
1,991,447	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	(46,600)	94,594	47,994
1,070,403	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	(43,779)	69,576	25,797
3,186,316	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	(82,534)	159,325	76,791
159,316	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	(7,711)	11,551	3,840

							(748,757)	1,149,730	400,973

Core Bond Fund**
Credit Default Swaps
35,620,000	USD	6/20/17	Barclays Bank PLC	Buy	(1.000)%	CDX.NA.IG.18†	(487,076)	336,489	(150,587)

4,020,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580)%	Marriott International, Inc.	24,405	-	24,405

30,500,000	USD	6/20/17	Goldman Sachs & Co	Buy	(1.000)%	CDX.NA.IG.18†	(172,054)	43,112	(128,942)
9,260,231	USD	10/12/52	Goldman Sachs & Co	Buy	(0.100)%	CMBX.NA.AAA.1†	(286,167)	509,339	223,172
7,667,073	USD	10/12/52	Goldman Sachs & Co	Buy	(0.100)%	CMBX.NA.AAA.1†	(217,766)	402,542	184,776
8,463,652	USD	10/12/52	Goldman Sachs & Co	Buy	(0.100)%	CMBX.NA.AAA.1†	(219,232)	423,206	203,974
8,787,262	USD	10/12/52	Goldman Sachs & Co	Buy	(0.100)%	CMBX.NA.AAA.1†	(293,519)	505,292	211,773
8,074,324	USD	10/12/52	Goldman Sachs & Co	Buy	(0.100)%	CMBX.NA.AAA.1†	(390,820)	585,411	194,591
4,978,619	USD	10/12/52	Goldman Sachs & Co	Buy	(0.100)%	CMBX.NA.AAA.1†	(377,877)	497,862	119,985
7,448,013	USD	10/12/52	Goldman Sachs & Co	Buy	(0.100)%	CMBX.NA.AAA.1†	(540,660)	720,157	179,497
2,489,309	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	(101,813)	161,805	59,992
816,493	USD	10/12/52	Goldman Sachs & Co	Buy	(0.100)%	CMBX.NA.AAA.1†	(29,652)	49,330	19,678
4,157,147	USD	10/12/52	Goldman Sachs & Co	Buy	(0.100)%	CMBX.NA.AAA.1†	(97,277)	197,464	100,187

							(2,726,837)	4,095,520	1,368,683

Diversified Bond Fund
Credit Default Swaps
4,750,000	USD	6/20/17	Barclays Bank PLC	Buy	(1.000)%	CDX.NA.IG.18†	(64,952)	44,871	(20,081)

1,125,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580)%	Marriott International, Inc.	6,830	-	6,830

1,980,000	USD	6/20/17	Goldman Sachs & Co.	Buy	(5.000)%	CDX.NA.HY.18†	(99,120)	95,287	(3,833)
4,950,000	USD	6/20/17	Goldman Sachs & Co.	Buy	(5.000)%	CDX.NA.HY.18†	(142,614)	133,031	(9,583)

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Diversified Bond Fund (Continued)
Credit Default Swaps (Continued)
$74,679	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	$(3,615)	$5,415	$1,800
438,118	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	(17,919)	28,478	10,559
438,118	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	(21,206)	31,765	10,559
572,541	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	(13,398)	27,195	13,797
697,007	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	(19,797)	36,595	16,798
796,579	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	(26,608)	45,805	19,197
965,852	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	(70,112)	93,389	23,277
1,071,399	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	(38,911)	64,731	25,820

							(453,300)	561,691	108,391

Balanced Fund***
Credit Default Swaps
590,000	USD	6/20/17	Barclays Bank PLC	Buy	(1.000)%	CDX.NA.IG.18†	(8,068)	5,573	(2,495)

180,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580)%	Marriott International, Inc.	1,093	-	1,093

1,050,000	USD	6/20/17	Goldman Sachs & Co.	Buy	(1.000)%	CDX.NA.IG.18†	(5,923)	1,484	(4,439)
313,653	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	(9,693)	17,252	7,559
110,525	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	(3,139)	5,803	2,664
298,717	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	(9,978)	17,177	7,199
64,722	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	(2,351)	3,910	1,559
124,465	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	(2,912)	5,912	3,000
224,038	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	(5,803)	11,203	5,400
314,649	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	(22,841)	30,424	7,583
74,679	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1†	(3,054)	4,854	1,800

							(65,694)	98,019	32,325

USD	U.S. Dollar
*	Collateral for swap agreements received from Goldman Sachs & Co. amounted to $390,000 in cash at September 30, 2012.
**	Collateral for swap agreements held by Barclays Bank PLC and received from Goldman Sachs & Co. amounted to $117,032 and $1,257,543 in securities, respectively, at September 30, 2012.
***	Collateral for swap agreements received from Goldman Sachs & Co. amounted to $30,000 in cash at September 30, 2012.
†	Payment is based on a percentage of the index.

Notes to Financial Statements (Continued)

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

Writing put and call options. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that

Notes to Financial Statements (Continued)

security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, forward commitment, or TBA basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a when-issued, delayed-delivery, forward commitment, or TBA transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Notes to Financial Statements (Continued)

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At September 30, 2012, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

Notes to Financial Statements (Continued)

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the counterparty in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities.

The Fund(s) listed in the following table had open reverse repurchase agreements at September 30, 2012:

Description	Value
Inflation-Protected and Income Fund
Agreement with Barclays Bank PLC, dated 8/16/12, 0.260%, to be repurchased on demand until 11/15/12 at value plus accrued interest.	$9,987,175
Agreement with Barclays Bank PLC, dated 9/06/12, 0.260%, to be repurchased on demand until 12/06/12 at value plus accrued interest.	5,218,862
Agreement with Barclays Bank PLC, dated 9/12/12, 0.270%, to be repurchased on demand until 12/13/12 at value plus accrued interest.	7,933,437
Agreement with Barclays Bank PLC, dated 9/19/12, 0.270%, to be repurchased on demand until 12/19/12 at value plus accrued interest.	18,795,750
Agreement with Daiwa Securities, dated 8/30/12, 0.290%, to be repurchased on demand until 11/29/12 at value plus accrued interest.	11,582,500
Agreement with Deutsche Bank AG, dated 7/11/12, 0.290%, to be repurchased on demand until 10/11/12 at value plus accrued interest.	12,275,035
Agreement with Deutsche Bank AG, dated 8/14/12, 0.240%, to be repurchased on demand until 11/14/12 at value plus accrued interest.	10,348,260
Agreement with Deutsche Bank AG, dated 9/13/12, 0.270%, to be repurchased on demand until 12/07/12 at value plus accrued interest.	6,303,076
Agreement with Deutsche Bank AG, dated 9/19/12, 0.270%, to be repurchased on demand until 12/20/12 at value plus accrued interest.	18,179,419
Agreement with Goldman Sachs & Co., dated 7/26/12, 0.260%, to be repurchased on demand until 10/24/12 at value plus accrued interest.	7,298,277
Agreement with Goldman Sachs & Co., dated 8/15/12, 0.260%, to be repurchased on demand until 11/15/12 at value plus accrued interest.	13,442,446
Agreement with Goldman Sachs & Co., dated 9/12/12, 0.250%, to be repurchased on demand until 12/11/12 at value plus accrued interest.	23,384,542
Agreement with Goldman Sachs & Co., dated 9/17/12, 0.270%, to be repurchased on demand until 12/18/12 at value plus accrued interest.	27,737,354
Agreement with HSBC Finance Corp., dated 7/12/12, 0.240%, to be repurchased on demand until 10/12/12 at value plus accrued interest.	29,073,240
Agreement with HSBC Finance Corp., dated 7/24/12, 0.250%, to be repurchased on demand until 10/24/12 at value plus accrued interest.	5,078,550
Agreement with HSBC Finance Corp., dated 8/02/12, 0.230%, to be repurchased on demand until 11/01/12 at value plus accrued interest.	10,032,250
Agreement with HSBC Finance Corp., dated 8/16/12, 0.230%, to be repurchased on demand until 11/14/12 at value plus accrued interest.	9,237,000
Agreement with HSBC Finance Corp., dated 8/28/12, 0.230%, to be repurchased on demand until 11/28/12 at value plus accrued interest.	7,895,488
Agreement with HSBC Finance Corp., dated 9/12/12, 0.240%, to be repurchased on demand until 12/12/12 at value plus accrued interest.	13,150,000

Notes to Financial Statements (Continued)

Description	Value
Agreement with Morgan Stanley & Co., dated 7/26/12, 0.280%, to be repurchased on demand until 10/26/12 at value plus accrued interest.	$1,241,372
Agreement with Morgan Stanley & Co., dated 8/17/12, 0.280%, to be repurchased on demand until 11/15/12 at value plus accrued interest.	9,385,992
Agreement with Morgan Stanley & Co., dated 9/06/12, 0.290%, to be repurchased on demand until 12/06/12 at value plus accrued interest.	21,167,633

$278,747,658

Average balance outstanding	$285,849,088
Maximum balance outstanding	$302,112,629
Average interest rate	0.22%
Weighted average maturity	68 days

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Securities Lending

Each Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Fund taken at current value.

The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities.

The Funds receive, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the period ended September 30, 2012, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Value Fund	$171	$-	$171
Small/Mid Cap Opportunities Fund	18,163	-	18,163
Global Fund	16,362	-	16,362
International Equity Fund	16,650	-	16,650
Focused International Fund	6,688	-	6,688
Strategic Emerging Markets Fund	1,133	-	1,133

	$59,167	$-	$59,167

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising

Notes to Financial Statements (Continued)

reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Global Fund invests a significant amount of its assets and each of the International Bond Fund, International Equity Fund, Focused International Fund, and Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Notes to Financial Statements (Continued)

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund, other than the Money Market Fund, are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between Massachusetts Mutual Life Insurance Company (“MassMutual”) and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

Money Market Fund	0.35%
Short-Duration Bond Fund*	0.40% on the first $500 million; and
0.35% on any excess over $500 million
Inflation-Protected and Income Fund*	0.48% on the first $350 million; and
0.43% on any excess over $350 million
Core Bond Fund*	0.48% on the first $1.5 billion;
0.43% on the next $500 million; and
0.38% on any excess over $2 billion
Diversified Bond Fund*	0.50% on the first $150 million; and
0.45% on any excess over $150 million
High Yield Fund*	0.50% on the first $250 million; and
0.475% on any excess over $250 million
International Bond Fund*	0.60% on the first $350 million; and
0.55% on any excess over $350 million
Balanced Fund*	0.48% on the first $350 million; and
0.43% on any excess over $350 million
Value Fund*	0.50% on the first $250 million; and
0.47% on any excess over $250 million
Disciplined Value Fund*	0.50% on the first $400 million; and
0.45% on any excess over $400 million
Main Street Fund*	0.65% on the first $300 million; and
0.60% on any excess over $300 million
Capital Appreciation Fund*	0.65% on the first $500 million; and
0.60% on any excess over $500 million
Disciplined Growth Fund*	0.50% on the first $400 million; and
0.45% on any excess over $400 million
Small/Mid Cap Opportunities Fund*	0.58% on the first $400 million; and
0.53% on any excess over $400 million
Global Fund*	0.80% on the first $400 million; and
0.75% on any excess over $400 million

Notes to Financial Statements (Continued)

International Equity Fund*	0.85% on the first $500 million;
0.80% on the next $500 million; and
0.75% on any excess over $1 billion
Focused International Fund*	0.90% on the first $350 million; and
0.85% on any excess over $350 million
Strategic Emerging Markets Fund*	1.05% on the first $350 million; and
1.00% on any excess over $350 million

*	Prior to June 1, 2012, the investment management fees were as follows:

Short-Duration Bond Fund	0.40%
Inflation-Protected and Income Fund	0.48%
Core Bond Fund	0.48% on the first $1.5 billion; and
0.43% on any excess over $1.5 billion
Diversified Bond Fund	0.50%
High Yield Fund	0.50%
International Bond Fund	0.60%
Balanced Fund	0.48%
Value Fund	0.50%
Disciplined Value Fund	0.50%
Main Street Fund	0.65%
Capital Appreciation Fund	0.65%
Disciplined Growth Fund	0.50%
Small/Mid Cap Opportunities Fund	0.58%
Global Fund	0.80%
International Equity Fund	0.85% on the first $1.25 billion; and
0.80% on any excess over $1.25 billion
Focused International Fund	0.90%
Strategic Emerging Markets Fund	1.05%

MassMutual has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Babson Capital manage the investment and reinvestment of assets of these Funds. Babson Capital receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

Money Market Fund	0.05%
Short-Duration Bond Fund	0.08%
Inflation-Protected and Income Fund	0.08%
Core Bond Fund	0.10%
Diversified Bond Fund	0.10%
High Yield Fund	0.20%
Balanced Fund: fixed income portion	0.09%
Balanced Fund: equity portion*	0.22% on the first $50 million;
0.21% on the next $50 million; and
0.20% on any excess over $100 million
Disciplined Value Fund*	0.25% on the first $50 million;
0.21% on the next $50 million;
0.17% on the next $650 million; and
0.14% on any excess over $750 million

Notes to Financial Statements (Continued)

Disciplined Growth Fund*	0.25% on the first $50 million;
0.21% on the next $50 million;
0.17% on the next $650 million; and
0.14% on any excess over $750 million

*	Subadvisory fee based on Aggregate Assets. For purposes of these subadvisory agreements, “Aggregate Assets” means the aggregate of (i) the average daily net assets of the Fund determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading, and (ii) the average daily net assets of certain other funds or accounts of MassMutual or its affiliates, including other funds registered under the 1940 Act, for which Babson Capital provides investment advisory services, as agreed upon from time to time by MassMutual and Babson Capital, determined at the close of the Exchange on each day that the Exchange is open for trading.

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, and Balanced Fund and is primarily responsible for managing each Fund’s commercial mortgage backed securities. Cornerstone is a wholly-owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MassMutual and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect of any Fund shall be considered the acts and omissions of Babson Capital.

MassMutual has entered into investment subadvisory agreements with Baring International Investment Ltd. (“Baring”), an indirect wholly-owned subsidiary of MassMutual Holdings (Bermuda) Ltd., which is wholly-owned by MassMutual Holding LLC, on behalf of certain Funds. These agreements provide that Baring manage the investment and reinvestment of the assets of these Funds. Baring receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

International Bond Fund	0.30%
Focused International Fund	0.55%
Strategic Emerging Markets Fund	0.65%

MassMutual has entered into investment subadvisory agreements with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., which is majority owned by MassMutual Holding LLC, on behalf of certain Funds. These agreements provide that OFI manage the investment and reinvestment of the assets of these Funds. OFI receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

Capital Appreciation Fund	0.42% on the first $700 million; and
0.25% on any excess over $700 million
Global Fund	0.50% on the first $750 million;
0.28% on the next $50 million; and
0.25% on any excess over $800 million

MassMutual has entered into investment subadvisory agreements with OFI Institutional Asset Management, Inc. (“OFI Institutional”), a wholly-owned subsidiary of OFI, on behalf of certain Funds. These agreements provide that OFI Institutional manage the investment and reinvestment of the assets of these Funds. OFI Institutional receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

Value Fund	0.23%
Main Street Fund	0.33% on the first $1 billion; and
0.30% on any excess over $1 billion
Small/Mid Cap Opportunities Fund	0.40% on the first $1 billion; and
0.30% on any excess over $1 billion

Notes to Financial Statements (Continued)

International Equity Fund	0.50% on the first $250 million;
0.475% on the next $250 million;
0.425% on the next $500 million;
0.40% on the next $500 million; and
0.375% on any excess over $1.5 billion

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

Administration Fees

Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual received an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class Z	Class S	Class Y	Class L	Class A	Class N
Money Market Fund	None	0.0766%	0.1766%	None	0.3266%	None
Short-Duration Bond Fund	0.0700%	0.2589%	0.3089%	0.3889%	0.3889%	0.4389%
Inflation-Protected and Income Fund	0.0500%	0.1608%	0.2608%	0.4108%	0.3108%	0.3608%
Core Bond Fund	0.0600%	0.2651%	0.3151%	0.3851%	0.3851%	0.4551%
Diversified Bond Fund	0.0700%	0.3360%	0.3860%	0.3960%	0.3860%	0.4360%
High Yield Fund	0.0400%	0.2443%	0.2943%	0.4443%	0.4443%	0.4943%
International Bond Fund	None	0.0500%	0.1500%	0.3000%	0.3000%	None
Balanced Fund	None	0.0868%	0.2468%	0.3968%	0.3968%	None
Value Fund	None	0.0658%	0.1658%	0.2758%	0.3158%	0.3758%
Disciplined Value Fund	None	0.0285%	0.1185%	0.2585%	0.2585%	0.3085%
Main Street Fund	None	0.1100%	0.1600%	0.3100%	0.3100%	0.3600%
Capital Appreciation Fund	None	0.1000%	0.1500%	0.3000%	0.3000%	0.3500%
Disciplined Growth Fund	None	0.0244%	0.1144%	0.2544%	0.2544%	None
Small/Mid Cap Opportunities Fund	None	0.0971%	0.1971%	0.2971%	0.2971%	None
Global Fund	None	0.1800%	0.2100%	0.3600%	0.3600%	0.4100%
International Equity Fund	None	0.1392%	0.1692%	0.3192%	0.3192%	None
Focused International Fund	0.0600%	0.1500%	0.2500%	0.4000%	0.4000%	0.5500%
Strategic Emerging Markets Fund	0.0400%	0.2000%	0.3000%	0.4500%	0.4500%	None

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each Fund pay an annual fee of 0.25% of the average daily net asset value of Class A shares to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. Pursuant to separate 12b-1 Plans adopted by the Funds, Class N shares of each Fund pay an annual fee of 0.50% of the average daily net asset value of Class N shares as follows: 0.25% of the average daily net asset value of Class N shares to the Distributor for services provided and expenses incurred by it in connection with the distribution of Class N shares of the Fund; and 0.25% of the average daily net asset value of Class N shares to MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class N shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. The Distributor is a majority-owned subsidiary of MassMutual. In addition, OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) acts as a sub-distributor to each Fund. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

Notes to Financial Statements (Continued)

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class Z	Class S	Class Y	Class L	Class A	Class N
International Bond Fund*,†	None	0.7500%	0.8000%	0.9500%	1.2000%	None
Main Street Fund*,†	None	0.7100%	0.7600%	0.9100%	1.1600%	1.4600%
Capital Appreciation Fund*,†	None	0.7100%	0.8200%	0.9700%	1.0900%	1.4600%
Small/Mid Cap Opportunities Fund*,†	None	0.6900%	0.7900%	0.8900%	1.1400%	None
Global Fund*,†	None	0.8900%	1.0300%	1.1400%	1.4300%	1.5200%
Strategic Emerging Markets Fund*,†	0.9900%	1.1500%	1.2500%	1.4000%	1.6500%	None

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through February 28, 2013.
†	As of March 1, 2012, interest expense and short sale dividend and loan expense are also excluded from the cap.

For the Money Market Fund, MassMutual has agreed to voluntarily waive some or all of its fees in an attempt to allow each class of the Fund to avoid a negative yield. There is no guarantee that a class of the Fund will be able to avoid a negative yield. Payments made to intermediaries will be unaffected. MassMutual may amend or discontinue this waiver at any time without advance notice.

MassMutual has agreed to waive, through February 28, 2013, 0.14% of the management fee for each class of the Short-Duration Bond Fund, 0.13% of the management fee for each class of the Inflation-Protection and Income Fund, 0.18% of the management fee for each class of the Core Bond Fund, 0.17% of the management fee for each class of the Diversified Bond Fund, 0.10% of the management fee for each class of the High Yield Fund, 0.05% of the management fee for each class of the Disciplined Value Fund, 0.05% of the management fee for each class of the Disciplined Growth Fund, 0.10% of the management fee for each class of the Focused International Fund, and 0.15% of the management fee for each class of the Strategic Emerging Markets Fund based upon each class’s average daily net assets.

MassMutual has agreed to waive, through February 28, 2013, 0.22% of the administration fees for Class A of the Money Market Fund, and 0.02% of the administration fees for Classes S, Y, L, and A of the Balanced Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

Notes to Financial Statements (Continued)

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2012:

Total % of Ownership by Related Party
Money Market Fund	70.6%
Short-Duration Bond Fund	93.5%
Inflation-Protected and Income Fund	92.4%
Core Bond Fund	91.5%
Diversified Bond Fund	76.6%
High Yield Fund	89.9%
International Bond Fund	99.2%
Balanced Fund	93.9%
Value Fund	97.4%
Disciplined Value Fund	88.8%
Main Street Fund	97.2%
Capital Appreciation Fund	96.6%
Disciplined Growth Fund	88.4%
Small/Mid Cap Opportunities Fund	94.0%
Global Fund	94.2%
International Equity Fund	94.6%
Focused International Fund	46.6%
Strategic Emerging Markets Fund	100.0%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments and redemptions in-kind) for the period ended September 30, 2012, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Short-Duration Bond Fund	$936,812,285	$196,961,760	$1,017,164,674	$148,044,489
Inflation-Protected and Income Fund	80,490,853	84,561,616	71,946,792	40,549,882
Core Bond Fund	6,873,275,254	321,525,542	6,916,135,381	258,913,749
Diversified Bond Fund	509,785,966	28,403,637	510,573,263	29,019,687
High Yield Fund	-	193,900,315	-	180,675,164
International Bond Fund	-	24,226,854	-	23,614,887
Balanced Fund	178,852,875	81,854,710	181,933,068	91,460,448
Value Fund	-	113,618,110	-	141,975,829
Disciplined Value Fund	-	351,932,049	-	360,809,092
Main Street Fund	-	59,404,523	-	75,198,313
Capital Appreciation Fund	-	84,888,690	-	186,334,486
Disciplined Growth Fund	-	388,496,846	-	365,020,283
Small/Mid Cap Opportunities Fund	-	109,050,634	-	118,432,963
Global Fund	-	96,440,080	-	127,404,702
International Equity Fund	-	175,807,428	-	353,697,859
Focused International Fund	-	75,921,860	-	26,891,381
Strategic Emerging Markets Fund	-	102,004,758	-	101,820,031

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Period Ended September 30, 2012+		Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount	Shares	Amount

Money Market Fund Class S
Sold	378,764,507	$378,764,507	299,380,590	$299,380,590	265,640,005	$265,640,005
Issued as reinvestment of dividends	8,502	8,502	5,031	5,031	4,721	4,721
Redeemed	(405,632,335)	(405,632,335)	(330,966,465)	(330,966,465)	(344,419,733)	(344,419,733)

Net increase (decrease)	(26,859,326)	$(26,859,326)	(31,580,844)	$(31,580,844)	(78,775,007)	$(78,775,007)

Money Market Fund Class Y
Sold	266,368,558	$266,368,558	305,430,395	$305,430,395	362,174,360	$362,174,360
Issued as reinvestment of dividends	8,188	8,188	5,000	5,000	4,263	4,263
Redeemed	(391,133,464)	(391,133,464)	(266,530,157)	(266,530,157)	(365,491,309)	(365,491,309)

Net increase (decrease)	(124,756,718)	$(124,756,718)	38,905,238	$38,905,238	(3,312,686)	$(3,312,686)

Money Market Fund Class A
Sold	528,367,318	$528,367,318	450,389,020	$450,389,020	504,732,539	$504,732,539
Issued as reinvestment of dividends	8,847	8,847	5,714	5,714	4,281	4,281
Redeemed	(583,257,444)	(583,257,444)	(451,347,328)	(451,347,328)	(575,853,719)	(575,853,719)

Net increase (decrease)	(54,881,279)	$(54,881,279)	(952,594)	$(952,594)	(71,116,899)	$(71,116,899)

Short-Duration Bond Fund Class Z*
Sold	3,400,604	$36,162,666	15,293,057	$165,101,559
Issued as reinvestment of dividends	529,773	5,541,427	0 ++	3
Redeemed	(4,059,431)	(43,189,426)	(2,648,802)	(28,650,611)

Net increase (decrease)	(129,054)	$(1,485,333)	12,644,255	$136,450,951

Short-Duration Bond Fund Class S
Sold	3,584,993	$38,299,086	7,614,010	$81,913,050	7,863,017	$83,862,569
Issued as reinvestment of dividends	531,744	5,577,996	540,241	5,694,136	445,066	4,615,335
Redeemed	(3,752,545)	(40,074,757)	(11,224,683)	(120,955,184)	(4,371,593)	(46,710,197)

Net increase (decrease)	364,192	$3,802,325	(3,070,432)	$(33,347,998)	3,936,490	$41,767,707

Short-Duration Bond Fund Class Y
Sold	2,699,198	$28,521,125	4,505,124	$47,953,738	2,350,408	$24,822,329
Issued as reinvestment of dividends	260,122	2,713,077	132,418	1,387,737	182,616	1,884,593
Redeemed	(2,436,209)	(25,878,153)	(3,130,690)	(33,697,563)	(2,444,978)	(25,764,367)

Net increase (decrease)	523,111	$5,356,049	1,506,852	$15,643,912	88,046	$942,555

Notes to Financial Statements (Continued)

	Period Ended September 30, 2012+		Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount	Shares	Amount

Short-Duration Bond Fund Class L
Sold	890,605	$9,407,738	3,879,334	$41,221,923	3,279,572	$34,644,233
Issued as reinvestment of dividends	141,113	1,468,992	339,325	3,535,767	357,348	3,666,393
Redeemed	(1,707,602)	(18,084,324)	(11,690,221)	(124,597,491)	(2,910,351)	(30,536,202)

Net increase (decrease)	(675,884)	$(7,207,594)	(7,471,562)	$(79,839,801)	726,569	$7,774,424

Short-Duration Bond Fund Class A
Sold	2,022,817	$21,254,984	1,312,431	$13,860,401	4,803,900	$51,016,003
Issued as reinvestment of dividends	231,759	2,401,025	190,028	1,978,197	192,219	1,970,244
Redeemed	(2,067,742)	(21,690,754)	(4,121,514)	(43,852,033)	(2,366,500)	(24,865,624)

Net increase (decrease)	186,834	$1,965,255	(2,619,055)	$(28,013,435)	2,629,619	$28,120,623

Short-Duration Bond Fund Class N
Sold	25,677	$270,572	71,039	$743,329	310,016	$3,239,633
Issued as reinvestment of dividends	28,141	289,006	16,844	173,995	18,474	188,061
Redeemed	(797,480)	(8,278,487)	(4,416)	(46,617)	(1,593)	(16,722)

Net increase (decrease)	(743,662)	$(7,718,909)	83,467	$870,707	326,897	$3,410,972

Inflation-Protected and Income Fund Class Z**
Sold	5,320,737	$63,726,842	10,087,639	$112,767,761
Issued as reinvestment of dividends	479,461	5,552,157	-	-
Redeemed	(4,148,236)	(49,026,685)	(1,550,962)	(17,940,867)

Net increase (decrease)	1,651,962	$20,252,314	8,536,677	$94,826,894

Inflation-Protected and Income Fund Class S
Sold	1,736,949	$20,565,866	6,190,581	$68,710,907	2,839,760	$29,673,529
Issued as reinvestment of dividends	231,665	2,682,692	264,235	2,787,672	47,223	489,232
Redeemed	(3,285,711)	(39,158,913)	(7,156,248)	(79,847,892)	(3,654,774)	(38,710,387)

Net increase (decrease)	(1,317,097)	$(15,910,355)	(701,432)	$(8,349,313)	(767,791)	$(8,547,626)

Inflation-Protected and Income Fund Class Y
Sold	2,550,292	$30,266,681	1,499,718	$16,794,836	1,521,916	$15,926,376
Issued as reinvestment of dividends	285,490	3,300,262	275,542	2,901,460	41,217	426,591
Redeemed	(1,750,840)	(20,929,529)	(3,532,241)	(39,316,900)	(2,414,934)	(25,608,629)

Net increase (decrease)	1,084,942	$12,637,414	(1,756,981)	$(19,620,604)	(851,801)	$(9,255,662)

Notes to Financial Statements (Continued)

	Period Ended September 30, 2012+		Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount	Shares	Amount

Inflation-Protected and Income Fund Class L
Sold	616,239	$7,425,693	2,514,060	$27,194,117	1,166,415	$12,226,847
Issued as reinvestment of dividends	15,989	186,582	103,406	1,087,830	10,363	107,153
Redeemed	(393,875)	(4,740,567)	(5,660,763)	(62,764,347)	(1,188,539)	(12,529,888)

Net increase (decrease)	238,353	$2,871,708	(3,043,297)	$(34,482,400)	(11,761)	$(195,888)

Inflation-Protected and Income Fund Class A
Sold	797,681	$9,349,632	618,554	$6,820,429	870,883	$9,084,219
Issued as reinvestment of dividends	133,843	1,527,145	98,103	1,021,254	5,833	59,677
Redeemed	(891,528)	(10,450,850)	(793,280)	(8,709,732)	(1,407,874)	(14,622,928)

Net increase (decrease)	39,996	$425,927	(76,623)	$(868,049)	(531,158)	$(5,479,032)

Inflation-Protected and Income Fund Class N
Sold	64,572	$757,078	30,188	$334,967	11,054	$117,696
Issued as reinvestment of dividends	1,912	21,952	712	7,471	-	-
Redeemed	(26,999)	(315,501)	(8,777)	(98,287)	(2,238)	(23,716)

Net increase (decrease)	39,485	$463,529	22,123	$244,151	8,816	$93,980

Core Bond Fund Class Z*
Sold	21,650,949	$251,954,916	30,741,396	$350,182,504
Issued as reinvestment of dividends	1,681,502	18,916,901	1	6
Redeemed	(6,780,931)	(78,502,846)	(3,647,305)	(41,904,115)

Net increase (decrease)	16,551,520	$192,368,971	27,094,092	$308,278,395

Core Bond Fund Class S
Sold	7,382,769	$85,345,334	20,866,361	$237,808,654	19,348,773	$218,569,338
Issued as reinvestment of dividends	2,706,628	30,530,764	4,208,779	45,917,783	2,111,026	23,115,732
Redeemed	(17,398,238)	(202,203,130)	(23,250,584)	(263,177,625)	(12,502,215)	(141,108,489)

Net increase (decrease)	(7,308,841)	$(86,327,032)	1,824,556	$20,548,812	8,957,584	$100,576,581

Core Bond Fund Class Y
Sold	4,186,812	$47,906,773	3,829,359	$43,182,844	3,555,240	$40,099,867
Issued as reinvestment of dividends	561,703	6,307,924	836,786	9,095,861	471,642	5,145,610
Redeemed	(4,248,119)	(48,756,926)	(5,007,987)	(56,205,746)	(3,339,828)	(37,430,289)

Net increase (decrease)	500,396	$5,457,771	(341,842)	$(3,927,041)	687,054	$7,815,188

Notes to Financial Statements (Continued)

	Period Ended September 30, 2012+		Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount	Shares	Amount

Core Bond Fund Class L
Sold	2,039,755	$23,412,466	8,987,754	$100,721,220	4,211,199	$47,309,521
Issued as reinvestment of dividends	330,413	3,690,716	1,135,563	12,264,078	677,940	7,355,654
Redeemed	(2,536,927)	(29,135,737)	(20,771,340)	(232,838,167)	(5,257,314)	(58,845,974)

Net increase (decrease)	(166,759)	$(2,032,555)	(10,648,023)	$(119,852,869)	(368,175)	$(4,180,799)

Core Bond Fund Class A
Sold	2,164,689	$24,595,967	2,947,680	$32,844,058	4,166,318	$46,771,537
Issued as reinvestment of dividends	724,815	8,038,203	1,057,656	11,359,226	543,710	5,866,632
Redeemed	(3,986,702)	(45,013,073)	(4,150,033)	(46,126,032)	(3,127,329)	(35,094,874)

Net increase (decrease)	(1,097,198)	$(12,378,903)	(144,697)	$(1,922,748)	1,582,699	$17,543,295

Core Bond Fund Class N
Sold	53,986	$617,345	30,989	$350,981	38,428	$440,792
Issued as reinvestment of dividends	3,218	36,332	4,564	49,889	2,026	22,243
Redeemed	(13,164)	(151,991)	(33,053)	(371,074)	(19,239)	(216,921)

Net increase (decrease)	44,040	$501,686	2,500	$29,796	21,215	$246,114

Diversified Bond Fund Class Z*
Sold	-	$-	6,303,033	$68,451,860
Issued as reinvestment of dividends	1	7	1	5
Redeemed	-	-	(6,303,025)	(69,153,941)

Net increase (decrease)	1	$7	9	$(702,076)

Diversified Bond Fund Class S
Sold	1,053,125	$10,748,259	662,006	$7,103,329	1,067,176	$11,195,758
Issued as reinvestment of dividends	355,764	3,522,064	232,436	2,415,008	429,511	4,402,483
Redeemed	(557,513)	(5,754,967)	(2,860,158)	(30,770,801)	(4,427,675)	(47,924,087)

Net increase (decrease)	851,376	$8,515,356	(1,965,716)	$(21,252,464)	(2,930,988)	$(32,325,846)

Diversified Bond Fund Class Y
Sold	571,857	$5,820,290	375,541	$4,081,617	322,090	$3,457,922
Issued as reinvestment of dividends	409,736	4,060,482	157,184	1,636,287	193,864	1,992,923
Redeemed	(920,455)	(9,385,514)	(386,765)	(4,150,809)	(739,629)	(7,777,935)

Net increase (decrease)	61,138	$495,258	145,960	$1,567,095	(223,675)	$(2,327,090)

Notes to Financial Statements (Continued)

	Period Ended September 30, 2012+		Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount	Shares	Amount

Diversified Bond Fund Class L
Sold	330,150	$3,468,128	1,167,724	$12,516,970	2,062,886	$22,046,009
Issued as reinvestment of dividends	117,927	1,178,091	471,807	4,887,921	694,912	7,108,947
Redeemed	(500,214)	(5,117,754)	(10,000,277)	(107,880,043)	(5,751,300)	(61,885,419)

Net increase (decrease)	(52,137)	$(471,535)	(8,360,746)	$(90,475,152)	(2,993,502)	$(32,730,463)

Diversified Bond Fund Class A
Sold	553,991	$5,760,011	636,914	$6,908,203	1,079,075	$11,544,197
Issued as reinvestment of dividends	413,085	4,114,329	204,757	2,137,661	220,450	2,270,638
Redeemed	(798,005)	(8,262,799)	(1,831,159)	(19,934,818)	(1,014,555)	(10,875,887)

Net increase (decrease)	169,071	$1,611,541	(989,488)	$(10,888,954)	284,970	$2,938,948

Diversified Bond Fund Class N
Sold	-	$-	405	$4,397	17,975	$187,657
Issued as reinvestment of dividends	10	105	473	4,970	8,480	86,409
Redeemed	-	-	(17,434)	(184,113)	(168,191)	(1,742,992)

Net increase (decrease)	10	$105	(16,556)	$(174,746)	(141,736)	$(1,468,926)

High Yield Fund Class Z**
Sold	5,953,976	$55,063,722	9,117,001	$81,836,139
Issued as reinvestment of dividends	733,492	6,322,701	-	-
Redeemed	(4,736,355)	(43,251,727)	(683,825)	(6,187,997)

Net increase (decrease)	1,951,113	$18,134,696	8,433,176	$75,648,142

High Yield Fund Class S
Sold	1,499,216	$13,359,558	1,799,059	$16,454,914	2,213,474	$19,532,323
Issued as reinvestment of dividends	93,289	806,955	570,802	4,926,019	707,788	5,910,034
Redeemed	(3,404,456)	(31,045,375)	(4,327,811)	(39,646,017)	(5,385,796)	(48,046,723)

Net increase (decrease)	(1,811,951)	$(16,878,862)	(1,957,950)	$(18,265,084)	(2,464,534)	$(22,604,366)

High Yield Fund Class Y
Sold	1,110,472	$10,173,773	1,128,685	$10,285,710	1,178,267	$10,350,056
Issued as reinvestment of dividends	365,618	3,162,596	550,354	4,771,568	453,082	3,796,826
Redeemed	(1,641,916)	(15,070,060)	(1,492,651)	(13,690,339)	(3,254,839)	(28,821,619)

Net increase (decrease)	(165,826)	$(1,733,691)	186,388	$1,366,939	(1,623,490)	$(14,674,737)

Notes to Financial Statements (Continued)

	Period Ended September 30, 2012+		Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount	Shares	Amount

High Yield Fund Class L
Sold	505,536	$4,710,704	1,483,305	$13,626,930	179,139	$1,555,433
Issued as reinvestment of dividends	34,517	296,498	54,947	473,093	41,961	349,535
Redeemed	(171,169)	(1,521,168)	(1,554,100)	(14,120,771)	(163,133)	(1,430,629)

Net increase (decrease)	368,884	$3,486,034	(15,848)	$(20,748)	57,967	$474,339

High Yield Fund Class A
Sold	1,577,476	$13,840,667	690,950	$6,241,730	749,951	$6,547,140
Issued as reinvestment of dividends	210,307	1,798,127	395,798	3,391,988	325,325	2,700,194
Redeemed	(941,352)	(8,553,190)	(1,851,023)	(16,715,067)	(1,001,941)	(8,722,272)

Net increase (decrease)	846,431	$7,085,604	(764,275)	$(7,081,349)	73,335	$525,062

High Yield Fund Class N
Sold	46,557	$425,680	10,792	$97,466	11,964	$104,076
Issued as reinvestment of dividends	2,114	18,352	6,080	52,842	6,331	53,181
Redeemed	(31,565)	(292,416)	(47,509)	(431,806)	(33,636)	(290,918)

Net increase (decrease)	17,106	$151,616	(30,637)	$(281,498)	(15,341)	$(133,661)

International Bond Fund Class S
Sold	2,066,556	$21,324,818	3,632,132	$38,033,883	545,992	$5,399,714
Issued as reinvestment of dividends	166,775	1,672,757	132,292	1,288,526	1,832	18,643
Redeemed	(2,125,247)	(21,718,473)	(1,205,080)	(12,747,702)	(883,598)	(9,076,434)

Net increase (decrease)	108,084	$1,279,102	2,559,344	$26,574,707	(335,774)	$(3,658,077)

International Bond Fund Class Y
Sold	28,057	$286,518	-	$-	-	$-
Issued as reinvestment of dividends	351	3,520	563	5,478	1	8
Redeemed	-	-	-	-	(1,527)	(16,001)

Net increase (decrease)	28,408	$290,038	563	$5,478	(1,526)	$(15,993)

International Bond Fund Class L
Sold	3,160	$33,631	2,052,793	$21,226,514	-	$-
Issued as reinvestment of dividends	-	-	548	5,333	-	-
Redeemed	(2)	(16)	(2,052,701)	(21,614,942)	(1,503)	(15,721)

Net increase (decrease)	3,158	$33,615	640	$(383,095)	(1,503)	$(15,721)

Notes to Financial Statements (Continued)

	Period Ended September 30, 2012+		Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount	Shares	Amount

International Bond Fund Class A
Sold	51,358	$526,182	57,469	$602,173	84,329	$857,506
Issued as reinvestment of dividends	3,229	32,227	5,366	51,995	-	-
Redeemed	(74,704)	(763,774)	(51,919)	(538,695)	(45,436)	(445,543)

Net increase (decrease)	(20,117)	$(205,365)	10,916	$115,473	38,893	$411,963

International Bond Fund Class N***
Sold					-	$-
Issued as reinvestment of dividends					-	-
Redeemed					(11,221)	(118,239)

Net increase (decrease)					(11,221)	$(118,239)

Balanced Fund Class S
Sold	690,747	$7,390,088	560,807	$5,743,009	646,146	$6,092,199
Issued as reinvestment of dividends	201,741	1,993,202	207,964	2,081,718	296,853	2,707,304
Redeemed	(1,444,296)	(15,235,504)	(2,396,920)	(24,641,827)	(2,060,973)	(19,353,195)

Net increase (decrease)	(551,808)	$(5,852,214)	(1,628,149)	$(16,817,100)	(1,117,974)	$(10,553,692)

Balanced Fund Class Y
Sold	127,538	$1,450,155	58,154	$616,008	233,948	$2,233,416
Issued as reinvestment of dividends	8,609	87,987	7,218	74,703	5,068	47,794
Redeemed	(33,559)	(373,488)	(46,472)	(491,764)	(46,905)	(448,235)

Net increase (decrease)	102,588	$1,164,654	18,900	$198,947	192,111	$1,832,975

Balanced Fund Class L
Sold	234,129	$2,551,800	29,820	$302,811	279,040	$2,519,319
Issued as reinvestment of dividends	816	8,115	5,827	58,152	5,087	46,340
Redeemed	(30,416)	(331,151)	(308,308)	(3,027,425)	(164,753)	(1,496,787)

Net increase (decrease)	204,529	$2,228,764	(272,661)	$(2,666,462)	119,374	$1,068,872

Balanced Fund Class A
Sold	594,826	$6,369,033	237,564	$2,423,188	701,006	$6,524,281
Issued as reinvestment of dividends	21,757	212,131	17,675	174,809	15,264	137,683
Redeemed	(265,622)	(2,829,686)	(254,781)	(2,596,461)	(299,523)	(2,802,452)

Net increase (decrease)	350,961	$3,751,478	458	$1,536	416,747	$3,859,512

Balanced Fund Class N***
Sold					-	$-
Issued as reinvestment of dividends					-	-
Redeemed					(13,377)	(121,245)

Net increase (decrease)					(13,377)	$(121,245)

Notes to Financial Statements (Continued)

	Period Ended September 30, 2012+		Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount	Shares	Amount

Value Fund Class S
Sold	262,309	$3,723,758	695,491	$10,212,977	547,969	$7,063,981
Issued as reinvestment of dividends	179,620	2,329,663	156,022	2,231,112	303,670	3,844,468
Redeemed	(2,104,005)	(30,041,805)	(2,388,847)	(34,265,383)	(3,654,900)	(47,141,171)

Net increase (decrease)	(1,662,076)	$(23,988,384)	(1,537,334)	$(21,821,294)	(2,803,261)	$(36,232,722)

Value Fund Class Y
Sold	2,631	$36,616	1,527	$22,487	10,650	$141,738
Issued as reinvestment of dividends	172	2,246	134	1,923	1,664	21,084
Redeemed	(4,682)	(67,510)	(5,816)	(86,732)	(80,138)	(1,025,157)

Net increase (decrease)	(1,879)	$(28,648)	(4,155)	$(62,322)	(67,824)	$(862,335)

Value Fund Class L
Sold	84,666	$1,210,773	283,983	$4,251,549	176,287	$2,275,917
Issued as reinvestment of dividends	20,849	271,243	19,471	279,210	42,347	537,389
Redeemed	(280,839)	(4,066,458)	(648,642)	(9,424,646)	(624,496)	(8,148,970)

Net increase (decrease)	(175,324)	$(2,584,442)	(345,188)	$(4,893,887)	(405,862)	$(5,335,664)

Value Fund Class A
Sold	71,383	$1,020,509	103,430	$1,461,492	85,060	$1,109,931
Issued as reinvestment of dividends	7,358	95,730	8,572	122,659	20,229	256,297
Redeemed	(149,207)	(2,134,169)	(394,324)	(5,649,973)	(368,548)	(4,685,752)

Net increase (decrease)	(70,466)	$(1,017,930)	(282,322)	$(4,065,822)	(263,259)	$(3,319,524)

Value Fund Class N
Sold	243	$3,333	658	$9,506	606	$7,783
Issued as reinvestment of dividends	35	459	27	395	91	1,146
Redeemed	(3,833)	(53,042)	(861)	(12,272)	(2,689)	(34,052)

Net increase (decrease)	(3,555)	$(49,250)	(176)	$(2,371)	(1,992)	$(25,123)

Disciplined Value Fund Class S
Sold	1,629,447	$16,967,675	9,666,741	$98,717,862	2,405,296	$22,022,799
Issued as reinvestment of dividends	416,949	3,902,644	265,370	2,603,279	343,551	3,023,250
Redeemed	(3,445,273)	(36,050,218)	(4,426,483)	(44,936,237)	(4,944,508)	(45,201,674)

Net increase (decrease)	(1,398,877)	$(15,179,899)	5,505,628	$56,384,904	(2,195,661)	$(20,155,625)

Disciplined Value Fund Class Y
Sold	1,455,872	$15,096,846	974,935	$9,674,110	982,410	$8,821,409
Issued as reinvestment of dividends	103,221	960,990	104,272	1,017,694	144,220	1,263,365
Redeemed	(1,074,879)	(10,971,457)	(1,680,660)	(17,312,297)	(2,808,220)	(25,458,458)

Net increase (decrease)	484,214	$5,086,379	(601,453)	$(6,620,493)	(1,681,590)	$(15,373,684)

Notes to Financial Statements (Continued)

	Period Ended September 30, 2012+		Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount	Shares	Amount

Disciplined Value Fund Class L
Sold	75,188	$812,579	1,490,223	$15,275,665	1,226,463	$11,028,390
Issued as reinvestment of dividends	-	-	110,947	1,080,621	141,826	1,239,561
Redeemed	(34,514)	(365,276)	(8,525,382)	(86,570,216)	(1,997,620)	(17,899,805)

Net increase (decrease)	40,674	$447,303	(6,924,212)	$(70,213,930)	(629,331)	$(5,631,854)

Disciplined Value Fund Class A
Sold	147,821	$1,491,208	182,379	$1,789,999	176,178	$1,593,966
Issued as reinvestment of dividends	14,136	130,901	13,640	132,449	21,249	185,075
Redeemed	(240,811)	(2,489,579)	(280,903)	(2,768,051)	(514,534)	(4,556,631)

Net increase (decrease)	(78,854)	$(867,470)	(84,884)	$(845,603)	(317,107)	$(2,777,590)

Disciplined Value Fund Class N
Sold	642	$7,014	1,163	$11,541	1,073	$9,616
Issued as reinvestment of dividends	33	311	112	1,095	252	2,211
Redeemed	(2,519)	(25,385)	(8,202)	(85,914)	(8,564)	(82,007)

Net increase (decrease)	(1,844)	$(18,060)	(6,927)	$(73,278)	(7,239)	$(70,180)

Main Street Fund Class S
Sold	585,083	$5,568,235	730,747	$6,354,165	798,291	$6,249,030
Issued as reinvestment of dividends	106,551	901,422	127,157	1,118,985	216,070	1,650,773
Redeemed	(1,714,936)	(16,311,886)	(2,841,397)	(25,081,646)	(3,575,304)	(28,153,199)

Net increase (decrease)	(1,023,302)	$(9,842,229)	(1,983,493)	$(17,608,496)	(2,560,943)	$(20,253,396)

Main Street Fund Class Y
Sold	477,392	$4,798,826	51,632	$473,478	242,939	$1,978,463
Issued as reinvestment of dividends	-	-	2,127	18,824	0 ++	1
Redeemed	(8,581)	(87,243)	(292,946)	(2,525,235)	(13,752)	(115,788)

Net increase (decrease)	468,811	$4,711,583	(239,187)	$(2,032,933)	229,187	$1,862,676

Main Street Fund Class L
Sold	244,276	$2,320,742	348,628	$3,093,575	333,055	$2,618,960
Issued as reinvestment of dividends	27,328	230,920	36,677	322,753	65,054	497,012
Redeemed	(1,676,291)	(16,112,520)	(1,250,346)	(11,119,454)	(1,130,266)	(8,778,977)

Net increase (decrease)	(1,404,687)	$(13,560,858)	(865,041)	$(7,703,126)	(732,157)	$(5,663,005)

Main Street Fund Class A
Sold	456,107	$4,377,900	199,426	$1,719,009	121,356	$939,744
Issued as reinvestment of dividends	2,832	23,819	4,959	43,337	11,599	88,035
Redeemed	(223,810)	(2,077,660)	(366,502)	(3,173,123)	(439,296)	(3,373,896)

Net increase (decrease)	235,129	$2,324,059	(162,117)	$(1,410,777)	(306,341)	$(2,346,117)

Notes to Financial Statements (Continued)

	Period Ended September 30, 2012+		Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount	Shares	Amount

Main Street Fund Class N
Sold	1,425	$13,124	16,242	$129,572	23,816	$187,814
Issued as reinvestment of dividends	48	407	34	301	22	167
Redeemed	(30,020)	(279,299)	(10,534)	(94,160)	(6,947)	(53,737)

Net increase (decrease)	(28,547)	$(265,768)	5,742	$35,713	16,891	$134,244

Capital Appreciation Fund Class S
Sold	549,203	$6,245,890	654,600	$6,994,374	1,683,798	$16,120,276
Issued as reinvestment of dividends	185,422	1,870,912	147,912	1,569,344	129,940	1,243,528
Redeemed	(7,057,979)	(80,367,728)	(20,938,758)	(221,295,228)	(9,878,432)	(94,996,168)

Net increase (decrease)	(6,323,354)	$(72,250,926)	(20,136,246)	$(212,731,510)	(8,064,694)	$(77,632,364)

Capital Appreciation Fund Class Y
Sold	471,432	$5,564,059	49,459	$530,030	104,707	$997,500
Issued as reinvestment of dividends	776	7,821	2,475	26,161	2,171	20,710
Redeemed	(31,093)	(359,932)	(771,960)	(8,497,039)	(901,522)	(8,845,941)

Net increase (decrease)	441,115	$5,211,948	(720,026)	$(7,940,848)	(794,644)	$(7,827,731)

Capital Appreciation Fund Class L
Sold	169,148	$1,911,430	496,249	$5,274,959	1,478,449	$14,135,232
Issued as reinvestment of dividends	11,170	111,929	5,883	61,944	425	4,042
Redeemed	(597,905)	(6,868,585)	(2,301,421)	(24,579,579)	(3,633,400)	(35,916,254)

Net increase (decrease)	(417,587)	$(4,845,226)	(1,799,289)	$(19,242,676)	(2,154,526)	$(21,776,980)

Capital Appreciation Fund Class A
Sold	496,986	$5,539,207	291,897	$3,084,606	512,399	$4,795,175
Issued as reinvestment of dividends	29,025	290,256	760	7,982	-	-
Redeemed	(3,695,716)	(41,699,012)	(5,317,553)	(56,823,565)	(7,582,833)	(71,279,595)

Net increase (decrease)	(3,169,705)	$(35,869,549)	(5,024,896)	$(53,730,977)	(7,070,434)	$(66,484,420)

Capital Appreciation Fund Class N
Sold	2,994	$32,829	5,540	$57,650	26,276	$246,430
Issued as reinvestment of dividends	-	-	-	-	-	-
Redeemed	(5,038)	(52,443)	(21,411)	(230,631)	(120,848)	(1,101,845)

Net increase (decrease)	(2,044)	$(19,614)	(15,871)	$(172,981)	(94,572)	$(855,415)

Disciplined Growth Fund Class S
Sold	3,948,289	$41,336,729	11,933,147	$114,686,312	2,310,203	$19,136,757
Issued as reinvestment of dividends	205,568	1,885,057	90,333	846,424	90,931	729,267
Redeemed	(3,504,514)	(36,753,832)	(2,272,241)	(21,841,556)	(2,062,079)	(17,061,589)

Net increase (decrease)	649,343	$6,467,954	9,751,239	$93,691,180	339,055	$2,804,435

Notes to Financial Statements (Continued)

	Period Ended September 30, 2012+		Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount	Shares	Amount

Disciplined Growth Fund Class Y
Sold	883,755	$8,970,417	1,011,517	$9,777,643	1,014,528	$8,467,231
Issued as reinvestment of dividends	52,414	481,683	47,537	446,373	67,192	540,221
Redeemed	(871,267)	(8,775,997)	(951,326)	(9,028,185)	(2,414,544)	(20,038,117)

Net increase (decrease)	64,902	$676,103	107,728	$1,195,831	(1,332,824)	$(11,030,665)

Disciplined Growth Fund Class L
Sold	734,177	$7,851,989	2,249,476	$21,858,127	1,304,714	$10,709,630
Issued as reinvestment of dividends	-	-	64,988	608,941	78,844	632,328
Redeemed	(23,951)	(260,024)	(9,901,986)	(94,906,106)	(2,044,277)	(16,846,578)

Net increase (decrease)	710,226	$7,591,965	(7,587,522)	$(72,439,038)	(660,719)	$(5,504,620)

Disciplined Growth Fund Class A
Sold	805,387	$8,355,450	287,399	$2,763,660	172,801	$1,403,305
Issued as reinvestment of dividends	4,322	39,504	3,614	33,756	3,662	29,293
Redeemed	(172,979)	(1,777,735)	(137,513)	(1,299,467)	(191,831)	(1,572,864)

Net increase (decrease)	636,730	$6,617,219	153,500	$1,497,949	(15,368)	$(140,266)

Disciplined Growth Fund Class N***
Sold					-	$-
Issued as reinvestment of dividends					-	-
Redeemed					(13,085)	(104,125)

Net increase (decrease)					(13,085)	$(104,125)

Small/Mid Cap Opportunities Fund Class S
Sold	6,385,210	$60,964,921	604,510	$6,012,611	1,194,611	$10,381,328
Issued as reinvestment of dividends	94,434	872,574	100,115	987,135	91,022	720,893
Redemptions in-kind	(5,362,903)	(51,430,244)	-	-	-	-
Redeemed	(7,070,698)	(68,273,900)	(2,770,151)	(27,884,620)	(2,474,561)	(20,376,260)

Net increase (decrease)	(5,953,957)	$(57,866,649)	(2,065,526)	$(20,884,874)	(1,188,928)	$(9,274,039)

Small/Mid Cap Opportunities Fund Class Y
Sold	195,531	$2,084,740	33,816	$339,116	180,660	$1,503,024
Issued as reinvestment of dividends	724	6,689	1,170	11,538	585	4,635
Redeemed	(99,205)	(959,355)	(20,981)	(205,435)	(121,061)	(1,053,211)

Net increase (decrease)	97,050	$1,132,074	14,005	$145,219	60,184	$454,448

Notes to Financial Statements (Continued)

	Period Ended September 30, 2012+		Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount	Shares	Amount

Small/Mid Cap Opportunities Fund Class L
Sold	598,756	$6,165,786	39,130	$391,440	206,957	$1,783,932
Issued as reinvestment of dividends	1,471	13,546	851	8,366	2,834	22,305
Redeemed	(320,772)	(3,376,353)	(367,823)	(3,384,746)	(260,679)	(2,207,055)

Net increase (decrease)	279,455	$2,802,979	(327,842)	$(2,984,940)	(50,888)	$(400,818)

Small/Mid Cap Opportunities Fund Class A
Sold	1,178,112	$12,058,988	713,009	$7,099,523	1,099,021	$9,298,296
Issued as reinvestment of dividends	14,752	133,946	22,072	213,659	17,992	139,978
Redeemed	(1,839,473)	(19,091,327)	(2,323,827)	(22,311,950)	(2,272,611)	(18,468,056)

Net increase (decrease)	(646,609)	$(6,898,393)	(1,588,746)	$(14,998,768)	(1,155,598)	$(9,029,782)

Small/Mid Cap Opportunities Fund*** Class N
Sold					-	$-
Issued as reinvestment of dividends					-	-
Redeemed					(8,360)	(61,763)

Net increase (decrease)					(8,360)	$(61,763)

Global Fund Class S
Sold	513,894	$5,481,574	1,153,770	$12,891,475	1,379,464	$13,784,045
Issued as reinvestment of dividends	298,496	2,838,694	309,972	3,378,699	264,637	2,511,404
Redeemed	(2,565,548)	(26,847,033)	(2,809,940)	(31,111,199)	(3,347,810)	(32,298,727)

Net increase (decrease)	(1,753,158)	$(18,526,765)	(1,346,198)	$(14,841,025)	(1,703,709)	$(16,003,278)

Global Fund Class Y
Sold	176,286	$1,938,939	437,715	$4,831,883	378,172	$3,672,976
Issued as reinvestment of dividends	8,998	85,125	11,433	123,930	4,625	43,661
Redeemed	(188,406)	(1,980,674)	(415,381)	(4,510,348)	(102,172)	(979,092)

Net increase (decrease)	(3,122)	$43,390	33,767	$445,465	280,625	$2,737,545

Global Fund Class L
Sold	1,278,543	$13,353,647	1,196,943	$13,156,000	599,363	$5,899,740
Issued as reinvestment of dividends	139,006	1,321,950	150,703	1,642,661	154,221	1,462,011
Redeemed	(2,819,823)	(29,778,263)	(2,533,464)	(28,095,811)	(4,502,930)	(43,264,655)

Net increase (decrease)	(1,402,274)	$(15,102,666)	(1,185,818)	$(13,297,150)	(3,749,346)	$(35,902,904)

Global Fund Class A
Sold	762,398	$7,965,071	575,648	$6,327,533	830,635	$8,026,441
Issued as reinvestment of dividends	33,139	312,829	42,210	456,286	29,616	278,691
Redeemed	(654,886)	(6,817,090)	(992,661)	(10,833,618)	(654,316)	(6,289,533)

Net increase (decrease)	140,651	$1,460,810	(374,803)	$(4,049,799)	205,935	$2,015,599

Notes to Financial Statements (Continued)

	Period Ended September 30, 2012+		Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount	Shares	Amount

Global Fund Class N
Sold	20,303	$213,754	21,547	$238,221	20,634	$202,373
Issued as reinvestment of dividends	721	6,835	666	7,240	524	4,961
Redeemed	(16,301)	(165,781)	(15,490)	(172,094)	(38,571)	(359,784)

Net increase (decrease)	4,723	$54,808	6,723	$73,367	(17,413)	$(152,450)

International Equity Fund Class S
Sold	3,135,232	$38,949,609	4,625,608	$68,037,040	2,615,312	$33,764,294
Issued as reinvestment of dividends	4,024,053	44,626,752	414,147	5,860,173	478,509	5,956,646
Redeemed	(16,831,960)	(214,200,945)	(7,218,356)	(103,620,186)	(7,003,324)	(88,769,443)

Net increase (decrease)	(9,672,675)	$(130,624,584)	(2,178,601)	$(29,722,973)	(3,909,503)	$(49,048,503)

International Equity Fund Class Y
Sold	571,676	$7,256,719	622,783	$9,215,301	378,722	$4,780,217
Issued as reinvestment of dividends	207,499	2,299,092	9,638	136,382	24,265	301,593
Redeemed	(512,520)	(6,563,235)	(372,255)	(5,388,587)	(1,746,055)	(23,613,793)

Net increase (decrease)	266,655	$2,992,576	260,166	$3,963,096	(1,343,068)	$(18,531,983)

International Equity Fund Class L
Sold	466,992	$5,780,066	517,038	$7,572,679	767,017	$9,660,832
Issued as reinvestment of dividends	128,082	1,414,029	29,377	412,749	36,193	446,916
Redeemed	(331,255)	(4,120,199)	(3,341,708)	(49,400,655)	(1,762,732)	(22,245,202)

Net increase (decrease)	263,819	$3,073,896	(2,795,293)	$(41,415,227)	(959,522)	$(12,137,454)

International Equity Fund Class A
Sold	528,657	$6,390,187	712,101	$10,106,735	646,423	$8,072,739
Issued as reinvestment of dividends	504,237	5,460,879	23,480	325,667	27,267	332,794
Redeemed	(904,842)	(11,043,167)	(949,431)	(13,618,277)	(956,680)	(11,762,185)

Net increase (decrease)	128,052	$807,899	(213,850)	$(3,185,875)	(282,990)	$(3,356,652)

International Equity Fund Class N***
Sold					-	$-
Issued as reinvestment of dividends					-	-
Redeemed					(16,162)	(200,162)

Net increase (decrease)					(16,162)	$(200,162)

Focused International Fund Class Z*
Sold	4,988,383	$57,895,990	2,580,191	$30,807,436
Issued as reinvestment of dividends	20,370	206,554	0 ++	2
Redeemed	(951,456)	(10,583,612)	(453,565)	(5,340,771)

Net increase (decrease)	4,057,297	$47,518,932	2,126,626	$25,466,667

Notes to Financial Statements (Continued)

	Period Ended September 30, 2012+		Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount	Shares	Amount

Focused International Fund Class S
Sold	662,761	$7,017,038	2,354,882	$27,564,874	301,408	$3,269,295
Issued as reinvestment of dividends	20,263	205,670	34,343	395,980	156,242	1,685,855
Redeemed	(320,339)	(3,599,778)	(1,756,942)	(21,059,688)	(2,702,016)	(28,824,270)

Net increase (decrease)	362,685	$3,622,930	632,283	$6,901,166	(2,244,366)	$(23,869,120)

Focused International Fund Class Y
Sold	106,142	$1,179,272	118,018	$1,395,954	79,689	$856,739
Issued as reinvestment of dividends	5,070	51,354	12,176	140,147	25,850	278,403
Redeemed	(99,575)	(1,096,886)	(112,804)	(1,327,835)	(103,096)	(1,117,093)

Net increase (decrease)	11,637	$133,740	17,390	$208,266	2,443	$18,049

Focused International Fund Class L
Sold	164,156	$1,802,420	451,603	$5,356,753	367,432	$3,933,832
Issued as reinvestment of dividends	330	3,363	27,357	315,154	63,333	682,096
Redeemed	(80,070)	(893,354)	(1,658,899)	(19,453,248)	(487,748)	(5,333,233)

Net increase (decrease)	84,416	$912,429	(1,179,939)	$(13,781,341)	(56,983)	$(717,305)

Focused International Fund Class A
Sold	190,954	$2,106,138	238,306	$2,772,640	352,939	$3,825,675
Issued as reinvestment of dividends	2,989	30,244	36,776	422,195	112,828	1,210,640
Redeemed	(474,432)	(5,143,179)	(1,113,936)	(12,868,464)	(689,167)	(7,357,901)

Net increase (decrease)	(280,489)	$(3,006,797)	(838,854)	$(9,673,629)	(223,400)	$(2,321,586)

Focused International Fund Class N
Sold	21,546	$231,783	16,510	$190,259	16,000	$169,514
Issued as reinvestment of dividends	-	-	907	10,327	2,404	25,652
Redeemed	(20,645)	(226,574)	(19,017)	(221,246)	(21,676)	(237,981)

Net increase (decrease)	901	$5,209	(1,600)	$(20,660)	(3,272)	$(42,815)

Strategic Emerging Markets Fund Class Z**
Sold	5,234,160	$65,242,654	7,164,379	$113,582,138
Issued as reinvestment of dividends	1,727,239	18,498,727	-	-
Redeemed	(2,345,927)	(27,909,945)	(574,614)	(8,541,888)

Net increase (decrease)	4,615,472	$55,831,436	6,589,765	$105,040,250

Notes to Financial Statements (Continued)

	Period Ended September 30, 2012+		Year Ended October 31, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount	Shares	Amount

Strategic Emerging Markets Fund Class S
Sold	106,587	$1,328,500	1,974,957	$31,807,953	3,309,875	$52,647,305
Issued as reinvestment of dividends	60,670	658,272	674,021	10,919,140	553,628	8,370,853
Redeemed	(3,288,987)	(41,993,220)	(5,071,683)	(81,639,594)	(1,534,335)	(25,666,560)

Net increase (decrease)	(3,121,730)	$(40,006,448)	(2,422,705)	$(38,912,501)	2,329,168	$35,351,598

Strategic Emerging Markets Fund Class Y
Sold	1,492	$16,140	644	$10,379	-	$-
Issued as reinvestment of dividends	2,320	24,867	1,123	18,190	1,593	24,090
Redeemed	(287)	(3,592)	(3)	(51)	-	-

Net increase (decrease)	3,525	$37,415	1,764	$28,518	1,593	$24,090

Strategic Emerging Markets Fund Class L
Sold	5,247	$64,197	141,727	$2,378,410	1,433,380	$23,240,693
Issued as reinvestment of dividends	5	61	307,445	4,971,384	299,494	4,522,359
Redeemed	(61)	(698)	(3,660,402)	(57,545,450)	(178,183)	(2,838,543)

Net increase (decrease)	5,191	$63,560	(3,211,230)	$(50,195,656)	1,554,691	$24,924,509

Strategic Emerging Markets Fund Class A
Sold	33,194	$396,902	5,041	$80,803	24,538	$365,932
Issued as reinvestment of dividends	4,769	50,981	3,471	55,982	2,600	39,207
Redeemed	(34,580)	(404,855)	(17,221)	(262,193)	(4,580)	(70,926)

Net increase (decrease)	3,383	$43,028	(8,709)	$(125,408)	22,558	$334,213

Strategic Emerging Markets Fund Class N***
Sold					-	$-
Issued as reinvestment of dividends					-	-
Redeemed					(10,010)	(179,690)

Net increase (decrease)					(10,010)	$(179,690)

*	Class Z shares commenced operations on December 3, 2010.
**	Class Z shares commenced operations on March 1, 2011.
***	Class N shares were eliminated as of February 22, 2011.
+	For the period November 1, 2011 through September 30, 2012.
++	Amount rounds to less than 0.5 share.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the period ended September 30, 2012, no material amounts have been retained by the Distributor.

Notes to Financial Statements (Continued)

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Redemptions or exchanges of Class N shares made within eighteen months of purchase are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the period ended September 30, 2012, were waived for any redemptions or exchanges subject to such a charge.

6.	Federal Income Tax Information

At September 30, 2012, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Short-Duration Bond Fund	$486,963,108	$6,646,625	$(2,763,685)	$3,882,940
Inflation-Protected and Income Fund	587,693,464	39,003,295	(272,747)	38,730,548
Core Bond Fund	1,923,378,307	73,779,324	(13,987,857)	59,791,467
Diversified Bond Fund	141,014,494	5,578,145	(3,324,012)	2,254,133
High Yield Fund	228,023,706	10,575,880	(4,703,029)	5,872,851
International Bond Fund	55,961,275	2,437,745	(358,150)	2,079,595
Balanced Fund	129,333,797	8,495,096	(2,473,031)	6,022,065
Value Fund	145,117,031	15,388,139	(3,303,551)	12,084,588
Disciplined Value Fund	279,314,358	15,887,648	(3,981,647)	11,906,001
Main Street Fund	136,100,014	37,679,661	(2,879,330)	34,800,331
Capital Appreciation Fund	237,166,523	79,581,398	(6,714,037)	72,867,361
Disciplined Growth Fund	264,564,494	31,294,960	(3,508,556)	27,786,404
Small/Mid Cap Opportunities Fund	135,285,729	16,715,577	(4,512,729)	12,202,848
Global Fund	328,222,328	81,330,589	(18,118,016)	63,212,573
International Equity Fund	447,353,833	106,259,219	(39,925,559)	66,333,660
Focused International Fund	156,893,398	13,526,967	(10,383,751)	3,143,216
Strategic Emerging Markets Fund	143,773,309	9,528,110	(9,880,464)	(352,354)

Note: The aggregate cost for investments for the Money Market Fund at September 30, 2012, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2012, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2016	Expiring 2017	Expiring 2018
Money Market Fund	$833,862	$-	$-
High Yield Fund	569,547	7,619,761	-
Balanced Fund	-	4,632,303	-
Value Fund	12,244,509	71,537,201	-

Notes to Financial Statements (Continued)

	Expiring 2016	Expiring 2017	Expiring 2018
Disciplined Value Fund	$26,229,548	$87,157,308	$-
Main Street Fund	-	52,682,757	-
Capital Appreciation Fund	-	46,146,076	-
Disciplined Growth Fund	-	542,401	-
Small/Mid Cap Opportunities Fund	-	27,271,744	-
Global Fund	-	18,889,955	949,075
Focused International Fund	3,427,266	15,014,828	-

At September 30, 2012, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Global Fund	$1,225,972	$662,623
Strategic Emerging Markets Fund	2,050,123	-

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the period ended September 30, 2012, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Money Market Fund	$25,541	$-	$-
Short-Duration Bond Fund	13,902,272	4,089,355	-
Inflation-Protected and Income Fund	13,275,211	-	-
Core Bond Fund	60,425,969	7,095,542	-
Diversified Bond Fund	9,056,942	3,818,339	-
High Yield Fund	12,418,263	-	-
International Bond Fund	1,708,504	-	-
Balanced Fund	2,301,979	-	-
Value Fund	2,699,872	-	-
Disciplined Value Fund	4,995,771	-	-
Main Street Fund	1,156,725	-	-
Capital Appreciation Fund	2,280,918	-	-
Disciplined Growth Fund	2,406,244	-	-
Small/Mid Cap Opportunities Fund	1,026,755	-	-
Global Fund	4,565,433	-	-
International Equity Fund	7,203,477	46,597,300	-
Focused International Fund	497,185	-	-
Strategic Emerging Markets Fund	1,555,673	17,677,235	-

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended October 31, 2011, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Money Market Fund	$15,747	$-	$-
Short-Duration Bond Fund	10,687,899	2,084,875	-
Inflation-Protected and Income Fund	7,808,693	-	-
Core Bond Fund	68,651,309	10,099,359	-
Diversified Bond Fund	9,147,406	1,939,644	-
High Yield Fund	13,673,342	-	-
International Bond Fund	1,351,332	-	-
Balanced Fund	2,389,850	-	-
Value Fund	2,636,367	-	-
Disciplined Value Fund	4,836,038	-	-
Main Street Fund	1,504,402	-	-
Capital Appreciation Fund	1,665,431	-	-
Disciplined Growth Fund	1,935,494	-	-
Small/Mid Cap Opportunities Fund	1,220,698	-	-
Global Fund	5,608,968	-	-
International Equity Fund	6,735,069	-	-
Focused International Fund	1,285,687	-	-
Strategic Emerging Markets Fund	3,159,338	12,805,358	-

The following Fund(s) have elected to pass through the foreign tax credit for the period ended September 30, 2012:

Amount
Global Fund	$631,239
International Equity Fund	761,024
Focused International Fund	312,149
Strategic Emerging Markets Fund	356,970

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2012, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, swap agreements, premium amortization accruals, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At September 30, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Money Market Fund	$31,874	$(833,862)	$(60,767)	$-
Short-Duration Bond Fund	8,014,654	4,184,393	(8,377)	3,881,791
Inflation-Protected and Income Fund	6,784,681	2,857,218	(20,281)	38,730,548
Core Bond Fund	50,652,767	10,148,468	(17,810)	59,789,831
Diversified Bond Fund	3,398,232	1,692,875	11,359	2,261,621
High Yield Fund	12,149,057	(8,189,308)	(12,194)	5,872,851

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
International Bond Fund	$760,449	$36,334	$(2,471)	$2,078,045
Balanced Fund	1,534,835	(4,632,303)	(14,694)	6,021,992
Value Fund	1,722,018	(83,781,710)	(43,397)	12,084,588
Disciplined Value Fund	4,449,160	(113,386,856)	(19,761)	11,905,999
Main Street Fund	1,267,367	(52,682,757)	(12,581)	34,800,317
Capital Appreciation Fund	1,439,910	(46,146,076)	(38,760)	72,937,796
Disciplined Growth Fund	2,546,843	(542,401)	(5,949)	27,786,404
Small/Mid Cap Opportunities Fund	456,034	(27,271,744)	(26,169)	12,202,847
Global Fund	3,762,413	(21,727,625)	(28,331)	63,224,584
International Equity Fund	6,201,691	15,006,972	(65,176)	66,410,070
Focused International Fund	1,963,638	(18,442,094)	(6,919)	3,163,556
Strategic Emerging Markets Fund	1,144,424	(2,050,123)	(7,376)	(353,768)

During the period ended September 30, 2012, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Money Market Fund	$(8,533)	$(2,055)	$10,588
Short-Duration Bond Fund	404	(1,356,594)	1,356,190
Inflation-Protected and Income Fund	207	(1,290,055)	1,289,848
Core Bond Fund	1,340	(2,881,211)	2,879,871
Diversified Bond Fund	185	22,809	(22,994)
High Yield Fund	126	26,796	(26,922)
International Bond Fund	27	(132,657)	132,630
Balanced Fund	168	(33,454)	33,286
Value Fund	415	193,444	(193,859)
Disciplined Value Fund	(202)	21,171	(20,969)
Main Street Fund	(955)	148,300	(147,345)
Capital Appreciation Fund	388	90,147	(90,535)
Disciplined Growth Fund	147	40,653	(40,800)
Small/Mid Cap Opportunities Fund	3,816,924	(3,732,266)	(84,658)
Global Fund	285	(466,700)	466,415
International Equity Fund	652	(550,304)	549,652
Focused International Fund	65	(4,647)	4,582
Strategic Emerging Markets Fund	78	105,731	(105,809)

The Funds did not have any unrecognized tax benefits at September 30, 2012, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the period ended September 30, 2012, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

Notes to Financial Statements (Continued)

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the period ended September 30, 2012, was as follows:

	Number of Shares Held as of 10/31/11	Purchases	Sales	Number of Shares Held as of 9/30/12	Value as of 9/30/12	Dividend Income	Net Realized Gain (Loss)
Global Fund
Oppenheimer Institutional Money Market Fund Class E*	3,756,997	49,127,004	47,701,896	5,182,105	$5,182,105	$5,647	$-

International Equity Fund
Oppenheimer Institutional Money Market Fund Class E*	14,359,185	101,767,508	100,614,907	15,511,786	$15,511,786	$29,190	$-
Ortivus AB Class A**	114,300	-	29,828	84,472	79,087	-	(60,447)
Ortivus AB Class B**	859,965	-	224,421	635,544	404,423	-	(3,857,526)

					$15,995,296	$29,190	$(3,917,973)

*	Fund advised by OppenheimerFunds, Inc.
**	Issuer was considered to be an affiliate of the Fund by virtue of the Fund owning 5% or more of its outstanding voting securities as of October 31, 2011. As of September 30, 2012, the issuer is no longer considered to be an affiliate of the Fund.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9. Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout transaction (“LBO”) by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amounts sought to be recovered from the Balanced Fund, Disciplined Value Fund, and Small/Mid Cap Opportunities Fund, plus interest and the Official Committee’s court costs, are approximately $44,200, $299,880, and $414,800, respectively.

In addition, on June 2, 2011, the Disciplined Value Fund and Small/Mid Cap Opportunities Fund, were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”) in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Funds cannot predict the outcome of these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Premier Funds and Shareholders of MassMutual Premier Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier International Bond Fund, MassMutual Premier Balanced Fund, MassMutual Premier Value Fund, MassMutual Premier Disciplined Value Fund, MassMutual Premier Main Street Fund, MassMutual Premier Capital Appreciation Fund, MassMutual Premier Disciplined Growth Fund, MassMutual Premier Small/Mid Cap Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, MassMutual Premier Focused International Fund, and MassMutual Premier Strategic Emerging Markets Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of September 30, 2012, and the related statements of operations for the eleven months ended September 30, 2012, and for the year ended October 31, 2011, the statement of cash flows for the MassMutual Premier Inflation-Protected and Income Fund for the eleven months ended September 30, 2012, and for the year ended October 31, 2011, the statements of changes in net assets for the eleven months ended September 30, 2012, and for each of the two years in the period ended October 31, 2011, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2012, the results of their operations for the eleven months ended September 30, 2012 and for the year ended October 31, 2011, the cash flows for the MassMutual Premier Inflation-Protected and Income Fund for the eleven months ended September 30, 2012, and for the year ended October 31, 2011, the changes in their net assets for the eleven months ended September 30, 2012, and for each of the two years in the period ended October 31, 2011, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

November 27, 2012

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of September 30, 2012; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Premier Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 69	Chairman Trustee	Since 2012 Since 2012	Retired.	91	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company); Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Allan W. Blair Age: 64	Trustee	Since 2012	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	91	Director (2001-2007), Future Works, Inc.; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Age: 54	Trustee Chairman	Since 2003 (2006-2012)	Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	91	Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Chairman (2006-2011), Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Age: 58	Trustee	Since 2004	Retired.	91	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 65	Trustee	Since 2012	Retired.	91	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

F. William Marshall, Jr. Age: 70	Trustee	Since 2012	Retired; Consultant (1999-2009).	122***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company); Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

C. Ann Merrifield Age: 61	Trustee	Since 2004	Retired; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	91	Director (1997-2007), Playtex Products, Inc.; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney Age: 60	Trustee	Since 2012	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut.	91	Trustee (since 2012) Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012) Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 67	Trustee	Since 2012	Retired.	93^^	Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (formerly known as MassMutual Corporate Investors) (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (formerly known as MassMutual Participation Investors) (closed-end investment company); Trustee (since 2003), Vice Chairman (2005-2007), MassMutual Select Funds (open-end investment company); Trustee (since 2003), Vice Chairman (2005-2007), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Elaine A. Sarsynski^^^ Age: 57	Trustee Vice Chairperson	Since 2011 (2011-2012)	Executive Vice President (since 2006), MassMutual.	91	Trustee (since 2008), MassMutual Select Funds (open-end investment company); Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 48	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	91

Andrew M. Goldberg Age: 46	Vice President, Secretary, and Chief Legal Officer Assistant Clerk	Since 2008 (2004- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	91

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nicholas H. Palmerino Age: 47	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	91

Philip S. Wellman Age: 48	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	91

Eric H. Wietsma Age: 46	President Vice President	Since 2008 (2006- 2008)	Senior Vice President (since 2010), Corporate Vice President (2007- 2010), Vice President (2005-2007), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	91

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ period ended September 30, 2012, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Balanced Fund	59.94%
Value Fund	100.00%
Disciplined Value Fund	100.00%
Main Street Fund	100.00%
Capital Appreciation Fund	100.00%
Disciplined Growth Fund	100.00%
Small/Mid Cap Opportunities Fund	100.00%
Global Fund	37.26%
International Equity Fund	1.48%

For the period ended September 30, 2012, the following Fund(s) earned the following foreign sources of income:

Amount
Global Fund	$6,242,321
International Equity Fund	12,122,128
Focused International Fund	3,936,457
Strategic Emerging Markets Fund	2,919,538

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the period ended September 30, 2012:

Qualified Dividend Income
Balanced Fund	$1,642,565
Value Fund	3,706,684
Disciplined Value Fund	6,570,437
Main Street Fund	2,501,451
Capital Appreciation Fund	4,584,391
Disciplined Growth Fund	4,513,398
Small/Mid Cap Opportunities Fund	1,434,376
Global Fund	7,357,076
International Equity Fund	11,784,067
Focused International Fund	3,511,196
Strategic Emerging Markets Fund	2,282,528

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in April and May 2012, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the Money Market Fund, Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, International Bond Fund, Balanced Fund, Value Fund, Disciplined Value Fund, Main Street Fund, Capital Appreciation Fund, Disciplined Growth Fund, Small/Mid Cap Opportunities Fund, Global Fund, International Equity Fund, Focused International Fund, and Strategic Emerging Markets Fund. In preparation for the meetings, the Trustees requested, and MassMutual and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MassMutual discussing the nature and quality of the services it provides as investment manager to the Funds; (ii) a profitability analysis prepared by MassMutual; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative management fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MassMutual and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MassMutual provides to the Funds, including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the capabilities of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MassMutual provided commentary and analysis regarding each Fund’s performance and expenses. The Committee also noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (ii) a wide range of information about each subadviser and its personnel with responsibility for providing services to the respective Fund and the fees payable to each subadviser by MassMutual. MassMutual reviewed with the Committee in detail the work MassMutual does in its oversight, administrative, and shareholder servicing roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to providing those services. Throughout the discussion, MassMutual responded to Committee members’ questions and provided additional information concerning each Fund.

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for each Fund. (References to any one- and three-year period below are to periods ended December 31, 2011. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that, in the case of a number of Funds, expense information showed the Funds to be in the first or second quartile of their peer groups (favorable), and performance information showed the Funds to have had first or second quartile investment performance in their performance categories for the most recent one- and three-year periods. These Funds included the Short-Duration Bond Fund, Inflation-Protected and Income Fund, Main Street Fund, Capital Appreciation Fund, Disciplined Growth Fund, Small/Mid Cap Opportunities Fund, and International Equity Fund. The Committee also considered that the Global Fund had expenses in the first quartile of its peer group, and performance for the three-year period that had been very favorable (second quartile), although its performance was slightly below the median of its performance category (58th percentile) for the one-year period. The Committee reviewed this information with MassMutual, including, as applicable, the factors that may have contributed to the decline in relative performance in the most recent year, and determined that further inquiry was not required at this time.

The Committee also considered that, in the case of a number of other Funds, expense information showed the Funds to be in the first or second quartile of their peer groups, and performance information showed the Funds to have had first or second quartile investment performance in their performance categories for the one-year period, showing an improvement from a third- or fourth-quartile performance ranking for the three-year period. These Funds included the Core Bond Fund, Diversified Bond Fund, High Yield Fund, International Bond Fund, Balanced Fund, Disciplined Value Fund, and Focused International Fund. For each of these Funds, the Committee reviewed with MassMutual the factors that had led to the improvement in performance and considered factors that may have contributed to the less favorable three-year performance numbers.

The Committee considered information regarding the other Funds, which had underperformed in recent periods compared to their peers. The Committee considered that each of the Funds had relatively favorable first quartile expenses, but had achieved unfavorable relative performance.

•

Money Market Fund – The Committee considered that the Fund had achieved third-quartile performance in the one- and three-year periods, but noted that, under current market conditions, very small differences in yield can affect comparative performance greatly, and that money market fund yields depend significantly less on investment adviser performance than on levels of yield support (expense limitations, fee waivers) provided to a fund.

•

Value Fund – The Committee considered that the Fund had experienced fourth-quartile (79th percentile) one-year performance, notwithstanding a strong second quartile (30th percentile) three-year performance. The Committee considered MassMutual’s statements that the one-year performance was affected by weak performance in the second half of 2011, but that MassMutual remains confident in the subadviser’s (OFI Institutional) strategy and capabilities.

•

Strategic Emerging Markets Fund – The Committee considered that the Fund has achieved third-quartile performance for the one- and three-year periods. The Committee considered MassMutual’s statements that the subadviser’s specific growth strategy had hurt performance in recent periods. The Committee also considered that the Fund’s lead portfolio managers had changed in 2011, and that MassMutual has undertaken to analyze the Fund’s performance in the coming year for evidence of the team’s ability to execute the Fund’s investment strategy successfully.

With respect to the Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, International Bond Fund, Balanced Fund, Value Fund, Disciplined Value Fund, Main Street Fund, Capital Appreciation Fund, Disciplined Growth Fund, Small/Mid Cap Opportunities Fund, Global Fund, International Equity Fund, Focused International Fund, and Strategic Emerging Markets Fund, the Committee considered, in addition to the other factors noted above, the fact that MassMutual was proposing a revised advisory fee schedule reflecting new breakpoints for each of the Funds.

In conjunction with its review of the Third-Party Report, the Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MassMutual’s advisory relationship with the various Funds, including: (i) a description of the revenue (including management fees and administrative and shareholder services fees, as applicable) and expense allocation methodology employed by MassMutual; and (ii) profitability

Other Information (Unaudited) (Continued)

information for each individual Fund. The discussions included consideration of the intangible benefits derived by MassMutual and its affiliates resulting from their relationships with the Funds and the so-called “fallout benefits” to MassMutual, such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MassMutual’s oversight of each Fund and the subadvisory process; (ii) MassMutual’s levels of profitability from its relationship with the various Funds were not excessive and the advisory fees payable under the Contracts and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MassMutual has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts were fair and reasonable with respect to each Fund and were in the best interests of each Fund’s shareholders.

Submission	of Matters to a Vote of Security Holders

Pursuant to a written consent, dated November 21, 2011, MassMutual, MassMutual RetireSMARTSM Conservative Fund, MassMutual RetireSMARTSM Moderate Fund, MassMutual RetireSMARTSM Moderate Growth Fund, MassMutual RetireSMARTSM Growth Fund, MassMutual RetireSMARTSM In Retirement Fund, MassMutual RetireSMARTSM 2010 Fund, MassMutual RetireSMARTSM 2015 Fund, MassMutual RetireSMARTSM 2020 Fund, MassMutual RetireSMARTSM 2025 Fund, MassMutual RetireSMARTSM 2030 Fund, MassMutual RetireSMARTSM 2035 Fund, MassMutual RetireSMARTSM 2040 Fund, MassMutual RetireSMARTSM 2045 Fund, and MassMutual RetireSMARTSM 2050 Fund, together, as the owner of a majority of the issued and outstanding shares of the Trust, elected Richard H. Ayers, Allan W. Blair, Nabil N. El-Hage, Maria D. Furman, R. Alan Hunter, Jr., Robert E. Joyal, F. William Marshall, Jr., C. Ann Merrifield, Susan B. Sweeney, and Elaine A. Sarsynski as Trustees of the Trust for indefinite terms of office.

Pursuant to a written consent, dated November 21, 2011, MassMutual, MassMutual RetireSMART Conservative Fund, MassMutual RetireSMART Moderate Fund, MassMutual RetireSMART Moderate Growth Fund, MassMutual RetireSMART Growth Fund, MassMutual RetireSMART In Retirement Fund, MassMutual RetireSMART 2010 Fund, MassMutual RetireSMART 2015 Fund, MassMutual RetireSMART 2020 Fund, MassMutual RetireSMART 2025 Fund, MassMutual RetireSMART 2030 Fund, MassMutual RetireSMART 2035 Fund, MassMutual RetireSMART 2040 Fund, MassMutual RetireSMART 2045 Fund, and MassMutual RetireSMART 2050 Fund, together, as the owner of a majority of the issued and outstanding shares of the Trust, approved an Amended and Restated Agreement and Declaration of Trust, as described in the Information Statement dated October 31, 2011.

Pursuant to a written consent, dated November 21, 2011, MassMutual, MassMutual RetireSMART Conservative Fund, MassMutual RetireSMART Moderate Fund, MassMutual RetireSMART Moderate Growth Fund, MassMutual RetireSMART Growth Fund, MassMutual RetireSMART In Retirement Fund, MassMutual RetireSMART 2010 Fund, MassMutual RetireSMART 2015 Fund, MassMutual RetireSMART 2020 Fund, MassMutual RetireSMART 2025 Fund, MassMutual RetireSMART 2030 Fund, MassMutual RetireSMART 2035 Fund, MassMutual RetireSMART 2040 Fund, MassMutual RetireSMART 2045 Fund, and MassMutual RetireSMART 2050 Fund, together, as the owner of a majority of the issued and outstanding shares of the High Yield Fund, International Bond Fund, Disciplined Value Fund, Disciplined Growth Fund, Focused International Fund, and Strategic Emerging Markets Fund (each a “Fund”), approved an amended an restated investment management agreement for each Fund, as described in the Information Statement dated October 31, 2011.

Other Information (Unaudited) (Continued)

Pursuant to a written consent, dated November 21, 2011, MassMutual, MassMutual RetireSMART Conservative Fund, MassMutual RetireSMART Moderate Fund, MassMutual RetireSMART Moderate Growth Fund, MassMutual RetireSMART Growth Fund, MassMutual RetireSMART In Retirement Fund, MassMutual RetireSMART 2010 Fund, MassMutual RetireSMART 2015 Fund, MassMutual RetireSMART 2020 Fund, MassMutual RetireSMART 2025 Fund, MassMutual RetireSMART 2030 Fund, MassMutual RetireSMART 2035 Fund, MassMutual RetireSMART 2040 Fund, MassMutual RetireSMART 2045 Fund, and MassMutual RetireSMART 2050 Fund, together, as the owner of a majority of the issued and outstanding shares of the High Yield Fund, International Bond Fund, Disciplined Value Fund, Disciplined Growth Fund, Focused International Fund, and Strategic Emerging Markets Fund (each a “Fund”), approved an amendment to each Fund’s fundamental investment restriction with respect to investment in commodities and commodity contracts, as described in the Information Statement dated October 31, 2011.

Pursuant to a written consent, dated November 21, 2011, MassMutual, as the owner of a majority of the issued and outstanding shares of the Money Market Fund, Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, Balanced Fund, Value Fund, Main Street Fund, Capital Appreciation Fund, Small/Mid Cap Opportunities Fund, Global Fund, and International Equity Fund (each a “Fund”), approved an amended an restated investment management agreement for each Fund, as described in the Information Statement dated October 31, 2011.

Pursuant to a written consent, dated November 21, 2011, MassMutual, as the owner of a majority of the issued and outstanding shares of the Money Market Fund, Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, Balanced Fund, Value Fund, Main Street Fund, Capital Appreciation Fund, Small/Mid Cap Opportunities Fund, Global Fund, and International Equity Fund (each a “Fund”), approved an amendment to each Fund’s fundamental investment restriction with respect to investment in commodities and commodity contracts, as described in the Information Statement dated October 31, 2011.

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2012

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2012:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2012.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Money Market Fund
Class S	$1,000	0.18%	$1,000.00	$0.90	$1,024.20	$0.92
Class Y	1,000	0.18%	1,000.00	0.90	1,024.20	0.92
Class A	1,000	0.18%	1,000.00	0.90	1,024.20	0.92
Short-Duration Bond Fund
Class Z	1,000	0.37%	1,016.00	1.87	1,023.30	1.88
Class S	1,000	0.56%	1,014.10	2.84	1,022.30	2.85
Class Y	1,000	0.61%	1,015.20	3.09	1,022.10	3.10
Class L	1,000	0.69%	1,013.30	3.49	1,021.70	3.51
Class A	1,000	0.94%	1,013.40	4.76	1,020.40	4.77
Class N	1,000	1.24%	1,010.60	6.27	1,018.90	6.29

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Inflation-Protected and Income Fund
Class Z	$1,000	0.45%	$1,053.40	$2.32	$1,022.90	$2.29
Class S	1,000	0.56%	1,053.40	2.89	1,022.30	2.85
Class Y	1,000	0.66%	1,052.70	3.41	1,021.80	3.35
Class L	1,000	0.81%	1,052.20	4.18	1,021.10	4.12
Class A	1,000	0.96%	1,051.70	4.95	1,020.30	4.88
Class N	1,000	1.26%	1,049.70	6.49	1,018.80	6.39
Core Bond Fund
Class Z	1,000	0.38%	1,043.90	1.95	1,023.20	1.93
Class S	1,000	0.59%	1,042.10	3.03	1,022.20	3.00
Class Y	1,000	0.64%	1,043.20	3.29	1,021.90	3.25
Class L	1,000	0.71%	1,042.50	3.65	1,021.60	3.61
Class A	1,000	0.96%	1,041.10	4.93	1,020.30	4.88
Class N	1,000	1.28%	1,038.60	6.56	1,018.70	6.50
Diversified Bond Fund
Class Z	1,000	0.58%	1,049.50	2.99	1,022.20	2.95
Class S	1,000	0.78%	1,045.50	4.01	1,021.20	3.96
Class Y	1,000	0.83%	1,045.50	4.27	1,021.00	4.22
Class L	1,000	0.84%	1,046.10	4.32	1,020.90	4.27
Class A	1,000	1.08%	1,044.30	5.55	1,019.70	5.48
Class N	1,000	1.37%	1,043.10	7.04	1,018.20	6.95
High Yield Fund
Class Z	1,000	0.50%	1,070.00	2.60	1,022.60	2.54
Class S	1,000	0.70%	1,068.70	3.64	1,021.60	3.56
Class Y	1,000	0.75%	1,067.60	3.90	1,021.40	3.81
Class L	1,000	0.90%	1,067.00	4.68	1,020.60	4.57
Class A	1,000	1.15%	1,066.30	5.97	1,019.40	5.84
Class N	1,000	1.45%	1,064.20	7.52	1,017.80	7.35
International Bond Fund
Class S	1,000	0.75%	1,049.50	3.86	1,021.40	3.81
Class Y	1,000	0.80%	1,049.50	4.12	1,021.10	4.06
Class L	1,000	0.95%	1,048.00	4.89	1,020.40	4.82
Class A	1,000	1.20%	1,046.80	6.17	1,019.10	6.09
Balanced Fund
Class S	1,000	0.60%	1,032.80	3.07	1,022.10	3.05
Class Y	1,000	0.76%	1,032.60	3.88	1,021.30	3.86
Class L	1,000	0.93%	1,032.60	4.75	1,020.50	4.72
Class A	1,000	1.16%	1,030.50	5.92	1,019.30	5.89
Value Fund
Class S	1,000	0.62%	1,014.60	3.14	1,022.00	3.15
Class Y	1,000	0.72%	1,013.90	3.64	1,021.50	3.66
Class L	1,000	0.83%	1,013.30	4.20	1,021.00	4.22
Class A	1,000	1.12%	1,012.00	5.66	1,019.50	5.69
Class N	1,000	1.44%	1,010.00	7.28	1,017.90	7.30
Disciplined Value Fund
Class S	1,000	0.52%	1,040.60	2.67	1,022.50	2.64
Class Y	1,000	0.61%	1,039.90	3.13	1,022.10	3.10
Class L	1,000	0.75%	1,039.20	3.84	1,021.40	3.81
Class A	1,000	1.00%	1,038.20	5.12	1,020.10	5.08
Class N	1,000	1.30%	1,036.10	6.65	1,018.60	6.60

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Main Street Fund
Class S	$1,000	0.71%	$1,018.70	$3.60	$1,021.60	$3.61
Class Y	1,000	0.76%	1,017.50	3.85	1,021.30	3.86
Class L	1,000	0.91%	1,016.80	4.61	1,020.60	4.62
Class A	1,000	1.16%	1,015.90	5.88	1,019.30	5.89
Class N	1,000	1.46%	1,014.90	7.39	1,017.80	7.41
Capital Appreciation Fund
Class S	1,000	0.71%	1,010.10	3.59	1,021.60	3.61
Class Y	1,000	0.82%	1,009.30	4.14	1,021.00	4.17
Class L	1,000	0.97%	1,008.50	4.90	1,020.30	4.93
Class A	1,000	1.09%	1,008.50	5.50	1,019.70	5.53
Class N	1,000	1.46%	1,006.10	7.36	1,017.80	7.41
Disciplined Growth Fund
Class S	1,000	0.52%	1,022.90	2.64	1,022.50	2.64
Class Y	1,000	0.61%	1,021.00	3.10	1,022.10	3.10
Class L	1,000	0.75%	1,020.90	3.81	1,021.40	3.81
Class A	1,000	1.00%	1,020.20	5.08	1,020.10	5.08
Small/Mid Cap Opportunities Fund
Class S	1,000	0.69%	998.20	3.47	1,021.70	3.51
Class Y	1,000	0.79%	997.30	3.97	1,021.20	4.01
Class L	1,000	0.89%	997.30	4.47	1,020.70	4.52
Class A	1,000	1.14%	995.40	5.72	1,019.40	5.79
Global Fund
Class S	1,000	0.89%	991.10	4.45	1,020.70	4.52
Class Y	1,000	1.03%	991.10	5.16	1,020.00	5.23
Class L	1,000	1.14%	990.20	5.70	1,019.40	5.79
Class A	1,000	1.43%	988.40	7.15	1,017.90	7.25
Class N	1,000	1.52%	988.40	7.60	1,017.50	7.71
International Equity Fund
Class S	1,000	1.06%	1,001.50	5.33	1,019.80	5.38
Class Y	1,000	1.09%	1,000.08	5.48	1,019.70	5.53
Class L	1,000	1.24%	1,000.08	6.24	1,018.90	6.29
Class A	1,000	1.49%	999.20	7.49	1,017.60	7.56
Focused International Fund
Class Z	1,000	0.96%	1000.90	4.83	1,020.30	4.88
Class S	1,000	1.05%	999.10	5.28	1,019.90	5.33
Class Y	1,000	1.15%	999.10	5.78	1,019.40	5.84
Class L	1,000	1.30%	998.30	6.53	1,018.60	6.60
Class A	1,000	1.55%	997.40	7.78	1,017.30	7.86
Class N	1,000	1.96%	995.60	9.83	1,015.30	9.93
Strategic Emerging Markets Fund
Class Z	1,000	0.99%	973.30	4.91	1,020.20	5.03
Class S	1,000	1.15%	972.80	5.70	1,019.40	5.84
Class Y	1,000	1.25%	971.70	6.20	1,018.90	6.34
Class L	1,000	1.40%	971.10	6.94	1,018.10	7.10
Class A	1,000	1.65%	969.90	8.17	1,016.80	8.36

*	Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2012, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

Distributor:

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

November 29, 2012

©2012 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives.	L4544 1112 C:31113-00

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Barings Dynamic Allocation Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Barings Dynamic Allocation Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“MassMutual believes you can most effectively pursue your retirement goals by creating a long-term investment plan designed to suit your investment time horizon and your tolerance for risk, monitoring that plan regularly, and making changes to your plan when appropriate.”

September 30, 2012

Investors navigate good and bad economic news and drive stocks higher here and abroad

I am pleased to present you with the MassMutual Barings Dynamic Allocation Fund (the “Fund”) Annual Report, covering the period from the Fund’s inception on November 28, 2011 through September 30, 2012. Most major global equity markets advanced strongly for the period, despite the volatility and weak stock performance that characterized the second quarter of 2012. The market advance occurred in an environment that included both continued global economic malaise and positive signs for the future. The willingness of some central bankers and country leaders to take bold steps to help resolve ongoing problems in both Europe and the U.S. encouraged investors. Other reasons for optimism also emerged during the period, including signs of a strengthening housing market in the U.S., positive earnings reports from companies in numerous industries, and improvements in U.S. employment statistics.

MassMutual believes you can most effectively pursue your retirement goals by creating a long-term investment plan designed to suit your investment time horizon and your tolerance for risk, monitoring that plan regularly, and making changes to your plan when appropriate. Keeping certain investing guidelines in mind (such as those below) can help you maintain your long-term perspective.

Investing guidelines for retirement investors

Time may be your ally

Investing for retirement is a decades-long process for most people. The financial markets will be volatile from time to time, but many patient investors who have taken a long-term approach have managed to ride out the downturns and have successfully grown their account balances and reached their retirement goals over time.

Continue to invest

Some of the most sophisticated investors believe that individuals who can weather a bear market have the potential to be rewarded by amassing larger positions at more favorable prices (relative to those who do not continue to invest during a down market). That’s why many financial professionals believe it’s important to stay in the market, regardless of short-term results.

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are investment types that typically behave differently depending upon the economic and market environment. Those broad investment types contain an even greater array of sub-categories (such as small-cap stocks, international stocks, high-yield bonds, etc.). Many financial experts believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a portfolio that includes a mix of investment types and sub-categories.

1

MassMutual Barings Dynamic Allocation Fund – President’s Letter to Shareholders (Unaudited) (Continued)

Get on track, stay on track

We believe doing business with MassMutual is the sign of a good decision. MassMutual focuses on the long term and encourages all retirement investors to do the same. If you work with a financial professional, this could be an ideal time to contact him or her to help you evaluate and fine-tune your retirement-planning strategy, taking into consideration your investment time frame and risk tolerance to get and keep you on track toward your long-term investment objectives. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 10/1/12 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MassMutual Barings Dynamic Allocation Fund – Economic and Market Overview (Unaudited)

September 30, 2012

Stock markets advance substantially despite ongoing uncertainty

For the year ended September 30, 2012,* broad stock market indexes in the U.S. and abroad notched substantial increases, as optimistic investors overcame concerns about the sovereign debt crisis in Europe and unsteady economic growth here at home to drive stocks higher. The U.S. Federal Reserve (the “Fed”) and other central banks from across the globe helped calm occasionally jittery markets by implementing actions intended to stimulate their respective economies, and key interest rates remained near historical lows. U.S. manufacturing, employment, and housing statistics told a story of an economy unsure of its strength at certain times, but still indicated continued improvement overall for the year.

The price of oil trended higher through much of the first half of the yearlong period, going from around $79 per barrel on October 1, 2011, to a peak of nearly $110 in late February 2012. Oil prices dropped 30% to around $78 in late June and finished September at $92.18. Gasoline prices mainly moved in a similar fashion, with consumers getting some needed relief at the pumps during the early summer of 2012 in between bouts with much higher prices. Gold started the period at around $1,625 per ounce and rose over the 12 months. The price of the precious metal gyrated by about $215 during the yearlong period, before settling at $1,771.10 at the end of September 2012.

The Fed continued to keep interest rates at historically low levels, with the federal funds rate remaining at 0.0% to 0.25% – the level the rate has occupied since December 2008 – in an ongoing attempt to stimulate the economy. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. In October 2011, The Fed implemented “Operation Twist,” the stimulus program under which the Fed has been aiming to boost economic growth by causing long-term interest rates to decline by selling shorter-term U.S. Treasury securities and using the proceeds to buy those with longer terms. The central bank confirmed its commitment to keeping interest rates low, stating in its Federal Open Market Committee meeting notes in April that economic conditions were “expected to warrant an exceptionally low federal funds rate through late 2014.” In June, the Fed announced its extension of Operation Twist through the end of 2012. In September, Chairman Ben Bernanke announced the Fed’s decision to launch a third round of quantitative easing, or QE3, which involves the central bank’s purchase of $40 billion in agency mortgage-backed securities per month in an effort to lower mortgage rates and spur greater activity in the housing market.

Market performance

U.S. and foreign equities rewarded investors for the year ended September 30, 2012, with U.S. stocks leading the charge. The small-cap Russell 2000® Index was the standout performer for the year, with its 31.91% advance. The S&P 500® Index (the “S&P 500”), which measures the performance of large-cap stocks in the U.S., gained 30.20%. Technology stock benchmark the NASDAQ Composite® Index (“NASDAQ”) posted an impressive 29.02% return. Also posting a double-digit advance was the Dow Jones Industrial AverageSM (the “Dow”), a well-known measure of blue-chip stock performance, which gained 26.52%. Foreign equity markets also advanced for the year, with the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, advancing 16.93%, and the MSCI® EAFE® Index, a barometer for foreign stocks in developed markets, advancing 13.75% for the year.

Bonds generally underperformed equities by a wide margin during the 12 months. One exception was the Barclays U.S. Corporate High Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, which advanced 19.37%, as investors sought higher returns relative to other bonds. Conversely, the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained only 5.16%. The environment of low interest rates continued to take its toll, with shorter-term debt investments struggling to stay in positive territory. The Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.65%; and Treasury bills advanced only slightly, as measured by the Citigroup 3-Month Treasury Bill Index, which gained a mere 0.05%.**

*	Please note: Although this Economic and Market Overview covers the full year ended September 30, 2012, MassMutual Barings Dynamic Allocation Fund commenced operations on November 28, 2011.

**	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

3

MassMutual Barings Dynamic Allocation Fund – Economic and Market Overview (Unaudited) (Continued)

Stocks advance in the midst of fourth quarter 2011 volatility

U.S. stocks performed well in the fourth quarter of 2011, with virtually all gains coming in October, when the market strongly rebounded from a steep third-quarter sell-off. One factor that drove the rally was the prospect of further progress by European leaders toward solving that region’s sovereign debt crisis. Bonds, for the most part, turned in flat returns for the fourth quarter, although corporate high-yield bonds continued to perform well.

The federal government’s final estimate of economic growth, as measured by gross domestic product (“GDP”), for the third quarter of 2011, which was released in the fourth quarter, came in at 1.8%, which was down a bit from the earlier 2.0% projection. Moreover, the U.S. unemployment rate dropped to 8.6% in November 2011 from 9.0% the previous month, although the primary driver of that decline was a reduction in the number of unemployed individuals seeking work. In October, durable goods orders (with the exception of transportation) showed broad-based strength, and November’s Institute for Supply Management (“ISM”) new orders index rebounded to a seven-month high. In December, positive economic reports showed improvements in the home builders index and in housing starts.

Stocks outperform bonds in the first quarter of 2012

In the first quarter of 2012, equities once again outperformed their bond counterparts – only this time, the quarter was marked by much less volatility. In the bond market, Treasury yields traded in a relatively narrow range until mid-March, when they spiked higher on growing optimism about the U.S. economy. (Bond prices move in the opposite direction to interest rates [or yields]; when yields rise, the prices of existing bonds fall – and vice versa.) By the end of the month, however, yields had retraced about half of their advance.

The Commerce Department reported that private-sector spending and private investment helped boost the U.S. economy to a 2.8% annualized expansion in the fourth quarter of 2011, in data released in the first quarter. The economy typically expands by more than 3% annually during an economic recovery, the pace that economists consider necessary to bring down unemployment. Housing had its ups and downs during the period. In January, the Commerce Department reported that sales of new homes unexpectedly dropped in December 2011. In February 2012, however, it was reported that big price reductions in the U.S. real estate market had given a lift to existing home sales, which rose 4.3% in January to a 4.57 million annual rate. Another bright spot emerged when National Association of Homebuilders reported that confidence among U.S. home builders held in March at its highest level since June 2007, and data showed solid manufacturing growth in the first quarter.

In Europe, Standard & Poor’s downgraded the government debt of France, Spain, Italy, and Austria in January on concerns over high debt levels and those countries’ significant need to refinance debt in 2013. Germany, however, avoided a downgrade and maintained its AAA rating. Greece’s fiscal situation became a bit brighter in March, as significant progress in that country’s negotiations with its private-sector creditors cleared the way for a second €130 billion bailout for the debt-strapped nation from the European Union (“EU”) and the International Monetary Fund. Also in March, Chinese Premier Wen Jiabao cut the country’s 2012 target growth rate to 7.5% – China’s lowest growth target in eight years.

Second quarter of 2012: bonds outpace stocks as worries over Europe re-emerge

The U.S. stock market had a challenging second quarter, with all widely followed market indexes suffering single-digit losses. The European debt crisis, which had receded as a major source of concern for investors in the first three months of 2012, worsened once again. Foreign stocks trailed their U.S. counterparts. On the positive side, equities trimmed their losses from the early June lows and jumped about 2% on the final day of the quarter on news of a “breakthrough” deal at the two-day summit of EU leaders in Brussels, Belgium. In the bond market, the yield of U.S. Treasury securities plummeted and prices soared amid investors’ decreasing appetite for risk. At quarter-end, the yield of the bellwether 10-year Treasury note stood near its all-time low. Longer-dated Treasuries were standout performers, while TIPS (Treasury Inflation-Protected Securities) also did well. Within the corporate sector, investment-grade bonds generally fared better than high-yield debt. Employment trends downshifted during April, and payroll growth slowed in the second quarter. Corporate earnings were mainly positive, but manufacturing was down.

4

MassMutual Barings Dynamic Allocation Fund – Economic and Market Overview (Unaudited) (Continued)

During the second quarter, prices on Spanish and Italian debt fell after rallying earlier in the year in response to the European Central Bank’s (“ECB”) Long-Term Refinancing Operations lending facility. Spanish and Italian banks were reported to have tapped a direct lending line from the ECB. In addition, concerns started to grow that Greece could leave the euro zone. Later in the quarter, however, there was a positive reaction to the election of a pro-austerity government in Greece. Here in the U.S., the Supreme Court voted 5 to 4 in June to uphold the Affordable Care Act, the health care law signed by President Obama in 2010. The ruling left the law essentially intact, with most mandates taking effect in 2014.

Central banks come to the rescue in the third quarter of 2012

Popular stock indexes in the U.S. posted solid gains in the third quarter of 2012, as some of the globe’s most powerful central bankers decided it was time to take action once again. In July, ECB President Mario Draghi stated he would do “whatever it takes” to preserve the euro, and the ECB supported that statement with a new bond-buying program in September. About a week later, Fed Chairman Ben Bernanke announced the launch of QE3. Around the same time, the Bank of Japan followed suit, announcing plans to ramp up its bond-buying program. Although the ECB and Fed announcements helped drive stock prices higher, the major indexes subsequently gave up some of their gains. Foreign equity markets modestly outperformed their domestic counterparts for the quarter, primarily due to a weaker U.S. dollar.

Bond investments trailed their equity counterparts in the third quarter of 2012, as Treasury yields fluctuated, but finished September with minimal change. Corporate bonds, including high-yield debt, did well, although corporate bonds lost some of their luster late in the quarter, as the afterglow of the Fed’s QE3 announcement began to fade. Manufacturing showed some expansion as the quarter came to an end, but export orders remained under pressure, reflecting mainly weak global markets. Continued improvement in the unemployment rate as the period ended seemed at odds with data about jobless claims. Housing finished the quarter strongly.

As the yearlong period came to an end along with September 2012, many problems remained on the world stage, such as the ongoing concerns in Europe (particularly in Greece, Italy, and Spain) as well as the challenges faced by China. Investors worldwide will likely focus on the U.S. in the near future as key events on the eco-political stage take place, including the U.S. presidential and congressional elections in November. Additionally, investors will brace for the potential impact of the “fiscal cliff,” the adopted term for a large reduction of the federal budget deficit through significant tax increases and spending cuts, which is scheduled to become effective on December 31, 2012, unless Congress agrees upon an alternative. The fiscal cliff has the strong potential to derail economic growth, at least in the short term. We expect investors will pay attention to these events and others as they search for indications about what may lie ahead for the financial markets.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 10/1/12 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

5

MassMutual Barings Dynamic Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Barings Dynamic Allocation Fund, and who is the Fund’s subadviser?

The Fund seeks positive total real return by investing across different asset classes. The Fund invests primarily in individual securities, exchange-traded funds (“ETFs”), and derivatives. The Fund’s subadviser is Baring International Investment Limited (Baring).

How did the Fund perform since its inception on November 28, 2011?

The Fund’s Class S shares returned 6.50%, significantly underperforming the 12.95%* return of the Morgan Stanley Capital International (“MSCI”) World IndexSM (the “benchmark”), an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. Conversely, the Fund’s 6.50% return substantially outperformed the 2.29%* return of the Consumer Price Index for All Urban Consumers (CPI-U), a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2012, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s primary benchmark combines the performance of numerous stock exchanges across the globe, but the Fund invests in a variety of different investment types in addition to stocks. Investors should note that the Fund may underperform the benchmark when stocks are outperforming bonds and other types of investments in which the Fund invests. Conversely, when bonds and other types of investments the Fund invests in are outperforming stocks, the Fund may outperform the benchmark.

Tactical decisions that drove the level of investment among each of the Fund’s different investment types mainly drove the Fund’s performance since its inception in November 2011. Despite a continually challenging global macro-economic landscape, global equities posted strong gains over the period, largely as a result of supportive central banking policy measures across major global markets. The Fund began the period quite cautiously due to the tenuous global economic backdrop and positioned the portfolio with a roughly 30% allocation to stocks, which hindered Fund performance versus the stock-only benchmark. In January, we used some of the Fund’s cash position to increase the Fund’s stock component on our optimistic belief about the near-term investing environment for stocks. We increased the Fund’s position in an S&P 500® Index ETF (exchange-traded fund), reflecting our still-current bias towards U.S. markets – and increased the Fund’s emerging-market equity exposure. In addition, we purchased a stake in Italian government bonds and a U.S. high-yield credit ETF for the Fund, both of which contributed meaningfully to performance during the first four months of 2012.

Prospects for global growth seemed remote in our view, despite the investor exuberance that drove the rally in the first half of the year, so we meaningfully reduced the Fund’s exposure to stocks throughout May. As a result, the Fund was able to cushion the downside with more defensive positioning while the equity markets fell. However, the realigned Fund was unable to participate fully in the ensuing summer equity market rally, which was supported by increasingly unorthodox central banking policies. From the end of May 2012 through the end of the period ended September 30, 2012, the Fund held a near 30% weight in equities.

Over the entire period, the Fund’s holdings of U.S. credit ETFs proved beneficial, particularly a high-yield ETF in which the Fund has increased its position throughout the period. Fund holdings of gold-based ETFs contributed meaningfully, while also providing the added benefit of diversification. Conversely, the timing around buying and selling a U.S. energy-focused equity ETF detracted from absolute performance, as did the timing of the decision to reduce emerging-market exposure in May.

The Fund’s only exposure to derivatives came in the form of a put option purchased to leverage performance of the S&P 500® Index in early May, which represented less than 0.5% of total assets at the time of purchase. The rationale behind the purchase was to capitalize on very cheap volatility price levels in the options market. The equity market continued to rise throughout the summer, and the position expired out-of-the-money. This, however, detracted only modestly from the Fund’s performance for the since-inception period.

*	For the reporting period from December 1, 2011 – September 30, 2012.

6

MassMutual Barings Dynamic Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

We continue to remain cautious with regard to stock positioning in the Fund, given today’s uncertain global economic backdrop. Despite radical central bank policy initiatives, we have yet to see a coherent solution to the looming fiscal austerity measures within Europe and the U.S. Additionally, our view is that it is unlikely that China will provide the boost to global growth that many had hoped for. Economic surprise indicators continue to fall, as do earnings expectations outside the U.S. That being said, we continue to have conviction in U.S. equities due to their potential for higher earnings growth, and we believe there will likely be an environment of more secure economic growth and higher productivity levels in the U.S. in the coming year. The American housing market recovery appears to be gaining traction and could prove to be a bright spot for the economy; however, the potential for politicians to unsuccessfully address the “fiscal cliff” by the December 31, 2012 deadline is a very real risk. The actions of politicians throughout the world will continue to shape markets.

MassMutual Barings Dynamic Allocation Fund Country Weightings (% of Net Assets) on 9/30/12

United States	71.2%
Australia	13.7%
Poland	2.0%
Mexico	2.0%
Canada	1.4%
Brazil	0.6%

Total Long-Term Investments	90.9%
Short-Term Investments and Other Assets and Liabilities	9.1%

Net Assets	100.0%

MassMutual Barings Dynamic Allocation Fund Asset Allocation (% of Net Assets) on 9/30/12
Mutual Funds*	67.7%
Bonds & Notes	23.2%

Total Long-Term Investments	90.9%
Short-Term Investments and Other Assets and Liabilities	9.1%

Net Assets	100.0%

*Category includes ETFs.

7

MassMutual Barings Dynamic Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Barings Dynamic Allocation Fund Class Z, Class S, Class A, Class A (sales load deducted), Class Y, Class L, the MSCI World Index, and the CPI-U.

TOTAL RETURN	Since Inception 11/28/11 - 9/30/12
Class Z	6.51%
Class S	6.50%
Class A	6.05%
Class A (sales load deducted)*	-0.05%
Class Y	6.39%
Class L	6.28%
MSCI World Index#	12.95%	+
CPI-U	2.29%	+

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

+ From 12/1/11.

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index and the CPI-U are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

8

MassMutual Barings Dynamic Allocation Fund – Consolidated Portfolio of Investments

September 30, 2012

	Principal Amount	Value
BONDS & NOTES — 23.2%

SOVEREIGN DEBT OBLIGATIONS — 19.7%
Australia Government Bond AUD (a) 5.750% 7/15/22	495,000	$636,777
Australia Government Bond AUD (a) 6.000% 2/15/17	184,000	218,783
Australia Government Bond AUD (a) 6.000% 2/15/17	843,000	1,002,358
Brazil Notas do Tesouro Nacional Series F BRL (a) 10.000% 1/01/14	149,000	75,281
Canada Government Bond CAD (a) 3.250% 6/01/21	159,000	182,781
Poland Government Bond PLN (a) 5.000% 4/25/16	862,000	276,467
United Mexican States MXN (a) 8.000% 12/19/13	1,830,000	147,787
United Mexican States MXN (a) 10.000% 12/05/24	1,130,000	123,464

		2,663,698

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,486,598)		2,663,698

U.S. TREASURY OBLIGATIONS — 3.5%
U.S. Treasury Bonds & Notes — 3.5%
U.S. Treasury Note 2.125% 8/15/21	$451,700	477,817

TOTAL U.S. TREASURY OBLIGATIONS (Cost $471,835)		477,817

TOTAL BONDS & NOTES (Cost $2,958,433)		3,141,515

	Number of Shares
MUTUAL FUNDS — 67.7%

Commodity Fund — 3.5%
PowerShares DB Agriculture Fund (b)	16,104	473,619

Diversified Financial — 64.2%
iShares Barclays Intermediate Credit Bond Fund	11,306	1,259,828
iShares Gold Trust	27,243	470,487
iShares iBoxx $ High Yield Corporate Bond Fund (c)	15,660	1,446,514
iShares S&P Global Healthcare Sector Index Fund	9,533	611,733

	Number of Shares	Value
SPDR Gold Trust (b)	3,656	$628,905
SPDR S&P 500 ETF Trust	21,499	3,094,351
SPDR S&P Emerging Asia Pacific ETF (c)	3,694	268,960
State Street Navigator Securities Lending Prime Portfolio (d)	489,499	489,499
Vanguard MSCI Emerging Markets ETF	9,711	405,434

		8,675,711

TOTAL MUTUAL FUNDS (Cost $8,522,056)		9,149,330

TOTAL LONG-TERM INVESTMENTS (Cost $11,480,489)		12,290,845

	Principal Amount

SHORT-TERM INVESTMENTS — 12.5%
Repurchase Agreement — 4.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/28/12, 0.010%, due 10/01/12 (e)	$647,953	647,953

Time Deposits — 0.1%
Euro Time Deposit 0.010% 10/01/12	7,194	7,194

U.S. Treasury Bills — 7.6%
U.S. Treasury Bill 0.000% 11/23/12	1,033,600	1,033,442

TOTAL SHORT-TERM INVESTMENTS (Cost $1,688,589)		1,688,589

TOTAL INVESTMENTS — 103.4% (Cost $13,169,078) (f)		13,979,434

Other Assets/(Liabilities) — (3.4)%		(460,222)

NET ASSETS — 100.0%		$13,519,212

Notes to Consolidated Portfolio of Investments

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
ETF	Exchange-Traded Fund
MXN	Mexican Peso
PLN	Polish Zloty
(a)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(b)	Non-income producing security.

The accompanying notes are an integral part of the consolidated financial statements.

9

MassMutual Barings Dynamic Allocation Fund – Consolidated Portfolio of Investments (Continued)

Notes to Consolidated Portfolio of Investments (Continued)

(c)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2012 was $478,836. (Note 2).
(d)	Represents investment of security lending collateral (Note 2).
(e)	Maturity value of $647,954. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 5/01/25, and an aggregate market value, including accrued interest, of $661,837.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the consolidated financial statements.

10

MassMutual Barings Dynamic Allocation Fund – Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

September 30, 2012

Assets:
Investments, at value (Note 2) (a)	$12,290,845
Short-term investments, at value (Note 2) (b)	1,688,589

Total investments (c)	13,979,434

Foreign currency, at value (d)	50,386
Receivables from:
Investment adviser (Note 3)	39,417
Interest and dividends	49,937

Total assets	14,119,174

Liabilities:
Payables for:
Open forward foreign currency contracts (Note 2)	39,218
Securities on loan (Note 2)	489,499
Trustees’ fees and expenses (Note 3)	313
Affiliates (Note 3):
Investment management fees	9,590
Administration fees	6,879
Service fees	668
Accrued expense and other liabilities	53,795

Total liabilities	599,962

Net assets	$13,519,212

Net assets consist of:
Paid-in capital	$12,764,258
Undistributed (accumulated) net investment income (loss)	69,608
Accumulated net realized gain (loss) on investments and foreign currency transactions	(86,500)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	771,846

Net assets	$13,519,212

(a) Cost of investments:	$11,480,489
(b) Cost of short-term investments:	$1,688,589
(c) Securities on loan with market value of:	$478,836
(d) Cost of foreign currency:	$50,030

The accompanying notes are an integral part of the consolidated financial statements.

11

MassMutual Barings Dynamic Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Assets and Liabilities

September 30, 2012

Class Z shares:
Net assets	$3,715,531

Shares outstanding (a)	350,010

Net asset value, offering price and redemption price per share	$10.62

Class S shares:
Net assets	$3,727,019

Shares outstanding (a)	351,328

Net asset value, offering price and redemption price per share	$10.61

Class Y shares:
Net assets	$3,394,997

Shares outstanding (a)	320,358

Net asset value, offering price and redemption price per share	$10.60

Class L shares:
Net assets	$1,579,498

Shares outstanding (a)	149,176

Net asset value, offering price and redemption price per share	$10.59

Class A shares:
Net assets	$1,102,167

Shares outstanding (a)	104,270

Net asset value and redemption price per share	$10.57

Offering price per share (100/[100-maximum sales charge] of net asset value)	$11.21

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the consolidated financial statements.

12

MassMutual Barings Dynamic Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Operations

For the Period Ended September 30, 2012*

Investment income (Note 2):
Dividends	$130,058
Interest	82,700
Securities lending net income	321

Total investment income	213,079

Expenses (Note 3):
Investment management fees	79,440
Custody fees	4,352
Audit fees	44,908
Legal fees	86,518
Proxy fees	1,109
Shareholder reporting fees	44,708
Trustees’ fees	692
Subsidiary administration fees	25,960

287,687
Administration fees:
Class Z	914
Class S	3,665
Class Y	2,679
Class L	3,543
Class A	3,050
Service fees:
Class A	2,174

Total expenses	303,712
Expenses waived (Note 3):
Class Z fees waived by adviser	(40,908)
Class S fees waived by adviser	(41,039)
Class Y fees waived by adviser	(16,361)
Class L fees waived by adviser	(13,601)
Class A fees waived by adviser	(11,704)
Class Z administrative fees waived	(10)
Class S administrative fees waived	(10)
Class Y administrative fees waived	(4)
Class L administrative fees waived	(3)
Class A administrative fees waived	(3)
Class Z management fees waived	(1,931)
Class S management fees waived	(1,937)
Class Y management fees waived	(772)
Class L management fees waived	(642)
Class A management fees waived	(553)
Subsidiary expenses waived (Note 3)	(66,833)

Net expenses	107,401

Net investment income (loss)	105,678

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(42,424)
Foreign currency transactions	(134,726)

Net realized gain (loss)	(177,150)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	810,356
Translation of assets and liabilities in foreign currencies	(38,510)

Net change in unrealized appreciation (depreciation)	771,846

Net realized gain (loss) and change in unrealized appreciation (depreciation)	594,696

Net increase (decrease) in net assets resulting from operations	$700,374

*	Fund commenced operations on November 28, 2011.

The accompanying notes are an integral part of the consolidated financial statements.

13

MassMutual Barings Dynamic Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Changes in Net Assets

Period Ended September 30, 2012 *
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$105,678
Net realized gain (loss) on investment transactions	(177,150)
Net change in unrealized appreciation (depreciation) on investments	771,846

Net increase (decrease) in net assets resulting from operations	700,374

Distributions to shareholders (Note 2):
From net investment income:
Class Z	(13,411)
Class S	(13,115)
Class Y	(3,653)
Class L	(3,531)
Class A	(3,295)

Total distributions from net investment income	(37,005)

Net fund share transactions (Note 5):
Class Z	3,500,100
Class S	3,513,215
Class Y	3,293,753
Class L	1,503,931
Class A	1,044,844

Increase (decrease) in net assets from fund share transactions	12,855,843

Total increase (decrease) in net assets	13,519,212
Net assets
End of period	$13,519,212

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$69,608

*	Fund commenced operations on November 28, 2011.

The accompanying notes are an integral part of the consolidated financial statements.

14

MassMutual Barings Dynamic Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations:			Less distributions to shareholders:					Ratios / Supplemental Data:
	Net asset value, beginning of period	Net investment income (loss) [c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total Return [1,m]		Net assets, end of period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers		Net investment income (loss) to average daily net assets
Class Z
09/30/12[g]	$10.00	$0.11	$0.55	$0.66	$(0.04)	$(0.04)	$10.62	6.51%	[b]	$3,716	3.16%	[a]	1.02%	[a,j]	1.31%	[a]
Class S
09/30/12[g]	$10.00	$0.11	$0.54	$0.65	$(0.04)	$(0.04)	$10.61	6.50%	[b]	$3,727	3.25%	[a]	1.11%	[a,j]	1.22%	[a]
Class Y
09/30/12[g]	$10.00	$0.09	$0.55	$0.64	$(0.04)	$(0.04)	$10.60	6.39%	[b]	$3,395	3.35%	[a]	1.21%	[a,j]	1.00%	[a]
Class L
09/30/12[g]	$10.00	$0.08	$0.55	$0.63	$(0.04)	$(0.04)	$10.59	6.28%	[b]	$1,579	3.48%	[a]	1.34%	[a,j]	0.96%	[a]
Class A
09/30/12[g]	$10.00	$0.06	$0.54	$0.60	$(0.03)	$(0.03)	$10.57	6.05%	[b]	$1,102	3.73%	[a]	1.59%	[a,j]	0.74%	[a]

Period Ended September 30, 2012[b]
Portfolio turnover rate for all share classes	91%

[a]	Annualized.
[b]	Percentage represents the results for the period and is not annualized.
[c]	Per share amount calculated on the average shares method.
[g]	For the period November 28, 2011 (commencement of operations) through September 30, 2012.
[j]	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
[l]

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

[m]	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the consolidated financial statements.

15

Notes to Consolidated Financial Statements

1.	The Fund

MassMutual Premier Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The MassMutual Barings Dynamic Allocation Fund (the “Fund”) is a series of the Trust.

On May 23, 2012, the Board of Trustees (“Trustees”) approved a change in the fiscal year end of the Fund from October 31 to September 30.

The following table shows the classes available for the Fund, including the date each class commenced operations. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Fund’s Prospectus.

Class Z	Class S	Class Y	Class L	Class A
11/28/2011	11/28/2011	11/28/2011	11/28/2011	11/28/2011

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the consolidated financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

Basis of Consolidation

The accompanying consolidated financial statements for the Fund include the accounts of MassMutual Barings Cayman Dynamic Allocation Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments consistent with the Fund’s investment objectives and policies as stated in its Prospectus and Statement of Additional Information. The Subsidiary allows the Fund to hold these commodity-related instruments and still satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. As of September 30, 2012, the Fund’s net assets were approximately $13,519,212, of which approximately $1,557,743 or approximately 11.5%, represented the Fund’s ownership of the shares of the Subsidiary.

Investment Valuation

The net asset value of the Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever the Fund’s

16

Notes to Consolidated Financial Statements (Continued)

investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. Restricted securities are valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Fund’s Valuation Committee1 in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The Fund’s Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Fund’s Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Fund may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Fund does not price its shares. As a result, the value of the Fund’s portfolio securities may change on days when the prices of the Fund’s shares are not calculated. The prices of the Fund’s shares will reflect any such changes when the prices of the Fund’s shares are next calculated, which is the next business day. The Fund may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund’s investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Fund calculates its net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

[1]

The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

17

Notes to Consolidated Financial Statements (Continued)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Fund can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Fund determines its net asset values.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities held in non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

18

Notes to Consolidated Financial Statements (Continued)

The following is the aggregate value by input level, as of September 30, 2012, for the Fund’s investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Bonds & Notes
Total Sovereign Debt Obligations	$-	$2,663,698	$-	$2,663,698

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	477,817	-	477,817

Total U.S. Treasury Obligations	-	477,817	-	477,817

Total Bonds & Notes	-	3,141,515	-	3,141,515

Total Mutual Funds	9,149,330	-	-	9,149,330

Total Long-Term Investments	9,149,330	3,141,515	-	12,290,845

Total Short-Term Investments	-	1,688,589	-	1,688,589

Total Investments	$9,149,330	$4,830,104	$-	$13,979,434

The following is the aggregate value by input level, as of September 30, 2012, for the Fund’s other financial instruments:

Liability Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Forward Contracts
Foreign Exchange Risk	$-	$(39,218)	$-	$(39,218)

The Fund had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the period ended September 30, 2012. The Fund recognizes transfers between the Levels as of the beginning of the period.

19

Notes to Consolidated Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price. The Fund held derivatives during the period ended September 30, 2012. The following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A
Directional Exposures to Currencies	M

Options (Purchased)
Hedging/Risk Management	A
Duration/Credit Quality Management	M
Directional Investment	M
Substitution for Direct Investment	M

*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.

At September 30, 2012, and during the period then ended, the Fund had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Equity Risk	Foreign Exchange Risk	Total
Liability Derivatives
Forward Contracts^	$-	$(39,218)	$(39,218)

Realized Gain (Loss)#
Forward Contracts	$-	$(154,809)	$(154,809)
Purchased Options	(44,505)	-	(44,505)

Total Realized Gain (Loss)	$(44,505)	$(154,809)	$(199,314)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$(39,218)	$(39,218)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$2,403,580	$2,403,580
Purchased Options	9	-	9

^	Consolidated Statement of Assets and Liabilities location: Payables for: open forward foreign currency contracts.
#	Consolidated Statement of Operations location: Amounts are included in net realized gain (loss) on: investment transactions or foreign currency transactions, as applicable.
##	Consolidated Statement of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: translation of assets and liabilities in foreign currencies.
†	Amount(s) disclosed represent average notional amounts for forward contracts or shares/units outstanding for purchased options, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the period ended September 30, 2012.

20

Notes to Consolidated Financial Statements (Continued)

Further details regarding the derivatives and other investments held by the Fund during the period ended September 30, 2012, are discussed below.

Foreign Currency Exchange Transactions

The Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

The Fund may use foreign currency exchange transactions for hedging purposes to protect against two principal risks. First, if the Fund has assets or liabilities denominated in foreign (non-U.S. dollar) currencies, the Fund is exposed to the risk that the values of those assets or liabilities in U.S. dollars may fall or rise due to changes in currency exchange rates. Second, if the Fund agrees, or expects, to receive or deliver an asset denominated in a foreign currency, it is exposed to currency exchange risk until the date of receipt or delivery. In order to reduce those risks, the Fund may enter into foreign currency forward contracts, which call for the Fund to purchase or sell a foreign currency at a time in the future at a price determined at the time the contract is entered into. Forward contracts are private contractual arrangements and the Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin.

Whenever the Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If the Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that the Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

The Fund had the following open forward foreign currency contracts at September 30, 2012. The Fund’s current exposure to a counterparty is typically the unrealized appreciation on the contract.

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
SELLS
State Street Bank	1,777,000	Australian Dollar	10/04/12	$1,813,572	$1,843,120	$(29,548)
State Street Bank	116,000	Canadian Dollar	10/04/12	117,612	117,987	(375)
State Street Bank	692,000	Polish Zloty	10/04/12	206,655	215,950	(9,295)

				$2,137,839	$2,177,057	$(39,218)

Futures Contracts

The Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts and related options.

21

Notes to Consolidated Financial Statements (Continued)

Futures Contracts. The Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Options on Futures Contracts. If the Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If the Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. For information regarding the accounting treatment of options, see “Options” below.

Options

The Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. The Fund may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio of debt securities or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. The Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When the Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security the Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security the Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. The Fund may not be able to close out a call option that it has previously written.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. The Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to

22

Notes to Consolidated Financial Statements (Continued)

purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. The Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. The Fund may not be able to close out a put option that it has previously written.

Writing put and call options. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. The Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. The Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. The Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by the Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

The Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although the Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, forward commitment, or TBA basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for

23

Notes to Consolidated Financial Statements (Continued)

which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Fund records on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a when-issued, delayed-delivery, forward commitment, or TBA transaction is closed, the Fund records a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

Securities Lending

The Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Fund taken at current value.

The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities.

The Fund receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the period ended September 30, 2012, the Fund earned securities lending net income as follows:

Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
$321	$-	$321

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions.

24

Notes to Consolidated Financial Statements (Continued)

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Fund and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Fund, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any one share class of the Fund are prorated among the Fund’s classes based on the relative net assets of each.

Foreign Securities

The Fund invests a significant amount of its assets in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Credit Risk

The Fund may invest a portion of its assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Federal Income Tax

It is the Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Fund would not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, the Fund has not made any provision for federal income tax.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded

25

Notes to Consolidated Financial Statements (Continued)

on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fee and Other Transactions

Investment Management Fee

Under an agreement between Massachusetts Mutual Life Insurance Company (“MassMutual”) and the Trust on behalf of the Fund, MassMutual is responsible for providing investment management services for the Fund. In return for these services, MassMutual receives an advisory fee, based upon the Fund’s average daily net assets, at the annual rate of 0.80%.

MassMutual has also entered into an investment subadvisory agreement with Baring International Investment Ltd. (“Baring”), an indirect wholly-owned subsidiary of MassMutual Holdings (Bermuda) Ltd., which is wholly-owned by MassMutual Holding LLC. This agreement provides that Baring manage the investment and reinvestment of the assets of the Fund. Baring receives a subadvisory fee from MassMutual, based upon the Fund’s average daily net assets, at the annual rate of 0.60%.

In addition, Baring Asset Management LLC (“BAM LLC”) serves as sub-subadviser for the Fund. BAM LLC is also an indirect, wholly-owned subsidiary of MassMutual. The appointment of BAM LLC as a sub-subadviser to the Fund does not relieve Baring of any obligation or liability to the Fund that it would otherwise have pursuant to the investment subadvisory agreement between MassMutual and Baring with respect to the Fund, and any and all acts and omissions of BAM LLC in respect of the Fund shall be considered the acts and omissions of Baring. Baring pays BAM LLC an amount determined by Baring and BAM LLC from time to time, such amount not to exceed the amount paid by MassMutual to Baring under the Fund’s investment subadvisory agreement.

The Fund’s subadvisory fee is paid by MassMutual out of the management fee previously disclosed above.

Baring provides investment management services to the Subsidiary pursuant to an investment advisory agreement. The Subsidiary pays an advisory fee to Baring based upon the Subsidiary’s average daily net assets. The rate of this fee is equal to the subadvisory fee rate that MassMutual pays Baring in respect of the Fund. The amount of the fee payable by MassMutual to Baring in respect of the Fund for any period is reduced by the amount of the advisory fee payable by the Subsidiary to Baring for that period. Under the Fund’s investment management agreement, the amount of the advisory fee payable by the Fund to MassMutual in respect of any period is also reduced by the amount of the advisory fee payable by the Subsidiary to Baring in respect of that period. The amount of the reduction to the Fund’s advisory fee is reflected as a reduction of expenses on the Consolidated Statement of Operations.

Administration Fees

Under a separate administrative and shareholder services agreement between the Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Fund, at the following annual rates:

Class Z	Class S	Class Y	Class L	Class A
0.0300%	0.1200%	0.2200%	0.3500%	0.3500%

The Subsidiary also pays certain other expenses, including administrative, custodian, and transfer agent fees. In respect of certain (but not all) of these fees, the Fund has entered into offsetting arrangements with its service providers which result in a reduction of certain of the Fund’s expenses with respect to those assets held by the Subsidiary. Certain of these reductions are reflected as a reduction of expenses on the Consolidated Statement of Operations.

26

Notes to Consolidated Financial Statements (Continued)

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Fund. Pursuant to a 12b-1 Plan adopted by the Fund, Class A shares of the Fund pay an annual fee of 0.25% of the average daily net asset value of Class A shares to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts. The Distributor is a majority-owned subsidiary of MassMutual. In addition, OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) acts as a sub-distributor to the Fund. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, short sale dividend and loan expense, interest expense, Acquired Fund fees and expenses#, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Class Z*	Class S*	Class Y*	Class L*	Class A*
1.02%	1.11%	1.21%	1.34%	1.59%

#	Acquired Fund fees and expenses are expenses borne indirectly by the Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through February 28, 2013.

Prior to March 1, 2012, the expense caps were as follows:

Class Z	Class S	Class Y	Class L	Class A
1.03%	1.12%	1.22%	1.35%	1.60%

Expense caps and waiver amounts are reflected as a reduction of expenses on the Consolidated Statement of Operations.

Deferred Compensation

Trustees of the Fund who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Fund’s books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Consolidated Statement of Assets and Liabilities.

Other

Certain officers and trustees of the Fund are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Fund.

The beneficial ownership of Fund’s shares by affiliated parties at September 30, 2012 was 100.0%.

27

Notes to Consolidated Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended September 30, 2012, were as follows:

Purchases		Sales
Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
$4,396,875	$15,812,694	$3,928,659	$5,153,183

5.	Capital Share Transactions

Changes in shares outstanding for the Fund were as follows:

	Period Ended September 30, 2012*

	Shares	Amount
Class Z
Sold	350,010	$3,500,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	350,010	$3,500,100

Class S
Sold	350,010	$3,500,100
Issued as reinvestment of dividends	1,318	13,115
Redeemed	-	-

Net increase (decrease)	351,328	$3,513,215

Class Y
Sold	319,991	$3,290,100
Issued as reinvestment of dividends	367	3,653
Redeemed	-	-

Net increase (decrease)	320,358	$3,293,753

Class L
Sold	148,821	$1,500,400
Issued as reinvestment of dividends	355	3,531
Redeemed	-	-

Net increase (decrease)	149,176	$1,503,931

Class A
Sold	103,939	$1,041,549
Issued as reinvestment of dividends	331	3,295
Redeemed	-	-

Net increase (decrease)	104,270	$1,044,844

*	For the period November 28, 2011 (commencement of operations) through September 30, 2012.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the period ended September 30, 2012, no material amounts have been retained by the Distributor.

28

Notes to Consolidated Financial Statements (Continued)

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The distributor receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed during the period ended September 30, 2012.

6.	Federal Income Tax Information

At September 30, 2012, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund, as computed on a federal income tax basis, were as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$13,221,051	$763,524	$(5,141)	$758,383

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2012, the Fund had post-enactment accumulated capital loss carryforwards:

Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
$10,888	$23,639

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the period ended September 30, 2012, was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$37,005	$ -	$ -

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2012, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, premium amortization accruals, the deferral of wash sale losses, and deferred Trustee compensation.

29

Notes to Consolidated Financial Statements (Continued)

At September 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
$30,605	$(34,527)	$(215)	$759,091

During the period ended September 30, 2012, the following amounts were reclassified due to permanent differences between book and tax accounting:

Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
$(91,585)	$90,650	$935

The Fund did not have any unrecognized tax benefits at September 30, 2012, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Consolidated Statement of Operations. During the period ended September 30, 2012, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for its returns filed to date. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

7.	Indemnifications

Under the Fund’s organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Premier Funds and Shareholders of the MassMutual Barings Dynamic Allocation Fund:

We have audited the accompanying consolidated statement of assets and liabilities of MassMutual Barings Dynamic Allocation Fund and subsidiary (the “Fund”), including the consolidated portfolio of investments, as of September 30, 2012, and the related consolidated statements of operations and changes in net assets, and the consolidated financial highlights for the period November 28, 2011 (commencement of operations) through September 30, 2012. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the MassMutual Barings Dynamic Allocation Fund and subsidiary as of September 30, 2012, and the results of their operations, the changes in their net assets and the financial highlights for the period November 28, 2011 (commencement of operations) through September 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

November 27, 2012

31

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of September 30, 2012; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Premier Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 69	Chairman Trustee	Since 2012 Since 2012	Retired.	91	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company); Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Allan W. Blair Age: 64	Trustee	Since 2012	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	91	Director (2001-2007), Future Works, Inc.; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Age: 54	Trustee Chairman	Since 2003 (2006-2012)	Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	91	Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Chairman (2006-2011), Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Age: 58	Trustee	Since 2004	Retired.	91	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

32

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 65	Trustee	Since 2012	Retired.	91	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

F. William Marshall, Jr. Age: 70	Trustee	Since 2012	Retired; Consultant (1999-2009).	122***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company); Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

C. Ann Merrifield Age: 61	Trustee	Since 2004	Retired; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	91	Director (1997-2007), Playtex Products, Inc.; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney Age: 60	Trustee	Since 2012	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut.	91	Trustee (since 2012) Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012) Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

33

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 67	Trustee	Since 2012	Retired.	93^^	Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (formerly known as MassMutual Corporate Investors) (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (formerly known as MassMutual Participation Investors) (closed-end investment company); Trustee (since 2003), Vice Chairman (2005-2007), MassMutual Select Funds (open-end investment company); Trustee (since 2003), Vice Chairman (2005-2007), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Elaine A. Sarsynski^^^ Age: 57	Trustee Vice Chairperson	Since 2011 (2011-2012)	Executive Vice President (since 2006), MassMutual.	91	Trustee (since 2008), MassMutual Select Funds (open-end investment company); Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 48	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	91

Andrew M. Goldberg Age: 46	Vice President, Secretary, and Chief Legal Officer Assistant Clerk	Since 2008 (2004- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	91

34

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nicholas H. Palmerino Age: 47	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	91

Philip S. Wellman Age: 48	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	91

Eric H. Wietsma Age: 46	President Vice President	Since 2008 (2006- 2008)	Senior Vice President (since 2010), Corporate Vice President (2007-2010), Vice President (2005-2007), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	91

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

35

Federal Tax Information (Unaudited)

Under Section 854(b)(2) of the Code, the Fund hereby designates $129,508 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the period ended September 30, 2012.

36

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund’s investment adviser and subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

37

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2012

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2012:

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2012.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Class Z	$1,000	1.02%	$1,011.40	$5.16	$1,020.00	$5.18
Class S	1,000	1.11%	1,011.40	5.61	1,019.60	5.64
Class Y	1,000	1.21%	1,010.50	6.11	1,019.10	6.14
Class L	1,000	1.34%	1,010.50	6.77	1,018.40	6.80
Class A	1,000	1.59%	1,008.60	8.03	1,017.10	8.06

*	Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2012, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

38

Distributor:

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

November 29, 2012

©2012 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives.	L4544BAM 1112 C:31114-00

Item 2. Code of Ethics.

As of September 30, 2012, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the period ended September 30, 2012, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that R. Alan Hunter, Jr. and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Hunter and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the 11-month period ended September 30, 2012 and the fiscal year ended October 31, 2011 were $585,170 and $596,500, respectively.
(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the 11-month period ended September 30, 2012 and the fiscal year ended October 31, 2011. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the 11-month period ended September 30, 2012 and the fiscal year ended October 31, 2011.
(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the 11-month period ended September 30, 2012 and the fiscal year ended October 31, 2011 were $75,826 and $117,206, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the 11-month period ended September 30, 2012 and the fiscal year ended October 31, 2011.
(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the 11-month period ended September 30, 2012 and the fiscal year ended October 31, 2011. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the 11-month period ended September 30, 2012 and the fiscal year ended October 31, 2011.
(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the 11-month period ended September 30, 2012 and the fiscal year ended October 31, 2011 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the 11-month period ended September 30, 2012 and the fiscal year ended October 31, 2011 were $4,548,641 and $1,436,469, respectively.
(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Premier Funds

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date	11/29/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date	11/29/12

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	11/29/12